As filed with the Securities and Exchange Commission on August 29, 2002
Securities Act File No. 333-97177

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.

SCUDDER VARIABLE SERIES II
(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

John Millette
Secretary
SCUDDER VARIABLE SERIES II
222 South Riverside Plaza
Chicago, IL 60606
(Name and Address of Agent for Service)

(800) 778-1482
(Registrant’s Area Code and Telephone Number)

with copies to:
David A. Sturms, Esq.
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, IL 60601-1003

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement is declared effective.

Title of Securities Being Registered:    Class A Shares of Beneficial Interest (no par value) of Scudder International Select Equity Portfolio, a series of the Registrant.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay the effectiveness of the registration statement until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

important news

FOR SCUDDER NEW EUROPE PORTFOLIO SHAREHOLDERS AND CONTRACT OWNERS

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here’s a brief overview of some matters affecting Scudder New Europe Portfolio (“New Europe Portfolio”) that will be the subject of a shareholder vote.

Q&A
Q    What is happening?

A    Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Manager”), the investment manager for each of the funds of the Scudder Variable Series II (the “Trust”), has recommended that the New Europe Portfolio be merged into the Scudder International Select Equity Portfolio (the “International Portfolio”). Each is a fund of the Trust. The goal is to take advantage of a new investment team and process for the International Portfolio, by reorganizing the New Europe Portfolio, a much smaller fund, into the International Portfolio.

Q    What issue am I being asked to vote on?

A    As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

■    the reorganization of the New Europe Portfolio into the International Portfolio.

After reviewing the proposal, your Board has determined that these actions are in the best interest of the New Europe Portfolio’s shareholders.

The Board recommends that you vote for the proposal.

Q    When would the reorganization take place?

A    If approved, the reorganization would take place on or about November 1, 2002. You will be notified of the changes and their implementation in future communications.

August 29, 2002

Q&A continued

Q    Why has the Board recommended that I vote in favor of the proposed reorganization?

A    As discussed in the Proxy Statement/Prospectus, your Board is recommending that shareholders vote in favor of this proposal for the following reasons:

■    Given the New Europe Portfolio’s relatively small size, it has not been able to benefit from expense economies of scale.

■    As a result of its small asset base, the New Europe Portfolio has been negatively affected by market timing activity. While it has taken steps to reduce such activity on a large scale, the Portfolio remains extremely susceptible to any level of market timing or asset reallocation activity.

■    The combined fund would be subject to the lower fee schedule of the International Portfolio’s investment management agreement and lower overall expenses.

■    DeIM agreed to pay all of the direct costs of the reorganization.

■    It is a condition of the reorganization that the New Europe Portfolio receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q    Would the reorganization of the New Europe Portfolio create adverse tax consequences for me?

A    The funds are available to investors purchasing certain variable insurance and annuity contracts offered by participating insurance companies. Because your shares are held in insurance company separate accounts, making them tax-deferred investments, there will be no realization of capital gains or losses as a result of this transaction. As a result, we fully expect your New Europe Portfolio’s reorganization would be a tax-free transaction. However, you may redeem or exchange your shares. If you choose to redeem or exchange your shares by surrendering your contract or initiating a partial withdrawal, you may be subject to taxes and a 10% tax penalty may apply.

Q    How would the combination of my New Europe Portfolio with the International Portfolio work?

A    As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in the International Portfolio. While the number of shares you own may be adjusted up or down—depending on the net asset value (NAV) of your current New Europe Portfolio and the NAV of the International Portfolio when the transaction takes place—you can be assured that the value of your investment would not change as a result of the exchange.

(continued on inside back cover)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
SCUDDER NEW EUROPE PORTFOLIO

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Scudder New Europe Portfolio (“New Europe Portfolio”), a series of Scudder Variable Series II (the “Trust”), will be held at the offices of the Trust’s investment manager, Deutsche Investment Management Americas Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on October 29, 2002, at 4:00 p.m., Eastern time, for the following purpose:

Proposal:
To approve an Agreement and Plan of Reorganization (the “Plan”) as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of the New Europe Portfolio to the Scudder International Select Equity Portfolio (the “International Portfolio”), a series of the Trust, (ii) the distribution to each shareholder of the New Europe Portfolio of Class A shares of beneficial interest of the International Portfolio in an amount equal in value to the shareholder’s shares of the New Europe Portfolio, and (iii) the termination of the New Europe Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the New Europe Portfolio at the close of business on August 28, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the New Europe Portfolio’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By Order of the Board,

John Millette
Secretary

August 29, 2002

IMPORTANT—We urge you to sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope, which requires no postage. Your prompt return of the enclosed proxy card or voting instruction form may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

PROXY STATEMENT/PROSPECTUS

August 29, 2002

Relating to the acquisition of the assets of
SCUDDER NEW EUROPE PORTFOLIO,
a separate series of
SCUDDER VARIABLE SERIES II
222 South Riverside Plaza
Chicago, Illinois 60606
(800) 778-1482

by and in exchange for Class A shares of beneficial interest of
SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO,
a separate series of
SCUDDER VARIABLE SERIES II
222 South Riverside Plaza
Chicago, Illinois 60606
(800) 778-1482

INTRODUCTION

This Proxy Statement/Prospectus is being furnished to shareholders of Scudder New Europe Portfolio (the “New Europe Portfolio”) in connection with the solicitation of proxies by the Board of Trustees of Scudder Variable Series II (the “Trust”) for use at the Special Meeting of Shareholders to be held on October 29, 2002, at the offices of Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Manager”), Two International Place, Boston, Massachusetts 02110-4103, at 4:00 p.m. (Eastern time), or at such later time made necessary by any adjournments or postponements thereof (the “Meeting”).

The New Europe Portfolio is available exclusively as a funding vehicle for variable life insurance policies (“VLI contracts”) and variable annuity contracts (“VA contracts”) offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Individual VLI and VA contract owners are not the “shareholders” of the New Europe Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission (the “SEC” or the “Commission”), each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the item to be considered at the Meeting. This Proxy Statement/Prospectus is, therefore, furnished to contract owners entitled to give voting instructions with regard to the New Europe Portfolio. This Proxy Statement/Prospectus, the Notice of Special Meeting, and the proxy cards and voting instruction forms are first being mailed to shareholders and contract owners on or about September 6, 2002, or as soon as practicable thereafter.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement/Prospectus contains one proposal (the “Proposal”). The Proposal asks shareholders of the New Europe Portfolio to vote on an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all or substantially all of the assets of the New Europe Portfolio would be acquired by the Scudder International Select Equity Portfolio (the “International Portfolio”), another series of the Trust, in exchange for Class A shares of beneficial interest of the International Portfolio, and the assumption by the International Portfolio of all of the liabilities of the New Europe Portfolio, as described more fully below (the “Reorganization”). Shares of the International Portfolio received would then be distributed to the shareholders of the New Europe Portfolio in complete liquidation of the New Europe Portfolio. As a result of the Reorganization, each shareholder of the New Europe Portfolio will become a shareholder of the International Portfolio, and will receive Class A shares of the International Portfolio having an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganization (the “Valuation Date”) equal to the aggregate net asset value of such shareholder’s shares of the New Europe Portfolio as of the close of business on the Valuation Date. The closing of the Reorganization (the “Closing”) is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about November 1, 2002.

In the description of the Proposal below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the New Europe Portfolio whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by the New Europe Portfolio or the International Portfolio (which are sometimes collectively referred to as the “Funds” and each referred to as a “Fund”), although all actions are actually taken by the Trust on behalf of the applicable Fund or Funds.

This Proxy Statement/Prospectus sets forth concisely the information about the International Portfolio that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the International Portfolio, see the International Portfolio’s prospectus dated May 1, 2002, as revised July 25, 2002, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the New Europe Portfolio, see the Fund’s prospectus dated May 1, 2002, as supplemented on July 26, 2002, which also is incorporated herein by reference. A copy of the prospectus may be obtained upon request and without charge by calling or writing the New Europe Portfolio at the telephone number or address listed above.

Also incorporated herein by reference is the Funds’ statement of additional information dated May 1, 2002, as supplemented on June 21, 2002 and as further supplemented from time to time, which may be obtained upon request and without charge by calling or writing the International Portfolio at the telephone number or address listed above. A Statement of Additional Information, dated August 29, 2002, containing additional information about the Reorganization has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing the International Portfolio at the telephone number or address listed above. Shareholder inquiries regarding the International Portfolio may be made by calling (800) 778-1482. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

Each Fund is a diversified series of shares of beneficial interest of the Trust, which is an open-end management investment company organized as a Massachusetts business trust.

The Board of Trustees unanimously recommends that shareholders of the New Europe Portfolio vote FOR the Proposal.

2

Proposal: Approval of Agreement
and Plan of Reorganization

I.    Synopsis

Introduction

The Board of Trustees of the Trust, including all of the Trustees who have no affiliation with DeIM and who are not considered “interested” Trustees (the “Independent Trustees”), approved the Plan at a meeting held on July 24, 2002. Subject to its approval by shareholders of the New Europe Portfolio, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the New Europe Portfolio to the International Portfolio, in exchange for Class A shares of beneficial interest of the International Portfolio; (b) the distribution of such shares to the shareholders of the New Europe Portfolio in complete liquidation of the New Europe Portfolio; and (c) the termination of the New Europe Portfolio. As a result of the Reorganization, each shareholder of the New Europe Portfolio will become a shareholder of the International Portfolio and will hold, immediately after the Reorganization, shares of the International Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of the New Europe Portfolio on the Valuation Date.

Reasons for the Proposed Reorganization; Board Approval

In determining whether to recommend that the shareholders of the New Europe Portfolio approve the Plan effecting the Reorganization, the Board of Trustees considered that:

•
While the New Europe Portfolio invests primarily in European stocks and the International Portfolio invests in a broader variety of countries, a large portion of the International Portfolio’s assets (over 70% at June 30, 2002) has recently been invested in European stocks.

•	The New Europe Portfolio invests in a broadly diversified portfolio of stocks, while the International Portfolio invests in a concentrated fashion—typically about 40 stocks.

•	Given the New Europe Portfolio’s relatively small size, it has not been able to benefit from expense economies of scale.

•
As a result of its small asset base, the New Europe Portfolio has been negatively affected by market timing activity. While it has taken steps to reduce such activity on a large scale, the Portfolio remains extremely susceptible to any level of market timing or asset reallocation activity.

•
The combined fund would be subject to the lower fee schedule of the International Portfolio’s investment management agreement and lower overall expenses. While the New Europe Portfolio currently is subject to expense limitations that result in its effective management fee being lower than that of the International Portfolio, total expenses of the International Portfolio are lower than those of the New Europe Portfolio, even after taking the expense limitations into consideration.

•
DeIM agreed to pay all of the direct costs of the Reorganization. In addition, DeIM has agreed to pay most of the brokerage and other transaction costs payable by the New Europe Portfolio in connection with expected sales of certain of its assets in anticipation of the Reorganization.

•	It is a condition of the Reorganization that the Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

For these reasons, as more fully described below under “The Proposed Transaction—Board Approval of the Proposed Transaction,” the Board of Trustees, including the Independent Trustees, has concluded that:

•	the Reorganization is in the best interests of the New Europe Portfolio and its shareholders; and

3

•	the interests of the existing shareholders of the New Europe Portfolio will not be diluted as a result of the Reorganization.

Accordingly, the Board of Trustees unanimously recommends approval of the Plan effecting the Reorganization. If the Plan is not approved by the New Europe Portfolio shareholders, the Fund will continue in existence unless other action is taken by the Board of Trustees.

Investment Objectives, Policies and Restrictions of the Funds

This section will help you compare the investment objective and policies of the New Europe Portfolio with those of the International Portfolio. Please be aware that this is only a summary. More complete information may be found in the Funds’ prospectuses.

The investment objectives, policies and restrictions of the International Portfolio and the New Europe Portfolio (and, consequently, the risks of investing in either of the Funds) differ. The investment objective of the International Portfolio is to seek capital appreciation. The investment objective of the New Europe Portfolio is to seek long-term capital appreciation. There can be no assurance that either Fund will achieve its investment objective. The New Europe Portfolio has different portfolio managers than the International Portfolio.

Both Funds invest primarily in equity securities. The New Europe Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The New Europe Portfolio generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal. The International Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the International Portfolio’s assets will be invested in securities that are represented in the MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index). However, the International Portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The International Portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

Equity Investments

New Europe Portfolio.    In choosing stocks, the portfolio managers of the New Europe Portfolio use a combination of three analytical disciplines:

Bottom-up research.    The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation.    The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock’s own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis.    The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries represented.

The New Europe Portfolio will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

4

International Portfolio.    The International Portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

To further narrow the pool of potential stocks, the portfolio managers of the International Portfolio use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The Fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Fixed-Income and Other Investments

The New Europe Portfolio may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

While most of the International Portfolio’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The Fund may also invest up to 20% of net assets in investment-grade debt securities.

Each Fund may use various types of derivatives, although neither of the Funds uses derivatives as principal investments and a Fund may not use them at all.

The Funds’ fundamental and non-fundamental investment restrictions, as such restrictions are set forth in the Funds’ statement of additional information, are identical. Investors should refer to the statement of additional information for a more detailed description of the Funds’ investment policies and restrictions.

Portfolio Turnover

The portfolio turnover rate for each Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the six-month period ended June 30, 2002, is listed in the chart immediately below. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Annualized Turnover Rates for the Funds as of June 30, 2002
International Portfolio	New Europe Portfolio
226%	166%

5

Comparative Considerations

The portfolio characteristics of the International Portfolio after the Reorganization will reflect the blended characteristics of the New Europe Portfolio. The following characteristics for each Fund reflect the portfolio allocation of the New Europe Portfolio’s and the International Portfolio’s investments as of June 30, 2002. The table also reflects the blended portfolio characteristics of the New Europe Portfolio into the International Portfolio, giving effect to the Reorganization.

Portfolio Allocation(1)
(As a % of Portfolio)
(Excludes Cash Equivalents)

	International Portfolio	New Europe Portfolio	Pro Forma (Combined)(2)
Europe
Belgium	—	0.4%	0.1%
Denmark	4.8%	1.0%	3.9%
Finland	1.2%	3.2%	1.6%
France	18.7%	22.4%	19.5%
Germany	2.2%	20.6%	6.3%
Ireland	2.4%	—	1.8%
Italy	2.1%	3.9%	2.5%
Netherlands	8.2%	6.6%	7.9%
Portugal	—	0.5%	0.1%
Spain	4.5%	6.6%	5.0%
Sweden	—	0.8%	0.2%
Switzerland	8.2%	10.6%	8.7%
United Kingdom	20.6%	23.1%	21.2%

Total Europe	72.9%	99.7%	78.8%

Non-Europe
Australia	3.9%	—	3.1%
Brazil	—	—	—
Canada	—	—	—
Egypt	—	—	—
Hong Kong	4.2%	—	3.2%
Japan	19.0%	—	14.8%
Korea	—	—	—
Mexico	—	—	—
Russia	—	—	—
Taiwan	—	—	—
Turkey	—	—	—
United States	—	0.3%	0.1%

Total Non-Europe	27.1%	0.3%	21.2%

(1)
The New Europe Portfolio normally consists of 80% European securities. The International Portfolio invests in a mix of foreign or international securities, at least 50% of which are represented in the MSCI EAFE Index.

(2)
Reflects the blended characteristics of the New Europe Portfolio into the International Portfolio, assuming the Reorganization took place on June 30, 2002. This is provided for informational purposes only. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.

6

Performance

The following table shows how each Fund’s returns over different periods average out. The table does not reflect sales loads or fees associated with a separate account that invests in the Funds or any insurance contract for which a Fund is an investment option; if it did, returns would be lower. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of each Fund and the index varies over time, and past performance is not necessarily indicative of future results. In addition, prior to May 1, 2000, the New Europe Portfolio was named “Kemper International Growth and Income Portfolio” and operated with a different goal and investment strategy, and performance would have been different if the Fund’s current policies had been in effect. Also, prior to May 1, 2002, the International Portfolio was named “Scudder International Research Portfolio” and operated with a different goal and investment strategy, and prior to May 1, 2001, the Fund was named “Kemper International Portfolio” and operated with a different goal and investment strategy than the International Portfolio or Scudder International Research Portfolio. Performance would have been different if the International Portfolio’s current policies had been in effect. All figures assume reinvestment of dividends and distributions.

Average Annual Total Return
For the Periods Ended June 30, 2002

	Past Year	Past 5 Years	Since Inception
New Europe Portfolio	(16.95)%	N/A	(9.85)%*
International Portfolio—Class A	(10.74)%	(1.63)%	5.37%**
Comparative Index for the New Europe Portfolio and the International Portfolio:	(9.49)%	(1.55)%	(3.18)%*/4.08	%**
MSCI EAFE***

*	Inception date of the New Europe Portfolio is May 5, 1998. Index comparison begins April 30, 1998.
**	Inception date of the International Portfolio is January 6, 1992. Index comparison begins December 31, 1991.
***	The MSCI EAFE Index is a generally accepted benchmark for performance of major overseas markets.

Investment Manager; Fees and Expenses

Each Fund retains the investment management firm of DeIM, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Trust’s Trustees. DeIM is a Delaware corporation with its principal office located at 345 Park Avenue, New York, New York 10154. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management contract, each Fund pays the Investment Manager an investment management fee, although the fee rates differ. The International Portfolio pays the Investment Manager a fee at an annual rate of 0.75% of its average daily net assets, payable monthly. As of June 30, 2002, the International Portfolio had total net assets of $111,732,371.

The New Europe Portfolio pays the Investment Manager a graduated investment management fee, based on the New Europe Portfolio’s average daily net assets, payable monthly, at the annual rates shown below:

7

Average Daily Net Assets of the Portfolio	Fee Rate
$0—$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
over $3 billion	0.80%

The Investment Manager has contractually agreed to waive a portion of the New Europe Portfolio’s expenses through April 30, 2003 in order to limit the New Europe Portfolio’s total operating expenses expressed as a percentage of average daily net assets to 1.12%. For the fiscal year ended December 31, 2001, the New Europe Portfolio paid the Investment Manager a fee of 0.22% of its average daily net assets (the figure reflects the effect of expense limitations and/or fee waivers then in effect).

The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for the International Portfolio.

Subadvisor for International Portfolio

Under a subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of DeIM, DeAMIS has served as subadvisor for the International Portfolio since May 2002. DeIM, and not the International Portfolio, pays a fee to DeAMIS for acting as subadvisor to the International Portfolio.

Comparison of Expenses

The table and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the International Portfolio, and compare these with the expenses of the New Europe Portfolio. As indicated below, it is expected that the total expense ratio of the International Portfolio following the Reorganization will be lower than the current expense ratio of the New Europe Portfolio. Unless otherwise noted, the information is based on the Funds’ expenses and average daily net assets during the twelve months ended June 30, 2002, and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for that period. This table does not reflect sales loads or fees associated with a separate account that invests in the Funds or any insurance contract for which the Funds are investment options.

8

Expense Comparison Table
Annual Fund Operating Expenses (Unaudited)
June 30, 2002

	New Europe Portfolio	International Portfolio—Class A Shares	Pro Forma (Combined)(1)
Annual Fund Operating Expenses (as a % of average net assets)
Management Fees	1.00%	.75%	.75%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	1.24%	.18%	.18%

Total Annual Fund Operating Expenses	2.24%	.93%	.93%

Expense Reimbursement(2)	1.12%	N/A	N/A

Net Annual Fund Operating Expenses(2)	1.12%	.93%	.93%

Expense Example of Total Operating Expenses at the End of the Period(3)
One Year	$ 114	$ 95	$ 95
Three Years	$ 592	$ 296	$ 296
Five Years	$1,098	$ 515	$ 515
Ten Years	$2,487	$1,143	$1,143

Notes to Expense Comparison Table:
(1)	The Pro Forma column reflects expenses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.
(2)	DeIM has agreed to cap the total annual operating expenses of the New Europe Portfolio at 1.12% until April 30, 2003.
(3)
Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemption at the end of each period. This is only an example; your actual expenses will be different.

Financial Highlights

For management’s discussion of the International Portfolio’s performance for the fiscal year ended December 31, 2001, please refer to Exhibit B attached hereto.

The financial highlights table for the International Portfolio, which is intended to help you understand the International Portfolio’s financial performance for the past five and a half years, is attached hereto as Exhibit C.

For management’s discussion of the New Europe Portfolio’s performance for the fiscal year ended December 31, 2001, please refer to Exhibit D attached hereto.

Distribution and Services Fees

Pursuant to an underwriting and distribution services agreement with the Trust, Scudder Distributors, Inc. (the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, an affiliate of the Investment Manager, will act as principal underwriter and distributor for the shares of the combined fund and will act as agent of the combined fund in the continuous offering of its shares. As agent, the Distributor will offer shares of the combined fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the combined fund or the Trust may from time to time be registered or where permitted by applicable law. After the Reorganization, the Distributor will continue to accept orders for shares of the combined fund at net asset value without a sales commission and on a no-load basis.

Purchases and Redemptions

The purchase and redemption procedures and privileges of the International Portfolio, giving effect to the Reorganization, will be identical to those of the New Europe Portfolio. The International Portfolio also offers a second class of shares, Class B shares, pursuant to a separate prospectus.

9

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VLI and VA contracts. The shares of the Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of a Participating Insurance Company.

No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

Dividends and Other Distributions

The Funds normally declare and distribute dividends of net investment income annually. Each Fund distributes any net realized short-term and long-term capital gains at least annually. Each Fund may make an additional distribution if necessary. Dividends and distributions of each Fund are invested in additional shares of that Fund at net asset value and credited to the shareholders’ account on the payment date.

If the Plan is approved by New Europe Portfolio’s shareholders, that Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Tax Consequences

As a condition to the Reorganization, the Fund will have received an opinion of Vedder, Price, Kaufman & Kammholz in connection with the Reorganization to the effect that, based upon certain facts, assumptions, and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the New Europe Portfolio or its shareholders as a direct result of the Reorganization. See “The Proposed Transaction—Federal Income Tax Consequences” below.

* * *

The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectus and statement of additional information of the International Portfolio, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.    Principal Risk Factors

Because there are differences in the investment objectives, policies and strategies of the International Portfolio and the New Europe Portfolio, there are also differences in the principal risks of the Funds. The principal risk of the International Portfolio is foreign stock market risk. The principal risk of the New Europe Portfolio is European stock market risk. The fact that the New Europe Portfolio focuses on a single geographic region could affect its performance. In addition, since the International Portfolio focuses its investments in a small number of issuers, any adverse performance by one of its holdings could have a disproportionately adverse impact on the Portfolio’s performance.

10

Stock market risk depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies. Foreign securities are generally more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Although the International Portfolio and the New Europe Portfolio each may invest in common stocks, their portfolio holdings are expected to differ considerably in terms of exposure to particular foreign regions. Moreover, the New Europe Portfolio employs a combination of three analytical disciplines: (1) bottom-up research, (2) growth orientation, and (3) top-down analysis, whereas the International Portfolio utilizes an entirely bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in the markets, a change in business strategy or other factors. Because different segments of the stock market and different investment styles may react quite differently to economic and other factors, the risks of the Funds are expected to vary.

The International Portfolio may invest up to 20% of its net assets in investment-grade debt securities. The New Europe Portfolio may invest up to 20% of its total assets in European debt securities of any credit quality, including junk bonds. Non-investment grade debt securities may pay higher yields but also may have higher volatility and risk of default.

The Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

For a further discussion of the investment techniques and risk factors applicable to each Fund, see “Investment Objectives, Policies and Restrictions of the Funds” above, and the prospectus and statement of additional information for the Funds.

III.    The Proposed Transaction

Description of the Plan

As stated above, the Plan provides for the transfer of all or substantially all of the assets of the New Europe Portfolio to the International Portfolio, in exchange for that number of full and fractional Class A shares having an aggregate net asset value equal to the aggregate net asset value of the shares of the New Europe Portfolio as of the close of business on the Valuation Date. The International Portfolio will assume all of the liabilities of the New Europe Portfolio. The New Europe Portfolio will distribute the shares received in the exchange to the shareholders of the New Europe Portfolio in complete liquidation of the Fund. The New Europe Portfolio will then be terminated.

Upon completion of the Reorganization, each shareholder of the New Europe Portfolio will own that number of full and fractional shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the New Europe Portfolio as of the close of business on the Valuation Date. Such shares will be held in an account with the International Portfolio identical in all material respects to the account currently maintained by the New Europe Portfolio for such shareholder.

In the interest of economy and convenience, shares issued to the New Europe Portfolio’s shareholders in the Reorganization will be in uncertificated form. If shares of the New Europe Portfolio are represented by certificates prior to the Closing, such certificates should be returned to the New Europe Portfolio’s shareholder servicing agent. Any shares of the International Portfolio distributed in the Reorganization to shareholders in exchange for certificated shares of the New Europe Portfolio may not be transferred, exchanged, or redeemed without delivery of such certificates.

11

Until the Closing, shareholders of the New Europe Portfolio will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of shares of the International Portfolio received by the shareholder in connection with the Reorganization.

The obligations of the Trust on behalf of the respective Funds under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by a party if the Closing has not occurred by December 31, 2002, unless such date is extended by mutual agreement of the parties; or (iii) by a party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with a Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the International Portfolio to be issued to the New Europe Portfolio in the Plan to the detriment of the New Europe Portfolio’s shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

On July 24, 2002, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization, and agreed to recommend that the Reorganization be approved by the New Europe Portfolio’s shareholders.

In determining whether to recommend that the shareholders of the New Europe Portfolio approve the Reorganization, the Board of Trustees considered, among other factors, that:

•
While the New Europe Portfolio invests primarily in European stocks and the International Portfolio invests in a broader variety of countries, a large portion of the International Portfolio’s assets (over 70% at June 30, 2002) has recently been invested in European stocks.

•	The New Europe Portfolio invests in a broadly diversified portfolio of stocks, while the International Portfolio invests in a concentrated fashion—typically about 40 stocks.

•	Given the New Europe Portfolio’s relatively small size, it has not been able to benefit from expense economies of scale.

•
As a result of its small asset base, the New Europe Portfolio has been negatively affected by market timing activity. While it has taken steps to reduce such activity on a large scale, the Portfolio remains extremely susceptible to any level of market timing or asset reallocation activity.

•
The combined fund would be subject to the lower fee schedule of the International Portfolio’s investment management agreement and lower overall expenses. While the New Europe Portfolio currently is subject to expense limitations that result in its effective management fee being lower than that of the International Portfolio, total expenses of the International Portfolio are lower than those of the New Europe Portfolio, even after taking the expense limitations into consideration.

•
DeIM agreed to pay all of the direct costs of the Reorganization. In addition, DeIM has agreed to pay most of the brokerage and other transaction costs payable by the New Europe Portfolio in connection with expected sales of certain of its assets in anticipation of the Reorganization.

12

•	It is a condition of the Reorganization that the Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the New Europe Portfolio, including comparisons between the expenses of the New Europe Portfolio and the estimated operating expenses of the International Portfolio, and between the estimated operating expenses of the International Portfolio and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds’ investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for the International Portfolio to attract additional assets; (f) the investment performance of each Fund; and (g) the potential costs of any necessary rebalancing of each Fund’s portfolio.

As part of their analysis, the Trustees considered costs of the Reorganization to be borne by existing shareholders. DeIM agreed to bear all of the direct anticipated costs of the Reorganization, including board meeting fees, legal and accounting fees, proxy solicitation costs and any SEC registration fees that may be payable by the International Portfolio. In addition, DeIM has agreed to pay 77% of the brokerage and other transaction costs payable by the New Europe Portfolio in connection with expected sales of certain of its assets in anticipation of the Reorganization (which percentage was based upon the anticipated relative expense savings to the New Europe Portfolio and DeIM from the Reorganization). DeIM currently anticipates that there will be turnover of approximately 50% of the New Europe Portfolio’s holdings, for which the transaction costs are estimated to be about $200,000, or approximately .038¢ per share of the New Europe Portfolio based on June 30, 2002 assets.

Based on all the foregoing, the Board concluded that the New Europe Portfolio’s participation in the Reorganization would be in the best interests of the New Europe Portfolio and would not dilute the interests of the New Europe Portfolio’s shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the New Europe Portfolio approve the Reorganization.

Description of the Securities to Be Issued

The New Europe Portfolio is a series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated January 22, 1987, as amended. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest, all having no par value per share. The Trustees of the Trust are authorized to divide the Trust’s shares into separate series. The International Portfolio is one of 28 series of the Trust that the Board has created to date. The Trustees of the Trust are also authorized to further divide the shares of the series of the Trust into classes. The International Portfolio has both A and B share classes while the New Europe Portfolio has no classes of shares.

Each share of a series of the Trust, such as the International Portfolio, represents an interest that is equal to and proportionate with each other share of that series. Shareholders of a series are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no differences between the rights of shareholders of the New Europe Portfolio and the rights of shareholders of the International Portfolio.

Federal Income Tax Consequences

The Reorganization in the Proposal is conditioned upon the receipt by the Funds of an opinion from Vedder, Price, Kaufman & Kammholz substantially to the effect that, based upon certain facts, assumptions, and representations of the parties, for federal income tax purposes: (i) the transfer to the International Portfolio of all or substantially all of the assets of the New Europe Portfolio in exchange solely for Class A shares of beneficial interest of the International Portfolio and the assumption by the International Portfolio of all of the liabilities of the New Europe Portfolio, followed by the distribution of

13

such shares to the New Europe Portfolio’s shareholders in exchange for their shares of the New Europe Portfolio in complete liquidation of the New Europe Portfolio, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the International Portfolio and the New Europe Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the New Europe Portfolio upon the transfer of all or substantially all of its assets to the International Portfolio in exchange solely for shares of beneficial interest of the International Portfolio and the assumption by the International Portfolio of all of the liabilities of the applicable New Europe Portfolio or upon the distribution of such shares to shareholders of that New Europe Portfolio in exchange for their shares of that New Europe Portfolio; (iii) the basis of the assets of the New Europe Portfolio in the hands of the International Portfolio will be the same as the basis of such assets of the applicable New Europe Portfolio immediately prior to the transfer; (iv) the holding period of the assets of the New Europe Portfolio in the hands of the International Portfolio will include the period during which such assets were held by the applicable New Europe Portfolio; (v) no gain or loss will be recognized by the International Portfolio upon the receipt of the assets of a New Europe Portfolio in exchange for shares of beneficial interest of the International Portfolio and the assumption by the International Portfolio of all of the liabilities of that New Europe Portfolio; (vi) no gain or loss will be recognized by the shareholders of a New Europe Portfolio upon the receipt of the shares of beneficial interest of the International Portfolio solely in exchange for their shares of that New Europe Portfolio as part of the transaction; (vii) the basis of the shares received by each shareholder of an applicable New Europe Portfolio will be the same as the basis of the shares of the applicable New Europe Portfolio exchanged therefor; and (viii) the holding period of the shares received by each shareholder of an applicable New Europe Portfolio will include the holding period during which the shares of the applicable New Europe Portfolio exchanged therefor were held, provided that at the time of the exchange the shares of that New Europe Portfolio were held as capital assets in the hands of such shareholder of that New Europe Portfolio.

The International Portfolio intends to identify to the New Europe Portfolio those assets that it does not wish to acquire because they are not consistent with the current strategy of the International Portfolio, and the New Europe Portfolio has agreed to dispose of those assets prior to the Closing. Currently, DeIM expects that there will be turnover of approximately 50% of the New Europe Portfolio’s holdings prior to the Closing, for which the shareholders of the New Europe Portfolio will incur transaction costs and, potentially, capital gains. In addition, after the Closing, the International Portfolio may dispose of certain securities received by it from the New Europe Portfolio in connection with the Reorganization, which may result in transaction costs and capital gains.

While the New Europe Portfolio is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and certain legal matters concerning the issuance of shares of the International Portfolio will be passed on by Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle Street, Chicago, Illinois 60601.

14

Capitalization

The following sets forth the unaudited as adjusted capitalization of the International Portfolio and New Europe Portfolio as of June 30, 2002 and on a pro forma basis as of that same date giving effect to the Reorganization(1):

	International Portfolio	New Europe Portfolio	Pro Forma Adjustments	Pro Forma for Reorganization
Net Assets	$111,732,371	$33,202,028	$—	$144,934,399
Net Asset Value Per Share	$9.03	$6.26	$—	$9.03
Shares Outstanding	12,369,021	5,300,182	(1,623,324)	16,045,879	(2)

(1)
Assumes the Reorganization had been consummated on June 30, 2002, and is for informational purposes only. No assurance can be given as to how many shares of the International Portfolio will be received by the shareholders of the New Europe Portfolio on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Class A shares of the International Portfolio that actually will be received on or after such date.

(2)
Assumes the issuance of 3,676,858 shares in exchange for the net assets of the New Europe Portfolio. The number of shares issued is based on pro forma net asset value of each class of Fund shares, on June 30, 2002.

The International Portfolio will be the accounting survivor after the Reorganization.

The Board of Trustees unanimously recommends that shareholders of the New Europe Portfolio vote in favor of the Proposal.

INFORMATION ABOUT THE FUNDS

Information about the Funds

Additional information about the Trust, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or by calling 1-800-778-1482.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, files reports, proxy material, and other information about each of the Funds with the SEC. Such reports, proxy material, and other information filed by the Trust can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 233 Broadway, New York, NY 10279; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) that contains the prospectuses and statement of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statement of additional information, and other information about the Trust and the Funds.

General

Proxy Solicitation.    As discussed above, shares of the New Europe Portfolio are offered only to Participating Insurance Companies to fund benefits under their VA contracts and VLI contracts (each a “Contract”). Accordingly, as of the close of business on August 28, 2002, shares of the New Europe Portfolio were held by separate accounts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their

15

respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, “Participants”). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of the New Europe Portfolio held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of the New Europe Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against, or abstaining, in the same proportion as the shares of the New Europe Portfolio for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to the Proposal on which they are entitled to vote, for all shares of each applicable New Europe Portfolio held under the Contract, for, against, or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement/Prospectus is used to solicit instructions from Participants for voting shares of the New Europe Portfolio, as well as for soliciting proxies from the Participating Insurance Companies and the actual shareholders of the New Europe Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement/Prospectus.

Any shareholder of the New Europe Portfolio giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o DeIM, at the address for the Funds shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the New Europe Portfolio. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may vote the interest represented thereby FOR the Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

The presence at the shareholders’ meeting, in person or by proxy, of the holders of at least 30% of the shares of the New Europe Portfolio entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the New Europe Portfolio’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by the New Europe Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on the matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Approval of the Proposal requires the affirmative vote of the holders of a majority of the New Europe Portfolio’s shares outstanding and entitled to vote.

16

Holders of record of shares of the New Europe Portfolio at the close of business on August 28, 2002 will be entitled to one vote per share on all business of the Meeting. As of June 28, 2002, the New Europe Portfolio had 5,300,181.557 outstanding shares. Holders of Class A shares of the International Portfolio are not being asked to vote on the Reorganization.

To the best of the Trust’s knowledge, as of June 28, 2002, each executive officer and Trustee of the Trust individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of either Fund. Appendix 1 hereto sets forth the beneficial owners of 5% or more of each Fund’s shares, as of June 28, 2002. To the best of the Trust’s knowledge, as of June 28, 2002, no person owned beneficially 5% or more of the outstanding shares of the applicable Fund, except as stated on Appendix 1.

Proxy solicitation costs will be paid by DeIM. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of DeIM or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Georgeson Shareholder Communications, Inc. (“Georgeson”) also has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,850. As the Meeting date approaches, certain shareholders of the Fund, if their votes have not yet been received, may receive a telephone call from a representative of Georgeson. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or the last four digits of the shareholder’s social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Should shareholders require additional information regarding the proxy or a replacement proxy card or voting instruction form, they may contact Georgeson toll-free at 1-866-868-4450. Any proxy given by a shareholder is revocable until voted at the Meeting.

17

Shareholder Proposals for Subsequent Meetings.    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Distributors, 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion. If the Reorganization is approved, there will be no further meetings of shareholders of the New Europe Portfolio.

Other Matters to Come Before the Meeting.    The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the New Europe Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,
John Millette
Secretary

18

INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:	FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT B:	MANAGEMENT’S DISCUSSION OF INTERNATIONAL PORTFOLIO’S PERFORMANCE

EXHIBIT C:	FINANCIAL HIGHLIGHTS TABLE FOR SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO

EXHIBIT D:	MANAGEMENT’S DISCUSSION OF NEW EUROPE PORTFOLIO’S PERFORMANCE

APPENDIX 1:	BENEFICIAL OWNERS OF FUND SHARES

19

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 24th day of July, 2002, by and among Scudder Variable Series II (the “Trust”), a Massachusetts business trust, on behalf of Scudder International Select Equity Portfolio (the “Acquiring Fund”) and Scudder New Europe Portfolio (the “Acquired Fund” and together with the Acquiring Fund, each a “Fund”), and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of Section 10.2 of the Agreement only). Each Fund is a separate series of the Trust. The principal place of business of the Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all Acquired Fund Liabilities and the Liquidation of the Acquired Fund.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in Section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Trust’s Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to Section 1.4).

1.3  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in Section 3.1, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in Section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such Acquired Fund Shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    Valuation

2.1  The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in Section 2.1.

2.3  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

3.    Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be November 1, 2002, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 8:00 a.m., Central time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  Brown Brothers Harriman & Co. (“BBHC”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to BBHC, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund may be delivered by wire transfer of federal funds on the Closing Date.

3.4  Scudder Investments Service Company (“SISC”), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of the Trust, accurate appraisal of the value of the net assets with respect to shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including, but not limited to, any deferred compensation to the Trust’s Board members.

4.    Representations and Warranties

4.1  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)
The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of Shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Declaration of Trust. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)
The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)
No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)
The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in violation of Massachusetts law or of the Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)
No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)
The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2001, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)
Since December 31, 2001, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)
At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)
For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)
All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the

Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)
The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)
The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)
The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)
The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of Shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)
The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)
No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)
The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in violation of Massachusetts law or of the Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)
No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)
The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2001, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)
Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

(h)
At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)
For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)
All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k)
The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)
At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)
The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)
The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)
The Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    Covenants of the Acquiring Fund and the Acquired Fund

5.1  Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions (including those dividends and distributions paid pursuant to Section 1.4) and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) subject to Section 5.15 hereof, each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than October 29, 2002.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Trust on behalf of the Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in Section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing (but in no event later than twelve months following the Closing), the Acquired Fund shall make a liquidating distribution to its Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  Each Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transactions will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transactions to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz to render the tax opinion contemplated herein in Section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund may declare and pay to its Shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Trust agrees, on behalf of the Acquiring Fund, to identify in writing, prior to the Closing Date, any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund. The Trust agrees, on behalf of the Acquired Fund, to dispose of any such assets prior to the Closing Date.

6.    Conditions Precedent to Obligations of the Acquired Fund

With respect to the Reorganization, the obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), the Trust’s Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed on its behalf by the Trust’s President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)	The Trust has been duly formed and is an existing business trust;

(b)	the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

(c)
the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)
the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust, as amended, or By-laws;

(e)
to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made;

(f)
the Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; and

(g)
except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the

1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and no facts have come to counsel’s attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz of customary representations it shall reasonably request of the Trust, on behalf of the Acquired Fund and the Acquiring Fund.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.    Conditions Precedent to Obligations of the Acquiring Fund

With respect to the Reorganization, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), the Trust’s Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Trust on behalf of the Acquired Fund.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed on its behalf by the Trust’s President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)	The Trust has been duly formed and is an existing business trust;

(b)	the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

(c)	the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)
the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust, as amended, or By-laws;

(e)
to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made; and

(f)
except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and no facts have come to counsel’s attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz of customary representations it shall reasonably request of the Trust, on behalf of the Acquired Fund and the Acquiring Fund.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.    Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolution evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz addressed to the Acquired Fund and the Acquiring Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz of representations it shall request of the Trust on behalf of each of the Acquired Fund and the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.    Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of the Trust’s Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of the Trust’s Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    Fees and Expenses

10.1  The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  The expenses associated with the transactions contemplated herein, including board meeting fees, legal and accounting fees, proxy solicitation costs and any SEC registration fees that may be payable by the Aquiring Fund, will be borne by DeIM. In addition, DeIM will bear 77% of the brokerage costs payable by the Acquired Fund in connection with sales of certain of its assets in anticipation of the Reorganization.

11.    Entire Agreement; Survival of Warranties

11.1  Each Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2  Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.    Termination

12.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction to such party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2002 (provided that the rights to terminate this Agreement pursuant to this subsection (ii) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date), unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Trust’s Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Trust on behalf of the Acquired Fund and any authorized officer of the Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

14.    Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.    Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the Shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Board members, Shareholders, nominees, officers, agents or employees of the Trust or the Funds personally, but bind only the respective property of the Funds, as provided in the Trust’s Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of the Trust acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER VARIABLE SERIES II on behalf of Scudder New Europe Portfolio

Secretary	By:
Its:

Attest:	SCUDDER VARIABLE SERIES II on behalf of Scudder International Select Equity Portfolio

Secretary	By:
Its:

The undersigned is a party to this Agreement for the purposes of Section 10.2 only.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

EXHIBIT B

MANAGEMENT’S DISCUSSION OF INTERNATIONAL PORTFOLIO’S PERFORMANCE

(reproduced from annual report for the fiscal year ended December 31, 2001,  at which time the International Portfolio was called “Scudder International Research Portfolio”)

Scudder International Research Portfolio

Global markets declined for the bulk of the annual period ending December 31, 2001. The corporate landscape was increasingly driven to shift away from the rising profit expectations and toward a slowdown or even decline. Investor nervousness about the technology slowdown, rising oil prices and widespread economic malaise hurt stock prices as well as consumer confidence. A series of disappointing earnings announcements and corporate layoffs only made these problems worse. The events of September 11 in the United States severely aggravated these negative trends. However, central banks across the world reacted swiftly to ease interest rates and inject liquidity into the financial system. In the final months of the year, global markets in general rebounded in response to the quick and forceful reaction from global policy makers. Of the major international stock markets, Japan’s was the weakest performer. The global economic slowdown hit Japan especially hard given the fragile state of its economy. European markets also retracted from previous highs, though they performed relatively better.

Scudder International Research Portfolio declined 24.43 percent against this backdrop, compared with the MSCI EAFE + EMF Index, which fell 19.47 percent. As you know, we try to maintain a diversified portfolio of international equities while also adhering to a regional allocation that is neutral compared with our benchmark. The three regions are Europe, Japan and the emerging markets. In Europe and Japan, we keep the portfolio’s sector allocations neutral as well. Weakness among Japanese industrials and financials—reflecting economic weakness in that country—contributed to relative underperformance in developed markets. Select emerging markets holdings offset some of the damage, particularly toward the end of the period.

During the current period of heightened economic uncertainty, we remain focused first and foremost on security selection, with continued attention to strong market positions, balance sheet strength and valuation support. We expect the liquidity-driven rally to continue and are further encouraged by some signs of stabilization in the U.S. economy, which bodes well for the global economy.

Elizabeth van Caloen, Lead Portfolio Manager
Zurich Scudder Investments, Inc.

B-1

B-2

EXHIBIT C

FINANCIAL HIGHLIGHTS TABLE FOR
SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO

This table is designed to help you understand the International Portfolio’s financial performance for the periods reflected below. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the International Portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. Except with respect to the six-month period ended June 30, 2002, this information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the International Portfolio’s financial statements, is included in the International Portfolio’s annual report.

Prior to May 1, 2002, the International Portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Performance would have been different if the International Portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Years Ended December 31,
	2002(c)		2001	2000(a)	1999(a)	1998(a)	1997(a)
Selected Per Share Data
Net asset value, beginning of period	$9.24		$14.73	$21.45	$17.00	$16.15	$15.64
Income (loss) from investment operations:
Net investment income (loss)	.08	(b)	.05 (b)	.08 (b)	.07 (b)	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.25)		(3.46)	(3.90)	6.73	1.48	1.30
Total from investment operations	(.17)		(3.41)	(3.82)	6.80	1.65	1.41
Less distributions from:
Net investment income	(.04)		(.10)	—	(.20)	(.20)	(.20)
Net realized gains on investment transactions	—		(1.98)	(2.90)	(2.15)	(.60)	(.70)
Total distributions	(.04)		(2.08)	(2.90)	(2.35)	(.80)	(.90)
Net asset value, end of period	$9.03		$9.24	$14.73	$21.45	$17.00	$16.15
Total Return (%)	(1.85	)**	(24.43)	(20.49)	45.71	10.02	9.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112		121	179	252	213	200
Ratio of expenses (%)	.92	*	.92	.84	.94	.93	.91
Ratio of net investment income (loss) (%)	1.65	*	.44	.47	.40	.96	.71
Portfolio turnover rate (%)	226	*	145	87	136	90	79

(a)
On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

(b)	Based on average shares outstanding during the period.
(c)	For the six months ended June 30, 2002 (Unaudited).
*	Annualized
**	Not annualized

C-1

EXHIBIT D

MANAGEMENT'S DISCUSSION OF NEW EUROPE PORTFOLIO’S PERFORMANCE

(reproduced from annual report for the fiscal year ended December 31, 2001)

Scudder New Europe Portfolio

Markets around the globe declined for the bulk of the period as investors reacted to the deteriorating economic environment. Corporate profit expectations were ratcheted down, buffeted by the headwinds of falling investment spending and rising oil prices. Although European markets tracked the U.S. markets, the underlying fundamentals in Europe looked more solid. Europe was earlier in its economic cycle than the United States and was less exposed to market and economic excesses. Europe had been less burdened by the imbalances that characterize the U.S. financial system, such as the high levels of debt among consumers and corporations. Even so, by the second quarter, European companies began to preannounce profit shortfalls. Then, the shocking terrorist attacks on the United States shattered markets. European markets fell sharply in the days following the attack. However, the sharp contraction in equity prices and the aggressive and apparently coordinated interest rate cuts by the Federal Reserve, the Bank of England and even the reluctant European Central Bank served to establish a base for equity prices. Markets staged a recovery toward the end of the period.

For the 12-month period ended December 31, 2001, MSCI Europe Equity Index declined 19.90 percent, while Scudder New Europe Portfolio fell 29.86 percent. The portfolio suffered from its growth bias during this period when typical growth industries such as technology, media and telecom performed poorly overall. Several of our positions in commercial services and software also hurt performance due to their sensitivity to corporate spending pullbacks. As we move into 2002, we continue to expect a market punctuated by volatility and sector rotation, but overall we see several supporting factors, including relatively attractive valuations, the successful introduction of the euro, increasing confidence in the economic outlook and ongoing restructuring of European companies as they adapt to their transforming landscaping.

Carol L. Franklin
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

D-1

D-2

APPENDIX 1

BENEFICIAL OWNERS OF FUND SHARES

To the best of the Trust’s knowledge, there was no beneficial ownership of more than 5% of the outstanding shares of the International Portfolio or the New Europe Portfolio, except as noted below:

As of June 28, 2002, 5,896,776 shares in the aggregate, or 47.60% of the outstanding Class A shares of the International Portfolio, were held c/o Kemper Investors Life Insurance Company, Windy Pointe II, 1600 McConnor Parkway, Schaumburg, IL 60196, who may be deemed to be the beneficial owner of such shares.

As of June 28, 2002, 1,744,829 shares in the aggregate, or 14.08% of the outstanding Class A shares of the International Portfolio, were held c/o Kemper Investors Life Insurance Company, Farmer’s Annuity Products, Windy Pointe II, 1600 McConnor Parkway, Schaumburg, IL 60196, who may be deemed to be the beneficial owner of such shares.

As of June 28, 2002, 3,478,431 shares in the aggregate, or 65.58% of the outstanding shares of the New Europe Portfolio, were held c/o Kemper Investors Life Insurance Company, Windy Pointe II, 1600 McConnor Parkway, Schaumburg, IL 60196, who may be deemed to be the beneficial owner of such shares.

As of June 28, 2002, 41,677,804 shares in the aggregate, or 37.26% of the outstanding Class A shares of the International Portfolio, were held c/o Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of such shares.

As of June 28, 2002, 10,735,875 shares in the aggregate, or 32.28% of the outstanding shares of the New Europe Portfolio, were held c/o Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of such shares.

Q&A continued

Q    Who will pay for the reorganization?

A    Almost all costs associated with the reorganization will be borne by DeIM. For more information please consult the enclosed Proxy Statement/Prospectus.

Q    Whom should I call for more information about this Proxy Statement?

A    Please call Georgeson Shareholder Communications, Inc., your Portfolio’s information agent, at 1-866-868-4450.

thank you

FOR MAILING YOUR PROXY CARD PROMPTLY!

We appreciate your continuing support and look forward  to serving your future investment needs.

For more information, please contact Georgeson Shareholder
Communications, your Portfolio’s information agent, at (866) 868-4450.

SVSIINE

Scudder Variable Series II

•	Scudder International Select Equity Portfolio

Prospectus

May 1, 2002
as revised July 25, 2002

Class A Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolio Works	Your Investment in the Portfolio

3 Scudder International Select Equity Portfolio	9 Buying and Selling Shares

7 Other Policies and Risks	9 How the Portfolio Calculates Share Price

8 Investment Advisor	10 Distributions

8 Portfolio Subadvisor	10 Taxes

How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that this portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio
formerly Scudder International Research Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio’s assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don’t intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform — something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio’s investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

•	the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters
•	a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio’s performance
•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor’s top research recommendations.

3

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

For the periods included in the bar chart:
Best Quarter: 31.03%, Q4 1999                                                     Worst Quarter: –17.32%, Q3 1998
2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

			Since 1/6/92
	1 Year	5 Years	Life of Class

Portfolio — Class A	–24.43	1.07	5.84
Index	–21.44	0.89	4.46*

Index:	The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*	Since 12/31/1991

4

The Portfolio Managers

The portfolio’s subadvisor is Deutsche Asset Management Investment Services Ltd.

The following people handle the day-to-day management of the portfolio:

Alex Tedder
Director of Deutsche Asset Management and Lead Manager to the portfolio.

•	Joined Deutsche Asset Management in 1994 and the portfolio in 2002.
•	Previously managed European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management.
•	Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.
•	MA, Freiburg University.

Clare Brody
CFA, Director of Deutsche Asset Management and Co-Manager of the portfolio.

•	Joined Deutsche Asset Management in 1993 and the portfolio in 2002.
•	Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.
•	10 years of investment industry experience.

Stuart Kirk
Associate Director of Deutsche Asset Management and Co-Manager to the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.
•	Analyst and fund manager in London, having since served as portfolio manager and analyst for International Equity in Sydney.
•	Portfolio manager for EAFE Equity and global equity analyst for Business Services & Transport sector: London.
•	MA, Cambridge University.

Marc Slendebroek
Vice President of Deutsche Asset Management and Co-Manager of the portfolio.

•	Joined Deutsche Asset Management in 1994 and the portfolio in 2002.
•	Over 13 years of investment industry experience.
•	MA, University of Leiden (Netherlands).

James Pulsford
Director of Deutsche Asset Management and Consultant to the portfolio.

•	Joined Deutsche Asset Management in 1984 and the portfolio in 2002.
•	17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

5

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio — Class A

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]

Selected Per Share Data

Net asset value, beginning of period	$14.73	$21.45	$17.00	$16.15	$15.64

Income (loss) from investment operations:
Net investment income (loss)	.05b	.08b	.07b	.17	.11

Net realized and unrealized gain (loss) on investment transactions	(3.46)	(3.90)	6.73	1.48	1.30

Total from investment operations	(3.41)	(3.82)	6.80	1.65	1.41

Less distributions from:
Net investment income	(.10)	—	(.20)	(.20)	(.20)

Net realized gains on investment transactions	(1.98)	(2.90)	(2.15)	(.60)	(.70)

Total distributions	(2.08)	(2.90)	(2.35)	(.80)	(.90)

Net asset value, end of period	$9.24	$14.73	$21.45	$17.00	$16.15

Total Return (%)	(24.43)	(20.49)	45.71	10.02	9.46

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	121	179	252	213	200

Ratio of expenses (%)	.92	.84	.94	.93	.91

Ratio of net investment income (loss) (%)	.44	.47	.40	.96	.71

Portfolio turnover rate (%)	145	87	136	90	79

a
On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

b	Based on average shares outstanding during the period.

6

Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy, as described herein.

•
As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

•	The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

•
The advisor or the portfolio’s subadvisor establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, the portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

The portfolio invests in foreign securities and could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there’s some risk that this problem could materially affect the portfolio’s operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

7

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the 12 months through the most recent fiscal year end the portfolio paid 0.75% as a percentage of its average daily net assets.

Portfolio Subadvisor

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

8

Your Investment in the Portfolio

The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in “good order,” it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES
= NAV

TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn’t available, or when we have reason to believe it doesn’t represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn’t price its shares.

9

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, it’s always a good idea to ask your tax professional about the tax consequences of your investments.

10

To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the effects of the portfolio’s strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio’s financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

If you’d like to ask for copies of these documents, or if you’re a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC’s Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 778-1482	SEC 450 Fifth Street, N.W. Washington, D.C. 20549-0102 (202) 942-8090 www.sec.gov

SEC File #

Scudder Variable Series II                                      811-5002

11

This page
intentionally
left blank
(not part of prospectus).

•	Scudder New Europe Portfolio

Supplement to Prospectus Dated May 1, 2002

The Board of Scudder Variable Series II recently approved an Agreement and Plan of Reorganization (the “Plan”) between the above-noted Portfolio (the “Portfolio”) and Scudder Variable Series II — Scudder International Select Equity Portfolio (the “Acquiring Portfolio”).

The Plan provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio solely in exchange for Class A voting shares of the Acquiring Portfolio. The shares received by the Portfolio would then be distributed to its shareholders as part of the Portfolio’s liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the “Reorganization.”)

The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the Portfolio. A Special Meeting (the “Meeting”) of the shareholders of the Portfolio will be held on or about October 29, 2002 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Portfolio at that time. In connection with the Meeting, the Portfolio will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board’s considerations in recommending that shareholders approve the Reorganization, and (ii) a Prospectus for the Acquiring Portfolio.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about November 4, 2002. If shareholder approval of the Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event shareholders of the Portfolio fail to approve the Plan, the Portfolio will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.

•	Scudder New Europe Portfolio

May 1, 2002

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolio Works	Your Investment in the Portfolio
4 Scudder New Europe	10 Buying and Selling Shares
8 Other Policies and Risks	10 How the Portfolio Calculates Share Price
9 Investment Advisor	10 Distributions
9 Portfolio Subadvisor	11 Taxes

How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that this portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

2

Scudder New Europe Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The portfolio generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research.    The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation.    The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock’s own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis.    The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries represented.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

Other Investments

The portfolio may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don’t intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how European stock markets perform — something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the portfolio focuses on a single geographical region could affect portfolio performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be

3

very sensitive to political and economic developments. Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio’s investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

•	the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

•	growth stocks may be out of favor for certain periods

•	derivatives could produce disproportionate losses

•	bond investments could be hurt by rising interest rates or declines in credit quality

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who seek long-term growth and want to gain exposure to Europe’s established markets.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

4

Annual Total Returns (%) as of 12/31 each year

0
0
0
0
0
0
0
14.09
-6.17
-29.86

For the periods included in the bar chart:
Best Quarter: 10.04%, Q4 1999	Worst Quarter: -17.24%, Q1 2001
2002 Total Return as of March 31: -1.21%

Average Annual Total Returns (%) as of 12/31/2001

	1 Year	Since 5/5/98 Life of Portfolio
Portfolio	-29.86	-9.84
Index 1	-21.44	-3.17*
Index 2**	-19.90	-3.09*

Index 1:    The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2:    The MSCI Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*	Since 4/30/1998

**
The portfolio seeks long-term capital appreciation through investment in European common stocks and other equities. In light of this, the portfolio’s investment advisor believes that is more appropriate to measure the portfolio’s performance against the MSCI Europe Equity Index than against the EAFE Index.

In the bar chart, total returns for 1999 through 2001 would have been lower if operating expenses hadn’t been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn’t been reduced.

5

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Joseph Axtell*
CFA, Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
·   Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
·   Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
·   Director, International Research at PCM International (1989-1996).
·   Associate Manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
·   Analyst at Prudential-Bache Capital Funding in London (1987-1988).
·   Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

Joerg Breedveld+
Managing Director of Deutsche Asset Management and Consultant to the portfolio.
·   Joined Deutsche Asset Management in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.
·   Joined the portfolio in 2002.
·   Head of global portfolio selection team for Europe ex-U.K. and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manger for German and Europe Equities: Frankfurt.

Katrina Mitchell+
Director of Deutsche Asset Management and Consultant to the portfolio.
·   Joined Deutsche Asset Management in 1993 as a Graduate Trainee.
·   Portfolio manager for European Equity and European ex-U.K. & Euroland Equity and member of the European Equity local research team: London.
·   Joined the portfolio in 2002.

Alexander (Sandy) Black+
Managing Director of Deutsche Asset Management and Consultant to the portfolio.
·   Joined Deutsche Asset Management in 1994 and the portfolio in 2002.
·   Head of European Equity portfolio selection team, portfolio manager Europe ex-U.K. & Euroland Equity, and head of European Equity local research team: London.
·   MA, Cambridge University.

Michael Schmidt+
CFA, Director of Deutsche Asset Management and Consultant to the portfolio.
·   Joined Deutsche Asset Management in 1994 after 2 years of experience as a trainee for Deutsche Bank, Inglostadt.
·   Joined the portfolio in 2002.
·   Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-U.K. & Euroland Equity: Frankfurt.
·   Hochschule fuer Bankwirtschaft (private banking college), Germany.

Nigel Ridge+
Director of Deutsche Asset Management and Consultant to the portfolio.
·   Joined Deutsche Asset Management in 1994 after 6 years at Schroder Investment Management.
·   Portfolio manager for U.K. Equity, European Equity, European ex U.K. & Euroland Equity and U.K. Blue Chip Fund and member of U.K. and European Equity local research teams: London.
·   Joined the portfolio in 2002.

*	After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as Portfolio Manager of the portfolio.
+	Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio’s advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio’s financial statements, is included in the portfolio's annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

6

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder New Europe Portfolio

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$9.65	$10.35	$9.12	$10.00
Income (loss) from investment operations: Net investment income	.04[c]	.31[c]	.13[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(2.89)	(.95)	1.15	(.91)
Total from investment operations	(2.85)	(.64)	1.28	(.88)
Less distributions from: Net investment income	(.20)	(.03)	(.05)	—
Net realized gains on investment transactions	—	(.03)	—	—
Total distributions	(.20)	(.06)	(.05)	—
Net asset value, end of period	$6.60	$9.65	$10.35	$9.12
Total Return (%)[d]	(29.86)	(6.17)	14.09	(8.80	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	7	3
Ratio of expenses before expense reductions (%)	2.47	2.65	4.30	19.55	*
Ratio of expenses after expense reductions (%)	1.12	1.14	1.10	1.13	*
Ratio of net investment income (loss) (%)	.51	3.14	1.44	1.13	*
Portfolio turnover rate (%)	237	105	146	100	*

a
On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

b	For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
c	Based on average shares outstanding during the period.
d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy, as described herein.

•
As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

•	The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

•
The advisor or the portfolio’s subadvisor establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, the portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

7

Euro conversion

The portfolio invests in foreign securities and could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there’s some risk that this problem could materially affect the portfolio’s operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the 12 months through the most recent fiscal year end the portfolio paid 0.22% as a percentage of its average daily net assets, after expense limitations and/or fee waivers then in effect.

By contract, the total annual operating expenses of the portfolio are capped at 1.12%, as a percentage of its average daily net assets, until April 30, 2003.

Portfolio Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio’s advisor will seek approval from the Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio’s advisor, under the supervision of the portfolio’s advisor.

8

Your Investment in the Portfolio

The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The portfolio has one class of shares. These shares are offered at net asset value.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in “good order,” it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn’t available, or when we have reason to believe it doesn’t represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn’t price its shares.

9

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, it’s always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information

Shareholder Reports—These include commentary from the portfolio’s management team about recent market conditions and the effects of the portfolio’s strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio’s financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI)—This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

If you’d like to ask for copies of these documents, or if you’re a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC’s Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.	SEC
222 South Riverside Plaza	450 Fifth Street, N.W.
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
(800) 778-1482	(202) 942-8090
www.sec.gov

SEC File #

Scudder Variable Series II	811-5002

10

PART B

SCUDDER VARIABLE SERIES II

Statement of Additional Information
August 29, 2002

Acquisition of the Assets of Scudder New Europe Portfolio, a series of Scudder Variable Series II (the “Trust”) 222 South Riverside Plaza, Chicago, IL 60606	By and in exchange for Class A shares of the Scudder International Select Equity Portfolio, a series of the Trust 222 South Riverside Plaza, Chicago, IL 60606

This Statement of Additional Information is available to the shareholders of Scudder New Europe Portfolio (the “New Europe Portfolio”) in connection with a proposed transaction whereby the Scudder International Select Equity Portfolio (the “International Portfolio”) will acquire all or substantially all of the assets and all of the liabilities of the New Europe Portfolio in exchange for Class A shares of beneficial interest of the International Portfolio (the “Reorganization”).

This Statement of Additional Information of the Trust contains material that may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1.  Unaudited pro forma financial statements for the New Europe Portfolio and the International Portfolio (collectively referred to as the “Funds” and each referred to as a “Fund”) as if the Reorganization had occurred on June 30, 2002.

2.  The Funds’ statement of additional information dated May 1, 2002, which was previously filed with the Securities and Exchange Commission (the “Commission”) via EDGAR on May 1, 2002 (File No. 811-05002), as supplemented on June 21, 2002, and is incorporated by reference herein.

3.  The Funds’ annual report to shareholders for the fiscal year ended December 31, 2001, which was previously filed with the Commission via EDGAR on February 22, 2002 (File No. 811-05002) and is incorporated by reference herein.

4.  The Funds’ semi-annual report to shareholders for the six months ended June 30, 2002, which was previously filed with the Commission via EDGAR on August 15, 2002 (File No. 811-05002) and is incorporated by reference herein.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated August 29, 2002 relating to the Reorganization may be obtained by writing the New Europe Portfolio at 222 South Riverside Drive, Chicago, IL 60606 or by calling 1-800-778-1482. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments

as of June 30, 2002 (Unaudited)(a)

			Scudder International Select Equity Portfolio Par/Share Amount	Scudder New Europe Portfolio Par/Share Amount	Pro Forma Combined Par/Share Amount	Scudder International Select Equity Portfolio Market Value($)	Scudder New Europe Portfolio Market Value($)	Pro Forma Combined Market Value($)
Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 1.93%(b) (Cost $2,559,680)			612,702	1,946,978	2,559,680	612,702	1,946,978	2,559,680

Total Cash Equivalents (Cost of $612,702, $1,946,978, and $2,559,680, respectively)						612,702	1,946,978	2,559,680

Common Stocks 98.2%
Australia	3.0%	BHP Billiton Ltd.	367,100		367,100	2,130,478		2,130,478
		CSL Ltd.	121,000		121,000	2,193,951		2,193,951

						4,324,429	—	4,324,429

Belgium	0.1%	Dexia		9,320	9,320		92	92
		Interbrew		4,300	4,300		124,032	124,032

						—	124,124	124,124

Denmark	3.9%	Group 4 Falck AS	78,000		78,000	2,705,732		2,705,732
		Henkel KGaA	36,700		36,700	2,534,523		2,534,523
		Novo Nordisk AS “B”		9,050	9,050		300,652	300,652

						5,240,255	300,652	5,540,907

Finland	1.6%	Fortum Corp.		24,470	24,470		141,797	141,797
		Nokia Oyj	85,700	57,700	143,400	1,260,230	848,486	2,108,716

						1,260,230	990,283	2,250,513

France	19.3%	Altran Technologies SA		5,124	5,124		149,986	149,986
		Aventis SA	46,607	13,206	59,813	3,318,134	940,187	4,258,321
		BNP Paribas SA	53,178	13,651	66,739	2,954,887	758,531	3,713,418
		Credit Lyonnais SA		6,318	6,318		272,076	272,076
		Dassault Systemes SA	58,093		58,093	2,665,977		2,665,977

			Scudder International Select Equity Portfolio Par/Share Amount	Scudder New Europe Portfolio Par/Share Amount	Pro Forma Combined Par/Share Amount	Scudder International Select Equity Portfolio Market Value($)	Scudder New Europe Portfolio Market Value($)	Pro Forma Combined Market Value($)
		Groupe Danone		2,521	2,521		348,203	348,203
		Lafarge SA		2,232	2,232		223,685	223,685
		Pechiney SA “A”		7,624	7,624		349,877	349,877
		PSA Peugeot Citroen		7,352	7,352		383,353	383,353
		Sanofi-Synthelabo SA		3,017	3,017		184,407	184,407
		Schneider Electric SA	44,266	8,009	52,275	2,391,603	432,710	2,824,313
		Societe Generale “A”		9,909	9,909		655,808	655,808
		Suez SA		27,636	27,636		740,389	740,389
		TotalFinaElf SA “B”	27,418	6,583	34,001	4,472,584	1,073,857	5,546,441
		Valeo SA	52,268		52,268	2,183,428		2,183,428
		Vinci SA	37,640	4,589	42,229	2,563,959	312,593	2,876,552
		Vivendi Universal SA		5,370	5,370		116,585	116,585

						20,550,572	6,942,247	27,492,819

Germany	6.1%	Allianz AG	12,165	4,183	16,348	2,447,940	841,738	3,289,678
		Altana AG		5,637	5,637		285,259	285,259
		BASF AG		5,969	5,969		278,073	278,073
		Danske Bank AS		17,470	17,470		322,819	322,819
		Deutsche Boerse AG		6,606	6,606		280,218	280,218
		Deutsche Telekom AG (Registered)		41,740	41,740		394,285	394,285
		E.On AG		8,777	8,777		513,829	513,829
		Fresenius Medical Care AG		4,590	4,590		205,860	205,860
		Infineon Technologies AG		29,740	29,740		467,135	467,135
		KarstadtQuelle AG		9,005	9,005		234,996	234,996
		MAN AG		16,680	16,680		352,199	352,199
		Marschollek, Lautenschlaeger und Partner AG		4,960	4,960		154,783	154,783
		Metro AG		10,896	10,896		335,158	335,158
		Muenchener Rueckversicherungs- Gesellschaft AG (Registered)		1,794	1,794		426,333	426,333
		SAP AG		5,076	5,076		503,666	503,666

			Scudder International Select Equity Portfolio Par/Share Amount	Scudder New Europe Portfolio Par/Share Amount	Pro Forma Combined Par/Share Amount	Scudder International Select Equity Portfolio Market Value($)	Scudder New Europe Portfolio Market Value($)	Pro Forma Combined Market Value($)
		Schering AG		4,287	4,287		269,477	269,477
		Siemens AG		8,554	8,554		515,628	515,628

						2,447,940	6,381,456	8,829,396

Hong Kong	3.2%	Hang Seng Bank Ltd.	209,200		209,200	2,232,822		2,232,822
		Hong Kong Electric Holdings Ltd.	620,500		620,500	2,318,935		2,318,935

						4,551,757	—	4,551,757

Ireland	1.8%	Bank of Ireland	208,300		208,300	2,600,105		2,600,105

						2,600,105	—	2,600,105

Italy	2.5%	ENI SpA	147,500	55,760	203,260	2,356,345	890,778	3,247,123
		Saipem SpA		43,800	43,800		316,393	316,393

						2,356,345	1,207,171	3,563,516

Japan	14.5%	Canon, Inc.	75,000		75,000	2,843,929		2,843,929
		Daito Trust Construction Co., Ltd.	129,000		129,000	2,424,183		2,424,183
		Hitachi Ltd.	375,000		375,000	2,432,721		2,432,721
		KAO Corp.	102,000		102,000	2,356,506		2,356,506
		Nintendo Co., Ltd.	17,700		17,700	2,615,034		2,615,034
		Nomura Holdings, Inc.	177,000		177,000	2,607,626		2,607,626
		Promise Co., Ltd.	45,400		45,400	2,295,367		2,295,367
		Sony Corp.	62,500		62,500	3,311,639		3,311,639

						20,887,005	—	20,887,005

Netherlands	7.7%	Akzo Nobel NV		8,400	8,400		367,486	367,486
		ASML Holding NV		26,020	26,020		413,870	413,870
		Getronics NV		53,200	53,200		101,880	101,880
		Gucci Group NV	24,200	3,630	27,830	2,281,182	342,177	2,623,359
		STMicroelectronics NV	87,989	12,380	100,369	2,204,503	310,172	2,514,675
		TNT NV	101,400		101,400	2,301,045		2,301,045
		VNU NV	80,200	17,930	98,130	2,239,337	500,640	2,739,977

						9,026,067	2,036,225	11,062,292

			Scudder International Select Equity Portfolio Par/Share Amount	Scudder New Europe Portfolio Par/Share Amount	Pro Forma Combined Par/Share Amount	Scudder International Select Equity Portfolio Market Value($)	Scudder New Europe Portfolio Market Value($)	Pro Forma Combined Market Value($)

Portugal	0.1%	Portugal Telecom SGPS SA (Registered)		23,400	23,400		166,013	166,013

						—	166,013	166,013

Spain	4.9%	Amadeus Global Travel Distribution SA “A”		31,800	31,800		204,467	204,467
		Banco Popular Espanol SA	54,400	16,510	70,910	2,416,612	733,424	3,150,036
		Industria de Diseno Textil SA		13,200	13,200		280,029	280,029
		Telefonica SA	298,783	78,386	377,169	2,519,972	661,117	3,181,089
		Union Fenosa SA		8,336	8,336		153,848	153,848

						4,936,584	2,032,885	6,969,469

Sweden	0.2%	Assa Abloy AB “B”		17,430	17,430		246,601	246,601

						—	246,601	246,601

Switzerland	8.5%	Credit Suisse Group	83,504	21,259	104,763	2,661,246	677,518	3,338,764
		Nestle SA (Registered)	15,330	2,247	17,577	3,587,960	525,907	4,113,867
		Novartis AG		21,630	21,630		954,865	954,865
		Swiss Re (Registered)	27,715	7,629	35,344	2,719,906	748,698	3,468,604
		Syngenta AG		6,020	6,020		363,206	363,206

						8,969,112	3,270,194	12,239,306

United Kingdom	20.7%	Aegis Group PLC		269,872	269,872		370,666	370,666
		Safeway PLC	581,369		581,369	2,506,725		2,506,725
		BAA PLC	263,483	30,000	293,483	2,415,296	275,004	2,690,300
		Barclays PLC		70,663	70,663		596,928	596,928
		BP PLC		89,950	89,950		758,479	758,479
		Brambles Industries PLC	471,677	81,920	553,597	2,369,411	411,515	2,780,926
		British Sky Broadcasting Group PLC	228,704	40,480	269,184	2,201,483	389,657	2,591,140
		Canary Wharf Group PLC (REIT)	343,576		343,576	2,339,773		2,339,773

			Scudder International Select Equity Portfolio Par/Share Amount	Scudder New Europe Portfolio Par/Share Amount	Pro Forma Combined Par/Share Amount	Scudder International Select Equity Portfolio Market Value($)	Scudder New Europe Portfolio Market Value($)	Pro Forma Combined Market Value($)
		Compass Group PLC	369,414		369,414	2,250,025		2,250,025
		GlaxoSmithKline PLC		53,693	53,693		1,165,158	1,165,158
		GUS PLC		13,696	13,696		126,282	126,282
		J Sainsbury PLC		44,824	44,824		244,203	244,203
		Misys PLC		41,381	41,381		153,252	153,252
		P & O Princess Cruises PLC	319,036		319,036	2,026,183		2,026,183
		Railtrack Group PLC	86,603		86,603	294,886		294,886
		Royal Bank of Scotland Group PLC		43,891	43,891		1,249,336	1,249,336
		Severn Trent PLC	219,793		219,793	2,431,885		2,431,885
		Shell Transport & Trading PLC		21,250	21,250		160,974	160,974
		Taylor Nelson Sofres PLC		81,070	81,070		236,965	236,965
		The Sage Group PLC		97,840	97,840		253,792	253,792
		Vodafone Group PLC	2,751,065	389,235	3,140,300	3,789,085	536,099	4,325,184
		Zeneca Group PLC		4,780	4,780		198,677	198,677

						22,624,752	7,126,987	29,751,739

United States	0.1%	mm02 PLC		134,550	134,550		86,482	86,482

						—	86,482	86,482

Total Common Stocks (Cost of $115,163,776, $31,184,418, and $146,348,194, respectively)						109,775,153	30,911,320	140,686,473

TOTAL INVESTMENT PORTFOLIO—100% (Cost of $115,776,478, $33,131,396, and $148,907,874, respectively)						110,387,855	32,858,298	143,246,153

(a)
Deutsche Asset Management Americas Inc. will not be required under the investment policies of either the International Select Equity Portfolio or the New Europe Portfolio to sell any securities as a result of the Reorganization.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2002 and unaudited pro forma condensed Statement of Operations for the twelve month period ended June 30, 2002 for the Scudder International Select Equity Portfolio and the Scudder New Europe Portfolio as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2002 (UNAUDITED)

	Scudder International Select Equity Portfolio (Actual)	Scudder New Europe Portfolio (Actual)	Pro forma adjustments(1)		Acquiring Fund (As adjusted)
Investments, at value	$110,387,855	$32,858,298			$143,246,153
Cash and foreign currency, at value	546,037	—			546,037
Other assets less liabilities	798,479	343,730	—		1,142,209

Net assets	$111,732,371	$33,202,028	$—		$144,934,399
			—

Shares outstanding	12,369,021	5,300,182	(1,623,324	)(2)	16,045,879
Net asset value per share	$9.03	$6.26	—		$9.03

(1)	See note (1) to Pro Forma Capitalization table contained in the Fund’s Prospectus/Proxy Statement as to the time of the Reorganization.
(2)
See note (2) to Pro Forma Capitalization table contained in the Fund’s Prospectus/Proxy Statement. Based on the issuance of 3,676,858 shares of International Select Equity Portfolio and the cancellation of 5,300,182 New Europe Portfolio shares.

PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE 12 MONTH PERIOD ENDED JUNE 30, 2002 (UNAUDITED)(1)

	Scudder International Select Equity Portfolio (Actual)	Scudder New Europe Portfolio (Actual)	Pro Forma Adjustments		Acquiring Fund (As adjusted)
Investment Income:
Dividend income, net	$1,952,031	$446,484	—		$2,398,515
Interest income	113,143	35,772	—		148,915

Total Investment Income	2,065,174	482,256			2,547,430
Expenses
Management	918,891	252,054	(63,327)		1,107,618
Trustees’ fees	6,529	576	—		7,105
All other expenses	215,863	312,244	(272,074)		256,033

Expenses before reductions	1,141,283	564,874	(335,401	)(2)	1,370,756
Expenses reductions	—	(282,620)	282,620		—
Expenses, net	1,141,283	282,254	(52,781)		1,370,756

Net investment income (loss)	923,891	200,002	52,781		1,176,674

Net realized and unrealized gain (loss) on investment transactions:
Net realized gain (loss) from investments and foreign currency related transactions	(12,073,506)	(4,078,626)	—		(16,152,132)
Net unrealized appreciation (depreciation) of investments and foreign currency related transactions	(2,273,772)	535,780	—		(1,737,992)

	(14,347,278)	(3,542,846)	—		(17,890,124)

Net increase (decrease) in net assets from operations	$(13,423,387)	$(3,342,844)	$52,781		$(16,713,450)

(1)
The Fund’s investment manager, Deutsche Asset Management Americas Inc. (“DeIM”), agreed to bear all of the direct anticipated costs of the Reorganization, including Board meeting fees, legal and accounting fees, proxy solicitation costs and any Commission registration fees that may be payable by the Acquiring Fund. In addition, DeIM will bear 77% of the brokerage costs payable by the Acquired Fund in connection with sales of certain of its assets in anticipation of the Reorganization.

(2)
Represents estimated increases (decreases) in operating expenses, including new management, accounting, custody, and other expenses. No changes are being made to the International Portfolio’s investment management contract as a result of the Reorganization.

Supplement to the Currently Effective
Statement of Additional Information of

SCUDDER VARIABLE SERIES II

Scudder International Select Equity Portfolio

The following revises the information in the Management of the Fund section in the Portfolio’s Statement of Additional Information.

Subadvisor.    Deutsche Asset Management Investment Services Limited (DeAMIS), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement remains in effect until September 30, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect until September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The sub-advisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

June 21, 2002

Statement of Additional Information
May 1, 2002

CLASS A AND B SHARES OF BENEFICIAL INTEREST

SCUDDER VARIABLE SERIES II

222 South Riverside Plaza, Chicago, Illinois 60606
1-800-778-1482

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Scudder Variable Series II (the “Fund”) dated May 1, 2002, as amended from time to time. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

Scudder Variable Series II offers a choice of 28 portfolios (each a “Portfolio”), to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The 28 portfolios are:

Scudder Aggressive Growth Portfolio	Scudder Total Return Portfolio
Scudder Blue Chip Portfolio	SVS Davis Venture Value Portfolio(2)
Scudder Contrarian Value Portfolio	SVS Dreman Financial Services Portfolio
Scudder Global Blue Chip Portfolio	SVS Dreman High Return Equity Portfolio
Scudder Government Securities Portfolio	SVS Dreman Small Cap Value Portfolio(3)
Scudder Growth Portfolio	SVS Eagle Focused Large Cap Growth Portfolio(4)
Scudder High Yield Portfolio	SVS Focus Value+Growth Portfolio
Scudder International Select Equity Portfolio(1)	SVS Index 500 Portfolio
Scudder Investment Grade Bond Portfolio	SVS INVESCO Dynamic Growth Portfolio(5)
Scudder Money Market Portfolio	SVS Janus Growth And Income Portfolio(6)
Scudder New Europe Portfolio*	SVS Janus Growth Opportunities Portfolio(7)
Scudder Small Cap Growth Portfolio	SVS MFS Strategic Value Portfolio
Scudder Strategic Income Portfolio*	SVS Oak Strategic Equity Portfolio(8)
Scudder Technology Growth Portfolio	SVS Turner Mid Cap Growth Portfolio(9)

*	Does not offer classes of shares.
(1)	Formerly, Scudder International Research Portfolio
(2)	Formerly, SVS Venture Value Portfolio
(3)	Formerly, Scudder Small Cap Value Portfolio
(4)	Formerly, SVS Focused Large Cap Growth Portfolio
(5)	Formerly, SVS Dynamic Growth Portfolio
(6)	Formerly, SVS Growth And Income Portfolio
(7)	Formerly, SVS Growth Opportunities Portfolio
(8)	Formerly, SVS Strategic Equity Portfolio
(9)	Formerly, SVS Mid Cap Growth Portfolio

INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a “majority” of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio, except SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio and Scudder Aggressive Growth Portfolio, is classified as a diversified open-end management investment company. SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio and Scudder Aggressive Growth Portfolio are non-diversified open-end investment management companies.

Each Portfolio may not, as a fundamental policy:

(1)	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)
For all Portfolios except Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

For Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

(4)
engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)
purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of a Portfolio’s assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund’s Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)
borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

(2)
purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)
purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)
enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)
purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)	invest more than 15% of net assets in illiquid securities.

For all portfolios except Scudder Money Market Portfolio, Scudder Strategic Income Portfolio, Scudder Government Securities Portfolio, Scudder High Yield Portfolio and Scudder Investment Grade Bond Portfolio:

(7)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For Scudder Global Blue Chip Portfolio only:

(8)	lend portfolio securities in an amount greater than 5% of its total assets.

For all portfolios except Scudder Global Blue Chip Portfolio and Scudder Money Market Portfolio:

(9)	lend portfolio securities in an amount greater than one third of its total assets.

For Scudder Money Market Portfolio:

(10)	borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes; and

(11)	lend portfolio securities in an amount greater than 5% of its total assets.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

Except for Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, which do not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or Subadvisor to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS

Portfolio Turnover.    The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under “Financial Highlights” in the Fund’s Annual Report dated December 31, 2001. Each Portfolio’s average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for Scudder Money Market Portfolio is zero. Frequency of portfolio turnover will not be a limiting factor should a Portfolio’s Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management’s opinion, to meet a Portfolio’s objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See “Dividends, Capital Gains and Taxes” herein.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Borrowing.    Each Portfolio will borrow only when the Advisor or Subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio’s borrowings will be fixed, a Portfolio’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Collateralized Obligations.    Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only (“IO”) and principal only (“PO”) securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than Scudder Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect “strip” the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio’s net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of a Portfolio’s limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO’s and PO’s may be determined to be liquid.

Common Stocks.    Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities.    Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes (“LYONs”™). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Daily Cash Allocation and Re-balancing Procedures for SVS Focus Value+Growth Portfolio. The growth and value sub-portfolios (or “segment”) of the portfolio were allocated 50% of the available assets on May 1, 2001, the beginning of the portfolio’s new strategy. After this date, the portfolio’s daily net flows are allocated 50% to the growth segment and 50% to the value segment. Segment allocations will be monitored daily by the Advisor.

Equal allocations continue as long as neither of the two sub-portfolios drops below 45% of the portfolio’s total assets. If this threshold is crossed, on days that the portfolio has positive net new flows, 100% of net flows will be allocated to the under-weighted segment. On days that the portfolio has negative net new flows, 100% of the net redemptions will be funded by the over-weighted segment. This practice will be handled by the Advisor (working with the custodian) and will continue until the under-weighted segment grows to at least 45% of the portfolio’s total assets, at which time the cash allocations will return to 50% for each.

If the segment with less than 45% of the Portfolio’s total net assets drops below 40% for 2 consecutive business days, the Advisor will send a first notice to formally notify the portfolio management teams of this imbalance as well as any other designated contacts. If changes in stock prices and cash flows have not brought the under-weighted sub-portfolio above 40% after 30 calendar days, the Advisor will send a final notice.

Upon receipt of any imbalance notification, the portfolio management teams may recommend reallocation. Reallocation prior to the final notice will only occur with the consent of the portfolio management teams. This reallocation will not necessarily occur automatically. Even after a 30 day imbalance, other factors may postpone the event. For example, it is unlikely that a full reallocation would occur late in the year due to potentially negative tax implications.

Unless otherwise agreed, dividend distributions will be taken 50% from each segment.

Sub-portfolio allocations will be distributed daily by State Street Bank to the portfolio management teams.

If either segment has an overdraft position, corrections will be made at the segment level. If the portfolio’s management teams deem appropriate, a reallocation may be advised, provided that the portfolio does not go below a 40/60 allocation. In addition, a reallocation may also be advised if the portfolio management teams deem that special and unusual circumstances exist, and it is in the best interest of the shareholders. For instance, if the managers were faced with a large redemption, and one manager had more cash available at the time, an imbalanced redemption may be transacted. Following such a transaction, it is possible that a reallocation may be advised in order to rectify the allocations.

Delayed Delivery Transactions.    Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government Securities Portfolio, Scudder Growth Portfolio, Scudder High Yield Portfolio, Scudder Investment Grade Bond Portfolio, Scudder New Europe Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio Scudder Total Return Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts.    Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio’s investment policies, a Portfolio’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities.    Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor’s or Subadvisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor or Subadvisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor or Subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed-income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield, High Risk Bonds.    Certain portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s or subadvisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Interfund Borrowing and Lending Program.    The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio’s policies on borrowing.

Investing in Emerging Markets.    A Portfolio’s investments in foreign securities may be in developed countries or in countries considered by a Portfolio’s Advisor or sub-advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio’s holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the Securities and Exchange Commission (“SEC”).

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio’s ability to enforce its rights against private issuers may be limited.

The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country’s balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities.    Each Portfolio (except for Scudder High Yield Portfolio, Scudder Investment Grade Bond Portfolio and Scudder Money Market Portfolio) may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®:    SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®:    MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs®:    Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM:    DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares:    Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM:    WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds.    “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances.    Each Portfolio, may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio’s investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities.    Each Portfolio may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Portfolio has the right to call a loan and obtain the securities loaned on five days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Portfolio continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor or subadvisor to be of good standing and will not be made unless, in the judgment of the Advisor or subadvisor, the consideration to be earned from such loans would justify the risk. Each Portfolio will limit its securities lending in accordance with its fundamental and non-fundamental policies.

Non-Diversified Portfolios.    SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio and Scudder Aggressive Growth Portfolio each operate as a “non-diversified” portfolio so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises.    Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive such preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs).    Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements.    Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or Sub Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.    Each Portfolio (except Scudder Money Market Portfolio) may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper.    Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio’s investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box.    All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale “against-the-box” is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

SPECIAL RISK FACTORS.    There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor or sub advisor attempt through a variety of means such as fundamental research, diversification and the use of strategic transactions; however, there is no guarantee that such efforts will be successful and each Portfolio’s returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio’s investments that are discussed below.

Special Risk Factors—Foreign Securities.    Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Growth Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio,

SVS Focus Value+Growth Portfolio, and Scudder INVESCO Dynamic Growth Portfolio invest mainly in U.S. common stocks, but may invest up to 25% of total assets in foreign securities. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Investment Grade Bond Portfolio generally invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in U.S. stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in U.S. Dollar-denominated American Deposit Receipts (“ADRs”) and in securities of foreign companies traded principally in securities markets outside the U.S. See “Investment Policies and Techniques—Options and Financial Futures Transactions—Foreign Currency Transactions.” Scudder Money Market Portfolio and Scudder Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor and sub-advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors — Small Company Risk.    Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Warrants.    Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities.    Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon U.S. Government securities.

Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio).    A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a

Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio’s assets (20% for SVS Index 500 Portfolio) will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options.    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s Ratings Services (“S&P”) or P-1 from Moody’s Investors Service (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures.    A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Portfolio’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices.    A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions.    A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions.    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions.    A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars.    Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments.    A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S.    When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.    Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management—Americas Inc. (“DeIM” or the “Advisor”).

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Prior to April 5, 2002, Scudder acted as investment advisor to the Fund. Scudder, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich’s 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. (“B.A.T”) were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, the Advisor changed its name from Zurich Scudder Investments, Inc. to Deutsche Asset Management Americas Inc.

Each Portfolio pays the Advisor an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Fee Rate
Scudder Blue Chip Portfolio	0.650%
Scudder Contrarian Value Portfolio	0.750%
Scudder Government Securities Portfolio	0.550%
Scudder Growth Portfolio	0.600%
Scudder High Yield Portfolio	0.600%
Scudder International Select Equity Portfolio	0.750%
Scudder Investment Grade Bond Portfolio	0.600%
Scudder Money Market Portfolio	0.500%
Scudder Small Cap Growth Portfolio	0.650%
Scudder Strategic Income Portfolio	0.650%
Scudder Total Return Portfolio	0.550%
SVS Dreman Small Cap Value Portfolio	0.750%
SVS Focus Value+Growth Portfolio	0.750%

Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.750%
next $750 million	0.720%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
Over $12.5 billion	0.620%

Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $500 million	0.950%
next $750 million	0.900%
next $1.5 billion	0.850%
Over $3 billion	0.800%

SVS Index 500 Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
$0-$250 million	0.950%
$250-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$1.5 billion	0.825%
$1.5 billion-$2.5 billion	0.800%
Over $2.5 billion	0.775%

The investment management fees paid by each Portfolio for its last three fiscal are shown in the table below:

Portfolio	Fiscal 2001	Fiscal 2000	Fiscal 1999
Scudder Aggressive Growth Portfolio(1)	$483,758	$323,018	n/a
Scudder Blue Chip Portfolio	1,442,329	1,395,541	802,000
Scudder Contrarian Value Portfolio	1,710,164	1,487,215	2,079,000
Scudder Global Blue Chip Portfolio	348,874	259,579	94,000
Scudder Government Securities Portfolio	1,285,862	766,804	760,000
Scudder Growth Portfolio	2,797,867	4,288,087	3,808,000
Scudder High Yield Portfolio	1,818,954	1,991,358	2,648,000
Scudder International Select Equity Portfolio	1,083,515	1,583,641	1,506,000
Scudder Investment Grade Bond Portfolio	619,114	422,387	385,000
Scudder Money Market Portfolio	2,307,848	1,194,135	910,000
Scudder New Europe Portfolio	36,330	639,133	47,998
Scudder Small Cap Growth Portfolio	1,543,113	2,124,015	1,298,000
Scudder Strategic Income Portfolio	94,858	48,771	43,290
Scudder Technology Growth Portfolio(1)	2,370,715	1,713,634	n/a
Scudder Total Return Portfolio	4,673,078	4,959,560	4,935,000
SVS Davis Venture Value Portfolio(4)	206,792	n/a	n/a
SVS Dreman Financial Services Portfolio	650,189	283,626	184,000
SVS Dreman High Return Equity Portfolio	2,030,646	894,029	752,000
SVS Dreman Small Cap Value Portfolio	908,121	639,133	728,000
SVS Eagle Focused Large Cap Growth Portfolio(3)	339,592	148,329	n/a
SVS Focus Value+Growth Portfolio	1,055,667	1,220,918	1,171,000
SVS Index 500 Portfolio(2)	497,732	n/a	n/a
SVS INVESCO Dynamic Growth Portfolio(4)	38,700	n/a	n/a
SVS Janus Growth And Income Portfolio(3)	1,220,916	634,219	n/a
SVS Janus Growth Opportunities Portfolio(3)	1,329,100	822,347	n/a
SVS MFS Strategic Value Portfolio(5)	n/a	n/a	n/a
SVS Oak Strategic Equity Portfolio(4)	87,454	n/a	n/a
SVS Turner Mid Cap Growth Portfolio(4)	93,728	n/a	n/a

(1)	Commenced operations on May 1, 1999.
(2)	Commenced operations on September 1, 1999.
(3)	Commenced operations on October 29, 1999.
(4)	Commenced operations on May 1, 2001.
(5)	Commenced operations on May 1, 2002.

SVS Index 500 Portfolio.    As a result of the acquisition of Scudder by Deutsche Bank AG on April 5, 2002, the subadvisor agreement between the Portfolio and Deutsche Asset Management was terminated and the Advisor has agreed to lower the investment management fee rate paid by the Portfolio. The new fee rates are set forth in the following table:

Average Daily Net Assets	Fee Rate
first $250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
over $2.5 billion	0.270%

Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio.    Prior to September 30, 2001, the subadvisor for Scudder International Select Equity Portfolio (formerly, Scudder International Research Portfolio) and Scudder Strategic Income Portfolio, respectively, was Scudder

Investments (U.K.) Ltd. (“Scudder UK”), 1 South Place, London, U.K. EC2M 2ZS. Fees paid by the Advisor to Scudder UK for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio for fiscal year 1999 were $813,000 and $0, respectively.

Scudder New Europe Portfolio.    In connection with the acquisition of Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the Portfolio recently approved a new subadvisor agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the Portfolio’s advisor will seek approval from the Board to implement this subadvisor relationship with DeAMIS. During the interim period prior to the implementation of the subadvisor relationship, certain of the Portfolio’s portfolio managers will become employees of DeAMIS, and act as consultants to the Portfolio’s Advisor, under the supervision of the Portfolio’s Advisor.

Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio.    Dreman Value Management, L.L.C. (“DVM”), 10 Exchange Place, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisor agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002.

Under the terms of each subadvisor agreement, DVM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisor agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisor agreement.

Each subadvisor agreement with DVM remains in effect until May 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisor agreement shall continue in effect through May 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. DVM may terminate the subadvisor agreement upon 90 days’ notice to the Advisor.

Pursuant to separate subadvisor agreements dated April 8, 2002 and April 5, 2002, DVM will receive a subadvisor fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM will also receive a subadvisor fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:

	2001	2000	1999
SVS Dreman Financial Services Portfolio	$208,089	$90,516	$549,628
SVS Dreman High Return Equity Portfolio	$639,408	$285,455	$11,552,373
SVS Dreman Small Cap Value Portfolio	n/a	n/a	n/a

Subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.    Eagle Asset Management, 880 Carillon Parkway, St. Petersburg, Florida, 33716, is the subadvisor for SVS Eagle Focused Large Cap Growth Portfolio. EAM manages approximately $5.8 billion in assets for institutional, high net worth individuals and subadvisor clients.

Under the terms of the subadvisor agreement, EAM manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisor agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the subadvisor agreement.

The subadvisor Agreement with EAM shall continue in effect through September 30, 2002 and from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by EAM, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays EAM for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
$0-$50 million	0.45%
Next $250 million	0.40%
Amounts over $300 million	0.30%

The subadvisor fee paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for the period October 29, 1999 (inception) through December 31, 1999 was $1,487. The subadvisor fees paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for fiscal year 2000 and 2001 were $70,417 and $166,516, respectively.

Subadvisor to SVS Janus Growth and Income Portfolio and SVS Janus Growth Opportunities Portfolio.    Janus Capital Management LLC (“JCM”) (formerly, Janus Capital Corporation) 100 Fillmore Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. JCM began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. JCM has serves as subadvisors to the Portfolio since their inception on October 29, 1999.

Under the terms of each subadvisor agreement, JCM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisor agreement provides that JCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCM in the performance of its duties or from reckless disregard by JCM of its obligations and duties under the subadvisor agreement.

Each subadvisor agreement with JCM shall continue in effect through September 30, 2002 and from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by JCM, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays JCM for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
$0-$100 million	0.55%
$100 million-$500 million	0.50%
On the balance over $500 million	0.45%

The subadvisor fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the period October 29, 1999 (inception) through December 31, 1999 were $7,011 and $6,931, respectively. The subadvisor fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio for fiscal years 2000 and 2001 were $345,598 and $430,226, respectively. The subadvisor fees paid by DeIM to JCM for SVS Janus Growth Opportunities Portfolio for fiscal years 2000 and 2001 were $666,831 and $760,392, respectively.

Subadvisor to SVS INVESCO Dynamic Growth Portfolio.    INVESCO Funds Group, Inc. (“IFG”), 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. IFG has served as investment advisor to the Portfolio since its inception on May 1, 2001.

Under the terms of each subadvisor agreement, IFG manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that IFG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IFG in the performance of its duties or from reckless disregard by IFG of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with IFG shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by IFG, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays IFG for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
$0-$100 million	0.550%
Next $400 million	0.525%
Next $500 million	0.500%
On amounts over $1 billion	0.470%

The subadvisor fee paid by DeIM to IFG for SVS INVESCO Dynamic Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $36,021.

Subadvisor to SVS Turner Mid Cap Growth Portfolio.    Turner Investment Partners, Inc. (“TIP”), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisor agreement, TIP manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with TIP shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays TIP for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
$0-$50 million	0.550%
Next $250 million	0.525%
On amounts over $250 million	0.500%

The subadvisor fee paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $62,657.

Subadvisor to SVS Oak Strategic Equity Portfolio.    Oak Associates, Ltd., (“OAL”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. OAL has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisor agreement, OAL manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that OAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAL in the performance of its duties or from reckless disregard by OAL of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with OAL shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the

Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by OAL, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays OAL for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
On all assets	0.300%
The subadvisor fee paid by DeIM to OAL for SVS Oak Strategic Equity Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $35,692.

Subadvisor to SVS Davis Venture Value Portfolio.    Davis Selected Advisors, L.P. (“DSA”), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception.

Under the terms of the subadvisor agreement, DSA manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with DSA shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays DSA for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
$0-$100 million	0.50%
Next $400 million	0.45%
On amounts over $500 million	0.40%

The subadvisor fee paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the period May 1, 2001 (inception) through December 31, 2001 was $139,441.

Subadvisor to SVS MFS Strategic Value Portfolio.    Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisor agreement, MFS manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisor agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisor agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisor agreement.

The subadvisor agreement with MFS shall continue in effect through September 30, 2003, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisor agreement may be terminated at any time upon 60 days’ notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays MFS for its services a subadvisor fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
On the first $100 million	0.475%
On the next $150 million	0.425%
On the next $250 million	0.375%
On the next $500 million	0.350%
On the next $500 million	0.275%
Over $1.5 billion	0.250%

Subadvisors for SVS Focus Value+Growth Portfolio.    Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the “growth” portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
On the first $100 million	0.450%
On the next $400 million	0.400%
On the next $500 million	0.350%
On the next $1 billion	0.300%
Over $2 billion	0.250%

Effective April 5, 2002, Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio’s average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisor Fee Rate
On the first $250 million	0.4000%
On the next $250 million	0.3500%
On the next $500 million	0.3375%
Over $1 billion	0.3150%

The subadvisor agreement for the Portfolio remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisor agreement shall continue in effect through June 30, 2007 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Portfolio, and (b) the shareholders or the Board of the Fund. The subadvisor agreement may be terminated at any time upon 60 days notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement with the Advisor. DVM may terminate the subadvisor agreements upon 90 days notice to the Advisor.

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor and each subadvisor for its respective Portfolio(s).

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to seek the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution, trade confidentiality, including trade anonymity, and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable)with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor’s practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Portfolio. The term “research services” includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Portfolio in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Subject to the foregoing, the Advisor may consider sales of variable life insurance policies and variable annuity contracts for which the Portfolios are an investment option as a factor in the selection of firms to execute portfolio transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a fund managed by the Advisor.

Although certain research services from broker/dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor’s own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolios, and not all such information is used by the Advisor in connection with the Portfolios. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

Dreman Value Management, L.L.C.

Under the subadvisor agreement between the Advisor and Dreman Value Management, L.L.C. (“DVM”), DVM places all orders for purchases and sales of the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman Small Cap Value Portfolio and the “value” portion of SVS Focus Value+Growth Portfolio. At times, investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio’s policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM’s overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The subadvisor fee paid by DeIM to DVM is not reduced because these research services are received.

Eagle Asset Management, Janus Capital Management LLC, Davis Selected Advisors, L.P., Oak Associates, Ltd., Turner Investment Partners, Inc., INVESCO Funds Group, Inc., Jennison Associates LLC and Massachusetts Financial Services Company.

Under the subadvisor agreements between the advisor and each subadvisor, each subadvisor places all orders for the purchase securities for each portfolio it manages. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by each subadvisor. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases.

Each subadvisor in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios’ policy of seeking best execution of orders. Each subadvisor may each be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, and each subadvisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of each subadvisor. In selecting among firms believed to meet the criteria for handling a particular transaction, each subadvisor may each give consideration to those firms as well as to those firms that provide market, statistical and other research information to the Portfolio, and each subadvisor, although each are not authorized to pay higher commissions to firms that provide such services, except as described below.

Each subadvisor may each in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by each subadvisor in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if each subadvsior determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or each subadvisor’s overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of each subadvisor. The subadvisor fees paid by each subadvisor are not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Portfolio (other than SVS MFS Strategic Value Portfolio, which commenced operations on May 1, 2002) then existing for the last three fiscal years as applicable and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

Portfolio	Fiscal 2001	Allocated to Firms Based on Research in Fiscal 2001	Fiscal 2000	Fiscal 1999
Scudder Aggressive Growth Portfolio (1)	$34,253	$1,145	$26,875	n/a
Scudder Blue Chip Portfolio	536,231	266,914	324,039	$187,770
Scudder Contrarian Value Portfolio	412,534	238,523	338,516	325,888
Scudder Global Blue Chip Portfolio	49,691	25,741	45,608	30,186
Scudder Government Securities Portfolio	480	408	546	0
Scudder Growth Portfolio	570,848	359,423	549,125	848,978
Scudder High Yield Portfolio	6335	6335	178	0
Scudder International Select Equity Portfolio	400,055	107,757	665,063	1,206,888
Scudder Investment Grade Bond Portfolio	0	0	0	0
Scudder Money Market Portfolio	0	0	0	0
Scudder New Europe Portfolio	90,377	28,885
Scudder Small Cap Growth Portfolio	521,070	213,035	60,188	473,333
Scudder Strategic Income Portfolio	4,639	4,639
Scudder Technology Growth Portfolio(1)	385,288	106,498	231,045	n/a
Scudder Total Return Portfolio	1,195,032	559,792	787,344	956,177
SVS Davis Venture Value Portfolio(4)	130,730	111,965	n/a	n/a
SVS Dreman Financial Services Portfolio	93,656	18,017	24,293	19,392
SVS Dreman High Return Equity Portfolio	439,785	172,791	148,787	122,405
SVS Dreman Small Cap Value Portfolio	60,059	28,331	60,188	277,982
SVS Eagle Focused Large Cap Growth Portfolio(3)	125,852	65,458	81,519	n/a
SVS Focus Value+Growth Portfolio	237,105	81,223	342,565	219,962
SVS Index 500 Portfolio(2)	112,220	82,203	40,275	n/a
SVS INVESCO Dynamic Growth Portfolio(4)	16,404	2,224	n/a	n/a
SVS Janus Growth And Income Portfolio(3)	196,087	112,274	96,320	n/a
SVS Janus Growth Opportunities Portfolio(3)	263,615	10,458	89,447	n/a
SVS MFS Strategic Value Portfolio(5)	n/a	n/a	n/a	n/a
SVS Oak Strategic Equity Portfolio(4)	24,844	100	n/a	n/a
SVS Turner Mid Cap Growth Portfolio(4)	68,806	28,775	n/a	n/a

(1)	Commenced operations on May 1, 1999.
(2)	Commenced operations on September 1, 1999.
(3)	Commenced operations on October 29, 1999.
(4)	Commenced operations on May 1, 2001.
(5)	Commenced operations on May 1, 2002.

Code of Ethics.    The Fund, the Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor or subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days’ notice.

Each Portfolio, except Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of Scudder Variable Series II.

FUND SERVICE PROVIDERS

Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend-paying agent for each Portfolio. Pursuant to an agreement with State Street, Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri

64105-2005, an affiliate of the Advisor, acts as each Portfolio’s transfer agent, dividend-paying agent and shareholder service agent. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, and out-of-pocket expense reimbursement.

Custodian

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity Portfolio, Scudder Global Blue Chip Portfolio, and Scudder New Europe Portfolio). The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Scudder International Select Equity Portfolio. Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of the Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

Independent Auditors

The Fund’s independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios’ annual financial statements, review certain regulatory reports and the Portfolios’ federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio other than those noted below. Dechert, Ten Post Office Square South, Boston, Massachusetts, serves as legal counsel to the SVS Dreman Financial Services Portfolio, Scudder Global Blue Chip Portfolio, Scudder New Europe Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Turner Mid Cap Growth Portfolio, SVS Oak Strategic Equity Portfolio, SVS Davis Venture Value Portfolio and SVS MFS Strategic Value Portfolio.

Fund Accounting Agent

Scudder Fund Accounting Corp. (“SFAC”), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, Scudder Global Blue Chip Portfolio, Scudder New Europe Portfolio, Scudder Aggressive Growth Portfolio, and Scudder Technology Growth Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Portfolios under its agreement with such Portfolios. The agreements with Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, Scudder High Return Equity Portfolio and SVS Dreman Financial Services Portfolio state that each Portfolio shall pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets of the Portfolio, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The agreements with Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio state that the Portfolios shall each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets of such Portfolio, 0.04% of the next $850 million of such assets and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Certain of the Portfolios incurred no accounting fees for the period ending December 31, 2000, after a fee reduction by SFAC. Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and Scudder Global Blue Chip Portfolio incurred accounting fees, for the period ending December 31, 2000, of $40,349, $38,043, $44,664, $32,084 and $18,875, respectively. Of these fee amounts, $4,576 for Scudder Technology Growth Portfolio and $4,307 for SVS Dreman High Return Equity Portfolio was unpaid at December 31, 2000.

For the year ended December 31, 2001, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid as of December 31, 2001 ($)
Scudder Aggressive Growth Portfolio	28,773	5,613
Scudder Global Blue Chip Portfolio	49,771	49,771
Scudder New Europe Portfolio	54,790	—
Scudder Technology Growth Portfolio	67,464	16,308
SVS Dreman Financial Services Portfolio	43,868	3,300
SVS Dreman High Return Equity Portfolio	81,776	9,102
SVS INVESCO Dynamic Growth Portfolio	36,878	—
SVS Eagle Focused Large Cap Growth Portfolio	37,500	37,500
SVS Janus Growth And Income Portfolio	57,543	57,543
SVS Janus Growth and Opportunities Portfolio	156,916	156,916
SVS Index 500 Portfolio	168,631	—
SVS Turner Mid Cap Growth Portfolio	57,921	—
SVS Oak Strategic Equity Portfolio	28,595	—
SVS Davis Venture Value Portfolio	23,755	3,145

PERFORMANCE

From time to time, quotations of a Portfolio’s performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information for each Portfolio is calculated separately for each class of such Portfolio in accordance with formulae prescribed by the Securities and Exchange Commission. The calculation of each Portfolio’s performance does not reflect insurance charges. These performance figures may be calculated in the following manner:

Scudder Money Market Portfolio

1.
Yield is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

The yield of Scudder Money Market Portfolio for the seven-day period ended December 31, 2001, was 1.97%.

2.	Effective yield is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1)365/7]-1.

The net annualized yield of the Portfolio for the seven-day period ended December 31, 2001, was 1.58%.

As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

In connection with communicating its yield or effective yield to current or prospective shareholders, Money Market Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing pieces and other fund literature, a Portfolio’s yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indexes of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers’ acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

All Portfolios

Average Annual Total Return is the average annual compound rate of return for the periods of one year and five years (or such shorter periods as may be applicable dating from the commencement of the Portfolio’s operations) all ended on the date of a recent calendar quarter.

Average annual total return quotations reflect changes in the price of a Portfolio’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

T = (ERV/P)1/n-1

Where:

P	=	a hypothetical initial investment of $1,000
T	=	Average Annual Total Return
n	=	number of years
ERV	=	ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Return for periods ended December 31, 2001 — Class A Shares

	One Year	Five Years	Ten Years	Life of Class
Scudder Aggressive Growth Portfolio (1)	-21.76	n/a	n/a	1.49
Scudder Blue Chip Portfolio	-15.81	n/a	n/a	4.61
Scudder Contrarian Value Portfolio	1.87	10.56	n/a	12.39
Scudder Global Blue Chip Portfolio	-15.48	n/a	n/a	0.36
Scudder Government Securities Portfolio	7.48	6.96	6.48	n/a
Scudder Growth Portfolio	-22.34	3.78	8.29	n/a
Scudder High Yield Portfolio	2.63	1.63	7.20	n/a
Scudder International Select Equity Portfolio	-24.43	1.07	n/a	5.84
Scudder Investment Grade Bond Portfolio	5.71	6.01	n/a	5.94
Scudder Money Market Portfolio	3.75	5.01	4.59	n/a
Scudder New Europe Portfolio	-29.86	n/a	n/a	-9.84
Scudder Small Cap Growth Portfolio	-28.91	6.33	n/a	11.81
Scudder Strategic Income Portfolio	5.23	n/a	n/a	3.24
Scudder Technology Growth Portfolio(1)	-32.39	n/a	n/a	-2.21
Scudder Total Return Portfolio	-6.09	7.72	8.21	n/a
SVS Davis Venture Value Portfolio(4)	n/a	n/a	n/a	-5.00	*
SVS Dreman Financial Services Portfolio	-4.86	n/a	n/a	3.20
SVS Dreman High Return Equity Portfolio	1.69	n/a	n/a	5.41
SVS Dreman Small Cap Value Portfolio	17.63	6.34	n/a	5.92
SVS Eagle Focused Large Cap Growth Portfolio(3)	-17.02	n/a	n/a	-1.39
SVS Focus Value+Growth Portfolio	-14.35	7.65	n/a	9.32
SVS Index 500 Portfolio(2)	-12.05	n/a	n/a	-5.90
SVS INVESCO Dynamic Growth Portfolio(4)	n/a	n/a	n/a	-12.00	*
SVS Janus Growth And Income Portfolio(3)	-12.28	n/a	n/a	-3.97
SVS Janus Growth Opportunities Portfolio(3)	-23.76	n/a	n/a	-10.43
SVS Oak Strategic Equity Portfolio(4)	n/a	n/a	n/a	-24.00	*
SVS Turner Mid Cap Growth Portfolio(4)	n/a	n/a	n/a	-11.70	*

*	Cumulative Return
(1)	Commenced operations on May 1, 1999.
(2)	Commenced operations on September 1, 1999.
(3)	Commenced operations on October 29, 1999.
(4)	Commenced operations on May 1, 2001.

For Scudder International Select Equity Portfolio:

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and strategy. Prior to May 1, 2001, the portfolio was named Kemper International Research Portfolio and operated with a different investment strategy than either the Portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies were in place.

For Scudder New Europe Portfolio:

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies were in place.

For SVS Dreman Small Cap Value Portfolio:

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different investment strategy and was managed by the Advisor (and not DVM). Performance would have been different if the portfolio’s current policies were in place.

For Scudder Focus Value+Growth Portfolio:

Prior to May 1, 2001, (i.e. engagement of Jennison), the portfolio was named Kemper Value and Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, (engagement of DVM), a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio’s current policies were in place.

Comparison of Portfolio Performance

In connection with communicating its performance to current or prospective shareholders, the Portfolios also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Portfolios. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Portfolios invest.

From time to time, in advertising and marketing literature, the Portfolio’s performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Portfolio literature, Trustees and officers of the Portfolios, the Portfolios’ portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Portfolios. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Portfolio literature may include a description of the potential risks and rewards associated with an investment in the Portfolios. The description may include a “risk/return spectrum” which compares the Portfolios to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Portfolios to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund’s overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund’s overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of, or selections from, editorials or articles about a Portfolio.

PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See “Net Asset Value.”)

Upon receipt by a Portfolio’s transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

DIVIDENDS, CAPITAL GAINS AND TAXES

Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio’s $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio’s net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes.    Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (“Code”) in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

NET ASSET VALUE

All Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) system or another over-the-counter (“OTC”) market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time.

Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio’s Board and overseen by the portfolio’s Pricing Committee.

OFFICERS AND TRUSTEES

The following table presents information about each Trustee of the Fund as of April 1, 2002. Each Trustee’s age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Investment Management Americas Inc. 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of stockholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees

Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
John W. Ballantine (56) Trustee	1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996)	85	First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
Lewis A. Burnham (69) Trustee	1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	85	None
Donald L. Dunaway (65) Trustee	1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer)	85	None
James R. Edgar (55) Trustee	1999-present	Distinguished Fellow, University of Illinois Institute of Government and Public Affairs; formerly, Governor, State of Illinois	85	Kemper Insurance Companies (not affiliated with the Scudder Funds); John B. Sanfilippo & Son, Inc.; Horizon Group Properties, Inc.
Robert B. Hoffman (65) Trustee	1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for mining and paper industries); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	85	None

Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Shirley D. Peterson (60) Trustee	1995-present	Retired; formerly, President, Hood College; prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice	85	Bethlehem Steel Corp.
Fred B. Renwick (72) Trustee	1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, member of the Investment Committee of Atlanta University Board of Trustees	85	The Wartburg Foundation; The Investment Fund for Foundations; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America
William P. Sommers (68) Trustee	1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Advisor, Guckenheimer Enterprises	85	PSI Inc.; Evergreen Solar, Inc.; Director of H2Gen; Director of Zassi Medical
John G. Weithers (68) Trustee	1993-present	Retired; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	85	Federal Life Insurance Company; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems

Interested Trustees and Officers for All Funds**:

The following table presents information about each Interested Trustee and Officer of the Fund. Each Interested Trustee and Officer’s age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Interested Trustee and Officer is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer is an employee of Deutsche Investment Management Americas Inc.

Name, Address and Age	Positions(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Mark S. Casady++ (41)	Trustee and President	2001-present	Regional Managing Director of Deutsche Asset Management	85	None
Philip J. Collora (56)	Vice President and Assistant Secretary	1990-present	Senior Vice President of Deutsche Asset Management	Not Applicable	None
Linda C. Coughlin+ (49)	Trustee, Chairperson and Vice President	2002-present	Managing Director of Deutsche Asset Management	143	None
William F. Glavin+ (43)	Trustee and Vice President	2000-present	Managing Director of Deutsche Asset Management	Not Applicable	Trustee, Crossroads for Kids, Inc. (serves at-risk children)
Richard T. Hale## (56)	Vice President	2002-present
Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) (June 1999 to present) and Deutsche Asset Management Americas (June 1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (April 1996 to present) and Deutsche Asset Management Mutual Funds (1989 to present); Director, Deutsche Global Funds, Ltd. (January 2000 to present), CABEI Fund (June 2000 to present) and North American Income Fund (September 2000 to present); Vice President, Deutsche Asset Management, Inc. (September 2000 to present); formerly, Director, ISI Family of Funds (registered investment companies) (1992-1999)
				Not Applicable	None
John Millette+ (39)	Vice President and Secretary	1999-present	Vice President of Deutsche Asset Management	Not Applicable	None

Name, Address and Age	Positions(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Daniel O. Hirsch## (48)	Vice President and Assistant Secretary	2002-present
Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

				Not Applicable	None
Caroline Pearson+ (40)	Assistant Secretary	1997-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert Price & Rhoads (law firm) (1989-1997)	Not Applicable	None
Gary L. French+ (53)	Treasurer	2002-present	Managing Director of Deutsche Asset Management; director of Investment Operations, Deutsche Asset Management; formerly, President of UAM Fund Services, Inc. (1995-2001)	Not Applicable	None
John R. Hebble+ (43)	Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management	Not Applicable	None
Thomas Lally+ (34)	Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management	Not Applicable	None
Brenda Lyons+ (39)	Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management	Not Applicable	None
Gregory Boal# (43)	Vice President	2002-present
Managing Director of Deutsche Asset Management; formerly, Senior Vice President and Director of the Fixed Income Division of Chicago-based ABN AMRO Asset Management USA; manager of the corporate bond department at ABN AMRO (1997-2000)
				Not Applicable	None

Name, Address and Age	Positions(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Andrew Cestone@ (32)	Vice President	2002-present	Director of Deutsche Asset Management; formerly, investment analyst, Phoenix Investment Partners (1997-1998)	Not Applicable	None
John E. Dugenske++ (36)	Vice President	2002-present	Managing Director of Deutsche Asset Management; formerly, investment officer and portfolio manager at NISA Investment Advisors (1998-2000)	Not Applicable	None
Irene T. Cheng++ (47)	Vice President	1997-present	Managing Director of Deutsche Asset Management	Not Applicable	None
Jan C. Faller++ (35)	Vice President	2000-present	Managing Director of Deutsche Asset Management; formerly, Bond and Currency Investment Manager at PanAgora Asset Management, (1995-1999)	Not Applicable	None
Alexander (Sandy) Black### (38)	Vice President	2002-present	Managing Director, Deutsche Asset Management	Not Applicable	None
William F. Gadsden++ (47)	Vice President	1996-present	Managing Director of Deutsche Asset Management	Not Applicable	None
Sewall Hodges++ (47)	Vice President	2000-present	Managing Director of Deutsche Asset Management	Not Applicable	None
William E. Holzer++ (52)	Vice President	2001-present	Managing Director of Deutsche Asset Management	Not Applicable	None
Blair J. Treisman++ (34)	Vice President	2002-present
Vice President of Deutsche Asset Management; formerly, business services analyst at Salomon Smith Barney (1999); senior research analyst and hedge fund manager at Midtown Research Group (1998-1999); senior analyst—Small Cap Growth Equities Group at Putnam Investments (1994-1998)
				Not Applicable	None

Name, Address and Age	Positions(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Roy McKay++ (69)	Vice President	2002-present	Managing Director of Deutsche Asset Management	Not Applicable	None

Jesse Stuart++ (35)	Vice President	2002-present	Senior Vice President of Deutsche Asset Management	Not Applicable	None

Joshua Feuerman+++ (37)	Vice President	2002-present
Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 after 10 years of experience at State Street Global Advisors, where he served as head of international strategies, including emerging and developed markets, and earlier in product engineering and international equity research
				Not Applicable	None

Darlene Rasel+++ (50)	Vice President	2002-present	Managing Director of Deutsche Asset Management	Not Applicable	None

Thomas F. Sassi++ (59)	Vice President	1998-present	Managing Director of Deutsche Asset Management	Not Applicable	None

Timothy C. Vile### (40)	Vice President	2002-present	Director of Deutsche Asset Management	Not Applicable	None

Janet Campagna+++ (45)	Vice President	2002-present	Managing Director of Deutsche Asset Management; formerly, investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999	Not Applicable	None

*	Length of time served represents the date that each Trustee was first appointed or elected to a fund managed by the Advisor.
**
As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the Investment Company Act of 1940, as amended. Interested persons receive no compensation from the Funds.

+	Address: Two International Place, Boston, Massachusetts
++	Address: 345 Park Avenue, New York, New York
+++	Address: 280 Park Avenue, New York, New York
#	Address: 222 South Riverside Plaza, Chicago, Illinois
##	Address: One South Street, Baltimore, Maryland
###	Address: 1 Appold Street, Broadgate, London, United Kingdom
@	Address: Public Ledger Building, 150 South Independence Square West, 7th Floor, Philadelphia, Pennsylvania

Trustee’s and Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Mark S. Casady:	Chairman and Trustee
William F. Glavin:	Vice President and Trustee
James J. McGovern	Chief Financial Officer and Treasurer
Caroline Pearson:	Secretary
Linda J. Wondrack:	Vice President and Chief Compliance Officer
Phillip J. Collora:	Assistant Secretary
Thomas V. Bruns:	President

Trustee’s Responsibilities.    The officers of the Fund manage its day-to-day operations under the direction of the Fund’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund’s Board members are not affiliated with the Advisor.

The Board meets periodically to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. At least annually, the Trustees, including the Non-interested Trustees, review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund’s investment performance qualifications and experience of personnel of the Advisor rendering services, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and the Advisor’s profit, comparative information regarding fees, expenses and performance of competitive funds. In addition, the Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Fund’s Board has the following committees.

Audit Committee:    The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held four meetings during the Fund’s last fiscal year.

Nominating and Governance Committee:    This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held five meetings during the Fund’s last fiscal year. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee:    This Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Linda C. Coughlin. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, Mark S. Casady and William F. Glavin. The Valuation Committee held 23 meetings during the Fund’s last fiscal year.

Operations Committee:    This Committee oversees the operations of the Fund, such as reviewing the Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Fred B. Renwick and John G. Weithers. The Operations Committee held four meetings during the Fund’s last fiscal year.

Equity Oversight Committee:    This Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Equity Oversight Committee held three meetings during the Fund’s last fiscal year.

Board’s Approval of New Investment Management Agreements.

The Board approved a new investment management agreement with the Advisor for each Portfolio (except SVS MFS Strategic Value Portfolio) at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on or about March 28, 2002. The new investment management agreements took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG (“Deutsche Bank”) acquired 100% of the outstanding voting securities of the Advisor.

The terms of each new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that each new management agreement permits the Advisor to appoint certain of its affiliates as subadvisors subadvisor to perform certain of its duties and, for the SVS Index 500 Portfolio, the investment management fee rate is lower under the new investment management agreement than under the former investment management agreement. In considering whether to approve the new investment management agreement for each Portfolio, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Non-interested Trustees met numerous times separately. Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreements, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank’s business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor’s affiliated entities and the Portfolios. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank’s plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank’s plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate “soft dollars” to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank’s plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.

Board’s Approval of Investment Management and Subadvisor Agreements for SVS MFS Strategic Value Portfolio. In conjunction with the establishment of the SVS MFS Strategic Value Portfolio, at its meeting on March 20, 2002, the Board approved an investment management agreement for the Portfolio. The Board also approved a subadvisor agreement between the Advisor and Massachusetts Financial Services Company (“MFS”) under which MFS will provide investment advisory services to the SVS MFS Strategic Value Portfolio. The Board determined that the terms of the investment management and subadvisory agreements are fair and reasonable and that the agreements are in the Portfolio’s best interests.

In evaluating the proposed investment management and subadvisor agreements, the Board reviewed materials furnished by the Advisor and MFS, including information regarding the Advisor, MFS, their affiliates and their personnel, operations and financial condition. The Board discussed with representatives of the Advisor the Portfolio’s anticipated operations and the Advisor’s and MFS’s ability to provide advisory and other services to the Portfolio. The Board also reviewed, among other things:

•	the experience of the Advisor with respect to other sub-advised funds;

•	the investment performance of other funds advised by MFS with similar investment strategies;

•	the proposed fees to be charged by the Advisor for investment management services;

•	the proposed fees to be charged by MFS for subadvisor services;

•	the Portfolio’s projected total operating expenses;

•	the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

•	the experience of the investment advisory and other personnel who would be providing services to the Portfolio.

The Board considered the following as relevant to its recommendations: (1) the favorable history, reputation, qualification and background of the Advisor and MFS, as well as the qualifications of their personnel; (2) that the management fee and projected expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by MFS with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Board deemed relevant.

Board’s Approval of New Subadvisory Agreements. The Advisor entered into new subadvisor agreements in connection with the Deutsche Bank transaction for the following Portfolios and with the following subadvisors:

Portfolio	Subadvisor
Scudder New Europe Portfolio	Deutsche Asset Management Investment Services Limited (“DeAMIS”)
Scudder Strategic Income Portfolio	DeAMIS
SVS Dreman Financial Services Portfolio	Dreman Value Management, L.L.C. (“DVM”)
SVS Dreman High Return Equity Portfolio	DVM
SVS Dreman Small Cap Value Portfolio	DVM
SVS INVESCO Dynamic Growth Portfolio	INVESCO Funds Group, Inc.
SVS Eagle Focused Large Cap Growth Portfolio	Eagle Asset Management, Inc.
SVS Focus Value + Growth Portfolio	Jennison Associates LLC
SVS Janus Growth And Income Portfolio	Janus Capital Management LLC (“Janus”)
SVS Janus Growth Opportunities Portfolio	Janus
SVS Turner Mid Cap Growth Portfolio	Turner Investment Partners, Inc.
SVS Oak Strategic Equity Portfolio	Oak Associates, Ltd.
SVS Davis Venture Value Portfolio	Davis Selected Advisors, L.P.

Except for the contracts with DeAMIS, each of these new subadvisor agreements replaced a former subadvisor agreement that provided for its automatic termination in the event of the termination of the investment management agreement for each of these Portfolios. Since the former investment management agreements would terminate in conjunction with the transaction in which Deutsche Bank acquired 100% of the outstanding voting securities of the Advisor, new subadvisor agreements were proposed by the Advisor. Subadvisor agreements with DeAMIS were approved because the portfolio management teams that are responsible for managing all or a portion of the Portfolios listed above where DeAMIS is shown as subadvisor will transition from the United States to London and will become employees of DeAMIS.

In considering whether to approve the new subadvisor agreements (other than the new SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio subadvisor agreements and the subadvisor agreements with DeAMIS), the Board considered similar factors to those it considered in approving the new investment management agreements, to the extent applicable. Based on the facts that (i) the sole reason the Board considered the new subadvisor agreements was due to the effects of the transaction on the former investment management agreements and unrelated to the performance or structure of any subadvisor and (ii) the new subadvisor agreements are substantially identical to the former subadvisor agreements, the Board did not conduct a special review on the operations of any subadvisor in approving the new subadvisor agreements.

In considering whether to approve the subadvisor agreement with DeAMIS, the Board considered similar factors to those it considered in approving the new investment management agreements, to the extent applicable. In addition, the Board considered the recommendation of the Advisor and various information and materials provided by each of the Advisor and DeAMIS. The Board was told that it is expected that the transition to DeAMIS will allow the portfolio management teams to access the global reach of Deutsche Asset Management more effectively. The Board also considered that approval of these subadvisor agreements would not affect management fee rates paid by these Portfolios.

The terms of the new subadvisor agreements are substantially identical to the terms of the former subadvisor agreements, except for the new subadvisor agreements with DVM for the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio. These subadvisor agreements were approved by the Board at the special meeting on February 4, 2002, and were approved by shareholders at a meeting held on or about March 28, 2002.

Board’s Approval of New Subadvisor Agreements for SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio.

The former subadvisors agreements for the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio were amended and restated as of December 1, 2001 to increase the subadvisor fee rates payable to DVM. To provide the continued services of David N. Dreman, who controls DVM and is the portfolio manager of the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio, the Advisor and DVM entered into an agreement (the “Relationship Agreement”) pursuant to which DVM was proposed to continue as subadvisor to the SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio under the new subadvisor agreements.

The Relationship Agreement provides that in the event that Mr. Dreman ceases to dedicate the requisite attention and energy to actively managing the Portfolios or ceases to act as lead portfolio manager, DVM will promptly replace him with another portfolio manager with at least five years of relevant experience. In the event that Mr. Dreman ceases to control DVM, any replacement portfolio manager would be required to have at least five years of relevant experience and would be required to meet certain performance standards. Also under the Relationship Agreement, the Advisor will pay a monthly marketing fee to DVM under the new subadvisor agreements. In turn, DVM has agreed to provide a full-time employee to act as its full-time marketing liaison with the Advisor. The Relationship Agreement also provides that until the earlier of DVM ceasing to act as subadvisor for the Scudder High Return Equity Fund, a series of Scudder Value Series, Inc., or June 30, 2002, neither DVM nor Mr. Dreman shall serve as investment adviser, subadvisor or sponsor for any investment company in the Morningstar Large Cap Value Category that is registered with the SEC pursuant to the 1940 Act, nor shall Mr. Dreman or DVM be an “affiliated person” serving any such investment company, except for investment companies sponsored by the Advisor for which DVM serves as subadvisor. In addition, from July 1, 2002 until the earlier of DVM’s ceasing to act as subadvisor for the SVS Dreman High Return Equity Fund or February 29, 2004, neither DVM nor Mr. Dreman shall serve as investment adviser, subadvisor or sponsor of any such investment company sponsored by, nor be or become an “affiliated person” of, certain specified competitors of the Advisor or their affiliates.

On September 26, 2001, the Board, including the Non-interested Trustees, voted unanimously to approve the new High Return Equity Portfolio subadvisor agreement and to recommend its approval to the shareholders of the High Return Equity Portfolio. After the September meeting, the Advisor requested that the Board defer the timing of the shareholders’ meeting in connection with the transaction with Deutsche Bank. On February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to re-approve the new SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio subadvisor agreements and to recommend its approval to the shareholders of the SVS Dreman High Return Equity Portfolio.

In determining whether to approve and re-approve the new subadvisor agreements and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the investment performance of the High Return Equity Portfolio and Financial Services Portfolio relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Board also considered the following factors: the financial strength and resources of DVM and the Advisor; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by the Advisor; and the nature and quality of services provided by DVM and the role of Mr. Dreman in the provision of those services.

The Board also reviewed the terms of the new SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio subadvisor agreements and its possible effects on the Advisor, DVM, the Portfolios and the Portfolios’ shareholders. The Board also considered that the investment management fees paid by the Portfolios would not increase as a result of the new subadvisor agreements.

Board’s Approval of Subadvisor Agreement for SVS Focus Value+Growth Portfolio.

At its meeting on February 4, 2002, the Board, including the Non-interested Trustees, voted to approve a subadvisor agreement with DVM for the value portion of the SVS Focus Value + Growth Portfolio’s investment portfolio (approximately 50% of the portfolio). This subadvisor agreement took effect on April 5, 2002, following shareholder approval. In considering whether to approve the subadvisor agreement with DVM for the SVS Focus Value + Growth Portfolio, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by the Advisor; the proposed nature and quality of services provided by DVM to other Portfolios and the role of Mr. Dreman in the provision of those services; and DVM’s relationship with the Advisor and experience with other funds managed by the Advisor.

The Board also reviewed the terms of the subadvisor agreement and its possible effects on the Advisor, DVM, the Portfolio and the Portfolio’s shareholders, including the change in net compensation to the Advisor. The Board also considered that the investment management fees paid by the Portfolio would not increase as a result of the subadvisor agreement with DVM.

Board’s Approval of Subadvisor Agreements with Janus.

At its meeting on September 26, 2001, the Board, including the Non-interested Trustees, voted to renew the former subadvisor agreements with Janus for the SVS Growth And Income Portfolio and the SVS Growth Opportunities Portfolio (together, the “Janus Portfolios”). In connection with a transaction involving parties related to Janus, shareholders of each Janus Portfolio approved a new subadvisor agreement for their Portfolio at a meeting held on February 14, 2002, which agreements (the “March Agreements”) had been unanimously approved by the Trustees at a meeting held on November 28, 2001 and took effect in March 2002. As discussed above in connection with the Deutsche Bank transaction, the Board and shareholders each subsequently approved new subadvisor agreements for the Janus Portfolios (the “April Agreements”). The terms of the March and April Agreements for each Janus Portfolio were substantially identical to the terms of the corresponding former agreements.

Subsequent to Board and shareholder approval of the March and April Agreements, Janus assigned its rights under the each of those Agreements to a newly-created subsidiary of Janus, Janus Capital Management LLC, effective on or about April 1, 2002. Janus has assured the Fund that this assignment was not an “assignment” under the 1940 Act, so that the change in legal entity performing subadvisor duties did not terminate the contracts for the Janus Portfolios.

In considering whether to approve the new subadvisor agreements for the Janus Portfolios, the Board considered similar factors to those it considered in approving the new investment management agreements, to the extent applicable. Based on the facts that (i) the sole reason the Board considered each new subadvisor agreement for the Janus Portfolios was due to the effects of the transaction on the former investment management agreements and unrelated to the performance or structure of Janus and (ii) each new subadvisor agreement is substantially identical to the applicable former subadvisor agreement, the Board did not conduct a special review on the operations of Janus in approving the new subadvisor agreements.

Board’s Approval of Subadvisor Agreement with DVM for the SVS Dreman Small Cap Value Portfolio.

In conjunction with the Board meeting on September 26, 2001, the Advisor proposed a subadvisor agreement with DVM for the Scudder Small Cap Value Portfolio (subsequently renamed the SVS Dreman Small Cap Value Portfolio (the “Small Cap Portfolio”) pursuant to an agreement between the Advisor and DVM (the “Agreement”) in which the Advisor agreed to propose DVM as subadvisor to the Small Cap Portfolio. Some of the principal terms and provisions of the Agreement as they are relevant to the Small Cap Portfolio and its shareholders are that: the Advisor agreed to exercise all reasonable efforts to obtain approval of the proposed subadvisor agreement by the Board and the shareholders of the Portfolio; the Portfolio has the continuing right to use the name “Dreman” in its name for so long as DVM is the subadvisor for the Portfolio; any replacement lead portfolio manager would be required to have at least five years of relevant experience and any lead portfolio manager appointed following or in contemplation of Mr. Dreman ceasing to control DVM would also be required to meet certain performance standards.

On September 26, 2001, the Board, including the Non-interested Trustees, unanimously voted to approve the subadvisor agreement for the Small Cap Portfolio and to recommend its approval to shareholders and to change the Portfolio’s investment strategy.

The Advisor recommended to the Board that DVM serve as subadvisor for the Portfolio primarily to better implement the change in the Small Cap Portfolio’s investment strategy from a quantitative approach to a qualitative low P/E approach. Under this approach, DVM seeks to invest in stocks of small companies with below market price to earnings, price to book and price to cash flow ratios that exhibit certain growth characteristics. The Advisor was familiar with DVM’s experience in managing money using this qualitative strategy and its strengths through its relationship with DVM as subadvisor to certain other Portfolios.

In determining whether to approve the proposed subadvisor agreement for the Small Cap Portfolio and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by the Advisor; the proposed nature and quality of services provided by DVM to other Portfolios and the role of Mr. Dreman in the provision of those services; and DVM’s relationship with the Advisor and experience with other Portfolios. The Board also considered DVM’s investment methodology for small capitalization assets.

The Board also reviewed the terms for the subadvisor agreement and its possible effects on the Advisor, DVM, the Small Cap Portfolio and the Portfolio’s shareholders, including the change in net compensation to the Advisor. The Board also considered that the investment management fees paid by the Portfolio would not increase as a result of the new subadvisor agreement. The former subadvisor agreement with DVM for the Small Cap Portfolio went into effect following shareholder approval on January 18, 2002 and was replaced by the new subadvisor agreement for the Portfolio that went into effect following the closing of the Deutsche Bank transaction.

Board Considerations in Connection with Annual Renewal of Former Investment Management Agreements.

As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Non-interested Trustees, separately, and the Fund’s Oversight Committees met on several occasions to consider the renewal of each Portfolio’s former investment management agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Non-interested Trustees as a group. The Non-interested Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2001, the Board concluded that the terms of the investment management agreement for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the former investment management agreements; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Portfolios and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance.    The Board reviewed the Portfolios’ investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses.    The Board considered each Portfolio’s management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about expense limitation commitments from the Advisor.

Profitability.    The Board considered the level of the Advisor’s profits with respect to the management of the Portfolios, including a review of the Advisor’s methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor’s profit margins in comparison with available industry data.

Economies of Scale.    The Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of each Portfolio.

Advisor Personnel and Methods.    The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services.    The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor.    The Board considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Former Subadvisor Agreements.

As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Non-interested Trustees, separately, and the Fund’s Oversight Committees met to consider the renewal of each applicable Portfolio’s former subadvisor agreement. In determining whether to approve the subadvisor agreement, the Non-interested Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Non-interested Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the subadvisors, as well as the qualifications of their personnel; and the nature and quality of services provided by the subadvisors to the Portfolios. The Board also considered that the Advisor is responsible for any payment of fees to the subadvisors.

Trustee Fund Ownership

Under the Fund’s Governance Procedures and Guidelines, the Non-interested Trustees have established the expectation that within three years Non-interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such Funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those Funds that he or she oversees that best fit his or her own appropriate investment needs. The following table sets forth each Trustee’s share ownership of the Fund and all Scudder funds overseen by the Trustee as of December 31, 2001.

Name of Nominees and Trustees	Dollar Range of Equity Securities in Scudder Variable Series II	Aggregate Dollar Range of Shares Owned in All Scudder Funds Overseen by Trustees
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Mark Casady	None	Over $100,000
Linda C. Coughlin	None	Over $100,000
Donald L. Dunaway	None	Over $100,000
James R. Edgar	None	$50,001—$100,000
William F. Glavin, Jr.	None	Over $100,000
Robert B. Hoffman	None	Over $100,000
Shirley D. Peterson	None	Over $100,000
Fred B. Renwick	None	$10,001—$50,000
William P. Sommers	None	Over $100,000
John G. Weithers	None	Over $100,000

Securities Beneficially Owned:    To the best of the knowledge of the Fund, none of the Non-interested Trustees owned securities beneficially of the Advisor, subadvisor or SDI or person directly or indirectly controlling, controlled by or under common control with the Advisor, subadvisor or SDI.

As of March 31, 2002, all Trustees and Officers of the each Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

Except as otherwise noted, as of March 31, 2002, all the shares of the Portfolios were held of record by KILICO Variable Annuity Separate Account (“KVASA”), KILICO Variable Separate Account (“KVSA”), KILICO Variable Series II (“KVS II”), KILICO Variable Series III (“KVS III”), KILICO Variable Series VI (“KVS VI”) Separate Account KGC (“KGC”), Separate Account KG (“KG”), Prudential Variable Contract Account GI-2 (“PVCA”), Cova Variable Annuity Account One (“Cova One”), Cova Variable Annuity Account Five (“Cova Five”), Lincoln Life Variable Annuity Account N (“LLVAA”) American General Life Insurance Company Separate Account VL-R, Farmera Annuity Separate Account A (“Farmers VAA”) and Farmers Variable Life Separate Account A (“Farmers VLA”) on behalf of the owners of variable life insurance contracts and variable annuity contracts. At all meetings of shareholders of these Portfolios, Kemper Investors Life Insurance Company (“KILICO”) will vote the shares held of record by KVASA, KVSA KVSA, KVS II, KVS III and KVS VI, Allmerica Financial Life Insurance and Annuity Company (“Allmerica”) will vote the shares held of record by KGC and KG, Prudential Insurance Company of America (“Prudential”) will vote the shares held of record by PVCA, Cova Financial Services Life Insurance Company and Cova Financial Life Insurance Company (collectively, “Cova”) will vote the shares held of record by Cova One and Cova Five, and Lincoln National Life Insurance Company (“Lincoln”) will vote the shares held of record by LLVAA only in accordance with the instructions received from the variable life and variable annuity contract owners on behalf of whom the shares are held. All shares for which no instructions are received will be voted in the same proportion as the shares for which instructions are received. Accordingly, KILICO disclaims beneficial ownership of the shares of these portfolios held of record by KVASA, KVSA, KVS II, KVS III and KVS VI, and Allmerica disclaims beneficial ownership of the shares of these portfolios held of record by KGC and KG, and Prudential disclaims beneficial ownership of the shares of these portfolios held of record by PVCA, and Cova disclaims beneficial ownership of the shares of these portfolios held of record by Cova One and Cova Five and Lincoln disclaims beneficial ownership of the shares of these portfolios held of record by LLVAA.

As of March 31, 2002, the Advisor holds less than 5% of each Portfolio.

Portfolio Name	Owner	# of shares	%
Scudder Aggressive Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E., Mercer Island, WA 98040	3,922,150	56.79

Scudder Aggressive Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	2,865,142	41.48

Scudder Blue Chip Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	11,316,951	57.10

Scudder Blue Chip Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	7,302,479	36.84

Scudder Contrarian Value Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	9,354,884	48.82

Scudder Contrarian Value Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	4,463,720	23.29

Scudder Global Blue Chip Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	2,369,485	51.47

Scudder Global Blue Chip Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	2,114,032	45.92

Portfolio Name	Owner	# of shares	%
Scudder Government Securities Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	8,872,828	35.88

Scudder Government Securities Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	7,730,341	31.26

Scudder Government Securities Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	5,738,973	23.21

Scudder Government Securities Portfolio	Lincoln Choice Plus Benefit Life, 2920 South 84th Street, Lincoln, NE 68506	1,497,894	6.05

Scudder Growth Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	12,183,463	61.14

Scudder Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	5,059,125	25.39

Scudder Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	2,287,894	11.48

Scudder High Yield Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	17,231,696	41.88

Scudder High Yield Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	7,243,816	17.60

Scudder Investment Grade Bond Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	5,784,517	49.77

Scudder Investment Grade Bond Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,424,171	38.07

Scudder Investment Grade Bond Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	1,237,921	10.64

Scudder Money Market Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	251,052,474	40.16

Scudder Money Market Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	239,983,814	38.39

Scudder Money Market Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	170,440,261	27.26

Scudder Small Cap Growth Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	7,262,304	40.11

Scudder Small Cap Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	5,428,580	29.98

Scudder Small Cap Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,786,132	26.43

Scudder Technology Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	23,074,332	60.09

Scudder Technology Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	13,618,863	35.96

Scudder Total Return Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	20,401,032	53.46

Scudder Total Return Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	12,621,418	33.07

Scudder Total Return Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,841,288	12.68

SVS Dreman Financial Services Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	5,603,765	51.66

SVS Dreman Financial Services Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,788,716	44.15

SVS Dreman High Return Equity	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	25,939,152	62.21

Portfolio Name	Owner	# of shares	%
SVS Dreman High Return Equity	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	13,732,387	33.64

SVS Dreman Small Cap Value Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	6,074,311	33.55

SVS Dreman Small Cap Value Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	5,416,710	29.91

SVS Dreman Small Cap Value Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	2,560,430	14.14

SVS Focus Value+Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	6,526,620	61.08

SVS Focus Value+Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	2,058,069	19.26

SVS Focus Value+Growth Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	1,904,198	17.82

SVS Janus Growth And Income Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	11,685,180	59.35

SVS Janus Growth And Income Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	7,554,813	38.32

SVS Janus Growth Opportunities Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	11,944,774	57.44

SVS Janus Growth Opportunities Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	8,380,748	40.30

SVS Index 500 Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	17,000,199	66.67

SVS Index 500 Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	7,829,432	30.70

Scudder International Select Equity Portfolio	Kemper Investor’s Life Ins. Co., 1600 McConnor Parkway, Schaumburg, IL 60196	6,342,819	47.97

Scudder International Select Equity Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	5,091,781	38.51

Scudder International Select Equity Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	1,566,467	11.84

Scudder New Europe Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	2,382,125	66.53

Scudder New Europe Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	1,043,934	29.14

Scudder Strategic Income Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	1,057,494	52.63

Scudder Strategic Income Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	818,922	40.75

SVS INVESCO Dynamic Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	2,234,808	85.15

SVS INVESCO Dynamic Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653 who may be deemed to be the beneficial owner of such shares.	269,936	10.28

SVS Eagle Focused Large Cap Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,001,927	63.67

SVS Eagle Focused Large Cap Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	2,118,437	33.70

SVS Turner Mid Cap Growth Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	717,347	13.29

Portfolio Name	Owner	# of shares	%
SVS Turner Mid Cap Growth Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,605,283	85.37

SVS Oak Strategic Equity Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	996,022	17.34

SVS Oak Strategic Equity Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	4,663,368	81.22

SVS Davis Venture Value Portfolio	Farmer’s Life Insurance Co. 3003 77th Ave S.E. Mercer Island, WA 98040	9,206,136	80.99

SVS Davis Venture Value Portfolio	Allmerica Life Ins. Co. 440 Lincoln Street, Worcester, MA 01653	2,068,584	18.19

COMPENSATION OF OFFICERS AND TRUSTEES

The Non-interested Trustees receive from the Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other Scudder funds. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, Trustees, employees or stockholders of the Advisor and participate in the fees paid to that firm, although the Fund does not make any direct payments to them. Trustees and officers of the Fund who are Interested Persons receive no compensation from the Fund. The Non-interested Trustees are not entitled to benefits under any Fund pension or retirement plan. The Board of Trustees of the Fund established a deferred compensation plan for the Non-interested Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Mr. Dunaway (previously) and Mr. Edgar (currently) have elected to defer at least a portion of their fees. The equivalent Shadow Shares are reflected above in the table describing the Trustee’s share ownership.

The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the Scudder funds as a group during calendar year 2001.

Name of Trustee	Compensation from Scudder Variable Series II*	Total Compensation Paid to Trustees(1)(2)
John W. Ballantine**	$4,530	$183,980
Lewis A. Burnham**	$3,940	$169,290
Donald L. Dunaway**(3)	$4,020	$181,430
James R. Edgar(4)	$43,019	$200,660
Robert B. Hoffman**	$3,650	$159,880
Shirley D. Peterson**(5)	$5,750	$189,830
Fred B. Renwick	$45,076	$214,990
William P. Sommers**	$4,300	$183,300
John G. Weithers	$41,605	$206,000

*	Scudder Variable Series II consisted of 27 portfolios as of December 31, 2001.
**	Newly elected Trustee effective July 2001.
(1)
Aggregate compensation reflects amounts paid to the Non-interested Trustees for numerous special meetings in connection with the sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Trustee. These meeting fees were borne by the Advisor.

(2)	Includes compensation for service on the boards of 33 trusts/corporations comprised of 85 fund portfolios.
(3)
Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(4)
Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Mr. Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Edgar are $9,509.53.

(5)	Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Lead Director.

FUND ORGANIZATION AND CAPITALIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from “Kemper Investors Fund” to “Investors Fund Series,” on May 1, 1999 the Fund changed its name from “Investors Fund Series” to “Kemper Variable Series” and on May 1, 2001, the Fund changed its name from “Kemper Variable Series” to “Scudder Variable Series II.” The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a “series company.” Currently, each Portfolio (except Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, which do not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios’ investment performance is contained in the Fund’s 2001 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate a Portfolio without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Trust to purchase insurance against certain liabilities on behalf of the Trustees.

ADDITIONAL INFORMATION
Other Information

The CUSIP number for each Portfolio is as follows:

	Class A	Class B
Scudder Aggressive Growth Portfolio	81123X-695	81123X-646
Scudder Blue Chip Portfolio	81123X-869	81123X-638
Scudder Contrarian Value Portfolio	81123X-836	81123X-620
Scudder Global Blue Chip Portfolio	81123X-828	81123X-612
Scudder Government Securities Portfolio	81123X-406	81123X-596
Scudder Growth Portfolio	81123X-786	81123X-588
Scudder High Yield Portfolio	81123X-604	81123X-570
Scudder International Select Equity Portfolio	81123X-844	81123X-562
Scudder Investment Grade Bond Portfolio	81123X-505	81123X-331
Scudder Money Market Portfolio	81123X-109	81123X-554
Scudder New Europe Portfolio	81123X-810	N/A
Scudder Small Cap Growth Portfolio	81123X-745	81123X-547
Scudder Strategic Income Portfolio	81123X-794	N/A
Scudder Technology Growth Portfolio	81123X-752	81123X-521
Scudder Total Return Portfolio	81123X-703	81123X-513
SVS Dreman Financial Services Portfolio	81123X-307	81123X-489
SVS Dreman High Return Equity Portfolio	81123X-208	81123X-471
SVS Dreman Small Cap Value Portfolio	81123X-778	81123X-539
SVS INVESCO Dynamic Growth Portfolio	81123X-687	81123X-497
SVS Eagle Focused Large Cap Growth Portfolio	81123X-877	81123X-455
SVS Focus Value+Growth Portfolio	81123X-760	81123X-463
SVS Janus Growth And Income Portfolio	81123X-802	81123X-448
SVS Janus Growth Opportunities Portfolio	81123X-885	81123X-430
SVS Index 500 Portfolio	81123X-851	81123X-422
SVS Turner Mid Cap Growth Portfolio	81123X-679	81123X-414
SVS Oak Strategic Equity Portfolio	81123X-661	81123X-398
SVS Davis Venture Value Portfolio	81123X-653	81123X-380
SVS MFS Strategic Value Portfolio	81123X-356	81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

Because the Class B shares of each Portfolio are newly offered, there is no financial information available as of the date of this Statement of Additional Information.

The financial statements, including the investment portfolios of each Portfolio’s Class A shares, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

APPENDIX

COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor’s Ratings Services Bond Ratings

AAA.    Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA.    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C.    Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI.    The rating CI is reserved for income bonds on which no interest is being paid.

D.    Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

Aaa.    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A.    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B.    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca.    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Contents

<Click Here> Economic Overview

Management Summary, Performance Update, Portfolio Of Investments, Financial Statements, Financial Highlights For:

<Click Here> Scudder Aggressive Growth Portfolio (formerly Kemper Aggressive Growth Portfolio)

<Click Here> Scudder Blue Chip Portfolio (formerly Kemper Blue Chip Portfolio)

<Click Here> Scudder Contrarian Value Portfolio (formerly Kemper Contrarian Value Portfolio)

<Click Here> Scudder Global Blue Chip Portfolio (formerly Kemper Global Blue Chip Portfolio)

<Click Here> Scudder Government Securities Portfolio (formerly Kemper Government Securities Portfolio)

<Click Here> Scudder Growth Portfolio (formerly Kemper Growth Portfolio)

<Click Here> Scudder High Yield Portfolio (formerly Kemper High Yield Portfolio)

<Click Here> Scudder International Research Portfolio (formerly Kemper International Portfolio)

<Click Here> Scudder Investment Grade Bond Portfolio (formerly Kemper Investment Grade Bond Portfolio)

<Click Here> Scudder Money Market Portfolio (formerly Kemper Money Market Portfolio)

<Click Here> Scudder New Europe Portfolio (formerly Kemper New Europe Portfolio)

<Click Here> Scudder Small Cap Growth Portfolio (formerly Kemper Small Cap Growth Portfolio)

<Click Here> Scudder Small Cap Value Portfolio (formerly Kemper Small Cap Value Portfolio)

<Click Here> Scudder Strategic Income Portfolio (formerly Kemper Strategic Income Portfolio)

<Click Here> Scudder Technology Growth Portfolio (formerly Kemper Technology Growth Portfolio)

<Click Here> Scudder Total Return Portfolio (formerly Kemper Total Return Portfolio)

<Click Here> SVS Dreman Financial Services Portfolio (formerly KVS Dreman Financial Services Portfolio)

<Click Here> SVS Dreman High Return Equity Portfolio (formerly KVS Dreman High Return Equity Portfolio)

<Click Here> SVS Dynamic Growth Portfolio

<Click Here> SVS Focus Value+Growth Portfolio (formerly Kemper Value+Growth Portfolio)

<Click Here> SVS Focused Large Cap Growth Portfolio (formerly KVS Focused Large Cap Growth Portfolio)

<Click Here> SVS Growth and Income Portfolio (formerly KVS Growth And Income Portfolio)

<Click Here> SVS Growth Opportunities Portfolio (formerly KVS Growth Opportunities Portfolio)

<Click Here> SVS Index 500 Portfolio (formerly KVS Index 500 Portfolio)

<Click Here> SVS Mid Cap Growth Portfolio

<Click Here> SVS Strategic Equity Portfolio

<Click Here> SVS Venture Value Portfolio

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

Economic Overview

Dear Shareholder:

There's no longer any doubt that the United States is in the midst of a recession. But the question everyone's asking is, how will we get out of it - and when will it be over?

With Japan lingering in recession and Europe still in the doldrums, it will likely fall to the United States to lead the way forward, despite its own recession. With respect to timing, a variety of factors suggest that we'll see a recovery soon - but it will be less than robust.

There are factors that could delay the onset of recovery and weaken its eventual strength. For example, a country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economy recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending are jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: Raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortune, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 12/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus should be successful in nudging the economy back to health early this year, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - are already supporting this theory as evidenced by a sharp rebound in the U.S. markets during the final three months of the year. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism, and several announcements from high-profile corporations that earnings should pick up in the year ahead helped provide additional support for the markets.

Zurich Scudder Investments, Inc.
Economics Group

January 1, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of January 1, 2002, and may not actually come to pass.

Management Summary and Performance Update December 31, 2001

Scudder Aggressive Growth Portfolio

Scudder Aggressive Growth Portfolio fell 21.76 percent for the 12-month period ended December 31, 2001. The portfolio's benchmark - the unmanaged Standard & Poor's 500 Index - fell 11.88 percent over the same period. As you know, the portfolio's risk profile is much higher than that of the overall equity market. Aggressive growth stocks were especially hard hit for most of 2001 as the U.S. economy's short-term growth prospects fizzled.

Information technology stocks suffered the largest decline of any sector during the year. Many software, telecommunications and Internet-related companies lost more than half their value. Some fell as much as 90 percent. We maintained a high cash position in an effort to preserve capital. However, beginning in April 2001, many of the portfolio's historical performance pillars collapsed as a wave of selling left few aggressive growth stocks unscathed. The health care sector was one of the few areas in which stocks provided positive yearly returns.

Market conditions have made our stock-screening process more challenging and yet more important than ever. We believe it is imperative to closely monitor the fundamental operations of every stock in the portfolio, particularly technology companies and smaller businesses. We look for companies that historically have had the lowest probability of negative earnings surprises.

In the year ahead, we believe investors are likely to focus on a company's ability to preserve profitability in the face of weakening sales and service revenues. Based on our analysis, the portfolio's holdings have strong long-term survivability prospects, generally operate in niche markets and enjoy solid franchises. We anticipate rapidly employing our cash position as opportunities rise to add high quality companies at stock prices that do not reflect their long-term growth potential.

In managing the portfolio, our approach is that of a business owner, not a stock player. We were encouraged to see that the portfolio substantially outperformed the S&P 500 Index in the fourth quarter. We believe this is because we have remained true to the portfolio's aggressive growth-style mandate. We believe attitudes about investing are beginning to change, and many people are looking at an economic recovery for 2002.

Sewall F. Hodges
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2001
-- Scudder Aggressive Growth Portfolio -- Russell 3000 Index - - - S&P 500 Index

The Russell 3000 Index is an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Annual Average Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
Scudder Aggressive Growth Portfolio	-21.76%	1.49%	(Since 5/1/1999)

* The Portfolio commenced operations on May 1, 1999. Index comparisons begin April 30, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 71.4%
Communications 1.7%
Telephone / Communications
JDS Uniphase Corp.*	21,660	189,092
Time Warner Telecom, Inc. "A"*	58,300	1,031,327
		1,220,419
Consumer Discretionary 1.4%
Recreational Products
Harley-Davidson, Inc.	17,700	961,287
Consumer Staples 0.4%
Package Goods / Cosmetics
Estee Lauder Companies, Inc. "A"	9,200	294,952
Durables 0.9%
Telecommunications Equipment
Sonus Networks, Inc.*	16,200	74,844
Spectrasite Holdings, Inc.*	152,400	547,116
		621,960
Energy 6.4%
Oil & Gas Production 5.5%
Anadarko Petroleum Corp.	11,100	631,035
EOG Resources, Inc.	29,400	1,149,834
Nabors Industries, Inc.*	34,500	1,184,385
Talisman Energy, Inc.	24,300	923,461
		3,888,715
Oilfield Services / Equipment 0.9%
Precision Drilling Corp. "A"*	24,900	642,918
Financial 3.2%
Banks 2.3%
State Street Corp.	31,000	1,619,750
Insurance 0.9%
Progressive Corp.	4,100	612,130
Health 8.6%
Health Industry Services 0.8%
DaVita, Inc.*	23,500	574,575
Medical Supply & Specialty 5.6%
Andrx Group*	31,100	2,189,751
Medtronic, Inc.	22,998	1,177,728
Waters Corp.*	14,600	565,749
		3,933,228
	Shares	Value ($)
Pharmaceuticals 2.2%
Biovail Corp.*	22,500	1,265,625
Teva Pharmaceutical Industries Ltd. (ADR)	5,000	308,150
		1,573,775
Manufacturing 0.7%
Electrical Products
Nanometrics, Inc.*	25,400	492,760
Media 1.8%
Broadcasting & Entertainment
Univision Communication, Inc.*	19,100	772,786
Viacom, Inc. "B"*	11,706	516,820
		1,289,606
Service Industries 8.0%
EDP Services 3.8%
Automatic Data Processing, Inc.	12,100	712,690
Fiserv, Inc.*	46,600	1,972,112
		2,684,802
Miscellaneous Commercial Services 2.6%
Paychex, Inc.	37,300	1,306,992
Plexus Corp.*	19,600	520,576
		1,827,568
Printing / Publishing 1.6%
Dow Jones & Co., Inc.	21,100	1,154,803
Technology 33.2%
Computer Software 13.1%
BEA Systems, Inc.*	23,900	368,299
Check Point Software Technologies Ltd.*	40,000	1,595,600
Comverse Technologies, Inc.*	12,500	279,625
Intuit, Inc.*	32,800	1,402,528
Microsoft Corp.*	25,400	1,683,258
PDF Solutions, Inc.*	19,000	399,000
PeopleSoft, Inc.*	38,600	1,551,720
RSA Security, Inc.*	26,150	456,579
SAP AG (ADR)	15,900	507,687
Verity, Inc.*	50,000	1,012,500
		9,256,796
Diverse Electronic Products 0.9%
Teradyne, Inc.*	22,400	675,136
	Shares	Value ($)
EDP Peripherals 7.6%
Brocade Communications Systems, Inc.*	16,100	533,232
EMC Corp.*	25,900	348,096
Mercury Interactive Corp.*	42,400	1,440,752
Network Appliance, Inc.*	24,600	538,002
Symbol Technologies, Inc.	157,675	2,503,879
		5,363,961
Electronic Components / Distributors 1.2%
Applied Micro Circuits Corp.*	20,800	235,456
Sandisk Corp.*	13,000	187,200
Vishay Intertechnology, Inc.*	21,500	419,250
		841,906
Precision Instruments 0.8%
Molecular Devices Corp.*	6,800	141,916
Photon Dynamics, Inc.*	9,900	451,935
		593,851
Semiconductors 8.6%
Analog Devices, Inc.*	22,500	998,775
Cirrus Logic, Inc.*	12,600	166,572
Elantec Semiconductor, Inc.*	12,400	476,160
Linear Technology Corp.	25,900	1,011,136
Microchip Technology, Inc.*	20,200	782,548
Micron Technology, Inc.*	12,800	396,800
Pericom Semiconductor Corp.*	44,300	642,350
QLogic Corp.*	13,700	609,787
Silicon Storage Technology, Inc.*	60,700	585,148
	Shares	Value ($)
Siliconix, Inc.*	2,000	54,840
Vitesse Semiconductor Corp.*	26,200	326,452
		6,050,568
Telecommunications Equipment 1.0%
Cisco Systems, Inc.*	38,400	695,424
Transportation 0.6%
Air Freight
EGL, Inc.*	32,100	447,795
Other 4.5%
Midcap SPDR Trust Series 1	13,900	1,289,920
Standard & Poor's 500 Depository Receipt Trust	16,200	1,850,526
		3,140,446
Total Common Stocks (Cost $65,648,096)		50,459,131

	Principal Amount ($)	Value ($)
Short-Term Investments 14.2%
Federal Home Loan Bank, 1.67% (b) 1/9/2002 (Cost $9,996,289)	10,000,000	9,996,690

Cash Equivalents 14.4%
Zurich Scudder Cash Management QP Trust, 2.05% (c) (Cost $10,176,511)	10,176,511	10,176,511
Total Investment Portfolio - 100.0% (Cost $85,820,896) (a)		70,632,332

Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $85,915,429. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $15,283,097. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,102,628 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,385,725.
(b) Annualized yield at time of purchase; not a coupon rate.
(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $85,820,896)	$ 70,632,332
Cash	10,000
Foreign currency, at value (cost $3,892)	3,892
Dividends receivable	8,151
Interest receivable	16,171
Receivable for Portfolio shares sold	59,827
Total assets	70,730,373
Liabilities
Payable for investments purchased	16,156
Payable for Portfolio shares redeemed	135,997
Accrued management fee	45,837
Other accrued expenses and payables	25,829
Total liabilities	223,819
Net assets, at value	$ 70,506,554
Net Assets
Net assets consist of: Undistributed net investment income (loss)	221,556
Net unrealized appreciation (depreciation) on investments	(15,188,564)
Accumulated net realized gain (loss)	(9,191,851)
Paid-in capital	94,665,413
Net assets, at value	$ 70,506,554
Net Asset Value and redemption price per share ($70,506,554 / 6,898,699 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,613)	$ 81,002
Interest	848,093
Total Income	929,095
Expenses: Management fee	483,759
Custodian and accounting fees	33,886
Auditing	11,507
Legal	3,750
Trustees' fees and expenses	3,823
Reports to shareholders	13,585
Other	2,348
Total expenses, before expense reductions	552,658
Expense reductions	(658)
Total expenses, after expense reductions	552,000
Net investment income (loss)	377,095
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,894,213)
Foreign currency related transactions	(46)
(4,894,259)
Net unrealized appreciation (depreciation) during the period on investments	(11,620,364)
Net gain (loss) on investment transactions	(16,514,623)
Net increase (decrease) in net assets resulting from operations	$ (16,137,528)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 377,095	$ 526,610
Net realized gain (loss) on investment transactions	(4,894,259)	(4,288,644)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,620,364)	(5,179,723)
Net increase (decrease) in net assets resulting from operations	(16,137,528)	(8,941,757)
Distributions to shareholders from: Net investment income	(652,558)	-
Net realized gains	-	(196,026)
Portfolio share transactions: Proceeds from shares sold	32,965,142	66,329,439
Reinvestment of distributions	652,558	196,026
Cost of shares redeemed	(12,188,961)	(3,189,803)
Net increase (decrease) in net assets from Portfolio share transactions	21,428,739	63,335,662
Increase (decrease) in net assets	4,638,653	54,197,879
Net assets at beginning of period	65,867,901	11,670,022
Net assets at end of period (including undistributed net investment income of $221,556 and $497,066, respectively)	$ 70,506,554	$ 65,867,901
Other Information[a]
Shares outstanding at beginning of period	4,990,960	834,228
Shares sold	3,006,544	4,357,405
Shares issued to shareholders in reinvestment of distributions	62,858	12,110
Shares redeemed	(1,161,663)	(212,783)
Net increase (decrease) in Portfolio shares	1,907,739	4,156,732
Shares outstanding at end of period	6,898,699	4,990,960

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.20	$ 13.99	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	(2.92)	(.87)	3.93
Total from investment operations	(2.86)	(.69)	3.99
Less distributions from: Net investment income	(.12)	-	-
Net realized gains on investment transactions	-	(.10)	-
Total distributions	(.12)	(.10)	-
Net asset value, end of period	$ 10.22	$ 13.20	$ 13.99
Total Return (%)	(21.76)	(4.96)	39.89d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	66	12
Ratio of expenses before expense reductions (%)	.86	.95	2.66*
Ratio of expenses after expense reductions (%)	.86	.94	.50*
Ratio of net investment income (loss) (%)	.58	1.22	.80*
Portfolio turnover rate (%)	42	103	90*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Blue Chip Portfolio

Scudder Blue Chip Portfolio lost 15.81 percent in 2001. By comparison, the portfolio's benchmark, the Standard & Poor's 500, lost 11.88 percent. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. We attribute the portfolio's underperformance to its large growth orientation and lack of value stocks, which outperformed growth stocks in the first 10 months of the year.

We structured the portfolio defensively at the start of the period by increasing exposure to health care and financial stocks and reducing exposure to technology. This defensive posture helped as technology continued to struggle and health care gained. We took on a more aggressive technology stance in April, which helped as many technology companies gained ground. In July we marginally reduced our technology position. To reduce risk, we kept it well diversified with the more "defensive" technology companies, such as IBM and Microsoft. This was extremely helpful as stocks plummeted in the wake of the September 11 tragedy. Our retail and media stocks - which we had been building in anticipation of an improving economy - however, suffered as it became clear that the any hopes for a quick recovery were gone.

We are optimistic that the economy will improve in 2002 and have begun positioning the portfolio more aggressively. We've trimmed defensive stocks and added to issues that we believe might benefit from improved economic growth. Although we're heartened by the fourth quarter stock market rally, we believe a full economic and market recovery will take a while to work through. With the portfolio's more aggressive structure, however, we believe it is well positioned to benefit from any improvement in the economy and markets.

Tracy McCormick
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2001
-- Scudder Blue Chip Portfolio -- S&P 500 Index - - - Russell 1000 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder Blue Chip Portfolio	-15.81%	-.95%	4.61%	(Since 5/1/1997)

* The Portfolio commenced operations on May 1, 1997. Index comparisons begin April 30, 1997.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 96.3%
Communications 3.1%
Telephone / Communications
BellSouth Corp.	60,000	2,289,000
JDS Uniphase Corp.*	120,000	1,047,600
Verizon Communications, Inc.	85,000	4,034,100
		7,370,700
Consumer Discretionary 10.5%
Department & Chain Stores 8.3%
Federated Department Stores, Inc.*	42,900	1,754,610
Home Depot, Inc.	58,000	2,958,580
Kohl's Corp.*	35,500	2,500,620
Lowe's Companies, Inc.	50,000	2,320,500
Target Corp.	63,000	2,586,150
TJX Companies, Inc.	52,000	2,072,720
Wal-Mart Stores, Inc.	99,800	5,743,490
		19,936,670
Hotels & Casinos 0.8%
MGM Mirage, Inc.*	64,000	1,847,680
Recreational Products 0.8%
Harley-Davidson, Inc.	35,000	1,900,850
Specialty Retail 0.6%
Office Depot, Inc.*	75,000	1,390,500
Consumer Staples 6.5%
Alcohol & Tobacco 0.9%
Philip Morris Companies, Inc.	46,000	2,109,100
Food & Beverage 3.2%
Hershey Foods Corp.	21,000	1,421,700
Kraft Foods, Inc. "A"	59,000	2,007,770
PepsiCo, Inc.	85,900	4,182,471
		7,611,941
Package Goods / Cosmetics 2.4%
Colgate-Palmolive Co.	45,000	2,598,750
Procter & Gamble Co.	39,500	3,125,635
		5,724,385
Durables 0.4%
Aerospace
Lockheed Martin Corp.	23,000	1,073,410
Energy 5.9%
Oil & Gas Production 4.4%
Burlington Resources, Inc.	30,000	1,126,200
Exxon Mobil Corp.	165,540	6,505,722
	Shares	Value ($)
Royal Dutch Petroleum Co.	60,000	2,941,200
		10,573,122
Oil Companies 1.0%
BP PLC (ADR)	51,100	2,376,661
Oilfield Services / Equipment 0.5%
Schlumberger Ltd.	23,000	1,263,850
Financial 14.1%
Banks 4.0%
Fifth Third Bancorp	35,000	2,155,300
J.P. Morgan Chase & Co.	65,000	2,362,750
Mellon Financial Corp.	75,000	2,821,500
Wells Fargo & Co.	50,000	2,172,500
		9,512,050
Consumer Finance 4.5%
American Express Co.	70,000	2,498,300
Citigroup, Inc.	120,000	6,057,600
Household International, Inc.	36,799	2,132,134
		10,688,034
Insurance 5.2%
American International Group, Inc.	52,812	4,193,273
Hartford Financial Services Group, Inc.	48,000	3,015,840
Jefferson-Pilot Corp.	39,525	1,828,822
MetLife, Inc.	50,000	1,584,000
XL Capital Ltd. "A"	20,000	1,827,200
		12,449,135
Other Financial Companies 0.4%
Fannie Mae	13,000	1,033,500
Health 16.5%
Biotechnology 2.2%
Amgen, Inc.*	32,000	1,806,080
Biogen, Inc.*	20,000	1,147,000
Genentech, Inc.*	18,000	976,500
MedImmune, Inc.*	30,000	1,390,500
		5,320,080
Health Industry Services 2.1%
Laboratory Corp. of America Holdings*	27,000	2,182,950
McKesson Corp.	78,000	2,917,200
		5,100,150
Medical Supply & Specialty 6.5%
Abbott Laboratories	77,000	4,292,749
Medtronic, Inc.	50,000	2,560,500
Johnson & Johnson	100,482	5,938,486
	Shares	Value ($)
Zimmer Holdings, Inc.*	92,000	2,809,680
		15,601,415
Pharmaceuticals 5.7%
American Home Products Corp.	53,500	3,282,760
Bristol-Myers Squibb Co.	31,000	1,581,000
Eli Lilly & Co.	21,000	1,649,340
Pfizer, Inc.	150,250	5,987,463
Pharmacia Corp.	30,000	1,279,500
		13,780,063
Manufacturing 12.9%
Chemicals 3.1%
PPG Industries, Inc.	69,000	3,568,680
Praxair, Inc.	70,000	3,867,500
		7,436,180
Diversified Manufacturing 8.0%
Eaton Corp.	31,000	2,306,710
General Electric Co.	143,800	5,763,504
Illinois Tool Works, Inc.	52,500	3,555,300
Minnesota Mining & Manufacturing Co.	30,000	3,546,300
Tyco International Ltd.	66,500	3,916,850
		19,088,664
Machinery / Components / Controls 1.8%
Johnson Controls, Inc.	24,000	1,938,000
Parker-Hannifin Corp.	53,000	2,433,230
		4,371,230
Media 3.5%
Advertising 0.8%
Omnicom Group, Inc.	21,000	1,876,350
Broadcasting & Entertainment 1.7%
Cox Communications, Inc. "A"*	46,000	1,927,860
Viacom, Inc. "B"*	48,051	2,121,452
		4,049,312
Print Media 1.0%
Tribune Co.	62,100	2,324,403
Service Industries 1.9%
Investment 1.1%
Goldman Sachs Group, Inc.	29,000	2,689,750
Miscellaneous Commercial Services 0.8%
Convergys Corp.*	50,000	1,874,500
	Shares	Value ($)
Technology 17.9%
Computer Software 5.1%
Check Point Software Technologies Ltd.*	29,000	1,156,810
Microsoft Corp.*	105,200	6,971,604
Oracle Corp.*	132,000	1,822,920
PeopleSoft, Inc.*	59,000	2,371,800
		12,323,134
Diverse Electronic Products 0.8%
Teradyne, Inc.*	65,000	1,959,100
EDP Peripherals 0.6%
EMC Corp.*	105,000	1,411,200
Electronic Components / Distributors 1.5%
Cisco Systems, Inc.*	200,000	3,622,000
Electronic Data Processing 3.0%
International Business Machines Corp.	44,400	5,370,624
Sun Microsystems, Inc.*	137,000	1,691,950
		7,062,574
Precision Instruments 0.7%
Agilent Technologies, Inc.*	60,000	1,710,600
Semiconductors 6.2%
Altera Corp.*	53,000	1,124,660
Analog Devices, Inc.*	43,000	1,908,770
Intel Corp.	154,800	4,868,460
Linear Technology Corp.	54,000	2,108,160
Novellus Systems, Inc.*	40,000	1,578,000
Sanmina Corp.*	50,000	995,000
Texas Instruments, Inc.	83,000	2,324,000
		14,907,050
Transportation 3.1%
Air Freight 1.4%
United Parcel Service, Inc. "B"	60,000	3,270,000
Railroads 1.7%
Union Pacific Corp.	72,500	4,132,500
Total Common Stocks (Cost $212,127,787)		230,771,843
	Principal Amount ($)	Value ($)
Cash Equivalents 3.7%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $8,815,136)	8,815,136	8,815,136
Total Investment Portfolio - 100.0% (Cost $220,942,923) (a)		239,586,979

Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $223,213,178. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $16,373,801. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,810,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,436,208.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $220,942,923)	$ 239,586,979
Dividends receivable	187,987
Interest receivable	15,302
Receivable for Portfolio shares sold	402,029
Total assets	240,192,297
Liabilities
Payable for investments purchased	334,669
Payable for Portfolio shares redeemed	3,343
Accrued management fee	133,030
Other accrued expenses and payables	51,466
Total liabilities	522,508
Net assets, at value	$ 239,669,789
Net Assets
Net assets consist of: Undistributed net investment income (loss)	717,086
Net unrealized appreciation (depreciation) on investments	18,644,056
Accumulated net realized gain (loss)	(41,116,999)
Paid-in capital	261,425,646
Net assets, at value	$ 239,669,789
Net Asset Value and redemption price per share ($239,669,789 / 19,851,259 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,733)	$ 2,029,500
Interest	450,941
Total Income	2,480,441
Expenses: Management fee	1,442,334
Custodian fees	13,101
Auditing	31,464
Legal	11,514
Trustees' fees and expenses	12,930
Reports to shareholders	20,178
Other	8,397
Total expenses, before expense reductions	1,539,918
Expense reductions	(399)
Total expenses, after expense reductions	1,539,519
Net investment income (loss)	940,922
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(34,639,379)
Net unrealized appreciation (depreciation) during the period on investments	(4,738,753)
Net gain (loss) on investment transactions	(39,378,132)
Net increase (decrease) in net assets resulting from operations	$ (38,437,210)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 940,922	$ 936,474
Net realized gain (loss) on investment transactions	(34,639,379)	(4,444,806)
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,738,753)	(14,673,131)
Net increase (decrease) in net assets resulting from operations	(38,437,210)	(18,181,463)
Distributions to shareholders from: Net investment income	(975,786)	(776,598)
Portfolio share transactions: Proceeds from shares sold	69,494,725	73,308,117
Reinvestment of distributions	975,786	776,598
Cost of shares redeemed	(19,446,054)	(12,484,482)
Net increase (decrease) in net assets from Portfolio share transactions	51,024,457	61,600,233
Increase (decrease) in net assets	11,611,461	42,642,172
Net assets at beginning of period	228,058,328	185,416,156
Net assets at end of period (including undistributed net investment income of $717,086 and $751,950, respectively)	$ 239,669,789	$ 228,058,328
Other Information[a]
Shares outstanding at beginning of period	15,830,661	11,817,153
Shares sold	5,517,335	4,787,117
Shares issued to shareholders in reinvestment of distributions	78,578	48,747
Shares redeemed	(1,575,315)	(822,356)
Net increase (decrease) in Portfolio shares	4,020,598	4,013,508
Shares outstanding at end of period	19,851,259	15,830,661

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.41	$ 15.69	$ 12.60	$ 11.15	$ 10.00
Income (loss) from investment operations: Net investment income	.05[c]	.07[c]	.09[c]	.10	.17
Net realized and unrealized gain (loss) on investment transactions	(2.33)	(1.29)	3.08	1.45	.98
Total from investment operations	(2.28)	(1.22)	3.17	1.55	1.15
Less distributions from: Net investment income	(.06)	(.06)	(.08)	(.10)	-
Total distributions	(.06)	(.06)	(.08)	(.10)	-
Net asset value, end of period	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15
Total Return (%)	(15.81)	(7.84)	25.24	13.84	11.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	228	185	78	5
Ratio of expenses before expense reductions (%)	.69	.71	.71	.76	.95*
Ratio of expenses after expense reductions (%)	.69	.71	.70	.76	.95*
Ratio of net investment income (loss) (%)	.42	.44	.67	1.18	2.07*
Portfolio turnover rate (%)	118	86	64	102	78*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period May 1, 1997 (commencement of operations) to December 31, 1997.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Contrarian Value Portfolio

Last year was an extremely difficult one for investors. Although nearly all stocks lost ground, large value stocks weathered the storm much better than their growth counterparts. For the 12 months ended December 31, 2001, Scudder Contrarian Value Portfolio gained 1.87 percent, far surpassing the Standard & Poor's 500, which lost 11.88 percent. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. Our commitment to the contrarian philosophy and strict adherence to our disciplined value investment process is what enabled us to outperform even in this difficult market environment.

Financials remained the portfolio's largest industry stake, but we strategically reduced positions in longtime holdings that had appreciated greatly. Notably, we pared down our holdings in Fannie Mae and Freddie Mac to book gains. We sold positions in Washington Mutual, which was nearing an all-time high, and in some property and casualty companies. We increased the portfolio's position in industrial stocks and began to build a tech position for the portfolio in early 2001. We sought out what we believed would be the technology survivors and purchased the dominant names in their respective businesses. Our investment in tech was early and declined after our initial purchase, but we believe that our investment process has helped us to uncover names with the strongest probability of success - those with higher revenue, earnings and stock price potential.

It is our contention that the Fed's efforts to spur economic growth, together with additional federal stimulus, should result in an economic recovery beginning in the first half of 2002. We will continue to stick to our contrarian discipline by seeking quality companies with earnings growth and dividend yields above the market and price-to-earnings ratios below the market.

Thomas F. Sassi
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Contrarian Value Portfolio from 5/1/1996 to 12/31/2001
-- Scudder Contrarian Value Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Annual Average Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Contrarian Value Portfolio	1.87%	2.02%	10.55%	12.38%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparison begins April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Contrarian Value Portfolio

	Shares	Value ($)
Common Stocks 89.5%
Communications 1.3%
Telephone / Communications
WorldCom, Inc.*	245,000	3,449,600
Construction 1.6%
Building Products
Masco Corp.	169,000	4,140,500
Consumer Discretionary 10.6%
Department & Chain Stores 6.2%
Federated Department Stores, Inc.*	66,000	2,699,400
Gap, Inc.	95,000	1,324,300
Nordstrom, Inc.	220,000	4,450,600
The Limited, Inc.	278,000	4,092,160
The May Department Stores Co.	100,000	3,698,000
		16,264,460
Home Furnishings 1.8%
Newell Rubbermaid, Inc.	168,700	4,651,059
Restaurants 2.6%
McDonald's Corp.	259,000	6,855,730
Consumer Staples 9.8%
Alcohol & Tobacco 0.6%
Philip Morris Companies, Inc.	34,500	1,581,825
Food & Beverage 6.9%
Albertson's, Inc.	113,000	3,558,370
Campbell Soup Co.	80,000	2,389,600
ConAgra, Inc.	158,700	3,772,299
H.J. Heinz Co.	53,200	2,187,584
Sara Lee Corp.	276,800	6,153,264
		18,061,117
Package Goods / Cosmetics 1.5%
Procter & Gamble Co.	48,500	3,837,805
Textiles 0.8%
VF Corp.	55,000	2,145,550
Durables 2.6%
Aerospace 0.9%
United Technologies Corp.	35,000	2,262,050
Automobiles 1.0%
Dana Corp.	190,600	2,645,528
Telecommunications Equipment 0.7%
Lucent Technologies, Inc.	290,000	1,824,100
Energy 8.2%
Oil & Gas Production 3.5%
Exxon Mobil Corp.	231,200	9,086,160
	Shares	Value ($)
Oil / Gas Transmission 0.5%
Williams Companies, Inc.	50,000	1,276,000
Oil Companies 4.2%
BP PLC (ADR)	118,944	5,532,085
ChevronTexaco Corp.	30,000	2,688,300
Phillips Petroleum Co.	45,000	2,711,700
		10,932,085
Financial 21.7%
Banks 12.5%
AmSouth Bancorp.	230,000	4,347,000
Bank of America Corp.	79,906	5,030,083
FleetBoston Financial Corp.	55,000	2,007,500
J.P. Morgan Chase & Co.	96,700	3,515,045
KeyCorp	234,000	5,695,560
National City Corp.	78,000	2,280,720
SunTrust Banks, Inc.	26,500	1,661,550
Wachovia Corp.	256,100	8,031,296
		32,568,754
Insurance 1.5%
Jefferson-Pilot Corp.	35,000	1,619,450
MGIC Investment Corp.	38,000	2,345,360
		3,964,810
Other Financial Companies 6.3%
Fannie Mae	76,600	6,089,700
Freddie Mac	86,600	5,663,640
Standard & Poor's 500 Depository Receipt Trust	42,000	4,797,660
		16,551,000
Real Estate 1.4%
Post Properties, Inc.	101,500	3,604,265
Health 5.6%
Medical Supply & Specialty 1.4%
Becton, Dickinson & Co.	107,500	3,563,625
Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	122,900	6,267,900
Merck & Co., Inc.	81,500	4,792,200
		11,060,100
Manufacturing 10.3%
Chemicals 1.1%
Dow Chemical Co.	85,000	2,871,300
Containers & Paper 2.8%
Sonoco Products Co.	278,200	7,394,556
Diversified Manufacturing 2.3%
Honeywell International, Inc.	98,100	3,317,742
	Shares	Value ($)
Textron, Inc.	65,600	2,719,776
		6,037,518
Electrical Products 1.4%
Emerson Electric Co.	64,000	3,654,400
Industrial Specialty 1.0%
Avery Dennison Corp.	47,000	2,656,910
Machinery / Components / Controls 1.7%
Pitney Bowes, Inc.	114,800	4,317,628
Media 1.7%
Print Media
Gannett Co., Inc.	64,700	4,349,781
Service Industries 1.5%
Printing / Publishing
Equifax, Inc.	164,000	3,960,600
Technology 12.4%
Computer Software 1.1%
Adobe Systems, Inc.	94,000	2,918,700
Diverse Electronic Products 2.9%
Dell Computer Corp.*	50,500	1,372,590
Diebold, Inc.	151,000	6,106,440
		7,479,030
	Shares	Value ($)
Electronic Data Processing 2.5%
Compaq Computer Corp.	294,700	2,876,272
Hewlett-Packard Co.	170,000	3,491,800
		6,368,072
Military Electronics 1.1%
Raytheon Co.	91,500	2,971,005
Semiconductors 4.8%
Applied Materials, Inc.*	87,000	3,488,700
Intel Corp.	225,000	7,076,250
Sanmina Corp.*	103,712	2,063,869
		12,628,819
Transportation 2.2%
Air Freight 1.7%
FedEx Corp.*	85,000	4,409,800
Railroads 0.5%
Burlington Northern Santa Fe Corp.	45,000	1,283,850
Total Common Stocks (Cost $227,557,873)		233,628,092
	Principal Amount ($)	Value ($)
Cash Equivalents 10.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $27,291,709)	27,291,709	27,291,709
Total Investment Portfolio - 100.0% (Cost $254,849,582) (a)		260,919,801

Notes to Scudder Contrarian Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $255,262,643. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $5,657,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,763,476 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,106,318.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $254,849,582)	$ 260,919,801
Dividends receivable	371,962
Interest receivable	52,163
Receivable for Portfolio shares sold	258,484
Total assets	261,602,410
Liabilities
Payable for investments purchased	4,340,860
Payable for Portfolio shares redeemed	157,804
Accrued management fee	160,415
Other accrued expenses and payables	59,476
Total liabilities	4,718,555
Net assets, at value	$ 256,883,855
Net Assets
Net assets consist of: Undistributed net investment income (loss)	$ 3,617,274
Net unrealized appreciation (depreciation) on investments	6,070,219
Accumulated net realized gain (loss)	(22,501,393)
Paid-in capital	269,697,755
Net assets, at value	$ 256,883,855
Net Asset Value and redemption price per share ($256,883,855 / 19,168,291 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,627)	$ 4,819,489
Interest	980,676
Total Income	5,800,165
Expenses: Management fee	1,710,166
Custodian fees	12,315
Auditing	31,769
Legal	14,208
Trustees' fees and expenses	15,782
Reports to shareholders	17,223
Other	11,604
Total expenses, before expense reductions	1,813,067
Expense reductions	(54)
Total expenses, after expense reductions	1,813,013
Net investment income (loss)	3,987,152
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from Investments	(1,618,134)
Net unrealized appreciation (depreciation) during the period on investments	1,859,513
Net gain (loss) on investment transactions	241,379
Net increase (decrease) in net assets resulting from operations	$ 4,228,531

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 3,987,152	$ 5,066,929
Net realized gain (loss) on investment transactions	(1,618,134)	(20,825,554)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,859,513	42,845,912
Net increase (decrease) in net assets resulting from operations	4,228,531	27,087,287
Distributions to shareholders from: Net investment income	(3,893,591)	(5,694,925)
Net realized gains	-	(37,017,013)
Portfolio share transactions: Proceeds from shares sold	66,832,395	24,484,822
Reinvestment of distributions	3,893,591	42,711,938
Cost of shares redeemed	(33,531,994)	(69,632,226)
Net increase (decrease) in net assets from Portfolio share transactions	37,193,992	(2,435,466)
Increase (decrease) in net assets	37,528,932	(18,060,117)
Net assets at beginning of period	219,354,923	237,415,040
Net assets at end of period (including undistributed net investment income of $3,617,274 and $3,523,714, respectively)	$ 256,883,855	$ 219,354,923
Other Information[a]
Shares outstanding at beginning of period	16,365,480	16,152,846
Shares sold	5,066,173	2,011,041
Shares issued to shareholders in reinvestment of distributions	307,046	3,891,784
Shares redeemed	(2,570,408)	(5,690,191)
Net increase (decrease) in Portfolio shares	2,802,811	212,634
Shares outstanding at end of period	19,168,291	16,365,480

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 14.70	$ 17.57	$ 15.18	$ 11.74
Income (loss) from investment operations: Net investment income	.23[b]	.30[b]	.37[b]	.26	.31
Net realized and unrealized gain (loss) on investment transactions	.01	1.40	(1.94)	2.63	3.23
Total from investment operations	.24	1.70	(1.57)	2.89	3.54
Less distributions from: Net investment income	(.24)	(.40)	(.30)	(.10)	(.10)
Net realized gains on investment transactions	-	(2.60)	(1.00)	(.40)	-
Total distributions	(.24)	(3.00)	(1.30)	(.50)	(.10)
Net asset value, end of period	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18
Total Return (%)	1.87	16.13	(10.21)	19.26	30.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	219	237	264	162
Ratio of expenses before expense reductions (%)	.79	.80	.81	.78	.80
Ratio of expenses after expense reductions (%)	.79	.80	.80	.78	.80
Ratio of net investment income (loss) (%)	1.75	2.55	2.14	2.02	2.38
Portfolio turnover rate (%)	72	56	88	57	46

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Global Blue Chip Portfolio

In a difficult market environment, the portolio produced negative absolute performance but outperformed its unmanaged benchmark, the MSCI World Index, during 2001. This was largely due to the fact that at times when the market is not performing well, our focus on diversification and risk control tends to help performance. On the other hand, the portolio tends to lag at the times when the market is rallying sharply and being led by more aggressive stocks, as was the case during the fourth quarter. Overall, we believe this approach was instrumental in our navigation of the down market of the past two years.

In managing the portolio, we look for important themes driving the global economy, and then invest in well-managed, fundamentally sound companies consistent with these themes. The themes that currently make up the portfolio are based on our broad strategic view that slower economic growth is forcing companies to compete for a larger share of a pie that is no longer expanding. And in a time of difficulty, many companies are seeking to reduce their capital investments and repair their balance sheets. We believe that in combination, these factors will contribute to lower investment returns. We have therefore maintained a focus on the types of companies we have been emphasizing throughout the year: those that derive profits from activities that do not require substantial investment in hard assets (and that instead exploit intellectual capital), companies whose size and balance sheet strength allow them to take advantage of the auction economy by lowering their profit margins to gain market share, raw materials producers that stand to benefit from reduced production capacity in their industries, Japanese firms that are embracing restructuring, and companies with assets that offer relatively stable, annuity-like returns. Looking ahead, we believe that this defensive positioning is prudent given the continued geopolitical risks to the global markets.

William E. Holzer
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2001
-- Scudder Global Blue Chip Portfolio -- MSCI World Index - - - S&P 500 Index

The MSCI World Index is an unmanaged index generally accepted as a benchmark for world equity markets. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Beginning with the next semiannual report the MSCI World Index, which better accommodates the Portfolio's objective of seeking long-term capital growth through investment in securities of companies throughout the world, will be shown instead of the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder Global Blue Chip Portfolio	-15.48%	1.15%	0.36%	(Since 5/5/1998)

* The Portfolio commenced operations on May 5, 1998. Index comparisons begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 93.1%
Australia 1.0%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	77,605	415,941
Brazil 0.9%
Aracruz Celulose SA (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	13,600	247,248
Companhia Vale do Rio Doce (ADR) (Preferred) (Operator of a diverse mining and industrial complex)	5,500	129,855
		377,103
Canada 6.8%
Alberta Energy Co., Ltd. (Producer of oil and gas)	16,100	608,503
Alcan, Inc. (Manufacturer of aluminum and finished products)	8,556	307,145
Barrick Gold Corp. (Explorer and producer of gold)	34,800	555,060
BCE, Inc. (Provider of telecommunication services)	18,203	411,740
Canadian National Railway Co. (Operator of a railroad network)	11,200	539,598
Placer Dome, Inc. (Miner of gold, silver and copper)	19,700	215,314
Potash Corp. of Saskatchewan, Inc. (Producer of potash, phosphate and nitrogen)	3,301	202,497
		2,839,857
France 5.6%
Aventis SA (Manufacturer of life science products)	8,960	636,959
Compagnie de Saint-Gobain (Manufacturer of glass)	2,782	420,339
Suez SA (Builder of water treatment plants)	16,587	502,712
Vinci SA (Builder of roads and provider of engineering and construction services)	7,137	418,932
Vivendi Universal SA (Operator of music, television and film, and telecommunications businesses)	6,971	382,158
		2,361,100
Germany 8.5%
BASF AG (Explorer and producer of oil, natural gas and chemicals)	6,977	260,278
Bayer AG (Producer of chemical products)	12,652	402,624
	Shares	Value ($)
Deutsche Lufthansa AG (Operator of international airline services)	6,792	91,421
Deutsche Post AG (Provider of mail delivery services)	29,271	404,429
E.On AG (Distributor of oil and chemicals)	7,550	393,036
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	3,379	127,861
KarstadtQuelle AG (Operator of department stores)	11,739	459,376
Man AG (Operator of a commodities trading company)	6,171	130,920
Metro AG (Operator of building, clothing, electronic and food stores)	9,333	328,618
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services)	2,127	578,282
RWE AG (Provider of various energy sources)	896	33,905
Schering AG (Producer of pharmaceuticals and industrial chemicals)	7,200	385,727
		3,596,477
Hong Kong 1.9%
Bank of East Asia Ltd. (Provider of banking services)	96,000	206,809
China Mobile Ltd.* (Provider of cellular telecommunication services)	105,600	371,702
CLP Holdings Ltd. (Generator and supplier of electricity)	54,000	206,001
		784,512
Italy 0.4%
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	15,500	173,814
Japan 9.7%
Canon, Inc. (Producer of visual image and information equipment)	12,000	411,152
Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals)	7,000	80,779
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	26,000	136,094
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)	6,400	271,306
Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	3,000	77,490
	Shares	Value ($)
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	19,000	242,931
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	41,000	298,709
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	40,000	303,882
NEC Corp. (Manufacturer of telecommunication and computer equipment)	7,000	71,101
Nikko Cordial Corp. (Provider of financial services)	16,000	71,108
Nomura Holdings, Inc. (Provider of financial services)	15,000	191,446
NTT DoCoMo, Inc. (Provider of telecommunication services and equipment)	19	222,290
Sankyo Co., Ltd. (Manufacturer of pharmaceuticals)	14,000	238,775
Sony Corp. (Manufacturer of consumer electronic products)	8,500	386,804
Sumitomo Mitsui Banking Corp. (Provider of banking services)	800	3,373
Teijin Ltd. (Manufacturer of polyester products)	99,000	378,310
Toshiba Corp. (Manufacturer of general electronics)	36,000	123,072
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	3,300	230,647
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	12,000	315,430
		4,054,699
Netherlands 0.7%
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	9,667	310,649
Peru 0.3%
Compania de Minas Buenaventura SA "B" (ADR) (Explorer of gold, silver, zinc and other metals)	5,500	114,015
Singapore 0.3%
DBS Group Holdings Ltd. (Provider of financial services)	17,000	127,051
South Africa 1.0%
Anglo American Platinum Corp., Ltd. (ADR) (Producer of platinum)	5,400	197,100
Impala Platinum Holdings Ltd. (ADR) (Miner of platinum)	4,700	216,200
		413,300
	Shares	Value ($)
Switzerland 4.9%
ABB Ltd.* (Manufacturer of equipment and offerer of construction and financial services)	37,159	358,677
Nestle SA (Registered) (Producer and seller of food products)	2,053	438,442
Roche Holding AG* (Developer of pharmaceutical and chemical products)	5,001	357,516
Swiss Re (Provider of reinsurance, insurance and banking services)	4,617	465,154
Syngenta AG* (Producer of seeds and chemicals)	8,085	419,468
		2,039,257
United Kingdom 11.4%
BOC Group PLC (Producer of chemical products)	30,137	465,154
GlaxoSmithKline PLC (Developer of vaccines, prescriptions and over-the-counter medicines)	18,556	465,544
Great Universal Stores PLC "A" (Operator of catalog home shopping, retailing, finance and property investment services)	50,328	472,673
National Grid Group PLC (Owner and operator of electric transmission systems)	69,292	431,835
Pearson PLC (Operator of a diversified media and entertainment holding company)	38,274	440,830
Railtrack Group PLC (Operator of railway infrastructure)	54,206	0
Reuters Group PLC (Provider of international news and information)	48,827	483,460
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	38,588	739,434
Royal & Sun Alliance Insurance Group PLC (Operator of a multiline insurance holding company)	31,086	178,681
Scottish Power PLC (Provider of electrical power)	37,173	205,685
Shell Transport & Trading PLC (Explorer and producer of oil and gas)	63,081	433,543
Vodafone Group PLC (Provider of mobile telecommunication services)	182,507	477,683
		4,794,522
United States 39.7%
Allegheny Energy, Inc. (Provider of electric and gas power)	11,700	423,774
	Shares	Value ($)
American Home Products Corp. (Manufacturer and retailer of pharmaceuticals and consumer health care products)	9,200	564,512
American International Group, Inc. (Provider of insurance services)	5,000	397,000
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	16,300	926,655
AOL Time Warner, Inc.* (Provider of entertainment, news and Internet brands)	12,300	394,830
AT&T Corp. (Provider of telecommunication services)	23,600	428,104
Automatic Data Processing, Inc. (Provider of various data processing services)	7,400	435,860
Boston Properties, Inc. (REIT) (Developer of commercial and industrial real estate)	11,300	429,400
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas)	13,100	491,774
Calpine Corp.* (Operator of power generation facilities)	29,700	498,663
Chubb Corp. (Provider of property and casualty insurance services)	6,100	420,900
Comcast Corp. "A"* (Provider of cable television, sound and telecommunication systems)	13,200	475,200
eBay, Inc.* (Provider of on-line auction services)	800	53,520
Edison International* (Operator of an electric utility company)	27,700	418,270
Electronic Arts, Inc.* (Developer and marketer of entertainment software)	3,300	197,835
Electronic Data Systems Corp. (Provider of information technology systems)	9,100	623,805
EMC Corp.* (Provider of enterprise storage systems, software, networks and services)	24,500	329,280
Exelon Corp. (Distributor of electricity and gas)	12,275	587,727
Exxon Mobil Corp. (Explorer and producer of oil and gas)	10,900	428,370
FPL Group, Inc. (Provider of electric energy)	5,200	293,280
Genzyme Corp.* (Operator of a diversified, integrated human health care company)	2,400	143,664
Guidant Corp.* (Developer and manufacturer of products used in minimally invasive surgery)	4,600	229,080
Hewlett-Packard Co. (Provider of imaging and printing systems and information technology services)	9,600	197,184
	Shares	Value ($)
Human Genome Sciences, Inc.* (Developer of proprietary pharmaceutical and diagnostic products)	5,400	182,088
Immunex Corp.* (Developer of biopharmaceutical products)	22,900	634,559
Intel Corp. (Designer, manufacturer, and seller of computer components and related products)	13,100	411,995
International Business Machines Corp. (Manufacturer of computers and servicer of information processing units)	2,800	338,688
International Paper Co. (Manufacturer of paper, pulp and wood products)	7,800	314,730
Intuit, Inc.* (Provider of financial software for households and small businesses)	8,000	342,080
KPMG Consulting, Inc.* (Provider of consulting services)	14,200	235,294
Liberty Media Corp. "A"* (Owner of interests in video programming, communications and Internet businesses)	31,800	445,200
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)	10,700	499,369
Microsoft Corp.* (Developer of computer software)	6,400	424,128
Nabors Industries, Inc.* (Contractor of land drilling)	5,000	171,650
Newmont Mining Corp. (Explorer and miner of gold)	16,000	305,760
Phillips Petroleum Co. (Explorer, producer and refiner of petroleum)	8,100	488,106
ProLogis Trust (REIT) (Owner of global corporate distribution facilities)	18,500	397,935
Sabre Group Holdings, Inc. "A"* (Provider of online travel reservation capabilities)	18,600	787,710
St. Paul Companies, Inc. (Provider of insurance products and services)	6,300	277,011
Unocal Corp. (Explorer and producer of oil and gas)	6,800	245,276
UnumProvident Corp. (Provider of group disability and special risk insurance)	19,800	524,898
USEC, Inc. (Provider of enriched uranium products and services)	7,000	50,120
Viacom, Inc. "B"* (Provider of entertainment and publishing services)	3,800	167,770
		16,633,054
Total Common Stocks (Cost $40,657,209)		39,035,351
	Principal Amount ($) (c)	Value ($)
Foreign Bonds - Non U.S.$ Denominated 3.8%
Germany
Bundesolbigation, 5.0%, 2/17/2006 (Cost $1,647,093)	EUR1,750,000	1,597,576

U.S. Government & Agencies 1.9%
United States
U.S. Treasury Note, 5.25%, 5/15/2004 (Cost $762,773)	750,000	781,995
	Principal Amount ($) (c)	Value ($)

Repurchase Agreements 1.2%
Salomon Smith Barney, 1.75%, to be repurchased at $500,049 on 1/2/2002 (b) (Cost $500,000)	500,000	500,000
Total Investment Portfolio - 100.0% (Cost $43,567,075) (a)		41,914,922

At December 31, 2001, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Manufacturing	$5,229,785	12.5%
Financial	5,181,547	12.4%
Energy	4,381,604	10.4%
Utilities	3,373,256	8.0%
Health	3,289,437	7.8%
Service Industries	3,254,725	7.8%
Technology	3,252,675	7.8%
Metals and Minerals	2,938,799	7.0%
Miscellaneous	2,379,571	5.7%
Media	2,305,988	5.5%
Communications	1,911,519	4.6%
Consumer Discretionary	1,260,667	3.0%
Consumer Staples	858,781	2.0%
Construction	666,180	1.6%
Transportation	631,019	1.5%
Durables	499,369	1.2%
Total	41,414,922	98.8%
Money Market Instruments	500,000	1.2%
Total Investment Portfolio	$41,914,922	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $43,748,934. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,834,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,616,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,450,509.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Principal amount stated in U.S. dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $43,567,075)	$ 41,914,922
Cash	1,419,779
Foreign currency, at value, (cost $872,549)	860,201
Dividends receivable	40,889
Interest receivable	112,515
Receivable for Portfolio shares sold	90,009
Foreign taxes recoverable	15,454
Unrealized appreciation on forward currency exchange contracts	121,186
Total assets	44,574,955
Liabilities
Payable for Portfolio shares redeemed	345
Accrued management fee	39,844
Other accrued expenses and payables	77,013
Total liabilities	117,202
Net assets, at value	$ 44,457,753
Net Assets
Net assets consist of: Undistributed net investment income (loss)	243,658
Net unrealized appreciation (depreciation) on: Investments	(1,652,153)
Foreign currency related transactions	106,859
Accumulated net realized gain (loss)	(3,579,315)
Paid-in capital	49,338,704
Net assets, at value	$ 44,457,753
Net Asset Value and redemption price per share ($44,457,753 / 4,612,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,966)	$ 506,409
Interest	216,532
Total Income	722,941
Expenses: Management fee	360,873
Custodian and accounting fees	64,456
Auditing	4,453
Legal	2,891
Reports to shareholders	12,018
Other	1,493
Total expenses	446,184
Net investment income (loss)	276,757
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,836,491)
Foreign currency related transactions	6,438
(2,830,053)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,488,786)
Foreign currency related transactions	107,138
(3,381,648)
Net gain (loss) on investment transactions	(6,211,701)
Net increase (decrease) in net assets resulting from operations	$ (5,934,944)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 276,757	$ 73,720
Net realized gain (loss) on investment transactions	(2,830,053)	194,715
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,381,648)	(1,040,586)
Net increase (decrease) in net assets resulting from operations	(5,934,944)	(772,151)
Distributions to shareholders from: Net realized gains	(1,040,793)	(258,443)
Portfolio share transactions: Proceeds from shares sold	28,559,273	19,631,376
Reinvestment of distributions	1,040,793	258,443
Cost of shares redeemed	(11,551,197)	(2,883,628)
Net increase (decrease) in net assets from Portfolio share transactions	18,048,869	17,006,191
Increase (decrease) in net assets	11,073,132	15,975,597
Net assets at beginning of period	33,384,621	17,409,024
Net assets at end of period (including undistributed net investment income of $243,658 and $15,865, respectively)	$ 44,457,753	$ 33,384,621
Other Information[a]
Shares outstanding at beginning of period	2,826,231	1,406,829
Shares sold	2,838,959	1,641,664
Shares issued to shareholders in reinvestment of distributions	103,377	20,990
Shares redeemed	(1,155,842)	(243,252)
Net increase (decrease) in Portfolio shares	1,786,494	1,419,402
Shares outstanding at end of period	4,612,725	2,826,231

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.81	$ 12.37	$ 9.79	$ 10.00
Income (loss) from investment operations: Net investment income	.08[c]	.03[c]	.04[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(1.90)	(.44)	2.57	(.24)
Total from investment operations	(1.82)	(.41)	2.61	(.21)
Less distributions from: Net investment income	-	-	(.03)	-
Net realized gains on investment transactions	(.35)	(.15)	-	-
Total distributions	(.35)	(.15)	(.03)	-
Net asset value, end of period	$ 9.64	$ 11.81	$ 12.37	$ 9.79
Total Return (%)	(15.48)	(3.36)[d]	26.70[d]	(2.10)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	33	17	4
Ratio of expenses before expense reductions (%)	1.24	1.78	3.47	12.32*
Ratio of expenses after expense reductions (%)	1.24	1.50	1.56	1.56*
Ratio of net investment income (loss) (%)	.76	.28	.39	.91*
Portfolio turnover rate (%)	52	54	65	67*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Government Securities Portfolio

Prior to 2001, the Federal Reserve Board was still concerned about the potential for accelerating inflation and an economy that might be growing a little too fast. It had just completed a series of increases in short-term interest rates that left the overnight fed funds rate at 6.50 percent. That, combined with the Treasury's program of buying back longer-term debt, led to an "inverted yield curve," in which government bonds maturing in 10 years or more offered lower yields than shorter-term government notes. Then, in January of 2001, amid increasing signs of a slowing economy, the Fed began a series of interest rate cuts. By the end of the year, the fed funds rate was down to 1.75 percent, long-term government bonds were yielding more than short-term notes and the yield curve was once again "normal."

In this environment, the Scudder Government Securities Portfolio provided a total return of 7.48 percent, compared with an 8.25 percent return for its benchmark, the Salomon Brothers 30-Year Government National Mortgage Association (GNMA) Index, but ahead of the 7.35 percent return for the average GNMA fund as tracked by Lipper, Inc.

The portfolio had a near-neutral position in its yield curve exposure for much of the period, neither benefiting from nor being hurt by falling interest rates or a flattening yield curve. For most of the period, the portfolio was underweight, relative to its peers, in GNMA securities as refinancings by home owners contributed to weakness in the mortgage market; at one point, the portfolio's GNMA exposure was as low as 85 percent of assets, with the remainder invested in Treasuries. The Treasury market, meanwhile, was unable to sustain the strength it showed following the October announcement that the government would no longer issue 30-year bonds. The belief that an economic rebound could prompt the Fed to begin raising interest rates caused Treasury yields to soar in the final two months of the year. By the end of the period, the portfolio's GNMA exposure was at approximately 90 percent of assets, slightly underweight relative to its peers. We anticipate better relative performance from the mortgage market in coming months.

Scott E. Dolan
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Government Securities Portfolio from 12/31/1991 to 12/31/2001
-- Scudder Government Securities Portfolio -- Salomon Brothers 30-year GNMA Index

The Salomon Brothers 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder Government Securities Portfolio	7.48%	6.28%	6.96%	6.48%	(Since 9/3/1987)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Government Securities Portfolio

	Principal Amount ($)	Value ($)
U.S. Government & Agency Obligations 89.1%
U.S. Treasury Securities 6.1%
Bonds
5%, 8/15/2011	4,800,000	4,784,976
6.125%, 11/15/2027	1,000,000	1,048,280
6.25%, 8/15/2023	2,000,000	2,115,940
Note
3.5%, 11/15/2006	15,500,000	14,938,125
		22,887,321
Government National Mortgage Association 59.1%
Pass-through Certificates
5.5% with various maturities to 12/15/2031	3,000,299	2,864,326
6% with various maturities to 1/1/2032	16,168,611	15,964,823
6.5% with various maturities to 1/1/2032 (c)	65,419,694	65,787,561
7% with various maturities to 1/1/2032	69,879,123	71,552,422
7.5% with various maturities to 10/20/2031	36,156,491	37,462,865
8% with various maturities to 3/15/2031 (c)	23,789,557	24,976,855
8.5% with various maturities to 3/15/2031	3,189,165	3,388,818
9%, 8/15/2027	220,946	236,607
9.5% with various maturities to 12/15/2022	220,198	240,634
10% with various maturities to 3/15/2016	134,669	152,802
		222,627,713
Federal Home Loan Mortgage Corporation 17.5%
Pass-through Certificates
6% with various maturities to 1/1/2032 (c)(d)	22,587,693	22,265,382
6.5% with various maturities to 8/1/2031 (c)	19,552,400	19,646,042
7% with various maturities to 1/1/2032	23,072,347	23,609,354
7.5% with various maturities to 12/1/2030	297,332	307,168
	Principal Amount ($)	Value ($)
8%, 11/1/2030	112,285	117,791
8.5%, 7/1/2030	64,731	68,830
		66,014,567
Federal Housing Authority 0.1%
Pass-through Certificates
7.5%, 2/15/2022	7,944	8,288
8% with various maturities to 7/15/2022	306,053	325,536
8.5%, 3/15/2026	8,686	9,267
		343,091
Federal National Mortgage Association 6.3%
Pass-through Certificates
6% with various maturities to 1/1/2032 (d)	5,417,218	5,309,034
6.5% with various maturities to 1/1/2032	14,675,586	14,767,161
7% with various maturities to 1/1/2032 (c)	2,569,028	2,620,322
7.5% with various maturities to 6/1/2030	704,074	736,500
8%, 12/1/2024	177,585	186,551
		23,619,568
Total U.S. Government & Agency Obligations (Cost $334,635,742)		335,492,260

Repurchase Agreements 10.9%
Goldman Sachs & Co., 1.77%, to be repurchased at $41,004,032 on 1/2/2002* (Cost $41,000,000)	41,000,000	41,000,000

Cash Equivalents 0.0%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $59,035)	59,035	59,035
Total Investment Portfolio - 100.0% (Cost $375,694,777) (a)		376,551,295

Notes to Scudder Government Securities Portfolio of Investments

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $375,842,823. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $708,472. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,771,503 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,063,031.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
(c) When-issued or forward delivery securities (see the Notes to Financial Statements).
(d) Mortgage dollar roll.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $375,694,777)	$ 376,551,295
Cash	285,224
Receivable for investments sold	2,122,722
Receivable for when-issued and forward delivery securities	49,844,156
Interest receivable	1,605,587
Receivable for Portfolio shares sold	603,333
Total assets	431,012,317
Liabilities
Payable for investments purchased	28,849,482
Payable for when-issued and forward delivery securities	85,601,547
Payable for investments purchased - mortgage dollar rolls	11,054,500
Payable for Portfolio shares redeemed	83,530
Accrued management fee	141,905
Other accrued expenses and payables	57,953
Total liabilities	125,788,917
Net assets, at value	$ 305,223,400
Net Assets
Net assets consist of: Undistributed net investment income	10,988,348
Net unrealized appreciation (depreciation) on: Investments	856,518
Forward delivery pools	(360,641)
Accumulated net realized gain (loss)	(1,043,579)
Paid-in capital	294,782,754
Net assets, at value	$ 305,223,400
Net Asset Value and redemption price per share ($305,223,400 / 24,768,244 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 13,266,938
Expenses: Management fee	1,288,534
Custodian fees	24,575
Auditing	34,356
Legal	9,949
Trustees' fees and expenses	11,114
Reports to shareholders	26,416
Other	12,947
Total expenses, before expense reductions	1,407,891
Expense reductions	(983)
Total expenses, after expense reductions	1,406,908
Net investment income	11,860,030
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,048,728
Futures	216,634
5,265,362
Net unrealized appreciation (depreciation) during the period on: Investments	(1,461,408)
Futures	(196,117)
(1,657,525)
Net gain (loss) on investment transactions	3,607,837
Net increase (decrease) in net assets resulting from operations	$ 15,467,867

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 11,860,030	$ 9,257,799
Net realized gain (loss) on investment transactions	5,265,362	(1,003,928)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,657,525)	6,274,236
Net increase (decrease) in net assets resulting from operations	15,467,867	14,528,107
Distributions to shareholders from: Net investment income	(8,562,567)	(9,438,853)
Portfolio share transactions: Proceeds from shares sold	215,007,849	42,968,268
Reinvestment of distributions	8,562,567	9,438,853
Cost of shares redeemed	(77,005,299)	(52,132,339)
Net increase (decrease) in net assets from Portfolio share transactions	146,565,117	274,782
Increase (decrease) in net assets	153,470,417	5,364,036
Net assets at beginning of period	151,752,983	146,388,947
Net assets at end of period (including undistributed net investment income of $10,988,348 and $7,848,205, respectively)	$ 305,223,400	$ 151,752,983
Other Information[a]
Shares outstanding at beginning of period	12,690,900	12,662,528
Shares sold	17,709,116	3,738,828
Shares issued to shareholders in reinvestment of distributions	729,095	857,976
Shares redeemed	(6,360,867)	(4,568,432)
Net increase (decrease) in Portfolio shares	12,077,344	28,372
Shares outstanding at end of period	24,768,244	12,690,900

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[c]	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 11.56	$ 12.08	$ 12.07	$ 12.07
Income (loss) from investment operations: Net investment income	.61[b]	.75[b]	.72[b]	.62	.84
Net realized and unrealized gain (loss) on investment transactions	.25	.45	(.64)	.19	.16
Total from investment operations	.86	1.20	.08	.81	1.00
Less distributions from: Net investment income	(.50)	(.80)	(.60)	(.80)	(1.00)
Total distributions	(.50)	(.80)	(.60)	(.80)	(1.00)
Net asset value, end of period	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07
Total Return (%)	7.48	10.93	.68	7.03	8.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	152	146	123	87
Ratio of expenses before expense reductions (%)	.60	.61	.63	.65	.64
Ratio of expenses after expense reductions (%)	.60	.60	.63	.65	.64
Ratio of net investment income (loss) (%)	5.06	6.60	6.13	6.27	7.12
Portfolio turnover rate (%)	334	173	150	142	179

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.
c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Management Summary and Performance Update December 31, 2001

Scudder Growth Portfolio

Despite a strong fourth quarter, 2001 was a difficult year for investors in large-cap growth stocks. Continued economic weakness, declining corporate profitability and the shock of September 11 undermined stocks - particularly growth stocks. The market recovered, however, in October, on better-than-expected (albeit weak) third-quarter earnings reports and expectations of an economic rebound. But this advance was not enough to overcome what was, generally, a very weak year.

Investors, for the most part, favored cash, bonds and lower-volatility stocks in 2001. The broad market S&P 500 Index declined 11.88 percent. Value stocks - as measured by the Russell 1000 Value Index - fell 5.59 percent while the Russell 1000 Growth Index fell 20.42 percent. Scudder Growth Portfolio declined 22.34 percent in 2001.

For most of the year, we positioned the portfolio in a conservative stance relative to the Russell 1000 Growth Index. We held more health care, consumer staples and lower-volatility technology stocks and remained cautious after the events of September 11. In the fourth quarter, as portfolio fundamentals began to improve and an economic recovery looked more imminent, we began positioning the portfolio to be more economically-sensitive. We feel that the portfolio is now well-positioned for an economic recovery, and feel that growth stocks should benefit when the economy recovers.

As always, we make our portfolio adjustments within the context of our investment management disciplines. The portfolio remains diversified with exposure to a broad range of economic sectors. These sector weightings are held within +/- 5 percent of the benchmark, as we focus on picking the best companies and not trying to time the ups and downs of each sector. And we look for quality - quality in a company's management, products, balance sheet and earnings potential.

Despite the difficult year that just passed, we feel that the economy is headed in the right direction and that growth companies will once again post attractive returns. We are also confident that our investment process will assist us in locating companies, which, over time, should deliver superior returns and superior long-term results for the portfolio.

Gary A. Langbaum
Jesse Stuart
Co-lead Portfolio Managers
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1991 to 12/31/2001
-- Scudder Growth Portfolio -- Russell 1000 Growth Index - - - S&P 500 Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder Growth Portfolio	-22.34%	-4.83%	3.78%	8.29%	(Since 12/9/1983)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Communications 2.2%
Cellular Telephone 1.1%
AT&T Wireless Services, Inc.*	304,200	4,371,354
Telephone / Communications 1.1%
WorldCom, Inc.*	338,500	4,766,080
Consumer Discretionary 7.6%
Department & Chain Stores
Home Depot, Inc.	284,025	14,488,115
Target Corp.	112,600	4,622,230
Wal-Mart Stores, Inc.	219,490	12,631,650
		31,741,995
Consumer Staples 4.7%
Food & Beverage 2.3%
PepsiCo, Inc.	203,050	9,886,505
Package Goods / Cosmetics 2.4%
Colgate-Palmolive Co.	172,840	9,981,510
Durables 1.9%
Aerospace 1.1%
United Technologies Corp.	71,700	4,633,971
Telecommunications Equipment 0.8%
Lucent Technologies, Inc.	508,600	3,199,094
Energy 1.4%
Oil & Gas Production
Nabors Industries, Inc.*	169,200	5,808,636
Financial 10.0%
Banks 3.5%
Fifth Third Bancorp.	133,700	8,233,246
State Street Corp.	120,100	6,275,225
		14,508,471
Consumer Finance 2.8%
Citigroup, Inc.	128,400	6,481,632
Household International, Inc.	94,400	5,469,536
		11,951,168
Insurance 2.8%
American International Group, Inc.	145,310	11,537,614
Other Financial Companies 0.9%
Freddie Mac	58,800	3,845,520
	Shares	Value ($)
Health 22.9%
Biotechnology 3.7%
Amgen, Inc.*	178,500	10,074,540
Genentech, Inc.*	102,300	5,549,775
		15,624,315
Health Industry Services 2.1%
Laboratory Corp. of America Holdings*	56,900	4,600,365
McKesson Corp.	115,000	4,301,000
		8,901,365
Hospital Management 2.6%
HCA, Inc.	159,800	6,158,692
Tenet Healthcare Corp.*	83,500	4,903,120
		11,061,812
Medical Supply & Specialty 3.0%
Baxter International, Inc.	93,900	5,035,857
Medtronic, Inc.	144,000	7,374,240
		12,410,097
Pharmaceuticals 11.5%
Eli Lilly & Co.	86,496	6,793,396
Johnson & Johnson	347,086	20,512,783
Pfizer, Inc.	527,542	21,022,549
		48,328,728
Manufacturing 8.1%
Diversified Manufacturing 7.3%
General Electric Co.	504,440	20,217,955
Tyco International Ltd.	177,200	10,437,080
		30,655,035
Machinery / Components / Controls 0.8%
Johnson Controls, Inc.	39,900	3,221,925
Media 8.3%
Advertising 1.6%
Omnicom Group, Inc.	72,340	6,463,579
Broadcasting & Entertainment 5.4%
AOL Time Warner, Inc.*	302,180	9,699,978
Clear Channel Communications, Inc.*	127,950	6,513,935
Viacom, Inc. "B"*	148,530	6,557,600
		22,771,513
Cable Television 1.3%
Comcast Corp. "A"*	151,900	5,468,400
	Shares	Value ($)
Service Industries 6.3%
EDP Services 4.7%
Amdocs Ltd.*	137,700	4,677,669
Electronic Data Systems Corp.	219,660	15,057,693
		19,735,362
Investment 1.1%
Lehman Brothers Holdings, Inc.	70,800	4,729,440
Miscellaneous Commercial Services 0.5%
Paychex, Inc.	63,500	2,225,040
Technology 25.0%
Computer Software 9.9%
Adobe Systems, Inc.	165,930	5,152,127
BEA Systems, Inc.*	234,000	3,605,940
Microsoft Corp.*	390,140	25,854,578
PeopleSoft, Inc.*	171,300	6,886,260
		41,498,905
Diverse Electronic Products 0.5%
Molex, Inc.	66,600	2,061,270
EDP Peripherals 1.1%
EMC Corp.*	355,300	4,775,232
	Shares	Value ($)
Electronic Components / Distributors 2.0%
Cisco Systems, Inc.*	463,820	8,399,780
Electronic Data Processing 4.0%
International Business Machines Corp.	137,100	16,583,616
Semiconductors 7.5%
Analog Devices, Inc.*	89,200	3,959,588
Applied Materials, Inc.*	207,080	8,303,908
Intel Corp.	267,040	8,398,408
Linear Technology Corp.	131,830	5,146,643
Xilinx, Inc.*	148,000	5,779,398
		31,587,945
Total Common Stocks (Cost $369,703,303)		412,735,277
	Principal Amount ($)	Value ($)
Cash Equivalents 1.6%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $6,890,796)	6,890,796	6,890,796
Total Investment Portfolio - 100.0% (Cost $376,594,099) (a)		419,626,073

Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $377,094,616. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $42,531,457. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,901,965 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,370,508.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $376,594,099)	$ 419,626,073
Foreign currency, at value (cost $29,990)	30,136
Dividends receivable	339,523
Interest receivable	14,456
Receivable for Portfolio shares sold	443,313
Foreign taxes recoverable	7,431
Total assets	420,460,932
Liabilities
Payable for investments purchased	175,604
Payable for Portfolio shares redeemed	382,206
Accrued management fee	219,932
Other accrued expenses and payables	122,322
Total liabilities	900,064
Net assets, at value	$ 419,560,868
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	43,031,974
Foreign currency related transactions	195
Accumulated net realized gain (loss)	(96,998,719)
Paid-in capital	473,527,418
Net assets, at value	$ 419,560,868
Net Asset Value and redemption price per share ($419,560,868 / 19,928,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $21,236)	$ 2,570,513
Interest	961,095
Total Income	3,531,608
Expenses: Management fee	2,797,103
Custodian fees	21,527
Auditing	43,233
Legal	21,542
Trustees' fees and expenses	32,554
Reports to shareholders	3,895
Other	22,011
Total expenses, before expense reductions	2,941,865
Expense reductions	(320)
Total expenses, after expense reductions	2,941,545
Net investment income (loss)	590,063
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(82,888,539)
Foreign currency related transactions	(7,279)
(82,895,818)
Net unrealized appreciation (depreciation) during the period on: Investments	(47,492,035)
Foreign currency related transactions	195
(47,491,840)
Net gain (loss) on investment transactions	(130,387,658)
Net increase (decrease) in net assets resulting from operations	$ (129,797,595)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 590,063	$ (216,302)
Net realized gain (loss) on investment transactions	(82,895,818)	32,561,555
Net unrealized appreciation (depreciation) on investment transactions during the period	(47,491,840)	(171,597,472)
Net increase (decrease) in net assets resulting from operations	(129,797,595)	(139,252,219)
Distributions to shareholders from: Net investment income	(587,343)	-
Net realized gains	(43,022,245)	(64,685,654)
Return of capital	(217,806)	-
Portfolio share transactions: Proceeds from shares sold	51,049,322	76,609,186
Net assets acquired in tax-free reorganization	7,576,034	-
Reinvestment of distributions	43,827,394	64,685,654
Cost of shares redeemed	(91,817,139)	(92,497,968)
Net increase (decrease) in net assets from Portfolio share transactions	10,635,611	48,796,872
Increase (decrease) in net assets	(162,989,378)	(155,141,001)
Net assets at beginning of period	582,550,246	737,691,247
Net assets at end of period	$ 419,560,868	$ 582,550,246
Other Information[a]
Shares outstanding at beginning of period	19,340,010	18,194,844
Shares sold	2,255,890	2,002,582
Shares issued in tax-free reorganization	318,053	-
Shares issued to shareholders in reinvestment of distributions	2,073,659	1,608,648
Shares redeemed	(4,059,283)	(2,466,064)
Net increase (decrease) in Portfolio shares	588,319	1,145,166
Shares outstanding at end of period	19,928,329	19,340,010

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.12	$ 40.54	$ 29.57	$ 30.01	$ 33.71
Income (loss) from investment operations: Net investment income (loss)	.03[b]	(.01)[b]	(.01)[b]	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(6.75)	(6.81)	10.98	4.59	4.48
Total from investment operations	(6.72)	(6.82)	10.97	4.66	4.60
Less distributions from: Net investment income	(.03)	-	-	(.10)	(.20)
Net realized gains on investment transactions	(2.31)	(3.60)	-	(5.00)	(8.10)
Return of capital	(.01)	-	-	-	-
Total distributions	(2.35)	(3.60)	-	(5.10)	(8.30)
Net asset value, end of period	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01
Total Return (%)	(22.34)	(19.06)	37.12	15.10	21.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	420	583	738	629	563
Ratio of expenses (%)	.63	.65	.66	.66	.65
Ratio of net investment income (loss) (%)	.13	(.03)	(.04)	.28	.42
Portfolio turnover rate (%)	73	65	87	109	170

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder High Yield Portfolio

High-yield bonds finished the quarter and the year strong, but offered plenty of twists and turns along the way. After falling dramatically in response to the events of September 11 and struggling through much of October, high-yield bonds, like the equity market, rallied in the second half of the quarter amid expectations of economic recovery in 2002. During the quarter, the Federal Reserve Board maintained its easing stance and cut short-term interest rates. After a 50-basis-point cut on November 6 and a 25-basis-point cut on December 11, the federal funds rate finished the year at 1.75 percent.

In the quarter and the year, Scudder High Yield Portfolio slightly outperformed the Lipper High Current Yield Funds category average. The category includes portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade municipal debt. The portfolio finished the year with an overweight in B-rated issues, which helped as lower-quality bonds surged in the latter half of the quarter. Overweights in the gaming, wireless and housing sectors also aided returns, as those areas bounced back strongly particularly in November.

Overall, investor interest in high yield was solid in 2001. Issuance of new high-yield bonds was $95 billion in 2001, an increase over 2000. In addition, investors poured about twice as much money into high-yield mutual funds in 2001 as they did in 2000. However, credit conditions were tough in 2001. High-yield bonds finished the year with an estimated default rate of 10 percent. The market expects that rate to peak in mid-2002. Management sees this weeding-out period leading to a stronger high-yield market over the long term. Further, management believes the portfolio is well-positioned for 2002, with its current overweight relative to peers in B-rated bonds. Management looks for strong potential for the high-yield market in general in the upcoming year and continued solid results coming from B-rated issues.

Harry E. Resis, Jr.
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder High Yield Portfolio from 12/31/1991 to 12/31/2001
-- Scudder High Yield Portfolio -- Salomon Brothers Long-Term High Yield Bond Index - - CSFB High Yield Index

The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. The CSFB High Yield Index (formerly DLJ High Yield Index) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder High Yield Portfolio	2.63%	-1.44%	1.63%	7.20%	(Since 4/6/1982)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder High Yield Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 74.6%
Communications 13.6%
AirGate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	2,360,000	1,793,600
Allegiance Telecom, Inc.:
12.875%, 5/15/2008	2,055,000	1,520,700
Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	1,520,000	668,800
American Tower Corp., 9.375%, 2/1/2009	3,180,000	2,559,900
AT&T Canada, Inc., 7.65%, 9/15/2006	80,000	50,400
Call-Net Enterprises, Inc.:
9.375%, 5/15/2009	820,000	287,000
Step-up Coupon, 0% to 8/15/2003, 8.94% to 8/15/2008	225,000	56,250
Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009	370,000	85,100
Crown Castle International Corp.:
9.375%, 8/1/2011	390,000	357,825
10.75%, 8/1/2011	200,000	195,500
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	2,000,000	1,680,000
Dolphin Telecom PLC, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,240,000	124
Exodus Communications, Inc.:
11.25%, 7/1/2008*	660,000	118,800
11.625%, 12/15/2009*	450,000	81,000
11.625%, 7/15/2010*	200,000	36,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	2,410,000	2,289,500
Global Crossing Holdings Ltd.:
8.7%, 8/1/2007*	3,440,000	309,600
9.125%, 11/15/2006*	130,000	14,950
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,190,000	261,875
Impsat Corp., 12.375%, 6/15/2008*	1,805,000	54,150
Insight Communications Co., Inc., 12.25%, 2/15/2011*	2,210,000	1,303,900
Intermedia Communications of Florida, Inc., Step-up Coupon, 0% to 7/15/2002, 11.25% to 7/15/2007	3,070,000	3,104,538
KMC Telecom Holdings, Inc.:
13.5%, 5/15/2009	2,550,000	178,500
Step-up Coupon, 0% to 2/15/2003, 12.5% to 2/15/2008	3,840,000	153,600
Level 3 Communications, Inc.:
	Principal Amount ($)	Value ($)
11.0%, 3/15/2008	4,470,000	2,235,000
Step-up Coupon, 0% to 3/15/2005, 12.875% to 3/15/2010	2,400,000	552,000
McLeod USA, Inc.:
9.25%, 7/15/2007*	1,550,000	325,500
11.375%, 1/1/2009*	200,000	45,000
Step-up Coupon, 0% to 3/1/2002, 10.5% to 3/1/2007	1,200,000	234,000
MGC Communications, Inc., 13.0%, 10/1/2004	2,000,000	640,000
Nextel Communications, Inc.:
9.375%, 11/15/2009	5,570,000	4,400,297
9.5%, 2/1/2011	1,000,000	780,000
Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	1,425,000	1,090,125
Nextlink Communications, Inc.:
12.5%, 4/15/2006	630,000	75,600
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008	920,000	96,600
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009	2,000,000	160,000
NTL, Inc., Series B, 11.5%, 2/1/2006	2,320,000	812,000
Price Communications Wireless, 9.125%, 12/15/2006	2,490,000	2,639,400
SBA Communications Corp.:
10.25%, 2/1/2009	1,150,000	983,250
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,150,000	862,500
Spectrasite Holdings, Inc.:
Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	1,220,000	317,200
Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	3,220,000	998,200
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	180,000	156,600
Teligent, Inc., Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	690,000	1,725
Tritel PCS, Inc.:
10.375%, 1/15/2011	2,000,000	2,290,000
Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	1,490,000	1,266,500
Triton PCS, Inc.:
9.375%, 2/1/2011	2,530,000	2,618,550
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	1,350,000	1,221,750
VoiceStream Wireless Corp., 10.375%, 11/15/2009	1,339,000	1,519,765
Western Wireless Corp., 10.5%, 2/1/2007	1,200,000	1,236,000
		44,719,174
Construction 4.2%
American Standard Companies, Inc., 7.625%, 2/15/2010	200,000	201,000
D.R. Horton, Inc., 9.75%, 9/15/2010	200,000	206,000
Del Webb Corp., 10.25%, 2/15/2010	300,000	321,750
Dimac Corp., 12.5%, 10/1/2008*	1,540,000	15,400
Hovnanian Enterprises, Inc.:
9.125%, 5/1/2009	690,000	693,450
9.75%, 6/1/2005	420,000	420,000
KB Home, 8.625%, 12/15/2008	920,000	924,600
Lennar Corp., 9.95%, 5/1/2010	1,550,000	1,708,875
Nortek, Inc.:
9.125%, 9/1/2007	1,050,000	1,065,750
Series B, 9.875%, 6/15/2011	2,200,000	2,178,000
Ryland Group, Inc., 9.75%, 9/1/2010	670,000	720,250
Schuler Homes, Inc., 10.5%, 7/15/2011	1,050,000	1,094,625
Standard Pacific Corp.:
8.0%, 2/15/2008	330,000	311,025
8.5%, 4/1/2009	510,000	489,600
Toll Corp.:
7.75%, 9/15/2007	210,000	205,275
8.125%, 2/1/2009	100,000	99,000
8.75%, 11/15/2006	500,000	510,000
WCI Communities, Inc., 10.625%, 2/15/2011	2,490,000	2,570,925
		13,735,525
Consumer Discretionary 14.8%
Advantica Restaurant Co., 11.25%, 1/15/2008	1,614,706	1,138,368
AFC Enterprises, Inc., 10.25%, 5/15/2007	3,100,000	3,270,500
Ameristar Casino, Inc., 10.75%, 2/15/2009	2,440,000	2,635,200
AMF Bowling, Inc.:
10.875%, 3/15/2006*	2,540,000	25,400
12.25% to 3/15/2006*	2,320,000	23,200
Boca Resorts, Inc., 9.875%, 4/15/2009	3,030,000	3,120,900
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	640,000	654,400
Cinemark USA, Inc., 8.5%, 8/1/2008	1,170,000	1,053,000
	Principal Amount ($)	Value ($)
Eldorado Resorts LLC, 10.5%, 8/15/2006	2,010,000	1,952,213
Finlay Enterprises, Inc., 9.0%, 5/1/2008	350,000	311,500
Finlay Fine Jewelry Co., 8.375%, 5/1/2008	1,590,000	1,423,050
FRD Acquisition, 12.5%, 7/15/2004*	210,000	2,625
Gap, Inc., 8.8%, 12/15/2008	840,000	734,985
Guitar Center Management, 11.0%, 7/1/2006	1,810,000	1,791,900
Hasbro, Inc., 8.5%, 3/15/2006	430,000	435,375
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	2,096,000	2,096,000
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	2,980,000	2,749,050
Horseshoe Gaming LLC, 9.375%, 6/15/2007	540,000	573,075
Imperial Home Decor Group, Inc., 11.0%, 3/15/2008*	1,050,000	1,050
International Game Technology, 8.375%, 5/15/2009	1,300,000	1,368,250
Kmart Corp., 9.875%, 6/15/2008	1,350,000	1,119,790
Krystal, Inc., 10.25%, 10/1/2007	2,050,000	1,599,000
Mandalay Resort Group:
6.45%, 2/1/2006	350,000	330,750
9.5%, 8/1/2008	490,000	513,275
Series B, 10.25%, 8/1/2007	200,000	207,500
MGM Mirage, Inc.:
8.5%, 9/15/2010	1,210,000	1,236,575
9.75%, 6/1/2007	2,310,000	2,419,725
Park Place Entertainment Corp., 8.875%, 9/15/2008	200,000	203,750
Perkins Finance LP, 10.125%, 12/15/2007	1,190,000	1,166,200
Rent-A-Center, Inc., 11.0%, 8/15/2008	750,000	761,250
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,706,686	1,449,833
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	280,000	217,668
7.0%, 10/15/2007	110,000	88,773
7.25%, 8/15/2006	80,000	64,798
8.75%, 2/2/2011	3,760,000	2,924,896
Sealy Mattress Co.:
9.875%, 12/15/2007	1,200,000	1,200,000
Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,040,000	1,764,600
Six Flags, Inc., 9.5%, 2/1/2009	2,920,000	2,938,250
Station Casinos, Inc.:
9.75%, 4/15/2007	680,000	691,900
9.875%, 7/1/2010	1,560,000	1,585,350
	Principal Amount ($)	Value ($)
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	600,000	609,000
		48,452,924
Consumer Staples 0.9%
Dyersburg Corp., 9.75%, 9/1/2007*	1,260,000	26,775
Fleming Companies, Inc.:
10.125%, 4/1/2008	710,000	717,100
10.625%, 7/1/2007	340,000	324,700
Grove Worldwide LLC, 9.25%, 5/1/2008*	1,180,000	23,600
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,710,000	1,710,000
		2,802,175
Durables 1.8%
Airxcel, Inc., 11.0%, 11/15/2007	880,000	475,200
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	1,180,000	1,103,300
Fairchild Corp., 10.75%, 4/15/2009	1,500,000	510,000
Lear Corp., Series B, 8.11%, 5/15/2009	200,000	202,331
Sonic Automotive, Inc., 11.0%, 8/1/2008	350,000	362,250
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	960,000	936,000
9.25%, 1/15/2009	2,350,000	2,326,500
		5,915,581
Energy 5.8%
AES Corp., 9.375%, 9/15/2010	2,830,000	2,547,000
Chesapeake Energy Corp., 8.125%, 4/1/2011	2,020,000	1,959,400
Continental Resources, Inc., 10.25%, 8/1/2008	1,470,000	1,256,850
El Paso Energy Partners LP, 8.5%, 6/1/2011	300,000	303,000
EOTT Energy Partners, 11.0%, 10/1/2009	1,600,000	1,584,000
Key Energy Services, Inc., 14.0%, 1/15/2009	472,000	545,160
Nuevo Energy Co., 9.375%, 10/1/2010	310,000	286,750
Parker Drilling Co., 9.75%, 11/15/2006	2,760,000	2,746,200
Pen Holdings, Inc., 9.875%, 6/15/2008	335,000	154,100
Pioneer Natural Resources Co., 9.625%, 4/1/2010	200,000	219,046
Pride International, Inc., 10.0%, 6/1/2009	1,470,000	1,594,950
R&B Falcon Corp., 9.5%, 12/15/2008	370,000	417,684
Stone Energy Corp.:
8.25%, 12/15/2011	810,000	822,150
8.75%, 9/15/2007	870,000	887,400
	Principal Amount ($)	Value ($)
Swift Energy Co., 10.25%, 8/1/2009	1,000,000	1,010,000
Tesoro Petroleum Corp., 9.625%, 11/1/2008	190,000	197,125
Triton Energy Ltd., 8.875%, 10/1/2007	820,000	910,200
Westport Resources Corp., 8.25%, 11/1/2011	1,550,000	1,565,500
		19,006,515
Health 3.5%
Dade International, Inc., 11.125%, 5/1/2006*	1,190,000	499,800
HCA, Inc., 8.75%, 9/1/2010	200,000	216,000
Insight Health Services, 9.875%, 11/1/2011	890,000	921,150
Magellan Health Services, Inc., 9.0%, 2/15/2008	2,570,000	2,287,300
Mariner Post-Acute Network, Inc.:
10.5%, 8/1/2006	1,130,000	1,039,600
Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	4,340,000	21,700
MEDIQ, Inc., 11.0%, 6/1/2008*	400,000	4,000
National Vision, Inc., 12.0%, 3/30/2009	1,670,000	1,027,050
Res-Care, Inc., 10.625%, 11/15/2008	810,000	805,950
Triad Hospitals, Inc., 8.75%, 5/1/2009	2,410,000	2,512,425
Vanguard Health Systems, 9.75%, 8/1/2011	1,360,000	1,428,000
Vicar Operating, Inc., 9.875%, 12/1/2009	600,000	612,000
		11,374,975
Manufacturing 12.9%
Atlantis Group, Inc., 11.0%, 2/15/2003	935,000	935,000
Avondale Mills, Inc., 10.25%, 5/1/2006	1,590,000	1,383,300
Berry Plastics Corp., 12.25%, 4/15/2004	1,530,000	1,543,388
BPC Holdings Corp., 12.5%, 6/15/2006	1,376,074	1,210,945
CSK Auto, Inc., 12.0%, 6/15/2006	580,000	584,350
Day International Group, Inc., 11.125%, 6/1/2005	1,020,000	958,800
Delco Remy International, Inc., 10.625%, 8/1/2006	440,000	434,500
Eagle-Picher Holdings, Inc., 9.375%, 3/1/2008	1,380,000	759,000
Equistar Chemicals, 10.125%, 9/1/2008	1,680,000	1,688,400
Flowserve Corp., 12.25%, 8/15/2010	422,000	470,530
Foamex LP, 13.5%, 8/15/2005	1,130,000	937,900
Fonda Group, 9.5%, 3/1/2007	1,340,000	1,206,000
	Principal Amount ($)	Value ($)
Gaylord Container Corp., 9.75%, 6/15/2007	1,260,000	1,064,700
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	310,000	1,550
GS Technologies Corp.:
12.0%, 9/1/2004*	1,090,000	21,800
12.25%, 10/1/2005*	1,340,000	13,400
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	670,000	318,250
Hayes Wheels International, Inc., 11.0%, 7/15/2006*	1,500,000	67,500
ISP Chemical Co., 10.25%, 7/1/2011	730,000	762,850
ISP Holdings, Inc.:
9.0%, 10/15/2003	500,000	507,500
10.625%, 12/15/2009	780,000	780,000
Knoll, Inc., 10.875%, 3/15/2006	626,000	594,700
Louisiana Pacific Corp., 10.875%, 11/15/2008	730,000	700,800
Lyondell Chemical Co.:
9.5%, 12/15/2008	2,150,000	2,128,500
9.875%, 5/1/2007	400,000	402,000
Series A, 9.625%, 5/1/2007	200,000	202,000
Motors and Gears, Inc., 10.75%, 11/15/2006	750,000	652,500
Navistar International Corp., 9.375%, 6/1/2006	1,300,000	1,365,000
NL Industries, Inc., 11.75%, 10/15/2003	2,603,000	2,576,970
OM Group, Inc., 9.25%, 12/15/2011	610,000	622,200
Owens-Illinois, Inc., 8.1%, 5/15/2007	1,770,000	1,637,250
Plainwell, Inc., 11.0%, 3/1/2008*	4,445,000	44,450
Plastipak Holdings, Inc., 10.75%, 9/1/2011	560,000	588,000
Printpack, Inc., 10.625%, 8/15/2006	1,440,000	1,497,600
Riverwood International Corp.:
10.25%, 4/1/2006	570,000	587,100
10.875%, 4/1/2008	2,420,000	2,456,300
Salton, Inc.:
10.75%, 12/15/2005	240,000	235,200
12.25%, 4/15/2008	840,000	840,000
SF Holdings Group, Inc., Step-up Coupon, 0% to 3/15/2003, 12.75% to 3/15/2008	2,030,000	791,700
Stone Container Corp., 9.75%, 2/1/2011	1,790,000	1,901,875
Tenneco Automotive, Inc., 11.625%, 10/15/2009	190,000	93,100
Terex Corp.:
8.875%, 4/1/2008	2,980,000	2,935,300
10.375%, 4/1/2011	450,000	468,000
	Principal Amount ($)	Value ($)
Terra Capital, Inc., 12.875%, 10/15/2008	1,670,000	1,653,300
Terra Industries, Inc., 10.5%, 6/15/2005	340,000	266,900
Texas Petrochemicals Corp., 11.125%, 7/1/2006	710,000	589,300
Venture Holdings, 9.5%, 7/1/2005	1,160,000	881,600
		42,361,308
Media 10.2%
Adelphia Communications Corp.:
8.125%, 7/15/2003	390,000	387,075
10.25%, 6/15/2011	1,670,000	1,665,825
10.875%, 10/1/2010	880,000	898,700
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,190,000	871,675
Avalon Cable Holdings LLC, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	1,870,000	1,533,400
Charter Communications Holdings LLC:
8.25%, 4/1/2007	2,120,000	2,037,850
10.0%, 4/1/2009	200,000	205,250
11.75%, 5/15/2011	140,000	86,100
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	160,000	114,800
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	160,000	162,800
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	2,800,000	1,848,000
Clear Channel Communication, Inc., 8.0%, 11/1/2008	1,900,000	1,976,000
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	3,230,000	2,390,200
CSC Holdings, Inc.:
8.125%, 7/15/2009	400,000	411,119
8.125%, 8/15/2009	1,210,000	1,242,809
9.875%, 2/15/2013	1,145,000	1,216,563
10.5%, 5/15/2016	1,640,000	1,779,400
EchoStar DBS Corp.: 9.125%, 1/15/2009	1,350,000	1,353,375
9.25%, 2/1/2006	1,510,000	1,540,200
9.375%, 2/1/2009	1,520,000	1,565,600
Frontiervision LP, 11.0%, 10/15/2006	860,000	886,875
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,530,000	994,500
Key3Media Group, Inc., 11.25%, 6/15/2011	680,000	571,200
Nextmedia Operating, Inc., 10.75%, 7/1/2011	500,000	516,250
PriMedia, Inc., 8.009%, 5/15/2011	1,090,000	981,000
	Principal Amount ($)	Value ($)
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,860,000	1,488,000
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	630,000	683,550
Sinclair Broadcasting Group, Inc.:
8.75%, 12/15/2007	550,000	548,625
9.0%, 7/15/2007	350,000	351,750
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	950,000	973,750
Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	420,000	348,600
United International Holdings, Step-up Coupon, 0% to 2/15/2003, 10.75% to 2/15/2008	2,750,000	797,500
Young Broadcasting, Inc., 8.5%, 12/15/2008	1,170,000	1,175,850
		33,604,191
Metals and Minerals 0.7%
Compass Minerals Group, 10.0%, 8/15/2011	330,000	342,375
Metals USA, Inc., 8.625%, 2/15/2008*	970,000	172,175
MMI Products, Inc., 11.25%, 4/15/2007	1,405,000	1,296,113
Republic Technologies International, 13.75%, 7/15/2009*	2,820,000	183,300
U.S. Can Corp., 12.375%, 10/1/2010	600,000	378,000
		2,371,963
Service Industries 4.1%
Allied Waste North America, Inc., 10.0%, 8/1/2009	1,590,000	1,637,700
Autonation, Inc., 9.0%, 8/1/2008	380,000	386,650
Avis Group Holdings, Inc., 11.0%, 5/1/2009	3,580,000	3,794,800
Coinmach Corp., 11.75%, 11/15/2005	2,430,000	2,490,750
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,550,000	1,480,250
La Petite Academy, Inc., 10.0%, 5/15/2008	1,890,000	1,323,000
Trico Marine Services, Inc., 8.5%, 8/1/2005	1,400,000	1,260,000
United Rentals Inc., 10.75%, 4/15/2008	920,000	979,800
		13,352,950
Technology 0.1%
PSINet, Inc.:
10.0%, 2/15/2005*	400,000	30,000
11.0%, 8/1/2009*	1,970,000	147,750
	Principal Amount ($)	Value ($)
11.5%, 11/1/2008*	1,490,000	111,750
		289,500
Transportation 0.9%
Petro Stopping Centers, 10.5%, 2/1/2007	2,520,000	2,091,600
Teekay Shipping Corp., 8.875%, 7/15/2011	1,000,000	1,025,000
		3,116,600
Utilities 1.1%
Calpine Corp.:
7.75%, 4/15/2009	1,750,000	1,543,887
8.25%, 8/15/2005	680,000	619,182
8.5%, 5/1/2008	340,000	310,972
8.625%, 8/15/2010	200,000	181,683
CMS Energy Corp., 7.5%, 1/15/2009	200,000	195,770
Flextronics International Ltd., 9.875%, 7/1/2010	200,000	210,000
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	200,000	212,602
PSEG Energy Holdings, 10.0%, 10/1/2009	200,000	213,967
		3,488,063
Total Corporate Bonds (Cost $311,841,000)		244,591,444

Foreign Bonds - U.S.$ Denominated 6.5%
Australis Holdings, 15.0%, 11/1/2002*	3,660,000	366
Diamond Cable Communications PLC, 13.25%, 9/30/2004	1,990,000	517,400
Euramax International PLC, 11.25%, 10/1/2006	2,060,000	1,967,300
Global Telesystems, Inc.:
10.875%, 6/15/2008	800,000	2,000
11.5%, 12/15/2007	1,625,000	4,063
Kappa Beheer BV, 10.625%, 7/15/2009	530,000	572,400
MetroNet Communications Corp.:
10.625%, 11/1/2008	1,710,000	1,156,730
12.0%, 8/15/2007	1,190,000	840,587
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	750,000	377,821
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	2,000,000	1,268,044
Millicom International Cellular SA, Step-up Coupon, 0% to 6/1/2001, 13.5% to 6/1/2006	2,830,000	1,867,800
PTC International Finance:
Series II, 11.25%, 12/1/2009	360,000	360,000
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	1,440,000	1,288,800
Rogers Cantel, Inc., 9.75%, 6/1/2016	3,000,000	2,970,000
Star Choice Communications, Inc., 13.0%, 12/15/2005	750,000	787,500
Stone Container Corp., 11.5%, 8/15/2006	1,585,000	1,688,025
TeleWest Communications PLC:
9.625%, 10/1/2006	720,000	493,200
9.875%, 2/1/2010	200,000	140,000
11.0%, 10/1/2007	2,895,000	2,084,400
11.25%, 11/1/2008	1,650,000	1,204,500
TFM, SA de CV, 10.25%, 6/15/2007	1,020,000	938,400
Versatel Telecom NV:
11.875%, 7/15/2009	410,000	139,400
Series B, 13.25%, 5/15/2008	910,000	133,000
Series BV, 13.25%, 5/15/2008	380,000	318,500
Total Foreign Bonds - U.S.$ Denominated (Cost $32,697,933)		21,120,236

	Shares	Value ($)
Common Stocks* 0.1%
Communications 0.0%
Telephone / Communications
AT&T Canada, Inc.	30	906
ICG Communications, Inc.	4,851	223
Song Networks Holdings AB (ADR)	6,340	5,199
		6,328
Health 0.0%
Health Industry Services
National Vision, Inc.	69,397	63,845
Manufacturing 0.0%
Containers & Paper
Gaylord Container Corp.	15,650	15,807
SF Holdings Group, Inc.	517	2,068
		17,875
Metals and Minerals 0.1%
Steel & Metals
Metal Management, Inc.	83,423	200,215
Total Common Stocks (Cost $2,104,697)		288,263
	Shares	Value ($)

Warrants* 0.1%
Communications 0.0%
Cellular Telephone
Communication Cellular SA	2,200	4,400
Telephone / Communications
Benedek Communications Corp.	5,000	-
Econophone, Inc.	1,260	13
KMC Telecom Holdings, Inc.	1,950	20
		33
Construction 0.0%
Building Materials
Waxman Industries, Inc.	52,274	523
Homebuilding
Capital Pacific Holdings	3,634	363
Consumer Discretionary 0.1%
Specialty Retail
Stage Stores, Inc.	25,870	155,220
Stage Stores, Inc.	12,288	110,592
		265,812
Durables 0.0%
Aerospace
Decrane Holdings Co.	1,350	14
Energy 0.0%
Oil / Gas Transmission
Empire Gas Corp.	2,070	2,070
Financial 0.0%
Other Financial Companies
Ono Finance PLC	1,650	16,500
Manufacturing 0.0%
Diversified Manufacturing
Republic Technology Corp.	2,820	28
Media 0.0%
Cable Television
UIH Australia Pacific, Inc.	750	-
Service Industries 0.0%
Printing / Publishing
American Banknote Corp.	1,200	-
Total Warrants (Cost $393,095)		289,743
	Shares	Value ($)

Preferred Stocks 0.7%
Communications 0.3%
Cellular Telephone
Dobson Communications Corp., PIK*	1,057	967,155
Manufacturing 0.0%
Containers & Paper
SF Holdings Group, Inc. PIK*	30	31,500
SF Holdings Group, Inc.*	14	14,700
		46,200
Media 0.4%
Broadcasting & Entertainment
Sinclair Broadcast Group, Inc.	13,000	1,313,000
Total Preferred Stocks (Cost $2,727,610)		2,326,355

Convertible Preferred Stocks 0.0%
Communications
Telephone / Communications
World Access, Inc.* (Cost $1,389,748)	933	45,712
	Units	Value ($)
Other 0.0%
Service Industries
Miscellaneous Consumer Services
SpinCycle, Inc.	39,810	97,278
SpinCycle, Inc. "F"	279	15
Total Other (Cost $103,208)		97,293
	Units	Value ($)

Asset Backed 0.8%
Golden Tree High Yield Opportunities, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,499,250
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 16.9%
U.S. Treasury Bonds: 13.875%, 5/15/2011	10,000,000	13,734,400
14%, 11/15/2011 (c)	29,500,000	41,631,875
Total U.S. Treasury Obligations (Cost $55,566,691)		55,366,275

Purchased Options 0.0%
Put on Allied Waste Industries, Inc., strike price at 12.50, expires 3/18/2002	280	25,200
Put on Fleming Companies, Inc., strike price at 17.50, expires 4/22/2002	57	11,400
Put on Fleming Companies, Inc., strike price at 20.00, expires 4/22/2002	14	4,900
Total Purchased Options (Cost $82,777)		41,500

Cash Equivalents 0.3%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $1,061,743)	1,061,743	1,061,743
Total Investment Portfolio - 100.0% (Cost $410,468,502) (a)		327,727,814
Notes to Scudder High Yield Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $412,187,568. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $84,459,754. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,039,958 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $90,499,712.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
(c) At December 31, 2001, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.
At December 31, 2001, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
5 year U.S. Treasury Note	3/28/02	430	45,181,033	45,506,093
Total unrealized depreciation on futures contracts sold short				$ (325,060)

PIK denotes that interest or dividend is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $410,468,502)	$ 327,727,814
Cash	10,000
Receivable for investments sold	222,114
Interest receivable	7,211,568
Receivable for Portfolio shares sold	142,010
Total assets	335,313,506
Liabilities
Payable for investments purchased	3,303
Payable for Portfolio shares redeemed	183,891
Payable for daily variation margin on open futures contracts	221,719
Accrued management fee	175,802
Other accrued expenses and payables	118,458
Total liabilities	703,173
Net assets, at value	$ 334,610,333
Net Assets
Net assets consist of: Undistributed net investment income	29,298,186
Net unrealized appreciation (depreciation) on: Investments	(82,740,688)
Futures	(325,060)
Accumulated net realized gain (loss)	(67,075,224)
Paid-in capital	455,453,119
Net assets, at value	$ 334,610,333
Net Asset Value and redemption price per share ($334,610,333 / 41,133,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends	$ 279,335
Interest	31,799,924
Total Income	32,079,259
Expenses: Management fee	1,817,767
Custodian fees	15,484
Auditing	36,797
Legal	180,493
Trustees' fees and expenses	20,710
Reports to shareholders	23,862
Other	14,289
Total expenses, before expense reductions	2,109,402
Expense reductions	(1,023)
Total expenses, after expense reductions	2,108,379
Net investment income	29,970,880
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,022,153)
Futures	(112,447)
(26,134,600)
Net unrealized appreciation (depreciation) during the period on: Investments	6,164,532
Futures	(325,060)
5,839,472
Net gain (loss) on investment transactions	(20,295,128)
Net increase (decrease) in net assets resulting from operations	$ 9,675,752

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 29,970,880	$ 37,401,064
Net realized gain (loss) on investment transactions	(26,134,600)	(15,834,192)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,839,472	(48,518,517)
Net increase (decrease) in net assets resulting from operations	9,675,752	(26,951,645)
Distributions to shareholders from: Net investment income	(37,937,710)	(43,395,484)
Portfolio share transactions: Proceeds from shares sold	150,832,821	95,392,371
Reinvestment of distributions	37,937,710	43,395,484
Cost of shares redeemed	(134,904,420)	(155,637,443)
Net increase (decrease) in net assets from Portfolio share transactions	53,866,111	(16,849,588)
Increase (decrease) in net assets	25,604,153	(87,196,717)
Net assets at beginning of period	309,006,180	396,202,897
Net assets at end of period (including undistributed net investment income of $29,298,186 and $37,265,016, respectively)	$ 334,610,333	$ 309,006,180
Other Information[a]
Shares outstanding at beginning of period	33,728,812	34,578,344
Shares sold	18,119,336	10,031,398
Shares issued to shareholders in reinvestment of distributions	4,563,112	4,412,081
Shares redeemed	(15,277,367)	(15,293,011)
Net increase (decrease) in Portfolio shares	7,405,081	(849,532)
Shares outstanding at end of period	41,133,893	33,728,812

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.16	$ 11.46	$ 12.27	$ 12.96	$ 12.81
Income (loss) from investment operations: Net investment income	.84[c]	1.14[c]	1.22[c]	1.06	1.16
Net realized and unrealized gain (loss) on investment transactions	(.59)	(2.04)	(.93)	(.85)	.19
Total from investment operations	.25	(.90)	.29	.21	1.35
Less distributions from: Net investment income	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Total distributions	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Net asset value, end of period	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96
Total Return (%)	2.63	(8.68)	2.15	1.45	11.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	335	309	396	442	391
Ratio of expenses (%)	.70	.68	.67	.65	.65
Ratio of net investment income (loss) (%)	9.89	11.23	10.40	9.36	9.20
Portfolio turnover rate (%)	77	54	42	74	90

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder International Research Portfolio

Global markets declined for the bulk of the annual period ending December 31, 2001. The corporate landscape was increasingly driven to shift away from rising profit expectations and toward a slowdown or even decline. Investor nervousness about the technology slowdown, rising oil prices and widespread economic malaise hurt stock prices as well as consumer confidence. A series of disappointing earnings announcements and corporate layoffs only made these problems worse. The events of September 11 in the United States severely aggravated these negative trends. However, central banks across the world reacted swiftly to ease interest rates and inject liquidity into the financial system. In the final months of the year, global markets in general rebounded in response to the quick and forceful reaction from global policy makers. Of the major international stock markets, Japan's was the weakest performer. The global economic slowdown hit Japan especially hard given the fragile state of its economy. European markets also retracted from previous highs, though they performed relatively better.

Scudder International Research Portfolio declined 24.43 percent against this backdrop, compared with the MSCI EAFE + EMF Index, which fell 19.47 percent. As you know, we try to maintain a diversified portfolio of international equities while also adhering to a regional allocation that is neutral compared with our benchmark. The three regions are Europe, Japan and the emerging markets. In Europe and Japan, we keep the portfolio's sector allocations neutral as well. Weakness among Japanese industrials and financials - reflecting economic weakness in that country - contributed to relative underperformance in developed markets. Select emerging markets holdings offset some of the damage, particularly toward the end of the period.

During the current period of heightened economic uncertainty, we remain focused first and foremost on security selection, with continued attention to strong market positions, balance sheet strength and valuation support. We expect the liquidity-driven rally to continue and are further encouraged by some signs of stabilization in the U.S. economy, which bodes well for the global economy.

Elizabeth van Caloen, Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder International Research Portfolio from 1/6/1992 to 12/31/2001
-- Scudder International Research Portfolio -- MSCI EAFE Equity Index - - - MSCI EAFE + EMF Index

The MSCI EAFE Equity Index (Morgan Stanley Capital International Europe, Australasia, Far East Equity Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. Beginning with the next semiannual report, the MSCI EAFE + EMF Index, which accommodates a slightly larger investment universe, will be shown instead of the MSCI EAFE Equity Index.

Yearly periods ended December 31

Annual Average Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder International Research Portfolio	-24.43%	-4.33%	1.07%	5.84%	(Since 1/6/1992)

* The Portfolio commenced operations on January 6, 1992. Index comparisons begin December 31, 1991.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder International Research Portfolio

	Shares	Value ($)
Common Stocks 96.4%
Australia 2.2%
Aristocrat Leisure Ltd. (Manufacturer and seller of gaming machines)	298,000	1,003,953
Brambles Industries Ltd. (Provider of waste management services)	142,854	758,366
Westpac Banking Corp., Ltd. (Provider of banking services)	118,027	949,190
		2,711,509
Belgium 0.6%
Interbrew (Brewer of beers)	28,300	775,718
Brazil 0.8%
Aracruz Celulose SA (ADR) (Manufacturer of forest products)	51,400	934,452
Canada 3.9%
Alcan, Inc. (Manufacturer of aluminum and finished products)	17,730	636,476
Bank of Nova Scotia (Provider of banking services)	27,900	858,030
Canadian National Railway Co. (Operator of railroads)	18,800	905,754
Imperial Oil Ltd. (Producer and refiner of natural gas and petroleum products)	26,900	748,705
Precision Drilling Corp.* (Provider of drilling and energy services)	26,000	670,578
Royal Bank of Canada (Provider of general banking services)	25,300	823,680
		4,643,223
Denmark 0.9%
Novo Nordisk A/S "B" (Developer of diabetes care products)	26,900	1,100,491
Egypt 0.5%
Egyptian Company for Mobile Services* (Provider of cellular telecommunication services)	89,800	653,430
Finland 1.5%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	70,700	1,825,116
France 10.4%
Assurances Generales de France (Provider of diversified insurance services)	12,583	604,569
	Shares	Value ($)
Aventis SA (Manufacturer of life science products)	17,706	1,258,704
Groupe Danone (Producer of food products)	6,738	822,857
Lafarge SA (Supplier of various building materials)	7,061	660,259
Peugeot SA (Manufacturer of automobiles and commercial vehicles)	28,182	1,199,548
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	17,593	1,314,185
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	18,184	875,298
Societe Generale "A" (Provider of banking services)	41,112	2,303,278
Suez SA (Operator of water treatment plants)	42,430	1,285,951
Total Fina ELF SA "B" (Explorer of oil and natural gas)	15,144	2,165,297
		12,489,946
Germany 11.2%
Allianz AG (Provider of diversified insurance services)	4,732	1,119,907
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	25,167	1,254,053
BASF AG (Explorer and producer of oil, natural gas and chemical products)	25,645	956,689
Bayer AG (Producer of chemical products)	20,868	664,082
Deutsche Bank AG (Registered) (Provider of financial services) (c)	32,580	2,303,015
Deutsche Lufthansa AG (Operator of international airline services)	73,994	995,969
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	104,314	1,803,918
Metro AG (Operator of retail stores)	32,580	1,147,151
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services)	5,066	1,377,329
Siemens AG (Manufacturer of electronic equipment)	28,309	1,888,813
		13,510,926
	Shares	Value ($)
Hong Kong 1.1%
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services)	182,000	640,623
China Petroleum & Chemical Corp. (Explorer and producer of crude oil and natural gas)	5,399,000	740,775
		1,381,398
Ireland 0.6%
Bank of Ireland (Provider of banking and other financial services)	80,223	745,142
Italy 1.9%
Assicurazioni Generali SpA (Provider of insurance and financial services)	38,300	1,065,187
Telecom Italia Mobile SpA (Provider of cellular telecommunication services)	211,500	1,182,090
		2,247,277
Japan 17.5%
Benesse Corp. (Provider of educational services)	22,700	586,341
Canon, Inc. (Producer of visual image and information equipment)	31,000	1,062,144
Daikin Industries Ltd. (Manufacturer of air conditioning equipment)	51,000	796,209
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	159,000	832,265
East Japan Railway Co. (Operator of railroad services)	189	908,889
Fuji Photo Film Co., Ltd. (Manufacturer of various films and cameras)	27,000	959,964
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	25,400	1,009,208
Kirin Brewery Co., Ltd. (Producer of beer, soft drinks,food products, whiskey and pharmaceuticals)	152,000	1,082,003
KYORIN Pharmaceutical Co., Ltd. (Manufacturer of prescription medicines)	34,500	891,134
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	54,000	690,435
Mitsubishi Corp. (Operator of a general trading company)	136,000	879,252
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	78,000	568,275
	Shares	Value ($)
Mizuho Holdings, Inc. (Provider of financial services)	318	645,035
Murata Manufacturing Co., Ltd. (Manufacturer of computers)	7,700	459,789
NEC Corp. (Manufacturer of telecommunication and computer equipment)	84,000	853,210
Nidec Corp. (Manufacturer of small-scale motors for electronic devices)	10,500	550,406
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	70	818,962
Oriental Land Co., Ltd. (Operator of Tokyo Disney)	8,700	595,510
Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins and chemicals)	44,700	1,599,461
Takeda Chemical Industries, Ltd. (Manufacturer of pharmaceutical products)	19,000	855,960
Tokyo Gas Co., Ltd. (Producer and supplier of gas)	342,000	911,965
Toppan Printing Co., Ltd. (Operator of commercial and publication printing operations)	60,000	551,090
Toyota Motor Corp. (Manufacturer of diversified automotive products)	52,200	1,316,600
UFJ Holdings, Inc.* (Provider of various financial services)	240	526,932
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	16,300	1,139,254
		21,090,293
Korea 2.4%
Kookmin Bank* (Provider of banking services)	28,005	1,061,781
Korea Telecom Corp. (ADR) (Provider of telecommunication services)	28,406	577,494
Samsung Electronics Co., Ltd. (Manufacturer of electronic equipment)	5,830	1,238,348
		2,877,623
Mexico 1.6%
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	28,000	980,560
Wal-Mart de Mexico SA de CV "C" (Operator of retail discount stores)	380,000	894,852
		1,875,412
	Shares	Value ($)
Netherlands 7.4%
Aegon NV (Provider of insurance and financial services)	23,159	627,575
Akzo Nobel NV (Producer and marketer of health care products)	14,700	657,144
Getronics NV (Provider of computer consulting and solution design services)	222,500	721,945
Heineken NV (Brewer of alcoholic beverages)	41,625	1,580,281
ING Groep NV (Provider of financial services)	46,540	1,188,152
Royal Dutch Petroleum Co. (Provider of petroleum products)	39,740	2,015,639
Unilever NV (Manufacturer of packaged food and personal care products)	13,800	810,042
Vedior NV (Provider of employment services)	112,620	1,352,246
		8,953,024
Russia 1.6%
Mobile Telesystems (ADR)* (Provider of mobile telecommunications services)	16,600	591,956
OAO Gazprom (ADR) (Provider of natural gas)	128,800	1,304,100
		1,896,056
Spain 2.4%
Amadeus Global Travel Distribution SA (Operator of a travel reservation system)	191,300	1,105,001
Banco Bilbao Vizcaya Argentaria SA (Provider of commercial banking services)	147,611	1,828,968
		2,933,969
Switzerland 2.2%
Nestle SA (Registered) (Producer and seller of food products)	5,555	1,186,336
Swiss Re (Registered) (Provider of insurance and banking services)	7,678	773,544
Syngenta AG* (Producer of chemicals)	12,448	645,830
		2,605,710
Taiwan 3.5%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	398,750	1,743,855
Bank Sinopac (Provider of commercial banking services)	1,826,000	762,029
	Shares	Value ($)
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits)	668,600	1,672,217
		4,178,101
Turkey 0.5%
Turkcell Iletisim Hizmetleri AS* (Provider of cellular telecommunications services)	71,558,800	616,886
United Kingdom 21.7%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	217,064	1,134,680
Barclays PLC (Provider of financial services)	92,517	3,064,744
BP PLC (Provider of petroleum products)	362,058	2,815,209
Compass Group PLC (Operator of a catering services company)	160,054	1,200,231
Energis PLC* (Provider of telecommunication services)	1,255,609	1,074,122
Friends Provident PLC* (Manager of life assurance business)	204,210	594,700
GlaxoSmithKline PLC (Developer of vaccines, health related consumer products, prescriptions and OTC medicines)	131,769	3,305,900
J Sainsbury PLC (Distributor of food products)	289,338	1,541,977
National Grid Group PLC (Owner and operator of electric transmission systems)	149,711	933,015
Pearson PLC (Operator of a diversified media and entertainment holding company)	55,316	637,116
Railtrack Group PLC (Operator of railway infrastructure)	86,603	0
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	187,273	1,554,323
Reuters Group PLC (Provider of international news and information)	73,692	729,660
Royal Bank of Scotland Group PLC (Operator of holding company for financial services activities)	113,044	2,752,168
Scottish & Southern Energy PLC (Operator of electric power utility)	114,188	1,014,242
Securicor PLC (Operator of securities services)	359,832	615,643
	Shares	Value ($)
Vodafone Group PLC (Provider of mobile telecommunication services)	1,207,647	3,160,821
		26,128,551
Total Common Stocks (Cost $122,411,228)		116,174,253
	Principal Amount ($)	Value ($)
Repurchase Agreements 3.6%
Salomon Smith Barney, 1.75% to be repurchased at $4,340,422 on 1/2/2002 (b) (Cost $4,340,000)	4,340,000	4,340,000
Total Investment Portfolio - 100.0% (Cost $126,751,228) (a)		120,514,253

At December 31, 2001, the Scudder International Research Portfolio had the following industry diversification:
Industry	Value	Percent
Financial	$ 27,375,495	22.7%
Communications	13,925,978	11.6%
Manufacturing	11,169,505	9.3%
Energy	10,068,168	8.4%
Technology	9,940,183	8.2%
Health	8,721,723	7.2%
Service Industries	8,608,040	7.1%
Consumer Staples	6,257,237	5.2%
Consumer Discretionary	5,139,454	4.3%
Transportation	4,673,979	3.9%
Utilities	4,537,308	3.8%
Durables	3,525,356	2.9%
Construction	1,594,711	1.3%
Media	637,116	0.5%
Total Common Stocks	116,174,253	96.4%
Money Market Instruments	4,340,000	3.6%
Total Investment Portfolio	$ 120,514,253	100.0%

Notes to Scudder International Research Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $128,322,217. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $7,807,964. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,166,294 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,974,258.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $126,751,228)	$ 120,514,253
Cash	241
Foreign currency, at value (cost $862,666)	861,773
Receivable for investments sold	601,732
Dividends receivable	95,252
Interest receivable	211
Receivable for Portfolio shares sold	44
Foreign taxes recoverable	255,747
Total assets	122,329,253
Liabilities
Payable for Portfolio shares redeemed	1,027,498
Accrued management fee	82,510
Other accrued expenses and payables	81,214
Total liabilities	1,191,222
Net assets, at value	$ 121,138,031
Net Assets
Net assets consist of: Undistributed net investment income (loss)	409,963
Net unrealized appreciation (depreciation) on: Investments	(6,236,975)
Foreign currency related transactions	(43,498)
Accumulated net realized gain (loss)	(27,743,389)
Paid-in capital	154,751,930
Net assets, at value	$ 121,138,031
Net Asset Value and redemption price per share ($121,138,031 / 13,109,975 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $344,900)	$ 1,727,271
Interest	246,049
Total Income	1,973,320
Expenses: Management fee	1,082,916
Custodian fees	162,996
Auditing	16,733
Legal	7,934
Trustees' fees and expenses	6,641
Reports to shareholders	45,649
Other	12,643
Total expenses	1,335,512
Net investment income (loss)	637,808
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,112,559)
Foreign currency related transactions	(153,867)
(26,266,426)
Net unrealized appreciation (depreciation) during the period on: Investments	(13,884,296)
Foreign currency related transactions	(39,027)
(13,923,323)
Net gain (loss) on investment transactions	(40,189,749)
Net increase (decrease) in net assets resulting from operations	$ (39,551,941)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 637,808	$ 993,084
Net realized gain (loss) on investment transactions	(26,266,426)	24,874,551
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,923,323)	(69,693,561)
Net increase (decrease) in net assets resulting from operations	(39,551,941)	(43,825,926)
Distributions to shareholders from: Net investment income	(1,173,442)	-
Net realized gains	(23,234,143)	(32,378,429)
Portfolio share transactions: Proceeds from shares sold	409,942,834	469,913,549
Reinvestment of distributions	24,407,585	32,378,429
Cost of shares redeemed	(428,542,046)	(498,429,555)
Net increase (decrease) in net assets from Portfolio share transactions	5,808,373	3,862,423
Increase (decrease) in net assets	(58,151,153)	(72,341,932)
Net assets at beginning of period	179,289,184	251,631,116
Net assets at end of period (including undistributed net investment income of $409,963 and $1,130,287, respectively)	$ 121,138,031	$ 179,289,184
Other Information[a]
Shares outstanding at beginning of period	12,174,799	11,731,381
Shares sold	38,411,201	28,632,007
Shares issued to shareholders in reinvestment of distributions	2,398,827	1,768,753
Shares redeemed	(39,874,852)	(29,957,342)
Net increase (decrease) in Portfolio shares	935,176	443,418
Shares outstanding at end of period	13,109,975	12,174,799

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.73	$ 21.45	$ 17.00	$ 16.15	$ 15.64
Income (loss) from investment operations: Net investment income (loss)	.05[b]	.08[b]	.07[b]	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(3.46)	(3.90)	6.73	1.48	1.30
Total from investment operations	(3.41)	(3.82)	6.80	1.65	1.41
Less distributions from: Net investment income	(.10)	-	(.20)	(.20)	(.20)
Net realized gains on investment transactions	(1.98)	(2.90)	(2.15)	(.60)	(.70)
Total distributions	(2.08)	(2.90)	(2.35)	(.80)	(.90)
Net asset value, end of period	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15
Total Return (%)	(24.43)	(20.49)	45.71	10.02	9.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	179	252	213	200
Ratio of expenses (%)	.92	.84	.94	.93	.91
Ratio of net investment income (loss) (%)	.44	.47	.40	.96	.71
Portfolio turnover rate (%)	145	87	136	90	79

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Investment Grade Bond Portfolio

The bond market experienced unusual volatility in the fourth quarter as post-September 11 concerns and news that the Treasury would stop issuing 30-year bonds caused Treasury yields to plummet (and prices to rise) in late October. However, a growing belief that a resumption of economic growth in 2002 would cause the Federal Reserve to begin raising interest rates caused yields to soar during the final two months of the quarter. Corporate issues lost ground, but performed well in relation to Treasuries.

The portfolio's duration (interest rate sensitivity) stood at 5.3 years on December 31, which is higher than normal. This was a result of our decision to increase duration in late September. While this move initially helped performance when Treasuries rallied in late October, it ultimately proved to be a negative when yields soared in the final two months of the year. On the plus side, performance was helped by the portfolio's position in asset-backed securities and government agency notes, both of which provided attractive yields without adding to the portfolio's credit risk. In the corporate sector, the portfolio's position remains well-diversified across all industries, and is spread among a wide variety of individual securities. We believe this high level of diversification will enable us to better manage the portfolio's risk over time.

Looking ahead, we intend to keep the portfolio's duration on the long side. We will also be looking for opportunities to take advantage of any price weakness in corporates to add marginally to the portfolio's position in the sector.

Robert S. Cessine
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Investment Grade Bond Portfolio from 5/1/1996 to 12/31/2001
-- Scudder Investment Grade Bond Portfolio -- Lehman Brothers Government/Corporate Bond Index
The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.
Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Investment Grade Bond Portfolio	5.71%	4.40%	6.01%	5.94%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparison begins April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Investment Grade Bond Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 33.0%
Communications 4.5%
AT&T Corp., 7.3%, 11/15/2011	1,000,000	1,027,570
Citizens Communications Co., 7.625%, 8/15/2008	950,000	971,498
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	375,000	41,250
McLeod U.S.A., Inc., 11.375%, 1/1/2009*	375,000	84,375
Nextel Communications, Inc.: 9.375%, 11/15/2009	450,000	355,500
9.5%, 2/1/2011	375,000	292,500
Qwest Communications International, 7.9%, 8/15/2010	1,100,000	1,120,526
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,325,000	1,318,929
WorldCom, Inc., 8.25%, 5/15/2031	1,000,000	1,054,430
		6,266,578
Consumer Discretionary 2.7%
Federated Department Stores, Inc., 6.625%, 4/1/2011	1,025,000	1,007,216
Gap, Inc., 8.8%, 12/15/2008	195,000	170,621
Georgia-Pacific Corp., 8.125%, 5/15/2011	900,000	881,829
Park Place Entertainment, Inc., 8.5%, 11/15/2006	200,000	207,841
Toys 'R' Us, Inc., 7.625%, 8/1/2011	1,025,000	1,001,753
Wal-Mart Stores, Inc., 7.55%, 2/15/2030	350,000	404,089
		3,673,349
Consumer Staples 1.2%
Delhaize America, Inc., 8.125%, 4/15/2011	1,550,000	1,698,490
Durables 0.8%
International Paper Co., 8.125%, 7/8/2005	1,025,000	1,101,967
Energy 4.4%
Burlington Resources, Inc., 6.5%, 12/1/2011	325,000	317,077
Conoco Funding Co., 6.35%, 10/15/2011	725,000	734,345
Devon Financing Corp., ULC, 6.875%, 9/30/2011	600,000	584,772
Keyspan Corp.: 6.15%, 6/1/2006	275,000	282,081
7.625%, 11/15/2010	1,075,000	1,167,386
NiSource Finance Corp., 7.875%, 11/15/2010	1,075,000	1,111,776
Phillips Petroleum, 8.5%, 5/25/2005	350,000	385,312
	Principal Amount ($)	Value ($)
Pioneer Natural Resources Co., 6.5%, 1/15/2008	400,000	369,000
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,100,000	1,158,014
		6,109,763
Financial 9.9%
BB&T Corp., 6.5%, 8/1/2011	300,000	303,366
Capital One Financial Corp., 6.875%, 2/1/2006	625,000	608,619
Citigroup, Inc., 7.25%, 10/1/2010	1,100,000	1,179,893
Countrywide Home Loans, Inc., 5.5%, 8/1/2006	750,000	748,118
EOP Operating LP, 7.0%, 7/15/2011	1,500,000	1,511,925
ERAC USA Finance Co., 7.35%, 6/15/2008	950,000	953,439
Firstar Bank NA, 7.125%, 12/1/2009	300,000	317,289
FleetBoston Financial Corp., 7.25%, 9/15/2005	625,000	672,681
Ford Motor Credit Co., 7.25%, 10/25/2011	1,050,000	1,022,616
General Electric Capital Corp., 6.5%, 12/10/2007	750,000	805,800
General Motors Acceptance Corp., 8.0%, 11/1/2031	1,650,000	1,669,289
Household Finance Corp., 6.5%, 1/24/2006	625,000	642,556
PNC Funding Corp., 5.75%, 8/1/2006	1,025,000	1,044,321
Prudential Insurance Co., 6.375%, 7/23/2006	1,000,000	1,031,260
Wells Fargo & Co., 7.55%, 6/21/2010	1,000,000	1,095,350
		13,606,522
Manufacturing 2.2%
Dow Chemical Co., 7.0%, 8/15/2005	900,000	965,430
Tyco International Group SA, 6.375%, 10/15/2011	1,025,000	1,002,655
Weyerhaeuser Co., 5.95%, 11/1/2008	1,150,000	1,103,690
		3,071,775
Media 2.9%
CSC Holdings, Inc., 7.875%, 12/15/2007	750,000	772,808
Comcast Cable Communications, 7.125%, 6/15/2013	375,000	383,411
News America Holdings, Inc., 9.25%, 2/1/2013	225,000	258,539
News America, Inc., 7.25%, 5/18/2018	225,000	216,142
Time Warner, Inc., 9.125%, 1/15/2013	1,150,000	1,360,922
Viacom, Inc., 6.625%, 5/15/2011	1,025,000	1,041,923
		4,033,745
	Principal Amount ($)	Value ($)
Utilities 4.4%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,058,560
American Electric Power Co., Inc., 6.125%, 5/15/2006	975,000	963,641
Cleveland Electric Illumination Co., 7.67%, 7/1/2004	1,050,000	1,118,492
DTE Energy Co., 6.45%, 6/1/2006	500,000	512,780
Occidental Petroleum Corp., 6.4%, 4/1/2013	500,000	511,225
Pacificorp, 6.9%, 11/15/2011	825,000	825,594
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,039,297
		6,029,589
Total Corporate Bonds (Cost $45,369,348)		45,591,778

Asset Backed 1.8%
Automobile Receivables 0.8%
Capital Auto Receivables Asset Trust, Series 2000-2 A3, 6.46%, 1/15/2004	325,000	331,523
Daimler Chrysler Auto Trust, Series 2000-C A3, 6.82%, 9/6/2004	425,000	440,283
Daimler Chrysler Auto Trust, Series 2000-D A3, 6.66%, 1/8/2005	350,000	362,851
		1,134,657
Credit Card Receivables 1.0%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007	375,000	401,431
MBNA Master Credit Card Trust, Series 2000-I A, 6.9%, 1/15/2008	900,000	962,957
		1,364,388
Total Asset Backed (Cost $2,374,324)		2,499,045

Foreign Bonds - U.S.$ Denominated 3.0%
Apache Finance Canada, 7.75%, 12/15/2029	900,000	991,170
British Sky Broadcasting PLC, 6.875%, 2/23/2009	1,000,000	959,520
Petroleum Geo-Services, 7.5%, 3/31/2007	1,000,000	946,400
	Principal Amount ($)	Value ($)
Province of Ontario, 5.5%, 10/1/2008	225,000	225,695
Province of Quebec, 7.0%, 1/30/2007	900,000	970,002
Total Foreign Bonds - U.S.$ Denominated (Cost $4,018,187)		4,092,787

U.S. Government & Agencies 44.7%
Federal National Mortgage Association:
5.25%, 6/15/2006	650,000	661,882
6.0%, 1/1/2032	1,225,000	1,199,483
6.5% with various maturities until 11/1/2031	6,343,628	6,351,685
7.0% with various maturities until 1/1/2032	6,795,085	6,990,796
7.5% with various maturities until 8/1/2031	2,706,892	2,807,810
8.0%, 9/1/2015	370,987	388,163
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	2,063,073	2,069,923
7.0% with various maturities until 12/15/2028	1,839,296	1,882,980
7.5%, 12/20/2030	860,559	888,165
U.S. Treasury Bond:
5.0%, 8/15/2011	10,335,000	10,302,651
5.25%, 2/15/2029	3,750,000	3,510,938
5.375%, 2/15/2031	9,550,000	9,411,239
5.625%, 11/30/2002	550,000	567,963
U.S. Treasury Note:
3.5%, 11/15/2006	775,000	746,906
4.625%, 2/28/2003	1,000,000	1,026,870
4.625%, 5/15/2006	5,275,000	5,346,687
5.75%, 11/15/2005	1,000,000	1,056,090
6.25%, 2/15/2003	1,500,000	1,566,330
6.625%, 5/31/2002	5,000,000	5,097,650
Total U.S. Government & Agencies (Cost $62,877,232)		61,874,211

Cash Equivalents 17.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $24,214,468)	24,214,468	24,214,468
Total Investment Portfolio - 100.0% (Cost $138,853,559) (a)		138,272,289

Notes to Scudder Investment Grade Bond Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $139,023,292. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $751,003. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,915,406 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,666,409.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $138,853,559)	$ 138,272,289
Cash	10,000
Interest receivable	1,623,398
Receivable for Portfolio shares sold	305,554
Total assets	140,211,241
Liabilities
Payable for investments purchased	6,368,216
Payable for Portfolio shares redeemed	18,049
Accrued management fee	67,698
Other accrued expenses and payables	23,718
Total liabilities	6,477,681
Net assets, at value	$ 133,733,560
Net Assets
Net assets consist of: Undistributed net investment income	4,912,031
Net unrealized appreciation (depreciation) on investments	(581,270)
Accumulated net realized gain (loss)	(2,001,576)
Paid-in capital	131,404,375
Net assets, at value	$ 133,733,560
Net Asset Value and redemption price per share ($133,733,560 / 11,645,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 6,293,048
Expenses: Management fee	619,125
Custodian fees	9,738
Auditing	14,407
Legal	3,099
Trustees' fees and expenses	2,978
Reports to shareholders	10,900
Other	3,865
Total expenses, before expense reductions	664,112
Expense reductions	(1,331)
Total expenses, after expense reductions	662,781
Net investment income	5,630,267
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,204,937
Futures	(403,414)
1,801,523
Net unrealized appreciation (depreciation) during the period on investments	(2,467,539)
Net gain (loss) on investment transactions	(666,016)
Net increase (decrease) in net assets resulting from operations	$ 4,964,251

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 5,630,267	$ 4,499,099
Net realized gain (loss) on investment transactions	1,801,523	(1,826,804)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,467,539)	4,069,145
Net increase (decrease) in net assets resulting from operations	4,964,251	6,741,440
Distributions to shareholders from: Net investment income	(4,623,273)	(3,737,486)
Portfolio share transactions: Proceeds from shares sold	82,813,663	14,249,355
Reinvestment of distributions	4,623,273	3,737,486
Cost of shares redeemed	(31,584,271)	(14,428,513)
Net increase (decrease) in net assets from Portfolio share transactions	55,852,665	3,558,328
Increase (decrease) in net assets	56,193,643	6,562,282
Net assets at beginning of period	77,539,917	70,977,635
Net assets at end of period (including undistributed net investment income of $4,912,031 and $3,982,660, respectively)	$ 133,733,560	$ 77,539,917
Other Information[a]
Shares outstanding at beginning of period	6,770,947	6,447,508
Shares sold	7,217,553	1,291,758
Shares issued to shareholders in reinvestment of distributions	414,684	352,836
Shares redeemed	(2,757,259)	(1,321,155)
Net increase (decrease) in Portfolio shares	4,874,978	323,439
Shares outstanding at end of period	11,645,925	6,770,947

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[c]	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.45	$ 11.00	$ 11.65	$ 11.18	$ 10.36
Income (loss) from investment operations: Net investment income	.62[b]	.69[b]	.60[b]	.32	.66
Net realized and unrealized gain (loss) on investment transactions	.01[d]	.36	(.85)	.55	.26
Total from investment operations	.63	1.05	(.25)	.87	.92
Less distributions from: Net investment income	(.60)	(.60)	(.30)	(.30)	(.10)
Net realized gains on investment transactions	-	-	(.10)	(.10)	-
Total distributions	(.60)	(.60)	(.40)	(.40)	(.10)
Net asset value, end of period	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18
Total Return (%)	5.71	9.90	(2.06)	7.93	9.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	78	71	52	16
Ratio of expenses before expense reductions (%)	.64	.68	.65	.67	.80
Ratio of expenses after expense reductions (%)	.64	.67	.65	.67	.80
Ratio of net investment income (loss) (%)	5.46	6.36	5.42	5.50	6.23
Portfolio turnover rate (%)	176	311	131	130	311

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.
c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Management Summary and Performance Update December 31, 2001

Scudder Money Market Portfolio

On December 11, the Fed reduced interest rates one quarter of a percentage point, dropping the fed funds rate to 1.75 percent, its lowest level in 40 years. Coinciding with the Fed's unprecedented series of actions, interest rates for money market securities declined dramatically during 2001. It's likely that money market interest rates will remain at or near current levels until late in the second quarter of 2002.

In managing the portfolio, we focus on maintaining average maturity within a target range (currently 40 to 60 days) and in selecting securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper over the period because of its attractive value and high relative yields.

Over the coming months we will periodically reassess our outlook on the economy in light of actions by the Federal Reserve and adjust our strategy accordingly. Going forward, we will look for attractive opportunities as they arise, seek to maintain a high yield and be vigilant in terms of the credit quality of the portfolio as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

An investment in the Scudder Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

Investment Portfolio December 31, 2001

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Commercial Paper 75.7%
Abbey National North America Corp., 2.02%*, 2/4/2002	10,000,000	9,980,922
American Honda Finance Corp., 2.13%*, 8/23/2002	7,000,000	6,999,551
Amsterdam Funding Corp., 1.85%*, 3/20/2002	10,000,000	9,959,917
Asset Portfolio Funding Corp., 2.5%*, 1/18/2002	11,715,000	11,701,170
Associates Corp. of North America, 1.91%, 6/15/2002	5,000,000	5,000,000
Atlantis One Funding Corp., 2.15%*, 2/13/2002	10,000,000	9,974,319
Bavaria Universal Funding Corp., 3.43%*, 2/25/2002	8,621,000	8,575,824
Black Forest Funding Corp., 2.1%*, 1/11/2002	10,000,000	9,994,167
Caterpillar Financial Services Corp., 2.531%, 7/9/2002	5,000,000	5,000,000
Clipper Receivables Corp., 1.84%*, 1/14/2002	10,000,000	9,993,356
Commerzbank Europe (Ireland), 2.1%*, 2/19/2002	10,000,000	9,971,417
Corporate Receivables Corp., 2.3%*, 1/22/2002	10,000,000	9,986,583
CXC, Inc., 2.3%*, 1/25/2002	10,000,000	9,984,667
Delaware Funding Corp., 1.84%*, 1/8/2002	10,000,000	9,996,422
Eureka Securitization, Inc., 1.75%*, 2/14/2002	10,000,000	9,978,611
Fairway Finance Corp., 1.88%*, 6/10/2002	13,903,000	13,786,833
Falcon Asset Securitization Corp., 1.93%*, 1/23/2002	10,000,000	9,988,206
FCAR Owner Trust I, 3.33%*, 3/6/2002	10,000,000	9,940,800
Federal Home Loan Bank Notes, 2.25%, 10/30/2002	5,000,000	5,000,000
Four Winds Funding Corp., 2.31%*, 1/15/2002	10,000,000	9,991,017
Galaxy Funding, Inc., 2.54%*, 1/25/2002	10,000,000	9,983,067
Giro Funding US Corp., 2.35%*, 1/15/2002	10,000,000	9,990,861
Giro Multi-Funding Corp., 2.35%*, 1/22/2002	10,000,000	9,986,292
Goldman Sachs Group, Inc., 1.93%, 4/19/2002	10,000,000	10,000,000
Household Finance Corp., 2.01%*, 12/20/2002	5,000,000	4,997,611
Household Finance Corp., 2.0%, 9/26/2002	5,000,000	5,000,000
	Principal Amount ($)	Value ($)
Jupiter Securitization Corp., 2.18%*, 1/31/2002	10,616,000	10,596,714
K2 (USA) LLC, 3.68%, 2/12/2002	10,000,000	9,957,067
Montauk Funding Corp., 1.88%*, 1/24/2002	10,000,000	9,987,989
Moriarty LLC, 3.39%*, 2/20/2002	10,000,000	9,952,917
Nordea North America, Inc., 2.08%*, 2/26/2002	10,000,000	9,967,644
Northern Rock PLC, 1.76%*, 3/15/2002	10,000,000	9,964,311
Old Line Funding Corp., 2.11%*, 1/16/2002	10,000,000	9,991,208
Park Avenue Receivables Corp., 2.09%*, 1/23/2002	10,000,000	9,987,228
Pennine Funding LLC, 2.6%*, 3/4/2002	15,000,000	14,932,833
Preferred Receivable Funding Corp., 2.06%*, 1/10/2002	8,825,000	8,820,455
Quincy Capital Corp., 2.1%*, 1/9/2002	10,000,000	9,995,333
Receivables Capital Corp., 2.09%*, 1/9/2002	10,000,000	9,995,356
SBC Communications, Inc., 2.03%*, 3/28/2002	4,000,000	3,980,602
SBC Communications, Inc., 2.06%*, 3/7/2002	10,000,000	9,962,806
Sheffield Receivables Corp., 2.54%*, 1/10/2002	10,000,000	9,993,650
Sigma Finance, Inc., 2.08%*, 7/11/2002	10,000,000	9,889,644
Superior Funding Capital Corp., 1.8%*, 3/22/2002	10,000,000	9,960,000
Surrey Funding Corp., 2.1%*, 1/8/2002	10,000,000	9,995,917
Swedbank, Inc., 2.25%*, 4/16/2002	10,000,000	9,934,375
Swedish National Housing Finance Corp., 1.93%*, 2/1/2002	10,000,000	9,983,381
Thunder Bay Funding, Inc., 2.11%*, 1/24/2002	10,000,000	9,986,519
Variable Funding Corp., 2.58%*, 2/21/2002	10,000,000	9,963,450
Verizon Network Funding Corp., 2.36%*, 1/10/2002	10,000,000	9,994,100
WCP Funding, Inc., 1.85%*, 1/7/2002	10,000,000	9,996,915
Total Commercial Paper (Cost $473,552,027)		473,552,027
	Principal Amount ($)	Value ($)
Certificates Of Deposit 3.2%
American Express Centurion Bank, 2.081%, 11/6/2002	10,000,000	10,000,000
Comerica Bank, 1.8%, 10/28/2002	10,000,000	10,000,000
Total Certificates of Deposit (Cost $20,000,000)		20,000,000
	Principal Amount ($)	Value ($)
Repurchase Agreements 21.1%
J.P. Morgan Chase & Co., 1.82%, to be repurchased at $90,009,100 on 1/2/2002**	90,000,000	90,000,000
State Street Bank and Trust Company, 1.62%, to be repurchased at $42,174,795 on 1/2/2002**	42,171,000	42,171,000
Total Repurchase Agreements (Cost $132,171,000)		132,171,000
Total Investment Portfolio - 100.0% (Cost $625,723,027) (a)		625,723,027

Notes to Scudder Money Market Portfolio of Investments

* Annualized yield at time of purchase; not a coupon rate.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $625,723,027.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $625,723,027)	$ 625,723,027
Cash	975
Interest receivable	137,868
Receivable for Portfolio shares sold	45,608,572
Total assets	671,470,442
Liabilities
Dividends payable	361,451
Payable for Portfolio shares redeemed	112
Accrued management fee	272,618
Other accrued expenses and payables	136,670
Total liabilities	770,851
Net assets, at value	$ 670,699,591
Net Assets
Net assets consist of:
Accumulated net realized gain (loss)	3,191
Paid-in capital	670,696,400
Net assets, at value	$ 670,699,591
Net Asset Value and redemption price per share ($670,699,591 / 670,711,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 18,198,739
Expenses: Management fee	2,318,839
Custodian fees	16,786
Auditing	63,339
Legal	22,903
Trustees' fees and expenses	21,371
Reports to shareholders	38,312
Registration fees	26,502
Other	20,138
Total expenses, before expense reductions	2,528,190
Expense reductions	(1,848)
Total expenses, after expense reductions	2,526,342
Net investment income	15,672,397
Net realized gain (loss) from investments	9,357
Net increase (decrease) in net assets resulting from operations	$ 15,681,754

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 15,672,397	$ 14,182,564
Net realized gain (loss) on investment transactions	9,357	-
Net increase (decrease) in net assets resulting from operations	15,681,754	14,182,564
Distributions to shareholders from: Net investment income	(15,691,810)	(14,182,564)
Portfolio share transactions: Proceeds from shares sold	4,484,819,119	1,379,647,587
Reinvestment of distributions	16,051,939	14,051,715
Cost of shares redeemed	(4,108,987,621)	(1,345,972,420)
Net increase (decrease) in net assets from Portfolio share transactions	391,883,437	47,726,882
Increase (decrease) in net assets	391,873,381	47,726,882
Net assets at beginning of period	278,826,210	231,099,328
Net assets at end of period	$ 670,699,591	$ 278,826,210
Other Information
Shares outstanding at beginning of period	278,826,210	231,099,328
Shares sold	4,484,820,688	1,379,647,587
Shares issued to shareholders in reinvestment of distributions	16,051,939	14,051,715
Shares redeemed	(4,108,987,266)	(1,345,972,420)
Net increase (decrease) in Portfolio shares	391,885,361	47,726,882
Shares outstanding at end of period	670,711,571	278,826,210

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.037	.059	.050	.050	.050
Total from investment operations	.037	.059	.050	.050	.050
Less distributions from: Net investment income	(.037)	(.059)	(.050)	(.050)	(.050)
Total distributions	(.037)	(.059)	(.050)	(.050)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	3.75	6.10	4.84	5.15	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	671	279	231	152	100
Ratio of expenses (%)	.55	.58	.54	.54	.55
Ratio of net investment income (loss) (%)	3.39	5.94	4.77	5.02	5.14

Management Summary and Performance Update December 31, 2001

Scudder New Europe Portfolio

Markets around the globe declined for the bulk of the period as investors reacted to the deteriorating economic environment. Corporate profit expectations were ratcheted down, buffeted by the headwinds of falling investment spending and rising oil prices. Although European markets tracked the U.S. markets, the underlying fundamentals in Europe looked more solid. Europe was earlier in its economic cycle than the United States and was less exposed to market and economic excesses. Europe had been less burdened by the imbalances that characterize the U.S. financial system, such as the high levels of debt among consumers and corporations. Even so, by the second quarter, European companies began to preannounce profit shortfalls. Then, the shocking terrorist attacks on the United States shattered markets. European markets fell sharply in the days following the attack. However, the sharp contraction in equity prices and the aggressive and apparently coordinated interest rate cuts by the Federal Reserve, the Bank of England and even the reluctant European Central Bank served to establish a base for equity prices. Markets staged a recovery toward the end of the period.

For the 12-month period ended December 31, 2001, MSCI Europe Equity Index declined 19.90 percent, while Scudder New Europe Portfolio fell 29.86 percent. The portfolio suffered from its growth bias during this period when typical growth industries such as technology, media and telecom performed poorly overall. Several of our positions in commercial services and software also hurt performance due to their sensitivity to corporate spending pullbacks. As we move into 2002, we continue to expect a market punctuated by volatility and sector rotation, but overall we see several supporting factors, including relatively attractive valuations, the successful introduction of the euro, increasing confidence in the economic outlook and the ongoing restructuring of European companies as they adapt to their transforming landscape.

Carol L. Franklin
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder New Europe Portfolio from 5/5/1998 to 12/31/2001
-- Scudder New Europe Portfolio -- MSCI EAFE Index - - - MSCI Europe Equity Index

MSCI EAFE Index is a generally accepted benchmark for performance of major overseas markets. MSCI Europe Equity Index is an unmanaged index that is generally representative of the equity securities of the European markets. Beginning with the next semiannual report, the MSCI Europe Equity Index, which better accommodates the Portfolio's objective of seeking long-term capital appreciation through investment in European common stocks and other equities, will be shown instead of the MSCI EAFE Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder New Europe Portfolio	-29.86%	-9.11%	-9.84%	(Since 5/5/1998)

* The Portfolio commenced operations on May 5, 1998. Index comparisons begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Effective 5/1/2000 the Portfolio had name and investment objective changes: Kemper International Growth and Income Portfolio name was changed to Kemper New Europe Portfolio.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder New Europe Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Belgium 0.5%
Dexia* (Provider of municipal lending services)	9,320	83
Interbrew (Brewer of beers)	4,300	117,865
		117,948
Denmark 0.4%
Novo Nordisk AS* (Developer of diabetes care products)	2,300	94,094
Finland 3.5%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	21,300	549,858
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	26,400	338,404
		888,262
France 24.3%
Altran Technologies SA (Provider of technology consulting services)	5,171	233,929
Aventis SA (Manufacturer of life science products)	9,852	700,370
Banque Nationale de Paris SA (Provider of banking services)	5,983	535,991
Bouygues SA (Developer of large public projects, real estate, offshore oil platforms and energy network)	3,595	117,929
Compagnie de Saint-Gobain (Manufacturer of glass)	1,076	162,575
Credit Lyonnais SA (Provider of diversified banking services)	8,357	279,354
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and convenience stores)	1,587	122,580
France Telecom SA (Provider of telecommunication services)	7,845	313,987
Galeries Lafayette (Operator of department stores and supermarket chains)	669	91,181
Groupe Danone (Producer of food products)	3,068	374,670
Infogrames Entertainment SA* (Developer of interactive television and computer games)	5,492	66,580
Lafarge SA (Supplier of various building materials)	6,273	586,575
	Shares	Value ($)
Orange SA* (Provider of cellular telephone services)	33,292	302,107
PSA Peugeot Citroen (Manufacturer of automobiles and commercial vehicles)	6,102	259,728
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	7,754	579,218
Societe Generale "A" (Provider of banking services)	7,389	413,965
Suez SA* (Builder of water treatment plants)	9,903	300,136
Total Fina Elf SA "B" (Explorer, refiner, and transporter of oil and natural gas)	3,245	463,972
Vinci SA (Builder of roads, offerer of engineering and construction services)	3,809	223,583
		6,128,430
Germany 18.6%
Allianz AG (Provider of multiline insurance services)	1,292	305,772
Atlanta AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	5,931	295,537
BASF AG (Explorer and producer of oil, natural gas and chemicals)	6,965	259,830
Deutsche Bank AG (Registered) (Provider of financial services) (b)	2,469	174,529
Deutsche Boerse AG (Provider of financial services)	4,094	162,398
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	13,929	240,876
E.On AG (Distributor of oil and chemicals)	5,427	282,517
KarstadtQuelle AG (Operator of department stores)	7,475	292,515
Metro AG (Operator of building, clothing, electronic and food stores)	11,466	403,721
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services)	1,873	509,226
SAP AG (Manufacturer of computer software)	2,495	327,401
Schering AG (Producer of pharmaceuticals and industrial chemicals)	10,417	558,071
	Shares	Value ($)
Siemens AG (Manufacturer of electrical and electronic equipment)	6,800	453,705
Wella AG (Manufacturer of a variety of personal care products)	8,854	426,193
		4,692,291
Italy 4.8%
Assicurazioni Generali SpA (Provider of insurance and financial services)	12,300	342,084
ENI SpA (Provider of oilfield and engineering services)	23,750	298,084
Gruppo Coin SpA* (Operator of department stores)	3,740	30,505
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	10,600	118,866
Saipem SpA (Provider of offshore and onshore drilling services)	36,300	177,968
Telecom Italia Mobile SpA (Provider of cellular telecommunication services)	45,400	253,744
		1,221,251
Netherlands 6.6%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	7,400	330,807
ASM Lithography Holding NV* (Developer of photolithography projection systems)	10,600	184,441
Getronics NV (Provider of computer consulting and solution design services)	60,600	196,629
Royal Dutch Petroleum Co. (Provider of petroleum products)	5,360	271,863
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	9,487	304,864
Unilever NV (Manufacturer of packaged food and personal care products)	4,500	264,144
Vedior NV (Provider of temporary employment services)	10,100	121,272
		1,674,020
Portugal 0.7%
Portugal Telecom SGPS SA* (Provider of telecommunication services)	23,400	182,514
Spain 5.6%
Amadeus Global Travel Distribution SA* (Operator of a travel reservation system)	23,200	134,009
	Shares	Value ($)
Banco Popular Espanol SA (Provider of retail banking services)	16,610	546,051
Grupo Dragados SA (Provider of a range of civil and industrial services and infrastructure management)	23,180	310,560
Inditex* (Manufacturer and retailer of apparel)	11,100	211,842
Union Electrica Fenosa SA (Provider of electric utilities)	13,146	213,039
		1,415,501
Sweden 1.1%
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	49,800	271,636
Switzerland 5.5%
Credit Suisse Group* (Provider of various financial services, including investment and insurance services)	6,759	288,693
Nestle SA (Registered) (Producer and seller of food products)	1,865	398,293
Roche Holding AG (Developer of pharmaceutical and chemical products)	2,703	193,235
Swiss Re (Provider of reinsurance, insurance and banking services)	2,390	240,788
UBS AG* (Provider of commercial and investment banking services)	5,293	267,588
		1,388,597
United Kingdom 26.8%
Aegis Group PLC (Provider of independent media services)	196,598	266,228
Anglo American PLC (Producer of platinum)	10,101	153,111
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	47,640	249,033
BAE Systems PLC (Producer of military aircraft)	36,196	163,122
Barclays PLC (Provider of financial services)	16,850	558,178
BHP Billiton PLC (Operator of a company that provides mineral exploration and production)	26,395	134,134
BOC Group PLC (Producer of chemical products)	16,890	260,691
BP PLC (Provider of petroleum products)	44,607	346,845
Friends Provident PLC* (Manager of life assurance business)	15,725	45,794
	Shares	Value ($)
GlaxoSmithKline PLC (Developer of vaccines, health-related consumer products, prescriptions and OTC medicines)	21,915	549,817
J Sainsbury PLC (Distributor of food)	67,103	357,614
Misys PLC (Provider of computer support and data services)	58,256	275,686
Pearson PLC (Operator of a diversified media and entertainment holding company)	16,385	188,718
Powergen PLC (Provider of electric utilities)	537	5,904
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	55,274	458,762
Reuters Group PLC (Provider of international news and information)	27,846	275,717
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	19,112	366,229
Royal & Sun Alliance Insurance Group PLC (Operator of a multiline insurance holding company)	735	4,225
	Shares	Value ($)
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	18,943	461,186
Taylor Nelson Sofres PLC (Provider of market research services)	98,187	276,647
Tesco PLC (Operator of a food store)	113,240	410,573
Vodafone Group PLC (Provider of mobile telecommunication services)	371,733	972,952
		6,781,166
Total Common Stocks (Cost $23,953,607)		24,855,710

	Principal Amount ($)	Value ($)
Repurchase Agreements 1.6%
Salomon Smith Barney, 1.75% to be repurchased at $400,039 on 1/2/2002** (Cost $400,000)	400,000	400,000
Total Investment Portfolio - 100.0% (Cost $24,353,607) (a)		25,255,710

At December 31, 2001, the Scudder New Europe Portfolio had the following industry diversification:

Industry	Value	Percent
Financial	$ 5,254,771	20.8%
Manufacturing	3,249,441	12.9%
Communications	3,087,674	12.2%
Consumer Staples	2,276,893	9.0%
Health	1,711,901	6.8%
Service Industries	1,674,312	6.6%
Energy	1,558,732	6.2%
Consumer Discretionary	1,387,378	5.5%
Technology	1,378,436	5.4%
Other	3,276,172	13.0%
Total	24,855,710	98.4%
Money Market Instruments	400,000	1.6%
Total Investment Portfolio	$ 25,255,710	100.0%

Notes to Scudder New Europe Portfolio of Investments

* Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $25,522,318. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $266,608. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $780,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,046,651.
(b) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $24,353,607)	$ 25,255,710
Cash	1,136,224
Receivable for investments sold	15,514
Dividends receivable	12,988
Interest receivable	19
Receivable for Portfolio shares sold	3,660
Foreign taxes recoverable	22,984
Due from Advisor	13,788
Total assets	26,460,887
Liabilities
Payable for investments purchased	2,782,954
Payable for Portfolio shares redeemed	450,143
Other accrued expenses and payables	56,161
Total liabilities	3,289,258
Net assets, at value	$ 23,171,629
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	902,103
Foreign currency related transactions	(6,454)
Accumulated net realized gain (loss)	(6,106,102)
Paid-in capital	28,382,082
Net assets, at value	$ 23,171,629
Net Asset Value and redemption price per share ($23,171,629 / 3,512,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,436)	$ 242,316
Interest	52,572
Total Income	294,888
Expenses: Management fee	181,386
Custodian and accounting fees	250,951
Auditing	3,545
Legal	2,055
Trustee's fees and expenses	389
Reports to shareholders	7,396
Other	3,206
Total expenses, before expense reductions	448,928
Expense reductions	(245,585)
Total expenses, after expense reductions	203,343
Net investment income (loss)	91,545
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,827,532)
Foreign currency related transactions	(58,631)
(5,886,163)
Net unrealized appreciation (depreciation) during the period on: Investments	707,927
Foreign currency related transactions	(6,702)
701,225
Net gain (loss) on investment transactions	(5,184,938)
Net increase (decrease) in net assets resulting from operations	$ (5,093,393)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 91,545	$ 307,610
Net realized gain (loss) on investment transactions	(5,886,163)	(257,562)
Net unrealized appreciation (depreciation) on investment transactions during the period	701,225	(492,555)
Net increase (decrease) in net assets resulting from operations	(5,093,393)	(442,507)
Distributions to shareholders from: Net investment income	(345,868)	(23,685)
Net realized gains	-	(23,647)
Portfolio share transactions: Proceeds from shares sold	148,664,327	15,004,778
Reinvestment of distributions	345,868	47,332
Cost of shares redeemed	(133,885,378)	(7,752,735)
Net increase (decrease) in net assets from Portfolio share transactions	15,124,817	7,299,375
Increase (decrease) in net assets	9,685,556	6,809,536
Net assets at beginning of period	13,486,073	6,676,537
Net assets at end of period (including undistributed net investment income of $293,182 at December 31, 2000)	$ 23,171,629	$ 13,486,073
Other Information[a]
Shares outstanding at beginning of period	1,397,393	645,384
Shares sold	20,719,356	1,534,703
Shares issued to shareholders in reinvestment of distributions	44,351	4,572
Shares redeemed	(18,648,687)	(787,266)
Net increase (decrease) in Portfolio shares	2,115,020	752,009
Shares outstanding at end of period	3,512,413	1,397,393

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.35	$ 9.12	$ 10.00
Income (loss) from investment operations: Net investment income	.04[c]	.31[c]	.13[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(2.89)	(.95)	1.15	(.91)
Total from investment operations	(2.85)	(.64)	1.28	(.88)
Less distributions from: Net investment income	(.20)	(.03)	(.05)	-
Net realized gains on investment transactions	-	(.03)	-	-
Total distributions	(.20)	(.06)	(.05)	-
Net asset value, end of period	$ 6.60	$ 9.65	$ 10.35	$ 9.12
Total Return (%)[d]	(29.86)	(6.17)	14.09	(8.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	7	3
Ratio of expenses before expense reductions (%)	2.47	2.65	4.30	19.55*
Ratio of expenses after expense reductions (%)	1.12	1.14	1.10	1.13*
Ratio of net investment income (loss) (%)	.51	3.14	1.44	1.13*
Portfolio turnover rate (%)	237	105	146	100*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Small Cap Growth Portfolio

Technology stock declines weighed heavily on Scudder Small Cap Growth Portfolio's results in 2001. The portfolio fell 28.91 percent, much more than the Russell 2000 Growth Index, an unmanaged group of rapidly growing small-company stocks, which declined 9.23 percent for the year. We entered the year with a higher concentration in small technology stocks than the index, and reduced this in the spring and early summer to an underweight position.

In 2001, technology companies grappled with three problems: a huge inventory of unsold goods, large write-offs of sour investments and weak prospects for product demand. Steep declines in corporate capital spending plans reduced demand for software, telecom and semiconductor products, prompting analysts to slash earnings estimates for many stocks that fit our investment discipline. The result was that the short-term corporate profit picture for most technology companies grew grim amid a global economic slowdown. Technology stocks rebounded in the fourth quarter, even as securities analysts further slashed estimates, because earnings targets were set at more realistic levels. Currently, there are early signs of a broader economic recovery, and this may reenergize the technology-investing climate. Investors are beginning to conclude that the worst of the U.S. recession is over.

For 2001 as a whole, energy stocks were another area of weakness. We brought the portfolio's weighting down from 2000 levels amid a sharp decline in this sector's stock prices. Natural gas and oil prices peaked in early winter 2001 amid California's energy crisis and began to fall sharply as spring approached and the global economy weakened, reducing consumer and industrial demand for fuel.

For the year ahead, we expect to maintain a strong position in health care stocks. We believe small-cap pharmaceutical firms could do especially well with medicines tailored to a person's specific biochemistry and genetic makeup. Another area that we believe has the potential to do well in 2002 is financial stocks. Interest rates reached 40-year lows during the fourth quarter of 2001, boosting earnings prospects for financial stocks. Our focus within this sector remains property and casualty insurance companies, who appear well-positioned to benefit from an improved pricing environment.

J.C. Cabrera
Lead Portfolio Manager, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 5/2/1994 to 12/31/2001
-- Scudder Small Cap Growth Portfolio -- Russell 2000 Index - - - Russell 2000 Growth Index

The Russell 2000 Index is a capitalization- weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market capitalization of $591 million. The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends and is compiled by the Frank Russell Company.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Small Cap Growth Portfolio	-28.91%	-5.07%	6.33%	11.81%	(Since 5/2/1994)

* The Portfolio commenced operations on May 2, 1994. Index comparisons begin April 30, 1994.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 94.6%
Communications 1.6%
Telephone / Communications
Entercom Communications Corp.*	51,600	2,580,000
Remec, Inc.*	119,600	1,194,804
		3,774,804
Consumer Discretionary 7.9%
Apparel & Shoes 5.6%
Abercrombie & Fitch Co. "A"*	90,500	2,400,965
American Eagle Outfitters, Inc.*	105,200	2,753,084
Delia's Corp. "A"*	221,200	1,371,440
Foot Locker, Inc.*	116,700	1,826,355
Reebok International Ltd.*	84,300	2,233,950
Talbots, Inc.	31,300	1,134,625
Tommy Hilfiger Corp.*	92,500	1,271,875
		12,992,294
Department & Chain Stores 0.9%
Men's Wearhouse, Inc.*	99,200	2,048,480
Restaurants 0.0%
New World Restaurant Group, Inc.*	153	41
Specialty Retail 1.4%
Pier 1 Imports, Inc.	184,100	3,192,294
Consumer Staples 1.9%
Food & Beverage
Constellation Brands, Inc. "A"*	51,700	2,215,345
Performance Food Group Co.*	61,100	2,148,887
		4,364,232
Durables 0.4%
Aerospace
United Defense Industries, Inc.*	39,300	827,265
Energy 4.3%
Oil & Gas Production 3.7%
Cabot Oil & Gas Corp. "A"	18,500	444,925
Ocean Energy, Inc.	68,500	1,315,200
Patina Oil & Gas Corp.	66,300	1,823,250
Plains Resources, Inc.*	43,600	1,072,996
Swift Energy Co.*	75,000	1,515,000
Talisman Energy, Inc.	35,800	1,360,490
Vintage Petroleum, Inc.	78,800	1,138,660
		8,670,521
Oil / Gas Transmission 0.6%
Western Gas Resources, Inc.	38,300	1,237,856
	Shares	Value ($)
Financial 3.7%
Banks 1.1%
Texas Regional Bancshares, Inc. "A"	66,920	2,532,922
Consumer Finance 0.3%
Capital One Financial Corp.	14,600	787,670
Insurance 2.3%
HCC Insurance Holdings, Inc.	76,300	2,102,065
IPC Holdings Ltd.	52,600	1,556,960
Renaissance Retail Group Ltd.	18,200	1,736,280
		5,395,305
Health 26.4%
Biotechnology 6.9%
Enzon, Inc.*	25,300	1,423,884
Genentech, Inc.*	24,200	1,312,850
IDEC Pharmaceuticals Corp.*	35,300	2,433,229
ILEX Oncology, Inc.*	66,500	1,798,160
Invitrogen Corp.*	28,800	1,783,584
Ligand Pharmaceuticals "B"*	84,600	1,514,340
MedImmune, Inc.*	29,700	1,376,595
Sepracor, Inc.*	51,000	2,910,060
Transkaryotic Therapies, Inc.*	35,000	1,498,000
		16,050,702
Health Industry Services 2.6%
Covance, Inc.*	83,600	1,897,720
Davita, Inc.*	169,700	4,149,165
		6,046,885
Medical Supply & Specialty 2.2%
Edwards Lifesciences Corp.*	86,200	2,381,706
Renal Care Group, Inc.*	86,600	2,779,860
		5,161,566
Pharmaceuticals 14.7%
Biovail Corp.*	237,900	13,381,875
Caremark Rx, Inc.*	167,000	2,723,770
Celgene Corp.*	66,800	2,132,256
Charles River Laboratories International, Inc.*	41,200	1,379,376
Cubist Pharmaceuticals, Inc.*	79,300	2,851,628
CV Therapeutics, Inc.*	59,400	3,089,988
ICN Pharmaceuticals, Inc.	120,000	4,020,000
NPS Pharmaceuticals, Inc.*	115,674	4,430,314
		34,009,207
	Shares	Value ($)
Manufacturing 3.5%
Containers & Paper 2.5%
Packaging Corp. of America*	161,900	2,938,485
Pactiv Corp.*	160,400	2,847,100
		5,785,585
Office Equipment / Supplies 1.0%
DDi Corp.*	249,700	2,457,048
Media 3.3%
Advertising 1.0%
Lamar Advertising Co.*	53,200	2,252,488
Broadcasting & Entertainment 2.3%
Emmis Communications Corp. "A"*	104,400	2,468,016
Hispanic Broadcasting Corp.*	87,300	2,226,150
Regent Communications, Inc.*	95,800	646,650
		5,340,816
Metals and Minerals 1.0%
Steel & Metals
Precision Castparts Corp.	78,400	2,214,800
Service Industries 3.8%
EDP Services 1.5%
ChoicePoint Inc.*	70,550	3,576,180
Miscellaneous Commercial Services 2.3%
Metris Companies, Inc.	140,800	3,619,968
Plexus Corp. "N"*	62,600	1,662,656
		5,282,624
Technology 25.9%
Computer Software 9.8%
Actuate Corp.*	269,100	1,418,157
Business Objects SA (ADR)*	65,600	2,217,280
Centillium Communications, Inc.*	196,000	1,540,560
i2 Technologies, Inc.*	207,800	1,641,620
Informatica Corp.*	90,600	1,314,606
IONA Technologies PLC (ADR)*	88,900	1,804,670
MatrixOne, Inc.*	65,200	846,948
Netegrity, Inc.*	63,350	1,226,456
NetIQ Corp.*	30,796	1,085,867
Precise Software Solutions Ltd.*	69,800	1,442,068
Quest Software, Inc.*	83,000	1,835,130
Rational Software Corp.*	85,800	1,673,100
Stellent, Inc.*	103,100	3,047,636
Tricord Systems, Inc.*	49,800	59,760
Vignette Corp.*	297,400	1,597,038
		22,750,896
	Shares	Value ($)
Diverse Electronic Products 1.6%
Foundry Networks, Inc.*	76,000	619,400
McData Corp. "A"*	129,700	3,177,650
		3,797,050
EDP Peripherals 0.3%
Mercury Interactive Corp.*	20,300	689,794
Electronic Components / Distributors 2.1%
Agere Systems, Inc. "A"*	123,800	704,422
Applied Micro Circuits Corp.*	125,800	1,424,056
Marvell Technology Group Ltd.*	40,100	1,436,382
PMC-Sierra, Inc.*	60,200	1,279,852
		4,844,712
Precision Instruments 2.1%
Coherent, Inc.*	72,700	2,247,884
Finisar Corp.*	259,700	2,641,149
		4,889,033
Semiconductors 10.0%
Alpha Industries, Inc.*	82,900	1,807,220
Conexant Systems, Inc.*	192,800	2,768,608
Cree, Inc.*	116,200	3,423,252
Emulex Corp.*	81,300	3,212,163
Fairchild Semiconductor Corp.*	77,700	2,191,140
Kopin Corp.*	66,800	935,200
Pericom Semiconductor Corp.*	113,300	1,642,850
QLogic Corp.*	49,200	2,189,892
TriQuint Semiconductor, Inc.*	117,564	1,441,335
Vitesse Semiconductor Corp.*	173,200	2,158,072
Xilinx, Inc.*	38,500	1,503,425
		23,273,157
Utilities 2.1%
Electric Utilities
Covanta Energy Corp.*	147,100	664,892
Great Plains Energy, Inc.	46,600	1,174,320
Public Service Co. of New Mexico	36,600	1,022,970
UIL Holdings Corp.	19,600	1,005,480
WPS Resources Corp.	29,900	1,092,844
		4,960,506
Other 8.8%
iShares Russell 2000 Growth Index Fund	197,100	11,352,960
iShares Russell 2000 Index Fund	95,700	9,220,695
		20,573,655
Total Common Stocks (Cost $206,267,722)		219,780,388
	Shares	Value ($)
Preferred Stocks 0.6%
Communications 0.1%
Telephone / Communications
Convergent Networks, Inc.	113,149	187,827
Consumer Discretionary 0.2%
Specialty Retail
Applianceware LP*	218,659	0
Technology 0.3%
Computer Software
fusionOne	230,203	540,977
Planetweb, Inc. "E" (b)	137,868	96,508
		637,485
Total Preferred Stocks (Cost $4,599,990)		825,312
	Principal Amount ($)	Value ($)
Cash Equivalents 4.8%
Zurich Scudder Cash Management QP Trust, 2.05% (c) (Cost $11,276,396)	11,276,396	11,276,396
Total Investment Portfolio - 100.0% (Cost $222,144,108) (a)		231,882,096

Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $226,609,258. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $5,272,838. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,652,183 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,379,345.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at December 31, 2001 amounted to $96,508, which represents 0.04% of net assets. Information concerning such restricted securities at December 31, 2001 is as follows:
	Acquisition Date	Cost ($)
Planetweb, Inc. "E"	9/12/2000	750,002

(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $222,144,108)	$ 231,882,096
Cash	10,016
Receivable for investments sold	21,430
Dividends receivable	35,944
Interest receivable	25,049
Receivable for Portfolio shares sold	241,755
Total assets	232,216,290
Liabilities
Payable for investments purchased	82,737
Payable for Portfolio shares redeemed	95,564
Accrued management fee	133,545
Other accrued expenses and payables	54,516
Total liabilities	366,362
Net assets, at value	$ 231,849,928
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	9,737,988
Accumulated net realized gain (loss)	(98,213,029)
Paid-in capital	320,324,969
Net assets, at value	$ 231,849,928
Net Asset Value and redemption price per share ($231,849,928 / 18,115,952 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld $1,190)	$ 428,197
Interest	898,277
Total Income	1,326,474
Expenses: Management fee	1,542,283
Custodian fees	18,687
Auditing	28,287
Legal	11,737
Trustees' fees and expenses	5,591
Reports to shareholders	13,826
Other	3,859
Total expenses, before expense reductions	1,624,270
Expense reductions	(9,313)
Total expenses, after expense reductions	1,614,957
Net investment income (loss)	(288,483)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(77,718,558)
Written options	(1,724,542)
Foreign currency related transactions	(67)
(79,443,167)
Net unrealized appreciation (depreciation) during the period on investments	(7,240,482)
Net gain (loss) on investment transactions	(86,683,649)
Net increase (decrease) in net assets resulting from operations	$ (86,972,132)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (288,483)	$ (1,102,467)
Net realized gain (loss) on investment transactions	(79,443,167)	17,785,414
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,240,482)	(61,612,670)
Net increase (decrease) in net assets resulting from operations	(86,972,132)	(44,929,723)
Distributions to shareholders from: Net realized gains	(34,633,203)	(30,002,611)
Return of capital	(365,607)	-
Portfolio share transactions: Proceeds from shares sold	349,551,936	245,915,262
Reinvestment of distributions	34,998,810	30,002,611
Cost of shares redeemed	(331,756,115)	(164,561,314)
Net increase (decrease) in net assets from Portfolio share transactions	52,794,631	111,356,559
Increase (decrease) in net assets	(69,176,311)	36,424,225
Net assets at beginning of period	301,026,239	264,602,014
Net assets at end of period	$ 231,849,928	$ 301,026,239
Other Information[a]
Shares outstanding at beginning of period	13,908,178	9,970,060
Shares sold	25,358,987	9,386,132
Shares issued to shareholders in reinvestment of distributions	2,772,424	1,016,416
Shares redeemed	(23,923,637)	(6,464,430)
Net increase (decrease) in Portfolio shares	4,207,774	3,938,118
Shares outstanding at end of period	18,115,952	13,908,178

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.64	$ 26.54	$ 19.71	$ 19.69	$ 16.77
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.09)[b]	(.06)[b]	-	.04
Net realized and unrealized gain (loss) on investment transactions	(6.27)	(2.01)	6.89	3.42	4.88
Total from investment operations	(6.29)	(2.10)	6.83	3.42	4.92
Less distributions from: Net investment income	-	-	-	-	(.10)
Net realized gains on investment transactions	(2.52)	(2.80)	-	(3.40)	(1.90)
Return of capital	(.03)	-	-	-	-
Total distributions	(2.55)	(2.80)	-	(3.40)	(2.00)
Net asset value, end of period	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69
Total Return (%)	(28.91)	(10.71)	34.56	18.37	34.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	301	264	208	137
Ratio of expenses (%)	.68	.72	.71	.70	.71
Ratio of net investment income (loss) (%)	(.12)	(.34)	(.30)	(.01)	.20
Portfolio turnover rate (%)	143	124	208	276	330

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Small Cap Value Portfolio

The Scudder Small Cap Value Portfolio posted a strong double-digit return for the 12-month period ended December 31, outperforming the Russell 2000 Index by more than three percentage points. Going back to 1998 and 1999, the financial markets were quite speculative, and growth stocks had dominated value stocks. The stock market then endured several volatile periods during 2001: These came in the form of two "bear market rallies" where growth stocks jumped ahead of value stocks for two to three months at a time. The first such rally came in April and May 2001, and the second began in November. These growth rallies occurred against a backdrop of deteriorating corporate profits and a worsening U.S. economy. Over time, long-standing excesses in many growth stocks began to unwind, and value stocks rebounded strongly, as investors anticipated a turnaround in the U.S. economy during the second half of 2002. During 2001, stocks with the smallest market capitalization performed best.

The top performing sectors within small company value stocks as a group during the 12-month period were consumer discretionary, consumer staples and technology; the worst performers were energy, telecom/utilities and health care. The portfolio's overweight (compared with its benchmark) in technology and its underweight in telecom/utilities boosted performance during the period. In addition, stock selection within the health care, consumer staples and basic industry sectors helped performance. Over the past 12 months, the portfolio had a weighted average price-to-earnings ratio of 14.22x versus 17.38x for the Russell 2000 Value Index, and a monthly average market capitalization of $687 million, versus $900 million for the index. We remain focused on companies that we expect will have higher earnings growth rates with attractive fundamentals at low relative valuations.

Robert D. Tymoczko
Stephen Marsh
Co-Lead Portfolio Managers
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Value Portfolio from 5/1/1996 to 12/31/2001
-- Scudder Small Cap Value Portfolio -- Russell 2000 Index - - - Russell 2000 Value Index

The Russell 2000 Index is a capitalization- weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Beginning with the next semiannual report, the Russell 2000 Value Index, which better accommodates the Portfolio's objective of seeking long-term capital appreciation through investment in undervalued common stocks of small U.S. Companies, will be shown instead of Russell 2000 Index.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Small Cap Value Portfolio	17.63%	7.97%	6.34%	5.92%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparisons begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 95.4%
Communications 0.9%
Cellular Telephone 0.1%
U.S. Unwired, Inc. "A"*	26,100	265,698
Telephone / Communications 0.8%
CT Communications, Inc.	18,800	310,388
General Communication, Inc. "A"*	34,000	290,020
Hickory Tech Corp.	14,200	240,690
North Pittsburgh Systems, Inc.	19,300	357,050
Plantronics, Inc.*	9,400	241,016
Terayon Communication Systems, Inc.*	23,300	192,714
		1,631,878
Construction 6.1%
Building Materials 0.7%
Ameron, Inc.	2,900	200,680
Florida Rock Industries, Inc.	15,300	559,674
Pope & Talbot, Inc.	27,400	390,450
Universal Forest Products, Inc.	10,400	217,672
		1,368,476
Building Products 1.3%
Dal-Tile International, Inc.*	20,400	474,300
Emcore Group, Inc.*	22,800	1,035,120
Genlyte Group, Inc.*	15,400	458,304
Nortek, Inc.*	8,600	239,940
Pitt-Des Moines, Inc.	8,100	251,100
		2,458,764
Forest Products 0.5%
Louisiana-Pacific Corp.	61,800	521,592
Rayonier, Inc.	11,300	570,311
		1,091,903
Homebuilding 3.6%
Beazer Homes USA, Inc.*	15,800	1,156,086
Crossman Communities	15,600	514,800
KB Home	33,300	1,335,330
M/I Schottenstein Homes, Inc.	2,700	134,379
MDC Holdings, Inc.	18,216	688,383
Pulte Corp.	15,376	686,846
Ryland Group, Inc.	19,400	1,420,080
Standard Pacific Corp.	16,800	408,576
Toll Brothers, Inc.*	13,000	570,700
		6,915,180
Consumer Discretionary 10.2%
Apparel & Shoes 1.0%
Genesco, Inc.*	10,700	222,132
K-Swiss, Inc. "A"	10,900	362,425
	Shares	Value ($)
Phillips-Van Heusen Corp.	31,700	345,530
Stride Rite Corp.	79,000	517,450
The Buckle, Inc.*	18,200	405,860
		1,853,397
Department & Chain Stores 2.2%
Burlington Coat Factory Warehouse Corp.	14,000	235,200
Casey's General Stores, Inc.	24,100	359,090
Cato Corp.	26,300	497,070
Charming Shoppes, Inc.*	114,900	610,119
Deb Shops, Inc.	14,700	356,475
Dillard's, Inc.	43,800	700,800
Dress Barn, Inc.*	21,800	545,218
Longs Drug Stores, Inc.	26,300	614,894
ShopKo Stores, Inc.*	22,600	214,700
		4,133,566
Home Furnishings 0.1%
Haverty Furniture Co., Inc.	15,400	254,870
Hotels & Casinos 0.5%
Alliance Gaming Corp.*	11,100	326,229
Aztar Corp.*	22,300	408,090
Prime Hospitality Corp.*	26,500	292,825
		1,027,144
Recreational Products 0.9%
Acclaim Entertainment, Inc.*	90,400	479,120
Handleman Co.*	31,100	461,835
Winnebago Industries, Inc.	13,500	498,690
WMS Industries, Inc.*	15,800	316,000
		1,755,645
Restaurants 2.2%
Applebee's International, Inc.	9,200	314,640
CBRL Group, Inc.	49,600	1,460,224
Landry's Restaurants, Inc.	16,900	315,185
O'Charley's, Inc.*	24,100	446,091
Ruby Tuesday, Inc.	26,400	544,632
Ryan's Family Steak Houses, Inc.*	53,500	1,158,275
		4,239,047
Specialty Retail 3.3%
Circuit City Stores, Inc. - CarMax Group*	22,200	504,828
Fossil, Inc.*	22,000	462,000
Friedman's, Inc. "A"	21,700	182,714
Jakks Pacific, Inc.*	42,300	801,585
Michaels Stores, Inc.*	36,600	1,205,970
The Topps Co., Inc.*	60,100	730,215
Toro Co.	11,200	504,000
Trans World Entertainment Corp.*	45,400	345,040
	Shares	Value ($)
Zale Corp.*	38,600	1,616,568
		6,352,920
Consumer Staples 5.5%
Alcohol & Tobacco 0.7%
Schweitzer-Mauduit International, Inc.	16,900	401,375
Universal Corp.	27,300	993,993
		1,395,368
Consumer Electronic and Photographic 0.6%
York International Corp.	32,800	1,250,664
Consumer Specialties 0.1%
Russ Berrie & Co., Inc.	7,900	237,000
Food & Beverage 3.9%
Bob Evans Farms, Inc.	35,500	872,235
Corn Products International, Inc.	29,100	1,025,775
Flowers Foods, Inc.*	5,200	207,584
Fresh Del Monte Produce, Inc.*	15,900	239,295
Great Atlantic & Pacific Tea Co., Inc.	31,300	744,314
International Multifoods Corp.	22,300	532,970
J & J Snack Foods Corp.*	18,600	454,770
Jack in the Box, Inc.*	13,900	382,806
Lance, Inc.	50,700	724,503
Nash-Finch Co.	16,400	510,040
Performance Food Group Co.*	25,200	886,284
Pilgrim's Pride Corp.	50,100	678,855
Wild Oats Markets, Inc.*	19,000	188,670
		7,448,101
Textiles 0.2%
Nautica Enterprises, Inc.*	29,800	381,142
Durables 4.7%
Aerospace 1.0%
Alliant Techsystems, Inc.*	15,550	1,200,460
GenCorp, Inc.	27,700	390,847
Kaman Corp. "A"	18,900	294,840
		1,886,147
Automobiles 1.5%
Borg-Warner Automotive, Inc.	16,300	851,675
Dura Automotive Systems, Inc.*	28,100	309,100
Group 1 Automotive, Inc.*	16,500	470,415
Oshkosh Truck Corp.	15,750	767,813
Sonic Automotive, Inc.*	22,000	515,680
		2,914,683
Construction / Agricultural Equipment 0.9%
NACCO Industries, Inc. "A"	5,300	300,987
	Shares	Value ($)
Stewart & Stevenson Services, Inc.	53,300	1,002,573
Terex Corp.*	23,600	413,944
		1,717,504
Leasing Companies 0.7%
Dollar Thrifty Automotive Group, Inc.*	38,600	598,300
IKON Office Solutions, Inc.	70,900	828,821
		1,427,121
Telecommunications Equipment 0.2%
Andrew Corp.*	19,600	429,044
Tires 0.4%
Cooper Tire & Rubber Co.	46,300	738,948
Energy 1.6%
Oil & Gas Production 0.8%
Cabot Oil & Gas Corp. "A"	16,400	394,420
Key Production Co., Inc.*	21,600	367,200
Patina Oil & Gas Corp.	17,100	470,250
Penn Virginia Corp.	10,400	354,640
		1,586,510
Oil Companies 0.6%
Houston Exploration Co.*	6,900	231,702
Stone Energy Corp.*	6,199	244,861
The Laclede Group, Inc.	27,600	659,640
		1,136,203
Oilfield Services / Equipment 0.2%
Seitel, Inc.*	33,900	461,040
Financial 26.8%
Banks 11.7%
BankAtlantic Bancorp, Inc. "A"	68,100	625,158
BankUnited Financial Corp. "A"*	31,200	463,320
Banner Corp.	13,640	230,652
BOK Financial Corp.*	7,700	242,627
Coastal Bancorp, Inc.	15,100	436,390
Corus Bankshares, Inc.	8,500	385,900
Dime Community Bancshares	29,250	820,755
Downey Financial Corp.	26,100	1,076,625
First Citizens Bancshares, Inc. "A"	7,000	684,250
First Federal Capital Corp.	27,200	427,040
First Federal Financial Corp.*	28,300	725,329
First Financial Holdings, Inc.	10,300	248,951
First Indiana Corp.	12,500	273,875
First Republic Bank*	28,400	685,860
First Sentinel Bancorp, Inc.	12,400	155,248
First Source Corp.	13,940	288,558
Firstbank Corp.	5,700	162,450
Flagstar Bancorp, Inc.	13,000	261,690
	Shares	Value ($)
Flushing Financial Corp.	34,500	614,100
GBC Bancorp	21,600	637,200
Glacier Bancorp, Inc.	7,700	160,314
Greater Bay Bancorp	32,000	914,560
Hancock Holding Co.	11,600	499,264
Harbor Florida Bancshares, Inc.	13,400	227,800
IBERIABANK Corp.	2,900	80,388
Independence Community Bank Corp.	62,000	1,411,120
Independent Bank Corp.	10,300	221,347
International Bancshares Corp.	5,575	234,986
Irwin Financial Corp.	48,500	824,500
Local Financial Corp.*	32,200	450,478
MAF Bancorp, Inc.	24,900	734,550
Mississippi Valley Bancshares, Inc.	4,300	168,560
OceanFirst Financial Corp.	10,000	241,600
PFF Bancorp, Inc.	23,100	637,560
Provident Bankshares Corp.	35,400	860,220
Quaker City Bancorp, Inc.*	9,100	271,635
Republic Bancorp, Inc.	26,840	371,734
Sandy Spring Bancorp, Inc.	13,200	420,552
Silicon Valley Bancshares*	45,600	1,218,888
Simmons First National Corp. "A"	1,300	41,795
St. Francis Capital Corp.	15,400	356,202
Staten Island Bancorp, Inc.	67,800	1,105,818
Texas Regional Bancshares, Inc.	8,400	317,940
W Holding Co., Inc.	36,200	586,440
Waypoint Financial Corp.	14,600	220,168
Westcorp, Inc.	13,200	246,444
Wintrust Financial Corp.	8,100	247,617
		22,518,458
Consumer Finance 0.4%
Thornburg Mortgage Asset Corp.	35,500	699,350
Insurance 4.8%
Alfa Corp.	32,100	720,324
American Physicians Capital, Inc.*	8,300	180,525
AmerUS Group, Inc.	32,300	1,157,632
First American Financial Co.	57,800	1,083,172
Harleysville Group, Inc.	23,500	561,415
National Western Life Insurance Co.*	2,900	322,480
Ohio Casualty Corp.	54,900	881,145
Philadelphia Consolidated Holding Corp.*	16,300	614,673
PMA Capital Corp.	12,900	248,970
RLI Corp.	10,600	477,000
Selective Insurance Group, Inc.	25,400	551,942
	Shares	Value ($)
State Auto Financial Corp.	12,800	207,872
Stewart Information Services Corp.	37,500	740,625
The Midland Co.	8,900	389,820
Triad Guaranty, Inc.*	5,800	210,366
UICI*	24,100	325,350
Universal American Financial Corp.*	15,000	101,850
White Mountains Insurance Group, Inc.	1,600	556,800
		9,331,961
Other Financial Companies 1.0%
R & G Financial Corp.	20,300	347,942
SWS Group, Inc.	35,505	903,602
The South Financial Group, Inc.	13,600	241,400
UMB Financial Corp.	9,240	369,600
		1,862,544
Real Estate 8.9%
Amli Residential Properties Trust (REIT)	8,600	216,892
Annaly Mortgage Management, Inc. (REIT)	56,000	896,000
Anthracite Capital, Inc.	45,300	497,847
Brandywine Realty Trust (REIT)	30,000	632,100
CBL & Associates Properties, Inc.	32,500	1,023,750
Commercial Net Lease Realty (REIT)	15,900	206,700
Developers Diversified Realty Corp.	35,100	670,410
Equity Inns, Inc. (REIT)	44,700	295,914
Glimcher Realty Trust (REIT)	27,600	519,708
Health Care REIT, Inc. (REIT)	23,800	579,530
HealthCare Realty Trust, Inc.	29,800	834,400
Highwoods Properties, Inc. (REIT)	45,800	1,188,510
HRPT Properties Trust (REIT)	97,300	842,618
IndyMac Mortgage Holdings, Inc. (REIT)*	61,000	1,426,180
IRT Property Co. (REIT)	12,800	135,680
Kramont Realty Trust	14,900	217,540
Lexington Corporate Properties Trust	31,100	482,050
LNR Property Corp.	19,900	620,482
Meristar Hospitality Corp.	43,400	616,280
National Health Investors, Inc. (REIT)	53,200	787,360
Pan Pacific Retails Properties, Inc.	29,500	847,240
Pennsylvania Real Estate Investment Trust (REIT)	20,100	466,320
Prentiss Properties Trust	33,200	911,340
Prime Group Realty Trust (REIT)	58,600	540,878
SL Green Realty Corp. (REIT)	28,500	875,235
	Shares	Value ($)
Taubman Centers, Inc.	61,000	905,850
		17,236,814
Health 4.4%
Biotechnology 0.3%
Bio-Rad Laboratories, Inc. "A"*	7,800	493,740
Health Industry Services 2.0%
Beverly Enterprises, Inc.*	34,800	299,280
DVI, Inc.*	9,700	166,840
Hooper Holmes, Inc.	23,600	211,220
Mid Atlantic Medical Services, Inc.*	43,000	976,100
NDCHealth Corp.	19,900	687,545
PAREXEL International Corp.*	16,800	241,080
Rightchoice Managed Care, Inc.*	6,800	475,932
Sybron Dental Specialties, Inc.*	11,400	246,012
Syncor International Corp.*	19,600	561,344
		3,865,353
Hospital Management 0.8%
Coventry Health Care, Inc.*	37,700	752,115
Province Healthcare Co.*	14,200	438,212
Triad Hospitals, Inc.*	10,270	301,425
		1,491,752
Medical Supply & Specialty 1.2%
Conmed Corp.	38,100	760,476
Cooper Companies, Inc.	14,300	714,714
INAMED Corp.*	16,100	484,127
Invacare Corp.	11,800	397,778
		2,357,095
Pharmaceuticals 0.1%
Accredo Health, Inc.	6,700	265,990
Manufacturing 9.2%
Chemicals 0.6%
A. Schulman, Inc.	24,900	339,884
Albermarle Corp.	24,200	580,800
Arch Chemicals, Inc.	9,200	213,440
		1,134,124
Containers & Paper 1.7%
Chesapeake Corp.	30,500	848,205
Glatfelter	42,000	654,360
Ivex Packaging Corp.*	20,900	397,100
Owens-Illinois, Inc.*	35,500	354,645
Silgan Holdings, Inc.*	36,600	957,456
		3,211,766
Diversified Manufacturing 2.0%
Ball Corp.	20,000	1,414,000
	Shares	Value ($)
Briggs & Stratton Corp.	18,300	781,410
Cascade Natural Gas Corp.	23,400	515,970
Griffon Corp.	33,110	496,650
Myers Industries, Inc.	50,392	687,851
		3,895,881
Electrical Products 0.1%
Dycom Industries, Inc.*	17,100	285,741
Industrial Specialty 1.3%
A.O. Smith Corp.	44,100	859,950
Albany International Corp. "A"	18,500	401,450
H.B. Fuller Co.	25,200	725,004
Spartech Corp.	16,400	337,020
		2,323,424
Machinery / Components / Controls 2.2%
American Axle & Manufacturing Holdings, Inc.*	18,400	393,392
Astec Industries, Inc.*	30,300	438,138
CIRCOR International, Inc.	10,500	193,725
ESCO Technologies, Inc.*	8,500	293,165
Intermet Corp.	61,600	206,360
JLG Industries, Inc.	18,600	198,090
Mueller Industries, Inc.*	12,400	412,300
Penn Engineering & Manufacturing Corp.	11,800	197,650
Polaris Industries, Inc.	16,100	929,775
Tecumseh Products Co. "A"	8,700	440,481
Watts Industries, Inc. "A"	38,000	570,000
		4,273,076
Office Equipment / Supplies 0.9%
Checkpoint Systems, Inc.*	31,800	426,120
United Stationers, Inc.*	40,200	1,352,730
		1,778,850
Wholesale Distributors 0.4%
Owens & Minor, Inc.	28,100	519,850
WESCO International, Inc.*	54,800	271,260
		791,110
Media 0.5%
Advertising 0.1%
ADVO, Inc.*	6,700	288,100
Broadcasting & Entertainment 0.2%
XM Satellite Radio Holdings, Inc.*	24,600	451,656
Print Media 0.2%
Electronics for Imaging, Inc.*	15,900	354,729
Metals and Minerals 0.7%
Steel & Metals
AK Steel Holding Corp.	22,900	260,602
Quanex Corp.	26,100	738,630
	Shares	Value ($)
Steel Dynamics, Inc.*	22,700	263,547
		1,262,779
Other 2.9%
iShares Russell 2000 Index Fund	57,700	5,559,395
Service Industries 5.3%
EDP Services 0.4%
Pomeroy Computer Resources, Inc.*	27,300	368,550
VeriSign, Inc.*	9,021	343,159
		711,709
Environmental Services 0.7%
Harsco Corp.	26,200	898,660
URS Corp.*	19,500	534,495
		1,433,155
Investment 0.5%
Raymond James Financial, Inc.	25,100	891,552
Miscellaneous Commercial Services 2.4%
Arbitron, Inc.*	20,800	710,320
Integrated Electrical Services, Inc.*	73,400	375,808
Kelly Services, Inc. "A"	28,600	626,054
MCSi, Inc.*	38,300	898,135
Modis Professional Services, Inc.*	136,500	974,610
Navigant International, Inc.*	21,600	247,320
Syntel, Inc.*	24,800	320,664
Volt Information Sciences, Inc.*	15,900	271,890
Wilsons Leather Experts, Inc.*	22,400	255,584
		4,680,385
Miscellaneous Consumer Services 0.6%
CDI Corp.*	14,800	281,200
Sovran Self Storage, Inc.	19,900	619,885
Stewart Enterprises, Inc.	34,100	204,259
		1,105,344
Printing / Publishing 0.7%
John H. Harland Co.	27,500	607,750
Mail-Well, Inc.*	65,600	268,960
Wallace Computer Services, Inc.	20,300	385,497
		1,262,207
Technology 7.7%
Computer Software 2.0%
Advanced Digital Information Corp.*	19,600	314,384
Advent Software, Inc.*	4,200	209,790
Borland Software Corp.*	34,200	535,572
Factset Research Systems, Inc.	13,100	457,845
MTS Systems Corp.	17,300	174,903
	Shares	Value ($)
NUI Corp.	29,800	706,260
Progress Software Corp.*	53,700	927,936
Sykes Enterprises, Inc.*	19,300	180,262
Verity, Inc.*	13,900	281,475
		3,788,427
Diverse Electronic Products 0.3%
Cable Design Technologies Corp.*	20,250	277,020
Esterline Technologies Corp.*	12,500	200,125
Vialta, Inc. "A"*	12,529	15,536
		492,681
EDP Peripherals 0.6%
Gerber Scientific, Inc.	22,700	211,110
Zoran Corp.*	30,200	985,728
		1,196,838
Electronic Components / Distributors 1.7%
Adaptec, Inc.*	35,100	508,950
Audiovox Corp. "A"*	27,100	202,166
CTS Corp.	13,600	216,240
Imation Corp.*	45,900	990,522
Interlogix, Inc.*	10,500	406,035
Pioneer-Standard Electronics, Inc.	40,200	510,540
Rogers Corp.*	6,300	190,890
Vishay Intertechnology, Inc.*	17,340	338,130
		3,363,473
Office / Plant Automation 0.7%
CACI International, Inc.*	19,600	773,906
FileNet Corp.*	13,300	269,857
Novell, Inc.*	74,800	343,332
		1,387,095
Precision Instruments 0.9%
ADTRAN, Inc.*	15,400	393,008
Credence Systems Corp.*	50,300	934,071
Moog, Inc. "A"*	16,200	353,160
		1,680,239
Semiconductors 1.2%
Alliance Semiconductor Corp.*	30,800	372,064
Avnet, Inc.	8,961	228,237
ESS Technology, Inc.*	37,900	805,754
Exar Corp.*	12,800	266,880
Integrated Silicon Solution*	29,300	358,632
Pericom Semiconductor Corp.*	15,900	230,550
		2,262,117
Miscellaneous 0.3%
Minerals Technologies, Inc.	12,700	592,328
	Shares	Value ($)
Transportation 3.6%
Marine Transportation 0.3%
Overseas Shipholding Group, Inc.	27,800	625,500
Railroads 0.5%
Kansas City Southern Industries, Inc.*	18,100	255,753
Trinity Industries, Inc.	26,500	720,005
		975,758
Trucking 2.8%
Arkansas Best Corp.*	36,600	1,054,812
ArvinMeritor, Inc.	47,200	927,008
J.B. Hunt Transport Services, Inc.	25,200	584,640
Roadway Corp.	23,300	855,110
USFreightways Corp.	35,100	1,102,140
Yellow Corp.	34,000	853,400
		5,377,110
Utilities 5.3%
Electric Utilities 3.5%
Anixter International, Inc.*	38,300	1,111,083
Black Hills Corp.	7,400	250,416
CH Energy Group, Inc.	15,500	673,785
Cleco Corp.	21,200	465,764
El Paso Electric Co.*	52,600	762,700
	Shares	Value ($)
Northwestern Corp.	15,000	315,750
Public Service Co. of New Mexico	33,400	933,530
UIL Holdings Corp.	22,800	1,169,640
WPS Resources Corp.	28,200	1,030,710
		6,713,378
Natural Gas Distribution 1.8%
Energen Corp.	23,800	586,670
ONEOK, Inc.	25,200	449,568
Peoples Energy Corp.	27,700	1,050,661
South Jersey Industries, Inc.	11,200	365,120
Southwest Gas Corp.	15,400	344,190
UGI Corp.	20,600	622,120
		3,418,329
Total Common Stocks (Cost $163,470,659)		184,049,276
	Principal Amount ($)	Value ($)
Cash Equivalents 4.6%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $8,932,824)	8,932,824	8,932,824
Total Investment Portfolio - 100.0% (Cost $172,403,483) (a)		192,982,100

Notes to Scudder Small Cap Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $172,778,974. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $20,203,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,954,098 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,750,972.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $172,403,483)	$ 192,982,100
Cash	10,000
Dividends receivable	322,930
Interest receivable	11,918
Receivable for Portfolio shares sold	619,936
Total assets	193,946,884
Liabilities
Payable for investments purchased	11,890
Payable for Portfolio shares redeemed	51,145
Accrued management fee	118,390
Other accrued expenses and payables	31,218
Total liabilities	212,643
Net assets, at value	$ 193,734,241
Net Assets
Net assets consist of: Undistributed net investment income (loss)	931,611
Net unrealized appreciation (depreciation) on: Investments	20,578,617
Accumulated net realized gain (loss)	(3,808,552)
Paid-in capital	176,032,565
Net assets, at value	$ 193,734,241
Net Asset Value and redemption price per share ($193,734,241 / 14,668,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $148)	$ 1,676,504
Interest	215,555
Total Income	1,892,059
Expenses: Management fee	908,139
Custodian fees	10,894
Auditing	17,720
Legal	4,864
Trustees' fees and expenses	4,251
Reports to shareholders	8,897
Other	3,311
Total expenses, before expense reductions	958,076
Expense reductions	(1,267)
Total expenses, after expense reductions	956,809
Net investment income (loss)	935,250
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	809,129
Net unrealized appreciation (depreciation) during the period on investments	19,332,255
Net gain (loss) on investment transactions	20,141,384
Net increase (decrease) in net assets resulting from operations	$ 21,076,634

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 935,250	$ 128,161
Net realized gain (loss) on investment transactions	809,129	5,269,539
Net unrealized appreciation (depreciation) on investment transactions during the period	19,332,255	(2,407,889)
Net increase (decrease) in net assets resulting from operations	21,076,634	2,989,811
Distributions to shareholders from: Net investment income	-	(485,490)
Portfolio share transactions: Proceeds from shares sold	110,669,303	11,276,061
Reinvestment of distributions	-	485,490
Cost of shares redeemed	(21,981,570)	(25,489,438)
Net increase (decrease) in net assets from Portfolio share transactions	88,687,733	(13,727,887)
Increase (decrease) in net assets	109,764,367	(11,223,566)
Net assets at beginning of period	83,969,874	95,193,440
Net assets at end of period (including undistributed net investment income of $931,611 and accumulated distribution in excess of net investment income of $3,639, respectively)	$ 193,734,241	$ 83,969,874
Other Information[a]
Shares outstanding at beginning of period	7,479,350	8,773,727
Shares sold	9,043,257	1,059,307
Shares issued to shareholders in reinvestment of distributions	-	44,942
Shares redeemed	(1,854,400)	(2,398,626)
Net increase (decrease) in Portfolio shares	7,188,857	(1,294,377)
Shares outstanding at end of period	14,668,207	7,479,350

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.23	$ 10.85	$ 10.65	$ 12.27	$ 10.19
Income (loss) from investment operations: Net investment income	.09[b]	.02[b]	.07[b]	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.89	.42	.23	(1.41)	2.06
Total from investment operations	1.98	.44	.30	(1.32)	2.18
Less distributions from: Net investment income	-	(.06)	(.10)	-	(.10)
Net realized gains on investment transactions	-	-	-	(.30)	-
Total distributions	-	(.06)	(.10)	(.30)	(.10)
Net asset value, end of period	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27
Total Return (%)	17.63	4.05	2.80	(11.25)	21.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	84	95	102	76
Ratio of expenses before expense reductions (%)	.79	.82	.84	.80	.84
Ratio of expenses after expense reductions (%)	.79	.82	.83	.80	.84
Ratio of net investment income (loss) (%)	.77	.15	.69	1.15	1.18
Portfolio turnover rate (%)	57	36	72	43	22

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

Scudder Strategic Income Portfolio

The Scudder Strategic Income Portfolio provided a total return of 5.23 percent for the year ended December 31, 2001, compared with an 8.50 percent return for its benchmark, the Lehman Brothers Government/Corporate Index, but ahead of the 3.64 percent return for the average multisector income fund as tracked by Lipper, Inc.

The primary factor affecting performance was the portfolio's emerging-markets exposure. As emerging markets rallied early in the year, the portfolio benefited from rising prices on the debt. Then, as fundamentals in Argentina deteriorated, we eliminated our holdings in Argentina. This helped the portfolio avoid much of the damage caused by the general sell-off in Latin America. While the portfolio continues to hold emerging markets, we remain in higher quality holdings in an effort to maintain attractive yields while seeking to reduce price volatility.

In the high-yield market, we entered the year fairly positive on the outlook for lower interest rates and a rebound in the economy by the second or third quarter. As a result, we maintained our holdings in high-yield U.S. securities, which we believed would benefit from the expected recovery. That strategy worked well for the portfolio until September. Performance was hurt in September because of our overweight position in high-yield securities. However, we decided not to make any major changes because we thought the downward move was behind us. That decision helped the portfolio in October and November as the high-yield market rebounded on early signs that the economy was beginning to recover.

Although we believe we will see signs of recovery in 2002, we have become more cautious regarding overall credit quality. Accordingly, we have emphasized corporate securities that we believe to be less sensitive to changes in the economy. Also, we will continue to watch the situation in Argentina closely. Until the outlook there begins to stabilize, we intend to retain our cautious emerging-markets exposure.

J. Patrick Beimford and Jan C. Faller
Co-Lead Portfolio Managers, Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2001
-- Scudder Strategic Income Portfolio -- Salomon Brothers World Government Bond Index - - - Lehman Brothers Government / Corporate Bond Index

The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from 18 developed countries (including the U.S.) with maturities greater than one year. Lehman Brothers Government / Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
Scudder Strategic Income Portfolio	5.23%	.54%	3.24%	(Since 5/1/1997)

* The Portfolio commenced operations on May 1, 1997. Index comparisons begin April 30, 1997.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Effective 5/1/2000 the portfolio had name and investment objective changes: Kemper Global Income Portfolio name was changed to Kemper Strategic Income Portfolio.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Strategic Income Portfolio

	Principal Amount ($)	Value ($)
Foreign Bonds - U.S.$ Denominated 10.0%
Government of Jamaica, 11.625%, 1/15/2022	300,000	291,000
11.75%, 5/15/2011	190,000	197,125
Ministry Finance Russia, 3.0%, 5/14/2006	170,000	119,000
Republic of Bulgaria: Interest Arrears Bond, Series PDI, LIBOR plus .8125%, (4.563%), 7/28/2011	74,250	64,969
Interest Arrears Bond, Series RPDI, LIBOR plus .8125%, (4.563%), 7/28/2011	52,470	45,911
Collateralized Discount Bond, Series A, LIBOR plus .8125%, (4.563%), 7/28/2024	100,000	88,875
Republic of Colombia, 9.75%, 4/23/2009	182,000	186,095
Republic of Panama: Interest Reduction Bond, 4.75%, 7/17/2014	120,370	106,904
10.75%, 5/15/2020	80,000	85,200
Republic of the Philippines, 10.625%, 3/16/2025	130,000	127,400
Republic of Venezuela, 9.25%, 9/15/2027	150,000	94,500
Russian Federation: Series 144A, Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	180,000	104,400
Series REGS, Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	125,000	72,500
8.25%, 3/31/2010	100,000	87,000
10.0%, 6/26/2007	40,000	39,500
United Mexican States: 11.375%, 9/15/2016	115,000	146,510
11.5%, 5/15/2026	125,000	154,125
Total Foreign Bonds - U.S.$ Denominated (Cost $1,872,596)		2,011,014

Foreign Bonds - Non U.S.$ Denominated 12.3%
European Investment Bank, 2.125%, 9/20/2007	JPY 59,000,000	486,567
Federal Republic of Germany, 6.25%, 1/4/2024	EUR 180,000	176,845
	Principal Amount ($)	Value ($)
French Treasury Note, 4.5%, 7/12/2003	EUR 200,000	180,776
KFW International Finance, 1.75%, 3/23/2010	JPY 52,000,000	418,773
Government of Canada, 7.25%, 6/1/2007	CAD 850,000	593,970
Government of Germany Obligation, 5%, 11/12/2002	EUR 250,000	226,014
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011	EUR 180,000	158,031
United Kingdom Treasury Bond:
7.75%, 9/8/2006	GBP 50,000	80,573
9.0%, 7/12/2011	GBP 85,000	160,156
Total Foreign Bonds - Non U.S.$ Denominated (Cost $2,571,771)		2,481,705

U.S. Government & Agencies 48.3%
U.S. Treasury Note: 5.5%, 3/31/2003	1,000,000	1,038,590
5.625%, 12/31/2002	325,000	336,375
6.5%, 2/15/2010	1,600,000	1,756,256
6.5%, 10/15/2006	3,125,000	3,398,438
7.25%, 5/15/2004	1,000,000	1,087,970
U.S. Treasury Bond, 8.5%, 2/15/2020	1,635,000	2,139,038
Total U.S. Government & Agencies (Cost $9,808,415)		9,756,667

U.S. Government Agency Pass-Thrus 6.6%
Federal National Mortgage Association, 7.5%, 10/1/2030 (Cost $1,295,819)	1,300,492	1,342,823

Short-Term Investments 22.8%
Federal Home Loan Bank, 1.47%*, 1/2/2002 (Cost $4,599,812)	4,600,000	4,599,812

Cash Equivalents 0.0%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $7,085)	7,085	7,085
Total Investment Portfolio -- 100.0% (Cost $20,155,498) (a)		20,199,106

Notes to Scudder Strategic Income Portfolio of Investments

* Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $20,182,358. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $16,748. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $311,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $294,812.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
Currency Abbreviation
EUR	Euro	JPY	Japanese Yen	CAD	Canadian Dollars	GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $20,155,498)	$ 20,199,106
Cash	113,713
Foreign currency, at value (cost $32,739)	32,146
Dividends receivable	3,288
Interest receivable	243,622
Receivable for Portfolio shares sold	100,210
Unrealized appreciation on forward currency exchange contracts	74,467
Total assets	20,766,552
Liabilities
Payable for investments purchased	7,085
Payable for Portfolio shares redeemed	59
Unrealized depreciation on forward currency exchange contracts	10,894
Accrued management fee	11,345
Other accrued expenses and payables	6,492
Total liabilities	35,875
Net assets, at value	$ 20,730,677
Net Assets
Net assets consist of: Undistributed net investment income	755,423
Net unrealized appreciation (depreciation) on: Investments	43,608
Foreign currency related transactions	62,620
Accumulated net realized gain (loss)	(459,378)
Paid-in capital	20,328,404
Net assets, at value	$ 20,730,677
Net Asset Value and redemption price per share ($20,730,677 / 2,018,991 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends	$ 24,188
Interest	766,427
Total Income	790,615
Expenses: Management fee	94,858
Custodian fees	1,221
Total expenses, before expense reductions	96,079
Expense reductions	(833)
Total expenses, after expense reductions	95,246
Net investment income	695,369
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(98,495)
Foreign currency related transactions	60,691
(37,804)
Net unrealized appreciation (depreciation) during the period on: Investments	(69,389)
Foreign currency related transactions	95,992
26,603
Net gain (loss) on investment transactions	(11,201)
Net increase (decrease) in net assets resulting from operations	$ 684,168

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 695,369	$ 379,684
Net realized gain (loss) on investment transactions	(37,804)	(373,641)
Net unrealized appreciation (depreciation) on investment transactions during the period	26,603	261,469
Net increase (decrease) in net assets resulting from operations	684,168	267,512
Distributions to shareholders from: Net investment income	(110,157)	(148,964)
Portfolio share transactions: Proceeds from shares sold	20,261,132	5,677,622
Reinvestment of distributions	110,157	148,964
Cost of shares redeemed	(9,208,486)	(2,549,925)
Net increase (decrease) in net assets from Portfolio share transactions	11,162,803	3,276,661
Increase (decrease) in net assets	11,736,814	3,395,209
Net assets at beginning of period	8,993,863	5,598,654
Net assets at end of period (including undistributed net investment income of $755,423 and $82,194, respectively)	$ 20,730,677	$ 8,993,863
Other Information[a]
Shares outstanding at beginning of period	912,080	567,879
Shares sold	1,998,893	590,588
Shares issued to shareholders in reinvestment of distributions	11,091	15,543
Shares redeemed	(903,073)	(261,930)
Net increase (decrease) in Portfolio shares	1,106,911	344,201
Shares outstanding at end of period	2,018,991	912,080

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000[b]	1999[b]	1998[b]	1997[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 9.86	$ 11.09	$ 10.29	$ 10.00
Income (loss) from investment operations: Net investment income	.48[d]	.51[d]	.47[d]	.24	.36
Net realized and unrealized gain (loss) on investment transactions	.03	(.26)	(1.10)	.86	(.07)
Total from investment operations	.51	.25	(.63)	1.10	.29
Less distributions from: Net investment income	(.10)	(.25)	(.40)	(.20)	-
Net realized gains on investment transactions	-	-	(.20)	(.10)	-
Total distributions	(.10)	(.25)	(.60)	(.30)	-
Net asset value, end of period	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29
Total Return (%)	5.23	2.57	(5.85)	10.98	2.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	9	6	5	2
Ratio of expenses before expense reductions (%)	.66	1.14	1.03	1.08	1.10*
Ratio of expenses after expense reductions (%)	.65	1.10	1.01	1.08	1.10*
Ratio of net investment income (loss) (%)	4.76	5.26	4.57	4.32	5.36*
Portfolio turnover rate (%)	27	154	212	330	290*

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Technology Growth Portfolio

We are disappointed to report that Scudder Technology Growth Portfolio's return was -32.39 percent for fiscal year 2001. The portfolio's benchmark, the unmanaged JPMorgan H&Q Technology Index, fell 30.88 percent for the 12 months ended December 31, 2001. During the period, we also measured the portfolio's performance against the unmanaged Goldman Sachs Technology Index, a capitalization-weighted group of more than 200 technology stocks of various sizes. The index fell 28.57 percent for the 12 months ended December 31.

We attribute some of the portfolio's underperformance to investments in private placement (non-publicly traded) securities whose values were marked down drastically and which are not in either index. We also maintained a large cash position that hurt performance when the market rallied this past autumn.

In 2001, technology companies grappled with three problems: huge inventory levels of unsold goods, large write-offs of sour investments and weak prospects for product demand. Given the weak environment, we sold some of the smaller, less-well capitalized companies in the portfolio, and adopted a more defensive posture. We eliminated companies we felt had weak prospects or little hope of a turnaround. This positioning increased the portfolio's overall level of concentration.

For the year ahead, we believe technology companies will look to exciting new applications to rekindle corporate capital spending on technology. Innovative applications typically drive end users to purchase new technology products, and that ripples up through the entire supply chain. We will look for companies with high cash flow -- companies that we believe will be survivors.

Robert L. Horton
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2001
-- Scudder Technology Growth Portfolio -- Russell 1000 Growth Index - - - JPMorgan H&Q Technology Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Index) is a market-capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
Scudder Technology Growth Portfolio	-32.39%	-2.21%	(Since 5/1/1999)

* The Portfolio commenced operations on May 1, 1999. Index comparisons begin April 30, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 81.3%
Communications 3.1%
Cellular Telephone 1.8%
AT&T Wireless Services, Inc.*	289,700	4,162,989
Nokia Oyj (ADR)	80,900	1,984,477
		6,147,466
Telephone / Communications 1.3%
JDS Uniphase Corp.*	163,540	1,427,704
WorldCom, Inc.*	215,400	3,032,832
		4,460,536
Durables 3.3%
Telecommunications Equipment
Lucent Technologies, Inc.	425,200	2,674,508
Nortel Networks Corp.	406,600	3,049,500
Palm, Inc.*	219,100	850,108
Sonus Networks, Inc.*	143,200	661,584
Tellabs, Inc.*	269,974	4,057,709
		11,293,409
Manufacturing 1.9%
Electrical Products 0.2%
Amphenol Corp. "A"*	15,900	760,338
Industrial Specialty 1.7%
Corning, Inc.	156,600	1,396,872
QUALCOMM, Inc.*	90,200	4,555,100
		5,951,972
Media 4.1%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	440,700	14,146,470
Service Industries 11.3%
EDP Services 5.8%
Automatic Data Processing, Inc.	72,500	4,270,250
Electronic Data Systems Corp.	87,600	6,004,980
First Data Corp.	91,200	7,154,640
Fiserv, Inc.*	57,350	2,427,052
		19,856,922
Miscellaneous Commercial Services 3.9%
Concord EFS, Inc.*	74,400	2,438,832
Paychex, Inc.	103,800	3,637,152
Sabre Holdings Corp.*	125,000	5,293,750
Siebel Systems, Inc.*	69,400	1,941,812
		13,311,546
	Shares	Value ($)
Miscellaneous Consumer Services 1.0%
eBay, Inc.*	50,500	3,378,450
Miscellaneous 0.6%
Accenture Ltd.*	81,400	2,191,288
Technology 57.6%
Computer Software 15.0%
Adobe Systems, Inc.	127,300	3,952,665
BEA Systems, Inc.*	211,858	3,264,732
Cadence Design Systems, Inc.*	37,100	813,232
Check Point Software Technologies Ltd.*	84,700	3,378,683
Computer Associates International, Inc.	86,800	2,993,732
Compuware Corp.*	68,800	811,152
Comverse Technologies, Inc.*	50,200	1,122,974
i2 Technologies, Inc.*	84,546	667,913
Intuit, Inc.*	72,877	3,116,221
Microsoft Corp.*	319,073	21,144,968
NetScreen Technologies, Inc.*	14,500	320,885
Oracle Corp.*	510,700	7,052,767
PeopleSoft, Inc.*	68,500	2,753,700
		51,393,624
Diverse Electronic Products 4.5%
Dell Computer Corp.*	269,675	7,329,767
Motorola, Inc.	274,720	4,126,294
Teradyne, Inc.*	129,100	3,891,074
		15,347,135
EDP Peripherals 4.5%
Brocade Communications Systems, Inc.*	164,100	5,434,992
EMC Corp.*	255,400	3,432,576
Mercury Interactive Corp.*	106,600	3,622,268
Symbol Technologies, Inc.	41,500	659,020
VERITAS Software Corp.*	53,756	2,409,344
		15,558,200
Electronic Components / Distributors 5.8%
Cisco Systems, Inc.*	764,000	13,836,040
Flextronics International Ltd.*	103,800	2,490,162
United Microelectronics Corp., Ltd. (ADR)*	378,800	3,636,480
		19,962,682
Electronic Data Processing 9.1%
Apple Computer, Inc.*	78,900	1,727,910
Compaq Computer Corp.	424,600	4,144,096
	Shares	Value ($)
Hewlett-Packard Co.	222,800	4,576,312
International Business Machines Corp.	135,900	16,438,464
Sun Microsystems, Inc.*	346,888	4,284,067
		31,170,849
Precision Instruments 0.7%
Agilent Technologies, Inc.*	83,200	2,372,032
Semiconductors 18.0%
Altera Corp.*	76,800	1,629,696
Analog Devices, Inc.*	171,100	7,595,129
Applied Materials, Inc.*	104,260	4,180,826
Intel Corp.	623,200	19,599,640
KLA-Tencor Corp.*	117,900	5,843,124
Linear Technology Corp.	63,300	2,471,232
Maxim Integrated Products, Inc.*	53,137	2,790,224
Micron Technology, Inc.*	83,600	2,591,600
Novellus Systems, Inc.*	48,200	1,901,490
	Shares	Value ($)
STMicroelectronics NV (New York shares)	109,900	3,480,533
Texas Instruments, Inc.	202,044	5,657,232
Vitesse Semiconductor Corp.*	72,400	902,104
Xilinx, Inc.*	79,700	3,112,285
		61,755,115
Total Common Stocks (Cost $360,692,678)		279,058,034
	Principal Amount ($)	Value ($)
Cash Equivalents 18.7%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $64,038,820)	64,038,820	64,038,820
Total Investment Portfolio - 100.0% (Cost $424,731,498) (a)		343,096,854

Notes to Scudder Technology Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $435,223,609. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $92,126,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,293,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $106,420,365.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
At December 31, 2001, outstanding written options on securities were as follows:
Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call on Brocade Communications Systems, Inc. (Premiums received $111,452)	648	1/21/2002	40	38,880

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $424,731,498)	$ 343,096,854
Cash	10,000
Receivable for investments sold	19,138,388
Dividends receivable	55,180
Interest receivable	101,328
Receivable for Portfolio shares sold	511,421
Total assets	362,913,171
Liabilities
Payable for investments purchased	7,581,585
Payable for Portfolio shares redeemed	4,461,513
Written options, at value (premiums received $111,452)	38,880
Accrued management fee	217,403
Other accrued expenses and payables	90,806
Total liabilities	12,390,187
Net assets, at value	$ 350,522,984
Net Assets
Net assets consist of: Undistributed net investment income (loss)	205,524
Net unrealized appreciation (depreciation) on: Investments	(81,634,644)
Written options	72,572
Accumulated net realized gain (loss)	(121,514,057)
Paid-in capital	553,393,589
Net assets, at value	$ 350,522,984
Net Asset Value and redemption price per share ($350,522,984 / 37,439,839 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld $9,620)	$ 506,710
Interest	2,446,258
Total Income	2,952,968
Expenses: Management fee	2,370,718
Custodian and accounting fees	88,027
Auditing	43,408
Legal	10,276
Trustees' fees and expenses	14,869
Reports to shareholders	50,554
Other	6,592
Total expenses, before expense reductions	2,584,444
Expense reductions	(2,043)
Total expenses, after expense reductions	2,582,401
Net investment income (loss)	370,567
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(79,291,601)
Written options	624,407
(78,667,194)
Net unrealized appreciation (depreciation) during the period on: Investments	(45,214,036)
Written options	72,572
(45,141,464)
Net gain (loss) on investment transactions	(123,808,658)
Net increase (decrease) in net assets resulting from operations	$ (123,438,091)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 370,567	$ 478,166
Net realized gain (loss) on investment transactions	(78,667,194)	(42,846,863)
Net unrealized appreciation (depreciation) on investment transactions during the period	(45,141,464)	(56,318,845)
Net increase (decrease) in net assets resulting from operations	(123,438,091)	(98,687,542)
Distributions to shareholders from: Net investment income	(547,146)	-
Net realized gains	-	(873,790)
Portfolio share transactions: Proceeds from shares sold	284,035,950	296,670,353
Reinvestment of distributions	547,146	873,790
Cost of shares redeemed	(79,750,117)	(12,516,859)
Net increase (decrease) in net assets from Portfolio share transactions	204,832,979	285,027,284
Increase (decrease) in net assets	80,847,742	185,465,952
Net assets at beginning of period	269,675,242	84,209,290
Net assets at end of period (including undistributed net investment income of $205,524 and $382,103, respectively)	$ 350,522,984	$ 269,675,242
Other Information[a]
Shares outstanding at beginning of period	19,442,070	4,738,845
Shares sold	25,541,476	15,397,268
Shares issued to shareholders in reinvestment of distributions	54,906	41,109
Shares redeemed	(7,598,613)	(735,152)
Net increase (decrease) in Portfolio shares	17,997,769	14,703,225
Shares outstanding at end of period	37,439,839	19,442,070

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.87	$ 17.77	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	(4.50)	(3.84)	7.72
Total from investment operations	(4.49)	(3.80)	7.77
Less distributions from: Net investment income	(.02)	-	-
Net realized gains on investment transactions	-	(.10)	-
Total distributions	(.02)	(.10)	-
Net asset value, end of period	$ 9.36	$ 13.87	$ 17.77
Total Return (%)	(32.39)	(21.57)	77.70d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	270	84
Ratio of expenses before expense reductions (%)	.81	.82	1.19*
Ratio of expenses after expense reductions (%)	.81	.82	.94*
Ratio of net investment income (loss) (%)	.12	.21	.60*
Portfolio turnover rate (%)	56	107	34*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

Scudder Total Return Portfolio

In 2001, the economy ended its many years of expansion and moved from a slow-down into a full-fledged recession. The markets plummeted, but by year's end it was clear that the U.S. economy and investment markets would remain resilient.

Scudder Total Return Portfolio invests in both stocks and bonds. Gains in bonds tempered the portfolio's exposure to wild market volatility and mitigated potential losses by the portfolio's stocks. For the 12 months ended December 31, 2001, the portfolio declined 6.09 percent. By comparison, the portfolio's equity benchmark, the Standard & Poor's 500, lost 11.88 percent and the portfolio's bond benchmark, the Lehman Brothers Government/Corporate Bond Index, gained 8.50 percent. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. The Lehman Brothers Government/Corporate Bond Index is a group of U.S. government and corporate bonds representative of the broad bond market.

We actively monitor the portfolio's stock-to-bond ratio. The portfolio's allocation is based on our analysis of market and economic conditions. We consider interest-rate and inflation trends, monetary policy, domestic earnings growth, and the global economy. A "neutral" mix has typically been about 60 percent stocks and 40 percent bonds. We structured the portfolio defensively throughout most of the period because of the economic slowdown. We reduced technology and added to more defensive stocks such as health care and finance. By late summer, we had allowed cash to build up and the portfolio's stock-to-bond ratio shifted to about 50 percent stocks and 45 percent bonds. As we saw signs of improvement, we shifted the ratio back to about 60 percent stocks and 40 percent bonds; trimmed defensive stocks; and added stocks we believed would benefit from an improving economy. These included technology, industrial and retail stocks. This was beneficial at year-end.

We expect market volatility to continue as the economic and political environment remains uncertain. We believe that the worst may be over and have positioned the portfolio to take full advantage of any economic improvement with its increased stock exposure.

Gary A. Langbaum
Lead Portfolio Manager
Zurich Scudder Investments, Inc.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1991 to 12/31/2001
-- Scudder Total Return Portfolio -- S&P 500 Index - - Russell 1000 Growth Index - - - Lehman Brothers Government/Corporate Bond Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	10-Year
Scudder Total Return Portfolio	-6.09%	1.63%	7.72%	8.21%	(Since 4/6/1982)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 59.9%
Communications 1.7%
Telephone / Communications
BellSouth Corp.	133,100	5,077,765
JDS Uniphase Corp.*	150,000	1,309,500
Verizon Communications, Inc.	181,700	8,623,482
		15,010,747
Consumer Discretionary 6.6%
Department & Chain Stores 5.3%
Federated Department Stores, Inc.*	97,000	3,967,300
Home Depot, Inc.	138,300	7,054,683
Kohl's Corp.*	75,800	5,339,352
Lowe's Companies, Inc.	112,900	5,239,689
Target Corp.	157,800	6,477,690
TJX Companies, Inc.	122,000	4,862,920
Wal-Mart Stores, Inc.	230,100	13,242,255
		46,183,889
Hotels & Casinos 0.5%
MGM Mirage, Inc.*	155,900	4,500,833
Recreational Products 0.5%
Harley-Davidson, Inc.	79,000	4,290,490
Specialty Retail 0.3%
Office Depot, Inc.*	160,000	2,966,400
Consumer Staples 4.0%
Alcohol & Tobacco 0.6%
Philip Morris Companies, Inc.	109,800	5,034,330
Food & Beverage 2.0%
Hershey Foods Corp.	47,600	3,222,520
Kraft Foods, Inc. "A"	142,000	4,832,260
PepsiCo, Inc.	195,720	9,529,607
		17,584,387
Package Goods / Cosmetics 1.4%
Colgate-Palmolive Co.	101,400	5,855,850
Procter & Gamble Co.	82,600	6,536,138
		12,391,988
Durables 0.3%
Aerospace
Lockheed Martin Corp.	62,200	2,902,874
Energy 3.6%
Oil & Gas Production 2.7%
Burlington Resources, Inc.	70,000	2,627,800
Exxon Mobil Corp.	383,758	15,081,689
	Shares	Value ($)
Royal Dutch Petroleum Co. (New York shares)	116,400	5,705,928
		23,415,417
Oil Companies 0.6%
BP PLC (ADR)	114,200	5,311,442
Oilfield Services / Equipment 0.3%
Schlumberger Ltd.	51,000	2,802,450
Financial 9.3%
Banks 3.0%
Fifth Third Bancorp.	81,700	5,031,086
J.P. Morgan Chase & Co.	143,000	5,198,050
Mellon Financial Corp.	177,700	6,685,074
Wachovia Corp.	125,000	3,920,000
Wells Fargo & Co.	118,700	5,157,515
		25,991,725
Consumer Finance 2.8%
American Express Co.	160,000	5,710,400
Citigroup, Inc.	276,899	13,977,862
Household International, Inc.	78,662	4,557,676
		24,245,938
Insurance 3.2%
American International Group, Inc.	114,937	9,125,998
Hartford Financial Services Group, Inc.	114,200	7,175,186
Jefferson Pilot Corp.	88,074	4,075,184
MetLife, Inc.	106,200	3,364,416
XL Capital Ltd. "A"	44,000	4,019,839
		27,760,623
Other Financial Companies 0.3%
Fannie Mae	41,200	3,275,400
Health 10.4%
Biotechnology 1.4%
Amgen, Inc.*	68,900	3,888,716
Biogen, Inc.*	46,000	2,638,100
Genentech, Inc.*	49,800	2,701,650
MedImmune, Inc.*	68,200	3,161,070
		12,389,536
Health Industry Services 1.3%
Laboratory Corp. of America Holdings*	64,500	5,214,825
McKesson HBOC, Inc.	159,500	5,965,300
		11,180,125
Medical Supply & Specialty 4.1%
Abbott Laboratories	175,600	9,789,700
Johnson & Johnson	231,866	13,703,281
Medtronic, Inc.	109,000	5,581,890
	Shares	Value ($)
Zimmer Holdings, Inc.*	211,500	6,459,210
		35,534,081
Pharmaceuticals 3.6%
American Home Products Corp.	120,300	7,381,608
Bristol-Myers Squibb Co.	68,500	3,493,500
Eli Lilly & Co.	47,900	3,762,066
Pfizer, Inc.	356,975	14,225,454
Pharmacia Corp.	60,000	2,559,000
		31,421,628
Manufacturing 7.9%
Chemicals 1.9%
Praxair, Inc.	151,300	8,359,325
PPG Industries, Inc.	146,500	7,576,980
		15,936,305
Diversified Manufacturing 4.9%
Eaton Corp.	68,200	5,074,762
General Electric Co.	318,200	12,753,456
Illinois Tool Works, Inc.	123,735	8,379,334
Minnesota Mining & Manufacturing Co.	69,200	8,180,132
Tyco International Ltd.	149,300	8,793,770
		43,181,454
Machinery / Components / Controls 1.1%
Johnson Controls, Inc.	53,900	4,352,425
Parker-Hannifin Corp.	117,100	5,376,061
		9,728,486
Media 2.2%
Advertising 0.5%
Omnicom Group, Inc.	46,800	4,181,580
Broadcasting & Entertainment 0.6%
Viacom, Inc. "B"	114,039	5,034,822
Cable TV 0.5%
Cox Communications, Inc. "A"*	107,000	4,484,370
Print Media 0.6%
Tribune Co.	132,800	4,970,704
Service Industries 0.9%
Investment 0.5%
Goldman Sachs Group, Inc.	45,600	4,229,400
Miscellaneous Commercial Services 0.4%
Convergys Corp.*	92,000	3,449,080
Technology 11.1%
Computer Software 3.3%
Check Point Software Technologies Ltd.*	68,000	2,712,520
Microsoft Corp.	236,300	15,659,601
Oracle Corp.*	368,600	5,090,366
	Shares	Value ($)
PeopleSoft, Inc.*	138,800	5,579,760
		29,042,247
Diverse Electronic Products 0.5%
Teradyne, Inc.*	136,300	4,108,082
EDP Peripherals 0.4%
EMC Corp.*	234,900	3,157,056
Electronic Data Processing 1.8%
International Business Machines Corp.	101,800	12,313,728
Sun Microsystems, Inc.*	308,000	3,803,800
		16,117,528
Precision Instruments 0.5%
Agilent Technologies, Inc.*	142,000	4,048,420
Semiconductors 3.7%
Altera Corp.*	124,300	2,637,646
Analog Devices, Inc.*	88,100	3,910,759
Intel Corp.	332,500	10,457,125
Linear Technology Corp.	128,300	5,008,832
Novellus Systems, Inc.*	81,000	3,195,450
Sanmina Corp.*	120,000	2,388,000
Texas Instruments, Inc.	167,900	4,701,200
		32,299,012
Telecommunications Equipment 0.9%
Cisco Systems, Inc.*	445,000	8,058,950
Transportation 1.9%
Air Freight 0.8%
United Parcel Service, Inc. "B"	132,500	7,221,250
Railroads 1.1%
Union Pacific Corp.	169,900	9,684,300
Total Common Stocks (Cost $456,029,569)		523,127,349
	Principal Amount ($)	Value ($)
Corporate Bonds 8.5%
Communications 1.3%
Intermedia Communications, Inc., 8.6%, 6/1/2008	1,930,000	1,990,313
McLeod USA, Inc., Step-up Coupon, 0% to 3/1/2002, 10.500% to 3/1/2007*	1,650,000	321,750
Nextel Communications, Inc.:
9.375%, 11/15/2009	2,080,000	1,643,200
9.5%, 2/1/2011	1,650,000	1,287,000
Qwest Communications International, Inc., 7.0%, 8/3/2009	2,350,000	2,258,115
Rogers Cantel, Inc., 8.8%, 10/1/2007	2,100,000	2,037,000
Verizon Wireless, Inc., 5.125%, 12/15/2006	1,675,000	1,667,325
		11,204,703
	Principal Amount ($)	Value ($)
Construction 0.3%
Del Webb Corp., 9.75%, 1/15/2008	2,250,000	2,359,688
Consumer Discretionary 0.5%
MGM Mirage, Inc., 9.75%, 6/1/2007	1,450,000	1,518,875
Park Place Entertainment, Inc., 8.5%, 11/15/2006	1,000,000	1,039,204
Wal-Mart Stores, Inc., 6.875%, 8/10/2009	1,625,000	1,742,260
		4,300,339
Consumer Staples 0.5%
Delhaize America, Inc., 8.125%, 4/15/2011	2,550,000	2,805,760
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009	1,625,000	1,605,094
		4,410,854
Energy 1.5%
Burlington Resources, Inc., 6.5%, 12/1/2011	1,925,000	1,878,069
Conoco Funding Co., 6.35%, 10/15/2011	2,550,000	2,582,870
Devon Financing Corp., 6.875%, 9/30/2011	1,800,000	1,754,316
KeySpan Corp., 7.625%, 11/15/2010	1,750,000	1,900,395
Petroleum Geo-Services, 7.5%, 3/31/2007	1,625,000	1,537,900
Phillips Petroleum Co., 8.75%, 5/25/2010	1,625,000	1,891,500
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,625,000	1,710,703
		13,255,753
Financial 2.0%
Capital One Financial Corp., 6.875%, 2/1/2006	1,375,000	1,338,961
Citigroup, Inc., 7.25%, 10/1/2010	1,625,000	1,743,024
Countrywide Home Loans, 5.5%, 8/1/2006	2,550,000	2,543,600
Firstar Bank NA, 7.125%, 12/1/2009	800,000	846,104
FleetBoston Financial Corp., Series 2000-C, 7.25%, 9/15/2005	1,450,000	1,560,621
Ford Motor Credit Co., 7.6%, 8/1/2005	1,450,000	1,491,557
General Electric Capital Corp., 6.5%, 12/10/2007	1,625,000	1,745,900
General Motors Accept Corp., 6.875%, 9/15/2011	2,550,000	2,494,028
PNC Funding Corp., 5.75%, 8/1/2006	1,825,000	1,859,401
	Principal Amount ($)	Value ($)
Wells Fargo & Co.:
7.25%, 8/24/2005	1,625,000	1,747,769
7.55%, 6/21/2010	625,000	684,594
		18,055,559
Health 0.2%
Magellan Health Services, Inc., 9%, 2/15/2008	1,770,000	1,575,300
Manufacturing 0.7%
Dow Chemical Co., 7%, 8/15/2005	1,625,000	1,743,138
International Paper Co., 8%, 7/8/2003	1,625,000	1,729,959
Plainwell, Inc., 11%, 3/1/2008*	1,020,000	10,200
Tyco International Group SA, 6.375%, 10/15/2011	2,550,000	2,494,410
		5,977,707
Media 0.7%
Cablevision Systems Corp., 7.875%, 12/15/2007	2,000,000	2,060,822
Comcast Cable Communications, 7.125%, 6/15/2013	650,000	664,580
News America Holdings, Inc., 9.25%, 2/1/2013	800,000	919,248
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	850,000	847,875
Time Warner, Inc., 9.125%, 1/15/2013	1,625,000	1,923,041
		6,415,566
Technology 0.0%
PSINet, Inc.:
10%, 2/15/2005*	810,000	60,750
11.5%, 11/1/2008*	1,040,000	78,000
		138,750
Utilities 0.8%
Alabama Power Co., 7.125%, 8/15/2004	800,000	846,848
DTE Energy Co., 6.45%, 6/1/2006	1,550,000	1,589,618
Pacificorp, 6.9%, 11/15/2011	1,700,000	1,701,224
Progress Energy, Inc., 6.75%, 3/1/2006	2,550,000	2,650,215
		6,787,905
Total Corporate Bonds (Cost $77,928,089)		74,482,124

Asset-Backed 0.7%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007	1,750,000	1,873,344
Daimler Chrysler Auto Trust, Series 2000-C, "A3", 6.82%, 9/6/2004	2,000,000	2,071,919
	Principal Amount ($)	Value ($)
MBNA Master Credit Card Trust, Series 2000-I, "A", 6.9%, 1/15/2008	2,050,000	2,193,402
Total Asset-Backed (Cost $5,797,971)		6,138,665

Foreign Bonds - U.S.$ Denominated 0.3%
Global Telesystems, Inc., 11.5%, 12/15/2007*	630,000	1,575
MetroNet Communications Corp., Step-up Coupon, 0% to 06/15/2003, 9.95% to 6/15/2008	1,900,000	957,146
Quebec Province, 7%, 1/30/2007	1,500,000	1,616,670
Total Foreign Bonds - U.S.$ Denominated (Cost $3,979,492)		2,575,391

U.S. Government & Agencies Obligations 17.4%
U.S. Treasury Bonds: 5.0%, 8/15/2011	1,000,000	996,870
5.375%, 2/15/2031	6,300,000	6,208,461
6.125%, 8/15/2029	6,350,000	6,721,094
6.25%, 5/15/2030	5,150,000	5,573,279
9.375%, 2/15/2006	33,275,000	39,659,474
U.S. Treasury Notes: 4.625%, 5/15/2006	5,905,000	5,985,249
5.75%, 11/15/2005	20,780,000	21,945,550
5.75%, 8/15/2010	12,215,000	12,814,268
6.25%, 2/15/2003	8,000,000	8,353,760
6.75%, 5/15/2005	40,110,000	43,607,191
Total U.S. Government & Agencies Obligations (Cost $145,619,817)		151,865,196
	Principal Amount ($)	Value ($)
Government National Mortgage Association 2.1%
Government National Mortgage Association: 6.5% with various maturities until 11/20/2031	6,531,422	6,558,964
7.0% with various maturities until 6/15/2028	8,030,763	8,221,494
7.5%, 12/20/2030	3,425,024	3,534,899
Total Government National Mortgage Association (Cost $17,809,221)		18,315,357

U.S. Government Agency Pass-Thrus 6.6%
Federal National Mortgage Association: 5.25%, 6/15/2006	2,875,000	2,927,555
6.0%, 1/1/2032	3,575,000	3,500,533
6.5% with various maturities until 11/1/2031	17,053,121	17,074,779
7.0% with various maturities until 1/1/2032	23,354,476	24,465,195
7.5% with various maturities until 8/1/2031	7,490,785	7,763,468
8.0%, 9/1/2015	1,688,632	1,766,816
Total U.S. Government Agency Pass-Thrus (Cost $56,257,619)		57,498,346

Cash Equivalents 4.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $38,719,178)	38,719,178	38,719,178
Total Investment Portfolio - 100.0% (Cost $802,140,956) (a)		872,721,606

Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $809,319,629. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $63,401,977. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $84,309,522 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,907,545.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at December 31, 2001.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $802,140,956)	$ 872,721,606
Receivable for investments sold	166,741
Dividends receivable	435,140
Interest receivable	4,660,696
Receivable for Portfolio shares sold	429,827
Foreign taxes recoverable	24,096
Total assets	878,438,106
Liabilities
Payable for investments purchased	16,166,816
Payable for Portfolio shares redeemed	632,330
Accrued management fee	423,842
Other accrued expenses and payables	202,597
Total liabilities	17,425,585
Net assets, at value	$ 861,012,521
Net Assets
Net assets consist of: Undistributed net investment income (loss)	21,251,953
Net unrealized appreciation (depreciation) on: Investments	70,580,650
Foreign currency related transactions	(1,673)
Accumulated net realized gain (loss)	(64,454,449)
Paid-in capital	833,636,040
Net assets, at value	$ 861,012,521
Net Asset Value and redemption price per share ($861,012,521 / 38,151,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,829)	$ 4,721,561
Interest	22,576,811
Total Income	27,298,372
Expenses: Management fee	4,678,125
Custodian fees	37,221
Auditing	110,833
Legal	44,027
Trustees' fees and expenses	43,394
Other	25,031
Total expenses, before expense reductions	4,938,631
Expense reductions	(763)
Total expenses, after expense reductions	4,937,868
Net investment income (loss)	22,360,504
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(56,868,308)
Foreign currency related transactions	(1,969)
(56,870,277)
Net unrealized appreciation (depreciation) during the period on: Investments	(21,281,027)
Foreign currency related transactions	1,207
(21,279,820)
Net gain (loss) on investment transactions	(78,150,097)
Net increase (decrease) in net assets resulting from operations	$ (55,789,593)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 22,360,504	$ 24,855,323
Net realized gain (loss) on investment transactions	(56,870,277)	29,572,830
Net unrealized appreciation (depreciation) on investment transactions during the period	(21,279,820)	(77,942,993)
Net increase (decrease) in net assets resulting from operations	(55,789,593)	(23,514,840)
Distributions to shareholders from: Net investment income	(25,554,195)	(29,012,969)
Net realized gains	(30,345,606)	(43,519,453)
Portfolio share transactions: Proceeds from shares sold	64,222,667	17,090,676
Net assets acquired in tax-free reorganizations	109,998,831	-
Reinvestment of distributions	55,899,801	72,532,422
Cost of shares redeemed	(108,028,606)	(95,451,365)
Net increase (decrease) in net assets from Portfolio share transactions	122,092,693	(5,828,267)
Increase (decrease) in net assets	10,403,299	(101,875,529)
Net assets at beginning of period	850,609,222	952,484,751
Net assets at end of period (including undistributed net investment income of $21,251,953 and $24,053,463, respectively)	$ 861,012,521	$ 850,609,222
Other Information[a]
Shares outstanding at beginning of period	32,828,444	33,047,701
Shares sold	2,830,464	628,530
Shares issued in tax-free reorganization	4,693,137	-
Shares issued to shareholders in reinvestment of distributions	2,497,199	2,680,132
Shares redeemed	(4,697,949)	(3,527,919)
Net increase (decrease) in Portfolio shares	5,322,851	(219,257)
Shares outstanding at end of period	38,151,295	32,828,444

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.91	$ 28.82	$ 27.35	$ 28.22	$ 28.15
Income (loss) from investment operations: Net investment income	.61[c]	.74[c]	.84[c]	.86	.90
Net realized and unrealized gain (loss) on investment transactions	(2.20)	(1.40)	3.03	3.17	3.77
Total from investment operations	(1.59)	(.66)	3.87	4.03	4.67
Less distributions from: Net investment income	(.80)	(.90)	(.90)	(.90)	(.90)
Net realized gains on investment transactions	(.95)	(1.35)	(1.50)	(4.00)	(3.70)
Total distributions	(1.75)	(2.25)	(2.40)	(4.90)	(4.60)
Net asset value, end of period	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22
Total Return (%)	(6.09)	(2.63)	14.81	15.14	19.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	861	851	952	865	787
Ratio of expenses (%)	.58	.61	.61	.60	.60
Ratio of net investment income (loss) (%)	2.63	2.75	3.12	3.33	3.32
Portfolio turnover rate (%)	115	107	80	81	122

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

SVS Dreman Financial Services Portfolio

Last year was a difficult investment environment, and financial stocks struggled. The portfolio lost ground during the year, but strongly outperformed on a relative basis. The portfolio lost 4.86 percent versus the 8.79 percent loss by its benchmark, the Standard & Poor's Financial Index, a gauge of performance for the financial companies within the S&P 500. We attribute the outperformance to our more conservative portfolio. Our investment criteria preclude us from participating in some of the more speculative areas of the financial sector. We never invested in second tier lending companies - those that offer credit to riskier clients. Nor did we take part in the frenzy around some of the formerly high-flying, on-line brokers, which endured deep losses in 2001.

As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor but are fundamentally sound companies with strong balance sheets. The dramatic declines that followed the events of September 11 provided us with the opportunity to add solid companies at deeply discounted prices We increased our position in multiline insurer American International Group (AIG). We also restructured our regional bank portfolio adding to those holdings that we believe provide the best upside potential. Despite the tough environment Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post strongly positive earnings, but their stock price performance was lackluster for the 12-month period. We firmly believe that the setback is temporary and that these issues, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

We expect the markets to remain volatile as political and economic uncertainty remains, but we're optimistic that we'll see some economic improvement in 2002. We intend to keep the portfolio defensively positioned until the timing of a recovery becomes clearer. We will remain underweight, relative to the benchmark, in large money center banks, which we believe have greater exposure to foreign loan defaults. And as we find opportunities, we will continue to build our position in good financial stocks that we believe to be undervalued.

David N. Dreman, Lead Portfolio Manager
Dreman Value Management LLC, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2001
-- SVS Dreman Financial Services Portfolio -- S&P Financial Index - - - S&P 500 Index

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
SVS Dreman Financial Services Portfolio	-4.86%	4.70%	3.20%	(Since 5/4/1998)

* The Portfolio commenced operations on May 4, 1998. Index comparisons begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
The portfolio may concentrate investments in specific sectors, which creates special risk considerations.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 94.0%
Financial 92.6%
Banks 35.0%
Bank of America Corp.	88,273	5,556,785
Bank One Corp.	22,952	896,276
Banknorth Group, Inc.	38,600	869,272
Colonial BancGroup, Inc.	69,850	984,187
Corus Bankshares, Inc.	22,950	1,041,930
FleetBoston Financial Corp.	97,249	3,549,589
Golden West Financial Corp.	12,100	712,085
J.P. Morgan Chase & Co.	127,995	4,652,618
KeyCorp	145,475	3,540,862
Mellon Financial Corp.	42,700	1,606,374
National Bank of Canada	134,100	2,501,740
PNC Bank Corp.	53,950	3,031,990
Popular, Inc.	39,800	1,157,384
Provident Financial Group	24,215	636,370
U.S. Bancorp	240,700	5,037,851
Wachovia Corp.	116,100	3,640,896
Wells Fargo & Co.	42,500	1,846,625
		41,262,834
Consumer Finance 9.4%
American Express Co.	147,700	5,271,413
Citigroup, Inc.	114,700	5,790,056
		11,061,469
Insurance 24.9%
Aegon NV (ADR)	17,160	459,369
Allstate Corp.	32,405	1,092,049
American International Group, Inc.	183,273	14,551,876
Chubb Corp.	40,450	2,791,050
CIGNA Corp.	6,300	583,695
Jefferson-Pilot Corp.	9,912	458,628
Lincoln National Corp.	17,350	842,690
Ohio Casualty Corp.*	121,900	1,956,495
Principal Financial Group, Inc.*	32,000	768,000
	Shares	Value ($)
Prudential Financial, Inc.*	39,000	1,294,410
Safeco Corp.	75,750	2,359,613
St. Paul Companies, Inc.	35,050	1,541,149
Torchmark Corp.	15,750	619,448
		29,318,472
Other Financial Companies 23.3%
Fannie Mae	111,940	8,899,230
Freddie Mac	126,895	8,298,933
Marsh & McLennan Companies, Inc.	17,050	1,832,023
USA Education, Inc.	11,050	928,421
Washington Mutual, Inc.	227,080	7,425,516
		27,384,123
Service Industries 1.4%
Investment 1.3%
Bear Stearns Companies, Inc.	15,540	911,266
Franklin Resources , Inc.	18,550	654,259
		1,565,525
Miscellaneous Commercial Services 0.1%
Corrections Corp. of America*	8,060	149,594
Total Common Stocks (Cost $103,859,034)		110,742,017

Convertible Preferred Stocks 0.2%
Service Industries
Miscellaneous Commercial Services
Corrections Corp. of America, PIK (Cost $180,522)	10,714	210,532

	Principal Amount ($)	Value ($)
Cash Equivalents 5.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $6,785,522)	6,785,522	6,785,522
Total Investment Portfolio - 100.0% (Cost $110,825,078) (a)		117,738,071

Notes to SVS Dreman Financial Services Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $111,412,012. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $6,326,059. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,675,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,349,087.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $110,825,078)	$ 117,738,071
Cash	10,000
Dividends receivable	140,284
Interest receivable	8,300
Receivable for Portfolio shares sold	223,270
Foreign taxes recoverable	561
Total assets	118,120,486
Liabilities
Payable for investments purchased	843,959
Payable for Portfolio shares redeemed	138,012
Accrued management fee	71,150
Other accrued expenses and payables	19,987
Total liabilities	1,073,108
Net assets, at value	$ 117,047,378
Net Assets
Net assets consist of: Undistributed net investment income (loss)	953,975
Net unrealized appreciation (depreciation) on: Investments	6,912,993
Foreign currency related transactions	(61)
Accumulated net realized gain (loss)	(3,099,600)
Paid-in capital	112,280,071
Net assets, at value	$ 117,047,378
Net Asset Value and redemption price per share ($117,047,378 / 10,853,999 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,896)	$ 1,694,792
Interest	188,461
Total Income	1,883,253
Expenses: Management fee	650,194
Custodian and accounting fees	57,686
Auditing	13,060
Legal	5,519
Trustees' fees and expenses	5,079
Reports to shareholders	13,359
Other	2,670
Total expenses before expense reductions	747,567
Expense reductions	(1,068)
Total expenses after expense reductions	746,499
Net investment income (loss)	1,136,754
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,725,443)
Foreign currency related transactions	86
(2,725,357)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,707,997)
Foreign currency related transactions	(61)
(1,708,058)
Net gain (loss) on investment transactions	(4,433,415)
Net increase (decrease) in net assets resulting from operations	$ (3,296,661)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,136,754	$ 819,945
Net realized gain (loss) on investment transactions	(2,725,357)	33,637
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,708,058)	10,768,704
Net increase (decrease) in net assets resulting from operations	(3,296,661)	11,622,286
Distributions to shareholders from: Net investment income	(854,423)	(497,354)
Net realized gains	(328,624)	(66,314)
Portfolio share transactions: Proceeds from shares sold	73,966,750	37,137,247
Reinvestment of distributions	1,183,047	563,668
Cost of shares redeemed	(19,481,552)	(10,219,358)
Net increase (decrease) in net assets from Portfolio share transactions	55,668,245	27,481,557
Increase (decrease) in net assets	51,188,537	38,540,175
Net assets at beginning of period	65,858,841	27,318,666
Net assets at end of period (including undistributed net investment income of $953,975 and $714,165, respectively)	$ 117,047,378	$ 65,858,841
Other Information[a]
Shares outstanding at beginning of period	5,713,070	2,955,670
Shares sold	6,837,995	3,787,834
Shares issued to shareholders in reinvestment of distributions	114,361	61,573
Shares redeemed	(1,811,427)	(1,092,007)
Net increase (decrease) in Portfolio shares	5,140,929	2,757,400
Shares outstanding at end of period	10,853,999	5,713,070

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.53	$ 9.24	$ 9.78	$ 10.00
Income (loss) from investment operations: Net investment income	.14[c]	.19[c]	.18[c]	.04
Net realized and unrealized gain (loss) on investment transactions	(.71)	2.27	(.67)	(.26)
Total from investment operations	(.57)	2.46	(.49)	(.22)
Less distributions from: Net investment income	(.13)	(.15)	(.05)	-
Net realized gains on investment transactions	(.05)	(.02)	-	-
Total distributions	(.18)	(.17)	(.05)	-
Net asset value, end of period	$ 10.78	$ 11.53	$ 9.24	$ 9.78
Total Return (%)	(4.86)	27.04	(5.05)[d]	(2.20)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	66	27	16*
Ratio of expenses before expense reductions (%)	.86	.91	1.04	1.73*
Ratio of expenses after expense reductions (%)	.86	.89	.99	.99*
Ratio of net investment income (loss) (%)	1.31	2.01	1.75	1.29*
Portfolio turnover rate (%)	22	13	13	6*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Dreman High Return Equity Portfolio

Last year was an extremely difficult investment environment. Nearly all stocks declined, but large value stocks weathered the storm better than large growth stocks.

Despite the market and economic challenges, the portfolio posted strong relative performance, gaining 1.69 percent versus the 11.88 percent loss by its benchmark, the Standard & Poor's 500. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. We attribute this outperformance to our strictly disciplined value investing strategy, which we believe is the key to providing greater value to shareholders over time.

We used the extreme market volatility to add quality blue chip companies from a variety of market sectors at deeply discounted valuations. Although we're enthusiastic about the gains already posted by these investments, we're exercising extreme caution by building the positions slowly and keeping a close watch on their performance. We don't want to add stocks that are cheap and destined to become cheaper. We're looking for the companies that will be the clear survivors when the economy and markets turn. The portfolio's core concentration continues to be financials, tobacco, energy and health care but it is less concentrated in those sectors than it has been in the past. We've added to retail and capital goods stocks and created a new position in casino companies. In health care, we switched our focus to large pharmaceutical companies from health care service providers that had posted strong gains over the last several years.

We expect the markets to remain volatile as political and economic uncertainty remains, but we're optimistic that we'll see some overall economic improvement in 2002. We don't expect a quick recovery. We're anticipating a muted one that could take many months to work through. In the meantime, we'll continue to be vigilant in looking for solid investment opportunities to further enhance the portfolio's performance.

David N. Dreman, Lead Portfolio Manager
Dreman Value Management LLC
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2001
-- SVS Dreman High Return Equity Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	Life of Portfolio
SVS Dreman High Return Equity Portfolio	1.69%	5.65%	5.41%	(Since 5/4/1998)

* The Portfolio commenced operations on May 4, 1998. Index comparison begins April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 89.5%
Consumer Discretionary 10.5%
Department & Chain Stores 4.8%
Federated Department Stores, Inc.*	102,505	4,192,455
Gap, Inc.	1,110,920	15,486,225
Nordstrom, Inc.	73,575	1,488,422
		21,167,102
Hotels & Casinos 0.9%
Harrah's Entertainment, Inc.*	4,800	177,648
MGM Mirage, Inc.*	119,200	3,441,304
Park Place Entertainment Corp.*	24,400	223,748
		3,842,700
Specialty Retail 4.8%
Borders Group, Inc.*	478,950	9,502,368
Staples, Inc.*	266,225	4,978,408
Toys ''R'' Us, Inc.*	331,490	6,875,103
		21,355,879
Consumer Staples 20.7%
Alcohol & Tobacco
Imperial Tobacco Group (ADR)	74,045	1,986,627
Philip Morris Companies, Inc.	965,320	44,259,922
R.J. Reynolds Tobacco Holdings, Inc.	296,723	16,705,505
Universal Corp.	225,070	8,194,799
UST, Inc.	589,540	20,633,900
		91,780,753
Durables 2.6%
Aerospace 1.0%
Boeing Co.	109,250	4,236,715
Automobiles 0.9%
Ford Motor Co.	243,500	3,827,820
Telecommunications Equipment 0.7%
Lucent Technologies, Inc.	315,450	1,984,181
Nortel Networks Corp.	181,670	1,362,525
		3,346,706
	Shares	Value ($)
Energy 11.8%
Oil & Gas Production 5.9%
Conoco, Inc.	746,195	21,117,319
Kerr-McGee Corp.	81,550	4,468,940
Nabors Industries, Inc.*	17,050	585,327
		26,171,586
Oil Companies 5.7%
BP PLC (ADR)	134,444	6,252,990
ChevronTexaco Corp.	212,875	19,075,742
		25,328,732
Oilfield Services / Equipment 0.2%
GlobalSantaFe Corp.	37,700	1,075,204
Financial 25.6%
Banks 7.9%
Bank of America Corp.	132,436	8,336,846
Bank One Corp.	154,455	6,031,468
FleetBoston Financial Corp.	101,788	3,715,262
KeyCorp	280,855	6,836,011
PNC Bank Corp.	84,284	4,736,761
Wachovia Corp.	177,386	5,562,825
		35,219,173
Consumer Finance 0.5%
American Express Co.	56,800	2,027,188
Insurance 1.3%
Ohio Casualty Corp.*	25,155	403,738
Phoenix Companies, Inc.*	18,765	347,153
Principal Financial Group, Inc.*	2,400	57,600
Safeco Corp.	64,215	2,000,297
St. Paul Companies, Inc.	70,405	3,095,708
		5,904,496
Other Financial Companies 15.9%
Fannie Mae	319,673	25,414,004
Freddie Mac	407,341	26,640,101
Washington Mutual, Inc.	567,125	18,544,988
		70,599,093
	Shares	Value ($)
Health 10.0%
Health Industry Services 2.9%
Humana, Inc.*	862,930	10,173,945
McKesson, Inc.	70,500	2,636,700
		12,810,645
Medical Supply & Specialty 0.1%
Zimmer Holdings, Inc.*	10,573	322,899
Pharmaceuticals 7.0%
Bristol-Myers Squibb Co.	201,885	10,296,135
Merck & Co., Inc.	193,620	11,384,856
Schering-Plough Corp.	258,415	9,253,841
		30,934,832
Manufacturing 1.7%
Electrical Products 1.7%
Emerson Electric Co.	132,900	7,588,590
Office Equipment / Supplies 0.0%
Xerox Corp.	11,700	121,914
Service Industries 2.7%
Environmental Services 2.6%
Transocean Sedco Forex, Inc.	154,200	5,215,044
Waste Management, Inc.	201,765	6,438,321
		11,653,365
Miscellaneous Commercial Services 0.1%
Corrections Corp. of America*	13,306	246,959
Technology 3.9%
Computer Software 0.5%
Oracle Corp.*	164,775	2,275,543
	Shares	Value ($)
Diverse Electronic Products 0.4%
Motorola, Inc.	117,540	1,765,451
Electronic Data Processing 2.5%
Apple Computer, Inc.*	205,525	4,500,998
Hewlett-Packard Co.	312,580	6,420,393
		10,921,391
Semiconductors 0.5%
Intel Corp.	78,920	2,482,034
Utilities 0.0%
Natural Gas Distribution
NiSource, Inc.*	43,290	100,433
Total Common Stocks (Cost $386,399,277)		397,107,203

Convertible Preferred Stocks 0.1%
Service Industries
Miscellaneous Commercial Services
Corrections Corp. of America, PIK (Cost $217,473)	12,907	253,630

	Principal Amount ($)	Value ($)
Cash Equivalents 10.4%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $45,958,494)	45,958,494	45,958,494
Total Investment Portfolio - 100.0% (Cost $432,575,244) (a)		443,319,327

Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $434,162,385. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $9,156,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,609,737 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,452,795.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

At December 31, 2001, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	3/16/2002	71	20,146,130	20,359,250
Total unrealized appreciation on open futures contracts purchased				213,120

PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $432,575,244)	$ 443,319,327
Cash	10,000
Pledged margin deposit	960,750
Dividends receivable	1,008,195
Interest receivable	70,426
Receivable for Portfolio shares sold	2,031,647
Total assets	447,400,345
Liabilities
Payable for investments purchased	3,454,480
Payable for daily variation margin on open futures contracts	219,649
Accrued management fee	259,286
Other accrued expenses and payables	70,477
Total liabilities	4,003,892
Net assets, at value	$ 443,396,453
Net Assets
Net assets consist of: Undistributed net investment income	4,477,378
Net unrealized appreciation (depreciation) on: Investments	10,744,083
Futures	213,120
Accumulated net realized gain (loss)	(648,410)
Paid-in capital	428,610,282
Net assets, at value	$ 443,396,453
Net Asset Value and redemption price per share ($443,396,453 / 41,005,810 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,634)	$ 6,014,707
Interest	1,073,436
Total Income	7,088,143
Expenses: Management fee	2,030,660
Custodian and accounting fees	100,710
Auditing	36,647
Legal	13,585
Trustees' fees and expenses	9,665
Reports to shareholders	26,563
Other	13,878
Total expenses before expense reductions	2,231,708
Expense reductions	(211)
Total expenses after expense reductions	2,231,497
Net investment income (loss)	4,856,646
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,959,228
Futures	(2,811,868)
1,147,360
Net unrealized appreciation (depreciation) during the period on: Investments	(2,654,633)
Futures	213,120
(2,441,513)
Net gain (loss) on investment transactions	(1,294,153)
Net increase (decrease) in net assets resulting from operations	$ 3,562,493

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 4,856,646	$ 3,402,482
Net realized gain (loss) on investment transactions	1,147,360	(1,077,610)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,441,513)	31,915,716
Net increase (decrease) in net assets resulting from operations	3,562,493	34,240,588
Distributions to shareholders from: Net investment income	(2,559,657)	(2,301,095)
Net realized gains	-	(5,752,737)
Portfolio share transactions: Proceeds from shares sold	283,269,260	44,557,632
Reinvestment of distributions	2,559,657	8,053,832
Cost of shares redeemed	(11,369,786)	(24,311,394)
Net increase (decrease) in net assets from Portfolio share transactions	274,459,131	28,300,070
Increase (decrease) in net assets	275,461,967	54,486,826
Net assets at beginning of period	167,934,486	113,447,660
Net assets at end of period (including undistributed net investment income of $4,477,378 and $2,180,389, respectively)	$ 443,396,453	$ 167,934,486
Other Information[a]
Shares outstanding at beginning of period	15,588,218	12,655,334
Shares sold	26,260,433	4,768,093
Shares issued to shareholders in reinvestment of distributions	245,103	990,570
Shares redeemed	(1,087,944)	(2,825,779)
Net increase (decrease) in Portfolio shares	25,417,592	2,932,884
Shares outstanding at end of period	41,005,810	15,588,218

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 8.96	$ 10.28	$ 10.00
Income (loss) from investment operations: Net investment income	.19[c]	.26[c]	.26[c]	.08
Net realized and unrealized gain (loss) on investment transactions	(.01)	2.25	(1.38)	.20
Total from investment operations	.18	2.51	(1.12)	.28
Less distributions from: Net investment income	(.14)	(.20)	(.10)	-
Net realized gains on investment transactions	-	(.50)	(.10)	-
Total distributions	(.14)	(.70)	(.20)	-
Net asset value, end of period	$ 10.81	$ 10.77	$ 8.96	$ 10.28
Total Return (%)	1.69	30.52	(11.16)	2.80d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	443	168	113	59
Ratio of expenses before expense reductions (%)	.82	.85	.86	1.20*
Ratio of expenses after expense reductions (%)	.82	.84	.86	.87*
Ratio of net investment income (loss) (%)	1.78	2.85	2.57	2.77*
Portfolio turnover rate (%)	16	37	24	5*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Dynamic Growth Portfolio

Since inception through December 31, 2001, the portfolio declined by 12.00 percent, underperforming the Russell Mid Cap Growth Index.

The bear market in stocks had investors growing increasingly risk averse, a sentiment that led to growth stocks being out of favor. In particular, the telecommunications and technology sectors, two areas that enjoyed rapid growth during the late 1990s, declined sharply during the period. For most of the year, the portfolio's overweight exposure in those areas hindered performance. (The portfolio's financial services stocks also endured a challenging year.)

Meanwhile, the portfolio's exposure to basic materials, health care and utilities - areas often regarded as more defensive sectors - performed well during 2001. During the fourth quarter, the market's tone improved, and investors became more optimistic about an economic recovery during 2002. This change in sentiment bolstered the portfolio's consumer discretionary stocks. On the positive side, our pharmaceutical and device stocks in health care were strong contributors for the year, as were retailers and others in the consumer sector.

We remain optimistic that the economy will recover in the coming year, and that all sectors will benefit. Furthermore, we are confident that corporate earnings will improve dramatically to the surprise of many observers.

We have positioned the portfolio to capitalize on the renewed expansion, emphasizing companies in the semiconductor, software, asset management, brokerage and industrial sectors, while maintaining significant exposure to consumer discretionary companies. Conversely, we have continued to decrease our exposure to the more defensive health care and financial services companies, as we believe better opportunities exist elsewhere.

Timothy J. Miller
Thomas R. Wald
Portfolio Managers
INVESCO, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in Scudder Dynamic Growth Portfolio from 5/1/2001 to 12/31/2001
-- Scudder Dynamic Growth Portfolio -- Russell Mid Cap Growth Index
Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Dynamic Growth Portfolio	-12.00%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Dynamic Growth Portfolio

	Shares	Value ($)
Common Stocks 91.6%
Communications 4.5%
Cellular Telephone 1.0%
Nextel Partners, Inc.*	14,800	177,600
Western Wireless Corp.*	2,300	64,975
		242,575
Telephone / Communications 3.5%
Allegiance Telecom, Inc.*	14,400	119,376
Crown Castle International Corp.*	9,600	102,528
Entercom Communications Corp.	4,000	200,000
JDS Uniphase Corp.*	10,500	91,665
Sonus Networks, Inc.*	10,100	46,662
Time Warner Telecom, Inc. "A"*	13,100	231,739
		791,970
Consumer Discretionary 4.1%
Apparel & Shoes 0.3%
American Eagle Outfitters, Inc.*	2,800	73,276
Department & Chain Stores 1.7%
Best Buy Co., Inc.*	2,200	163,856
Kohl's Corp.*	3,150	221,886
		385,742
Hotels & Casinos 0.7%
MGM Mirage, Inc.*	5,650	163,116
Specialty Retail 1.4%
CDW Computer Centers, Inc.*	4,250	228,268
Office Depot, Inc.*	5,100	94,554
		322,822
Consumer Staples 0.2%
Package Goods / Cosmetics
Estee Lauder Companies, Inc. "A"	1,500	48,090
Durables 0.8%
Aerospace 0.7%
General Dynamics Corp.	1,200	95,568
Northrop Grumman Corp.	700	70,566
		166,134
Telecommunications Equipment 0.1%
CIENA Corp.*	2,300	32,913
Energy 4.2%
Oil / Gas Transmission 0.2%
Dynegy, Inc.	1,800	45,900
	Shares	Value ($)
Oil & Gas Production 2.0%
Anadarko Petroleum Corp.	2,100	119,385
Apache Corp.	3,630	181,064
Kerr-McGee Corp.	1,800	98,640
Nabors Industries, Inc.*	2,100	72,093
		471,182
Oil Companies 0.4%
Murphy Oil Corp.	1,000	84,040
Oilfield Services / Equipment 1.6%
BJ Services Co.*	5,800	188,210
Smith International, Inc.*	3,500	187,670
		375,880
Financial 8.7%
Banks 2.2%
Banknorth Group, Inc.	4,200	94,584
Golden West Financial Corp.	1,100	64,735
National Commerce Financial Corp.	1,900	48,070
Northern Trust Corp.	3,800	228,836
TCF Financial Corp.	1,300	62,374
		498,599
Consumer Finance 0.5%
Synovus Financial Corp.	4,500	112,725
Insurance 1.9%
AMBAC Financial Group, Inc.	1,800	104,148
John Hancock Financial Services, Inc.	3,600	148,680
Nationwide Financial Services, Inc. "A"	4,600	190,715
		443,543
Other Financial Companies 4.1%
A.G. Edwards, Inc.	4,800	212,016
Investment Tech Group, Inc.*	2,350	91,815
Legg Mason, Inc.	4,300	214,914
The BISYS Group, Inc.*	4,150	265,559
USA Education, Inc.	1,900	159,638
		943,942
Health 12.3%
Biotechnology 1.6%
Genzyme Corp. - General Division*	4,600	275,356
IDEC Pharmaceuticals Corp.*	1,500	103,395
		378,751
Health Industry Services 0.6%
First Health Group Corp.*	5,900	145,966
Medical Supply & Specialty 4.1%
Guidant Corp.*	5,100	253,980
	Shares	Value ($)
Laboratory Corp. of America Holdings*	2,900	234,464
St. Jude Medical, Inc.*	2,850	221,303
Varian Medical Systems, Inc.*	1,950	138,957
Zimmer Holdings, Inc.*	3,300	100,782
		949,486
Pharmaceuticals 6.0%
Allergan, Inc.	1,700	127,585
AmerisourceBergen Corp.	3,090	196,370
Andrx Group*	3,550	249,956
Forest Laboratories, Inc.*	6,000	491,700
Gilead Sciences, Inc.*	1,900	124,868
King Pharmaceuticals, Inc.	4,966	209,218
		1,399,697
Manufacturing 2.6%
Diversified Manufacturing 1.1%
Illinois Tool Works, Inc.	1,600	108,352
SPX Corp.*	900	123,210
		231,562
Electrical Products 0.8%
AVX Corp.	2,900	68,411
Power-One, Inc.*	12,100	125,961
		194,372
Machinery / Components / Controls 0.7%
Cooper Cameron Corp.*	4,200	169,512
Media 6.3%
Advertising 3.0%
Interpublic Group of Companies, Inc.	1,800	53,172
Lamar Advertising Co.*	6,000	254,040
Omnicom Group, Inc.	2,400	214,440
TMP Worldwide, Inc.*	3,950	169,455
		691,107
Broadcasting & Entertainment 2.1%
Cox Radio, Inc. "A"*	2,500	63,700
Hispanic Broadcasting Corp.*	2,300	58,650
Univision Communication, Inc.*	1,600	64,735
USA Networks, Inc.*	10,800	294,948
		482,033
Cable Television 1.2%
Cablevision Systems Corp. - Rainbow Media Group*	4,200	103,740
EchoStar Communications Corporation "A"*	6,550	179,929
		283,669
Service Industries 11.4%
Asset Management 0.8%
Federated Investors, Inc. "B"	2,400	76,512
	Shares	Value ($)
T Rowe Price Group, Inc.	3,300	114,609
		191,121
EDP Services 0.6%
VeriSign, Inc.*	3,700	140,748
Investment 3.2%
Bear Stearns Companies, Inc.	3,500	205,240
E*TRADE Group, Inc.*	6,100	62,525
Lehman Brothers Holdings, Inc.	3,100	207,080
Neuberger Berman, Inc.	1,600	70,240
SEI Investments Co.	2,400	108,264
Waddel & Reed Financial, Inc. "A"	2,700	86,940
		740,289
Miscellaneous Commercial Services 1.2%
Fluor Corp.	2,300	86,020
Paychex, Inc.	5,800	203,232
		289,252
Miscellaneous Consumer Services 4.2%
Apollo Group, Inc. "A"*	3,200	144,032
EarthLink, Inc.*	7,700	93,709
eBay, Inc.*	4,850	324,465
Expedia, Inc.*	2,600	105,586
Peregrine Systems, Inc.*	6,700	99,361
Robert Half International, Inc.*	7,650	204,255
		971,408
Miscellaneous 1.4%
Accenture Ltd.*	2,000	53,840
KPMG Consulting, Inc.*	15,600	258,492
		312,332
Technology 35.3%
Computer Software 12.4%
Adobe Systems, Inc.	4,500	139,725
Amdocs Ltd.*	3,150	107,006
BEA Systems, Inc.*	11,200	172,592
Comverse Technologies, Inc.*	6,800	152,116
Extreme Networks, Inc.*	12,650	163,185
Intuit, Inc.*	3,900	166,764
Liberate Technologies, Inc.*	8,500	97,580
Macromedia, Inc.*	2,500	44,500
McData Corp. "A"*	5,700	139,650
McData Corp. "B"*	200	5,022
Mercury Interactive Corp.*	5,800	197,084
Micromuse, Inc.*	11,900	178,500
NVIDIA Corp.*	4,400	294,360
Openwave Systems, Inc.*	5,450	53,356
PeopleSoft, Inc.*	5,800	233,160
Quest Software, Inc.*	7,500	165,825
Rational Software Corp.*	11,600	226,200
Siebel Systems, Inc.*	7,600	212,648
	Shares	Value ($)
WebMethods, Inc.*	6,500	108,940
		2,858,213
Diverse Electronic Products 1.9%
Foundry Networks, Inc.*	2,300	18,745
Molex, Inc.	4,100	126,895
RF Micro Devices, Inc.*	7,800	149,994
Teradyne, Inc.*	5,000	150,700
		446,334
EDP Peripherals 3.7%
Brocade Communications Systems, Inc.*	9,500	314,640
Riverstone Networks, Inc.*	6,700	111,220
Symantec Corp.*	2,800	185,724
Veritas Software Corp.*	5,600	250,992
		862,576
Electronic Components / Distributors 3.0%
Analog Devices, Inc.*	4,950	219,731
Applied Micro Circuits Corp.*	18,000	203,760
Broadcom Corp. "A"*	3,100	127,038
Juniper Networks, Inc.*	4,800	90,960
PMC-Sierra, Inc.*	2,900	61,654
		703,143
Military Electronics 0.3%
L-3 Communications Holdings, Inc.*	900	81,000
Precision Instruments 0.8%
Finisar Corp.*	10,500	106,785
Oni Systems Corp.*	11,200	70,224
		177,009
Semiconductors 13.2%
Altera Corp.*	8,800	186,736
	Shares	Value ($)
Cree Research, Inc.*	8,700	256,302
Cypress Semiconductor Corp.*	6,100	121,572
GlobespanVirata, Inc.*	6,700	86,765
Integrated Device Technology, Inc.*	2,700	71,793
KLA-Tencor Corp.*	2,600	128,856
Linear Technology Corp.	6,550	255,712
LSI Logic Corp.*	10,500	165,690
Maxim Integrated Products, Inc.*	6,600	346,566
Microchip Technology, Inc.	6,100	236,314
Micron Technology, Inc.*	6,150	190,650
Network Appliance, Inc.*	5,100	111,537
Novellus Systems, Inc.*	5,300	209,085
QLogic Corp.*	3,500	155,785
Sanmina Corp.*	3,300	65,670
SunGard Data Systems, Inc.*	1,400	40,502
Transwitch Corp.*	10,100	45,450
Vitesse Semiconductor Corp.*	8,600	107,156
Xilinx, Inc.*	6,800	265,540
		3,047,681
Other 1.2%
Midcap SPDR Trust	3,000	278,400
Total Common Stocks (Cost $19,612,801)		21,228,110

	Principal Amount ($)	Value ($)
Cash Equivalents 8.4%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $1,945,990)	1,945,990	1,945,990
Total Investment Portfolio - 100.0% (Cost $21,558,791) (a)		23,174,100

Notes to SVS Dynamic Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $21,918,149. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $1,255,951. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,947,778 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $691,827.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $21,558,791)	$ 23,174,100
Receivable for investments sold	8,088
Dividends receivable	5,819
Interest receivable	5,230
Receivable for Portfolio shares sold	67,434
Total assets	23,260,671
Liabilities
Payable for investments purchased	22,622
Payable for Portfolio shares redeemed	23
Accrued management fee	44,417
Other accrued expenses and payables	21,378
Total liabilities	88,440
Net assets, at value	$ 23,172,231
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	1,615,309
Accumulated net realized gain (loss)	(738,182)
Paid-in capital	22,295,104
Net assets, at value	$ 23,172,231
Net Asset Value and redemption price per share ($23,172,231 / 2,632,079 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends	$ 14,852
Interest	43,676
Total Income	58,528
Expenses: Management fee	65,026
Custodian and accounting fees	50,669
Auditing	2,278
Legal	2,323
Trustees' fees and expenses	751
Reports to shareholders	5,619
Other	1,155
Total expenses, before expense reductions	127,821
Expense reductions	(43,411)
Total expenses, after expense reductions	84,410
Net investment income (loss)	(25,882)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(738,182)
Net unrealized appreciation (depreciation) during the period on investments	1,615,309
Net gain (loss) on investment transactions	877,127
Net increase (decrease) in net assets resulting from operations	$ 851,245

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (25,882)
Net realized gain (loss) on investment transactions	(738,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,615,309
Net increase (decrease) in net assets resulting from operations	851,245
Portfolio share transactions: Proceeds from shares sold	79,265,918
Cost of shares redeemed	(56,944,932)
Net increase (decrease) in net assets from Portfolio share transactions	22,320,986
Increase (decrease) in net assets	23,172,231
Net assets at end of period	$ 23,172,231
Other Information
Shares outstanding at beginning of period	-
Shares sold	9,384,584
Shares redeemed	(6,752,505)
Net increase (decrease) in Portfolio shares	2,632,079
Shares outstanding at end of period	2,632,079

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions[d]	(1.18)
Total from investment operations	(1.20)
Net asset value, end of period	$ 8.80
Total Return (%)[c]	(12.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23
Ratio of expenses before expense reductions (%)	1.97*
Ratio of expenses after expense reductions (%)	1.30*
Ratio of net investment income (loss) (%)	(.40)*
Portfolio turnover rate (%)	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Focus Value+Growth Portfolio

In 2001, the economy moved from a slowdown into a full-fledged recession. Large growth stocks declined precipitously. Value stocks held up much better, but also ended the year in net declines - the result of deep losses experienced after the September terrorist attacks.

The portfolio declined 14.35 percent. The portfolio's benchmark, the Standard & Poor's 500, declined 11.88 percent. The S&P 500 is an unmanaged group of large-cap stocks that are generally representative of the U.S. stock market. We attribute the underperformance to the focused portfolio with relatively few stocks, versus the more diversified structure of the S&P 500. The nondiversified format of this portfolio makes it more susceptible to market volatility

Since the change in management, the portfolio's growth sleeve has been concentrated in consumer stocks, technology, health care and financials. Almost every economic sector declined during the period but pockets of strength appeared in some individual stocks such as Dell, IBM and Johnson & Johnson.

Since June, the value sleeve of the portfolio has been concentrated in stocks the managers believe to have the best growth potential in the short and long term. Financial stocks comprise the largest portion of the portfolio, with meaningful positions in telecommunications, information technology and consumer discretionary stocks. Although many of these stocks declined with the market, the managers have confidence that with a turn in the economy, they have the potential to bounce back strongly.

The management team expects that an economic recovery may begin as early as the second quarter of 2002. In the meantime, they plan to stay disciplined and focus on looking for stocks - both growth and value - with the best potential for long-term growth.

Lois Roman
Jonathan Lee
Co-lead Portfolio Managers
Zurich Scudder Investments, Inc.

Spiros Segalas
Kathleen McCarragher
Co-lead Portfolio Managers
Jennison Associates LLC
(Subadvisor for the Growth Component)

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2001
-- SVS Focus Value+Growth Portfolio -- Russell 1000 Index - - - S&P 500 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Stock Index. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Yearly periods ended December 31

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	3-Year	5-Year	Life of Portfolio
SVS Focus Value+Growth Portfolio	-14.35%	-1.39%	7.65%	9.32%	(Since 5/1/1996)

* The Portfolio commenced operations on May 1, 1996. Index comparisons begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 95.0%
Communications 3.9%
Telephone / Communications
BellSouth Corp.	80,800	3,082,520
WorldCom, Inc.*	172,900	2,434,432
		5,516,952
Consumer Discretionary 14.7%
Apparel & Shoes 2.1%
Reebok International Ltd.*	109,900	2,912,350
Department & Chain Stores 5.5%
Home Depot, Inc.	74,850	3,818,098
Kohl's Corp.*	56,100	3,951,684
		7,769,782
Hotels & Casinos 1.1%
Hilton Hotels Corp.	136,200	1,487,304
Restaurants 1.9%
Brinker International, Inc.*	88,000	2,618,880
Specialty Retail 4.1%
Intimate Brands, Inc.	174,500	2,593,070
Tiffany & Co.	100,500	3,162,735
		5,755,805
Consumer Staples 5.7%
Food & Beverage 2.1%
PepsiCo, Inc.	59,800	2,911,662
Package Goods / Cosmetics 3.6%
Kimberly-Clark Corp.	53,000	3,169,400
Procter & Gamble Co.	24,900	1,970,337
		5,139,737
Durables 3.8%
Aerospace 2.5%
United Technologies Corp.	53,900	3,483,557
Telecommunications Equipment 1.3%
Harris Corp.	61,000	1,861,110
Energy 3.8%
Oil & Gas Production 1.6%
Exxon Mobil Corp.	57,200	2,247,960
Oilfield Services / Equipment 2.2%
BJ Services Co.*	93,900	3,047,055
Financial 19.3%
Banks 10.0%
Bank of America Corp.	44,600	2,807,570
Bank One Corp.	96,800	3,780,040
	Shares	Value ($)
J.P. Morgan Chase & Co.	69,700	2,533,595
Mellon Financial Corp.	72,900	2,742,498
Wachovia Corp.	69,100	2,166,976
		14,030,679
Consumer Finance 6.8%
Citigroup, Inc.	134,261	6,777,495
Household International, Inc.	47,900	2,775,326
		9,552,821
Insurance 2.5%
American International Group, Inc.	44,600	3,541,240
Health 13.7%
Biotechnology 4.7%
Genentech, Inc.*	65,400	3,547,950
MedImmune, Inc.*	67,000	3,105,450
		6,653,400
Medical Supplies and Specialty 2.5%
Johnson & Johnson	59,600	3,522,360
Pharmaceuticals 6.5%
American Home Products Corp.	22,600	1,386,736
Pfizer, Inc.	90,400	3,602,440
Pharmacia Corp.	98,300	4,192,495
		9,181,671
Manufacturing 7.6%
Chemicals 6.0%
E.I. du Pont de Nemours & Co.	33,550	1,426,211
Engelhard Corp.	117,400	3,249,632
PPG Industries, Inc.	73,000	3,775,560
		8,451,403
Industrial Specialty 1.6%
Sherwin-Williams Co.	83,700	2,301,750
Media 2.7%
Broadcasting & Entertainment
Viacom, Inc. "B"*	86,900	3,836,635
Service Industries 1.6%
Investment
Merrill Lynch & Co., Inc.	43,200	2,251,584
Technology 18.2%
Computer Software 5.7%
Comverse Technologies, Inc.*	164,800	3,686,576
	Shares	Value ($)
Microsoft Corp.*	65,800	4,360,566
		8,047,142
Diverse Electronic Products 2.9%
Dell Computer Corp.*	150,800	4,098,744
Electronic Components / Distributors 0.2%
Jabil Circuit, Inc.*	15,600	354,432
Electronic Data Processing 2.8%
International Business Machines Corp.	32,100	3,882,816
	Shares	Value ($)
Semiconductors 6.6%
Avent, Inc.	62,200	1,584,234
Intel Corp.	121,700	3,827,465
Texas Instruments, Inc.	137,700	3,855,600
		9,267,299
Total Common Stocks (Cost $132,448,557)		133,726,130
	Principal Amount ($)	Value ($)
Cash Equivalents 5.0%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $7,089,182)	7,089,182	7,089,182
Total Investment Portfolio - 100.0% (Cost $139,537,739) (a)		140,815,312

Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $140,966,769. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $151,457. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,638,548 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,790,005.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $139,537,739)	$ 140,815,312
Cash	10,000
Receivable for investments sold	326,933
Dividends receivable	68,503
Interest receivable	14,060
Receivable for Portfolio shares sold	80,535
Foreign taxes recoverable	330
Total assets	141,315,673
Liabilities
Payable for investments purchased	1,376,511
Payable for Portfolio shares redeemed	11,022
Accrued management fee	95,848
Other accrued expenses and payables	26,972
Total liabilities	1,510,353
Net assets, at value	$ 139,805,320
Net Assets
Net assets consist of: Undistributed net investment income (loss)	595,725
Net unrealized appreciation (depreciation) on investments	1,277,573
Accumulated net realized gain (loss)	(12,994,928)
Paid-in capital	150,926,950
Net assets, at value	$ 139,805,320
Net Asset Value and redemption price per share ($139,805,320 / 10,690,065 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,070)	$ 1,554,976
Interest	456,981
Total Income	2,011,957
Expenses: Management fee	1,057,299
Custodian fees	12,398
Auditing	10,676
Legal	6,181
Trustees' fees and expenses	8,709
Reports to shareholders	13,024
Total expenses, before expense reductions	1,108,287
Expense reductions	(192)
Total expenses, after expense reductions	1,108,095
Net investment income (loss)	903,862
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(12,799,787)
Net unrealized appreciation (depreciation) during the period on: Investments	(10,442,279)
Foreign currency related transactions	(58)
(10,442,337)
Net gain (loss) on investment transactions	(23,242,124)
Net increase (decrease) in net assets resulting from operations	$ (22,338,262)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 903,862	$ 1,071,993
Net realized gain (loss) on investment transactions	(12,799,787)	9,677,690
Net unrealized appreciation (depreciation) on investment transactions during the period	(10,442,337)	(17,248,843)
Net increase (decrease) in net assets resulting from operations	(22,338,262)	(6,499,160)
Distributions to shareholders from: Net investment income	(914,441)	(863,094)
Net realized gains	(9,601,639)	(14,672,601)
Portfolio share transactions: Proceeds from shares sold	27,203,393	16,565,355
Reinvestment of distributions	10,516,080	15,535,695
Cost of shares redeemed	(18,238,788)	(28,953,182)
Net increase (decrease) in net assets from Portfolio share transactions	19,480,685	3,147,868
Increase (decrease) in net assets	(13,373,657)	(18,886,987)
Net assets at beginning of period	153,178,977	172,065,964
Net assets at end of period (including undistributed net investment income of $595,725 and $745,856, respectively)	$ 139,805,320	$ 153,178,977
Other Information[a]
Shares outstanding at beginning of period	9,252,858	9,077,951
Shares sold	1,952,649	959,926
Shares issued to shareholders in reinvestment of distributions	768,798	864,882
Shares redeemed	(1,284,240)	(1,649,901)
Net increase (decrease) in Portfolio shares	1,437,207	174,907
Shares outstanding at end of period	10,690,065	9,252,858

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a]	1998[a]	1997[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.55	$ 18.96	$ 16.71	$ 14.25	$ 11.46
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.12[b]	.08[b]	.08	.12
Net realized and unrealized gain (loss) on investment transactions	(2.41)	(.73)	2.62	2.78	2.77
Total from investment operations	(2.32)	(.61)	2.70	2.86	2.89
Less distributions from: Net investment income	(.10)	(.10)	(.10)	-	(.10)
Net realized gains on investment transactions	(1.05)	(1.70)	(.35)	(.40)	-
Total distributions	(1.15)	(1.80)	(.45)	(.40)	(.10)
Net asset value, end of period	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25
Total Return (%)	(14.35)	(3.90)	16.52	20.17	25.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	153	172	152	69
Ratio of expenses before expense reductions (%)	.79	.81	.83	.78	.84
Ratio of expenses after expense reductions (%)	.79	.81	.82	.78	.84
Ratio of net investment income (loss) (%)	.64	.66	.46	.80	.95
Portfolio turnover rate (%)	180	39	102	102	50

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.

Management Summary and Performance Update December 31, 2001

SVS Focused Large Cap Growth Portfolio

During 2001 the SVS Focused Large Cap Growth Portfolio was down 17.02 percent while the S&P 500 Index was down 11.88 percent and the Russell 1000 Growth Index was down 20.42 percent. This performance placed the portfolio in the second Lipper quartile for large cap growth variable underlying funds in 2001.

The year 2001 was marked by global recession, the California energy crisis, sharp declines on Wall Street, and most significantly, tragedy. The attacks of September 11 had far-reaching implications for the nation's citizens and its economy. Nonetheless, several other factors combined to define the past year's market turbulence. Businesses were adjusting to a new reality of slower demand after the unsustainable capital spending in 1999 and early 2000. Resulting inventory excesses contributed to corporate woes as businesses cut their budgets and layoffs reached 1.8 million through November. U.S. corporations reported weak revenues, earnings, and cash flow throughout the year. During this volatility, major sector changes were not in order, as we maintained investments in companies with strong balance sheets and adept management teams capable of weathering the economic slowdown.

Moving forward we see several encouraging developments that bode well for a sustained economic recovery. We believe we are most likely to see a return in the U.S. equity markets to slow, steady and sustained growth in the 8 to 12 percent range over the next couple of years. With its emphasis on large-cap companies with strong business models in the fastest growing segments of the U.S. economy, we believe the portfolio is well positioned regardless of the shape and strength of the eventual recovery.

Ashi Parikh
Lead Portfolio Manager
Eagle Asset Management, Inc.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2001
-- SVS Focused Large Cap Growth Portfolio -- S&P 500 Index - - - Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Focused Large Cap Growth Portfolio	-17.02%	-1.39%	(Since 10/29/1999)

* The Portfolio commenced operations on October 29, 1999. Index comparisons begin October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 95.3%
Consumer Discretionary 6.1%
Department & Chain Stores
Home Depot, Inc.	35,875	1,829,984
Wal-Mart Stores, Inc.	34,050	1,959,578
		3,789,562
Consumer Staples 9.6%
Alcohol & Tobacco 5.1%
Anheuser-Busch Companies, Inc.	29,750	1,344,998
Philip Morris Companies, Inc.	38,500	1,765,225
		3,110,223
Food & Beverage 2.7%
Kroger Co.*	79,250	1,653,948
Package Goods / Cosmetics 1.8%
Procter & Gamble Co.	14,300	1,131,559
Financial 10.5%
Consumer Finance 4.8%
American Express Co.	29,000	1,035,010
Citigroup, Inc.	38,066	1,921,571
		2,956,581
Insurance 1.7%
American International Group, Inc.	13,375	1,061,975
Other Financial Companies 4.0%
Freddie Mac	37,900	2,478,660
Health 18.1%
Medical Supply & Specialty 3.7%
Baxter International,Inc.	14,550	780,317
Medtronic, Inc.	29,800	1,526,058
		2,306,375
Pharmaceuticals 14.4%
American Home Products Corp.	22,850	1,402,075
Bristol-Myers Squibb Co.	31,250	1,593,750
Merck & Co., Inc.	34,300	2,016,840
Pfizer, Inc.	54,900	2,187,765
Pharmacia Corp.	38,850	1,656,952
		8,857,382
	Shares	Value ($)
Manufacturing 3.2%
Diversified Manufacturing
General Electric Co.	49,200	1,971,936
Media 10.4%
Broadcasting & Entertainment 3.7%
AOL Time Warner, Inc.*	30,650	983,865
Viacom, Inc. "B"*	28,950	1,278,141
		2,262,006
Cable Television 6.7%
Comcast Corp. "A"*	48,600	1,749,600
Gemstar-TV Guide International, Inc.*	50,450	1,397,465
Liberty Media Corp. "A"*	69,000	966,000
		4,113,065
Service Industries 7.3%
EDP Services 1.4%
VeriSign, Inc.*	22,150	842,586
Investment 3.7%
Goldman Sachs Group, Inc.	14,800	1,372,700
Lehman Brothers Holdings, Inc.	14,100	941,880
		2,314,580
Miscellaneous Commercial Services 2.2%
United Parcel Service, Inc. "B"	25,250	1,376,125
Technology 30.1%
Computer Software 7.3%
Microsoft Corp.*	68,550	4,542,809
Diverse Electronic Products 1.3%
Dell Computer Corp.*	29,850	811,323
EDP Peripherals 2.1%
VERITAS Software Corp.*	28,650	1,284,093
Electronic Components / Distributors 7.4%
Agere Systems, Inc., "A"*	196,600	1,118,654
Broadcom Corp. "A"*	38,300	1,569,534
Cisco Systems, Inc.*	101,100	1,830,921
		4,519,109
	Shares	Value ($)
Semiconductors 12.0%
Altera Corp.*	57,700	1,224,394
Applied Materials, Inc.*	18,900	757,890
Intel Corp.	50,650	1,592,943
LSI Logic Corp.*	65,650	1,035,957
National Semiconductor Corp.*	35,750	1,100,743
Teradyne, Inc.*	25,250	761,035
Texas Instruments, Inc.	32,900	921,200
		7,394,162
Total Common Stocks (Cost $57,661,998)		58,778,059
	Principal Amount ($)	Value ($)
Cash Equivalents 4.7%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $2,907,198)	2,907,198	2,907,198
Total Investment Portfolio - 100.0% (Cost $60,569,196) (a)		61,685,257

Notes to SVS Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $63,076,102. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,390,845. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,232,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,622,933.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $60,569,196)	$ 61,685,257
Cash	10,000
Dividends receivable	56,862
Interest receivable	5,358
Receivable for Portfolio shares sold	644,553
Total assets	62,402,030
Liabilities
Payable for investments purchased	2,194,886
Payable for Portfolio shares redeemed	467
Accrued management fee	51,294
Other accrued expenses and payables	47,688
Total liabilities	2,294,335
Net assets, at value	$ 60,107,695
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	1,116,061
Accumulated net realized gain (loss)	(10,871,343)
Paid-in capital	69,862,977
Net assets, at value	$ 60,107,695
Net Asset Value and redemption price per share ($60,107,695 / 6,353,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends	$ 256,184
Interest	77,244
Total Income	333,428
Expenses: Management fee	351,121
Custodian and accounting fees	44,648
Auditing	6,496
Legal	3,527
Trustees' fees and expenses	1,622
Reports to shareholders	8,302
Other	1,406
Total expenses, before expense reductions	417,122
Expense reductions	(6,134)
Total expenses, after expense reductions	410,988
Net investment income (loss)	(77,560)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,258,294)
Net unrealized appreciation (depreciation) during the period on investments	2,843,040
Net gain (loss) on investment transactions	(5,415,254)
Net increase (decrease) in net assets resulting from operations	$ (5,492,814)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (77,560)	$ (58,031)
Net realized gain (loss) on investment transactions	(8,258,294)	(2,603,357)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,843,040	(2,082,719)
Net increase (decrease) in net assets resulting from operations	(5,492,814)	(4,744,107)
Distributions to shareholders from: Net realized gains	-	(198,306)
Portfolio share transactions: Proceeds from shares sold	40,803,744	35,121,631
Reinvestment of distributions	-	198,306
Cost of shares redeemed	(3,343,405)	(5,157,366)
Net increase (decrease) in net assets from Portfolio share transactions	37,460,339	30,162,571
Increase (decrease) in net assets	31,967,525	25,220,158
Net assets at beginning of period	28,140,170	2,920,012
Net assets at end of period	$ 60,107,695	$ 28,140,170
Other Information[a]
Shares outstanding at beginning of period	2,467,850	227,410
Shares sold	4,225,617	2,619,567
Shares issued to shareholders in reinvestment of distributions	-	13,829
Shares redeemed	(340,406)	(392,956)
Net increase (decrease) in Portfolio shares	3,885,211	2,240,440
Shares outstanding at end of period	6,353,061	2,467,850

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.40	$ 12.84	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.02)	(.05)	-
Net realized and unrealized gain (loss) on investment transactions	(1.92)	(1.04)	2.84
Total from investment operations	(1.94)	(1.09)	2.84
Less distributions from: Net realized gains on investment transactions	-	(.35)	-
Total distributions	-	(.35)	-
Net asset value, end of period	$ 9.46	$ 11.40	$ 12.84
Total Return (%)	(17.02)	(9.02)[d]	28.40d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	28	3
Ratio of expenses before expense reductions (%)	1.13	1.33	7.49*
Ratio of expenses after expense reductions (%)	1.11	1.02	1.10*
Ratio of net investment income (loss) (%)	(.21)	(.37)	(.19)*
Portfolio turnover rate (%)	98	323	336*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Growth and Income Portfolio

In a difficult environment for stocks during 2001, the SVS Growth and Income Portfolio - which stays fully invested in stocks and will therefore rise and fall along with the U.S. market - produced a negative return. However, we accomplished our primary goal of outperforming the broader market and similar portfolios during the period. We seek to fulfill this objective by using a disciplined, multi-step process to invest in large company stocks that possess attractive fundamental characteristics, but whose prices do not fully reflect their positive outlook. At the same time, we seek to manage risk by diversifying the portfolio among both "growth" and "value" stocks across a wide range of industries.

This approach helped the portfolio produce a competitive performance amid a weak market environment. Performance was boosted by stock selection within the health care sector, and, within the technology sector, our decision to emphasize software and semiconductor (computer chip) stocks over the weaker-performing hardware and communication services areas also provided a boost. Our underweight position (relative to the S&P 500) in utilities supplied an additional lift to performance. On the down side, the portfolio was hurt by stock selection within the consumer discretionary area and an underweight position in industrials.

From a strategic standpoint, we have been seeking to take advantage of opportunities in more economically sensitive stocks where our research shows that prices do not accurately reflect the potential improvement in their fundamentals. Although earnings in some sectors remain well below normal at present, we believe that our three-step process has allowed us to uncover a number of stocks whose earnings are poised to recover. The portfolio now holds an increased weighting in technology and cyclical stocks. At the same time, we have reduced exposure to more defensive areas where we believe earnings have been above normal, such as energy and utilities.

Overall, we are positive on the outlook for the market based on three factors: lower interest rates, attractive valuations among many individual stocks, and the prospect for improved earnings in 2002.

David J. Corkins, Lead Portfolio Manager
Janus Capital Corporation, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Growth and Income Portfolio from 10/29/1999 to 12/31/2001
-- SVS Growth and Income Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Growth and Income Portfolio	-12.28%	-3.97%	(Since 10/29/1999)

* The Portfolio commenced operations October 29, 1999. Index comparison begins October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 74.9%
Communications 2.4%
Cellular Telephone 2.1%
AT&T Wireless Services, Inc.*	171,250	2,460,863
Nokia Oyj (ADR)	52,785	1,294,816
		3,755,679
Telephone / Communications 0.3%
Telefonica SA*	38,480	515,550
Consumer Discretionary 2.1%
Hotels & Casinos 1.0%
Fairmont Hotels & Resorts	27,296	650,337
Park Place Entertainment Corp.*	134,065	1,229,376
		1,879,713
Recreational Products 1.1%
Harley-Davidson, Inc.	11,400	619,134
Mattel, Inc.	83,060	1,428,632
		2,047,766
Consumer Staples 5.3%
Alcohol & Tobacco 1.3%
Anheuser-Busch Companies, Inc.	52,375	2,367,874
Food & Beverage 3.0%
Coca-Cola Enterprises, Inc.	100,055	1,895,042
Kroger Co.*	16,805	350,720
PepsiCo, Inc.	64,737	3,152,045
		5,397,807
Package Goods / Cosmetics 1.0%
Procter & Gamble Co.	22,825	1,806,142
Durables 1.4%
Automobiles
Bayerische Motoren Werke AG	24,051	847,915
Delphi Automotive Systems Corp.	128,275	1,752,237
		2,600,152
Energy 5.4%
Oil & Gas Production 4.9%
Burlington Resources, Inc.	32,330	1,213,668
Conoco, Inc.	38,995	1,103,559
El Paso Corp.	10,460	466,621
Exxon Mobil Corp.	114,495	4,499,654
Fording, Inc.	6,172	109,716
	Shares	Value ($)
PanCanadian Energy Corp.	56,764	1,472,584
		8,865,802
Oil / Gas Transmission 0.5%
Kinder Morgan, Inc.	16,640	926,682
Financial 20.8%
Banks 3.7%
Bank of America Corp.	13,940	877,523
J.P. Morgan Chase & Co.	70,000	2,544,500
U.S. Bancorp	156,552	3,276,633
		6,698,656
Consumer Finance 5.7%
Citigroup, Inc.	152,423	7,694,318
Household International, Inc.	45,575	2,640,616
		10,334,934
Insurance 8.5%
American International Group, Inc.	74,325	5,901,437
Aon Corp.	35,850	1,273,392
Assicurazioni Generali SpA	44,106	1,226,662
CIGNA Corp.	11,620	1,076,593
John Hancock Financial Services, Inc.	40,340	1,666,042
MGIC Investment Corp.	20,060	1,238,103
PartnerRe Ltd.	20,030	1,081,620
Principal Financial Group, Inc.*	16,115	386,760
Prudential Financial, Inc.*	40,820	1,354,816
Willis Group Holding Ltd.*	13,325	313,804
		15,519,229
Other Financial Companies 2.9%
Berkshire Hathaway, Inc. "B"*	865	2,184,125
Marsh & McLennan Companies, Inc.	28,905	3,105,842
		5,289,967
Health 6.4%
Medical Supply & Specialty 1.4%
Medtronic, Inc.	49,245	2,521,836
Pharmaceuticals 5.0%
Allergan, Inc.	25,190	1,890,510
American Home Products Corp.	47,035	2,886,068
Pfizer, Inc.	108,920	4,340,462
		9,117,040
	Shares	Value ($)
Manufacturing 7.9%
Chemicals 1.9%
E.I. du Pont de Nemours & Co.	64,860	2,757,199
Solutia, Inc.	51,430	721,049
		3,478,248
Diversified Manufacturing 6.0%
General Electric Co.	95,945	3,845,476
Honeywell International, Inc.	85,570	2,893,977
Minnesota Mining & Manufacturing Co.	10,125	1,196,876
Tyco International Ltd.	48,986	2,885,271
		10,821,600
Media 11.1%
Broadcasting & Entertainment 5.5%
AOL Time Warner, Inc.*	32,390	1,039,719
Clear Channel Communications, Inc.*	17,535	892,707
Cox Communications, Inc. "A"*	61,105	2,560,911
USA Networks, Inc.*	35,615	972,646
Viacom, Inc. "B"*	83,800	3,699,770
Walt Disney Co.	43,540	902,149
		10,067,902
Cable Television 5.1%
Comcast Corp. "A"*	123,730	4,454,280
Liberty Media Corp. "A"*	339,350	4,750,900
		9,205,180
Print Media 0.5%
Valassis Communications, Inc.*	25,795	918,818
Service Industries 4.3%
EDP Services 0.4%
VeriSign, Inc.*	16,903	642,990
Investment 2.3%
Charles Schwab Corp.	77,540	1,199,544
Goldman Sachs Group, Inc.	17,825	1,653,269
Merrill Lynch & Co., Inc.	25,755	1,342,351
		4,195,164
Miscellaneous Commercial Services 1.6%
Arbitron, Inc.*	5,464	186,596
Fluor Corp.	48,330	1,807,542
Paychex, Inc.	28,562	1,000,812
		2,994,950
	Shares	Value ($)
Technology 6.9%
Computer Software 3.3%
Ceridian Corp.*	72,150	1,352,813
Electronic Arts, Inc.*	8,980	538,351
Microsoft Corp.*	61,490	4,074,942
		5,966,106
Electronic Data Processing 1.1%
Apple Computer, Inc.*	88,220	1,932,013
Semiconductors 2.5%
Advanced Micro Devices, Inc.*	70,840	1,123,522
Linear Technology Corp.	24,685	963,702
Maxim Integrated Products, Inc.*	46,915	2,463,507
		4,550,731
Utilities 0.9%
Electric Utilities
Duke Energy Corp.	41,215	1,618,101
Total Common Stocks (Cost $135,000,357)		136,036,632

Preferred Stocks 0.7%
Durables 0.7%
Automobiles
Porsche AG (Preferred)* (Cost $1,051,548)	3,550	1,357,557
	Principal Amount ($)	Value ($)
Convertible Bonds 0.8%
Communications 0.1%
Cellular Telephone
American Tower Corp., 5.0%, 2/15/2010*	200,000	119,358
Utilities 0.7%
Electric Utilities
Reliant Energy, Inc., 2.0%, 9/15/2029	25,242	1,281,864
Total Convertible Bonds (Cost $1,952,897)		1,401,222

Corporate Bonds 2.2%
Communications 0.2%
American Tower Corp., 5.0%, 2/15/2010	460,000	274,523
CenturyTel, Inc., 8.375%, 10/15/2010	120,000	127,506
	Principal Amount ($)	Value ($)
NTL Inc., 7.0%, 12/15/2008	65,000	5,525
		407,554
Consumer Discretionary 1.0%
Mattel, Inc.:
6.0%, 7/15/2003	85,000	84,210
6.125%, 7/15/2005	155,000	149,308
Wal-Mart Stores, 4.375%, 8/1/2003	1,575,000	1,597,948
		1,831,466
Energy 0.1%
Devon Energy Corp., Zero Coupon, 6/27/2020	215,000	96,481
Financial 0.5%
Merrill Lynch & Co.:
6.15%, 1/26/2006	520,000	542,048
6.8%, 11/3/2003	395,000	418,688
		960,736
	Principal Amount ($)	Value ($)
Transportation 0.4%
Canadian National Railway, 6.625%, 4/15/2008	700,000	714,036
Total Corporate Bonds (Cost $4,129,594)		4,010,273

U.S. Government & Agencies 2.5%
U.S. Treasury Note:
5.25%, 8/15/2003	2,050,000	2,131,672
5.25%, 5/15/2004	2,370,000	2,471,104
Total U.S. Government & Agencies (Cost $4,435,147)		4,602,776

Cash Equivalents 18.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $34,298,655)	34,298,655	34,298,655
Total Investment Portfolio - 100.0% (Cost $180,868,198) (a)		181,707,115

Notes to SVS Growth and Income Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $182,387,393. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $680,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,423,745 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,104,023.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $180,868,198)	$ 181,707,115
Cash	6,065
Foreign currency, at value (cost $2,472)	2,472
Receivable for investments sold	44,191
Dividends receivable	99,846
Interest receivable	195,081
Receivable for Portfolio shares sold	757,143
Foreign taxes recoverable	4,984
Total assets	182,816,897
Liabilities
Payable for investments purchased	3,740,644
Payable for Portfolio shares redeemed	1,676
Accrued management fee	138,618
Other accrued expenses and payables	87,227
Total liabilities	3,968,165
Net assets, at value	$ 178,848,732
Net Assets
Net assets consist of: Undistributed net investment income (loss)	997,913
Net unrealized appreciation (depreciation) on: Investments	838,917
Foreign currency related transactions	595
Accumulated net realized gain (loss)	(27,283,592)
Paid-in capital	204,294,899
Net assets, at value	$ 178,848,732
Net Asset Value and redemption price per share ($178,848,732 / 19,768,850 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,753)	$ 1,006,908
Interest	1,497,883
Total Income	2,504,791
Expenses: Management fee	1,222,426
Custodian and accounting fees	71,284
Auditing	19,362
Legal	8,420
Trustees' fees and expenses	7,136
Reports to shareholders	16,556
Other	6,303
Total expenses, before expense reductions	1,351,487
Expense reductions	(6,527)
Total expenses, after expense reductions	1,344,960
Net investment income (loss)	1,159,831
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(21,699,878)
Foreign currency related transactions	(5,028)
(21,704,906)
Net unrealized appreciation (depreciation) during the period on: Investments	5,649,500
Foreign currency related transactions	109
5,649,609
Net gain (loss) on investment transactions	(16,055,297)
Net increase (decrease) in net assets resulting from operations	$ (14,895,466)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,159,831	$ 711,525
Net realized gain (loss) on investment transactions	(21,704,906)	(5,562,190)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,649,609	(5,826,583)
Net increase (decrease) in net assets resulting from operations	(14,895,466)	(10,677,248)
Distributions to shareholders from: Net investment income	(764,939)	(179,619)
Portfolio share transactions: Proceeds from shares sold	96,689,692	107,839,456
Reinvestment of distributions	764,939	179,619
Cost of shares redeemed	(7,406,683)	(8,494,560)
Net increase (decrease) in net assets from Portfolio share transactions	90,047,948	99,524,515
Increase (decrease) in net assets	74,387,543	88,667,648
Net assets at beginning of period	104,461,189	15,793,541
Net assets at end of period (including undistributed net investment income of $997,913 and $608,049, respectively)	$ 178,848,732	$ 104,461,189
Other Information[a]
Shares outstanding at beginning of period	10,046,981	1,374,095
Shares sold	10,434,818	9,398,418
Shares issued to shareholders in reinvestment of distributions	83,812	14,539
Shares redeemed	(796,761)	(740,071)
Net increase (decrease) in Portfolio shares	9,721,869	8,672,886
Shares outstanding at end of period	19,768,850	10,046,981

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[e]	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 11.49	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.08	.12	-
Net realized and unrealized gain (loss) on investment transactions	(1.36)	(1.16)	1.49
Total from investment operations	(1.28)	(1.04)	1.49
Less distributions from: Net investment income	(.07)	-	-
Net realized gains on investment transactions	-	(.05)	-
Total distributions	(.07)	(.05)	-
Net asset value, end of period	$ 9.05	$ 10.40	$ 11.49
Total Return (%)	(12.28)	(9.18)[d]	14.93d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	104	16
Ratio of expenses before expense reductions (%)	1.05	1.10	2.58*
Ratio of expenses after expense reductions (%)	1.05	1.01	1.10*
Ratio of net investment income (loss) (%)	.90	1.07	(.05)*
Portfolio turnover rate (%)	48	39	53*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
e As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Growth Opportunities Portfolio

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to 1.75 percent. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11. In this environment, the SVS Growth Opportunities Portfolio underperformed its benchmark, the S&P 500 Index.

Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.

Elsewhere, one of our more defensive holdings, General Electric, ended the period in negative territory. Nonetheless, CEO Jeffrey Immelt said the company expects to grow earnings 17-18 percent in 2002 during a recent meeting. Furthermore, GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities.

Going forward, the economic outlook continues to be uncertain. With that in mind, we will maintain our balanced investment approach. That is, weighing a company's risk against its reward while being valuation sensitive.

E. Marc Pinto
Lead Portfolio Manager
Janus Capital Corporation
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Growth Opportunities Portfolio from 10/29/1999 to 12/31/2001
-- SVS Growth Opportunities Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Growth Opportunities Portfolio	-23.76%	-10.43%	(Since 10/29/1999)

* The Portfolio commenced operations on October 29, 1999. Index comparison begins on October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 92.2%
Communications 6.0%
Cellular Telephone 4.4%
Nokia Oyj (ADR)	253,560	6,219,827
Vodafone Group PLC (ADR)	37,600	965,568
		7,185,395
Telephone / Communications 1.6%
Qwest Communications International, Inc.	186,195	2,630,935
Consumer Discretionary 5.9%
Department & Chain Stores 3.5%
Wal-Mart Stores, Inc.	48,015	2,763,263
Walgreen Co.	90,160	3,034,786
		5,798,049
Hotels & Casinos 2.4%
MGM Mirage, Inc.*	135,040	3,898,605
Consumer Staples 3.8%
Alcohol & Tobacco 2.1%
Anheuser-Busch Companies, Inc.	76,575	3,461,956
Package Goods / Cosmetics 1.7%
Colgate-Palmolive Co.	47,040	2,716,560
Energy 4.1%
Oil & Gas Production
Anadarko Petroleum Corp.	90,800	5,161,980
Exxon Mobil Corp.	41,295	1,622,894
		6,784,874
Financial 13.1%
Banks 2.5%
Bank of New York Co., Inc.	101,000	4,120,800
Consumer Finance 5.0%
Citigroup, Inc.	161,083	8,131,470
Other Financial Companies 5.6%
Fannie Mae	84,725	6,735,638
Morgan Stanley Dean Witter & Co.	44,535	2,491,288
		9,226,926
Health 11.9%
Biotechnology 4.2%
Genentech, Inc.*	126,160	6,844,180
	Shares	Value ($)
Pharmaceuticals 7.7%
American Home Products Corp.	41,235	2,530,180
Pfizer, Inc.	189,662	7,558,031
Schering-Plough Corp.	70,230	2,514,936
		12,603,147
Manufacturing 6.0%
Diversified Manufacturing
General Electric Co.	182,250	7,304,580
Honeywell International, Inc.	72,750	2,460,405
		9,764,985
Media 19.3%
Broadcasting & Entertainment 8.1%
AOL Time Warner, Inc.*	142,325	4,568,632
Metro Goldwyn Mayer, Inc.*	71,320	1,561,908
Viacom, Inc. "B"*	162,400	7,169,960
		13,300,500
Cable Television 11.2%
Cablevision Systems Corp. "A"*	61,050	2,896,823
Cablevision Systems Corp. - Rainbow Media Group*	88,552	2,187,233
Comcast Corp. "A"*	171,955	6,190,380
Liberty Media Corp. "A"*	503,500	7,049,000
		18,323,436
Service Industries 3.2%
Investment 1.8%
Charles Schwab Corp.	186,112	2,879,153
Miscellaneous Commercial Services 1.4%
Fluor Corp.	62,650	2,343,110
Technology 18.9%
Computer Software 6.8%
Microsoft Corp.*	127,865	8,473,614
Oracle Corp.*	190,955	2,637,089
		11,110,703
EDP Peripherals 1.4%
Symbol Technologies, Inc.	142,220	2,258,454
Electronic Components / Distributors 2.6%
Flextronics International Ltd.*	174,665	4,190,213
Precision Instruments 1.7%
ASM Lithography Holding NV*	167,800	2,860,990
	Shares	Value ($)
Semiconductors 6.4%
Applied Materials, Inc.*	96,030	3,850,802
Linear Technology Corp.	108,110	4,220,613
Texas Instruments, Inc.	88,425	2,475,900
		10,547,315
Total Common Stocks (Cost $169,504,093)		150,981,756
	Principal Amount ($)	Value ($)
Cash Equivalents 7.8%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $12,770,432)	12,770,432	12,770,432
Total Investment Portfolio - 100.0% (Cost $182,274,525) (a)		163,752,188

Notes to SVS Growth Opportunities Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $182,370,881. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $18,618,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,630,438 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,249,131.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $182,274,525)	$ 163,752,188
Cash	10,000
Dividends receivable	50,105
Interest receivable	17,859
Receivable for Portfolio shares sold	420,397
Total assets	164,250,549
Liabilities
Payable for investments purchased	17,847
Payable for Portfolio shares redeemed	946
Accrued management fee	144,073
Other accrued expenses and payables	190,956
Total liabilities	353,822
Net assets, at value	$ 163,896,727
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(18,522,337)
Accumulated net realized gain (loss)	(42,177,187)
Paid-in capital	224,596,251
Net assets, at value	$ 163,896,727
Net Asset Value and redemption price per share ($163,896,727 / 20,845,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,657)	$ 801,224
Interest	352,021
Total Income	1,153,245
Expenses: Management fee	1,394,470
Custodian and accounting fees	165,948
Auditing	23,426
Legal	7,823
Trustees' fees and expenses	7,659
Reports to shareholders	21,071
Other	4,006
Total expenses, before expense reductions	1,624,403
Expense reductions	(7,156)
Total expenses, after expense reductions	1,617,247
Net investment income (loss)	(464,002)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(39,346,805)
Net unrealized appreciation (depreciation) during the period on investments	7,844
Net gain (loss) on investment transactions	(39,338,961)
Net increase (decrease) in net assets resulting from operations	$ (39,802,963)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (464,002)	$ (176,711)
Net realized gain (loss) on investment transactions	(39,346,805)	(2,830,381)
Net unrealized appreciation (depreciation) on investment transactions during the period	7,844	(19,746,291)
Net increase (decrease) in net assets resulting from operations	(39,802,963)	(22,753,383)
Portfolio share transactions: Proceeds from shares sold	74,073,402	153,246,406
Cost of shares redeemed	(9,413,990)	(8,611,327)
Net increase (decrease) in net assets from Portfolio share transactions	64,659,412	144,635,079
Increase (decrease) in net assets	24,856,449	121,881,696
Net assets at beginning of period	139,040,278	17,158,582
Net assets at end of period	$ 163,896,727	$ 139,040,278
Other Information[a]
Shares outstanding at beginning of period	13,481,590	1,473,697
Shares sold	8,512,723	12,719,830
Shares redeemed	(1,148,388)	(711,937)
Net increase (decrease) in Portfolio shares	7,364,335	12,007,893
Shares outstanding at end of period	20,845,925	13,481,590

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.31	$ 11.64	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.03)	(.02)	-
Net realized and unrealized gain (loss) on investment transactions	(2.42)	(1.31)	1.64
Total from investment operations	(2.45)	(1.33)	1.64
Net asset value, end of period	$ 7.86	$ 10.31	$ 11.64
Total Return (%)	(23.76)	(11.42)[d]	16.43d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	139	17*
Ratio of expenses before expense reductions (%)	1.11	1.06	2.60*
Ratio of expenses after expense reductions (%)	1.10	1.01	1.10*
Ratio of net investment income (loss) (%)	(.31)	(.20)	(.34)*
Portfolio turnover rate (%)	34	14	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Index 500 Portfolio

The first half of 2001 continued one of the worst periods U.S. equity markets. After declining 11.86 percent in the first quarter, the S&P 500 rebounded in the second quarter rising 5.85 percent. Through the end of the first half, the index was down 6.70 percent.

After the sharp decline of the first quarter, equity markets rebounded in the second quarter for the first positive quarterly performance since the first quarter of 2001. Equities performed better as the Federal Reserve continued its policy of monetary easing in an effort to stimulate the economy.

The second half of 2001 saw the almost unprecedented shutdown of U.S. markets after the terrorist attack on the World Trade Center. This coupled with a growing awareness of economic weakness resulted in the third quarter (down 14.68 percent) posting the worst quarterly performance since 1987. After markets reopened in late September and selling subsided, equities staged a rally throughout the fourth quarter finishing up 10.69 percent for the quarter.

The attacks resulted in falling consumer confidence coming on top of increasing job cuts and falling manufacturing. Even before the attack, expectations for any economic rebound were being pushed further out in time. The Federal Reserve continued its policy of monetary ease as it attempted to offset the economic slowdown that started in the technology and telecommunication sectors at the end of last year and spread to most other sectors of the economy. The index was down 5.56 percent during the second half and finished the year down 11.88 percent.

Patrick Cannon
Kai Yee Wong
Denise M. Krisko
Portfolio Managers
Deutsche Asset Management, Inc., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2001
-- SVS Index 500 Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Average Annual Total Return[1]
For the periods ended December 31, 2001	1-Year	Life of Portfolio
SVS Index 500 Portfolio	-12.05%	-5.90%	(Since 9/1/1999)

* The Portfolio commenced operations on September 1, 1999. Index comparison begins August 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 93.9%
Communications 5.3%
Cellular Telephone 0.6%
AT&T Wireless Services, Inc.*	51,689	742,771
Nextel Communications, Inc. "A"*	17,146	187,920
Sprint Corp. (PCS Group)*	18,820	459,396
		1,390,087
Telephone / Communications 4.7%
ADC Telecommunications, Inc.*	16,207	74,552
Alltel Corp.	6,447	397,973
AT&T Corp.	71,595	1,298,733
Avaya, Inc.*	6,037	73,350
BellSouth Corp.	37,867	1,444,626
CenturyTel, Inc.	2,133	69,962
Citizens Communications Co.*	4,300	45,838
JDS Uniphase Corp.*	24,832	216,783
Qwest Communications International, Inc.	33,496	473,298
SBC Communications, Inc.	67,083	2,627,641
Sprint Corp.	18,778	377,062
Verizon Communications, Inc.	53,710	2,549,077
WorldCom, Inc.*	58,162	818,921
		10,467,816
Construction 0.4%
Building Materials 0.0%
Vulcan Materials Co.	1,610	77,183
Building Products 0.2%
Georgia-Pacific Corp.	3,741	103,289
Masco Corp.	10,026	245,637
		348,926
Forest Products 0.1%
Louisiana-Pacific Corp.	1,880	15,867
Westvaco Corp.	1,707	48,564
Weyerhaeuser Co.	4,832	261,315
		325,746
Homebuilding 0.1%
KB HOME	1,427	57,223
Pulte Homes, Inc.	995	44,447
		101,670
Consumer Discretionary 7.7%
Apparel & Shoes 0.2%
Jones Apparel Group, Inc.*	2,566	85,114
Liz Claiborne, Inc.	883	43,929
	Shares	Value ($)
Nike, Inc. "B"	5,589	314,325
Reebok International Ltd.*	1,518	40,227
		483,595
Department & Chain Stores 5.8%
Bed Bath & Beyond, Inc.*	6,180	209,502
Best Buy Co., Inc.*	4,023	299,633
Costco Wholesale Corp.*	9,303	412,867
CVS Corp.	7,484	221,526
Dillard's, Inc.	1,351	21,616
Dollar General Corp.	6,412	95,539
Federated Department Stores, Inc.*	3,228	132,025
Gap, Inc.	18,184	253,485
Home Depot, Inc.	46,455	2,369,670
J.C. Penney Co., Inc.	5,767	155,132
Kmart Corp.*	11,866	64,788
Kohl's Corp.*	6,641	467,792
Lowe's Companies, Inc.	15,148	703,019
Nordstrom, Inc.	2,238	45,275
Sears, Roebuck & Co.	6,523	310,756
Target Corp.	18,529	760,615
The Limited, Inc.	7,681	113,064
The May Department Stores Co.	6,400	236,672
TJX Companies, Inc.	5,652	225,289
Wal-Mart Stores, Inc.	88,696	5,104,455
Walgreen Co.	20,979	706,153
		12,908,873
Home Furnishings 0.1%
Newell Rubbermaid, Inc.	5,846	161,174
Tupperware Corp.	909	17,498
		178,672
Hotels & Casinos 0.4%
Carnival Corp. "A"	12,347	346,704
Harrah's Entertainment, Inc.*	1,919	71,022
Hilton Hotels Corp.	6,040	65,957
Marriott International, Inc. "A"	5,355	217,681
Starwood Hotels & Resorts Worldwide, Inc.	4,463	133,221
		834,585
Recreational Products 0.3%
Brunswick Corp.	1,421	30,921
Harley-Davidson, Inc.	6,430	349,213
Hasbro, Inc.	2,827	45,882
International Game Technology*	1,640	112,012
	Shares	Value ($)
Mattel, Inc.	8,363	143,844
		681,872
Restaurants 0.5%
Darden Restaurants, Inc.	1,955	69,207
McDonald's Corp.	25,538	675,991
Starbucks Corp.*	8,280	157,734
Tricon Global Restaurants, Inc.*	3,177	156,308
Wendy's International, Inc.	1,811	52,827
		1,112,067
Specialty Retail 0.4%
AutoZone, Inc.*	2,409	172,966
Big Lots, Inc.	1,792	18,637
Circuit City Stores, Inc.	4,523	117,372
Family Dollar Stores, Inc.	2,779	83,314
Office Depot, Inc.*	6,903	127,982
RadioShack Corp.	2,970	89,397
Staples, Inc.*	9,893	184,999
Tiffany & Co.	2,300	72,381
Toys ''R'' Us, Inc.*	4,292	89,016
		956,064
Consumer Staples 7.2%
Alcohol & Tobacco 1.3%
Adolph Coors Co.	1,068	57,031
Anheuser-Busch Companies, Inc.	17,618	796,510
Brown-Forman Corp. "B"	1,090	68,234
Philip Morris Companies, Inc.	42,735	1,959,400
UST, Inc.	3,411	119,385
		3,000,560
Consumer Electronic and Photographic 0.1%
Eastman Kodak Co.	5,659	166,544
Maytag Corp.	1,148	35,622
Whirlpool Corp.	1,599	117,255
		319,421
Consumer Specialties 0.0%
American Greeting Corp. "A"	1,100	15,158
Farming 0.1%
Archer-Daniels-Midland Co.	11,571	166,044
Food & Beverage 3.7%
Albertson's, Inc.	8,304	261,493
Campbell Soup Co.	7,399	221,008
Coca-Cola Co., Inc.	49,756	2,345,995
Coca-Cola Enterprises, Inc.	8,376	158,641
ConAgra, Inc.	11,522	273,878
General Mills, Inc.	7,127	370,675
H.J. Heinz Co.	7,459	306,714
Hershey Foods Corp.	2,876	194,705
	Shares	Value ($)
Kellogg Co.	8,982	270,358
Kroger Co.*	17,189	358,734
Pepsi Bottling Group, Inc.	5,800	136,300
PepsiCo, Inc.	34,440	1,676,884
Safeway, Inc.*	9,971	416,289
Sara Lee Corp.	16,806	373,597
Supervalu, Inc.	2,070	45,788
Unilever NV	11,926	687,057
William Wrigley Jr. Co.	3,870	198,802
Winn-Dixie Stores, Inc.	2,257	32,162
		8,329,080
Package Goods / Cosmetics 2.0%
Alberto-Culver Co. "B"	900	40,266
Avon Products, Inc.	4,053	188,465
Clorox Co.	4,630	183,117
Colgate-Palmolive Co.	11,151	643,970
Gillette Co.	21,789	727,753
International Flavors & Fragrances, Inc.	1,511	44,892
Kimberly-Clark Corp.	10,981	656,664
Procter & Gamble Co.	25,591	2,025,016
		4,510,143
Textiles 0.0%
V.F. Corp.	1,821	71,037
Durables 2.6%
Aerospace 0.9%
Boeing Co.	16,368	634,751
Goodrich Corp.	2,432	64,740
Lockheed Martin Corp.	9,244	431,417
Northrop Grumman Corp.	2,325	234,383
Rockwell International Corp.	3,256	58,152
United Technologies Corp.	9,757	630,595
		2,054,038
Automobiles 0.7%
Cummins, Inc.	762	29,367
Dana Corp.	2,357	32,715
Delphi Automotive Systems Corp.	9,983	136,368
Ford Motor Co.	37,700	592,644
General Motors Corp.	11,534	560,552
Genuine Parts Co.	2,709	99,420
Navistar International Corp.	1,521	60,080
		1,511,146
Construction / Agricultural Equipment 0.3%
Caterpillar, Inc.	6,417	335,288
Deere & Co.	4,858	212,100
PACCAR, Inc.	1,849	121,331
		668,719
	Shares	Value ($)
Leasing Companies 0.0%
Ryder System, Inc.	1,252	27,732
Telecommunications Equipment 0.6%
Andrew Corp.*	1,880	41,153
CIENA Corp.*	6,500	93,015
Lucent Technologies, Inc.	68,569	431,299
Nortel Networks Corp.	64,112	480,840
Palm, Inc.*	11,178	43,371
Scientific-Atlanta, Inc.	2,568	61,478
Tellabs, Inc.*	8,224	123,607
		1,274,763
Tires 0.1%
Cooper Tire & Rubber Co.	1,149	18,338
Goodyear Tire & Rubber Co.	4,120	98,097
		116,435
Energy 6.6%
Engineering 0.0%
McDermott International, Inc.*	877	10,761
Oil & Gas Production 4.3%
Anadarko Petroleum Corp.	4,588	260,828
Apache Corp.	2,544	126,910
Burlington Resources, Inc.	3,414	128,162
Conoco, Inc.	13,438	380,295
Devon Energy Corp.	2,531	97,823
El Paso Corp.	10,141	452,390
EOG Resources, Inc.	2,739	107,122
Exxon Mobil Corp.	135,998	5,344,721
Kerr-McGee Corp.	1,570	86,036
Nabors Industries, Inc.*	3,398	116,653
Nisource, Inc.	4,751	109,558
Occidental Petroleum Corp.	8,335	221,128
Royal Dutch Petroleum Co.	43,085	2,112,027
		9,543,653
Oil / Gas Transmission 0.4%
Dynegy, Inc.	6,684	170,442
Kinder Morgan, Inc.	2,564	142,789
Niagara Mohawk Holdings, Inc.	2,539	45,016
Sempra Energy	3,376	82,881
Sunoco, Inc.	1,602	59,819
Williams Companies, Inc.	11,150	284,548
		785,495
Oil Companies 1.4%
Amerada Hess Corp.	1,376	86,000
Ashland, Inc.	1,115	51,379
ChevronTexaco Corp.	20,953	1,877,561
Phillips Petroleum Co.	7,919	477,211
Unocal Corp.	5,159	186,085
USX Marathon Group	6,522	195,660
	Shares	Value ($)
Xcel Energy, Inc.	6,687	185,497
		3,059,393
Oilfield Services / Equipment 0.5%
Baker Hughes, Inc.	6,332	230,928
Halliburton Co.	7,891	103,372
Noble Drilling Corp.*	3,100	105,524
Rowan Companies, Inc.*	2,477	47,979
Schlumberger Ltd.	11,121	611,099
		1,098,902
Financial 15.8%
Banks 5.7%
AmSouth Bancorp	5,845	110,471
Bank of America Corp.	30,915	1,946,099
Bank of New York Co., Inc.	14,079	574,423
Bank One Corp.	23,962	935,716
BB&T Corp.	8,042	290,397
Fifth Third Bancorp	12,024	740,438
FleetBoston Financial Corp.	21,780	794,970
Golden West Financial Corp.	3,403	200,267
Huntington Bancshares, Inc.	4,010	68,932
KeyCorp	6,760	164,538
MBNA Corp.	17,614	620,013
Mellon Financial Corp.	9,617	361,792
National City Corp.	12,570	367,547
Northern Trust Corp.	4,949	298,029
PNC Financial Services Group	6,237	350,519
Regions Financial Corp.	3,664	110,067
SouthTrust Corp.	7,638	188,429
State Street Corp.	5,790	302,528
SunTrust Banks, Inc.	6,195	388,427
U.S. Bancorp	40,046	838,163
Union Planters Corp.	2,184	98,564
Wachovia Corp.	28,176	883,599
Washington Mutual, Inc.	16,368	535,234
Wells Fargo & Co.	34,616	1,504,065
Zions Bancorp	2,100	110,418
		12,783,645
Consumer Finance 0.8%
Amercian Express Co.	26,075	930,617
Capital One Finance Corp.	3,951	213,156
Household International, Inc.	9,599	556,166
Synovus Financial Corp.	4,582	114,779
		1,814,718
Insurance 3.8%
AFLAC, Inc.	11,412	280,279
Allstate Corp.	15,024	506,309
AMBAC Financial Group, Inc.	1,667	96,453
American International Group, Inc.	51,952	4,124,989
	Shares	Value ($)
Aon Corp.	4,983	176,996
Chubb Corp.	3,787	261,303
CIGNA Corp.	3,084	285,733
Cincinnati Financial Corp.	2,781	106,095
Conseco, Inc.*	7,317	32,634
Hartford Financial Services Group, Inc.	5,164	324,454
Jefferson-Pilot Corp.	2,373	109,799
John Hancock Financial Services, Inc.	6,544	270,267
Lincoln National Corp.	4,001	194,329
MBIA, Inc.	2,925	156,868
MetLife, Inc.	15,100	478,368
MGIC Investment Corp.	1,677	103,504
Progressive Corp.	1,537	229,474
Safeco Corp.	3,305	102,951
St. Paul Companies, Inc.	4,542	199,712
Torchmark Corp.	2,089	82,160
Unum Provident Corp.	3,916	103,813
XL Capital Ltd. "A"	2,400	219,264
		8,445,754
Other Financial Companies 5.3%
Charter One Financial, Inc.	3,467	94,130
Citigroup, Inc.	102,388	5,168,546
Comerica, Inc.	4,146	237,566
Countrywide Credit Industries, Inc.	1,831	75,016
Fannie Mae	19,665	1,563,368
Freddie Mac	14,245	931,623
J.P. Morgan Chase & Co.	38,648	1,404,855
Marsh & McLennan Companies, Inc.	5,711	613,647
Morgan Stanley Dean Witter & Co.	21,534	1,204,612
Providian Financial Corp.	7,014	24,900
T. Rowe Price Group, Inc.	2,953	102,558
USA Education, Inc.	2,843	238,869
		11,659,690
Real Estate 0.2%
Equity Office Properties Trust (REIT)	8,400	252,672
Equity Residential Properties Trust (REIT)	4,700	134,937
		387,609
Health 13.5%
Biotechnology 1.0%
Amgen, Inc.*	20,614	1,163,454
Biogen, Inc.*	2,625	150,544
Chiron Corp.*	4,000	175,360
Genzyme Corp.*	3,900	233,454
	Shares	Value ($)
Immunex Corp.*	11,000	304,810
MedImmune, Inc.*	4,348	201,530
PPL Corp.	2,379	82,908
		2,312,060
Health Industry Services 0.7%
Aetna, Inc.	2,350	77,527
Cardinal Health, Inc.	9,131	590,410
HEALTHSOUTH Corp.*	8,935	132,417
Humana, Inc.*	2,700	31,833
IMS Health, Inc.	6,516	127,127
McKesson, Inc.	6,190	231,506
PerkinElmer, Inc.	2,920	102,258
Quintiles Transnational Corp.*	1,911	30,729
Wellpoint Health Networks, Inc.*	1,157	135,195
		1,459,002
Hospital Management 0.6%
HCA, Inc.	10,721	413,187
Health Management Associates, Inc.*	4,000	73,600
Manor Care, Inc.*	2,238	53,063
Tenet Healthcare Corp.	6,915	406,049
UnitedHealth Group, Inc.	5,924	419,241
		1,365,140
Medical Supply & Specialty 4.0%
Abbott Laboratories	31,482	1,755,123
Applied Biosystems Group - Applera Corp.	4,641	182,252
Bausch & Lomb, Inc.	882	33,216
Baxter International, Inc.	11,418	612,347
Becton, Dickinson & Co.	5,459	180,966
Biomet, Inc.	5,812	179,591
Boston Scientific Corp.*	8,477	204,465
C.R. Bard, Inc.	1,358	87,591
Guidant Corp.*	5,767	287,197
Johnson & Johnson	60,844	3,595,880
Medtronic, Inc.	24,473	1,253,262
St. Jude Medical, Inc.*	1,715	133,170
Stryker Corp.	3,799	221,748
Zimmer Holdings, Inc.*	3,173	96,903
		8,823,711
Pharmaceuticals 7.2%
Allergan, Inc.	2,891	216,970
American Home Products Corp.	26,753	1,641,564
AmerisourceBergen Corp.	2,044	129,896
Bristol-Myers Squibb Co.	39,231	2,000,781
Eli Lilly & Co.	22,565	1,772,255
Forest Laboratories*	3,310	271,255
King Pharmaceuticals, Inc.	4,498	189,501
	Shares	Value ($)
Merck & Co., Inc.	45,109	2,652,409
Pfizer, Inc.	125,173	4,988,144
Pharmacia Corp.	26,305	1,121,908
Schering-Plough Corp.	29,847	1,068,821
Watson Pharmaceuticals, Inc.*	2,250	70,628
		16,124,132
Manufacturing 8.9%
Chemicals 0.9%
Dow Chemical Co.	17,891	604,358
E.I. du Pont de Nemours & Co.	21,090	896,536
Eastman Chemical Co.	1,243	48,502
Engelhard Corp.	2,100	58,128
Great Lakes Chemicals Corp.	800	19,424
Hercules, Inc.	1,807	18,070
Mead Corp.	1,638	50,598
Praxair, Inc.	3,334	184,204
Rohm & Haas Co.	4,326	149,809
Sigma-Aldrich Corp.	1,668	65,736
		2,095,365
Containers & Paper 0.4%
Bemis Co., Inc.	856	42,098
Boise Cascade Corp.	1,869	63,565
International Paper Co.	10,152	409,633
Pactiv Corp.*	2,698	47,890
Sealed Air Corp.*	1,895	77,354
Temple-Inland, Inc.	768	43,569
Willamette Industries, Inc.	2,574	134,157
		818,266
Diversified Manufacturing 6.0%
Ball Corp.	700	49,490
Cooper Industries, Inc.	2,151	75,113
Crane Co.	914	23,435
Dover Corp.	3,678	136,343
Eaton Corp.	1,416	105,365
Fortune Brands, Inc.	2,409	95,372
General Electric Co.	197,772	7,926,702
Honeywell International, Inc.	15,413	521,268
Illinois Tool Works, Inc.	6,518	441,399
ITT Industries, Inc.	1,419	71,660
Leggett & Platt, Inc.	3,057	70,311
Loews Corp.	3,834	212,327
Minnesota Mining & Manufacturing Co.	7,810	923,220
Textron, Inc.	3,243	134,455
Thermo Electron Corp.*	3,005	71,699
TRW, Inc.	2,000	74,080
	Shares	Value ($)
Tyco International Ltd.	39,542	2,329,024
		13,261,263
Electrical Products 0.3%
American Power Conversion Corp.*	3,523	50,943
Emerson Electric Co.	8,862	506,020
Power-One, Inc.*	1,282	13,346
Thomas & Betts Corp.	1,227	25,951
		596,260
Hand Tools 0.2%
Black & Decker Corp.	1,894	71,461
Danaher Corp.	3,047	183,765
Snap-On, Inc.	893	30,058
Stanley Works	1,885	87,784
		373,068
Industrial Specialty 0.6%
Avery Dennison Corp.	1,815	102,602
Centex Corp.	1,384	79,013
Corning, Inc.	16,434	146,591
Pall Corp.	1,953	46,989
PPG Industries, Inc.	3,605	186,451
QUALCOMM, Inc.*	15,014	758,207
Sherwin-Williams Co.	2,604	71,610
		1,391,463
Machinery / Components / Controls 0.3%
Ingersoll-Rand Co.	3,911	163,519
Johnson Controls, Inc.	2,015	162,711
Millipore Corp.	731	44,372
Parker-Hannifin Corp.	2,698	123,865
Pitney Bowes, Inc.	5,491	206,517
Visteon Corp.	2,094	31,494
		732,478
Office Equipment / Supplies 0.1%
Lexmark International Group, Inc. "A"*	2,770	163,430
Xerox Corp.	15,284	159,259
		322,689
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc.	4,685	219,773
Wholesale Distributors 0.0%
W.W. Grainger, Inc.	1,474	70,752
Media 3.7%
Advertising 0.3%
Interpublic Group of Companies, Inc.	8,099	239,244
Omnicom Group, Inc.	3,431	306,560
	Shares	Value ($)
TMP Worldwide, Inc.*	2,356	101,072
		646,876
Broadcasting & Entertainment 2.7%
AOL Time Warner, Inc.*	88,040	2,826,084
Clear Channel Communications, Inc.*	11,426	581,698
Univision Communication, Inc.*	4,000	161,840
Viacom, Inc. "B"*	35,814	1,581,188
Walt Disney Co.	40,446	838,041
		5,988,851
Cable Television 0.3%
Comcast Corp. "A"*	19,440	699,840
Print Media 0.4%
Gannett Co., Inc.	5,732	385,362
Knight-Ridder, Inc.	1,434	93,110
Meredith Corp.	800	28,520
New York Times Co. "A"	3,561	154,013
Tribune Co.	5,688	212,902
		873,907
Metals and Minerals 0.7%
Precious Metals 0.2%
Barrick Gold Corp.	10,274	163,864
Freeport McMoRan Copper & Gold, Inc. "B"	2,387	31,962
Newmont Mining Corp.	4,115	78,638
Placer Dome, Inc.	5,346	58,430
		332,894
Steel & Metals 0.5%
Alcan, Inc.	7,082	254,231
Alcoa, Inc.	16,697	593,578
Allegheny Technologies, Inc.	1,267	21,222
Inco Ltd.	2,918	49,431
Nucor Corp.	1,876	99,353
Phelps Dodge Corp.	1,954	63,310
USX-US Steel Group, Inc.	1,461	26,459
Worthington Industries, Inc.	1,426	20,249
		1,127,833
Service Industries 3.8%
EDP Services 1.0%
Automatic Data Processing, Inc.	12,738	750,268
Electronic Data Systems Corp.	9,240	633,402
First Data Corp.	7,940	622,893
Fiserv, Inc.	4,101	173,554
Sapient Corp.*	1,872	14,452
		2,194,569
Environmental Services 0.3%
Allied Waste Industries*	4,039	56,788
	Shares	Value ($)
Transocean Sedco Forex, Inc.	5,824	196,968
Waste Management, Inc.	12,882	411,065
		664,821
Investment 0.9%
Bear Stearns Companies, Inc.	1,885	110,536
Charles Schwab Corp.	28,221	436,579
Franklin Resources, Inc.	4,890	172,470
Lehman Brothers Holdings, Inc.	4,391	293,319
Merrill Lynch & Co., Inc.	16,499	859,928
Stilwell Financial, Inc.	5,056	137,624
		2,010,456
Miscellaneous Commercial Services 1.0%
Cintas Corp.	3,600	172,800
Concord EFS, Inc.*	10,414	341,371
Convergys Corp.*	3,747	140,475
Ecolab, Inc.	2,043	82,231
Fluor Corp.	1,325	49,555
Moody's Corp.	2,494	99,411
NCR Corp.*	1,494	55,069
Paychex, Inc.	7,848	274,994
Robert Half International, Inc.*	3,100	82,770
Sabre Group Holdings, Inc. "A"	2,761	116,928
Siebel Systems, Inc.*	9,459	264,663
Sysco Corp.	14,224	372,953
Tektronix, Inc.*	1,524	39,289
		2,092,509
Miscellaneous Consumer Services 0.4%
Cendant Corp.*	18,466	362,118
H&R Block, Inc.	3,476	155,377
TXU Corp.	6,026	284,126
Yahoo!, Inc.*	10,966	194,537
		996,158
Printing / Publishing 0.2%
Deluxe Corp.	1,109	46,112
Dow Jones & Co., Inc.	1,420	77,717
Equifax, Inc.	2,324	56,125
McGraw-Hill, Inc.	4,227	257,762
R.R. Donnelley & Sons Co.	1,864	55,342
		493,058
Technology 14.9%
Computer Software 4.6%
Adobe Systems, Inc.	4,470	138,794
Autodesk, Inc.	1,209	45,059
BMC Software, Inc.*	3,908	63,974
Citrix Systems, Inc.*	3,864	87,558
	Shares	Value ($)
Computer Associates International, Inc.	11,965	412,673
Compuware Corp.*	7,646	90,146
Comverse Technologies, Inc.*	4,073	91,113
Intuit, Inc.*	4,200	179,592
Microsoft Corp.*	107,374	7,115,675
NVIDIA Corp.	2,900	194,010
Oracle Corp.*	111,825	1,544,303
Parametric Technology Corp.*	5,591	43,666
PeopleSoft, Inc.*	6,164	247,793
Rockwell Collins, Inc.	2,856	55,692
		10,310,048
Diverse Electronic Products 0.5%
Molex, Inc.	4,391	135,901
Motorola, Inc.	45,430	682,359
Solectron Corp.*	14,640	165,139
Teradyne, Inc.*	3,174	95,664
		1,079,063
EDP Peripherals 0.6%
EMC Corp.*	43,348	582,597
Mercury Interactive Corp.*	1,690	57,426
Network Appliance, Inc.*	7,012	153,352
Symbol Technologies, Inc.	3,650	57,962
VERITAS Software Corp.*	8,080	362,146
		1,213,483
Electronic Components / Distributors 0.2%
Applied Micro Circuits Corp.*	6,600	74,712
Broadcom Corp. "A"*	5,252	215,227
Jabil Circuit, Inc.*	3,100	70,432
PMC-Sierra, Inc.*	3,773	80,214
		440,585
Electronic Data Processing 3.5%
Apple Computer, Inc.*	7,291	159,673
Compaq Computer Corp.	32,571	317,893
Dell Computer Corp.*	52,147	1,417,355
Gateway, Inc.*	5,277	42,427
Hewlett-Packard Co.	39,563	812,624
International Business Machines Corp.	34,263	4,144,452
Sun Microsystems, Inc.*	63,682	786,473
Unisys Corp.*	4,980	62,449
		7,743,346
Military Electronics 0.3%
Computer Sciences Corp.*	2,936	143,805
General Dynamics Corp.	4,280	340,859
	Shares	Value ($)
Raytheon Co.	8,197	266,157
		750,821
Office / Plant Automation 0.0%
Novell, Inc.*	8,175	37,523
Precision Instruments 0.1%
Agilent Technologies, Inc.*	9,448	269,362
Waters Corp.*	2,600	100,750
		370,112
Semiconductors 3.9%
Advanced Micro Devices, Inc.*	6,995	110,941
Altera Corp.*	7,946	168,614
Analog Devices, Inc.*	6,928	307,534
Applied Materials, Inc.*	15,903	637,710
Conexant Systems, Inc.*	5,680	81,565
Intel Corp.	133,628	4,202,601
KLA-Tencor Corp.*	3,995	197,992
Linear Technology Corp.	6,600	257,664
LSI Logic Corp.*	7,513	118,555
Maxim Integrated Products, Inc.*	6,290	330,288
Micron Technology, Inc.*	11,503	356,593
National Semiconductor Corp.*	4,001	123,191
Novellus Systems, Inc.*	3,201	126,279
QLogic Corp.*	2,041	90,845
Sanmina Corp.*	11,032	219,537
Texas Instruments, Inc.	34,095	954,660
Vitesse Semiconductor Corp.*	3,800	47,348
Xilinx, Inc.*	6,230	243,282
		8,575,199
Telecommunications Equipment 1.2%
Cisco Systems, Inc.*	145,849	2,641,325
Transportation 0.7%
Air Freight 0.1%
FedEx Corp.*	5,996	311,072
Airlines 0.2%
AMR Corp.	3,747	83,071
Delta Air Lines, Inc.	1,994	58,344
Southwest Airlines Co.	14,998	277,163
US Airways Group, Inc.*	2,290	14,519
		433,097
Railroads 0.4%
Burlington Northern Santa Fe Corp.	7,279	207,670
CSX Corp.	4,774	167,329
Norfolk Southern Corp.	6,285	115,204
Union Pacific Corp.	5,305	302,385
		792,588
	Shares	Value ($)
Utilities 2.1%
Electric Utilities 2.0%
AES Corp.*	9,271	151,581
Allegheny Energy, Inc.	2,010	72,802
Ameren Corp.	2,197	92,933
American Electric Power Co.	6,980	303,839
Calpine Corp.*	4,780	80,256
CINergy Corp.	3,849	128,672
CMS Energy Corp.	3,256	78,242
Consolidated Edison, Inc.	3,444	139,000
Constellation Energy Group, Inc.	2,610	69,296
Dominion Resources, Inc.	5,822	349,902
DTE Energy Co.	2,646	110,973
Duke Energy Corp.	15,228	597,851
Edison International	5,267	79,532
Entergy Corp.	4,731	185,029
Exelon Corp.	7,002	335,256
FirstEnergy Corp.	6,163	215,565
FPL Group, Inc.	3,008	169,651
Mirant Corp.*	13,165	210,903
PG&E Corp.	6,831	131,428
Pinnacle West Capital Corp.	1,308	54,740
Progress Energy, Inc.	3,523	158,641
	Shares	Value ($)
Progress Energy, Inc.*	814	342
Public Service Enterprise Group, Inc.	4,874	205,634
Southern Co.	15,198	385,269
TECO Energy, Inc.	2,800	73,472
		4,380,809
Natural Gas Distribution 0.1%
KeySpan Corp.	2,232	77,339
NICOR, Inc.	706	29,398
Peoples Energy Corp.	528	20,027
Reliant Energy, Inc.	5,965	158,192
		284,956
Total Common Stocks (Cost $226,866,284)		208,972,273

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.79%**, 1/17/2002 (c) (Cost $514,539)	515,000	514,646

Cash Equivalents 5.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $13,037,846)	13,037,846	13,037,846
Total Investment Portfolio - 100.0% (Cost $240,418,669) (a)		222,524,765

Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $243,500,587. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $20,975,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,189,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,165,684.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At December 31, 2001, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)
S&P 500 Index Future	3/16/2002	31	8,841,511	8,889,250
Total unrealized appreciation on open futures contracts				47,739

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $240,418,669)	$ 222,524,765
Receivable for investments sold	32,220
Dividends receivable	199,582
Interest receivable	16,507
Receivable for Portfolio shares sold	1,362,597
Total assets	224,135,671
Liabilities
Payable for investments purchased	4,655,212
Payable for Portfolio shares redeemed	71
Payable for daily variation margin on open futures contracts	78,495
Accrued management fee	54,107
Other accrued expenses and payables	38,154
Total liabilities	4,826,039
Net assets, at value	$ 219,309,632
Net Assets
Net assets consist of: Undistributed net investment income (loss)	1,054,611
Net unrealized appreciation (depreciation) on: Investments	(17,893,904)
Futures	47,739
Accumulated net realized gain (loss)	(7,055,125)
Paid-in capital	243,156,311
Net assets, at value	$ 219,309,632
Net Asset Value and redemption price per share ($219,309,632 / 25,657,004 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld $7,733)	$ 1,813,986
Interest	182,001
Total Income	1,995,987
Expenses: Management fee	615,130
Custodian and accounting fees	220,586
Auditing	18,930
Legal	5,594
Trustees' fees and expenses	6,401
Reports to shareholders	22,492
Other	23,755
Total expenses, before expense reductions	912,888
Expense reductions	(142,037)
Total expenses, after expense reductions	770,851
Net investment income (loss)	1,225,136
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,532,259)
Futures	(261,209)
(5,793,468)
Net unrealized appreciation (depreciation) during the period on: Investments	(11,130,959)
Futures	39,369
(11,091,590)
Net gain (loss) on investment transactions	(16,885,058)
Net increase (decrease) in net assets resulting from operations	$ (15,659,922)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,225,136	$ 653,655
Net realized gain (loss) on investment transactions	(5,793,468)	(1,288,940)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,091,590)	(8,578,040)
Net increase (decrease) in net assets resulting from operations	(15,659,922)	(9,213,325)
Distributions to shareholders from: Net investment income	(599,089)	(254,548)
Net realized gains	-	(254,548)
Portfolio share transactions: Proceeds from shares sold	155,872,926	92,692,730
Reinvestment of distributions	599,089	509,096
Cost of shares redeemed	(23,292,796)	(13,422,943)
Net increase (decrease) in net assets from Portfolio share transactions	133,179,219	79,778,883
Increase (decrease) in net assets	116,920,208	70,056,462
Net assets at beginning of period	102,389,424	32,332,962
Net assets at end of period (including undistributed net investment income of $1,054,611 and $428,555, respectively)	$ 219,309,632	$ 102,389,424
Other Information[a]
Shares outstanding at beginning of period	10,470,034	2,951,293
Shares sold	17,850,611	8,765,173
Shares issued to shareholders in reinvestment of distributions	70,710	45,920
Shares redeemed	(2,734,351)	(1,292,352)
Net increase (decrease) in Portfolio shares	15,186,970	7,518,741
Shares outstanding at end of period	25,657,004	10,470,034

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000[a]	1999[a,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 10.96	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(1.26)	(1.18)	.86
Total from investment operations	(1.18)	(1.08)	.96
Less distributions from: Net investment income	(.05)	(.05)	-
Net realized gains on investment transactions	-	(.05)	-
Total distributions	(.05)	(.10)	-
Net asset value, end of period	$ 8.55	$ 9.78	$ 10.96
Total Return (%)[d]	(12.05)	(9.93)	9.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	102	32
Ratio of expenses before expense reductions (%)	.65	.88	.84*
Ratio of expenses after expense reductions (%)	.55	.54	.55*
Ratio of net investment income (loss) (%)	.88	.90	3.72*
Portfolio turnover rate (%)	13	20	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
b Based on average shares outstanding during the period.
c For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Mid Cap Growth Portfolio

The eight-month period from the inception of the SVS Mid Cap Growth Portfolio on May 1 to December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 8.64 percent. For its part, the SVS Mid Cap Growth Portfolio lost 11.80 percent, underperforming the index by 3.16 percentage points.

The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the portfolio's holdings, three of 10 sector positions outperformed their corresponding index sectors.

Throughout the period, we continued to pick stocks according to our time-tested principle of buying companies with earnings that are likely to exceed expectations. Of course, no investment approach, including ours, always generates strong results. But we believe our investment approach has merit over the long term, and we are remaining true to our discipline.

Indeed, our approach did generate strong returns in the fourth quarter: the portfolio was up 12 percent, but that wasn't enough to compensate for the losses suffered earlier. The fund's performance pattern was typical of that of our growth-stock portfolios, which have tended to perform strongly in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which are hardest hit in a bear market environment.

Contributing the most to performance were our health-care holdings: they amounted to a 24 percent weighting and rose 8 percent, compared with 4 percent for the Russell Midcap Growth Index health care sector. Our technology holdings detracted most from results by far; under performing the technology sector as a whole. Specifically, they declined 40 percent, versus a 28 percent drop by the sector.

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications, and financial transaction-processing companies.

Christopher K. McHugh
Portfolio Manager, Turner Investment Partners, Inc.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2001
-- SVS Mid Cap Growth Portfolio -- Russell Mid Cap Growth Index
Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Mid Cap Growth Portfolio	-11.80%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 92.1%
Communications 0.7%
Cellular Telephone
Nextel Communications, Inc. "A"*	30,870	338,335
Consumer Discretionary 7.1%
Apparel & Shoes 2.2%
American Eagle Outfitters, Inc.*	18,400	481,528
Coach, Inc.*	8,690	338,736
Talbots, Inc.	8,550	309,938
		1,130,202
Department & Chain Stores 1.5%
Bed Bath & Beyond, Inc.*	13,080	443,412
Best Buy Co., Inc.*	4,080	303,878
		747,290
Recreational Products 0.8%
International Game Technology*	6,280	428,924
Specialty Retail 2.6%
Amazon.com, Inc.*	44,510	481,598
CDW Computer Centers, Inc.*	8,940	480,167
Electronics Boutique Holdings Corp.*	8,390	335,097
		1,296,862
Consumer Staples 1.8%
Food & Beverage
Dean Foods Co.*	3,150	214,830
McCormick & Co., Inc.	8,440	354,227
Pepsi Bottling Group, Inc.	13,860	325,710
		894,767
Durables 2.6%
Automobiles 0.7%
SPX Corp.*	2,470	338,143
Telecommunications Equipment 1.9%
Polycom, Inc.*	27,450	944,280
Energy 4.8%
Oil & Gas Production 2.2%
Devon Energy Corp.	6,060	234,219
Kerr-McGee Corp.	4,190	229,612
Nabors Industries, Inc.*	13,860	475,814
Pogo Producing Co.	7,470	196,237
		1,135,882
	Shares	Value ($)
Oil Companies 0.6%
Murphy Oil Corp.	3,840	322,714
Oilfield Services / Equipment 2.0%
BJ Services Co.*	10,530	341,699
ENSCO International, Inc.	13,760	341,936
Weatherford International, Inc.*	9,110	339,439
		1,023,074
Financial 2.9%
Banks 0.9%
Commerce Bancorp, Inc.	6,190	243,515
Investors Financial Services Corp.	3,430	227,100
		470,615
Insurance 0.6%
Principal Financial Group, Inc.*	13,250	318,000
Other Financial Companies 1.4%
Legg Mason, Inc.	6,530	326,369
The BISYS Group, Inc.*	5,690	364,103
		690,472
Health 24.3%
Biotechnology 5.9%
Affymetrix, Inc.*	12,460	470,365
CV Therapeutics, Inc.*	9,040	470,261
Genzyme Corp.*	13,530	809,906
IDEC Pharmaceuticals Corp.*	11,060	762,366
InterMune, Inc.*	3,840	189,158
Invitrogen Corp.*	5,190	321,417
		3,023,473
Health Industry Services 2.5%
Anthem, Inc.*	7,120	352,440
Express Scripts, Inc. "A"*	7,730	361,455
First Health Group Corp.*	8,900	220,186
Quest Diagnostics, Inc.*	4,460	319,827
		1,253,908
Hospital Management 0.7%
Universal Health Services, Inc.*	7,790	333,256
Medical Supply & Specialty 7.8%
Cytyc Corp.*	8,050	210,105
DENTSPLY International, Inc.	6,260	314,252
	Shares	Value ($)
Guidant Corp.*	19,490	970,602
Henry Schein, Inc.*	8,200	303,646
Laboratory Corp. of America Holdings*	8,080	653,268
St. Jude Medical, Inc.*	7,920	614,988
Varian Medical Systems, Inc.*	7,740	551,552
Zimmer Holdings, Inc.*	12,230	373,504
		3,991,917
Pharmaceuticals 7.4%
AmerisourceBergen Corp.	5,250	333,638
Andrx Group*	4,660	328,111
Aviron*	11,760	584,825
Cephalon, Inc.*	4,540	343,156
Gilead Sciences, Inc.*	9,090	597,395
Inhale Therapeutic Systems, Inc.*	11,730	217,592
King Pharmaceuticals, Inc.	21,273	896,231
OSI Pharmaceuticals, Inc.*	10,160	464,718
		3,765,666
Manufacturing 2.5%
Chemicals 0.7%
Cabot Microelectronics Corp.*	4,480	355,040
Containers & Paper 0.7%
Boise Cascade Corp.	10,670	362,887
Electrical Products 0.5%
Power-One, Inc.*	24,450	254,525
Specialty Chemicals 0.6%
Air Products & Chemicals, Inc.	7,010	328,839
Media 4.9%
Advertising 2.5%
Getty Images, Inc.*	13,880	318,962
Interpublic Group of Companies, Inc.	20,420	603,207
TMP Worldwide, Inc.*	7,720	331,188
		1,253,357
Broadcasting & Entertainment 1.7%
Univision Communication, Inc.*	10,930	442,228
USA Networks, Inc.*	7,790	212,745
Westwood One, Inc.*	7,460	224,173
		879,146
Cable Television 0.7%
Adelphia Communications Corp.*	11,340	353,573
Service Industries 8.6%
EDP Services 1.3%
Affiliated Computer Services, Inc.*	1,810	192,095
Fiserv, Inc.*	11,120	470,598
		662,693
	Shares	Value ($)
Investment 3.3%
Bear Stearns Companies, Inc.	8,230	482,607
E*TRADE Group, Inc.*	21,830	223,758
Neuberger Berman, Inc.	5,430	238,377
SEI Investments Co.	9,570	431,703
The Corporate Executive Board Co.*	7,500	275,250
		1,651,695
Miscellaneous Commercial Services 1.8%
Apollo Group, Inc. "A"*	8,080	363,681
Robert Half International, Inc.*	12,080	322,536
University of Phoenix Online*	6,510	212,161
		898,378
Miscellaneous Consumer Services 2.2%
EarthLink, Inc.*	18,460	224,658
Overture Services, Inc.*	9,330	330,562
Yahoo!, Inc.*	33,140	587,904
		1,143,124
Technology 31.3%
Computer Software 11.7%
Advent Software, Inc.*	6,670	333,167
BEA Systems, Inc.*	15,370	236,852
CNET Networks, Inc.*	55,650	499,181
Extreme Networks, Inc.*	42,550	548,895
Interwoven, Inc.*	36,790	358,335
Liberate Technologies, Inc.*	24,790	284,589
Macromedia, Inc.*	12,860	228,908
Manugistics Group, Inc.*	9,900	208,692
Mercury Interactive Corp.*	12,810	435,284
Micromuse, Inc.*	15,050	225,750
NetIQ Corp.*	6,790	239,415
NVIDIA Corp.*	7,170	479,673
Rational Software Corp.*	20,830	406,185
RSA Security, Inc.*	15,250	266,265
SmartForce PLC (ADR)*	19,560	484,110
Symantec Corp.*	7,200	477,576
TIBCO Software, Inc.*	14,460	215,888
		5,928,765
Diverse Electronic Products 1.2%
Teradyne, Inc.*	20,020	603,403
EDP Peripherals 1.7%
Brocade Communications Systems, Inc.*	16,040	531,245
Network Appliance, Inc.*	15,860	346,858
		878,103
	Shares	Value ($)
Electronic Components / Distributors 1.7%
Broadcom Corp. "A"*	21,760	891,725
Electronic Data Processing 1.0%
Internet Security Systems, Inc.*	15,630	501,098
Precision Instruments 2.2%
Finisar Corp.*	56,210	571,656
Waters Corp.*	14,450	559,938
		1,131,594
Semiconductors 11.8%
Altera Corp.*	15,460	328,061
Elantec Semiconductor, Inc.*	9,260	355,584
GlobespanVirata, Inc.*	60,090	778,166
Intersil Holding Corp.*	21,600	696,600
KLA-Tencor Corp.*	11,820	585,799
Marvell Technology Group Ltd.*	8,250	295,515
Microtune, Inc.*	18,200	426,972
Microsemi Corp.*	6,000	178,200
	Shares	Value ($)
Novellus Systems, Inc.*	7,650	301,793
QLogic Corp.*	18,170	808,747
Sanmina Corp.*	35,110	698,689
SunGard Data Systems, Inc.*	19,030	550,538
		6,004,664
Transportation 0.6%
Railroads
CSX Corp.	8,550	299,678
Total Common Stocks (Cost $42,446,109)		46,830,067

	Principal Amount ($)	Value ($)
Cash Equivalents 7.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $4,022,679)	4,022,679	4,022,679
Total Investment Portfolio - 100.0% (Cost $46,468,788) (a)		50,852,746

Notes to SVS Mid Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $47,093,752. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $3,758,994. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,307,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $548,214.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $46,468,788)	$ 50,852,746
Receivable for investments sold	236,159
Dividends receivable	4,964
Interest receivable	6,479
Receivable for Portfolio shares sold	611,700
Total assets	51,712,048
Liabilities
Payable for investments purchased	3,438,801
Accrued management fee	62,003
Other accrued expenses and payables	20,594
Total liabilities	3,521,398
Net assets, at value	$ 48,190,650
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	4,383,958
Accumulated net realized gain (loss)	(3,025,872)
Paid-in capital	46,832,564
Net assets, at value	$ 48,190,650
Net Asset Value and redemption price per share ($48,190,650 / 5,463,686 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $3)	$ 18,203
Interest	42,480
Total Income	60,683
Expenses: Management fee	112,802
Custodian and accounting fees	76,852
Auditing	2,091
Legal	2,366
Trustees' fees and expenses	551
Reports to shareholders	10,212
Other	1,160
Total expenses, before expense reductions	206,034
Expense reductions	(59,351)
Total expenses, after expense reductions	146,683
Net investment income (loss)	(86,000)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,025,872)
Net unrealized appreciation (depreciation) during the period on investments	4,383,958
Net gain (loss) on investment transactions	1,358,086
Net increase (decrease) in net assets resulting from operations	$ 1,272,086

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (86,000)
Net realized gain (loss) on investment transactions	(3,025,872)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,383,958
Net increase (decrease) in net assets resulting from operations	1,272,086
Portfolio share transactions: Proceeds from shares sold	48,203,751
Cost of shares redeemed	(1,285,187)
Net increase (decrease) in net assets from Portfolio share transactions	46,918,564
Increase (decrease) in net assets	48,190,650
Net assets at beginning of period	-
Net assets at end of period	$ 48,190,650
Other Information
Shares outstanding at beginning of period	-
Shares sold	5,595,450
Shares redeemed	(131,764)
Net increase (decrease) in Portfolio shares	5,463,686
Shares outstanding at end of period	5,463,686

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions[d]	(1.14)
Total from investment operations	(1.18)
Net asset value, end of period	$ 8.82
Total Return (%)[c]	(11.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48
Ratio of expenses before expense reductions (%)	1.82*
Ratio of expenses after expense reductions (%)	1.30*
Ratio of net investment income (loss) (%)	(.76)*
Portfolio turnover rate (%)	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Strategic Equity Portfolio

By all measures, this has been an interesting year for the SVS Strategic Equity Portfolio and us all. When the turn in the economy comes, we expect earnings to grow disproportionately to revenues due to cost cutting and productivity improvements being put in place today. New technologies historically take years to show their true productive benefits. And in many cases, technology shifts have coincided remarkably well with economic recessions and recoveries. Economic slowdowns give management teams a little more breathing room to make decisions that would be tougher to make during the good times.

The path to long-term growth for most companies will continue to rest with innovation: developing new products, expanding into new markets, and creating more efficient delivery mechanisms. In this sense, the environment hasn't changed. Following the Gulf War and the recession in 1990, the same challenges prevailed. We had just come off a decade when Japan had dominated the business headlines. They were more "efficient" than the United States in just about every measure according to many. We were "permanently" behind, some said, and uncompetitive.

Our concentrated portfolio strategy helps us to increase our return potential, at the expense of greater short-term volatility. We increase our potential by zeroing in on only those industries and companies with the best long-term growth prospects.

The technology, health care and financial services industries still have the greatest growth opportunities ahead. Typically, technology and financial services outperform the market in an economic recovery and expansion; while more defensive industries like health care somewhat lag it. As a result, in the short-to-intermediate term, tech and finance may have greater upside. Over the long term, we include health care to achieve a more balanced, growth portfolio. Health care is a growth sector but offers some diversification in that its moves are often insensitive to the economic cycle.

This year was particularly tough for our clients. Fortunately, we believe the stage has been set for a strong rebound in 2002 and that our accounts are positioned to participate. We look forward to it.

James D. Oelschlager
Portfolio Manager, Oak Associates, Inc.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Strategic Equity Portfolio from 5/1/2001 to 12/31/2001
-- SVS Strategic Equity Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Strategic Equity Portfolio	-24.00%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 92.8%
Communications 3.7%
Telephone / Communications
JDS Uniphase Corp.*	190,200	1,660,446
Durables 3.7%
Telecommunications Equipment
CIENA Corp.*	116,000	1,659,960
Financial 18.0%
Banks 4.4%
MBNA Corp.	57,300	2,016,960
Consumer Finance 4.5%
Citigroup, Inc.	40,300	2,034,344
Insurance 4.7%
American International Group, Inc.	26,700	2,119,980
Other Financial Companies 4.4%
Morgan Stanley Dean Witter & Co.	35,500	1,985,870
Health 21.4%
Health Industry Services 3.1%
Express Scripts, Inc. "A"*	30,400	1,421,504
Medical Supply & Specialty 4.5%
Medtronic, Inc.	40,100	2,053,521
Pharmaceuticals 13.8%
Eli Lilly & Co.	25,800	2,026,332
Merck & Co., Inc.	36,000	2,116,800
Pfizer, Inc.	52,900	2,108,065
		6,251,197
Technology 46.0%
Computer Software 0.7%
Openwave Systems, Inc.*	31,400	307,406
	Shares	Value ($)
Diverse Electronic Products 2.3%
Foundry Networks, Inc.*	126,600	1,031,790
EDP Peripherals 13.7%
Brocade Communications Systems, Inc.*	60,200	1,993,824
EMC Corp.*	157,200	2,112,768
VERITAS Software Corp.*	46,700	2,093,094
		6,199,686
Electronic Components / Distributors 10.1%
Cisco Systems, Inc.*	80,400	1,456,044
Juniper Networks, Inc.*	105,400	1,997,330
PMC-Sierra, Inc.*	54,300	1,154,418
		4,607,792
Semiconductors 19.2%
Applied Materials, Inc.*	49,700	1,992,970
Linear Technology Corp.	52,200	2,037,888
Maxim Integrated Products, Inc.*	38,750	2,034,763
Vitesse Semiconductor Corp.*	44,900	559,454
Xilinx, Inc.*	53,100	2,073,555
		8,698,630
Total Common Stocks (Cost $42,084,795)		42,049,086

	Principal Amount ($)	Value ($)
Cash Equivalents 7.2%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $3,271,335)	3,271,335	3,271,335
Total Investment Portfolio - 100.0% (Cost $45,356,130) (a)		45,320,421

Notes to SVS Strategic Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $45,356,199. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $35,778. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,349,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,385,499.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $45,356,130)	$ 45,320,421
Cash	10,000
Dividends receivable	13,568
Interest receivable	5,471
Receivable for Portfolio shares sold	176,111
Total assets	45,525,571
Liabilities
Payable for investments purchased	1,659,226
Payable for Portfolio shares redeemed	39
Accrued management fee	56,942
Other accrued expenses and payables	24,384
Total liabilities	1,740,591
Net assets, at value	$ 43,784,980
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(35,709)
Accumulated net realized gain (loss)	(321,724)
Paid-in capital	44,142,413
Net assets, at value	$ 43,784,980
Net Asset Value and redemption price per share ($43,784,980 / 5,764,587 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends	$ 47,084
Interest	37,349
Total Income	84,433
Expenses: Management fee	112,052
Custodian and accounting fees	35,993
Auditing	1,591
Legal	4,824
Trustees' fees and expenses	751
Reports to shareholders	14,647
Other	1,272
Total expenses, before expense reductions	171,130
Expense reductions	(35,573)
Total expenses, after expense reductions	135,557
Net investment income (loss)	(51,124)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(321,724)
Net unrealized appreciation (depreciation) during the period on investments	(35,709)
Net gain (loss) on investment transactions	(357,433)
Net increase (decrease) in net assets resulting from operations	$ (408,557)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (51,124)
Net realized gain (loss) on investment transactions	(321,724)
Net unrealized appreciation (depreciation) on investment transactions during the period	(35,709)
Net increase (decrease) in net assets resulting from operations	(408,557)
Portfolio share transactions: Proceeds from shares sold	44,874,963
Cost of shares redeemed	(681,426)
Net increase (decrease) in net assets from Portfolio share transactions	44,193,537
Increase (decrease) in net assets	43,784,980
Net assets at beginning of period	-
Net assets at end of period	$ 43,784,980
Other Information
Shares outstanding at beginning of period	-
Shares sold	5,857,695
Shares redeemed	(93,108)
Net increase (decrease) in Portfolio shares	5,764,587
Shares outstanding at end of period	5,764,587

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.38)
Total from investment operations	(2.40)
Net asset value, end of period	$ 7.60
Total Return (%)[c]	(24.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44
Ratio of expenses before expense reductions (%)	1.44*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (loss) (%)	(.43)*
Portfolio turnover rate (%)	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary and Performance Update December 31, 2001

SVS Venture Value Portfolio

During the period from May 1, 2001 (inception) to December 31, 2001, the SVS Venture Value Portfolio outperformed the major value indices as well as the broader market as measured by the S&P 500 Index. Despite overall performance that was negative, some positions performed well in 2001. These tended to be shares of companies whose strong financial positions allowed them to better weather difficult economic periods or companies whose shares were poised to recover from previous declines. The most notable contributors to our overall performance at the sector level included capital goods, consumer cyclicals, and financials. The capital goods positions that contributed to performance included Tyco International and Sealed Air, while the consumer cyclical positions that contributed to performance included Costco Wholesale and Masco Corp. Financials, predominantly the high quality insurers Progressive Corp., Transatlantic Holdings, and Berkshire Hathaway also contributed to performance. Price weakness during the period was experienced by a diversity of sectors and industries within the portfolio in conjunction with weakness throughout the stock market. The biggest contributors to our negative performance came primarily from technology, consumer finance, and pharmaceutical companies including Tellabs, Providian Financial, American Express, and Merck.

The SVS Venture Value Portfolio continues to reflect strategic allocations to financial, capital goods, consumer products, and select pharmaceutical companies. Our allocation to technology, by contrast, declined over the period as a result of active paring and declines in technology shares. These allocations reflect long-term investment themes, based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short-term.

We maintain a realistic long-term view for the U.S. stock market. At the current time, inflation remains muted, consumer confidence is relatively strong, and both the Federal government and Federal Reserve are striving to invigorate the U.S. economy. However, these positive factors are balanced by the fact that many stocks remain at high valuations, and quality of earnings for many public companies is poor. Our Senior Research Advisor, Shelby M.C. Davis, concludes that the U.S. stock market may remain in a trading range for a protracted period.

Christopher C. Davis and Kenneth Charles Feinberg
Co-Portfolio Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Venture Value Portfolio from 5/1/2001 to 12/31/2001
-- SVS Venture Value Portfolio -- S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Cumulative Total Return[1]
For the periods ended December 31, 2001	Life of Portfolio
SVS Venture Value Portfolio	-5.00%	(Since 5/1/2001)

* The Portfolio commenced operations on May 1, 2001. Index comparison begins April 30, 2001.
1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2001

SVS Venture Value Portfolio

	Shares	Value ($)
Common Stocks 90.1%
Construction 4.0%
Building Materials 1.6%
Martin Marietta Materials, Inc.	15,800	736,280
Vulcan Materials Co.	22,300	1,069,062
		1,805,342
Building Products 2.4%
Masco Corp.	110,800	2,714,600
Consumer Discretionary 5.2%
Department & Chain Stores 2.4%
Costco Wholesale Corp.*	54,300	2,409,834
J.C. Penney Co., Inc.	12,700	341,630
		2,751,464
Hotels & Casinos 0.8%
Marriott International, Inc. "A"	23,200	943,080
Restaurants 1.3%
McDonald's Corp.	53,900	1,426,733
Specialty Retail 0.7%
RadioShack Corp.	26,800	806,680
Consumer Staples 6.3%
Alcohol & Tobacco 4.1%
Philip Morris Companies, Inc.	101,200	4,640,020
Consumer Electronic and Photographic 0.5%
Eastman Kodak Co.	19,500	573,885
Food & Beverage 1.7%
Hershey Foods Corp.	1,000	67,700
Kraft Foods, Inc. "A"	21,400	728,242
Safeway, Inc.*	25,900	1,081,325
		1,877,267
Durables 1.0%
Telecommunications Equipment
Lucent Technologies, Inc.	43,100	271,099
Tellabs, Inc.*	58,700	882,261
		1,153,360
Energy 5.9%
Oil & Gas Production 2.5%
Conoco, Inc.	10,600	299,980
Devon Energy Corp.	39,800	1,538,270
EOG Resources, Inc.	25,900	1,012,949
		2,851,199
	Shares	Value ($)
Oil / Gas Transmission 1.3%
Kinder Morgan, Inc.	27,000	1,503,630
Oil Companies 2.1%
Phillips Petroleum Co.	39,000	2,350,140
Financial 34.2%
Banks 7.2%
Bank One Corp.	40,400	1,577,620
Golden West Financial Corp.	37,700	2,218,645
Lloyds TSB Group PLC	22,400	1,007,776
Wells Fargo & Co.	76,100	3,306,545
		8,110,586
Consumer Finance 12.9%
American Express Co.	167,100	5,963,799
Citigroup, Inc.	83,400	4,210,032
Household International, Inc.	75,500	4,374,470
Providian Financial Corp.	18,500	65,675
		14,613,976
Insurance 8.9%
American International Group, Inc.	47,500	3,771,500
Aon Corp.	35,900	1,275,168
Chubb Corp.	6,100	420,900
Markel Corp.*	1,300	233,545
Principal Financial Group, Inc.*	7,800	187,200
Progressive Corp.	14,000	2,090,200
Transatlantic Holdings, Inc.	22,650	2,061,150
		10,039,663
Other Financial Companies 3.7%
Berkshire Hathaway, Inc. "B"*	1,019	2,572,975
Morgan Stanley Dean Witter & Co.	28,400	1,588,696
		4,161,671
Real Estate 1.5%
Avalonbay Communities, Inc. (REIT)	2,100	99,351
CenterPoint Properties Corp. (REIT)	31,800	1,583,640
		1,682,991
Health 7.6%
Pharmaceuticals
American Home Products Corp.	20,100	1,233,336
Bristol-Myers Squibb Co.	14,500	739,500
Eli Lilly & Co.	28,200	2,214,828
	Shares	Value ($)
Merck & Co., Inc.	66,700	3,921,960
Pharmacia Corp.	10,300	439,295
		8,548,919
Manufacturing 16.2%
Containers & Paper 2.0%
Sealed Air Corp.*	55,000	2,245,100
Diversified Manufacturing 12.0%
Dover Corp.	35,100	1,301,157
Loews Corp.	25,600	1,417,728
Minnesota Mining & Manufacturing Co.	18,300	2,163,243
Tyco International Ltd.	146,763	8,644,314
		13,526,442
Industrial Specialty 0.0%
Loral Space and Communications Ltd.*	17,100	51,129
Office Equipment / Supplies 2.2%
Lexmark International, Inc.*	41,600	2,454,400
Media 1.0%
Advertising 0.4%
WPP Group PLC (ADR)	8,900	479,710
Print Media 0.6%
Gannett Co., Inc.	9,900	665,577
Service Industries 2.8%
EDP Services 1.0%
First Data Corp.	3,700	290,265
The New Dun & Bradstreet Corp.*	24,400	861,320
		1,151,585
Investment 0.8%
Stilwell Financial, Inc.	25,700	699,554
Sun Life Financial Services of Canada	11,200	238,844
		938,398
	Shares	Value ($)
Miscellaneous Commercial Services 1.0%
Moody's Corp.	26,500	1,056,290
Technology 3.1%
Computer Software 0.4%
BMC Software, Inc.*	25,900	423,983
Electronic Components / Distributors 1.0%
Agere Systems, Inc. "A"*	202,200	1,150,518
Electronic Data Processing 1.1%
Hewlett-Packard Co.	60,200	1,236,508
Office / Plant Automation 0.1%
Novell, Inc.*	15,900	72,981
Precision Instruments 0.5%
Agilent Technologies, Inc.*	18,300	521,733
Transportation 2.8%
Air Freight
United Parcel Service, Inc. "B"	58,800	3,204,600
Total Common Stocks (Cost $99,167,843)		101,734,160

	Principal Amount ($)	Value ($)
Cash Equivalents 9.9%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $11,141,188)	11,141,188	11,141,188
Total Investment Portfolio - 100.0% (Cost $110,309,031) (a)		112,875,348

Notes to SVS Venture Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $110,309,031. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $2,566,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,780,805 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,214,488.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $110,309,031)	$ 112,875,348
Cash	9,368
Foreign currency, at value (cost $397)	397
Dividends receivable	122,287
Interest receivable	15,781
Receivable for Portfolio shares sold	781,455
Total assets	113,804,636
Liabilities
Payable for investments purchased	4,915,553
Accrued management fee	77,680
Other accrued expenses and payables	25,500
Total liabilities	5,018,733
Net assets, at value	$ 108,785,903
Net Assets
Net assets consist of: Undistributed net investment income (loss)	121,147
Net unrealized appreciation (depreciation) on investments	2,566,317
Accumulated net realized gain (loss)	(355,030)
Paid-in capital	106,453,469
Net assets, at value	$ 108,785,903
Net Asset Value and redemption price per share ($108,785,903 / 11,449,266 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $74)	$ 346,059
Interest	86,851
Total Income	432,910
Expenses: Management fee	262,447
Custodian and accounting fees	26,717
Auditing	3,228
Legal	282
Trustees' fees and expenses	320
Reports to shareholders	7,113
Other	710
Total expenses, before expense reductions	300,817
Expense reductions	(141)
Total expenses, after expense reductions	300,676
Net investment income (loss)	132,234
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(355,030)
Foreign currency related transactions	(11,087)
(366,117)
Net unrealized appreciation (depreciation) during the period on investments	2,566,317
Net gain (loss) on investment transactions	2,200,200
Net increase (decrease) in net assets resulting from operations	$ 2,332,434

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ 132,234
Net realized gain (loss) on investment transactions	(366,117)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,566,317
Net increase (decrease) in net assets resulting from operations	2,332,434
Portfolio share transactions: Proceeds from shares sold	108,920,748
Cost of shares redeemed	(2,467,279)
Net increase (decrease) in net assets from Portfolio share transactions	106,453,469
Increase (decrease) in net assets	108,785,903
Net assets at beginning of period	-
Net assets at end of period (including undistributed net investment income of $121,147 at December 31, 2001)	$ 108,785,903
Other Information
Shares outstanding at beginning of period	-
Shares sold	11,724,602
Shares redeemed	(275,336)
Net increase (decrease) in Portfolio shares	11,449,266
Shares outstanding at end of period	11,449,266

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss) on investment transactions[c]	(.53)
Total from investment operations	(.50)
Net asset value, end of period	$ 9.50
Total Return (%)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109
Ratio of expenses before expense reductions (%)	1.09*
Ratio of net investment income (loss) (%)	.48*
Portfolio turnover rate (%)	15*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust"), formerly Kemper Variable Series, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Effective May 1, 2001, the Trust commenced offering four additional portfolios: SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. The Trust offers twenty-seven portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Government Securities Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, in the form of a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
Scudder Blue Chip Portfolio	2,007,000	12/31/2006
	2,837,000	12/31/2008
	33,492,000	12/31/2009
Scudder Contrarian Value Portfolio	19,935,000	12/31/2008
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
Scudder Government Securities Portfolio	896,000	12/31/2007
Scudder Growth Portfolio	94,268,000	12/31/2009
Scudder High Yield Portfolio	6,999,000	12/31/2002
	2,026,000	12/31/2003
	12,052,000	12/31/2007
	16,113,000	12/31/2008
	21,982,000	12/31/2009
Scudder International Research Portfolio	23,423,000	12/31/2009
Scudder Investment Grade Bond Portfolio	1,832,000	12/31/2008
Scudder New Europe Portfolio	130,000	12/31/2008
	3,820,000	12/31/2009
Scudder Small Cap Growth Portfolio	87,908,000	12/31/2009
Scudder Small Cap Value Portfolio	2,222,000	12/31/2007
Scudder Strategic Income Portfolio	177,000	12/31/2007
	153,000	12/31/2008
	103,000	12/31/2009
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,142,000	12/31/2009
Scudder Total Return Portfolio	57,276,000	12/31/2009
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
SVS Dynamic Growth Portfolio	317,000	12/31/2009
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
SVS Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
SVS Growth and Income Portfolio	3,871,000	12/31/2008
	16,179,000	12/31/2009
SVS Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
SVS Mid Cap Growth Portfolio	2,401,000	12/31/2009
SVS Strategic Equity Portfolio	322,000	12/31/2009
SVS Venture Value Portfolio	129,000	12/31/2009

In addition, the Scudder Growth Portfolio inherited approximately $127,000 of capital losses from its merger (see Note G) with Scudder Variable Life Large Company Growth Portfolio, which may be applied against any realized net taxable capital gains in future years or until December 31, 2007, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 2001 through December 31, 2001, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	456,000
Scudder Blue Chip Portfolio	512,000
Scudder Contrarian Value Portfolio	2,154,000
Scudder Global Blue Chip Portfolio	687,000
Scudder Growth Portfolio	2,103,000
Scudder High Yield Portfolio	6,509,000
Scudder International Research Portfolio	2,750,000
Scudder New Europe Portfolio	988,000
Scudder Small Cap Growth Portfolio	5,840,000
Scudder Small Cap Value Portfolio	1,211,000
Scudder Technology Growth Portfolio	8,267,000
SVS Dreman Financial Services Portfolio	172,000
SVS Dreman High Return Equity Portfolio	371,000
SVS Dynamic Growth Portfolio	62,000
SVS Focus Value+Growth Portfolio	1,947,000
SVS Focused Large Cap Growth Portfolio	3,800
SVS Growth and Income Portfolio	5,715,000
SVS Growth Opportunities Portfolio	8,403,000
SVS Index 500 Portfolio	258,000
SVS Venture Value Portfolio	226,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2001, the portfolios' components of distributable earnings on a tax basis are as follows:

Portfolio	Undistributed Ordinary Income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	222,093	-	8,642,000	(15,283,097)
Scudder Blue Chip Portfolio	721,603	-	38,336,000	16,373,801
Scudder Contrarian Value Portfolio	3,627,591	-	19,935,000	5,657,158
Scudder Global Blue Chip Portfolio	244,074	-	2,711,000	(1,834,012)
Scudder Government Securities Portfolio	11,004,884	-	896,000	708,472
Scudder Growth Portfolio	-	-	94,395,000	42,531,457
Scudder High Yield Portfolio	29,551,964	-	59,172,000	(84,459,754)
Scudder International Research Portfolio	439,029	-	23,423,000	(7,807,964)
Scudder Investment Grade Bond Portfolio	4,940,352	-	1,832,000	(751,003)
Scudder Money Market Portfolio	5,516	-	-	-
Scudder New Europe Portfolio	-	-	3,950,000	(266,608)
Scudder Small Cap Growth Portfolio	-	-	87,908,000	5,272,838
Scudder Small Cap Value Portfolio	935,792	-	2,222,000	20,171,892
Scudder Strategic Income Portfolio	755,627	-	433,000	16,748
Scudder Technology Growth Portfolio	207,899	-	102,755,000	(92,126,755)
Scudder Total Return Portfolio	21,322,704	-	57,276,000	63,401,977
SVS Dreman Financial Services Portfolio	955,065	-	2,341,000	6,326,059
SVS Dreman High Return Equity Portfolio	4,480,022	1,523,210	-	9,156,942
SVS Dynamic Growth Portfolio	-	-	317,000	1,255,951
SVS Focus Value+Growth Portfolio	601,041	-	9,619,000	(151,457)
SVS Focused Large Cap Growth Portfolio	-	-	8,361,000	(1,390,845)
SVS Growth and Income Portfolio	999,003	-	20,050,000	(680,278)
SVS Growth Opportunities Portfolio	-	-	33,678,000	(18,618,693)
SVS Index 500 Portfolio	1,055,536	-	3,715,000	(20,975,822)
SVS Mid Cap Growth Portfolio	-	-	2,401,000	3,758,994
SVS Strategic Equity Portfolio	-	-	322,000	(35,778)
SVS Venture Value Portfolio	121,297	-	129,000	2,566,317

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the portfolios are summarized as follows:

Portfolio	Distributions from ordinary income* ($)	Distributions from long-term capital gains ($)	Distributions from return of capital ($)
Scudder Aggressive Growth Portfolio	652,558	-	-
Scudder Blue Chip Portfolio	975,786	-	-
Scudder Contrarian Value Portfolio	3,893,591	-	-
Scudder Global Blue Chip Portfolio	297,369	743,424	-
Scudder Government Securities Portfolio	8,562,567	-	-
Scudder Growth Portfolio	587,343	43,022,245	217,806
Scudder High Yield Portfolio	37,937,710	-	-
Scudder International Research Portfolio	13,846,611	10,560,974	-
Scudder Investment Grade Bond Portfolio	4,623,273	-	-
Scudder Money Market Portfolio	15,691,810	-	-
Scudder New Europe Portfolio	345,868	-	-
Scudder Small Cap Growth Portfolio	5,689,208	28,943,995	365,607
Scudder Strategic Income Portfolio	110,157	-	-
Scudder Technology Growth Portfolio	547,146	-	-
Scudder Total Return Portfolio	25,554,195	30,345,606	-
SVS Dreman Financial Services Portfolio	1,183,047	-	-
SVS Dreman High Return Equity Portfolio	2,559,657	-	-
SVS Focus Value+Growth Portfolio	914,441	9,601,639	-
SVS Growth and Income Portfolio	764,939	-	-
SVS Index 500 Portfolio	599,089	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes (see Note H).

B. Investment Transactions

During the year ended December 31, 2001, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	41,244,225	18,415,243
Scudder Blue Chip Portfolio	305,253,928	252,487,290
Scudder Contrarian Value Portfolio	177,056,807	146,717,886
Scudder Global Blue Chip Portfolio	35,692,534	17,572,690
Scudder Government Securities Portfolio: excluding direct U.S. Government obligations, short-term investments and mortgage dollar roll transactions	602,056,475	462,952,520
direct U.S. Government obligations	285,853,242	283,761,096
mortgage dollar roll transactions	57,024,721	57,227,844
Scudder Growth Portfolio	326,734,214	335,532,637
Scudder High Yield Portfolio	273,719,172	224,388,194
Scudder International Research Portfolio	200,276,012	220,964,312
Scudder Investment Grade Bond Portfolio	204,478,883	165,762,385
Scudder New Europe Portfolio	57,141,284	39,860,076
Scudder Small Cap Growth Portfolio	341,875,963	317,827,450
Scudder Small Cap Value Portfolio	148,508,490	66,766,173
Scudder Strategic Income Portfolio	10,109,918	2,890,519
Scudder Technology Growth Portfolio	330,455,359	145,382,204
Scudder Total Return Portfolio	949,201,742	945,652,784
SVS Dreman Financial Services Portfolio	70,977,534	18,265,409
SVS Dreman High Return Equity Portfolio	286,700,098	39,992,984
SVS Dynamic Growth Portfolio	22,808,105	2,457,274
SVS Focus Value+Growth Portfolio	253,917,011	234,884,947
SVS Focused Large Cap Growth Portfolio	71,712,390	34,775,298
SVS Growth and Income Portfolio	127,750,467	51,495,162
SVS Growth Opportunities Portfolio	110,911,065	46,033,953
SVS Index 500 Portfolio	143,108,801	17,724,752
SVS Mid Cap Growth Portfolio	70,788,294	25,316,325
SVS Strategic Equity Portfolio	42,809,191	402,672
SVS Venture Value Portfolio	103,995,567	4,472,694

For the year ended December 31, 2001, transactions for written options were as follows for the Scudder Small Cap Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	5,650	1,270,969
Closed	(3,377)	(643,809)
Exercised	(2,073)	(613,360)
Expired	(200)	(13,800)
End of period	-	-

For the year ended December 31, 2001, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	6,016	1,048,205
Closed	(1,468)	(236,458)
Exercised	(1,218)	(241,623)
Expired	(2,682)	(458,672)
End of period	648	111,452

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Contrarian Value Portfolio	0.75%
Scudder Government Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Yield Portfolio	0.60%
Scudder International Research Portfolio	0.75%
Scudder Investment Grade Bond Portfolio	0.60%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Small Cap Value Portfolio	0.75%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Focus Value+Growth Portfolio	0.75%

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
$250 million-$1 billion	0.72%
$1 billion-$2.5 billion	0.70%
$2.5 billion-$5 billion	0.68%
$5 billion-$7.5 billion	0.65%
$7.5 billion-$10 billion	0.64%
$10 billion-$12.5 billion	0.63%
Over $12.5 billion	0.62%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate (%)
Scudder Aggressive Growth Portfolio	0.75%
Scudder Technology Growth Portfolio	0.74%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.75%

SVS Dynamic Growth Portfolio and SVS Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
$250 million-$500 million	0.975%
$500 million-$1 billion	0.950%
$1 billion-$2.5 billion	0.925%
Over $2.5 billion	0.900%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
SVS Dynamic Growth Portfolio	65,026	6,514	0.90%
SVS Mid Cap Growth Portfolio	112,802	1,561	0.98%

SVS Focused Large Cap Growth Portfolio, SVS Growth and Income Portfolio, SVS Growth Opportunities Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
$250 million-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$2.5 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual/annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
SVS Focused Large Cap Growth Portfolio	351,121	-	0.95%
SVS Growth and Income Portfolio	1,222,426	-	0.95%
SVS Growth Opportunities Portfolio	1,394,470	-	0.95%
SVS Strategic Equity Portfolio	112,052	6,787	0.89%
SVS Venture Value Portfolio	262,447	-	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$200 million	0.440%
$200 million-$750 million	0.400%
$750 million-$2 billion	0.380%
$2 billion-$5 billion	0.365%
Over $5 billion	0.335%

Accordingly, for the year ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.44% of SVS Index 500 Portfolio's average daily net assets.

The Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
$250 million-$750 million	0.95%
$750 million-$1.5 billion	0.90%
$1.5 billion-$3 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the year ended December 31, 2001, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
Scudder Global Blue Chip Portfolio	360,873	-	1.00%
Scudder New Europe Portfolio	181,386	142,345	0.22%

In addition, the Advisor has temporarily agreed to absorb certain operating expenses of the Scudder New Europe Portfolio. Under these arrangements, ZSI waived and absorbed expenses of $48,450, for the year ended December 31, 2001.

Scudder Investments Ltd. (U.K.), serves as sub-advisor with respect to foreign securities investments in the Scudder International Research and Scudder Strategic Income Portfolios, and is paid by ZSI for its services.

Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Dreman Financial Services and SVS Dreman High Return Equity Portfolios, and is paid by Scudder for its services.

INVESCO serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Dynamic Growth Portfolio, and is paid by ZSI for its services.

Eagle Asset Management, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Focused Large Cap Growth Portfolio, and is paid by ZSI for its services.

Janus Capital Corporation serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Growth and Income and SVS Growth Opportunities Portfolios, and is paid by ZSI for its services.

Deutsche Asset Management, Inc. serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Index 500 Portfolio, and is paid by ZSI for its services.

Turner Investment Partners, Inc. serves as sub-advisor with respect to the investment and reinvestment of assets in the SVS Mid Cap Growth Portfolio, and is paid by ZSI for its services.

Oak Associates, Ltd. serves as sub-advisor with respect to investment and reinvestment of assets in the SVS Strategic Equity Portfolio, and is paid by ZSI for its services.

Davis Selected Advisors, L.P., serves as sub-advisor with respect to foreign securities investments in the SVS Venture Value Portfolio, and is paid by ZSI for its services.

Effective June 18, 2001, Jennison Associates serves as sub-advisor for the growth portion of the portfolio with respect to the investment and reinvestment of assets in the SVS Focus Value+Growth Portfolio, and is paid by ZSI for its services.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. For the year ended December 31, 2001, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Unpaid at December 31, 2001 ($)
Scudder Aggressive Growth Portfolio	28,733	-	5,613
Scudder Global Blue Chip Portfolio	49,771	-	49,771
Scudder New Europe Portfolio	54,790	54,790	-
Scudder Technology Growth Portfolio	67,464	-	16,308
SVS Dreman Financial Services Portfolio	43,868	-	3,300
SVS Dreman High Return Equity Portfolio	81,776	-	9,102
SVS Dynamic Growth Portfolio	36,878	36,878	-
SVS Focused Large Cap Growth Portfolio	37,500	-	37,500
SVS Growth and Income Portfolio	57,543	-	57,543
SVS Growth Opportunities Portfolio	156,916	-	156,916
SVS Index 500 Portfolio	168,631	141,896	-
SVS Mid Cap Growth Portfolio	57,921	57,630	-
SVS Strategic Equity Portfolio	28,595	28,595	-
SVS Venture Value Portfolio	23,755	-	3,145

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the portfolios for the year ended December 31, 2001 are reflected as interest income on the Statement of Operations as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	229,408
Scudder Blue Chip Portfolio	236,271
Scudder Contrarian Value Portfolio	545,253
Scudder Government Securities Portfolio	833,655
Scudder Growth Portfolio	394,254
Scudder High Yield Portfolio	218,820
Scudder Investment Grade Bond Portfolio	299,995
Scudder Small Cap Growth Portfolio	333,380
Scudder Small Cap Value Portfolio	131,192
Scudder Strategic Income Portfolio	59,643
Scudder Technology Growth Portfolio	1,216,721
Scudder Total Return Portfolio	847,468
SVS Dreman Financial Services Portfolio	102,806
SVS Dreman High Return Equity Portfolio	643,299
SVS Dynamic Growth Portfolio	30,808
SVS Focus Value+Growth Portfolio	166,816
SVS Focused Large Cap Growth Portfolio	51,262
SVS Growth and Income Portfolio	548,187
SVS Growth Opportunities Portfolio	186,960
SVS Index 500 Portfolio	119,869
SVS Mid Cap Growth Portfolio	39,347
SVS Strategic Equity Portfolio	33,221
SVS Venture Value Portfolio	80,135

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the year ended December 31, 2001, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	658
Scudder Blue Chip Portfolio	399
Scudder Contrarian Value Portfolio	54
Scudder Government Securities Portfolio	983
Scudder Growth Portfolio	320
Scudder High Yield Portfolio	1,023
Scudder Investment Grade Bond Portfolio	1,331
Scudder Money Market Portfolio	1,848
Scudder Small Cap Growth Portfolio	9,313
Scudder Small Cap Value Portfolio	1,267
Scudder Strategic Income Portfolio	833
Scudder Technology Growth Portfolio	2,043
Scudder Total Return Portfolio	763
SVS Dreman Financial Services Portfolio	1,068
SVS Dreman High Return Equity Portfolio	211
SVS Dynamic Growth Portfolio	19
SVS Focus Value+Growth Portfolio	192
SVS Focused Large Cap Growth Portfolio	6,134
SVS Growth and Income Portfolio	6,527
SVS Growth Opportunities Portfolio	7,156
SVS Index 500 Portfolio	141
SVS Mid Cap Growth Portfolio	160
SVS Strategic Equity Portfolio	191
SVS Venture Value Portfolio	141

E. Commitments

As of December 31, 2001, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder Global Blue Chip Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	260,043,000	USD	2,100,000	2/4/2002	121,186

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
USD	917,184	JPY	120,013,545	1/7/2002	(5,247)
GBP	157,236	USD	223,275	1/31/2002	(5,276)
EUR	404,209	USD	359,342	2/13/2002	(371)
					(10,894)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
CAD	941,514	USD	600,627	1/7/2002	9,243
JPY	240,027,090	USD	1,889,100	1/7/2002	65,224
					74,467

Abbreviations:

USD	United States Dollars	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro

F. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Under the agreement the following portfolios may borrow up to a maximum percentage of their net assets:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	5%
Scudder Blue Chip Portfolio	33%
Scudder Contrarian Value Portfolio	33%
Scudder Global Blue Chip Portfolio	5%
Scudder Government Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Yield Portfolio	33%
Scudder International Research Portfolio	33%
Scudder Investment Grade Bond Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder New Europe Portfolio	5%
Scudder Small Cap Growth Portfolio	33%
Scudder Small Cap Value Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dynamic Growth Portfolio	5%
SVS Focus Value+Growth Portfolio	33%
SVS Focused Large Cap Growth Portfolio	5%
SVS Growth and Income Portfolio	5%
SVS Growth Opportunities Portfolio	5%
SVS Index 500 Portfolio	5%
SVS Mid Cap Growth Portfolio	5%
SVS Strategic Equity Portfolio	5%
SVS Venture Value Portfolio	5%

G. Acquisition of Assets

On April 27, 2001, the Scudder Total Return Portfolio ("Acquiring Portfolio") acquired all the net assets of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio ("Acquired Portfolios") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 46,931,368 shares of the Acquiring Portfolio for the 21,787,601, 43,847,344 and 29,839,378 shares, respectively of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio (unadjusted for June 18, 2001 stock split) outstanding on April 27, 2001. Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio's net assets at that date ($25,401,631, $50,410,127 and $34,187,073, respectively), including $1,957,048, $2,205,572 and $934,365, respectively, of net unrealized appreciation, were combined with those of Scudder Total Return Portfolio. The aggregate net assets of Scudder Total Return Portfolio immediately before the acquisition were $803,790,624. The combined net assets of the Scudder Total Return Portfolio immediately following the acquisition were $913,789,455.

Additionally, on April 30, 2001, the Scudder Growth Portfolio ("Acquiring Portfolio") acquired all the net assets of the Scudder Variable Life Large Company Growth Portfolio ("Acquired Portfolio") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 3,180,533 shares of the Acquiring Portfolio (unadjusted for June 18, 2001 stock split) for the 1,317,680 shares of the Acquired Portfolio outstanding on April 30, 2001. The Acquired Portfolio's net assets at that date ($7,576,034), including $1,226,003 of net unrealized depreciation, were combined with those of Scudder Growth Portfolio. The aggregate net assets of Scudder Growth Portfolio immediately before the acquisition were $491,110,861. The combined net assets of the Scudder Growth Portfolio immediately following the acquisition were $498,686,895.

H. Change In Accounting Principle

As required, effective January 1, 2001, each portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, each portfolio did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The following portfolios were impacted by the adoption of the audit guide as follows:

Scudder Government Securities Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $386,300 reduction in cost of securities and a corresponding $386,300 increase in net unrealized appreciation, based on securities held by the Scudder Government Securities Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $1,427,201: decrease net unrealized appreciation by $20,855, increase net realized gains by $1,448,056. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder High Yield Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $1,105,172 reduction in cost of securities and a corresponding $1,105,172 increase in net unrealized appreciation, based on securities held by the Scudder High Yield Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $2,566,056: increase net unrealized appreciation by $676,714, and increase net realized gains by $1,889,342. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Investment Grade Bond Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $65,124 reduction in cost of securities and a corresponding $65,124 increase in net unrealized appreciation, based on securities held by the Scudder Investment Grade Bond Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $79,342: decrease net unrealized appreciation by $19,978 and increase net realized gains by $99,320. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Strategic Income Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $2,068 reduction in cost of securities and a corresponding $2,068 increase in net unrealized appreciation, based on securities held by the Scudder Strategic Income Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $58,240: decrease net unrealized depreciation by $63,773 and decrease net realized gains by $5,533. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Scudder Total Return Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $276,775 reduction in cost of securities and a corresponding $276,775 increase in net unrealized appreciation, based on securities held by the Scudder Total Return Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $1,071,925: increase net unrealized appreciation by $564,805 and increase net realized gains by $507,120. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

SVS Growth and Income Portfolio

The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $6,303 reduction in cost of securities and a corresponding $6,303 increase in net unrealized appreciation, based on securities held by the SVS Growth and Income Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $17,735: increase net unrealized appreciation by $6,319 and increase net realized gains by $11,416. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

I. Stock Split

On June 18, 2001, each of the portfolios conducted a 1 for 10 reverse stock split for the shareholders of the Trust, excluding Scudder Money Market Portfolio, SVS Dynamic Growth Portfolio, SVS Mid Cap Growth Portfolio, SVS Strategic Equity Portfolio and SVS Venture Value Portfolio. All capital share activity on the Statements of Changes in Net Assets and per share data on the Financial Highlights tables have been restated to reflect the reverse stock split.

J. Subsequent Event

Effective January 18, 2002, Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets of the Scudder Small Cap Value Portfolio and is paid by ZSI for its services. In addition, the Portfolio changed its name to Scudder-Dreman Small Cap Value Portfolio.

Report of Ernst & Young LLP, Independent Auditors

The Trustees and the Shareholders of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Contrarian Value, Scudder Global Blue Chip, Scudder Government Securities, Scudder Growth, Scudder High Yield, Scudder International Research, Scudder Investment Grade Bond, Scudder Money Market, Scudder New Europe, Scudder Small Cap Growth, Scudder Small Cap Value, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dynamic Growth, SVS Focus Value+Growth, SVS Focused Large Cap Growth, SVS Growth and Income, SVS Growth Opportunities, SVS Index 500, SVS Mid Cap Growth, SVS Strategic Equity, and SVS Venture Value Portfolios, comprising the Scudder Variable Series II (the "Trust"), as of December 31, 2001, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts

This annual report must be preceded or accompanied by the current prospectus.

These portfolios are only available as variable subaccount options in a variety of variable annuities and life products and are not available for direct investment. Variable annuities and variable universal life are long-term, tax-deferred vehicles that have insurance features, such as annuitization options and death benefits.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Printed on recycled paper.
SVS2-2 (2/25/02) 15635
Printed in the U.S.A.

SCUDDER INVESTMENTS

February 15, 2002

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains on April 2, 2001 for shares of record on March 28, 2001:

Portfolio	Distribution Per Share ($)	% Representing 20% Rate Gains
Scudder Global Blue Chip Portfolio	0.03	100
Scudder Growth Portfolio	0.24	100
Scudder International Research Portfolio	0.09	100
Scudder Small Cap Growth Portfolio	0.21	100
Scudder Total Return Portfolio	0.10	100
SVS Focus Value+Growth Portfolio	0.11	100

Pursuant to Section 852 of the Internal Revenue Code, the following portfolio designates capital gain dividends for the year ended December 31, 2001 as follows:

Portfolio	Capital Gain Dividends ($)	% Representing 20% Rate Gains
SVS Dreman High Return Equity Portfolio	1,676,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2001 qualified for the dividends received deduction:

Portfolio	%
Scudder Aggressive Growth Portfolio	11
Scudder Blue Chip Portfolio	100
Scudder Contrarian Value Portfolio	68
Scudder Global Blue Chip Portfolio	100
Scudder Technology Growth Portfolio	83
Scudder Total Return Portfolio	17
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Growth and Income Portfolio	100
SVS Index 500 Portfolio	100

Scudder International Research Portfolio paid foreign taxes of $344,900 and earned $798,807 of foreign source income during the year ended December 31, 2001. Pursuant to section 853 of the Internal Revenue Code, Scudder International Research Portfolio designates $0.03 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended December 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Variable Series II (the "Trust") was held on March 14, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matter was voted upon by the shareholders of all series of the Trust, voting together:

1. To elect Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	2,999,130,950	85,967,301
Lewis A. Burnham	2,998,563,478	86,534,773
Mark S. Casady	2,999,046,283	86,051,968
Linda C. Coughlin	2,998,977,508	86,120,743
Donald L. Dunaway	2,998,973,012	86,125,239
James R. Edgar	2,998,453,786	86,644,465
William F. Glavin, Jr.	2,998,497,603	86,600,648
Robert B. Hoffman	2,998,536,542	86,561,709
Shirley D. Peterson	2,998,678,526	86,419,725
Fred B. Renwick	2,998,047,379	87,050,872
William P. Sommers	2,998,648,713	86,449,538
John G. Weithers	2,998,173,245	86,925,006

The following matter was voted upon by the shareholders of each series, voting separately:

2. To ratify the selection of Ernst & Young LLP as the independent auditors for each series for the current fiscal year.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
Scudder Aggressive Growth Portfolio	48,942,930	95,040	1,171,470
Scudder Blue Chip Portfolio	153,323,538	934,997	5,963,612
Scudder Contrarian Value Portfolio	156,278,801	1,028,768	5,877,118
Scudder Global Blue Chip Portfolio	27,214,310	3,568	942,114
Scudder Government Securities Portfolio	136,046,008	690,377	3,198,330
Scudder Growth Portfolio	183,769,713	2,378,702	6,699,523
Scudder High Yield Portfolio	325,655,666	3,640,271	12,665,119
Scudder International Research Portfolio	123,462,843	1,507,048	5,201,009
Scudder Investment Grade Bond Portfolio	67,610,573	290,011	1,934,473
Scudder Money Market Portfolio	238,653,666	2,299,744	13,163,091
Scudder New Europe Portfolio	13,864,862	18,736	328,133
Scudder Small Cap Growth Portfolio	131,872,449	1,376,304	5,310,125
Scudder Small Cap Value Portfolio	70,644,134	768,488	3,864,090
Scudder Strategic Income Portfolio	9,900,771	269,935	380,226
Scudder Technology Growth Portfolio	213,901,849	1,151,983	7,177,182
Scudder Total Return Portfolio	310,223,942	2,932,275	12,711,973
SVS Dreman Financial Services Portfolio	59,260,666	267,131	1,990,271
SVS Dreman High Return Equity Portfolio	153,650,444	762,467	6,606,095
SVS Focused Large Cap Growth Portfolio	22,872,510	157,738	858,660

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
SVS Focus Value+Growth Portfolio	86,583,419	1,265,513	4,378,484
SVS Growth And Income Portfolio	95,807,195	889,203	2,740,536
SVS Growth Opportunities Portfolio	131,693,806	1,137,452	3,376,616
SVS Index 500 Portfolio	100,251,322	480,191	2,336,349

The following matter was voted upon by the shareholders of Scudder Money Market Portfolio only:

3. To approve an amendment to the fund's concentration policy.

Affirmative	Against	Abstain
232,462,607	5,886,614	15,767,280

The following matters were voted upon by the shareholders of SVS Focus Value+Growth Portfolio only on March 29, 2001:

4. To approve a change to the fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company.

Affirmative	Against	Abstain
82,699,195	2,746,810	6,782,411

5. To approve a new sub-advisory agreement for the fund between Zurich Scudder Investments, Inc. and Jennison Associates LLC.

Affirmative	Against	Abstain
84,534,234	1,908,005	5,786,177

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next annual meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
John W. Ballantine (55)
Trustee	2001 to present	Retired 1998; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996)	85	First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
Lewis A. Burnham (68)
Trustee	2001 to present	Retired 1998; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	85	None
Donald L. Dunaway (64)
Trustee	2001 to present	Retired 1994; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer)	85	None
James R. Edgar (55)
Trustee	1999 to present	Distinguished Fellow, University of Illinois Institute of Government and Public Affairs; formerly, Governor, State of Illinois	85	Kemper Insurance Companies; John B. Sanfilippo & Son, Inc.; Horizon Group Properties, Inc.
Robert B. Hoffman (65)
Trustee	2001 to present	Retired 2000; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for mining and paper industries); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	85	None
Shirley D. Peterson (60)
Trustee	2001 to present	Retired 2000; formerly, President, Hood College; prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice	85	Bethlehem Steel Corp.
Fred B. Renwick (71)
Trustee	1995 to present	Retired 2001. Professor Emeritus of Finance, New York University, Stern School of Business	85	The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; The Investment Fund for Foundations; American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America

William P. Sommers (68)
Trustee	2001 to present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)	85	PSI Inc.; Evergreen Solar, Inc.; Litton Industries; SRI/Atomic Tangerine
John G. Weithers (68)
Trustee	1993 to present	Retired 1992; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	85	Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems

Interested Trustees*
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Mark S. Casady (41)
Trustee and President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.	85	None
Linda C. Coughlin (49)
Trustee and Chairperson	2001 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
William F. Glavin, Jr. (43)
Trustee	2001 to present	Managing Director, Zurich Scudder Investments, Inc.; (April 1997 to present), prior thereto, Executive Vice President of Market and Product Development of an unaffiliated investment management firm.	85	None

* Each trustee listed under the heading "Interested Trustees" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an officer of the fund's investment manager.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark S. Casady (41)	President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Irene T. Cheng (47)	Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Philip J. Collora (56)	Vice President and Assistant Secretary	1992 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Linda C. Coughlin (49)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Jan C. Faller (35)	Vice President	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1999 to present); prior thereto, Bond and Currency Investment Manager, PanAgora Asset Management
Carol L. Franklin (49)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Gadsden (46)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Sewall Hodges (46)	Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
William E. Holzer (52)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary A. Langbaum (53)	Vice President	1995 to present	Managing Director, Zurich Scudder Investments, Inc.
Tracy McCormick (47)	Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Frank J. Rachwalski, Jr. (56)	Vice President	1995 to present	Managing Director, Zurich Scudder Investments, Inc.
Harry E. Resis, Jr. (56)	Vice President	1995 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas F. Sassi (59)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Jesse Stuart	Vice President	2002 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Robert D. Tymoczko (31)	Vice President	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, economic consultant
Linda J. Wondrack (37)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)	Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)	Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
John Millette (39)	Secretary	2001 to present	Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)	Assistant Secretary	1998 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Notes

Notes

Notes

Notes

[Scudder Investments logo]

Semiannual report to
shareholders for the six months
ended June 30, 2002

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Contrarian Value Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder Growth Portfolio

Scudder High Yield Portfolio

Scudder International Select Equity Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Money Market Portfolio

Scudder New Europe Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

<Click Here> Economic Overview

Management Summary, Portfolio Of Investments, Financial Statements, Financial Highlights For:

<Click Here> Scudder Aggressive Growth Portfolio

<Click Here> Scudder Blue Chip Portfolio

<Click Here> Scudder Contrarian Value Portfolio

<Click Here> Scudder Global Blue Chip Portfolio

<Click Here> Scudder Government Securities Portfolio

<Click Here> Scudder Growth Portfolio

<Click Here> Scudder High Yield Portfolio

<Click Here> Scudder International Select Equity Portfolio (formerly Scudder International Research Portfolio)

<Click Here> Scudder Investment Grade Bond Portfolio

<Click Here> Scudder Money Market Portfolio

<Click Here> Scudder New Europe Portfolio

<Click Here> Scudder Small Cap Growth Portfolio

<Click Here> Scudder Strategic Income Portfolio

<Click Here> Scudder Technology Growth Portfolio

<Click Here> Scudder Total Return Portfolio

<Click Here> SVS Davis Venture Value Portfolio (formerly SVS Venture Value Portfolio)

<Click Here> SVS Dreman Financial Services Portfolio

<Click Here> SVS Dreman High Return Equity Portfolio

<Click Here> SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)

<Click Here> SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth Portfolio)

<Click Here> SVS Focus Value+Growth Portfolio

<Click Here> SVS Index 500 Portfolio

<Click Here> SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth Portfolio)

<Click Here> SVS Janus Growth and Income Portfolio (formerly SVS Growth and Income Portfolio)

<Click Here> SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities Portfolio)

<Click Here> SVS MFS Strategic Value Portfolio

<Click Here> SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity Portfolio)

<Click Here> SVS Turner Mid Cap Growth Portfolio (formerly SVS Mid Cap Growth Portfolio)

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

Economic Overview

Dear Shareholder:

After bolting out of the gates even faster than anticipated earlier this year, the economy cooled a bit this spring.

The economic recovery we have been hoping for and expecting is still on track. Early indicators - i.e., those that come before a recovery is in full swing - are good. Workweeks are lengthening, companies are rehiring temporary workers, and businesses are ordering more capital goods. This suggests that a revival in business investment and improvements in the labor market - sure signs of a recovery - are not far off. We expect companies to start hiring and investing in equipment later this year and in 2003.

The Federal Reserve is unlikely to begin reversing last year's rate cuts until it is more confident in the sustainability of the economic expansion. At a minimum, they'll want to see more concrete signs of a revival in business investment, and much greater improvement in the labor markets. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. We see the funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to a more neutral level of roughly 4.50 percent by the end of 2003.

The economic recovery should drive a rebound in corporate profits, which would typically fuel the equity markets. However, we believe that equity markets have already factored this rebound in profits into stock prices - so a market recovery won't be huge. Still, recent sell-offs seem a bit overdone, and there is room for some rebound as the recovery solidifies. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

As the economic recovery solidifies and the Fed begins reversing last year's rate cuts - perhaps by late summer or early fall - interest rates across the yield curve will increase. Short- and intermediate-term rates will increase the most, although even longer-term rates will probably retrace a bit of their recent declines.

Economic Guideposts Data as of 6/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Deutsche Asset Management

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of June 20, 2002, and may not actually come to pass.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Management Summary June 30, 2002

Scudder Aggressive Growth Portfolio

The portfolio declined sharply in the first half of 2002, more than the unmanaged S&P 500 Index. Disappointing news regarding profits and continued volatility in the technology sector weighted on the market and the portfolio's results. The portfolio had a substantial cash equivalent position as of June 30.

As the U.S. economic recovery sputtered, investors lost confidence in short-term earnings estimates. In addition, investors grew skeptical about corporate strategy and business forecasts amid increased scrutiny of corporate governance and management practices in many industries, including telecom, corporate and consumer services and biotechnology.

Very little worked during the period but we stayed true to our mandate and we believe this leaves us well positioned as market confidence gradually recovers. We are moving to reduce some holdings that have been proven winners and grown to large cap status. We are also attempting to carefully re-deploy the profits into smaller stocks that we see as having the balance sheet strength and management skills for the long haul.

We're seeing some stocks trading well below book value or at a level that reflects only the cash on their balance sheets. Even so, we are beginning to have a more positive outlook based on stock valuations. Earnings may be poor. There is no short-term growth at many companies, but prices have dropped to the point where a lot of long-term opportunities are surfacing.

Sewall F. Hodges
Peter Chin
Roy C. McKay
Co-Managers
Deutsche Investment Management Americas Inc.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 82.6%
Communications 1.1%
Telephone/Communications
Time Warner Telecom, Inc. "A"*	95,000	159,600
Triton PCS Holdings, Inc. "A"*	109,900	428,610
		588,210
Consumer Discretionary 2.7%
Apparel & Shoes 1.0%
Brown Shoe Co., Inc.	17,700	497,370
Recreational Products 1.7%
Harley-Davidson, Inc.	17,700	907,479
Durables 0.4%
Telecommunications Equipment
Amdocs Ltd.*	26,500	200,075
Energy 6.2%
Oil & Gas Production 4.7%
Anadarko Petroleum Corp.	11,100	547,230
EOG Resources, Inc.	18,800	746,360
Talisman Energy, Inc.	24,300	1,094,486
		2,388,076
Oilfield Services/Equipment 1.5%
Precision Drilling Corp.*	22,500	781,650
Financial 6.0%
Banks 2.2%
State Street Corp.	25,200	1,126,440
Insurance 3.8%
Everest Re Group Ltd.	9,500	531,525
Progressive Corp.	12,900	746,265
Renaissance Retail Group Ltd.	18,600	680,760
		1,958,550
Health 10.9%
Health Industry Services 1.1%
DaVita, Inc.*	23,500	559,300
Medical Supply & Specialty 5.9%
Andrx Group*	34,800	938,556
Medtronic, Inc.	28,498	1,221,139
Waters Corp.*	33,100	883,770
		3,043,465
Pharmaceuticals 3.9%
Biovail Corp.*	35,200	1,019,392
Teva Pharmaceutical Industries Ltd. (ADR)	6,700	447,426
	Shares	Value ($)
Watson Pharmaceuticals, Inc.*	22,300	563,520
		2,030,338
Manufacturing 2.6%
Diversified Manufacturing 0.8%
Tyco International Ltd.	32,900	444,479
Electrical Products 0.8%
Nanometrics, Inc.*	25,400	403,327
Office Equipment/Supplies 1.0%
Polycom, Inc.*	42,900	514,371
Media 2.2%
Broadcasting & Entertainment
Univision Communications, Inc.*	19,100	599,740
Viacom, Inc. "B"*	11,706	519,395
		1,119,135
Service Industries 10.7%
EDP Services 4.4%
Automatic Data Processing, Inc.	12,100	526,955
Fiserv, Inc.*	46,600	1,710,686
		2,237,641
Miscellaneous Commercial Services 4.3%
Copart, Inc.*	19,600	318,108
Paychex, Inc.	50,000	1,564,500
Plexus Corp.*	19,600	354,760
		2,237,368
Printing/Publishing 2.0%
Dow Jones & Co., Inc.	21,100	1,022,295
Technology 33.5%
Computer Software 14.3%
Advent Software, Inc.*	6,900	177,330
BEA Systems, Inc.*	23,900	224,899
Check Point Software Technologies Ltd.*	43,900	595,284
Comverse Technologies, Inc.*	12,500	115,750
Intuit, Inc.*	25,200	1,252,944
Mercury Interactive Corp.*	42,200	968,912
Microsoft Corp.*	29,700	1,624,590
PDF Solutions, Inc.*	31,700	231,727
PeopleSoft, Inc.*	38,600	574,368
RSA Security, Inc.*	38,950	187,350
SAP AG (ADR)	15,900	386,211
SmartForce PLC (ADR)*	46,900	159,460
THQ, Inc.*	9,600	286,272
	Shares	Value ($)
Verity, Inc.*	50,000	554,500
		7,339,597
EDP Peripherals 5.0%
Brocade Communications Systems, Inc.*	16,100	281,428
EMC Corp.*	34,500	260,475
Network Appliance, Inc.*	24,600	305,286
Symbol Technologies, Inc.	203,975	1,733,788
		2,580,977
Electronic Components/Distributors 3.7%
Analog Devices, Inc.*	21,300	632,610
Applied Micro Circuits Corp.*	20,800	98,384
Cisco Systems, Inc.*	38,400	535,680
Sandisk Corp.*	13,000	161,200
Vishay Intertechnology, Inc.*	21,500	473,000
		1,900,874
Precision Instruments 0.6%
Photon Dynamics, Inc.*	9,900	297,000
Semiconductors 9.9%
Atmel Corp.*	112,900	706,754
Cirrus Logic, Inc.*	19,300	144,557
Genesis Microchip, Inc.*	24,400	203,496
Intersil Corp. "A"*	23,932	511,666
Linear Technology Corp.	25,900	814,037
	Shares	Value ($)
Microchip Technology, Inc.*	30,300	831,129
Micron Technology, Inc.*	12,800	258,816
Pericom Semiconductor Corp.*	44,300	513,437
QLogic Corp.*	13,700	521,970
Silicon Storage Technology, Inc.*	60,700	473,460
Siliconix, Inc.*	2,000	55,400
Vitesse Semiconductor Corp.*	26,200	82,792
		5,117,514
Transportation 0.8%
Air Freight
EGL, Inc.*	24,700	418,912
Other 5.5%
Midcap SPDR Trust	13,900	1,244,745
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	16,200	1,603,152
		2,847,897
Total Common Stocks (Cost $71,709,954)		42,562,340

Cash Equivalents 17.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $8,963,964)	8,963,964	8,963,964
Total Investment Portfolio - 100.0% (Cost $80,673,918) (a)		51,526,304

Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $80,768,451. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $29,242,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,064,440 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,306,587.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $80,673,918)	$ 51,526,304
Foreign currency, at value (cost $4,089)	4,089
Receivable for investments sold	29,034
Dividends receivable	15,113
Interest receivable	14,886
Foreign taxes recoverable	127
Total assets	51,589,553
Liabilities
Payable for investments purchased	39,298
Payable for Portfolio shares redeemed	216,644
Accrued management fee	34,930
Other accrued expenses and payables	19,566
Total liabilities	310,438
Net assets, at value	$ 51,279,115
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(89,327)
Net unrealized appreciation (depreciation) on investments	(29,147,614)
Accumulated net realized gain (loss)	(12,423,340)
Paid-in capital	92,939,396
Net assets, at value	$ 51,279,115
Net Asset Value and redemption price per share ($51,279,115 / 6,652,490 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.71

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,397)	$ 73,721
Interest	130,008
Total Income	203,729
Expenses: Management fee	239,848
Custodian and accounting fees	7,903
Auditing	3,113
Legal	843
Trustees' fees and expenses	507
Reports to shareholders	2,830
Other	2,637
Total expenses, before expense reductions	257,681
Expense reductions	(596)
Total expenses, after expense reductions	257,085
Net investment income (loss)	(53,356)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,270,707)
Written options	39,183
Foreign currency related transactions	35
(3,231,489)
Net unrealized appreciation (depreciation) during the period on investments	(13,959,050)
Net gain (loss) on investment transactions	(17,190,539)
Net increase (decrease) in net assets resulting from operations	$ (17,243,895)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (53,356)	$ 377,095
Net realized gain (loss) on investment transactions	(3,231,489)	(4,894,259)
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,959,050)	(11,620,364)
Net increase (decrease) in net assets resulting from operations	(17,243,895)	(16,137,528)
Distributions to shareholders from: Net investment income	(257,527)	(652,558)
Portfolio share transactions: Proceeds from shares sold	14,438,211	32,965,142
Reinvestment of distributions	257,527	652,558
Cost of shares redeemed	(16,421,755)	(12,188,961)
Net increase (decrease) in net assets from Portfolio share transactions	(1,726,017)	21,428,739
Increase (decrease) in net assets	(19,227,439)	4,638,653
Net assets at beginning of period	70,506,554	65,867,901
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $89,327 and $221,556, respectively)	$ 51,279,115	$ 70,506,554
Other Information
Shares outstanding at beginning of period	6,898,699	4,990,960
Shares sold	1,503,452	3,006,544
Shares issued to shareholders in reinvestment of distributions	26,632	62,858
Shares redeemed	(1,776,293)	(1,161,663)
Net increase (decrease) in Portfolio shares	(246,209)	1,907,739
Shares outstanding at end of period	6,652,490	6,898,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 13.20	$ 13.99	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	(.01)	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	(2.46)	(2.92)	(.87)	3.93
Total from investment operations	(2.47)	(2.86)	(.69)	3.99
Less distributions from: Net investment income	(.04)	(.12)	-	-
Net realized gains on investment transactions	-	-	(.10)	-
Total distributions	(.04)	(.12)	(.10)	-
Net asset value, end of period	$ 7.71	$ 10.22	$ 13.20	$ 13.99
Total Return (%)	(24.28)**	(21.76)	(4.96)	39.89e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	71	66	12
Ratio of expenses before expense reductions (%)	.80*	.86	.95	2.66*
Ratio of expenses after expense reductions (%)	.80*	.86	.94	.50*
Ratio of net investment income (loss) (%)	(.16)*	.58	1.22	.80*
Portfolio turnover rate (%)	51*	42	103	90*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Blue Chip Portfolio

On April 8, 2002, Joshua Feuerman and Michael Patchen assumed management of Scudder Blue Chip Portfolio. Feuerman, who has more than 12 years of investment experience, also directs the firm's Global Quantitative Equities group - a team that manages a variety of investment products with both domestic and international exposure. Patchen is a senior portfolio manager and for the past six years has focused on managing assets on a wide variety of investment platforms.

The team is managing the portfolio much differently from the previous managers - now employing a quantitative investment style. As such, they have increased holdings to about 129 from 80 to better align the portfolio with their quantitative style. Their investment process allows them to analyze all securities thoroughly and equally. They place as much emphasis on portfolio construction as they do on stock evaluation in order to deliver a risk-controlled portfolio with the goal of consistently outperforming the S&P 500 Index over time.

While the team is not managing this as an index portfolio, it will have a high correlation to both the S&P 500 and the Russell 1000 Index, and will take only minimal deviations from the industry positions found in the S&P 500.

The managers use the Russell 1000 Index as their universe of stocks to consider for investment. The Russell 1000 Index is an unmanaged group of 1,000 large-cap stocks that is representative of the U.S. stock market. They look for companies that are undervalued relative to their industry peers, yet have earnings growth prospects that are better than the industry average. These selection criteria provide access to both value and growth stocks, which gives the portfolio the potential to perform well no matter which style of stocks is in fashion.

During the semiannual period, the portfolio lost ground, but lost less than its S&P 500 benchmark.

Joshua Feuerman
Michael Patchen
Co-Managers
Deutsche Investment Management Americas Inc.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 96.3%
Communications 4.9%
Telephone/Communications
ALLTEL Corp.	25,500	1,198,500
BellSouth Corp.	65,000	2,047,500
Sprint Corp.	374,400	3,972,384
Verizon Communications, Inc.	80,200	3,220,030
		10,438,414
Construction 0.1%
Homebuilding
Ryland Group, Inc.	4,900	243,775
Consumer Discretionary 8.0%
Apparel & Shoes 0.3%
Coach, Inc.*	10,900	598,410
Department & Chain Stores 3.3%
Best Buy Co., Inc.*	48,750	1,769,625
Home Depot, Inc.	31,300	1,149,649
TJX Companies, Inc.	104,000	2,039,440
Wal-Mart Stores, Inc.	36,100	1,985,861
		6,944,575
Home Furnishings 0.8%
Mohawk Industries, Inc.*	27,200	1,673,616
Hotels & Casinos 0.6%
Hotels.com "A"*	31,300	1,321,799
Recreational Products 0.4%
Gtech Holdings Corp.*	38,000	970,520
Specialty Retail 2.6%
Office Depot, Inc.*	75,000	1,260,000
RadioShack Corp.	62,300	1,872,738
Whole Foods Market, Inc.*	50,700	2,444,754
		5,577,492
Consumer Staples 8.2%
Alcohol & Tobacco 1.1%
Philip Morris Companies, Inc.	35,900	1,568,112
R.J. Reynolds Tobacco Holdings, Inc.	14,100	757,875
		2,325,987
Consumer Electronic and Photographic 0.5%
Whirlpool Corp.	16,000	1,045,760
Food & Beverage 4.1%
ConAgra, Inc.	121,000	3,345,650
Hershey Foods Corp.	18,900	1,181,250
PepsiCo, Inc.	59,400	2,863,080
Performance Food Group Co.*	18,200	616,252
	Shares	Value ($)
Safeway, Inc.*	20,700	604,233
		8,610,465
Package Goods/Cosmetics 2.5%
Avon Products, Inc.	38,700	2,021,688
Procter & Gamble Co.	37,700	3,366,610
		5,388,298
Durables 1.5%
Aerospace 0.9%
Lockheed Martin Corp.	29,100	2,022,450
Construction/Agricultural Equipment 0.6%
PACCAR, Inc.	27,450	1,218,506
Energy 6.7%
Oil & Gas Production 3.7%
Anadarko Petroleum Corp.	53,200	2,622,760
Devon Energy Corp.	90,500	4,459,840
Noble Energy, Inc.	18,300	659,715
		7,742,315
Oil Companies 3.0%
Exxon Mobil Corp.	128,640	5,263,949
Unocal Corp.	30,600	1,130,364
		6,394,313
Financial 17.0%
Banks 7.0%
Bank of America Corp.	51,700	3,637,612
Bank One Corp.	61,800	2,378,064
Comerica, Inc.	27,300	1,676,220
Golden West Financial Corp.	14,000	962,920
Hudson City Bancorp., Inc.	18,000	358,200
J.P. Morgan Chase & Co.	4,300	145,856
Roslyn Bancorp., Inc.	61,600	1,344,728
SunTrust Banks, Inc.	5,200	352,144
Wachovia Corp.	55,400	2,115,172
Wells Fargo & Co.	38,900	1,947,334
		14,918,250
Consumer Finance 3.3%
American Express Co.	10,300	374,096
AmeriCredit Corp.*	40,300	1,130,415
Citigroup, Inc.	130,300	5,049,125
Household International, Inc.	9,800	487,060
		7,040,696
Insurance 2.8%
Allstate Corp.	14,100	521,418
American International Group, Inc.	30,412	2,075,011
CIGNA Corp.	5,900	574,778
	Shares	Value ($)
Fidelity National Financial, Inc.	17,400	549,840
Progressive Corp.	21,900	1,266,915
Reinsurance Group of America, Inc.	13,800	425,316
W.R. Berkley Corp.	7,400	407,000
		5,820,278
Other Financial Companies 3.1%
Fannie Mae	49,100	3,621,125
Freddie Mac	14,600	893,520
Washington Mutual, Inc.	56,900	2,111,559
		6,626,204
Real Estate 0.8%
Apartment Investment & Management Co. (REIT)	10,900	536,280
Avalonbay Communities, Inc. (REIT)	4,300	200,810
Equity Office Properties Trust (REIT)	24,600	740,460
General Growth Properties, Inc. (REIT)	3,000	153,000
		1,630,550
Health 14.0%
Biotechnology 0.1%
Amgen, Inc.*	6,100	255,468
Health Industry Services 1.5%
Cerner Corp.*	10,900	521,347
DaVita, Inc.*	18,200	433,160
Oxford Health Plans*	46,000	2,137,160
		3,091,667
Hospital Management 1.2%
Tenet Healthcare Corp.*	34,200	2,447,010
Medical Supply & Specialty 3.5%
Baxter International, Inc.	4,100	182,245
Cytyc Corp.*	19,000	144,780
Johnson & Johnson	128,982	6,740,599
Medtronic, Inc.	9,400	402,790
		7,470,414
Pharmaceuticals 7.7%
Abbott Laboratories	86,600	3,260,490
Barr Laboratories, Inc.*	57,700	3,665,681
Bristol-Myers Squibb Co.	17,400	447,180
Eli Lilly & Co.	39,900	2,250,360
Forest Laboratories, Inc.*	15,500	1,097,400
Pfizer, Inc.	161,950	5,668,250
		16,389,361
Manufacturing 6.6%
Diversified Manufacturing 4.0%
3M Co.	13,700	1,685,100
Ball Corp.	4,000	165,920
	Shares	Value ($)
General Electric Co.	150,200	4,363,310
Illinois Tool Works, Inc.	23,900	1,632,370
MKS Instruments, Inc.*	29,600	594,072
		8,440,772
Electrical Products 0.3%
Hubbell, Inc. "B"	18,700	638,605
Hand Tools 0.1%
Snap-On, Inc.	7,900	234,551
Industrial Specialty 0.5%
Lear Corp.*	23,900	1,105,375
Machinery/Components/Controls 0.3%
American Axle & Manufacturing Holdings, Inc.*	14,100	419,334
Polaris Industries, Inc.	3,700	240,500
		659,834
Wholesale Distributors 1.4%
W.W. Grainger, Inc.	56,700	2,840,670
Media 2.4%
Advertising 1.6%
Getty Images, Inc.*	38,800	844,676
Interpublic Group of Companies, Inc.	71,600	1,772,816
Omnicom Group, Inc.	16,100	737,380
		3,354,872
Broadcasting & Entertainment 0.6%
Pixar, Inc.*	7,500	330,750
UnitedGlobalCom, Inc. "A"*	128,800	354,200
Viacom, Inc. "B"*	13,551	601,258
		1,286,208
Print Media 0.2%
Gannett Co., Inc.	6,400	485,760
Metals and Minerals 3.9%
Precious Metals 1.2%
Newmont Mining Corp.	92,500	2,435,525
Steel & Metals 2.7%
Nucor Corp.	62,600	4,071,504
United States Steel Corp.	86,800	1,726,452
		5,797,956
Service Industries 5.0%
Investment 0.7%
Bear Stearns Companies, Inc.	24,400	1,493,280
Miscellaneous Commercial Services 0.7%
KPMG Consulting, Inc.*	73,700	1,095,182
Viad Corp.	19,400	504,400
		1,599,582
Miscellaneous Consumer Services 1.0%
eBay, Inc.*	3,100	191,022
	Shares	Value ($)
H&R Block, Inc.	21,700	1,001,455
TXU Corp.	16,100	829,955
		2,022,432
Printing/Publishing 2.6%
Dow Jones & Co., Inc.	48,500	2,349,825
McGraw-Hill, Inc.	54,400	3,247,680
		5,597,505
Technology 14.0%
Computer Software 3.0%
Microsoft Corp.*	84,000	4,594,800
Network Associates, Inc.*	91,300	1,759,351
		6,354,151
EDP Peripherals 1.4%
Symantec Corp.*	41,800	1,373,130
VERITAS Software Corp.*	85,100	1,684,129
		3,057,259
Electronic Components/Distributors 5.2%
Avnet, Inc.	27,100	595,929
Cisco Systems, Inc.*	451,000	6,291,450
Jabil Circuit, Inc.*	50,500	1,066,055
Tech Data Corp.*	82,800	3,133,980
		11,087,414
Electronic Data Processing 1.7%
Dell Computer Corp.*	62,800	1,641,592
International Business Machines Corp.	27,300	1,965,600
		3,607,192
Semiconductors 2.7%
Cypress Semiconductor Corp.*	8,000	121,440
Intel Corp.	108,200	1,976,814
	Shares	Value ($)
Maxim Integrated Products, Inc.*	4,800	183,984
Micron Technology, Inc.*	72,600	1,467,972
Texas Instruments, Inc.	8,900	210,930
Xilinx, Inc.*	74,200	1,664,306
		5,625,446
Transportation 1.9%
Air Freight 0.3%
FedEx Corp.	14,300	763,620
Railroads 1.1%
Union Pacific Corp.	36,600	2,316,048
Trucking 0.5%
CNF Transportation, Inc.	27,400	1,040,652
Utilities 2.1%
Electric Utilities
Edison International*	130,800	2,223,600
Entergy Corp.	44,300	1,880,092
Southern Co.	14,400	394,560
		4,498,252
Total Common Stocks (Cost $217,316,776)		204,549,554

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.57%**, 7/25/2002 (c) (Cost $489,482)	490,000	489,458
	Shares	Value ($)
Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $7,341,860)	7,341,860	7,341,860
Total Investment Portfolio - 100.0% (Cost $225,148,118) (a)		212,380,872

Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $226,486,865. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $14,105,993. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,064,166 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,170,159.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At June 30, 2002, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At June 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	9/19/2002	25	6,220,027	6,193,750
Total unrealized depreciation on open futures contracts purchased				(26,277)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $225,148,118)	$ 212,380,872
Dividends receivable	172,819
Interest receivable	468
Total assets	212,554,159
Liabilities
Payable for Portfolio shares redeemed	502,565
Payable for daily variation margin	5,397
Accrued management fee	121,025
Other accrued expenses and payables	37,703
Total liabilities	666,690
Net assets, at value	$ 211,887,469
Net Assets
Net assets consist of: Undistributed net investment income	526,264
Net unrealized appreciation (depreciation) on: Investments	(12,767,246)
Futures	(26,277)
Accumulated net realized gain (loss)	(41,741,213)
Paid-in capital	265,895,941
Net assets, at value	$ 211,887,469
Net Asset Value and redemption price per share ($211,887,469 / 20,191,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.49

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,151)	$ 1,356,853
Interest	75,541
Total Income	1,432,394
Expenses: Management fee	765,396
Custodian fees	6,906
Auditing	13,258
Legal	6,524
Trustees' fees and expenses	2,265
Reports to shareholders	9,871
Other	7,322
Total expenses, before expense reductions	811,542
Expense reductions	(25)
Total expenses, after expense reductions	811,517
Net investment income (loss)	620,877
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(513,654)
Futures	(110,560)
(624,214)
Net unrealized appreciation (depreciation) during the period on: Investments	(31,411,302)
Futures	(26,277)
(31,437,579)
Net gain (loss) on investment transactions	(32,061,793)
Net increase (decrease) in net assets resulting from operations	$ (31,440,916)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 620,877	$ 940,922
Net realized gain (loss) on investment transactions	(624,214)	(34,639,379)
Net unrealized appreciation (depreciation) on investment transactions during the period	(31,437,579)	(4,738,753)
Net increase (decrease) in net assets resulting from operations	(31,440,916)	(38,437,210)
Distributions to shareholders from: Net investment income	(811,699)	(975,786)
Portfolio share transactions: Proceeds from shares sold	20,186,073	69,494,725
Reinvestment of distributions	811,699	975,786
Cost of shares redeemed	(16,527,477)	(19,446,054)
Net increase (decrease) in net assets from Portfolio share transactions	4,470,295	51,024,457
Increase (decrease) in net assets	(27,782,320)	11,611,461
Net assets at beginning of period	239,669,789	228,058,328
Net assets at end of period (including undistributed net investment income of $526,264 and $717,086, respectively)	$ 211,887,469	$ 239,669,789
Other Information
Shares outstanding at beginning of period	19,851,259	15,830,661
Shares sold	1,699,584	5,517,335
Shares issued to shareholders in reinvestment of distributions	66,642	78,578
Shares redeemed	(1,425,978)	(1,575,315)
Net increase (decrease) in Portfolio shares	340,248	4,020,598
Shares outstanding at end of period	20,191,507	19,851,259

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15	$ 10.00
Income (loss) from investment operations: Net investment income	.03[d]	.05[d]	.07[d]	.09[d]	.10	.17
Net realized and unrealized gain (loss) on investment transactions	(1.57)	(2.33)	(1.29)	3.08	1.45	.98
Total from investment operations	(1.54)	(2.28)	(1.22)	3.17	1.55	1.15
Less distributions from: Net investment income	(.04)	(.06)	(.06)	(.08)	(.10)	-
Total distributions	(.04)	(.06)	(.06)	(.08)	(.10)	-
Net asset value, end of period	$ 10.49	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15
Total Return (%)	(12.80)**	(15.81)	(7.84)	25.24	13.84	11.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212	240	228	185	78	5
Ratio of expenses before expense reductions (%)	.69*	.69	.71	.71	.76	.95*
Ratio of expenses after expense reductions (%)	.69*	.69	.71	.70	.76	.95*
Ratio of net investment income (loss) (%)	.53*	.42	.44	.67	1.18	2.07*
Portfolio turnover rate (%)	184*	118	86	64	102	78*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period May 1, 1997 (commencement of operations) to December 31, 1997.
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Contrarian Value Portfolio

Scudder Contrarian Value Portfolio held up significantly better than the broad market during a dismal first half of the year. Although the portfolio lost ground, it lost much less than its benchmark, the S&P 500 Index. The portfolio also fared better than the Russell 1000 Value Index, which measures the performance of 1,000 large companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

The financial and consumer discretionary sectors of the portfolio made the largest contributions to relative performance. Issue selection was the key driver in both areas, as the portfolio's holdings handily outperformed the sector averages on balance. The portfolio's underweight position in the highly troubled telecommunications area also added value.

Technology was one of the few areas where the portfolio lost ground relative to the Russell Index. Though the managers had reduced the portfolio's tech position from recent quarters, it was still slightly overweight compared to the Russell 1000 Value Index. This detracted from performance as technology stocks were generally the market's poorest performers.

We have been fortunate, as the portfolio has performed well, and our activity has added value on balance. We possess a quality portfolio with a projected earnings growth that is faster than the market, valuations that are lower than the market and current dividend income that is materially higher. The decline of the market has broadened the list of quality stocks we can view within the context of our philosophy. Indeed, it has been many years since we have had such a long, high-quality watch list. We will continue to be diligent and attempt to improve quality further, as well as enhance earnings growth and dividend yield.

Thomas F. Sassi
Frederick L. Gaskin
Co-Managers
Deutsche Investment Management Americas Inc.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Russell 1000 Value measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Contrarian Value Portfolio

	Shares	Value ($)
Common Stocks 90.7%
Consumer Discretionary 7.0%
Department & Chain Stores 2.5%
Gap, Inc.	85,000	1,207,000
The Limited, Inc.	104,600	2,227,980
The May Department Stores Co.	100,000	3,293,000
		6,727,980
Home Furnishings 1.2%
Newell Rubbermaid, Inc.	92,700	3,250,062
Restaurants 3.3%
McDonald's Corp.	314,000	8,933,300
Consumer Staples 7.2%
Food & Beverage
Albertson's, Inc.	63,000	1,918,980
Campbell Soup Co.	110,000	3,042,600
ConAgra, Inc.	106,300	2,939,195
H.J. Heinz Co.	53,200	2,186,520
Safeway, Inc.*	101,600	2,965,704
Sara Lee Corp.	311,800	6,435,552
		19,488,551
Durables 0.6%
Automobiles
Dana Corp.	90,600	1,678,818
Energy 12.6%
Oil & Gas Production 5.3%
BP PLC (ADR)	140,644	7,101,116
ChevronTexaco Corp.	79,600	7,044,600
		14,145,716
Oil Companies 7.3%
Exxon Mobil Corp.	279,200	11,424,864
Phillips Petroleum Co.	111,400	6,559,232
Royal Dutch Petroleum Co. (New York shares)	30,000	1,658,100
		19,642,196
Financial 30.4%
Banks 20.8%
AmSouth Bancorp.	240,000	5,371,200
Bank of America Corp.	79,906	5,622,186
FleetBoston Financial Corp.	134,000	4,334,900
J.P. Morgan Chase & Co.	189,700	6,434,624
KeyCorp	234,000	6,388,200
National City Corp.	134,900	4,485,425
PNC Financial Services Group	116,400	6,085,392
	Shares	Value ($)
SunTrust Banks, Inc.	69,700	4,720,084
U.S. Bancorp.	202,000	4,716,700
Wachovia Corp.	206,100	7,868,898
		56,027,609
Consumer Finance 1.2%
Citigroup, Inc.	84,500	3,274,375
Insurance 2.5%
Allstate Corp.	56,000	2,070,880
Lincoln National Corp.	60,000	2,520,000
MGIC Investment Corp.	30,000	2,034,000
		6,624,880
Other Financial Companies 4.6%
Fannie Mae	76,600	5,649,250
Freddie Mac	86,600	5,299,920
Washington Mutual, Inc.	40,000	1,484,400
		12,433,570
Real Estate 1.3%
Post Properties, Inc. (REIT)	119,500	3,604,120
Health 5.6%
Medical Supply & Specialty 1.9%
Becton, Dickinson & Co.	77,500	2,669,875
Waters Corp.*	90,000	2,403,000
		5,072,875
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	152,900	3,929,530
Merck & Co., Inc.	121,200	6,137,568
		10,067,098
Manufacturing 12.9%
Chemicals 3.4%
Dow Chemical Co.	210,300	7,230,114
E.I. du Pont de Nemours & Co.	45,000	1,998,000
		9,228,114
Containers & Paper 3.0%
Sonoco Products Co.	283,200	8,020,224
Diversified Manufacturing 2.8%
Honeywell International, Inc.	113,100	3,984,513
Textron, Inc.	75,600	3,545,640
		7,530,153
Electrical Products 2.0%
Emerson Electric Co.	100,000	5,351,000
Machinery/Components/Controls 1.7%
Pitney Bowes, Inc.	112,400	4,464,528
	Shares	Value ($)
Metals and Minerals 1.4%
Steel & Metals
Alcoa, Inc.	109,600	3,633,240
Service Industries 3.3%
Miscellaneous Consumer Services 1.6%
Diebold, Inc.	116,000	4,319,840
Printing/Publishing 1.7%
Equifax, Inc.	170,700	4,608,900
Technology 8.1%
Diverse Electronic Products 0.9%
Applied Materials, Inc.*	130,000	2,472,600
Electronic Data Processing 2.7%
Hewlett-Packard Co.	361,397	5,522,146
International Business Machines Corp.	23,000	1,656,000
		7,178,146
	Shares	Value ($)
Military Electronics 1.4%
Raytheon Co.	91,500	3,728,625
Semiconductors 3.1%
Intel Corp.	330,000	6,029,100
Sanmina Corp.*	378,712	2,389,673
		8,418,773
Transportation 1.6%
Railroads
Burlington Northern Santa Fe Corp.	145,000	4,350,000
Total Common Stocks (Cost $247,719,727)		244,275,293

Cash Equivalents 9.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $24,970,609)	24,970,609	24,970,609
Total Investment Portfolio - 100.0% (Cost $272,690,336) (a)		269,245,902

Notes to Scudder Contrarian Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $273,081,672. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $3,835,770. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,947,340 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,783,110.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $272,690,336)	$ 269,245,902
Dividends receivable	502,074
Interest receivable	2,616
Receivable for Portfolio shares sold	49,593
Total assets	269,800,185
Liabilities
Payable for Portfolio shares redeemed	611,099
Accrued management fee	172,838
Other accrued expenses and payables	41,788
Total liabilities	825,725
Net assets, at value	$ 268,974,460
Net Assets
Net assets consist of: Undistributed net investment income	$ 2,011,507
Net unrealized appreciation (depreciation) on investments	(3,444,434)
Accumulated net realized gain (loss)	(21,007,106)
Paid-in capital	291,414,493
Net assets, at value	$ 268,974,460
Net Asset Value and redemption price per share, ($268,974,460 / 20,751,671 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.96

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,758)	$ 2,837,450
Interest	284,754
Total Income	3,122,204
Expenses: Management fee	1,000,241
Custodian fees	4,656
Auditing	14,439
Legal	5,205
Trustees' fees and expenses	3,739
Reports to shareholders	17,688
Other	8,347
Total expenses, before expense reductions	1,054,315
Expense reductions	(23)
Total expenses, after expense reductions	1,054,292
Net investment income (loss)	2,067,912
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,494,287
Net unrealized appreciation (depreciation) during the period on investments	(9,514,653)
Net gain (loss) on investment transactions	(8,020,366)
Net increase (decrease) in net assets resulting from operations	$ (5,952,454)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 2,067,912	$ 3,987,152
Net realized gain (loss) on investment transactions	1,494,287	(1,618,134)
Net unrealized appreciation (depreciation) on investment transactions during the period	(9,514,653)	1,859,513
Net increase (decrease) in net assets resulting from operations	(5,952,454)	4,228,531
Distributions to shareholders from: Net investment income	(3,673,679)	(3,893,591)
Portfolio share transactions: Proceeds from shares sold	35,081,603	66,832,395
Reinvestment of distributions	3,673,679	3,893,591
Cost of shares redeemed	(17,038,544)	(33,531,994)
Net increase (decrease) in net assets from Portfolio share transactions	21,716,738	37,193,992
Increase (decrease) in net assets	12,090,605	37,528,932
Net assets at beginning of period	256,883,855	219,354,923
Net assets at end of period (including undistributed net investment income of $2,011,507 and $3,617,274, respectively)	$ 268,974,460	$ 256,883,855
Other Information
Shares outstanding at beginning of period	19,168,291	16,365,480
Shares sold	2,583,511	5,066,173
Shares issued to shareholders in reinvestment of distributions	265,248	307,046
Shares redeemed	(1,265,379)	(2,570,408)
Net increase (decrease) in Portfolio shares	1,583,380	2,802,811
Shares outstanding at end of period	20,751,671	19,168,291

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18	$ 11.74
Income (loss) from investment operations: Net investment income	.11[c]	.23[c]	.30[c]	.37[c]	.26	.31
Net realized and unrealized gain (loss) on investment transactions	(.36)	.01	1.40	(1.94)	2.63	3.23
Total from investment operations	(.25)	.24	1.70	(1.57)	2.89	3.54
Less distributions from: Net investment income	(.19)	(.24)	(.40)	(.30)	(.10)	(.10)
Net realized gains on investment transactions	-	-	(2.60)	(1.00)	(.40)	-
Total distributions	(.19)	(.24)	(3.00)	(1.30)	(.50)	(.10)
Net asset value, end of period	$ 12.96	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18
Total Return (%)	(1.97)**	1.87	16.13	(10.21)	19.26	30.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269	257	219	237	264	162
Ratio of expenses before expense reductions (%)	.79*	.79	.80	.81	.78	.80
Ratio of expenses after expense reductions (%)	.79*	.79	.80	.80	.78	.80
Ratio of net investment income (loss) (%)	1.55*	1.75	2.55	2.14	2.02	2.38
Portfolio turnover rate (%)	79*	72	56	88	57	46

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Global Blue Chip Portfolio

Global equity markets were dominated by uncertainty during the first half of 2002. Despite a brief reprieve early on, share prices throughout most of the developed world were generally weak as accounting scandals, renewed fears of terrorism, lackluster profits and concerns about slowing economies undermined investor confidence and weakened the U.S. dollar.

Scudder Global Blue Chip Portfolio declined but proved more resilient than its benchmark, the MSCI World Index. We continue to focus on a thematic structure that is, broadly speaking, conservative compared with the typical global portfolio. Not surprisingly, then, our theme of "safety assets," namely gold and U.S. government bonds, contributed strongly to the portfolio's relative sturdiness. Another theme added even more value during the period - darkside restructuring. Since this focus on structural reform is directed outside of the United States (in Continental Europe, China and particularly Japan), the portfolio is less exposed to the United States than its typical peer, an underweight that proved helpful during the period. Meanwhile, select stocks within the scale subcontractor theme were sensitive to the accounting scandals that clouded the markets and detracted from performance. Select virtuality (technology-related) holdings hurt as well. Looking ahead, we expect continued volatility, but more important, we see companies around the world entering into a paradigm shift, in which businesses and investors have less and less influence over the markets, and government, pensions and creditors have more. This suggests a conservative market environment for which the portfolio is well-positioned.

William E. Holzer
Peter Crays
Steve Wreford
Nicholas Bratt
Co-Managers
Deutsche Investment Management Americas Inc.

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 85.9%
Australia 1.7%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	100,205	581,543
Foster's Group Ltd. (Operator of a leading brewery)	92,700	246,534
		828,077
Brazil 0.8%
Aracruz Celulose SA "B" (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	13,600	272,000
Companhia Vale do Rio Doce (ADR) (Operator of diverse mining and industrial complex)	5,500	142,725
		414,725
Canada 6.2%
Alcan, Inc. (Manufacturer of aluminum and finished products)	8,581	326,750
Barrick Gold Corp. (Explorer and producer of gold)	39,400	748,206
Canadian National Railway Co. (Operator of railroads)	11,200	591,598
Encana Corp. (Explorer, producer and marketer of natural gas and crude oil)	23,699	730,379
Placer Dome, Inc. (Miner of gold, silver and copper)	34,300	384,808
Potash Corp. of Saskatchewan, Inc. (Producer of potash, phosphate and nitrogen)	3,315	222,050
		3,003,791
France 5.4%
Autoroutes du Sud de la France (Developer and operator of toll roads)	8,455	230,710
Autoroutes du Sud de la France* (Developer and operator of toll roads)	2,246	61,286
Aventis SA (Manufacturer of life science products)	10,201	726,249
Compagnie de Saint-Gobain* (Manufacturer and producer of glass products)	11,128	501,848
Suez SA (Builder of water treatment plants)	16,587	444,378
Vinci SA (Builder of roads and provider of engineering and construction services)	7,883	536,974
Vivendi Universal SA (Operator of music, television, film and telecommunication businesses)	6,971	151,343
		2,652,788
	Shares	Value ($)
Germany 8.2%
BASF AG (Producer of chemical products)	6,977	325,031
Bayer AG (Producer of chemical products)	16,265	518,060
Deutsche Lufthansa AG (Operator of international airline services)	6,792	95,699
Deutsche Post AG (Provider of mail delivery services)	29,271	373,217
E.On AG (Distributor of oil and chemicals)	10,196	596,902
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	3,379	140,818
KarstadtQuelle AG (Operator of department stores)	13,106	342,016
MAN AG (Operator of a commodities trading company)	6,171	130,301
Marschollek, Lautenschlaeger und Partner AG (Provider of investment services)	5,497	171,541
Metro AG (Operator of building, clothing, electronic and food stores)	9,333	287,081
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	2,292	544,680
Schering AG (Producer of pharmaceuticals and industrial chemicals)	7,200	452,585
		3,977,931
Hong Kong 1.8%
Bank of East Asia Ltd. (Provider of banking services)	122,000	244,784
China Mobile Ltd.* (Provider of cellular telecommunication services)	129,600	382,987
CLP Holdings Ltd. (Generator and supplier of electricity)	60,500	240,450
		868,221
Italy 0.3%
Mediobanca SpA (Provider of medium and long-term business loans and credit)	15,500	143,956
Japan 8.7%
Canon, Inc. (Producer of visual image and information equipment)	12,000	455,029
Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals)	7,000	84,025
	Shares	Value ($)
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	26,000	169,104
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)	6,400	322,505
KYORIN Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	3,000	72,574
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	19,000	260,034
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	41,000	336,333
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	40,000	354,916
NEC Corp. (Manufacturer of telecommunication and computer equipment)	7,000	48,868
Nikko Cordial Corp. (Provider of broker and dealer services)	16,000	81,028
Nomura Holdings, Inc. (Provider of financial services)	15,000	220,985
NTT DoCoMo, Inc. (Provider of telecommunication services and equipment)	95	234,588
Sankyo Co., Ltd. (Producer of ethical drugs)	14,000	191,018
Sony Corp. (Manufacturer of consumer electronic products)	8,500	450,383
Teijin Ltd. (Manufacturer of polyester products)	99,000	338,107
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	3,300	290,043
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	12,000	312,393
		4,221,933
Korea 0.7%
Kookmin Bank (ADR) (Provider of commercial banking services)	1,200	58,980
Kookmin Bank (Provider of commercial banking services)	5,400	262,145
		321,125
Netherlands 1.5%
Koninklijke KPN NV (Provider of telecommunication services)	101,100	475,500
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	9,667	242,200
		717,700
	Shares	Value ($)
Peru 0.3%
Compania de Minas Buenaventura SA (ADR) (Operator of silver mining, copper and gold exploration and development business)	5,700	145,920
Singapore 0.8%
DBS Group Holdings Ltd. (Provider of banking and financing services)	31,000	217,790
Flextronics International Ltd. (Provider of contract services for manufacturers of communications equipment)	24,600	175,398
		393,188
South Africa 1.7%
Anglo American Platinum Corp., Ltd. (ADR) (Producer of platinum)	5,400	199,800
Gold Fields Ltd. (ADR) (Miner and explorer of gold)	33,800	401,056
Impala Platinum Holdings Ltd. (ADR) (Miner of platinum)	4,700	251,450
		852,306
Switzerland 4.7%
ABB Ltd.* (Manufacturer of equipment)	37,159	332,090
Nestle SA (Registered) (Producer and seller of food products)	2,053	480,501
Novartis AG (Manufacturer of pharmaceutical and nutrition products)	12,370	546,079
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	4,617	453,105
Syngenta AG* (Producer of seeds and chemicals for crop protection)	8,085	487,794
		2,299,569
United Kingdom 9.6%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	61,010	136,315
BOC Group PLC (Producer of chemical products)	38,666	602,968
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	18,634	404,365
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment services)	57,317	528,484
National Grid Group PLC (Operator of electricity and telecom networks)	69,292	494,151
	Shares	Value ($)
Pearson PLC (Operator of a diversified media and entertainment holding company)	38,274	382,186
Railtrack Group PLC (Operator of railway infrastructure)	54,206	184,573
Reuters Group PLC (Provider of international news and information)	60,906	324,362
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	36,645	674,639
Scottish Power PLC (Operator of electric utility business)	37,173	200,671
Shell Transport & Trading PLC (Provider of oil and gas)	63,081	477,853
Vodafone Group PLC (Provider of mobile telecommunication services)	206,692	284,680
		4,695,247
United States 33.5%
Allegheny Energy, Inc. (Provider of electric and gas power)	11,700	301,275
American International Group, Inc. (Provider of insurance services)	2,500	170,575
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	16,300	803,590
Automatic Data Processing, Inc. (Provider of various data processing services)	7,400	322,270
Boston Properties, Inc. (REIT) (Developer of commercial and industrial real estate)	11,300	451,435
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas)	13,100	497,800
Calpine Corp.* (Operator of power generation facilities)	38,400	269,952
Chubb Corp. (Provider of property and casualty insurance services)	6,100	431,880
Comcast Corp. "A"* (Provider of cable television, sound and telecommunication systems)	13,200	314,688
Dow Chemical Co. (Producer of chemicals)	12,600	433,188
eBay, Inc.* (Provider of online auction services)	800	49,296
Edison International* (Holder of an electric utility company)	27,700	470,900
Electronic Arts, Inc.* (Developer and marketer of entertainment software)	1,700	112,285
Electronic Data Systems Corp. (Provider of computer outsourcing and consulting services)	10,800	401,220
	Shares	Value ($)
EMC Corp. (Provider of enterprise storage systems, software, networks and services)	29,900	225,745
Equity Residential (REIT) (Operator of multifamily properties containing apartments)	16,900	485,875
Exelon Corp. (Distributor of electricity and gas)	12,275	641,983
Exxon Mobil Corp. (Explorer and producer of oil and gas)	12,700	519,684
FPL Group, Inc. (Provider of electric energy)	5,200	311,948
Genentech, Inc. (Developer and discoverer of human pharmaceuticals)	3,800	127,300
Genzyme Corp.* (General Division) (Operator of diversified, integrated human health care company)	2,700	51,948
Guidant Corp.* (Developer and manufacturer of products used in minimally invasive surgery)	5,900	178,357
Human Genome Sciences, Inc.* (Licenser of a proprietary database of genes and partial gene sequences)	11,700	156,780
Immunex Corp.* (Developer of biopharmaceutical products)	22,900	511,586
Intel Corp. (Designer, manufacturer and seller of computer components and related products)	15,200	277,704
International Paper Co. (Manufacturer of paper, pulp and wood products)	10,100	440,158
Intuit, Inc.* (Provider of financial software for households and small businesses)	9,500	472,340
KPMG Consulting, Inc.* (Provider of Internet and system integration services as well as e-business strategies)	14,200	211,012
Liberty Media Corp. "A"* (Owner of video programming, communications and internet businesses)	31,800	317,998
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)	12,000	834,000
Merck & Co., Inc. (Provider of pharmaceuticals)	7,800	394,992
Microsoft Corp.* (Developer of computer software)	6,400	350,080
Nabors Industries Ltd.* (Producer of oil and gas through drilling)	5,000	176,500
Newmont Mining Corp. (Explorer and miner of gold)	25,600	674,048
	Shares	Value ($)
PeopleSoft, Inc.* (Manufacturer of human resource management software)	25,500	379,440
Phillips Petroleum Co. (Explorer, producer and refiner of petroleum)	8,100	476,928
ProLogis (REIT) (Owner of global corporate distribution facilities)	18,500	481,000
Sabre Holdings Corp.* (Provider of online travel reservation capabilities)	18,600	665,880
St. Paul Companies, Inc. (Provider of insurance products and services)	6,300	245,196
Unocal Corp. (Explorer and producer of oil and gas)	6,800	251,192
UnumProvident Corp. (Provider of group disability and special risk insurance)	19,800	503,910
USEC, Inc. (Provider of enriched uranium products and services)	7,000	61,600
Verizon Communications, Inc. (Provider of wireline voice and data services)	10,200	409,530
Viacom, Inc. "B"* (Provider of entertainment and publishing services)	1,900	84,303
Wyeth (Manufacturer of pharmaceutical and health care products)	8,200	419,840
		16,369,211
Total Common Stocks (Cost $45,145,774)		41,905,688
	Principal Amount ($) (c)	Value ($)
Foreign Bonds - Non U.S.$ Denominated 3.7%
Germany
Bundesobilgation, Series 137, 5.0%, 2/17/2006 (Cost $1,639,802)	EUR 1,750,000	1,773,249

U.S. Treasury Obligations 2.6%
United States
U.S. Treasury Note:
5.0%, 8/15/2011	500,000	506,945
5.25%, 5/15/2004	750,000	783,888
Total U.S. Treasury Obligations (Cost $1,260,417)		1,290,833
	Shares	Value ($)
Cash Equivalents 7.8%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,825,614)	3,825,614	3,825,614
Total Investment Portfolio - 100.0% (Cost $51,871,607) (a)		48,795,384

At June 30, 2002, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Financial	$ 6,029,218	12.4%
Manufacturing	5,926,933	12.1%
Metals and Minerals	4,592,545	9.4%
Energy	4,575,909	9.4%
Health	3,451,257	7.1%
Utilities	3,330,627	6.8%
Technology	3,130,792	6.4%
Service Industries	3,064,082	6.3%
Miscellaneous	7,804,325	16.0%
Total Common Stocks	41,905,688	85.9%
Foreign Bonds - Non U.S.$ Denominated	1,773,249	3.7%
U.S. Treasury Obligations	1,290,833	2.6%
Cash Equivalents	3,825,614	7.8%
Total Investment Portfolio	$ 48,795,384	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $52,004,417. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $3,209,033. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,662,853 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,871,886.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in U.S. dollars unless otherwise noted.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $51,871,607)	$ 48,795,384
Dividends receivable	78,852
Interest receivable	51,587
Receivable for Portfolio shares sold	82,897
Foreign taxes recoverable	30,376
Unrealized appreciation on forward foreign currency exchange contracts	15,659
Total assets	49,054,755
Liabilities
Due to custodian bank	1,410
Payable for Portfolio shares redeemed	37,949
Payable for investments purchased	151,523
Unrealized depreciation on forward foreign currency exchange contracts	220,310
Accrued management fee	43,313
Other accrued expenses and payables	38,414
Total liabilities	492,919
Net assets, at value	$ 48,561,836
Net Assets
Net assets consist of: Undistributed net investment income	146,808
Net unrealized appreciation (depreciation) on: Investments	(3,076,223)
Foreign currency related transactions	(196,969)
Accumulated net realized gain (loss)	(4,451,384)
Paid-in capital	56,139,604
Net assets, at value	$ 48,561,836
Net Asset Value and redemption price per share ($48,561,836 / 5,341,922 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.09

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,702)	$ 417,471
Interest	77,009
Total Income	494,480
Expenses: Management fee	234,317
Custodian and accounting fees	82,848
Auditing	3,366
Legal	17,753
Trustees' fees and expenses	1,211
Reports to shareholders	3,924
Other	487
Total expenses, before expense reductions	343,906
Expense reductions	(35,148)
Total expenses, after expense reductions	308,758
Net investment income (loss)	185,722
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(934,411)
Foreign currency related transactions	62,342
(872,069)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,424,070)
Foreign currency related transactions	(303,828)
(1,727,898)
Net gain (loss) on investment transactions	(2,599,967)
Net increase (decrease) in net assets resulting from operations	$ (2,414,245)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 185,722	$ 276,757
Net realized gain (loss) on investment transactions	(872,069)	(2,830,053)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,727,898)	(3,381,648)
Net increase (decrease) in net assets resulting from operations	(2,414,245)	(5,934,944)
Distributions to shareholders from: Net investment income	(282,572)	-
Net realized gains	-	(1,040,793)
Portfolio share transactions: Proceeds from shares sold	35,825,502	28,559,273
Reinvestment of distributions	282,572	1,040,793
Cost of shares redeemed	(29,307,174)	(11,551,197)
Net increase (decrease) in net assets from Portfolio share transactions	6,800,900	18,048,869
Increase (decrease) in net assets	4,104,083	11,073,132
Net assets at beginning of period	44,457,753	33,384,621
Net assets at end of period (including undistributed net investment income of $146,808 and $243,658, respectively)	$ 48,561,836	$ 44,457,753
Other Information
Shares outstanding at beginning of period	4,612,725	2,826,231
Shares sold	3,834,166	2,838,959
Shares issued to shareholders in reinvestment of distributions	29,191	103,377
Shares redeemed	(3,134,160)	(1,155,842)
Net increase (decrease) in Portfolio shares	729,197	1,786,494
Shares outstanding at end of period	5,341,922	4,612,725

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 11.81	$ 12.37	$ 9.79	$ 10.00
Income (loss) from investment operations: Net investment income	.04[d]	.08[d]	.03[d]	.04[d]	.03
Net realized and unrealized gain (loss) on investment transactions	(.53)	(1.90)	(.44)	2.57	(.24)
Total from investment operations	(.49)	(1.82)	(.41)	2.61	(.21)
Less distributions from: Net investment income	(.06)	-	-	(.03)	-
Net realized gains on investment transactions	-	(.35)	(.15)	-	-
Total distributions	(.06)	(.35)	(.15)	(.03)	-
Net asset value, end of period	$ 9.09	$ 9.64	$ 11.81	$ 12.37	$ 9.79
Total Return (%)	(5.24)e**	(15.48)	(3.36)[e]	26.70[e]	(2.10)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	44	33	17	4
Ratio of expenses before expense reductions (%)	1.47*	1.24	1.78	3.47	12.32*
Ratio of expenses after expense reductions (%)	1.32*	1.24	1.50	1.56	1.56*
Ratio of net investment income (loss) (%)	.79*	.76	.28	.39	.91*
Portfolio turnover rate (%)	12*	52	54	65	67*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Government Securities Portfolio

Interest rates moved higher in the first few months of the year as economic data firmed and bond market participants began to anticipate a less accommodative Federal Reserve Board. Mortgage prepayment concerns ebbed, and investors shed Treasuries in favor of higher-yielding bond-market sectors. GNMA (Government National Mortgage Association) securities fared well during the period, with strong performance in the second quarter. In June, in particular, investors' growing concerns about accounting practices among some companies in the United States undermined confidence in the U.S. equity markets. This risk aversion helped create a more favorable climate for high-quality fixed-income assets such as GNMA, government-agency and Treasury securities.

In this environment, the portfolio underperformed its benchmark, the Salomon Brothers Government National Mortgage Association (GNMA) Index, and outperformed the average fund in the Lipper GNMA Funds category. During the period, the fund's allocation to Treasuries was reduced in favor of GNMAs.

As a result of these sharp market declines, general market sentiment is indicating that it is unlikely the Federal Reserve Board will boost interest rates anytime soon. Although various economic measures, including retail and auto sales, as well as manufacturing, have been fairly strong, inflation has remained stable, giving the Fed little reason to raise interest rates. And, given the unsettled corporate bond and stock markets, we believe high-quality fixed-income securities such as GMNAs and Treasuries should continue to be attractive vehicles for portfolio diversification.

Scott E. Dolan
Lead Manager

John Dugenske
Sean McCaffrey
William Chepolis
Portfolio Managers
Deutsche Investment Management Americas Inc.

The Salomon Brothers 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Government Securities Portfolio

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 1.9%
U.S. Treasury Bond, 11.25%, 2/15/2015	3,350,000	5,204,539
U.S. Treasury Note:
4.375%, 5/15/2007	3,000,000	3,041,250
4.875%, 2/15/2012 (f)	1,650,000	1,656,188
Total U.S. Treasury Obligations (Cost $9,831,412)		9,901,977

Government National Mortgage Association 49.5%
5.5%, 11/20/2031	1,902,510	1,829,229
6.0% with various maturities to 7/1/2032 (e)	45,666,351	45,561,440
6.5% with various maturities to 7/1/2032 (e)	18,564,195	19,044,362
7.0% with various maturities to 7/1/2032 (d) (e)	95,008,140	98,716,957
7.5% with various maturities to 8/1/2032	51,368,796	54,279,468
8.0% with various maturities to 7/1/2032	30,694,875	32,693,804
8.5% with various maturities to 2/15/2031	1,321,227	1,419,463
9.0%, 8/15/2027	145,146	158,177
9.5% with various maturities to 12/15/2022	174,643	195,565
10.0% with various maturities to 3/15/2016	103,592	116,359
Total Government National Mortgage Association (Cost $249,587,300)		254,014,824

U.S. Government Agency Pass-Thrus 24.5%
Federal Home Loan Mortgage Corporation 12.3%
5.5%, 2/1/2017	2,125,308	2,132,134
6.0% with various maturities to 2/1/2032	2,225,443	2,267,443
6.5% with various maturities to 7/1/2032	53,994,136	55,160,088
	Principal Amount ($)	Value ($)
7.0% with various maturities to 11/1/2031	2,850,656	2,965,811
7.5% with various maturities to 12/1/2030	202,249	212,570
8.0% with various maturities to 11/1/2030	74,194	78,735
8.5% with various maturities to 7/1/2030	39,318	41,951
		62,858,732
Federal Housing Authority 0.0%
8.5%, 3/15/2026	8,628	9,305
Federal National Mortgage Association 12.2%
6.0% with various maturities to 4/1/2032	1,805,601	1,809,761
6.5% with various maturities to 7/1/2032	56,832,668	58,029,296
7.0% with various maturities to 3/1/2032	2,167,395	2,247,200
7.5% with various maturities to 6/1/2030	571,332	604,236
8.0%, 12/1/2024	122,287	131,298
		62,821,791
Total U.S. Government Agency Pass-Thrus (Cost $125,334,352)		125,689,828

Repurchase Agreements 6.3%
First Boston Government, 1.81% to be repurchased at $16,004,023 on 7/3/2002	16,000,000	16,000,000
Goldman Sachs, 1.84% to be repurchased at $16,004,089 on 7/3/2002	16,000,000	16,000,000
Total Repurchase Agreements (b) (Cost $32,000,000)		32,000,000
	Shares	Value ($)
Cash Equivalents 17.8%
Scudder Cash Management QP Trust, 1.93% (c) (Cost $91,342,372)	91,342,372	91,342,372
Total Investment Portfolio - 100.0% (Cost $508,095,436) (a)		512,949,001

Notes to Scudder Government Securities Portfolio of Investments

(a) The cost for federal income tax purposes was $508,110,200. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $4,838,801. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,050,647 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $211,846.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) When-issued of forward delivery securities (see Notes to Financial Statements).
(e) Mortgage dollar roll included.
(f) At June 30, 2002, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
At June 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year U.S. Treasury Note	9/19/2002	85	9,077,545	9,114,922
Total unrealized depreciation on open futures contracts				(37,377)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $508,095,436)	$ 512,949,001
Cash	684,518
Receivable for investments sold	116,814,387
Interest receivable	2,216,969
Receivable for Portfolio shares sold	1,803,273
Total assets	634,468,148
Liabilities
Payable for investments purchased	222,188,325
Payable for when-issued and forward delivery securities	14,069,578
Payable for Portfolio shares redeemed	20,599
Payable for daily variation margin on open futures contracts	8,117
Accrued management fee	173,594
Other accrued expenses and payables	40,383
Total liabilities	236,500,596
Net assets, at value	$ 397,967,552
Net Assets
Net assets consist of: Undistributed net investment income	7,368,593
Net unrealized appreciation (depreciation) on: Investments	4,853,565
Futures	(37,377)
Accumulated net realized gain (loss)	(33,442)
Paid-in capital	385,816,213
Net assets, at value	$ 397,967,552
Net Asset Value and redemption price per share ($397,967,552 / 32,218,193 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.35

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 9,095,047
Expenses: Management fee	927,871
Custodian fees	11,368
Auditing	17,385
Legal	4,712
Trustees' fees and expenses	3,887
Reports to shareholders	23,293
Registration fees	110
Other	12,084
Total expenses, before expense reductions	1,000,710
Expense reductions	(1,535)
Total expenses, after expense reductions	999,175
Net investment income	8,095,872
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,017,168
Futures	(7,031)
1,010,137
Net unrealized appreciation (depreciation) during the period on: Investments	4,357,688
Futures	(37,377)
4,320,311
Net gain (loss) on investment transactions	5,330,448
Net increase (decrease) in net assets resulting from operations	$ 13,426,320

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 8,095,872	$ 11,860,030
Net realized gain (loss) on investment transactions	1,010,137	5,265,362
Net unrealized appreciation (depreciation) on investment transactions during the period	4,320,311	(1,657,525)
Net increase (decrease) in net assets resulting from operations	13,426,320	15,467,867
Distributions to shareholders from: Net investment income	(11,715,627)	(8,562,567)
Portfolio share transactions: Proceeds from shares sold	112,849,024	215,007,849
Reinvestment of distributions	11,715,627	8,562,567
Cost of shares redeemed	(33,531,192)	(77,005,299)
Net increase (decrease) in net assets from Portfolio share transactions	91,033,459	146,565,117
Increase (decrease) in net assets	92,744,152	153,470,417
Net assets at beginning of period	305,223,400	151,752,983
Net assets at end of period (including undistributed net investment income of $7,368,593 and $10,988,348, respectively)	$ 397,967,552	$ 305,223,400
Other Information
Shares outstanding at beginning of period	24,768,244	12,690,900
Shares sold	9,194,427	17,709,116
Shares issued to shareholders in reinvestment of distributions	978,749	729,095
Shares redeemed	(2,723,227)	(6,360,867)
Net increase (decrease) in Portfolio shares	7,449,949	12,077,344
Shares outstanding at end of period	32,218,193	24,768,244

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07	$ 12.07
Income (loss) from investment operations: Net investment income	.29[d]	.61[d]	.75[d]	.72[d]	.62	.84
Net realized and unrealized gain (loss) on investment transactions	.19	.25	.45	(.64)	.19	.16
Total from investment operations	.48	.86	1.20	.08	.81	1.00
Less distributions from: Net investment income	(.45)	(.50)	(.80)	(.60)	(.80)	(1.00)
Total distributions	(.45)	(.50)	(.80)	(.60)	(.80)	(1.00)
Net asset value, end of period	$ 12.35	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07
Total Return (%)	3.93**	7.48	10.93	.68	7.03	8.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	305	152	146	123	87
Ratio of expenses before expense reductions (%)	.59*	.60	.61	.63	.65	.64
Ratio of expenses after expense reductions (%)	.59*	.60	.60	.63	.65	.64
Ratio of net investment income (loss) (%)	4.69*	5.06	6.60	6.13	6.27	7.12
Portfolio turnover rate (%)	468*	334	173	150	142	179
a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Growth Portfolio

In the face of growing concerns about accounting practices and the resulting impact on investor confidence, equity markets experienced one of their most difficult quarters in many years. And, as value stocks entered their third year of outperformance vs. growth stocks, large-cap growth portfolios, such as this one, underperformed in the broad-based market decline.

Scudder Growth Portfolio lost ground, falling further than its benchmark, the Russell 1000 Growth Index, which measures the performance of large companies with greater-than-average growth orientation compared with the overall market.

The main detractors from performance were the fund's technology and consumer discretionary holdings. The technology sector suffered from a series of disappointing earnings reports, broker downgrades and worries over the timing of a recovery in technology spending. The portfolio's overweight position in media companies, compared with its benchmark, had been a source of positive returns in the consumer discretionary sector, but lost significant ground late in the six-month period. Tyco International also caused considerable problems for the portfolio before it was eliminated early in May.

During a period when health care stocks as a whole struggled, the portfolio's strong stock selection in the sector added to performance. The portfolio also benefited from its minimal exposure to the poorest-performing pharmaceutical stocks, which helped mitigate declines in other areas of the portfolio. Good stock selection in financials, primarily in the area of regional banks, also helped the portfolio's performance.

The U.S. economy continues to rebound and appears to be on track for renewed growth in the second half of 2002. Although investment markets have not yet responded, we are confident that they will do so eventually, and that many companies will see improved earnings as the economy advances. In our view, a great deal of speculation has been wrung out of the market, and investors seem to be employing a more fundamentally-based approach to investing. We have continued to shift the portfolio to a more pro-cyclical posture, which should boost performance as the economy recovers.

William F. Gadsden
Jesse Stuart
Co-Managers
Deutsche Investment Management Americas Inc.

Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 98.5%
Consumer Discretionary 10.1%
Department & Chain Stores 8.5%
Home Depot, Inc.	229,625	8,434,126
Target Corp.	154,700	5,894,070
TJX Companies, Inc.	153,600	3,012,096
Wal-Mart Stores, Inc.	152,390	8,382,974
		25,723,266
Specialty Retail 1.6%
Staples, Inc.*	244,800	4,822,560
Consumer Staples 5.7%
Food & Beverage 3.2%
PepsiCo, Inc.	200,450	9,661,690
Package Goods/Cosmetics 2.5%
Colgate-Palmolive Co.	150,040	7,509,502
Durables 2.0%
Aerospace
United Technologies Corp.	87,500	5,941,250
Energy 4.2%
Oil & Gas Production 2.1%
Devon Energy Corp.	33,100	1,631,168
EOG Resources, Inc.	39,500	1,568,150
Noble Corp.*	83,500	3,223,100
		6,422,418
Oilfield Services/Equipment 2.1%
Nabors Industries Ltd.*	89,300	3,152,290
Schlumberger Ltd.	65,500	3,045,750
		6,198,040
Financial 13.0%
Banks 4.8%
Fifth Third Bancorp.	114,800	7,651,420
State Street Corp.	150,200	6,713,940
		14,365,360
Consumer Finance 2.7%
Citigroup, Inc.	126,700	4,909,625
Household International, Inc.	63,900	3,175,830
		8,085,455
Insurance 1.7%
American International Group, Inc.	75,510	5,152,047
Other Financial Companies 3.8%
Fannie Mae	33,900	2,500,125
Freddie Mac	78,300	4,791,960
	Shares	Value ($)
Lehman Brothers Holdings, Inc.	69,900	4,370,148
		11,662,233
Health 25.6%
Biotechnology 2.8%
Amgen, Inc.*	122,600	5,134,488
Genentech, Inc.*	101,000	3,383,500
		8,517,988
Health Industry Services 3.1%
Laboratory Corp. of America Holdings*	112,400	5,131,060
McKesson Corp.	130,200	4,257,540
		9,388,600
Hospital Management 4.3%
HCA, Inc.	147,200	6,992,000
Tenet Healthcare Corp.*	82,400	5,895,720
		12,887,720
Medical Supply & Specialty 10.0%
Baxter International, Inc.	165,000	7,334,250
Johnson & Johnson	268,286	14,020,626
Medtronic, Inc.	160,100	6,860,285
Zimmer Holdings, Inc.*	53,700	1,914,942
		30,130,103
Pharmaceuticals 5.4%
Pfizer, Inc.	420,242	14,708,470
Teva Pharmaceutical Industries Ltd. (ADR)	20,900	1,395,702
		16,104,172
Manufacturing 5.9%
Diversified Manufacturing 4.8%
General Electric Co.	497,940	14,465,157
Machinery/Components/Controls 1.1%
Johnson Controls, Inc.	39,400	3,215,434
Media 7.1%
Advertising 1.1%
Omnicom Group, Inc.	71,440	3,271,952
Broadcasting & Entertainment 4.8%
AOL Time Warner, Inc.*	287,980	4,236,186
Clear Channel Communications, Inc.*	121,050	3,876,021
Viacom, Inc. "B"*	146,530	6,501,536
		14,613,743
Cable Television 1.2%
Comcast Corp. "A"*	150,000	3,576,000
	Shares	Value ($)
Service Industries 1.7%
Miscellaneous Commercial Services
Concord EFS, Inc.*	109,300	3,294,302
Paychex, Inc.	62,600	1,958,754
		5,253,056
Technology 23.2%
Computer Software 8.7%
BEA Systems, Inc.*	293,000	2,757,130
Microsoft Corp.*	385,040	21,061,688
PeopleSoft, Inc.*	159,400	2,371,872
		26,190,690
Diverse Electronic Products 3.3%
Applied Materials, Inc.*	408,860	7,776,518
Molex, Inc.	65,700	2,202,921
		9,979,439
EDP Peripherals 0.9%
EMC Corp.*	350,700	2,647,785
	Shares	Value ($)
Electronic Components/Distributors 3.0%
Analog Devices, Inc.*	88,100	2,616,570
Cisco Systems, Inc.*	457,820	6,386,589
		9,003,159
Electronic Data Processing 2.2%
International Business Machines Corp.	92,700	6,674,400
Semiconductors 5.1%
Intel Corp.	263,540	4,814,876
Linear Technology Corp.	130,130	4,089,986
Micron Technology, Inc.*	165,600	3,348,432
Xilinx, Inc.*	146,100	3,277,023
		15,530,317
Total Common Stocks (Cost $321,973,971)		296,993,536

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,451,323)	4,451,323	4,451,323
Total Investment Portfolio - 100.0% (Cost $326,425,294) (a)		301,444,859

Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $326,818,056. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $25,373,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,342,138 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,715,335.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $326,425,294)	$ 301,444,859
Receivable investments sold	4,475,947
Dividends receivable	201,828
Interest receivable	632
Receivable for Portfolio shares sold	38,614
Total assets	306,161,880
Liabilities
Due to custodian bank	275
Due to Advisor	17,142
Payable for investments purchased	107,597
Payable for Portfolio shares redeemed	234,261
Accrued management fee	160,507
Other accrued expenses and payables	88,827
Total liabilities	608,609
Net assets, at value	$ 305,553,271
Net Assets
Net assets consist of:
Accumulated net investment loss	(42,210)
Net unrealized appreciation (depreciation) on investments	(24,980,435)
Accumulated net realized gain (loss)	(115,584,585)
Paid-in capital	446,160,501
Net assets, at value	$ 305,553,271
Net Asset Value and redemption price per share ($305,553,271 / 18,487,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.53

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 1,128,796
Interest	57,287
Total Income	1,186,083
Expenses: Management fee	1,128,449
Custodian fees	9,225
Auditing	38,310
Legal	5,568
Trustees' fees and expenses	6,718
Reports to shareholders	28,169
Other	11,871
Total expenses, before expense reductions	1,228,310
Expense reductions	(17)
Total expenses, after expense reductions	1,228,293
Net investment income (loss)	(42,210)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(18,586,426)
Foreign currency related transactions	560
(18,585,866)
Net unrealized appreciation (depreciation) during the period on: Investments	(68,012,409)
Foreign currency related transactions	(195)
(68,012,604)
Net gain (loss) on investment transactions	(86,598,470)
Net increase (decrease) in net assets resulting from operations	$ (86,640,680)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (42,210)	$ 590,063
Net realized gain (loss) on investment transactions	(18,585,866)	(82,895,818)
Net unrealized appreciation (depreciation) on investment transactions during the period	(68,012,604)	(47,491,840)
Net increase (decrease) in net assets resulting from operations	(86,640,680)	(129,797,595)
Distributions to shareholders from: Net investment income	-	(587,343)
Net realized gains	-	(43,022,245)
Return of capital	-	(217,806)
Portfolio share transactions: Proceeds from shares sold	13,335,503	51,049,322
Net assets acquired in tax-free reorganization	-	7,576,034
Reinvestment of distributions	-	43,827,394
Cost of shares redeemed	(40,702,420)	(91,817,139)
Net increase (decrease) in net assets from Portfolio share transactions	(27,366,917)	10,635,611
Increase (decrease) in net assets	(114,007,597)	(162,989,378)
Net assets at beginning of period	419,560,868	582,550,246
Net assets at end of period (including accumulated net investment loss of $42,210 at June 30, 2002)	$ 305,553,271	$ 419,560,868
Other Information
Shares outstanding at beginning of period	19,928,329	19,340,010
Shares sold	664,106	2,255,890
Shares issued in tax-free reorganization	-	318,053
Shares issued to shareholders in reinvestment of distributions	-	2,073,659
Shares redeemed	(2,104,707)	(4,059,283)
Net increase (decrease) in Portfolio shares	(1,440,601)	588,319
Shares outstanding at end of period	18,487,728	19,928,329

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01	$ 33.71
Income (loss) from investment operations: Net investment income (loss)	-c***	.03[c]	(.01)[c]	(.01)[c]	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(4.52)	(6.75)	(6.81)	10.98	4.59	4.48
Total from investment operations	(4.52)	(6.72)	(6.82)	10.97	4.66	4.60
Less distributions from: Net investment income	-	(.03)	-	-	(.10)	(.20)
Net realized gains on investment transactions	-	(2.31)	(3.60)	-	(5.00)	(8.10)
Return of capital	-	(.01)	-	-	-	-
Total distributions	-	(2.35)	(3.60)	-	(5.10)	(8.30)
Net asset value, end of period	$ 16.53	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01
Total Return (%)	(21.47)**	(22.34)	(19.06)	37.12	15.10	21.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	306	420	583	738	629	563
Ratio of expenses (%)	.65*	.63	.65	.66	.66	.65
Ratio of net investment income (loss) (%)	(.02)*	.13	(.03)	(.04)	.28	.42
Portfolio turnover rate (%)	20*	73	65	87	109	170

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Management Summary June 30, 2002

Scudder High Yield Portfolio

High-yield bonds started the year strong as defaults began to decline and new issuance came to market. However, in June, WorldCom's announcement of $3.8 billion in accounting fraud shook the entire marketplace and caused high-yield prices to drop sharply. In this setting, investor interest in high-yield bonds declined significantly, as investors sought out higher-quality fare. The portfolio's three percent loss was better than that of the average peer in the Lipper High Yield Debt Funds category, which fell 3.54 percent. The management team, headed by Andrew Cestone, has worked to trim exposure to riskier, underperforming issues in sectors such as cable and wireless telecommunication. In this environment, diversification of holdings has never been more critical. Although management continues to look for attractive lower-rated securities, good risk-return opportunities lie in BB-rated and crossover securities. (Crossover securities are BB-rated by one rating agency and BBB-rated by another agency.) We continue to look for opportunities in utilities, where we believe continued economic growth and scaled back capital expenditures may lead to improvement in the cash flow generation for the sector during 2003. With a slow recovery underway along with uncertainty in many parts of the world, the increased potential for terrorist attacks and now accounting scandals, the market may continue to be volatile. Against that backdrop, the team remains focused on the longer-term valuation of the companies in which it invests.

Andrew Cestone
Harry Resis, Jr.
Co-Managers
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder High Yield Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 81.4%
Communications 8.4%
AirGate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	1,980,000	396,000
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	695,000	104,250
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	1,760,000	193,600
American Tower Corp., 9.375%, 2/1/2009	3,180,000	1,749,000
Avaya, Inc., 11.125%, 4/1/2009	1,410,000	1,290,150
Celcaribe SA, Step-up Coupon, 0% to 3/15/1998, 14.5% to 3/15/2004	1,315,000	920,500
Century Communications Corp.:
Series B, Zero Coupon, 1/15/2008*	310,000	57,350
8.375%, 11/15/2017*	790,000	237,000
8.75%, 10/1/2007	845,000	249,275
9.5%, 3/1/2005*	245,000	73,500
Crown Castle International Corp.:
9.375%, 8/1/2011	310,000	195,300
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	3,080,000	2,063,600
FairPoint Communications, Inc.:
Series B, 9.5%, 5/1/2008	160,000	132,800
12.5%, 5/1/2010	1,615,000	1,534,250
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,190,000	157,125
Impsat Corp., 12.375%, 6/15/2008*	1,805,000	36,100
Level 3 Communications, Inc., 11.0%, 3/15/2008	1,685,000	581,325
MGC Communications, Inc., 13.0%, 10/1/2004	2,000,000	800,000
Motorola, Inc., 8.0%, 11/1/2011	435,000	424,503
Nextel Communications, Inc.:
9.375%, 11/15/2009	500,000	253,750
9.5%, 2/1/2011	1,000,000	492,500
Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	2,410,000	1,313,450
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	630,000	15,750
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	2,000,000	30,000
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	920,000	13,800
Panamsat Corp., 8.5%, 2/1/2012	315,000	289,800
Price Communications Wireless, 9.125%, 12/15/2006	2,490,000	2,592,713
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	2,810,000	1,559,550
7.25%, 2/15/2011	125,000	70,000
Qwest Corp., 5.625%, 11/15/2008	1,115,000	836,250
Rural Cellular Corp., 9.75%, 1/15/2010	570,000	273,600
SBA Communications Corp.:
10.25%, 2/1/2009	1,020,000	612,000
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,150,000	644,000
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	3,220,000	998,200
Sprint Capital Corp.:
7.125%, 1/30/2006	50,000	40,010
8.375%, 3/15/2012	450,000	372,805
Telecorp PCS, Inc., Step-up-Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	117,000	88,920
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	690,000	69
Tritel PCS, Inc.:
10.375%, 1/15/2011	643,000	585,130
Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	806,000	632,710
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	955,000	592,100
TSI Telecommunication Services, Inc., 12.75%, 2/1/2009	185,000	179,450
US Unwired, Inc., Series B, Step-up Coupon, 0% to 11/1/2004, 13.375% to 11/1/2009	345,000	82,800
WorldCom, Inc.:
6.95%, 8/15/2028*	1,145,000	171,750
8.25%, 5/15/2031*	1,025,000	153,750
		24,090,485
	Principal Amount ($)	Value ($)
Construction 4.5%
Dayton Superior Corp., 13.0%, 6/15/2009	50,000	50,000
Dimac Corp., 12.5%, 10/1/2008*	1,540,000	15,400
Georgia-Pacific Corp., 8.125%, 5/15/2011	1,275,000	1,220,300
KB Home, 8.625%, 12/15/2008	685,000	691,850
Lennar Corp., 9.95%, 5/1/2010	1,550,000	1,705,000
Nortek, Inc., 9.125%, 9/1/2007	710,000	718,875
Ryland Group, Inc., 9.75%, 9/1/2010	370,000	400,525
Schuler Homes, Inc., 10.5%, 7/15/2011	1,050,000	1,123,500
Standard Pacific Corp., 8.5%, 4/1/2009	480,000	476,400
Terex Corp., 8.875%, 4/1/2008	2,980,000	3,024,700
Toll Corp.:
7.75%, 9/15/2007	210,000	205,275
8.125%, 2/1/2009	100,000	99,750
8.75%, 11/15/2006	500,000	507,500
WCI Communities, Inc., 10.625%, 2/15/2011	2,490,000	2,602,042
		12,841,117
Consumer Discretionary 16.8%
Advantica Restaurant Co., 11.25%, 1/15/2008	1,614,706	1,261,489
American Achieve Corp., 11.625%, 1/1/2007	600,000	618,750
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,580,000	1,694,550
Avondale Mills, Inc., 10.25%, 5/1/2006	1,590,000	1,496,588
Boca Resorts, Inc., 9.875%, 4/15/2009	3,100,000	3,208,500
Buffets, Inc., 11.25%, 7/15/2010	480,000	481,200
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,240,000	1,283,400
Cinemark USA, Inc., 8.5%, 8/1/2008	1,170,000	1,123,200
D& B Acquisition Sun Inc., 12.25%, 7/15/2009	375,000	362,325
DIMON, Inc., Series B, 9.625%, 10/15/2011	1,005,000	1,052,738
Eldorado Resorts LLC, 10.5%, 8/15/2006	2,010,000	1,949,700
Finlay Enterprises, Inc., 9.0%, 5/1/2008	350,000	337,313
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	1,590,000	1,556,213
Guitar Center Management, 11.0%, 7/1/2006	1,810,000	1,846,200
Hasbro, Inc., 8.5%, 3/15/2006	430,000	440,750
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,193,000	1,255,633
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	2,096,000	2,137,920
	Principal Amount ($)	Value ($)
Imperial Home Decor Group, Inc., 11.0%, 3/15/2008*	1,050,000	1,050
International Game Technology, 8.375%, 5/15/2009	1,300,000	1,371,500
Krystal, Inc., 10.25%, 10/1/2007	2,050,000	1,578,500
Mandalay Resort Group, 10.125%, 3/1/2012	600,000	612,000
MGM Mirage, Inc.:
8.5%, 9/15/2010	1,210,000	1,261,857
9.75%, 6/1/2007	2,310,000	2,437,050
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	2,860,000	2,870,725
National Vision, Inc., 12.0%, 3/30/2009	1,647,775	1,244,070
Park Place Entertainment, Inc., 9.375%, 2/15/2007	1,065,000	1,112,925
Perkins Finance LP, 10.125%, 12/15/2007	1,190,000	1,190,000
Rent-A-Center, Inc., 11.0%, 8/15/2008	750,000	796,875
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,705,726	1,586,325
Russell Corp., 9.25%, 5/1/2010	760,000	782,800
Scientific Games Corp., 12.5%, 8/15/2010	665,000	744,800
Sealy Mattress Co.:
9.875%, 12/15/2007	1,200,000	1,206,000
Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,225,000	2,191,625
Six Flags, Inc., 9.5%, 2/1/2009	1,215,000	1,239,300
Station Casinos, Inc.:
9.75%, 4/15/2007	680,000	703,800
9.875%, 7/1/2010	1,560,000	1,649,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,320,000	1,328,250
YUM! Brands, Inc., 7.7%, 7/1/2012	510,000	510,000
		48,525,621
Consumer Staples 2.5%
Agrilink Foods, Inc., 11.875%, 11/1/2008	295,000	308,275
Collins & Aikman Floor Cover, 9.75%, 2/15/2010	340,000	346,800
Doane Pet Care Co., 9.75%, 5/15/2007	760,000	661,200
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	1,260
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	590,000	604,750
Fleming Companies, Inc., 10.125%, 4/1/2008	1,290,000	1,309,350
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,710,000	1,778,400
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	65,000	70,850
	Principal Amount ($)	Value ($)
Salton, Inc.:
10.75%, 12/15/2005	240,000	241,200
12.25%, 4/15/2008	840,000	861,000
Smithfield Foods, Inc., 8.0%, 10/15/2009	165,000	167,475
Stater Brothers Holdings, 10.75%, 8/15/2006	355,000	365,650
U.S. Can Corp., Series B, 12.375%, 10/1/2010	600,000	504,000
		7,220,210
Durables 3.2%
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	1,180,000	1,085,600
Fairchild Corp., 10.75%, 4/15/2009	1,500,000	855,000
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	1,370,000	1,263,409
Metaldyne Corp., 11.0%, 6/15/2012	795,000	775,125
Phelps Dodge Corp., 8.75%, 6/1/2011	180,000	185,693
Qwest Capital Funding, 7.625%, 8/2/2021	470,000	242,050
Sonic Automotive, Inc., 11.0%, 8/1/2008	670,000	703,500
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	770,000	766,150
9.25%, 1/15/2009	2,235,000	2,246,175
10.75%, 4/15/2008	920,000	984,400
		9,107,102
Energy 6.9%
Allegheny Energy Supply, 8.25%, 4/15/2012	505,000	533,324
Avista Corp., 9.75%, 6/1/2008	1,370,000	1,437,568
Chesapeake Energy Corp., 8.125%, 4/1/2011	2,020,000	1,984,650
Consumer Energy Co., 6.0%, 3/15/2005	365,000	333,245
Continental Resources, Inc., 10.25%, 8/1/2008	640,000	572,800
Edison Mission Energy, 7.73%, 6/15/2009	270,000	247,050
Key Energy Services, Inc., 14.0%, 1/15/2009	472,000	552,240
Mariner Energy, Inc., 10.5%, 8/1/2006	1,130,000	1,062,200
Panhandle Eastern Pipe Line, 7.2%, 8/15/2024	150,000	108,195
Parker Drilling Co., Series AI, 10.125%, 11/15/2009	2,900,000	3,030,500
Pen Holdings, Inc., 9.875%, 6/15/2008*	335,000	103,850
Petro Stopping Centers, 10.5%, 2/1/2007	2,520,000	2,419,200
Pioneer Natural Resource, 7.5%, 4/15/2012	170,000	173,211
Pioneer Natural Resources Co., 6.5%, 1/15/2008	90,000	85,658
	Principal Amount ($)	Value ($)
Plains E&P Co., 8.75%, 7/1/2012	260,000	255,778
Pride International, Inc., 10.0%, 6/1/2009	1,080,000	1,155,600
Southwest Gas Corp., 7.625%, 5/15/2012	410,000	416,946
Stone Energy Corp.:
8.25%, 12/15/2011	675,000	675,000
8.75%, 9/15/2007	870,000	887,400
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	395,000	365,375
Transocean, Inc., 9.5%, 12/15/2008	370,000	441,925
Trico Marine Services, Inc., 8.5%, 8/1/2005	1,400,000	1,435,000
Westport Resources Corp., 8.25%, 11/1/2011	1,550,000	1,588,750
		19,865,465
Financial 1.9%
CIT Group, Inc.:
7.125%, 10/15/2004	155,000	152,496
7.375%, 4/2/2007	400,000	400,042
Corrections Corp. of America, 9.875%, 5/1/2009	550,000	566,500
FRD Acquisition, Series B, 12.5%, 7/15/2004*	210,000	25,200
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	2,495,000	2,376,488
Meristar Hospitality Corp., 9.0%, 1/15/2008	610,000	582,550
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	870,000	861,300
Vicap SA, 11.375%, 5/15/2007	380,000	330,600
Xerox Credit Corp., 7.0%, 6/9/2003	395,000	323,900
		5,619,076
Health 2.9%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	670,000	661,625
Dade International, Inc., Series B, 11.125%, 5/1/2006*	1,190,000	1,236,113
Extendicare, Inc., 9.5%, 7/1/2010	145,000	145,181
Healthsouth Corp.:
7.0%, 6/15/2008	1,310,000	1,290,350
7.625%, 6/1/2012	995,000	985,666
Iasis Healthcare Corp., 13.0%, 10/15/2009	860,000	903,000
Insight Health Services, Series B, 9.875%, 11/1/2011	745,000	748,725
Magellan Health Services, Inc., 9.0%, 2/15/2008	1,625,000	585,000
Mariner Post-Acute Network, Inc., Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	4,340,000	21,700
Res-Care, Inc., 10.625%, 11/15/2008	225,000	208,125
	Principal Amount ($)	Value ($)
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	280,000	277,200
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	1,360,000	1,417,800
		8,480,485
Manufacturing 15.1%
Atlantis Group, Inc., 11.0%, 2/15/2003	935,000	925,650
Berry Plastics Corp., 12.25%, 4/15/2004	1,530,000	1,541,475
BPC Holdings Corp., 12.5%, 6/15/2006	1,596,074	1,675,878
CSK Auto, Inc., 12.0%, 6/15/2006	470,000	502,313
Dana Corp.:
9.0%, 8/15/2011	2,375,000	2,339,375
10.125%, 3/15/2010	300,000	306,000
Day International Group, Inc., 11.125%, 6/1/2005	1,020,000	1,014,900
Delco Remy International, Inc., 10.625%, 8/1/2006	440,000	369,600
Dimon Subs, 6.25%, 3/31/2007	325,000	276,250
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	1,290,000	1,064,250
Equistar Chemicals LP:
8.75%, 2/15/2009	2,505,000	2,239,961
10.125%, 9/1/2008	2,250,000	2,148,750
Ferro Corp., 9.125%, 1/1/2009	365,000	392,201
Flowserve Corp., 12.25%, 8/15/2010	422,000	476,860
Foamex LP, 13.5%, 8/15/2005	1,130,000	1,141,300
Fonda Group, 9.5%, 3/1/2007	1,340,000	1,139,000
Fort James Corp., 6.875%, 9/15/2007	785,000	744,203
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	310,000	1,550
Grove Investors, Inc., 14.5%, 5/1/2010*	996,745	0
GS Technologies:
12.0%, 9/1/2004*	373,137	35,448
12.25%, 10/1/2005*	1,340,000	60,300
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	670,000	527,625
Hayes Wheels International, Inc., 11.0%, 7/15/2006*	1,500,000	150,000
Hercules, Inc., 11.125%, 11/15/2007	150,000	168,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	730,000	744,600
ISP Holdings, Inc., 10.625%, 12/15/2009	780,000	772,200
Kansas City Southern Railway, 9.5%, 10/1/2008	555,000	600,094
Knoll, Inc., 10.875%, 3/15/2006	334,000	323,980
Louisiana Pacific Corp., 10.875%, 11/15/2008	520,000	572,000
	Principal Amount ($)	Value ($)
Lyondell Chemical Co., 9.5%, 12/15/2008	2,410,000	2,241,300
Methanex Corp., 8.75%, 8/15/2012	865,000	882,300
Millennium America, Inc.:
7.0%, 11/15/2006	575,000	544,813
7.625%, 11/15/2026	85,000	69,700
9.25%, 6/15/2008	3,565,000	3,636,300
Motors and Gears, Inc., 10.75%, 11/15/2006	750,000	716,250
Navistar International Corp., 9.375%, 6/1/2006	430,000	442,900
NL Industries, Inc., 11.75%, 10/15/2003	2,271,000	2,271,000
NMHG Holding Co., 10.0%, 5/15/2009	300,000	304,500
Owens-Brockway, 8.875%, 2/15/2009	2,710,000	2,710,000
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,445,000	44,450
Resolution Performance Products LLC, 13.5%, 11/15/2010	210,000	235,200
Riverwood International Corp., 10.875%, 4/1/2008	1,990,000	2,069,600
Samsonite Corp., 10.75%, 6/15/2008	1,135,000	913,675
Stone Container Corp., 9.75%, 2/1/2011	470,000	502,900
Terex Corp., Series B, 10.375%, 4/1/2011	365,000	392,375
Terra Capital, Inc., 12.875%, 10/15/2008	1,005,000	1,030,125
Texas Petrochemicals Corp., 11.125%, 7/1/2006	670,000	529,300
Venture Holdings, 9.5%, 7/1/2005	150,000	90,000
Xerox Corp.:
5.5%, 11/15/2003	755,000	656,850
9.75%, 1/15/2009	1,350,000	1,107,000
		43,644,301
Media 9.3%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	510,000	201,450
7.875%, 5/1/2009*	290,000	111,650
8.125%, 7/15/2003*	390,000	154,050
10.25%, 6/15/2011*	1,670,000	684,700
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,190,000	844,900
Avalon Cable Holding Finance, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	1,870,000	1,309,000
Charter Communications, Inc.:
8.25%, 4/1/2007	2,120,000	1,420,400
10.0%, 5/15/2011	160,000	108,000
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	160,000	72,000
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	2,800,000	1,050,000
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	140,000	49,000
Clear Channel Communication, Inc., 8.0%, 11/1/2008	1,900,000	1,881,000
CSC Holdings, Inc.:
7.875%, 12/15/2007	770,000	644,650
9.875%, 2/15/2013	1,145,000	847,300
10.5%, 5/15/2016	1,640,000	1,230,000
EchoStar Communications Corp.:
9.25%, 2/1/2006	1,510,000	1,389,200
9.375%, 2/1/2009	3,575,000	3,306,875
Frontiervision LP, 11.0%, 10/15/2006*	520,000	434,200
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	1,830,000	786,900
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	2,050,000	1,804,000
Key3Media Group, Inc., 11.25%, 6/15/2011	485,000	218,250
Nextmedia Operating, Inc., 10.75%, 7/1/2011	500,000	505,000
NTL, Inc., Series B, 11.5%, 2/1/2006*	2,320,000	614,800
PRIMEDIA, Inc., 8.875%, 5/15/2011	1,090,000	817,500
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	2,835,000	2,126,250
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	630,000	655,200
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	550,000	547,250
TeleWest Communications PLC, 11.0%, 10/1/2007	2,895,000	1,158,000
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	950,000	988,000
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	970,000	980,913
		26,940,438
Metals and Minerals 0.8%
Metals USA, Inc., 8.625%, 2/15/2008*	970,000	339,500
MMI Products, Inc., 11.25%, 4/15/2007	1,405,000	1,433,100
Oregon Steel Mills, Inc., 11.0%, 6/15/2003	440,000	440,000
	Principal Amount ($)	Value ($)
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,820,000	183,300
		2,395,900
Service Industries 4.2%
Allied Waste North America, Inc.:
7.625%, 1/1/2006	1,150,000	1,109,750
8.5%, 12/1/2008	750,000	723,750
10.0%, 8/1/2009	840,000	825,367
Avis Group Holdings, Inc., 11.0%, 5/1/2009	3,580,000	3,902,200
Coinmach Corp., 9.0%, 2/1/2010	1,620,000	1,644,300
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,550,000	1,534,500
La Petite Academy, Inc., 10.0%, 5/15/2008	1,890,000	1,001,700
Service Corp. International, 6.0%, 12/15/2005	1,350,000	1,235,250
		11,976,817
Technology 1.1%
L-3 Communications Corp., 7.625%, 6/15/2012	755,000	756,888
Seagate Technology Holdings, 8.0%, 5/15/2009	1,105,000	1,105,000
Solectron Corp., 9.625%, 2/15/2009	1,445,000	1,314,950
		3,176,838
Transportation 0.7%
CP Ships LTD, 10.375%, 7/15/2012	700,000	686,000
Golden State Petroleum Transport, 8.04%, 2/1/2019	90,000	81,217
Kansas City Southern Railway, 7.5%, 6/15/2009	1,040,000	1,041,300
Petroleum Helicopters, 9.375%, 5/1/2009	190,000	194,750
Stena AB, 8.75%, 6/15/2007	50,000	48,500
		2,051,767
Utilities 3.1%
AES Corp., 9.375%, 9/15/2010	1,600,000	1,040,000
Calpine Corp.:
7.75%, 4/15/2009	990,000	643,500
7.875%, 4/1/2008	690,000	455,400
8.25%, 8/15/2005	680,000	496,400
8.5%, 5/1/2008	3,100,000	2,123,500
8.5%, 2/15/2011	720,000	482,400
8.625%, 8/15/2010	410,000	266,500
CMS Energy Corp.:
7.5%, 1/15/2009	560,000	386,400
8.5%, 4/15/2011	1,035,000	734,850
NRG Energy, Inc.:
7.75%, 4/1/2011	365,000	290,175
8.25%, 9/15/2010	220,000	177,100
	Principal Amount ($)	Value ($)
PSEG Energy Holdings, 10.0%, 10/1/2009	200,000	201,212
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	500,000	518,750
Western Resources, Inc.:
7.875%, 5/1/2007	780,000	774,782
9.75%, 5/1/2007	470,000	450,201
		9,041,170
Total Corporate Bonds (Cost $291,594,949)		234,976,792

Foreign Bonds - U.S.$ Denominated 11.1%
Australis Holdings, 15.0%, 11/1/2002*	3,660,000	366
Bluewater Finance, Ltd., 10.25%, 2/15/2012	680,000	673,200
British Sky Broadcasting PLC, 6.875%, 2/23/2009	505,000	464,536
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	302,152	87,624
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	3,230,000	2,907,000
Conproca SA, 12.0%, 6/16/2010	410,000	475,600
Conproca SA de CV, 12.0%, 6/16/2010	110,000	127,600
Corp Durango SA, 13.75%, 7/15/2009	885,000	734,550
Diamond Cable Communications PLC, 10.75%, 2/15/2007	1,990,000	517,400
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14% to 5/15/2009*	1,240,000	124
Euramax International PLC, 11.25%, 10/1/2006	1,930,000	1,930,000
Fage Dairy Industry SA, 9.0%, 2/1/2007	270,000	253,800
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	646,490	408,905
Global Crossing Holdings Ltd.:
8.7%, 8/1/2007*	1,530,000	15,300
9.125%, 11/15/2006*	130,000	1,300
Global Telesystems, Inc.:
10.875%, 6/15/2008*	800,000	2,000
11.5%, 12/15/2007*	1,625,000	4,063
Gruma SA, 7.625%, 10/15/2007	275,000	266,063
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	1,620,000	1,215,000
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	840,000	831,600
Innova S de R.L., 12.875%, 4/1/2007	950,000	741,000
MetroNet Communications Corp.:
12.0%, 8/15/2007	1,010,000	80,800
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,780,000	178,000
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	750,000	75,000
Millicom International Cellular SA, 13.5%, 6/1/2006	2,390,000	836,500
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	1,365,000	914,550
PTC International Finance, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	2,490,000	2,539,800
PTC International Finance II, 11.25%, 12/1/2009	405,000	423,225
Rogers Cantel, Inc., 9.75%, 6/1/2016	2,125,000	1,487,500
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	280,000	240,800
8.75%, 2/2/2011	2,420,000	2,274,800
Stagecoach Holdings PLC, 8.625%, 11/15/2009	1,650,000	1,593,529
Star Choice Communications, Inc., 13.0%, 12/15/2005	750,000	780,000
Stone Container Corp., 11.5%, 8/15/2006	1,585,000	1,711,800
TFM SA de CV:
10.25%, 6/15/2007	870,000	813,450
10.25%, 6/15/2009	350,000	329,000
12.5%, 6/15/2012	1,800,000	1,701,000
Tyco International Group SA:
5.8%, 8/1/2006	230,000	181,548
6.125%, 11/1/2008	2,485,000	1,911,785
6.125%, 1/15/2009	905,000	696,262
6.375%, 10/15/2011	1,625,000	1,243,954
Versatel Telecom NV, 13.25%, 5/15/2008*	910,000	227,499
Total Foreign Bonds - U.S.$ Denominated (Cost $46,844,005)		31,897,833

Convertible Bonds 0.6%
Corning, Inc., Zero Coupon, 11/8/2015	1,190,000	583,100
Tower Auto Group, 5.0%, 8/1/2004	1,170,000	1,107,171
Total Convertible Bonds (Cost $1,697,301)		1,690,271

	Shares	Value ($)
Common Stocks 0.2%
AMF Bowling Worldwide, Inc.*	6,537	173,231
Call-Net Enterprises, Inc. "B"*	14,519	5,045
Capital Pacific Holdings, Inc.*	3,634	15,081
Grove Investors, Inc.*	5,244	18,878
ICG Communications, Inc.*	4,851	63
MEDIQ, Inc.*	736	3,196
Metal Management, Inc.*	83,423	283,638
	Shares	Value ($)
National Vision, Inc.*	69,397	73,214
Song Networks Holdings AB (ADR)*	6,340	1,141
Total Common Stocks (Cost $4,729,259)		573,487

Warrants 0.2%
AMF Bowling Worldwide, Inc., "A"*	15,384	76,920
AMF Bowling Worldwide, Inc.,"B"*	15,030	90,179
American Banknote Corp.*	1,200	0
Communication Cellular SA*	2,200	44
DeCrane Aircraft Holdings, Inc.*	1,350	14
Econophone, Inc.*	1,260	13
Empire Gas Corp.*	2,070	2,070
Grove Investors, Inc.*	2,914	56,678
KMC Telecom Holdings, Inc.*	1,950	20
McLeodUSA, Inc.*	22,071	2,759
Ono Finance PLC*	1,650	206
Republic Technologies International LLC*	2,820	28
Stage Stores, Inc.*	14,245	259,259
Stations Holding Co., Inc.*	5,000	0
UIH Australia Pacific, Inc.*	750	0
Waxman Industries, Inc.*	52,274	523
Total Warrants (Cost $3,303,590)		488,713

Preferred Stocks 0.6%
Dobson Communications Corp. (PIK)	1,123	494,288
Sinclair Capital	13,000	1,350,375
Total Preferred Stocks (Cost $2,451,354)		1,844,663
	Shares	Value ($)
Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.	9,960	37,350
World Access, Inc. "D"	933	0
Total Convertible Preferred Stocks (Cost $2,291,175)		37,350

	Units	Value ($)
Other Investments 0.0%
SpinCycle, Inc.*	39,810	97,278
SpinCycle, Inc. "F"*	279	15
Total Other Investments (Cost $103,208)		97,293

	Principal Amount ($)	Value ($)
Asset Backed 0.9%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,518,250
U.S. Treasury Obligations 3.6%
U.S. Treasury Note, 3.625%, 3/31/2004 (Cost $10,248,512)	10,230,000	10,388,156

	Shares	Value ($)
Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,967,357)	3,967,357	3,967,357
Total Investment Portfolio - 100.0% (Cost $369,730,710) (a)		288,480,165

Notes to Scudder High Yield Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $370,043,138. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $81,562,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,398,039 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $85,961,012.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
PIK denotes that interest or dividend is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $369,730,710)	$ 288,480,165
Receivable for investments sold	5,114,204
Interest receivable	6,953,685
Receivable for Portfolio shares sold	115,697
Total assets	300,663,751
Liabilities
Payable for investments purchased	4,208,655
Payable for Portfolio shares redeemed	2,350,375
Accrued management fee	169,445
Other accrued expenses and payables	90,631
Total liabilities	6,819,106
Net assets, at value	$ 293,844,645
Net Assets
Net assets consist of: Undistributed net investment income	14,552,148
Net unrealized appreciation (depreciation) on investments	(81,250,545)
Accumulated net realized gain (loss)	(94,335,042)
Paid-in capital	454,878,084
Net assets, at value	$ 293,844,645
Net Asset Value and redemption price per share ($293,844,645 / 40,793,660 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.20

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 133,235
Interest (net of foreign taxes withheld of $1,013)	17,596,340
Total Income	17,729,575
Expenses: Management fee	1,003,947
Custodian fees	6,804
Auditing	19,276
Legal	21,030
Trustees' fees and expenses	4,620
Reports to shareholders	36,253
Other	14,590
Total expenses, before expense reductions	1,106,520
Expense reductions	(340)
Total expenses, after expense reductions	1,106,180
Net investment income	16,623,395
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,253,122)
Futures	(1,006,696)
(27,259,818)
Net unrealized appreciation (depreciation) during the period on: Investments	1,490,143
Futures	325,060
1,815,203
Net gain (loss) on investment transactions	(25,444,615)
Net increase (decrease) in net assets resulting from operations	$ (8,821,220)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 16,623,395	$ 29,970,880
Net realized gain (loss) on investment transactions	(27,259,818)	(26,134,600)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,815,203	5,839,472
Net increase (decrease) in net assets resulting from operations	(8,821,220)	9,675,752
Distributions to shareholders from: Net investment income	(31,369,433)	(37,937,710)
Portfolio share transactions: Proceeds from shares sold	81,628,373	150,832,821
Reinvestment of distributions	31,369,433	37,937,710
Cost of shares redeemed	(113,572,841)	(134,904,420)
Net increase (decrease) in net assets from Portfolio share transactions	(575,035)	53,866,111
Increase (decrease) in net assets	(40,765,688)	25,604,153
Net assets at beginning of period	334,610,333	309,006,180
Net assets at end of period (including undistributed net investment income of $14,552,148 and $29,298,186, respectively)	$ 293,844,645	$ 334,610,333
Other Information
Shares outstanding at beginning of period	41,133,893	33,728,812
Shares sold	10,109,008	18,119,336
Shares issued to shareholders in reinvestment of distributions	4,154,892	4,563,112
Shares redeemed	(14,604,133)	(15,277,367)
Net increase (decrease) in Portfolio shares	(340,233)	7,405,081
Shares outstanding at end of period	40,793,660	41,133,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96	$ 12.81
Income (loss) from investment operations: Net investment income	.39[d]	.84[d]	1.14[d]	1.22[d]	1.06	1.16
Net realized and unrealized gain (loss) on investment transactions	(.58)	(.59)	(2.04)	(.93)	(.85)	.19
Total from investment operations	(.19)	.25	(.90)	.29	.21	1.35
Less distributions from: Net investment income	(.74)	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Total distributions	(.74)	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Net asset value, end of period	$ 7.20	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96
Total Return (%)	(3.00)**	2.63	(8.68)	2.15	1.45	11.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	335	309	396	442	391
Ratio of expenses (%)	.66*	.70	.68	.67	.65	.65
Ratio of net investment income (loss) (%)	9.60*	9.89	11.23	10.40	9.36	9.20
Portfolio turnover rate (%)	159*	77	54	42	74	90

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder International Select Equity Portfolio

Global equity markets were dominated by uncertainty during the first half of 2002. Despite a brief reprieve early on, share prices throughout most of the developed world were generally weak as corporate accounting scandals, renewed fears of terrorist activities, lackluster corporate profits and concerns about the pace of global economic activity undermined investor confidence and weakened the U.S. dollar. European markets were hit especially hard, dragged down primarily by telecom and information technology stocks. Japan, by comparison, held up better. A combination of government market-boosting measures and indications that economic activity had bottomed enabled the market to rally for a while. As we approached the end of the first half, however, the impact of a stronger yen on corporate profits and fears about the U.S. economy prompted a modest pullback.

Against this backdrop, Scudder International Select Equity Portfolio declined for the period, essentially keeping pace with its benchmark, the MSCI EAFE Index. Please note that during the period under review, the portfolio experienced a change in investment advisor, portfolio management and portfolio strategy. Now concentrated among high-conviction names, the portfolio is focused on roughly 40 stocks that the team believes have the greatest upside potential on a rolling 12-month basis. The investment approach remains entirely bottom up but with no active allocation among countries, regions or industries and no exposure to emerging markets.

Clare Brody
Marc Slendebroek
Joseph DeSantis
Co-Managers
Deutsche Investment Management Americas Inc.

The MSCI EAFE unmanaged Index is a measure of stock market performance in Europe, Australia, and the Far East in U.S. dollar terms. Index returns assume reinvestment of dividends and capital gains A and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder International Select Equity Portfolio

	Shares	Value ($)
Common Stocks 99.4%
Australia 3.9%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	367,100	2,130,478
CSL Ltd. (Manufacturer and marketer of human and veterinary pharmaceuticals)	121,000	2,193,951
		4,324,429
Denmark 4.8%
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	78,000	2,705,732
Henkel KGaA (Manufacturer of various chemical based products)	36,700	2,534,523
		5,240,255
Finland 1.1%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	85,700	1,260,230
France 18.6%
Aventis SA (Manufacturer of life science products)	46,607	3,318,134
BNP Paribas SA* (Provider of banking services)	53,178	2,954,887
Dassault Systemes SA (Designer, manufacturer and engineer of software products)	58,093	2,665,977
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	44,266	2,391,603
TotalFinaElf SA "B" (Producer of oil and natural gas)	27,418	4,472,584
Valeo SA* (Manufacturer of automobile components)	52,268	2,183,428
Vinci SA (Builder of roads and provider of engineering and construction services)	37,640	2,563,959
		20,550,572
Germany 2.2%
Allianz AG (Provider of multi-line insurance services)	12,165	2,447,940
Hong Kong 4.1%
Hang Seng Bank Ltd. (Provider of commercial banking services)	209,200	2,232,822
Hong Kong Electric Holdings Ltd. (Operator of a gas utility company)	620,500	2,318,935
		4,551,757
	Shares	Value ($)
Ireland 2.4%
Bank of Ireland (Provider of banking, life insurance and other financial services)	208,300	2,600,105
Italy 2.1%
ENI SpA (Provider of oilfield and engineering services)	147,500	2,356,345
Japan 18.9%
Canon, Inc. (Producer of visual image and information equipment)	75,000	2,843,929
Daito Trust Construction Co., Ltd. (Provider of construction and building management services)	129,000	2,424,183
Hitachi Ltd. (Manufacturer of general electronics)	375,000	2,432,721
KAO Corp. (Manufacturer of household and chemical products)	102,000	2,356,506
Nintendo Co., Ltd. (Manufacturer of game equipment)	17,700	2,615,034
Nomura Holdings, Inc. (Provider of financial services)	177,000	2,607,626
Promise Co., Ltd. (Operator of a consumer finance company)	45,400	2,295,367
Sony Corp. (Manufacturer of consumer electronic products)	62,500	3,311,639
		20,887,005
Netherlands 8.2%
Gucci Group NV* (Designer and producer of personal luxury accessories and apparel)	24,200	2,281,182
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	87,989	2,204,503
TNT NV (Provider of transportation services)	101,400	2,301,045
VNU NV (Provider of publishing services)	80,200	2,239,337
		9,026,067
Spain 4.5%
Banco Popular Espanol SA (Provider of retail banking services)	54,400	2,416,612
Telefonica SA* (Provider of telecommunication services)	298,783	2,519,972
		4,936,584
Switzerland 8.1%
Credit Suisse Group* (Provider of universal banking services)	83,504	2,661,246
	Shares	Value ($)
Nestle SA (Registered) (Producer and seller of food products)	15,330	3,587,960
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	27,715	2,719,906
		8,969,112
United Kingdom 20.5%
Safeway PLC (Owner and operator of retail food supermarkets)	581,369	2,506,725
BAA PLC (Owner and operator of airports)	263,483	2,415,296
Brambles Industries PLC* (Provider of material handling and industrial services)	471,677	2,369,411
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	228,704	2,201,483
Canary Wharf Group PLC (REIT)* (Operator of real estate development company)	343,576	2,339,773
	Shares	Value ($)
Compass Group PLC (Operator of an international food service group)	369,414	2,250,025
P & O Princess Cruises PLC (Operator of an international cruise line)	319,036	2,026,183
Railtrack Group PLC (Operator of railway infrastructure)	86,603	294,886
Severn Trent PLC (Supplier of water and offerer of other related services)	219,793	2,431,885
Vodafone Group PLC (Provider of mobile telecommunication services)	2,751,065	3,789,085
		22,624,752
Total Common Stocks (Cost $115,163,776)		109,775,153

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.93%, (b) (Cost $612,702)	612,702	612,702
Total Investment Portfolio - 100.0% (Cost $115,776,478) (a)		110,387,855

At June 30, 2002, the Scudder International Select Equity Portfolio had the following industry diversification:
Industry	Value	Percent
Financial	$ 25,276,284	22.9%
Manufacturing	15,855,224	14.3%
Service Industries	12,042,275	10.9%
Consumer Staples	9,406,324	8.5%
Communications	7,569,287	6.9%
Technology	7,262,083	6.6%
Consumer Discretionary	6,922,399	6.3%
Energy	6,828,929	6.2%
Construction	4,988,142	4.5%
Transportation	2,595,931	2.3%
Utilities	2,318,935	2.1%
Media	2,201,483	2.0%
Health	2,193,951	2.0%
Durables	2,183,428	2.0%
Metals and Minerals	2,130,478	1.9%
Total Common Stocks	109,775,153	99.4%
Cash Equivalents	612,702	0.6%
Total Investment Portfolio	$ 110,387,855	100.0%

Notes to Scudder International Select Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $116,050,516. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $5,662,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,659,667 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,322,328.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $115,776,478)	$ 110,387,855
Foreign currency, at value (cost $549,286)	546,037
Receivable for investments sold	1,479,087
Dividends receivable	574,603
Interest receivable	1,170
Foreign taxes recoverable	309,733
Total assets	113,298,485
Liabilities
Payable for investments purchased	1,180,912
Payable for Portfolio shares redeemed	168,455
Accrued management fee	73,038
Other accrued expenses and payables	143,709
Total liabilities	1,566,114
Net assets, at value	$ 111,732,371
Net Assets
Net assets consist of: Undistributed net investment income	855,130
Net unrealized appreciation (depreciation) on: Investments	(5,388,623)
Foreign currency related transactions	12,673
Accumulated net realized gain (loss)	(31,567,260)
Paid-in capital	147,820,451
Net assets, at value	$ 111,732,371
Net Asset Value and redemption price per share ($111,732,371 / 12,369,021 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.03

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $175,185)	$ 1,455,705
Interest	44,097
Total Income	1,499,802
Expenses: Management fee	438,522
Custodian fees	67,608
Auditing	8,961
Legal	1,271
Trustees' fees and expenses	2,087
Reports to shareholders	16,572
Other	5,301
Total expenses, before expense reductions	540,322
Expense reductions	(136)
Total expenses, after expense reductions	540,186
Net investment income (loss)	959,616
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,864,392)
Foreign currency related transactions	40,521
(3,823,871)
Net unrealized appreciation (depreciation) during the period on: Investments	848,352
Foreign currency related transactions	56,171
904,523
Net gain (loss) on investment transactions	(2,919,348)
Net increase (decrease) in net assets resulting from operations	$ (1,959,732)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 959,616	$ 637,808
Net realized gain (loss) on investment transactions	(3,823,871)	(26,266,426)
Net unrealized appreciation (depreciation) on investment transactions during the period	904,523	(13,923,323)
Net increase (decrease) in net assets resulting from operations	(1,959,732)	(39,551,941)
Distributions to shareholders from: Net investment income	(514,449)	(1,173,442)
Net realized gains	-	(23,234,143)
Portfolio share transactions: Proceeds from shares sold	37,107,290	409,942,834
Reinvestment of distributions	514,449	24,407,585
Cost of shares redeemed	(44,553,218)	(428,542,046)
Net increase (decrease) in net assets from Portfolio share transactions	(6,931,479)	5,808,373
Increase (decrease) in net assets	(9,405,660)	(58,151,153)
Net assets at beginning of period	121,138,031	179,289,184
Net assets at end of period (including undistributed net investment income of $855,130 and $409,963, respectively)	$ 111,732,371	$ 121,138,031
Other Information
Shares outstanding at beginning of period	13,109,975	12,174,799
Shares sold	4,136,997	38,411,201
Shares issued to shareholders in reinvestment of distributions	55,496	2,398,827
Shares redeemed	(4,933,447)	(39,874,852)
Net increase (decrease) in Portfolio shares	(740,954)	935,176
Shares outstanding at end of period	12,369,021	13,109,975

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15	$ 15.64
Income (loss) from investment operations: Net investment income (loss)	.08[c]	.05[c]	.08[c]	.07[c]	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.25)	(3.46)	(3.90)	6.73	1.48	1.30
Total from investment operations	(.17)	(3.41)	(3.82)	6.80	1.65	1.41
Less distributions from: Net investment income	(.04)	(.10)	-	(.20)	(.20)	(.20)
Net realized gains on investment transactions	-	(1.98)	(2.90)	(2.15)	(.60)	(.70)
Total distributions	(.04)	(2.08)	(2.90)	(2.35)	(.80)	(.90)
Net asset value, end of period	$ 9.03	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15
Total Return (%)	(1.85)**	(24.43)	(20.49)	45.71	10.02	9.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	121	179	252	213	200
Ratio of expenses (%)	.92*	.92	.84	.94	.93	.91
Ratio of net investment income (loss) (%)	1.65*	.44	.47	.40	.96	.71
Portfolio turnover rate (%)	226*	145	87	136	90	79

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Investment Grade Bond Portfolio

The bond market's results were mixed in the six-month period ended June 30, 2002. In the first quarter of 2002, overall market sentiment pointed to the Federal Reserve Board increasing short-term interest rates sometime later in 2002 as it appeared that the economy was strengthening. However, that sentiment shifted significantly during the second quarter with an interest rate increase becoming unlikely as investor confidence sharply declined, particularly following an announcement that WorldCom had committed massive accounting fraud. In that environment, investors flocked to higher-quality issues in the midst of more announcements of corporate accounting scandals. While that demand led higher-quality fare to outperform, certain corporate bonds and high-yield issues struggled in that environment. In the six-month period, the portfolio outperformed the return of the Lipper Corporate Debt Funds BBB Rated category. The significant reduction early in the quarter to the portfolio's stake in WorldCom bonds, however, did help returns, as an audit committee at WorldCom uncovered accounting fraud in late June. The portfolio's new management team, which took over after April 8, has been restructuring the portfolio to help reduce overall risk and create greater diversification. As a result, management has cut the portfolio's stake in investment-grade corporate bonds, while increasing its exposure to mortgage-backed securities - moves that aided absolute returns in the period. Also, the portfolio's corporate exposure has become more diversified across various sectors, and stakes in individual issues have decreased. Management expects the current market volatility to continue into the third quarter.

David Baldt
J. Christopher Gagnier
Gary Bartlett
Warren Davis
Thomas Flaherty
Andrew Cestone
Daniel Taylor
Co-Managers
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Investment Grade Bond Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 26.9%
Communications 2.0%
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	375,000	3,750
Nextel Communications, Inc., 9.375%, 11/15/2009	125,000	63,438
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	100,000	55,500
Qwest Corp., 5.625%, 11/15/2008	50,000	37,500
Sprint Capital Corp.:
5.7%, 11/15/2003	1,775,000	1,577,299
6.125%, 11/15/2008	725,000	554,793
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,325,000	1,236,157
WorldCom, Inc., 6.95%, 8/15/2028*	50,000	7,500
		3,535,937
Construction 0.7%
Georgia-Pacific Corp., 8.125%, 5/15/2011	70,000	66,997
Weyerhaeuser Co., 5.95%, 11/1/2008	1,150,000	1,162,131
		1,229,128
Consumer Discretionary 0.2%
Chumash Casino & Resort, 9.0%, 7/15/2010	60,000	60,600
Dimon, Inc., Series B, 9.625%, 10/15/2011	50,000	52,375
Park Place Entertainment, Inc., 8.5%, 11/15/2006	200,000	211,500
YUM! Brands, Inc., 7.7%, 7/1/2012	75,000	75,000
		399,475
Durables 1.2%
Arvinmeritor, 6.625%, 6/15/2007	470,000	469,333
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	55,000	50,721
Metaldyne Corp., 11.0%, 6/15/2012	50,000	48,750
Systems 2001 Asset Trust LLC, 6.664%, 9/15/2013	1,432,104	1,521,484
		2,090,288
Energy 2.0%
Avista Corp., 9.75%, 6/1/2008	60,000	62,959
Devon Energy Corp., 7.95%, 4/15/2032	745,000	801,387
Devon Financing Corp., ULC, 7.875%, 9/30/2031	300,000	319,914
El Paso Corp., 7.875%, 6/15/2012	795,000	800,385
	Principal Amount ($)	Value ($)
Pioneer Natural Resources Co., 6.5%, 1/15/2008	400,000	380,700
Progress Energy, Inc., 6.85%, 4/15/2012	1,230,000	1,280,969
		3,646,314
Financial 12.4%
CIT Group, Inc., 7.375%, 4/2/2007	825,000	825,087
Citigroup, Inc., 6.875%, 2/15/2098	1,335,000	1,320,474
ERAC USA Finance Co., 7.35%, 6/15/2008	950,000	1,022,819
ERP Operating LP, 6.63%, 4/13/2005	1,515,000	1,573,541
Ford Motor Credit Co., 6.875%, 2/1/2006	1,760,000	1,800,596
General Electric Capital Corp.:
6.0%, 6/15/2012	1,890,000	1,881,036
6.5%, 12/10/2007	750,000	805,232
General Motors Acceptance Corp.:
5.25%, 5/16/2005	1,205,000	1,212,388
7.0%, 2/1/2012	495,000	495,644
8.0%, 11/1/2031	1,150,000	1,176,162
Goldman Sachs Group, Inc., 6.6%, 1/15/2012	575,000	585,699
Household Finance Corp.:
5.75%, 1/30/2007	45,000	44,511
6.5%, 1/24/2006	105,000	107,351
Ohio National Life Insurance, 8.5%, 5/15/2026	825,000	873,980
Pacific Life Insurance Co., 7.9%, 12/30/2023	1,320,000	1,440,137
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	50,000	49,500
PNC Funding Corp., 5.75%, 8/1/2006	1,025,000	1,056,512
Prudential Insurance Co., 6.375%, 7/23/2006	1,000,000	1,043,913
UnumProvident Corp., 7.375%, 6/15/2032	2,420,000	2,378,352
Wells Fargo & Co., 7.55%, 6/21/2010	1,000,000	1,114,194
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	1,680,000	1,677,786
		22,484,914
Health 0.0%
Magellan Health Services, Inc., 9.0%, 2/15/2008	50,000	18,000
Manufacturing 0.5%
Dow Chemical Co., 7.0%, 8/15/2005	50,000	53,609
Equistar Chemicals LP, 8.75%, 2/15/2009	125,000	111,775
	Principal Amount ($)	Value ($)
International Paper Co., 8.125%, 7/8/2005	400,000	439,858
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	50,000	51,000
Millennium America, Inc.:
7.0%, 11/15/2006	50,000	47,375
9.25%, 6/15/2008	120,000	122,400
Xerox Corp., 9.75%, 1/15/2009	75,000	61,500
		887,517
Media 1.4%
Comcast Cable Communications, 6.375%, 1/30/2006	375,000	363,194
CSC Holdings, Inc., 7.875%, 12/15/2007	750,000	627,906
News America Holdings, Inc., 9.25%, 2/1/2013	225,000	259,085
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	65,000	48,750
Time Warner, Inc., 9.125%, 1/15/2013	1,150,000	1,272,874
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	50,000	50,562
		2,622,371
Service Industries 0.9%
AIG Sunamerica Global Financing IV, 6.3%, 5/10/2011	1,475,000	1,526,677
Allied Waste North America, Inc., 7.625%, 1/1/2006	65,000	62,725
Service Corp. International, 6.0%, 12/15/2005	50,000	45,750
		1,635,152
Technology 0.8%
L-3 Communications Corp., 7.625%, 6/15/2012	65,000	65,163
Raytheon Co., 6.3%, 3/15/2005	1,190,000	1,239,331
Seagate Technology Holdings, 8.0%, 5/15/2009	50,000	50,000
Solectron Corp., 9.625%, 2/15/2009	50,000	45,500
		1,399,994
Transportation 0.0%
Kansas City Southern Railway, 7.5%, 6/15/2009	50,000	50,063
Utilities 4.8%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,066,064
Calpine Corp.:
7.875%, 4/1/2008	50,000	33,000
8.5%, 2/15/2011	460,000	308,200
	Principal Amount ($)	Value ($)
Cleveland Electric/Toledo Edison Co., Series B, 7.67%, 7/1/2004	1,050,000	1,109,175
CMS Energy Corp., 8.5%, 4/15/2011	55,000	39,050
KeySpan Corp.:
6.15%, 6/1/2006	275,000	287,086
7.625%, 11/15/2010	1,075,000	1,203,113
Pacificorp, 6.9%, 11/15/2011	825,000	876,839
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,050,638
PSE&G Power LLC, 6.95%, 6/1/2012	1,595,000	1,603,359
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,100,000	1,177,552
		8,754,076
Total Corporate Bonds (Cost $48,709,948)		48,753,229

Asset Backed 6.7%
Automobile Receivables 1.7%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	1,530,000	1,570,898
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,556,175
		3,127,073
Home Equity Loans 2.1%
First Union National Bank Commercial Mortgage "A2", Series 2001-C3, 6.18%, 8/15/2033	1,890,000	1,981,991
Oakwood Mortgage Investors, Inc. "A2", Series 2002-B, 5.19%, 9/15/2019	900,000	922,788
Salomon Brothers Mortgage Securities VII "A2", Series 2001-C2, 6.168%, 2/13/2010	805,000	843,377
		3,748,156
Miscellaneous 2.9%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,375,000	1,467,987
PECO Energy Transition Trust "A1", Series 2001-A, 6.52%, 12/31/2010	1,790,000	1,920,945
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	900,000	968,116
"A8", Series 2001-1, 6.89%, 12/15/2017	800,000	873,152
		5,230,200
Total Asset Backed (Cost $11,869,226)		12,105,429
	Principal Amount ($)	Value ($)
Foreign Bonds - U.S.$ Denominated 2.5%
British Sky Broadcasting PLC, 6.875%, 2/23/2009	60,000	55,192
Euramax International PLC, 11.25%, 10/1/2006	50,000	50,000
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	50,000	37,500
Pemex Finance Ltd., 9.14%, 8/15/2004	1,863,000	1,973,364
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	50,000	33,500
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	70,000	71,400
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	65,000	61,100
Sappi Papier Holding AG, 7.5%, 6/15/2032	1,580,000	1,593,114
Stagecoach Holdings PLC, 8.625%, 11/15/2009	55,000	53,118
TFM SA de CV, 12.5%, 6/15/2012	85,000	80,325
Tyco International Group SA:
6.125%, 11/1/2008	100,000	76,933
6.375%, 10/15/2011	50,000	38,276
6.75%, 2/15/2011	650,000	504,771
Total Foreign Bonds - U.S.$ Denominated (Cost $4,813,088)		4,628,593

U.S. Treasury Obligations 24.1%
U.S. Treasury Bond:
6.0%, 2/15/2026	3,310,000	3,442,906
7.25%, 5/15/2016	4,900,000	5,774,924
8.125%, 8/15/2019	475,000	608,426
U.S. Treasury Note:
3.5%, 11/15/2006	1,285,000	1,262,112
5.875%, 11/15/2004	28,619,000	30,416,617
6.0%, 8/15/2009	211,000	229,207
6.125%, 8/15/2007	1,377,000	1,500,852
6.75%, 5/15/2005	455,000	496,590
Total U.S. Treasury Obligations (Cost $43,175,078)		43,731,634

U.S. Agency Obligations 2.4%
Federal National Mortgage Association:
5.25%, 6/15/2006	650,000	676,475
5.625%, 5/14/2004	2,800,000	2,933,070
7.0%, 7/15/2005	675,000	738,179
Total U.S. Agency Obligations (Cost $4,234,901)		4,347,724
	Principal Amount ($)	Value ($)
U.S. Government Agency Pass-Thrus 20.2%
Federal Home Loan Mortgage Corp.:
6.0%, 8/15/2016	500,000	507,622
6.5%, 7/1/2032	11,400,000	11,646,149
Federal National Mortgage Association:
6.0%, 2/1/2032	1,212,811	1,211,381
6.31%, 6/1/2008	1,500,000	1,586,746
6.5% with various maturities until 7/1/2032	7,357,906	7,541,671
7.0% with various maturities until 7/1/2032	12,773,490	13,243,281
7.5% with various maturities until 8/1/2016	577,320	611,328
8.0%, 9/1/2015	255,563	272,176
Total U.S. Government Agency Pass-Thrus (Cost $36,098,050)		36,620,354

Government National Mortgage Association 1.9%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	1,894,684	1,934,428
7.0% with various maturities until 12/15/2028	1,526,132	1,588,857
Total Government National Mortgage Association (Cost $3,385,897)		3,523,285

Collateralized Mortgage Obligations 4.2%
Federal Home Loan Mortgage Corp.:
6.0%, 9/15/2016	820,000	825,341
7.5%, 6/25/2032	800,000	848,123
Federal National Mortgage Association:
5.5% with various maturities until 7/25/2017	2,150,000	2,185,328
6.0%, 10/25/2016	1,550,000	1,562,719
7.5% with various maturities until 8/25/2034	2,050,000	2,167,764
Total Collateralized Mortgage Obligations (Cost $7,573,519)		7,589,275
	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 0.9%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (Cost $1,537,082)	1,530,000	1,581,638
	Shares	Value ($)
Cash Equivalents 10.2%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $18,473,151)	18,473,151	18,473,151
Total Investment Portfolio - 100.0% (Cost $179,869,940) (a)		181,354,312

Notes to Scudder Investment Grade Bond Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $179,880,421. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $1,473,891. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,715,752 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,241,861.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $179,869,940)	$ 181,354,312
Cash	10,000
Receivable for investments sold	7,357,823
Interest receivable	1,566,969
Receivable for Portfolio shares sold	678,265
Total assets	190,967,369
Liabilities
Payable for investments purchased	19,947,523
Payable for Portfolio shares redeemed	11,049
Accrued management fee	83,316
Other accrued expenses and payables	20,074
Total liabilities	20,061,962
Net assets, at value	$ 170,905,407
Net Assets
Net assets consist of: Undistributed net investment income	3,450,908
Net unrealized appreciation (depreciation) on investments	1,484,372
Accumulated net realized gain (loss)	(3,980,828)
Paid-in capital	169,950,955
Net assets, at value	$ 170,905,407
Net Asset Value and redemption price per share ($170,905,407 / 15,047,679 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.36

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 4,151,925
Expenses: Management fee	446,810
Custodian fees	4,482
Auditing	6,526
Legal	1,875
Trustees' fees and expenses	1,300
Reports to shareholders	25,148
Other	3,834
Total expenses, before expense reductions	489,975
Expense reductions	(323)
Total expenses, after expense reductions	489,652
Net investment income	3,662,273
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,979,252)
Net unrealized appreciation (depreciation) during the period on investments	2,065,642
Net gain (loss) on investment transactions	86,390
Net increase (decrease) in net assets resulting from operations	$ 3,748,663

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 3,662,273	$ 5,630,267
Net realized gain (loss) on investment transactions	(1,979,252)	1,801,523
Net unrealized appreciation (depreciation) on investment transactions during the period	2,065,642	(2,467,539)
Net increase (decrease) in net assets resulting from operations	3,748,663	4,964,251
Distributions to shareholders from: Net investment income	(5,123,396)	(4,623,273)
Portfolio share transactions: Proceeds from shares sold	42,225,257	82,813,663
Reinvestment of distributions	5,123,396	4,623,273
Cost of shares redeemed	(8,802,073)	(31,584,271)
Net increase (decrease) in net assets from Portfolio share transactions	38,546,580	55,852,665
Increase (decrease) in net assets	37,171,847	56,193,643
Net assets at beginning of period	133,733,560	77,539,917
Net assets at end of period (including undistributed net investment income of $3,450,908 and $4,912,031, respectively)	$ 170,905,407	$ 133,733,560
Other Information
Shares outstanding at beginning of period	11,645,925	6,770,947
Shares sold	3,709,316	7,217,533
Shares issued to shareholders in reinvestment of distributions	465,763	414,684
Shares redeemed	(773,325)	(2,757,259)
Net increase (decrease) in Portfolio shares	3,401,754	4,874,978
Shares outstanding at end of period	15,047,679	11,645,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18	$ 10.36
Income (loss) from investment operations: Net investment income	.28[d]	.62[d]	.69[d]	.60[d]	.32	.66
Net realized and unrealized gain (loss) on investment transactions	-	.01[e]	.36	(.85)	.55	.26
Total from investment operations	.28	.63	1.05	(.25)	.87	.92
Less distributions from: Net investment income	(.40)	(.60)	(.60)	(.30)	(.30)	(.10)
Net realized gains on investment transactions	-	-	-	(.10)	(.10)	-
Total distributions	(.40)	(.60)	(.60)	(.40)	(.40)	(.10)
Net asset value, end of period	$ 11.36	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18
Total Return (%)	2.42**	5.71	9.90	(2.06)	7.93	9.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	134	78	71	52	16
Ratio of expenses before expense reductions (%)	.66*	.64	.68	.65	.67	.80
Ratio of expenses after expense reductions (%)	.66*	.64	.67	.65	.67	.80
Ratio of net investment income (loss) (%)	4.87*	5.46	6.36	5.42	5.50	6.23
Portfolio turnover rate (%)	306*	176	311	131	130	311

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
e The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Management Summary June 30, 2002

Scudder Money Market Portfolio

The market experienced a significant shift during the six-month period ended June 30, 2002. In the first quarter of 2002, overall market sentiment pointed to the Federal Reserve Board increasing short-term interest rates sometime later in 2002, as it appeared that the economy was on track to recovery. However, that sentiment shifted significantly during the second quarter with the rate increase becoming unlikely as investor confidence sharply declined, particularly following an announcement that WorldCom had committed massive accounting fraud. As a result, yields on money market securities declined further during the second quarter. Rates fell amid more reports of accounting scandals from some U.S. corporations, continued concerns about terrorist activity and the potential for war in the Middle East.

After April 8, the portfolio was restructured under a group led by Darlene Rasel, with a focus on creating a portfolio with strong potential for yield, while maintaining stability. To that end, the portfolio primarily was restructured to include a larger number of short-maturity issues to provide stability and a smaller amount of long-maturity securities to boost potential for yield. Overall, the weighted average maturity of Scudder's money funds is on the longer-end of maturity ranges, between 60 to 90 days. While it appears that the United States has rebounded from last year's economic downturn, management believes the acceleration in the economy will not likely be as strong as investors had hoped it would be earlier in 2002.

Darlene M. Rasel
Lead Manager
Deutsche Investment Management Americas Inc.

An investment in the Scudder Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Commercial Paper 61.1%
American Honda Finance Corp., 1.9%*, 8/23/2002	7,000,000	6,999,898
Apreco Inc., 1.79%**, 7/18/2002	10,000,000	9,991,547
Associates Corp of North America, 1.957%*, 6/15/2003	5,000,000	5,000,000
Atlantis One Funding Corp., 1.95%**, 8/16/2002	10,000,000	9,975,083
Barton Capital Corp., 1.84%**, 7/10/2002	10,000,000	9,995,400
Bavaria TRR Corp., 1.79%**, 7/8/2002	10,000,000	9,996,519
Bavaria TRR Corp., 1.81%**, 7/22/2002	10,000,000	9,989,442
Bayerische Hypo-Und Vereinsbank AG, 1.8%**, 7/24/2002	10,000,000	9,988,500
Blue Ridge Asset Funding Corp., 1.81%**, 7/24/2002	10,000,000	9,988,436
Danske Corp., 1.82%**, 7/18/2002	10,000,000	9,991,406
Delaware Funding Corp., 1.8%**, 7/26/2002	10,000,000	9,987,500
Edison Asset Securities LLC, 1.96%**, 12/4/2002	10,000,000	9,915,067
Falcon Asset Securitization Corp., 1.8%**, 7/25/2002	11,000,000	10,986,800
General Electric Capital Corp., 2.04%**, 11/5/2002	10,000,000	9,928,033
Goldman Sachs Group Inc., 1.879%*, 10/16/2002	10,000,000	10,000,000
Greyhawk Funding LLC, 1.68%**, 7/12/2002	10,000,000	9,994,867
Household Finance Corp., 1.91%*, 9/26/2002	5,000,000	5,000,000
Household Finance Corp., 1.98%*, 12/20/2002	5,000,000	4,998,836
ING (US) Funding LLC, 1.78%**, 7/22/2002	10,000,000	9,989,617
Jupiter Securitization Corp., 1.79%**, 7/10/2002	10,000,000	9,995,525
Jupiter Securitization Corp., 1.8%**, 7/15/2002	10,000,000	9,993,000
Kitty Hawk Funding Corp., 1.92%**, 7/26/2002	10,000,000	9,986,667
Moriarty LLC, 2.1%**, 11/22/2002	10,000,000	9,916,000
Park Avenue Receivables Corp., 1.8%**, 7/29/2002	10,000,000	9,986,000
Pennine Funding LLC, 2.15%**, 7/2/2002	10,000,000	9,999,403
Perry Global Funding LLC, 1.83%**, 7/16/2002	10,000,000	9,992,375
Preferred Receivable Funding Corp., 1.8%**, 8/6/2002	12,678,000	12,655,180
Private Export Funding Corp., 2.05%**, 8/30/2002	10,000,000	9,965,833
	Principal Amount ($)	Value ($)
Scaldis Capital LLC, 1.83%**, 7/9/2002	10,000,000	9,995,933
Sheffield Receivables Corp., 1.79%**, 7/1/2002	10,000,000	10,000,000
Sheffield Receivables Corp., 1.79%**, 7/18/2002	10,000,000	9,991,547
Sheffield Receivables Corp., 1.83%**, 7/23/2002	10,000,000	9,988,817
Sheffield Receivables Corp., 1.82%**, 8/5/2002	10,000,000	9,982,306
Sigma Finance Inc., 2.08%**, 7/11/2002	10,000,000	9,994,222
Swedish National Housing Finance Corp., 1.95%**, 8/7/2002	10,000,000	9,979,958
Sweetwater Capital Corp., 1.9%**, 7/8/2002	7,894,000	7,891,084
Verizon Communications Inc., 6.56%, 8/14/2002	11,950,000	12,014,990
Westdeutsche Landesbank GZ, 2.06%*, 10/28/2002	10,000,000	9,931,905
Total Commercial Paper (Cost $364,977,696)		364,977,696

Certificates of Deposit 18.3%
American Express Centurian Bank, 1.834%*, 11/6/2002	10,000,000	10,000,000
Canadian Imperial Bank of Commerce, 2.71%, 3/17/2003	10,000,000	10,032,297
Comerica Bank, 1.8%*, 10/28/2002	10,000,000	10,000,000
Dresdner Bank AG , 2.58%, 5/8/2003	10,000,000	10,012,037
Landesbank Baden-Wuerttemberg, 2.41%, 6/16/2003	10,000,000	10,015,126
Svenska Handelsbanken, 2.5%, 6/13/2003	12,000,000	11,997,180
Toronto Dominion Bank, 2.49%, 3/7/2003	7,000,000	7,009,955
UBS AG, 2.1%, 2/13/2003	10,000,000	10,000,000
U.S. Bank N.A., 1.83%*, 1/10/2003	10,000,000	10,000,000
Westpac Banking Corp., 2.175%, 1/24/2003	20,000,000	20,000,568
Total Certificates of Deposit (Cost $109,067,163)		109,067,163

Repurchase Agreements 20.6%
J.P. Morgan Chase & Co., 1.98%, to be repurchased at $120,019,800 on 7/1/2002	120,000,000	120,000,000
State Street Bank and Trust Company, 1.88%, to be repurchased at $2,643,414 on 7/1/2002	2,643,000	2,643,000

Principal Amount ($)	Value ($)
Total Repurchase Agreements (b) (Cost $122,643,000)	122,643,000
Total Investment Portfolio - 100.0% (Cost $596,687,859) (a)	596,687,859

Notes to Scudder Money Market Portfolio of Investments

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2002.
** Interest rates represent annualized yield to date of maturity.
(a) Cost for federal income tax purposes was $596,687,859.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $596,687,859)	$ 596,687,859
Cash	841
Interest receivable	715,524
Receivable for Portfolio shares sold	6,923,766
Total assets	604,327,990
Liabilities
Dividends payable	281,558
Payable for Portfolio shares redeemed	1,475
Accrued management fee	236,406
Other accrued expenses and payables	100,581
Total liabilities	620,020
Net assets, at value	$ 603,707,970
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	5,013
Paid-in capital	603,702,957
Net assets, at value	$ 603,707,970
Net Asset Value and redemption price per share ($603,707,970 / 603,690,711 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 5,764,578
Expenses: Management fee	1,480,358
Custodian fees	14,424
Auditing	30,299
Legal	9,401
Trustees' fees and expenses	5,300
Reports to shareholders	40,039
Other	14,204
Total expenses, before expense reductions	1,594,025
Expense reductions	(217)
Total expenses, after expense reductions	1,593,808
Net investment income	4,170,770
Net realized gain (loss) from investments	1,822
Net increase (decrease) in net assets resulting from operations	$ 4,172,592

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 4,170,770	$ 15,672,397
Net realized gain (loss) on investment transactions	1,822	9,357
Net increase (decrease) in net assets resulting from operations	4,172,592	15,681,754
Distributions to shareholders from: Net investment income	(4,143,353)	(15,691,810)
Portfolio share transactions: Proceeds from shares sold	1,316,325,253	4,484,819,119
Reinvestment of distributions	4,235,916	16,051,939
Cost of shares redeemed	(1,387,582,029)	(4,108,987,621)
Net increase (decrease) in net assets from Portfolio share transactions	(67,020,860)	391,883,437
Increase (decrease) in net assets	(66,991,621)	391,873,381
Net assets at beginning of period	670,699,591	278,826,210
Net assets at end of period	$ 603,707,970	$ 670,699,591
Other Information
Shares outstanding at beginning of period	670,711,571	278,826,210
Shares sold	1,316,325,253	4,484,820,688
Shares issued to shareholders in reinvestment of distributions	4,235,916	16,051,939
Shares redeemed	(1,387,582,029)	(4,108,987,266)
Net increase (decrease) in Portfolio shares	(67,020,860)	391,885,361
Shares outstanding at end of period	603,690,711	670,711,571

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.007	.037	.059	.050	.050	.050
Total from investment operations	.007	.037	.059	.050	.050	.050
Less distributions from: Net investment income	(.007)	(.037)	(.059)	(.050)	(.050)	(.050)
Total distributions	(.007)	(.037)	(.059)	(.050)	(.050)	(.050)
Net asset value, end of period	$ 1.00	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.68**	3.75	6.10	4.84	5.15	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	604	671	279	231	152	100
Ratio of expenses (%)	.54*	.55	.58	.54	.54	.55
Ratio of net investment income (loss) (%)	1.41*	3.39	5.94	4.77	5.02	5.14

a For the six months ended June 30, 2002 (Unaudited).
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder New Europe Portfolio

International equity markets were dominated by uncertainty during the first half of 2002. Despite a brief reprieve early on, share prices throughout most of the developed world were generally weak as accounting scandals, renewed fears of terrorism, lackluster profits and concerns about slowing economies undermined investor confidence and weakened the U.S. dollar. European markets were hit especially hard, dragged down primarily by telecommunications and information technology stocks.

Scudder New Europe Portfolio declined for the semiannual period, falling just short of its benchmark, the MSCI Europe Index. While technology and related holdings caused the most damage, the portfolio's losses were partly offset by holdings in such diverse sectors as materials, banks and oil. With respect to materials companies, we are in the process of trimming our exposure here and have used some of these proceeds to increase exposure to fundamentally strong pharmaceuticals that are now available at attractive prices as a result of patent panic. We've also added selectively to utilities, information technology and semiconductors to the point that we're now slightly more heavily weighted here than the index. Please note that during the period under review, the portfolio experienced a change in investment advisor and portfolio management. Shifts in the portfolio have been limited with respect to this transition. The philosophy, objective and overall process remain intact. We have been consolidating the portfolio, focusing on stocks in which we have the strongest conviction, but the bulk of that process has been completed.

Joseph Axtell
Portfolio Manager
Deutsche Investment Management Americas Inc.

MSCI Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses; investors cannot directly access an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder New Europe Portfolio

	Shares	Value ($)
Common Stocks 94.1%
Belgium 0.4%
Dexia* (Supplier of municipal lending services)	9,320	92
Interbrew (Operator of brewing business)	4,300	124,032
		124,124
Denmark 0.9%
Novo Nordisk AS "B"* (Producer of pharmaceuticals with a specialty in diabetic treatment)	9,050	300,652
Finland 3.0%
Fortum Corp.* (Provider of a full range of energy related services)	24,470	141,797
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	57,700	848,486
		990,283
France 21.1%
Altran Technologies SA (Provider of technology consulting services)	5,124	149,986
Aventis SA (Manufacturer of life science products)	13,206	940,187
BNP Paribas SA (Provider of banking services)	13,651	758,531
Credit Lyonnais SA (Provider of diversified banking services)	6,318	272,076
Groupe Danone (Producer of food products worldwide)	2,521	348,203
Lafarge SA (Supplier of various building materials)	2,232	223,685
Pechiney SA "A" (Manufacturer of aluminum products as well as other specialty metals)	7,624	349,877
PSA Peugeot Citroen* (Manufacturer of automobiles and commercial vehicles)	7,352	383,353
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	3,017	184,407
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	8,009	432,710
Societe Generale "A" (Provider of banking services)	9,909	655,808
Suez SA* (Builder of water treatment plants)	27,636	740,389
	Shares	Value ($)
TotalFinaElf SA "B" (Producer of oil and natural gas)	6,583	1,073,857
Vinci SA (Builder of roads and provider of engineering and construction services)	4,589	312,593
Vivendi Universal SA (Operator of music, television, film and telecommunication businesses)	5,370	116,585
		6,942,247
Germany 19.4%
Allianz AG (Provider of multi-line insurance services)	4,183	841,738
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	5,637	285,259
BASF AG (Producer of chemical products)	5,969	278,073
Danske Bank AS (Provider of financial services)	17,470	322,819
Deutsche Boerse AG (Provider of financial services)	6,606	280,218
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	41,740	394,285
E.On AG (Distributor of oil and chemicals)	8,777	513,829
Fresenius Medical Care AG (Manufacturer that distributes equipment and products for dialysis patients)	4,590	205,860
Infineon Technologies AG* (Manufacturer and marketer of semiconductors)	29,740	467,135
KarstadtQuelle AG (Operator of department stores)	9,005	234,996
MAN AG (Operator of a commodities trading company)	16,680	352,199
Marschollek, Lautenschlaeger und Partner AG (Provider of investment services)	4,960	154,783
Metro AG (Operator of building, clothing, electronic and food stores)	10,896	335,158
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	1,794	426,333
SAP AG (Manufacturer of computer software)	5,076	503,666
Schering AG (Producer of pharmaceuticals and industrial chemicals)	4,287	269,477
	Shares	Value ($)
Siemens AG (Manufacturer of electrical and electronic equipment)	8,554	515,628
		6,381,456
Italy 3.7%
ENI SpA* (Provider of oilfield and engineering services)	55,760	890,778
Saipem SpA (Provider of offshore and onshore drilling services)	43,800	316,393
		1,207,171
Netherlands 6.2%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	8,400	367,486
ASML Holding NV* (Developer of photolithography projection systems)	26,020	413,870
Getronics NV* (Provider of computer consulting and solution design services)	53,200	101,880
Gucci Group NV* (Designer and producer of personal luxury accessories and apparel)	3,630	342,177
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	12,380	310,172
VNU NV (Provider of publishing services)	17,930	500,640
		2,036,225
Portugal 0.5%
Portugal Telecom SGPS SA (Registered) (Provider of telecommunication services)	23,400	166,013
Spain 6.2%
Amadeus Global Travel Distribution SA "A"* (Operator of a travel reservation system)	31,800	204,467
Banco Popular Espanol SA (Provider of retail banking services)	16,510	733,424
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	13,200	280,029
Telefonica SA* (Provider of telecommunication services)	78,386	661,117
Union Fenosa SA (Provider of electric utilities)	8,336	153,848
		2,032,885
	Shares	Value ($)
Sweden 0.8%
Assa Abloy AB "B" (Manufacturer of security locks)	17,430	246,601
Switzerland 10.0%
Credit Suisse Group* (Provider of universal banking services)	21,259	677,518
Nestle SA* (Registered) (Producer and seller of food products)	2,247	525,907
Novartis AG (Manufacturer of pharmaceutical and nutrition products)	21,630	954,865
Swiss Re* (Registered) (Provider of reinsurance, insurance and banking services)	7,629	748,698
Syngenta AG (Producer of seeds and chemicals for crop protection)	6,020	363,206
		3,270,194
United Kingdom 21.6%
Aegis Group PLC (Provider of independent media services)	269,872	370,666
BAA PLC (Owner and operator of airports)	30,000	275,004
Barclays PLC (Provider of commercial and investment banking services)	70,663	596,928
BP PLC (Exporter and producer of oil and natural gas)	89,950	758,479
Brambles Industries PLC (Provider of material handling and industrial services)	81,920	411,515
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	40,480	389,657
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	53,693	1,165,158
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment services)	13,696	126,282
J Sainsbury PLC (Distributor of food)	44,824	244,203
Misys PLC (Provider of software and hardware computer solutions)	41,381	153,252
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	43,891	1,249,336
Shell Transport & Trading PLC (Provider of oil and gas)	21,250	160,974
Taylor Nelson Sofres PLC (Provider of market research services)	81,070	236,965
	Shares	Value ($)
The Sage Group PLC (Distributor of accounting and payroll software)	97,840	253,792
Vodafone Group PLC (Provider of mobile telecommunication services)	389,235	536,099
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products)	4,780	198,677
		7,126,987
	Shares	Value ($)
United States 0.3%
mm02 PLC* (Provider of mobile communication services)	134,550	86,482
Total Common Stocks (Cost $31,184,422)		30,911,320

Cash Equivalents 5.9%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,946,978)	1,946,978	1,946,978
Total Investment Portfolio - 100.0% (Cost $33,131,400) (a)		32,858,298

Notes to Scudder New Europe Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $33,961,944. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $1,103,646. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,804,914 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,908,560.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At June 30, 2002, the Scudder New Europe Portfolio had the following industry diversification:

Industry	Value	Percent
Financial	$ 7,718,302	23.5%
Manufacturing	4,158,242	12.7%
Energy	3,342,278	10.2%
Health	3,294,878	10.0%
Communications	2,692,482	8.2%
Technology	2,219,341	6.7%
Consumer Discretionary	1,562,845	4.7%
Service Industries	1,536,527	4.7%
Utilities	1,408,066	4.3%
Miscellaneous	2,978,359	9.1%
Total Common Stocks	30,911,320	94.1%
Cash Equivalents	1,946,978	5.9%
Total Investment Portfolio	$ 32,858,298	100.0%

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $33,131,400)	$ 32,858,298
Receivable for investments sold	286,785
Dividends receivable	73,783
Interest receivable	456
Receivable for Portfolio shares sold	7,383
Foreign taxes recoverable	50,393
Due from Advisor	1,066
Total assets	33,278,164
Liabilities
Payable for Portfolio shares redeemed	30,030
Other accrued expenses and payables	46,106
Total liabilities	76,136
Net assets, at value	$ 33,202,028
Net Assets
Net assets consist of: Undistributed net investment income	219,376
Net unrealized appreciation (depreciation) on: Investments	(273,102)
Foreign currency related transactions	4,675
Accumulated net realized gain (loss)	(6,459,309)
Paid-in capital	39,710,388
Net assets, at value	$ 33,202,028
Net Asset Value and redemption price per share ($33,202,028 / 5,300,182 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.26

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $40,411)	$ 363,175
Interest	19,442
Total Income	382,617
Expenses: Management fee	145,966
Custodian and accounting fees	104,549
Auditing	972
Trustees' fees and expenses	187
Reports to shareholders	2,401
Other	37
Total expenses, before expense reductions	254,112
Expense reductions	(90,871)
Total expenses, after expense reductions	163,241
Net investment income (loss)	219,376
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(334,945)
Foreign currency related transactions	(18,262)
(353,207)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,175,205)
Foreign currency related transactions	11,129
(1,164,076)
Net gain (loss) on investment transactions	(1,517,283)
Net increase (decrease) in net assets resulting from operations	$ (1,297,907)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 219,376	$ 91,545
Net realized gain (loss) on investment transactions	(353,207)	(5,886,163)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,164,076)	701,225
Net increase (decrease) in net assets resulting from operations	(1,297,907)	(5,093,393)
Distributions to shareholders from: Net investment income	-	(345,868)
Portfolio share transactions: Proceeds from shares sold	54,147,019	148,664,327
Reinvestment of distributions	-	345,868
Cost of shares redeemed	(42,818,713)	(133,885,378)
Net increase (decrease) in net assets from Portfolio share transactions	11,328,306	15,124,817
Increase (decrease) in net assets	10,030,399	9,685,556
Net assets at beginning of period	23,171,629	13,486,073
Net assets at end of period (including undistributed net investment income of $219,376 at June 30, 2002)	$ 33,202,028	$ 23,171,629
Other Information
Shares outstanding at beginning of period	3,512,413	1,397,393
Shares sold	8,430,022	20,719,356
Shares issued to shareholders in reinvestment of distributions	-	44,351
Shares redeemed	(6,642,253)	(18,648,687)
Net increase (decrease) in Portfolio shares	1,787,769	2,115,020
Shares outstanding at end of period	5,300,182	3,512,413

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 6.60	$ 9.65	$ 10.35	$ 9.12	$ 10.00
Income (loss) from investment operations: Net investment income	.05[d]	.04[d]	.31[d]	.13[d]	.03
Net realized and unrealized gain (loss) on investment transactions	(.39)	(2.89)	(.95)	1.15	(.91)
Total from investment operations	(.34)	(2.85)	(.64)	1.28	(.88)
Less distributions from: Net investment income	-	(.20)	(.03)	(.05)	-
Net realized gains on investment transactions	-	-	(.03)	-	-
Total distributions	-	(.20)	(.06)	(.05)	-
Net asset value, end of period	$ 6.26	$ 6.60	$ 9.65	$ 10.35	$ 9.12
Total Return (%)[e]	(5.15)**	(29.86)	(6.17)	14.09	(8.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	23	13	7	3
Ratio of expenses before expense reductions (%)	1.74*	2.47	2.65	4.30	19.55*
Ratio of expenses after expense reductions (%)	1.12*	1.12	1.14	1.10	1.13*
Ratio of net investment income (loss) (%)	1.50*	.51	3.14	1.44	1.13*
Portfolio turnover rate (%)	166*	237	105	146	100*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Small Cap Growth Portfolio

The portfolio fell sharply in the first half of 2002. Health care stocks within the portfolio led the decline, which was greater than the drop in the Russell 2000 Growth Index for the period. The index tracks mid-cap, growth-oriented domestic stocks. For the quarter, biotechnology stocks in the portfolio fared poorly as increased regulatory and product concerns undermined investor confidence.

As the U.S. economic recovery sputtered, investors lost confidence in short-term earnings estimates. In addition, investors grew skeptical about corporate strategy and business forecasts amid increased scrutiny of corporate governance and management practices in many industries, including telecom, energy and consumer services.

We reduced the number of portfolio holdings and increased the portfolio's cash position as of June 30. It's been a tough environment in which to modify the portfolio to focus on a more concentrated mix of stocks. We are continuing to strive toward a long-term goal of significantly reducing the number of stocks in the portfolio to a size that we can monitor very closely.

There is plenty of grist for pessimists in the current investment picture. We believe the bright spot among these realities is the reversal of the sentiment of the investing public. There are plenty of good smaller companies with reasonable prices. It is a far better environment for investing in them than it has been for the past five years. We are therefore taking a somewhat contrarian and optimistic view regarding the task at hand.

Sewall F. Hodges
Peter Chin
Roy C. McKay
Co-Managers
Deutsche Investment Management Americas Inc.

Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 86.5%
Communications 2.7%
Telephone/Communications
Entercom Communications Corp.*	51,600	2,368,440
Remec, Inc.*	153,700	862,257
Time Warner Telecom, Inc. "A"*	242,200	406,896
Triton PCS Holdings, Inc. "A"*	367,500	1,433,250
		5,070,843
Consumer Discretionary 10.3%
Apparel & Shoes 6.5%
Abercrombie & Fitch Co. "A"*	90,500	2,182,861
American Eagle Outfitters, Inc.*	105,200	2,223,928
Brown Shoe Co., Inc.	60,300	1,694,430
dELiA*s Corp. "A"*	221,200	1,128,120
Foot Locker, Inc.*	185,700	2,683,365
Talbots, Inc.	62,900	2,201,500
		12,114,204
Department & Chain Stores 1.7%
Men's Wearhouse, Inc.*	122,200	3,116,100
Home Furnishings 2.1%
Pier 1 Imports, Inc.	184,100	3,866,100
Consumer Staples 3.9%
Food & Beverage
Constellation Brands, Inc. "A"*	130,800	4,185,600
Performance Food Group Co.*	87,600	2,966,136
		7,151,736
Durables 2.2%
Aerospace 0.9%
United Defense Industries, Inc.*	70,800	1,628,400
Telecommunications Equipment 1.3%
UTStarcom, Inc.*	117,800	2,376,026
Energy 4.3%
Oil & Gas Production 3.5%
Ocean Energy, Inc.	68,500	1,484,395
Patina Oil & Gas Corp.	82,875	2,273,261
Plains Resources, Inc.*	43,600	1,166,300
Talisman Energy, Inc.	35,800	1,612,453
		6,536,409
Oil/Gas Transmission 0.8%
Western Gas Resources, Inc.	38,300	1,432,420
Financial 4.3%
Banks 1.8%
Texas Regional Bancshares, Inc. "A"	66,920	3,319,834
	Shares	Value ($)
Insurance 2.5%
Everest Re Group Ltd.	31,500	1,762,425
HCC Insurance Holdings, Inc.	110,200	2,903,770
		4,666,195
Health 17.9%
Biotechnology 2.3%
ILEX Oncology, Inc.*	66,500	936,985
Invitrogen Corp.*	28,800	921,888
Ligand Pharmaceuticals "B"*	116,600	1,690,700
MedImmune, Inc.*	29,700	784,080
		4,333,653
Health Industry Services 3.3%
Covance, Inc.*	115,500	2,165,625
DaVita, Inc.*	169,700	4,038,860
		6,204,485
Medical Supply & Specialty 2.9%
Edwards Lifesciences Corp.*	114,100	2,647,120
Renal Care Group, Inc.*	86,600	2,697,590
		5,344,710
Pharmaceuticals 9.4%
Biovail Corp.*	145,700	4,219,472
Caremark Rx, Inc.*	167,000	2,755,500
Celgene Corp.*	83,100	1,271,430
Charles River Laboratories International, Inc.*	96,200	3,371,810
CV Therapeutics, Inc.*	59,400	1,106,028
ICN Pharmaceuticals, Inc.	120,000	2,905,200
NPS Pharmaceuticals, Inc.*	115,674	1,772,126
		17,401,566
Manufacturing 4.8%
Containers & Paper 3.8%
Packaging Corp. of America*	161,900	3,220,191
Pactiv Corp.*	160,400	3,817,520
		7,037,711
Office Equipment/Supplies 1.0%
DDi Corp.*	249,700	249,450
Polycom, Inc.*	141,000	1,690,590
		1,940,040
Media 4.8%
Advertising 1.1%
Lamar Advertising Co.*	53,200	1,979,572
Broadcasting & Entertainment 3.7%
Alloy, Inc.*	87,800	1,267,832
Emmis Communications Corp. "A"*	121,800	2,580,942
Hispanic Broadcasting Corp.*	87,300	2,278,530
	Shares	Value ($)
Regent Communications, Inc.*	95,800	676,252
		6,803,556
Metals and Minerals 1.4%
Steel & Metals
Precision Castparts Corp.	78,400	2,587,200
Service Industries 3.2%
EDP Services 2.3%
ChoicePoint, Inc.*	94,066	4,277,181
Miscellaneous Commercial Services 0.9%
Plexus Corp.*	88,200	1,596,420
Technology 15.3%
Computer Software 7.4%
Actuate Corp.*	385,900	1,736,550
Advent Software, Inc.*	25,200	647,640
Business Objects SA (ADR)*	65,600	1,843,360
Centillium Communications, Inc.*	196,000	1,709,120
Informatica Corp.*	233,300	1,654,097
IONA Technologies PLC (ADR)*	88,900	471,099
Mercury Interactive Corp.*	20,300	466,088
NetIQ Corp.*	30,796	696,913
Precise Software Solutions Ltd.*	129,900	1,240,545
Quest Software, Inc.*	83,000	1,205,990
Rational Software Corp.*	85,800	704,418
THQ, Inc.*	33,100	987,042
Vignette Corp.*	146,700	288,999
		13,651,861
Diverse Electronic Products 0.6%
McDATA Corp. "A"*	129,700	1,142,657
EDP Peripherals 0.9%
Symbol Technologies, Inc.	203,400	1,728,900
Electronic Components/Distributors 0.3%
Applied Micro Circuits Corp.*	125,800	595,034
Precision Instruments 1.2%
Coherent, Inc.*	72,700	2,147,485
Semiconductors 4.9%
Conexant Systems, Inc.*	192,800	312,336
Cree, Inc.*	116,200	1,537,326
Emulex Corp.*	53,500	1,204,285
	Shares	Value ($)
Fairchild Semiconductor Corp.*	77,700	1,888,110
Genesis Microchip, Inc.*	84,300	703,062
Pericom Semiconductor Corp.*	113,300	1,313,147
Skyworks Solutions, Inc.*	173,373	962,219
Vitesse Semiconductor Corp.*	84,100	265,756
Xilinx, Inc.*	38,500	863,555
		9,049,796
Utilities 1.7%
Electric Utilities
Great Plains Energy, Inc.	46,600	948,310
UIL Holdings Corp.	19,600	1,067,416
WPS Resources Corp.	29,900	1,220,817
		3,236,543
Other 9.7%
iShares Russell 2000 Growth	197,100	9,401,670
iShares Russell 2000 Index Fund	95,700	8,675,205
		18,076,875
Total Common Stocks (Cost $182,039,311)		160,413,512

Preferred Stocks 0.2%
Communications 0.1%
Telephone/Communications
Convergent Networks, Inc.*	113,149	151,620
Technology 0.1%
Computer Software
Applianceware LP*	218,659	0
fusionOne*	230,203	170,350
Planetweb, Inc. "E"*	137,868	64,798
		235,148
Total Preferred Stocks (Cost $4,599,990)		386,768

Cash Equivalents 13.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $24,758,588)	24,758,588	24,758,588
Total Investment Portfolio - 100.0% (Cost $211,397,889) (a)		185,558,868

Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $212,090,049. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $26,531,181. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,985,901 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $47,517,082.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $211,397,889)	$ 185,558,868
Cash	10,000
Receivable for investments sold	96,785
Dividends receivable	48,363
Interest receivable	37,840
Receivable for Portfolio shares sold	7,907
Total assets	185,759,763
Liabilities
Payable for investments purchased	120,201
Payable for Portfolio shares redeemed	387,553
Accrued management fee	107,570
Other accrued expenses and payables	45,673
Total liabilities	660,997
Net assets, at value	$ 185,098,766
Net Assets
Net assets consist of: Accumulated net investment loss	(282,223)
Net unrealized appreciation (depreciation) on investments	(25,839,021)
Accumulated net realized gain (loss)	(119,978,602)
Paid-in capital	331,198,612
Net assets, at value	$ 185,098,766
Net Asset Value and redemption price per share ($185,098,766 / 18,951,635 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.77

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld $1,051)	$ 248,091
Interest	243,785
Total Income	491,876
Expenses: Management fee	702,330
Custodian fees	3,141
Auditing	13,690
Legal	15,705
Trustees' fees and expenses	2,147
Reports to shareholders	30,554
Other	6,997
Total expenses, before expense reductions	774,564
Expense reductions	(465)
Total expenses, after expense reductions	774,099
Net investment income (loss)	(282,223)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(21,813,538)
Written options	47,913
Foreign currency related transactions	52
(21,765,573)
Net unrealized appreciation (depreciation) during the period on investments	(35,577,009)
Net gain (loss) on investment transactions	(57,342,582)
Net increase (decrease) in net assets resulting from operations	$ (57,624,805)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (282,223)	$ (288,483)
Net realized gain (loss) on investment transactions	(21,765,573)	(79,443,167)
Net unrealized appreciation (depreciation) on investment transactions during the period	(35,577,009)	(7,240,482)
Net increase (decrease) in net assets resulting from operations	(57,624,805)	(86,972,132)
Distributions to shareholders from: Net realized gains	-	(34,633,203)
Return of capital	-	(365,607)
Portfolio share transactions: Proceeds from shares sold	66,566,733	349,551,936
Reinvestment of distributions	-	34,998,810
Cost of shares redeemed	(55,693,090)	(331,756,115)
Net increase (decrease) in net assets from Portfolio share transactions	10,873,643	52,794,631
Increase (decrease) in net assets	(46,751,162)	(69,176,311)
Net assets at beginning of period	231,849,928	301,026,239
Net assets at end of period (including accumulated net investment loss of $282,223 at June 30, 2002)	$ 185,098,766	$ 231,849,928
Other Information
Shares outstanding at beginning of period	18,115,952	13,908,178
Shares sold	5,598,856	25,358,987
Shares issued to shareholders in reinvestment of distributions	-	2,772,424
Shares redeemed	(4,763,173)	(23,923,637)
Net increase (decrease) in Portfolio shares	835,683	4,207,774
Shares outstanding at end of period	18,951,635	18,115,952

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69	$ 16.77
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	(.02)[c]	(.09)[c]	(.06)[c]	-	.04
Net realized and unrealized gain (loss) on investment transactions	(3.02)	(6.27)	(2.01)	6.89	3.42	4.88
Total from investment operations	(3.03)	(6.29)	(2.10)	6.83	3.42	4.92
Less distributions from: Net investment income	-	-	-	-	-	(.10)
Net realized gains on investment transactions	-	(2.52)	(2.80)	-	(3.40)	(1.90)
Return of capital	-	(.03)	-	-	-	-
Total distributions	-	(2.55)	(2.80)	-	(3.40)	(2.00)
Net asset value, end of period	$ 9.77	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69
Total Return (%)	(23.67)**	(28.91)	(10.71)	34.56	18.37	34.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185	232	301	264	208	137
Ratio of expenses (%)	.72*	.68	.72	.71	.70	.71
Ratio of net investment income (loss) (%)	(.26)*	(.12)	(.34)	(.30)	(.01)	.20
Portfolio turnover rate (%)	52*	143	124	208	276	330

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Strategic Income Portfolio

The market experienced a significant shift during the six-month period ended June 30, 2002. In the first quarter of 2002, overall market sentiment pointed to the Federal Reserve Board increasing short-term interest rates sometime later in 2002 as it appeared that the economy was on track to recovery. However, that sentiment shifted during the second quarter with that rate increase becoming unlikely as investor confidence sharply declined, particularly following an announcement that WorldCom had committed massive accounting fraud.

During this period, the portfolio outperformed its unmanaged benchmark, the Lehman Brothers Government/Corporate Bond Index.

The United States remains the portfolio's largest allocation, and all government bond indices advanced during the period. Thus, the portfolio's exposure to U.S. and non-U.S. government and government-agency securities helped provide price protection during a period of market volatility. The high-yield market sold off sharply at the end of the period, in the face of increasing concerns about accounting practices among some companies in the United States and the resulting impact on investor confidence. Since the portfolio held no high-yield securities, it avoided the impact of this event.

However, the portfolio's exposure to emerging markets detracted from performance as global investors' aversion to risk increased, particularly in June. Although our emerging-market holdings contributed to the portfolio's income, we reduced our exposure to Latin American markets, which were negatively impacted by election-year uncertainty in Brazil. Instead, we have favored Eastern Europe - particularly Russia - and Asian markets.

Going forward, it appears that the U.S. economic outlook is improving, although slowly. Economic growth reports have been positive and the job market has been stable. Should these trends continue, we would consider shifting a small portion of the portfolio's government and agency holdings into investment-grade credits. However given the ongoing uncertainty in the equity markets and lack of investor confidence, we do not expect to make any shifts into investment-grade securities for a few months, at least.

The outlook for emerging markets remains uncertain. Until investors have a clearer idea of the outcome of this fall's presidential election in Brazil, questions will remain about that country's commitment to service its external debt, and these questions may continue to have a spillover effect on other emerging markets.

Jan C. Faller
Lead Manager

Greg Boal
Portfolio Manager
Deutsche Investment Management Americas Inc.

The Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. Government treasury and agency securities, and corporate Yankee bonds. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns do not reflect fees or expenses. You cannot invest directly in an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Strategic Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 3.1%
Financial
KFW International Finance, 1.75%, 3/23/2010 (Cost $1,190,935)	JPY 137,000,000	1,232,008

Foreign Bonds - U.S.$ Denominated 17.8%
Dominican Republic, 9.5%, 9/27/2006	600,000	640,232
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	738,846	467,320
Government of Jamaica:
11.625%, 1/15/2022	900,000	1,044,000
11.75%, 5/15/2011	190,000	224,200
Petronas Nasional Berhad, 7.625%, 10/15/2026	300,000	289,500
Republic of Bulgaria:
Series A, Collateralized Discount Bond, Floating Rate Bond, LIBOR plus .8125%, (2.813%), 7/28/2024	700,000	626,500
Series PDI, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, (2.813%), 7/28/2011	51,940	45,707
Series RPDI, Floating Rate Bond, LIBOR plus .8125%, (2.813%), 7/28/2011	73,500	64,680
Republic of Colombia, 9.75%, 4/23/2009	182,000	176,995
Republic of Panama:
10.75%, 5/15/2020	80,000	80,000
Interest Reduction Bond, Step-up Coupon 4.25% to 7/17/2000, LIBOR plus .8125%, (4.25%) to 7/17/2014	115,740	97,222
Republic of Peru, 9.125%, 2/21/2012	300,000	271,800
Republic of Philippines, 10.625%, 3/16/2025	730,000	754,455
Republic of Venezuela, 9.25%, 9/15/2027	150,000	96,000
Russian Federation:
8.25%, 3/31/2010	100,000	98,750
10.0%, 6/26/2007	40,000	42,600
12.75%, 6/24/2028	550,000	658,350
Step-up Coupon, 5.0% to 3/31/2007, 7% to 3/31/2030	125,000	86,797
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	180,000	125,100
Russian Ministry of Finance, 3.0%, 5/14/2006	170,000	132,600
	Principal Amount ($)(c)	Value ($)
United Mexican States:
11.375%, 9/15/2016	725,000	893,563
11.5%, 5/15/2026	115,000	145,878
Total Foreign Bonds - U.S.$ Denominated (Cost $6,826,088)		7,062,249

Foreign Bonds - Non U.S.$ Denominated 11.3%
European Investment Bank, 2.125%, 9/20/2007	JPY 139,000,000	1,271,658
Federal Republic of Germany, 6.25%, 1/4/2024	EUR 180,000	199,180
Government of Canada, 7.25%, 6/1/2007	CAD 850,000	619,283
Government of France, 4.5%, 7/12/2003	EUR 950,000	949,895
Government of Spain, 5.15%, 7/30/2009	EUR 1,000,000	1,004,850
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011	EUR 180,000	177,223
United Kingdom Treasury Bond:
7.75%, 9/8/2006	GBP 50,000	84,246
9.0%, 7/12/2011	GBP 85,000	167,101
Total Foreign Bonds - Non U.S.$ Denominated (Cost $4,228,846)		4,473,436

U.S. Treasury Obligations 53.8%
U.S. Treasury Bond:
6.0%, 2/15/2026	2,500,000	2,600,383
7.25%, 5/15/2016	2,000,000	2,357,112
8.5%, 2/15/2020	3,385,000	4,485,629
U.S. Treasury Note:
5.5%, 3/31/2003	3,000,000	3,081,480
5.625%, 12/31/2002	325,000	331,230
6.5%, 10/15/2006	3,125,000	3,440,206
6.5%, 2/15/2010	1,600,000	1,788,608
7.25%, 5/15/2004	3,000,000	3,244,863
Total U.S. Treasury Obligations (Cost $21,046,260)		21,329,511

U.S. Government Agency Pass-Thrus 2.1%
Federal National Mortgage Association, 7.5%, 10/1/2030 (Cost $781,886)	784,706	823,939
	Shares	Value ($)
Cash Equivalents 11.9%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,705,819)	4,705,819	4,705,819
Total Investment Portfolio - 100.0% (Cost $38,779,834) (a)		39,626,962

Notes to Scudder Strategic Income Portfolio of Investments

(a) The cost for federal income tax purposes was $38,805,143. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $821,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,014,084 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $192,265.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in U.S. dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro	JPY	Japanese Yen	CAD	Canadian Dollars	GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $38,779,834)	$ 39,626,962
Cash	10,000
Receivable for investments sold	2,506,290
Dividends receivable	3,342
Interest receivable	661,150
Receivable for Portfolio shares sold	48,859
Unrealized appreciation on forward foreign currency exchange contracts	9,529
Total assets	42,866,132
Liabilities
Payable for investments purchased	2,516,084
Payable for Portfolio shares redeemed	17,996
Unrealized depreciation on forward foreign currency exchange contracts	261,156
Accrued management fee	20,493
Other accrued expenses and payables	5,318
Total liabilities	2,821,047
Net assets, at value	$ 40,045,085
Net Assets
Net assets consist of: Undistributed net investment income	571,407
Net unrealized appreciation (depreciation) on: Investments	847,128
Foreign currency related transactions	(252,939)
Accumulated net realized gain (loss)	(462,593)
Paid-in capital	39,342,082
Net assets, at value	$ 40,045,085
Net Asset Value and redemption price per share ($40,045,085 / 3,871,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.34

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 19,481
Interest (net of foreign taxes withheld of $724)	673,925
Total Income	693,406
Expenses: Management fee	91,819
Custodian fees	4,916
Auditing	1,038
Legal	285
Trustees' fees and expenses	299
Reports to shareholders	2,645
Other	588
Total expenses, before expense reductions	101,590
Expense reductions	(49)
Total expenses, after expense reductions	101,541
Net investment income	591,865
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(233)
Foreign currency related transactions	(2,982)
(3,215)
Net unrealized appreciation (depreciation) during the period on: Investments	803,520
Foreign currency related transactions	(315,559)
487,961
Net gain (loss) on investment transactions	484,746
Net increase (decrease) in net assets resulting from operations	$ 1,076,611

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 591,865	$ 695,369
Net realized gain (loss) on investment transactions	(3,215)	(37,804)
Net unrealized appreciation (depreciation) on investment transactions during the period	487,961	26,603
Net increase (decrease) in net assets resulting from operations	1,076,611	684,168
Distributions to shareholders from: Net investment income	(775,881)	(110,157)
Portfolio share transactions: Proceeds from shares sold	24,264,247	20,261,132
Reinvestment of distributions	775,881	110,157
Cost of shares redeemed	(6,026,450)	(9,208,486)
Net increase (decrease) in net assets from Portfolio share transactions	19,013,678	11,162,803
Increase (decrease) in net assets	19,314,408	11,736,814
Net assets at beginning of period	20,730,677	8,993,863
Net assets at end of period (including undistributed net investment income of $571,407 and $755,423, respectively)	$ 40,045,085	$ 20,730,677
Other Information
Shares outstanding at beginning of period	2,018,991	912,080
Shares sold	2,357,622	1,998,893
Shares issued to shareholders in reinvestment of distributions	77,049	11,091
Shares redeemed	(582,422)	(903,073)
Net increase (decrease) in Portfolio shares	1,852,249	1,106,911
Shares outstanding at end of period	3,871,240	2,018,991

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c,d]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29	$ 10.00
Income (loss) from investment operations: Net investment income	.21[e]	.48[e]	.51[e]	.47[e]	.24	.36
Net realized and unrealized gain (loss) on investment transactions	.16	.03	(.26)	(1.10)	.86	(.07)
Total from investment operations	.37	.51	.25	(.63)	1.10	.29
Less distributions from: Net investment income	(.30)	(.10)	(.25)	(.40)	(.20)	-
Net realized gains on investment transactions	-	-	-	(.20)	(.10)	-
Total distributions	(.30)	(.10)	(.25)	(.60)	(.30)	-
Net asset value, end of period	$ 10.34	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29
Total Return (%)	3.68**	5.23	2.57	(5.85)	10.98	2.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	21	9	6	5	2
Ratio of expenses before expense reductions (%)	.72*	.66	1.14	1.03	1.08	1.10*
Ratio of expenses after expense reductions (%)	.72*	.65	1.10	1.01	1.08	1.10*
Ratio of net investment income (loss) (%)	4.18*	4.76	5.26	4.57	4.32	5.36*
Portfolio turnover rate (%)	6*	27	154	212	330	290*

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
e Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Technology Growth Portfolio

We are cautious about the technology sector's short-term recovery prospects. Analysts' earnings estimates for the balance of 2002 have been reduced. However, we believe more pruning needs to occur. In addition to a weak capital spending environment, investor sentiment has been challenged by a loss of faith in corporate balance sheets. This credibility gap will have to be bridged before investors commit any significant new money to technology stocks.

During the first six months of 2002, we focused on the highest quality, most well-capitalized companies - businesses that we believe are likely to be survivors five years from now. We retained Microsoft, IBM and Micron Technology among the portfolio's top 10 holdings. To help manage risk, we continue to maintain neutral weightings among different sub-sectors of technology.

A portfolio success during the period was KLA-Tencor, the world's largest manufacturer of semiconductor inspection tools. We expect long-term demand for such inspection tools to remain healthy. As chipmakers build smaller and faster semiconductors, they need more tools to locate defects and monitor manufacturing, and KLA-Tencor's tools provide a competitive advantage in a difficult industry environment.

Most semiconductor, personal computer and software markets remain lackluster. Two bright spots are color printers and computer video games. Consumer demand for products that can print digital photos and graphic-intense documents, as well as supplies for such products, appears robust. Game makers are benefiting from a new product cycle that we expect may lead to several years of strong growth.

Blair Treisman
Lead Manager
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 85.1%
Communications 1.7%
Cellular Telephone 1.5%
Nokia Oyj (ADR)*	106,300	1,539,224
QUALCOMM, Inc.*	90,200	2,479,598
		4,018,822
Telephone/Communications 0.2%
JDS Uniphase Corp.*	163,540	439,923
Durables 0.8%
Telecommunications Equipment
Amdocs Ltd.*	176,100	1,329,555
Nortel Networks Corp.	406,600	589,570
Tellabs, Inc.*	180	1,138
		1,920,263
Manufacturing 1.2%
Machinery/Components/Controls 0.6%
Amphenol Corp. "A"*	39,900	1,436,400
Office Equipment/Supplies 0.6%
Lexmark International, Inc.*	28,300	1,539,520
Media 2.5%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	440,700	6,482,697
Service Industries 12.4%
EDP Services 4.9%
Automatic Data Processing, Inc.	72,500	3,157,375
Computer Sciences Corp.*	50,700	2,423,460
First Data Corp.	97,000	3,608,400
Fiserv, Inc.*	57,350	2,105,319
VeriSign, Inc.*	161,000	1,157,590
		12,452,144
Miscellaneous Commercial Services 3.2%
Accenture Ltd. "A"*	129,700	2,464,300
Concord EFS, Inc.*	85,000	2,561,900
Paychex, Inc.	103,800	3,247,902
		8,274,102
Miscellaneous Consumer Services 4.3%
eBay, Inc.*	78,200	4,818,684
Sabre Holdings Corp.*	125,000	4,475,000
Yahoo!, Inc.*	123,400	1,821,384
		11,115,068
Technology 66.5%
Computer Software 20.8%
Adobe Systems, Inc.	44,880	1,279,080
	Shares	Value ($)
BEA Systems, Inc.*	478,358	4,501,349
Check Point Software Technologies Ltd.*	160,000	2,169,600
Computer Associates International, Inc.	86,800	1,379,252
DST Systems, Inc.*	38,000	1,736,980
Electronic Arts, Inc.*	65,600	4,332,880
Intuit, Inc.*	72,877	3,623,444
Mercury Interactive Corp.*	80,800	1,855,168
Microsoft Corp.*	417,973	22,863,123
Oracle Corp.*	510,700	4,836,329
PeopleSoft, Inc.*	141,600	2,107,008
Siebel Systems, Inc.*	69,400	986,868
TIBCO Software, Inc.*	263,400	1,464,504
		53,135,585
Diverse Electronic Products 3.1%
Applied Materials, Inc.*	208,520	3,966,050
Motorola, Inc.	274,720	3,961,462
		7,927,512
EDP Peripherals 3.2%
EMC Corp.*	771,200	5,822,560
VERITAS Software Corp.*	125,956	2,492,669
		8,315,229
Electronic Components/Distributors 8.0%
Agere Systems, Inc. "A"*	4,583	6,416
Agere Systems, Inc. "B"*	112,492	168,738
Analog Devices, Inc.*	82,500	2,450,250
Broadcom Corp. "A"*	260,400	4,567,416
Celestica, Inc.*	49,600	1,126,416
Cisco Systems, Inc.*	764,000	10,657,800
Flextronics International Ltd.*	103,800	740,094
Lucent Technologies, Inc.	425,200	705,832
		20,422,962
Electronic Data Processing 12.0%
Dell Computer Corp.*	269,675	7,049,305
Hewlett-Packard Co.	383,276	5,856,457
International Business Machines Corp.	224,000	16,128,000
Sun Microsystems, Inc.*	346,888	1,737,909
		30,771,671
Precision Instruments 1.4%
Agilent Technologies, Inc.*	83,200	1,967,680
Lam Research Corp.*	90,400	1,625,392
		3,593,072
Semiconductors 18.0%
Altera Corp.*	76,500	1,040,400
Integrated Device Technology, Inc.*	92,100	1,670,694
Intel Corp.	665,500	12,158,685
	Shares	Value ($)
KLA-Tencor Corp.*	58,100	2,555,819
Linear Technology Corp.	63,300	1,989,519
LSI Logic Corp.*	119,600	1,046,500
Maxim Integrated Products, Inc.*	53,137	2,036,741
Micron Technology, Inc.*	356,900	7,216,518
National Semiconductor Corp.*	69,400	2,024,398
Novellus Systems, Inc.*	60,800	2,067,200
Sanmina Corp.*	94,300	595,033
STMicroelectronics NV (New York shares)	109,900	2,673,867
	Shares	Value ($)
Texas Instruments, Inc.	202,044	4,788,443
United Microelectronics Corp. (ADR)	201,200	1,478,820
Xilinx, Inc.*	119,400	2,678,142
		46,020,779
Total Common Stocks (Cost $360,753,987)		217,865,749

Cash Equivalents 14.9%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $38,117,331)	38,117,331	38,117,331
Total Investment Portfolio - 100.0% (Cost $398,871,318) (a)		255,983,080

Notes to Scudder Technology Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $407,839,930. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $151,856,850. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,633,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $156,490,000.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $398,871,318)	$ 255,983,080
Receivable for investments sold	981,860
Dividends receivable	55,961
Interest receivable	59,419
Receivable for Portfolio shares sold	6,661
Foreign taxes recoverable	440
Total assets	257,087,421
Liabilities
Payable for investments purchased	55,344
Payable for Portfolio shares redeemed	104,228
Accrued management fee	162,621
Other accrued expenses and payables	61,262
Total liabilities	383,455
Net assets, at value	$ 256,703,966
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(678,214)
Net unrealized appreciation (depreciation) on investments	(142,888,238)
Accumulated net realized gain (loss)	(167,368,732)
Paid-in capital	567,639,150
Net assets, at value	$ 256,703,966
Net Asset Value and redemption price per share ($256,703,966 / 38,894,813 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.60

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld $3,530)	$ 265,943
Interest	457,029
Total Income	722,972
Expenses: Management fee	1,196,112
Custodian and accounting fees	37,641
Auditing	22,036
Legal	4,336
Trustees' fees and expenses	1,752
Reports to shareholders	21,288
Other	10,403
Total expenses, before expense reductions	1,293,568
Expense reductions	(24)
Total expenses, after expense reductions	1,293,544
Net investment income (loss)	(570,572)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(46,110,025)
Written options	255,350
(45,854,675)
Net unrealized appreciation (depreciation) during the period on: Investments	(61,253,594)
Written options	(72,572)
(61,326,166)
Net gain (loss) on investment transactions	(107,180,841)
Net increase (decrease) in net assets resulting from operations	$ (107,751,413)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (570,572)	$ 370,567
Net realized gain (loss) on investment transactions	(45,854,675)	(78,667,194)
Net unrealized appreciation (depreciation) on investment transactions during the period	(61,326,166)	(45,141,464)
Net increase (decrease) in net assets resulting from operations	(107,751,413)	(123,438,091)
Distributions to shareholders from: Net investment income	(313,166)	(547,146)
Portfolio share transactions: Proceeds from shares sold	42,592,622	284,035,950
Reinvestment of distributions	313,166	547,146
Cost of shares redeemed	(28,660,227)	(79,750,117)
Net increase (decrease) in net assets from Portfolio share transactions	14,245,561	204,832,979
Increase (decrease) in net assets	(93,819,018)	80,847,742
Net assets at beginning of period	350,522,984	269,675,242
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $678,214 and $205,524, respectively)	$ 256,703,966	$ 350,522,984
Other Information
Shares outstanding at beginning of period	37,439,839	19,442,070
Shares sold	4,774,427	25,541,476
Shares issued to shareholders in reinvestment of distributions	35,386	54,906
Shares redeemed	(3,354,839)	(7,598,613)
Net increase (decrease) in Portfolio shares	1,454,974	17,997,769
Shares outstanding at end of period	38,894,813	37,439,839

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 13.87	$ 17.77	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	(.01)	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	(2.74)	(4.50)	(3.84)	7.72
Total from investment operations	(2.75)	(4.49)	(3.80)	7.77
Less distributions from: Net investment income	(.01)	(.02)	-	-
Net realized gains on investment transactions	-	-	(.10)	-
Total distributions	(.01)	(.02)	(.10)	-
Net asset value, end of period	$ 6.60	$ 9.36	$ 13.87	$ 17.77
Total Return (%)	(29.42)**	(32.39)	(21.57)	77.70e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	351	270	84
Ratio of expenses before expense reductions (%)	.80*	.81	.82	1.19*
Ratio of expenses after expense reductions (%)	.80*	.81	.82	.94*
Ratio of net investment income (loss) (%)	(.35)*	.12	.21	.60*
Portfolio turnover rate (%)	53*	56	107	34*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Total Return Portfolio

In the face of growing concerns about accounting practices and the resulting impact on investor confidence, equity markets experienced one of their most difficult quarters in many years. And, as value stocks entered their third year of outperformance versus growth stocks, portfolios such as this one, in which the equity portion concentrates on large-cap growth stocks, struggled.

While the portfolio's large-cap, growth-oriented investment style was the biggest factor in its underperformance versus the broad market, gains in the high-quality bond portfolio tempered its exposure to the equity market's volatility and helped mitigate losses from stock holdings.

The portfolio's consumer discretionary and technology holdings detracted from performance. S&P technology stocks, for example, were the broad market's poorest performers and the portfolio held an overweighting in this sector, compared to the index. However, the portfolio's medical device and medical services holdings outperformed the index. The portfolio also benefited from its underweighting in the highly troubled telecommunications industry. Meanwhile, the decline in stock prices and the strong performance of the portfolio's bond holdings resulted in a decrease in the portfolio's equity allocation and an increase in its bond position. We are in the process of rebalancing the portfolio back to its usual allocation of 60 percent stocks and 40 percent bonds.

The U.S. economy continues to rebound and appears to be on track for renewed growth in the second half of 2002. Although investment markets have not yet responded, we are confident that they will do so eventually, and that many companies will see improved earnings as the economy improves. In our view, a great deal of speculation has been wrung out of the market, and investors seem to be employing a more fundamentally based approach to investing. We believe this favors our basic discipline, which is focused on higher-quality companies that have demonstrated strong competitive positions and earnings growth relative to their industry peers.

William F. Gadsden
Lead Manager

J. Christopher Gagnier
Daniel Taylor
Janet Campagna
Warren Davis
David Baldt
Andrew Cestone
Gary Bartlett
Thomas Flaherty
Portfolio Managers
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 54.2%
Communications 1.0%
Telephone/Communications
Verizon Communications, Inc.	181,700	7,295,255
Consumer Discretionary 6.6%
Department & Chain Stores 5.4%
Home Depot, Inc.	297,000	10,908,810
Target Corp.	269,700	10,275,570
TJX Companies, Inc.	255,200	5,004,472
Wal-Mart Stores, Inc.	272,700	15,001,227
		41,190,079
Recreational Products 0.8%
Harley-Davidson, Inc.	117,100	6,003,717
Specialty Retail 0.4%
Staples, Inc.*	164,100	3,232,770
Consumer Staples 3.5%
Food & Beverage 1.3%
PepsiCo, Inc.	204,720	9,867,504
Package Goods/Cosmetics 2.2%
Colgate-Palmolive Co.	183,400	9,179,170
Procter & Gamble Co.	86,400	7,715,520
		16,894,690
Durables 1.0%
Aerospace
United Technologies Corp.	115,800	7,862,820
Energy 4.6%
Oil & Gas Production 0.4%
Burlington Resources, Inc.	73,200	2,781,600
Oil Companies 2.2%
Exxon Mobil Corp.	417,158	17,070,105
Oilfield Services/Equipment 2.0%
Nabors Industries Ltd.*	195,700	6,908,210
Schlumberger Ltd.	178,800	8,314,200
		15,222,410
Financial 7.0%
Banks 1.6%
Fifth Third Bancorp.	81,700	5,445,305
State Street Corp.	154,000	6,883,800
		12,329,105
Consumer Finance 2.3%
American Express Co.	167,400	6,079,968
	Shares	Value ($)
Citigroup, Inc.	289,699	11,225,836
		17,305,804
Insurance 1.2%
American International Group, Inc.	139,337	9,506,964
Other Financial Companies 1.9%
Fannie Mae	151,600	11,180,500
Goldman Sachs Group, Inc.	47,700	3,498,795
		14,679,295
Health 11.0%
Biotechnology 0.6%
Genentech, Inc.*	130,500	4,371,750
Health Industry Services 1.1%
Laboratory Corp. of America Holdings*	188,600	8,609,590
Hospital Management 1.6%
Tenet Healthcare Corp.*	166,600	11,920,230
Medical Supply & Specialty 3.4%
Johnson & Johnson	245,966	12,854,183
Medtronic, Inc.	114,000	4,884,900
Zimmer Holdings, Inc.*	221,300	7,891,558
		25,630,641
Pharmaceuticals 4.3%
Abbott Laboratories	212,300	7,993,092
Eli Lilly & Co.	50,100	2,825,640
Pfizer, Inc.	451,075	15,787,625
Wyeth	122,700	6,282,240
		32,888,597
Manufacturing 2.7%
Diversified Manufacturing
General Electric Co.	332,900	9,670,745
Illinois Tool Works, Inc.	129,435	8,840,411
Tyco International Ltd.	164,600	2,223,746
		20,734,902
Media 4.2%
Advertising 0.6%
Omnicom Group, Inc.	104,600	4,790,680
Broadcasting & Entertainment 1.6%
AOL Time Warner, Inc.*	308,400	4,536,564
Viacom, Inc. "B"*	174,239	7,730,984
		12,267,548
Cable Television 1.2%
Comcast Corp. "A"*	270,100	6,439,184
	Shares	Value ($)
Cox Communications, Inc. "A"*	107,000	2,947,850
		9,387,034
Print Media 0.8%
Tribune Co.	138,900	6,042,150
Service Industries 0.9%
EDP Services 0.5%
Electronic Data Systems Corp.	108,700	4,038,205
Miscellaneous Commercial Services 0.4%
Concord EFS, Inc.*	97,100	2,926,594
Technology 11.7%
Computer Software 3.4%
Microsoft Corp.*	371,400	20,315,580
Oracle Corp.*	385,600	3,651,632
PeopleSoft, Inc.*	145,200	2,160,576
		26,127,788
Diverse Electronic Products 1.3%
Applied Materials, Inc.*	514,000	9,776,280
EDP Peripherals 0.6%
EMC Corp.*	430,500	3,250,275
VERITAS Software Corp.*	76,100	1,506,019
		4,756,294
Electronic Components/Distributors 0.8%
Cisco Systems, Inc.*	465,600	6,495,120
Electronic Data Processing 1.5%
International Business Machines Corp.	154,500	11,124,000
Semiconductors 4.1%
Intel Corp.	660,900	12,074,643
Linear Technology Corp.	134,200	4,217,906
Micron Technology, Inc.*	252,100	5,097,462
Novellus Systems, Inc.*	84,700	2,879,800
Texas Instruments, Inc.	297,000	7,038,900
		31,308,711
Total Common Stocks (Cost $448,957,568)		414,438,232

	Principal Amount ($)	Value ($)
Corporate Bonds 11.9%
Communications 0.4%
Rogers Cantel, Inc., 8.8%, 10/1/2007	2,100,000	1,365,000
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,675,000	1,562,690
WorldCom, Inc., 6.95%, 8/15/2028*	105,000	15,750
		2,943,440
	Principal Amount ($)	Value ($)
Consumer Discretionary 0.2%
Avondale Mills, Inc., 10.25%, 5/1/2006	50,000	47,063
Buffets, Inc., 11.25%, 7/15/2010	50,000	50,125
Dimon, Inc., Series B, 9.625%, 10/15/2011	60,000	62,850
International Game Technology, 8.375%, 5/15/2009	50,000	52,750
Park Place Entertainment, Inc., 8.5%, 11/15/2006	1,000,000	1,057,501
Scientific Games Corp., 12.5%, 8/15/2010	55,000	61,600
YUM! Brands, Inc., 7.7%, 7/1/2012	140,000	140,000
		1,471,889
Consumer Staples 0.6%
Willamette Industries, Inc., 7.85%, 7/1/2026	4,115,000	4,374,315
Durables 0.6%
Arvinmeritor, 6.625%, 6/15/2007	895,000	893,730
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	75,000	69,165
Metaldyne Corp., 11.0%, 6/15/2012	50,000	48,750
Qwest Capital Funding, 7.625%, 8/2/2021	270,000	139,050
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	3,113,466	3,307,784
		4,458,479
Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	75,000	78,699
Devon Energy Corp., 7.95%, 4/15/2032	795,000	855,171
Devon Financing Corp., 6.875%, 9/30/2011	1,800,000	1,874,585
Plains E&P Co., 8.75%, 7/1/2012	50,000	49,188
Progress Energy, Inc., 6.85%, 4/15/2012	2,245,000	2,338,028
		5,195,671
Financial 5.4%
Citigroup, Inc., 6.875%, 2/15/2098	2,755,000	2,725,023
FleetBoston Financial Corp., 7.25%, 9/15/2005	265,000	288,179
Ford Motor Credit Co., 7.6%, 8/1/2005	1,450,000	1,522,351
General Electric Capital Corp.:
6.0%, 6/15/2012	1,220,000	1,214,214
6.5%, 12/10/2007	1,625,000	1,744,670
6.75%, 3/15/2032	3,320,000	3,261,146
	Principal Amount ($)	Value ($)
General Motors Acceptance Corp.:
5.25%, 5/16/2005	5,620,000	5,654,456
6.875%, 9/15/2011	2,550,000	2,531,683
7.0%, 2/1/2012	725,000	725,943
Goldman Sachs Group, Inc., 6.6%, 1/15/2012	850,000	865,816
Household Finance Corp.:
6.5%, 1/24/2006	1,095,000	1,119,513
8.0%, 5/9/2005	1,610,000	1,734,240
Meristar Hospitality Corp., 9.0%, 1/15/2008	50,000	47,750
Newcourt Credit Group, 6.875%, 2/16/2005	3,580,000	3,443,029
Pacific Life Insurance Co., 7.9%, 12/30/2023	2,880,000	3,142,117
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	50,000	49,500
PNC Funding Corp., 5.75%, 8/1/2006	1,825,000	1,881,106
UnumProvident Corp., 7.375%, 6/15/2032	3,505,000	3,444,679
Wells Fargo & Co.:
7.25%, 8/24/2005	1,625,000	1,770,005
7.55%, 6/21/2010	625,000	696,371
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	3,285,000	3,280,670
		41,142,461
Health 0.1%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	55,000	54,313
Magellan Health Services, Inc., 9.0%, 2/15/2008	1,355,000	487,800
		542,113
Manufacturing 0.3%
Dow Chemical Co., 7.0%, 8/15/2005	1,625,000	1,742,299
Equistar Chemicals LP, 8.75%, 2/15/2009	250,000	223,549
Millennium America, Inc., 9.25%, 6/15/2008	130,000	132,600
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	1,020,000	10,200
Xerox Corp., 9.75%, 1/15/2009	140,000	114,800
		2,223,448
Media 0.8%
Comcast Cable Communications, 6.375%, 1/30/2006	650,000	629,537
CSC Holdings, Inc., 7.875%, 12/15/2007	2,000,000	1,674,416
News America Holdings, Inc., 9.25%, 2/1/2013	800,000	921,190
	Principal Amount ($)	Value ($)
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	850,000	845,750
Time Warner, Inc., 9.125%, 1/15/2013	1,625,000	1,798,626
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	70,000	70,788
		5,940,307
Service Industries 0.4%
AIG Sunamerica Global Financing IV, 6.3%, 5/10/2011	3,180,000	3,291,411
Technology 0.4%
L-3 Communications Corp., 7.625%, 6/15/2012	115,000	115,288
Raytheon Co.:
6.3%, 3/15/2005	2,645,000	2,754,648
6.5%, 7/15/2005	645,000	676,485
		3,546,421
Transportation 0.4%
CP Ships Ltd., 10.375%, 7/15/2012	50,000	49,000
Kansas City Southern Railway, 7.5%, 6/15/2009	50,000	50,063
U.S. Airways, Inc., Series 2000-2, 8.02%, 2/15/2019	3,120,000	3,297,965
		3,397,028
Utilities 1.6%
Alabama Power Co., 7.125%, 8/15/2004	800,000	852,851
Calpine Corp., 7.875%, 4/1/2008	195,000	128,700
KeySpan Corp., 7.625%, 11/15/2010	1,750,000	1,958,556
Pacificorp, 6.9%, 11/15/2011	1,700,000	1,806,820
Progress Energy, Inc., 6.75%, 3/1/2006	2,550,000	2,679,127
PSE&G Power LLC, 6.95%, 6/1/2012	3,120,000	3,136,352
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,625,000	1,739,566
		12,301,972
Total Corporate Bonds (Cost $92,299,004)		90,828,955

Asset Backed 2.2%
Automobile Receivables 1.2%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	3,050,000	3,131,530
Household Automotive Trust "A4", Series 2002-1, 4.39%, 5/18/2009	2,615,000	2,637,258
	Principal Amount ($)	Value ($)
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	3,090,000	3,122,455
		8,891,243
Home Equity Loans 0.2%
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	1,560,000	1,653,839
Miscellaneous 0.8%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	2,990,000	3,192,205
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	2,300,000	2,474,075
"A8", Series 2001-1, 6.89%, 7/25/2017	700,000	764,008
		6,430,288
Total Asset Backed (Cost $16,706,165)		16,975,370

Foreign Bonds - U.S.$ Denominated 1.2%
British Sky Broadcasting PLC, 6.875%, 2/23/2009	50,000	45,994
Corp Durango SA, 13.75%, 7/15/2009	50,000	41,500
Euramax International PLC, 11.25%, 10/1/2006	50,000	50,000
Global Telesystems, Inc., 11.5%, 12/15/2007*	630,000	1,575
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	80,000	60,000
MetroNet Communications Corp., Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	1,900,000	190,000
Pemex Finance Ltd., 9.14%, 8/15/2004	3,613,500	3,827,564
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	115,000	108,100
Sappi Papier Holding AG:
6.75%, 6/15/2012	2,065,000	2,090,986
7.5%, 6/15/2032	1,400,000	1,411,620
Stagecoach Holdings PLC, 8.625%, 11/15/2009	100,000	96,578
TFM SA de CV, 12.5%, 6/15/2012	50,000	47,250
Tyco International Group SA:
6.125%, 1/15/2009	55,000	42,314
6.375%, 10/15/2011	1,935,000	1,481,262
Total Foreign Bonds - U.S.$ Denominated (Cost $12,227,543)		9,494,743
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 10.4%
U.S. Treasury Bond:
6.0%, 2/15/2026	5,725,000	5,954,876
7.25%, 5/15/2016	12,690,000	14,955,876
U.S. Treasury Note:
3.5%, 11/15/2006	3,415,000	3,354,172
5.875%, 11/15/2004	49,140,000	52,226,582
6.0%, 8/15/2009	180,000	195,532
6.125%, 8/15/2007	1,696,000	1,848,543
6.75%, 5/15/2005	665,000	725,785
Total U.S. Treasury Obligations (Cost $78,052,232)		79,261,366

Collateralized Mortgage Obligations 3.9%
Federal National Mortgage Association:
"PE", Series 2002-3, 5.5%, 8/25/2015	4,690,000	4,697,328
"PB", Series 2002-47, 5.5%, 7/25/2017	3,150,000	3,234,656
"PY", Series 2002-31, 6.0%, 7/25/2014	5,000,000	5,210,740
"QN", Series 2002-51, 6.0%, 10/25/2016	3,110,000	3,135,521
"PD", Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,508,820
"2A", Series 2002-W6, 7.5%, 8/25/2034	3,810,000	4,045,744
"A5", Series 2002-W4, 7.5%, 1/25/2028	1,630,000	1,711,882
Government National Mortgage Association "C", Series 2001-43, 5.0%, 10/17/2028	1,351,836	1,374,659
Total Collateralized Mortgage Obligations (Cost $29,662,047)		29,919,350

U.S. Government Agency Pass-Thrus 4.9%
Federal National Mortgage Association:
5.946%, 2/1/2012	4,158,967	4,289,584
6.0%, 2/1/2032	3,539,426	3,535,253
6.37%, 1/1/2008	3,000,000	3,188,472
6.5%, 7/1/2017	1,900,000	1,971,013
6.5%, 7/1/2030	5,287,884	5,408,104
6.5%, 11/1/2031	4,280,127	4,370,394
6.5%, 7/1/2032	2,200,000	2,246,127
7.0%, 1/1/2032	5,625,517	5,832,423
7.0%, 7/1/2032	1,480,680	1,535,135
7.0%, 7/1/2032	2,142,702	2,221,504
7.5%, 10/1/2015	1,325,251	1,402,287
8.0%, 9/1/2015	1,163,250	1,238,870
Total U.S. Government Agency Pass-Thrus (Cost $36,469,339)		37,239,166
	Principal Amount ($)	Value ($)
Government National Mortgage Association 1.7%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	5,909,524	6,042,045
7.0% with various maturities until 6/15/2028	6,505,600	6,772,986
Total Government National Mortgage Association (Cost $12,207,047)		12,815,031

U.S. Agency Obligations 2.6%
Federal National Mortgage Association:
5.25%, 6/15/2006	2,875,000	2,992,099
5.75%, 6/15/2005	6,200,000	6,565,521
7.0%, 7/15/2005	9,480,000	10,367,319
Total U.S. Agency Obligations (Cost $18,915,868)		19,924,939
	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 2.0%
Federal Home Loan Mortgage Corp., 6.5%, 7/1/2032 (Cost $15,568,438)	15,400,000	15,732,517

	Shares	Value ($)
Cash Equivalents 5.0%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $38,408,464)	38,408,464	38,408,464

Total Investment Portfolio - 100.0% (Cost $799,473,715) (a)		765,038,133

Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $805,122,492. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $40,084,359. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,044,471 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $80,128,830.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $799,473,715)	$ 765,038,133
Receivable for investments sold	29,601,802
Dividends receivable	304,848
Interest receivable	3,297,972
Foreign taxes recoverable	17,153
Total assets	798,259,908
Liabilities
Payable for investments purchased	40,601,759
Payable for Portfolio shares redeemed	956,277
Accrued management fee	367,832
Other accrued expenses and payables	104,990
Total liabilities	42,030,858
Net assets, at value	$ 756,229,050
Net Assets
Net assets consist of: Undistributed net investment income	9,463,816
Net unrealized appreciation (depreciation) on: Investments	(34,435,582)
Foreign currency related transactions	1,558
Accumulated net realized gain (loss)	(57,257,809)
Paid-in capital	838,457,067
Net assets, at value	$ 756,229,050
Net Asset Value and redemption price per share ($756,229,050 / 38,341,111 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.72

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,904)	$ 2,169,186
Interest	10,037,280
Total Income	12,206,466
Expenses: Management fee	2,267,994
Custodian fees	13,388
Auditing	61,657
Legal	9,556
Trustees' fees and expenses	1,397
Reports to shareholders	19,349
Other	881
Total expenses, before expense reductions	2,374,222
Expense reductions	(209)
Total expenses, after expense reductions	2,374,013
Net investment income (loss)	9,832,453
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,198,321
Foreign currency related transactions	(1,681)
7,196,640
Net unrealized appreciation (depreciation) during the period on: Investments	(105,016,232)
Foreign currency related transactions	3,231
(105,013,001)
Net gain (loss) on investment transactions	(97,816,361)
Net increase (decrease) in net assets resulting from operations	$ (87,983,908)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 9,832,453	$ 22,360,504
Net realized gain (loss) on investment transactions	7,196,640	(56,870,277)
Net unrealized appreciation (depreciation) on investment transactions during the period	(105,013,001)	(21,279,820)
Net increase (decrease) in net assets resulting from operations	(87,983,908)	(55,789,593)
Distributions to shareholders from: Net investment income	(21,620,590)	(25,554,195)
Net realized gains	-	(30,345,606)
Portfolio share transactions: Proceeds from shares sold	28,533,425	64,222,667
Net assets acquired in tax-free reorganizations	-	109,998,831
Reinvestment of distributions	21,620,590	55,899,801
Cost of shares redeemed	(45,332,988)	(108,028,606)
Net increase (decrease) in net assets from Portfolio share transactions	4,821,027	122,092,693
Increase (decrease) in net assets	(104,783,471)	10,403,299
Net assets at beginning of period	861,012,521	850,609,222
Net assets at end of period (including undistributed net investment income of $9,463,816 and $21,251,953, respectively)	$ 756,229,050	$ 861,012,521
Other Information
Shares outstanding at beginning of period	38,151,295	32,828,444
Shares sold	1,315,044	2,830,464
Shares issued in tax-free reorganization	-	4,693,137
Shares issued to shareholders in reinvestment of distributions	987,693	2,497,199
Shares redeemed	(2,112,921)	(4,697,949)
Net increase (decrease) in Portfolio shares	189,816	5,322,851
Shares outstanding at end of period	38,341,111	38,151,295

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22	$ 28.15
Income (loss) from investment operations: Net investment income	.26[d]	.61[d]	.74[d]	.84[d]	.86	.90
Net realized and unrealized gain (loss) on investment transactions	(2.54)	(2.20)	(1.40)	3.03	3.17	3.77
Total from investment operations	(2.28)	(1.59)	(.66)	3.87	4.03	4.67
Less distributions from: Net investment income	(.57)	(.80)	(.90)	(.90)	(.90)	(.90)
Net realized gains on investment transactions	-	(.95)	(1.35)	(1.50)	(4.00)	(3.70)
Total distributions	(.57)	(1.75)	(2.25)	(2.40)	(4.90)	(4.60)
Net asset value, end of period	$ 19.72	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22
Total Return (%)	(10.35)**	(6.09)	(2.63)	14.81	15.14	19.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	756	861	851	952	865	787
Ratio of expenses (%)	.58*	.58	.61	.61	.60	.60
Ratio of net investment income (loss) (%)	2.35*	2.63	2.75	3.12	3.33	3.32
Portfolio turnover rate (%)	157*	115	107	80	81	122

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Davis Venture Value Portfolio

During the period from January 1, 2002-June 30, 2002, the SVS Davis Venture Value Portfolio outperformed the S&P 500 Index. The portfolio maintains strategic allocations to the financial, consumer staples and capital goods sectors. These allocations are based on our top-down analysis of long-term, measurable trends.

A number of our financial positions provided strong results during the period including Wells Fargo, Moody's and Golden West Financial. However, fears of the potential for rising consumer credit defaults and a softening in consumer spending contributed to the decline of our largest financial positions including American Express, Household International and Citigroup. Our conviction in these financial franchises remains strong and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name and healthy financial position.

The largest detractor from overall performance during the period was Tyco International. This company experienced declines due to the departure of its CEO and on-going liquidity concerns. We will continue to monitor this holding closely. Developments relating to the search for new management will be important to any future investment decision with respect to this position.

Our Senior Research Advisor, Shelby M.C. Davis continues to expect that the U.S. market will remain in a trading range for the next several quarters. In market environments such as these, the key to generating competitive long-term results is stock selection and a disciplined approach to research. At Davis we are committed to investing in well managed, financially sound companies with long-term sustainability and growth, and building positions in these companies when the market presents us with value prices.

Christopher C. Davis
Kenneth Charles Feinberg
Co-Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Davis Venture Value Portfolio

	Shares	Value ($)
Common Stocks 87.7%
Construction 3.2%
Building Materials 1.6%
Martin Marietta Materials, Inc.	31,600	1,232,400
Vulcan Materials Co.	30,300	1,327,140
		2,559,540
Building Products 1.6%
American Standard Companies, Inc.*	6,900	518,190
Masco Corp.	77,400	2,098,314
		2,616,504
Consumer Discretionary 4.7%
Department & Chain Stores 3.1%
Costco Wholesale Corp.*	118,300	4,568,746
J.C. Penny Co., Inc.	15,200	334,704
		4,903,450
Hotels & Casinos 0.8%
Marriott International, Inc. "A"	33,300	1,267,065
Specialty Retail 0.8%
RadioShack Corp.	44,900	1,349,694
Consumer Staples 10.2%
Alcohol & Tobacco 7.2%
Diageo PLC (ADR)	54,000	2,789,100
Philip Morris Companies, Inc.	202,800	8,858,304
		11,647,404
Food & Beverage 3.0%
Albertson's, Inc.	16,900	514,774
Hershey Foods Corp.	13,600	850,000
Kraft Foods, Inc. "A"	33,900	1,388,205
Safeway, Inc.*	69,600	2,031,624
		4,784,603
Durables 0.3%
Telecommunications Equipment
Tellabs, Inc.*	84,100	531,512
Energy 6.4%
Oil & Gas Production 3.3%
Conoco, Inc.	13,600	378,080
Devon Energy Corp.	62,800	3,094,784
EOG Resources, Inc.	44,100	1,750,770
		5,223,634
	Shares	Value ($)
Oil Companies 2.3%
Phillips Petroleum Co.	62,600	3,685,888
Oil/Gas Transmission 0.8%
Kinder Morgan, Inc.	35,100	1,334,502
Financial 39.0%
Banks 9.6%
Bank One Corp.	78,200	3,009,136
Golden West Financial Corp.	61,800	4,250,604
Lloyds TSB Group PLC (ADR)	49,400	1,978,470
Wells Fargo & Co.	122,400	6,127,344
		15,365,554
Consumer Finance 14.1%
American Express Co.	290,400	10,547,328
Citigroup, Inc.	142,100	5,506,375
Household International, Inc.	129,700	6,446,090
Providian Financial Corp.	18,500	108,780
		22,608,573
Insurance 9.6%
American International Group, Inc.	88,200	6,017,886
Aon Corp.	67,600	1,992,848
Chubb Corp.	9,600	679,680
Markel Corp.*	1,300	256,100
Principal Financial Group, Inc.*	21,100	654,100
Progressive Corp.	48,500	2,805,725
Transatlantic Holdings, Inc.	37,850	3,028,000
		15,434,339
Other Financial Companies 3.9%
Berkshire Hathaway, Inc. "B"*	1,697	3,791,098
Morgan Stanley	50,500	2,175,540
Sun Life Financial Services of Canada, Inc.	13,700	299,482
		6,266,120
Real Estate 1.8%
Avalonbay Communities, Inc. (REIT)	2,100	98,070
CenterPoint Properties Corp. (REIT)	47,300	2,743,873
		2,841,943
Health 5.1%
Health Industry Services 0.4%
IMS Health, Inc.	33,600	603,120
	Shares	Value ($)
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	46,000	1,182,200
Eli Lilly & Co.	50,100	2,825,640
Merck & Co., Inc.	56,800	2,876,352
Pharmacia Corp.	18,300	685,335
		7,569,527
Manufacturing 10.7%
Containers & Paper 2.4%
Sealed Air Corp.*	96,000	3,865,920
Diversified Manufacturing 6.5%
3M Co.	26,800	3,296,400
Dover Corp.	54,100	1,893,500
Loews Corp.	41,100	2,177,889
Tyco International Ltd.	227,762	3,077,065
		10,444,854
Office Equipment/Supplies 1.8%
Lexmark International, Inc.*	53,000	2,883,200
Media 1.2%
Advertising 0.4%
WPP Group PLC (ADR)	14,400	634,766
Print Media 0.8%
Gannett Co., Inc.	16,400	1,244,760
	Shares	Value ($)
Service Industries 6.1%
EDP Services 0.8%
The New Dun & Bradstreet Corp.*	38,900	1,285,645
Investment 0.5%
Stilwell Financial, Inc.	43,600	793,520
Miscellaneous Commercial Services 4.8%
Moody's Corp.	45,500	2,263,625
United Parcel Service, Inc. "B"	88,600	5,471,050
		7,734,675
Technology 0.8%
Computer Software 0.5%
BMC Software, Inc.*	44,400	737,040
Electronic Components/Distributors 0.3%
Agere Systems, Inc. "A"*	344,000	481,600
Total Common Stocks (Cost $151,609,055)		140,698,952

Cash Equivalents 12.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $19,675,271)	19,675,271	19,675,271
Total Investment Portfolio - 100.0% (Cost $171,284,326) (a)		160,374,223

Notes to SVS Davis Venture Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $171,284,326. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $10,910,103. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,819,411 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,729,514.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $171,284,326)	$ 160,374,223
Receivable for investments sold	158,417
Dividends receivable	202,497
Interest receivable	2,390
Receivable for Portfolio shares sold	16,450
Total assets	160,753,977
Liabilities
Payable for investments purchased	1,873,998
Payable for Portfolio shares redeemed	134,149
Accrued management fee	126,488
Other accrued expenses and payables	5,534
Total liabilities	2,140,169
Net assets, at value	$ 158,613,808
Net Assets
Net assets consist of: Undistributed net investment income	282,678
Net unrealized appreciation (depreciation) on investments	(10,910,103)
Accumulated net realized gain (loss)	(2,547,031)
Paid-in capital	171,788,264
Net assets, at value	$ 158,613,808
Net Asset Value and redemption price per share ($158,613,808 / 18,489,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.58

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,654)	$ 899,472
Interest	156,339
Total Income	1,055,811
Expenses: Management fee	676,407
Custodian and accounting fees	20,411
Auditing	1,854
Legal	1,757
Trustees' fees and expenses	293
Reports to shareholders	3,259
Other	993
Total expenses, before expense reductions	704,974
Expense reductions	(45)
Total expenses, after expense reductions	704,929
Net investment income (loss)	350,882
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,192,001)
Net unrealized appreciation (depreciation) during the period on investments	(13,476,420)
Net gain (loss) on investment transactions	(15,668,421)
Net increase (decrease) in net assets resulting from operations	$ (15,317,539)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[b]
Operations: Net investment income (loss)	$ 350,882	$ 132,234
Net realized gain (loss) on investment transactions	(2,192,001)	(366,117)
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,476,420)	2,566,317
Net increase (decrease) in net assets resulting from operations	(15,317,539)	2,332,434
Distributions to shareholders: From net investment income	(189,351)	-
Portfolio share transactions: Proceeds from shares sold	72,169,055	108,920,748
Reinvestment of distributions	189,351	-
Cost of shares redeemed	(7,023,611)	(2,467,279)
Net increase (decrease) in net assets from Portfolio share transactions	65,334,795	106,453,469
Increase (decrease) in net assets	49,827,905	108,785,903
Net assets at beginning of period	108,785,903	-
Net assets at end of period (including undistributed net investment income of $282,678 and $121,147, respectively)	$ 158,613,808	$ 108,785,903
Other Information
Shares outstanding at beginning of period	11,449,266	-
Shares sold	7,781,950	11,724,602
Shares issued to shareholder in reinvestment of distributions	20,080	-
Shares redeemed	(761,479)	(275,336)
Net increase (decrease) in Portfolio shares	7,040,551	11,449,266
Shares outstanding at end of period	18,489,817	11,449,266

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.02	.03
Net realized and unrealized gain (loss) on investment transactions	(.93)	(.53)[d]
Total from investment operations	(.91)	(.50)
Less distributions from: Net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$ 8.58	$ 9.50
Total Return (%)	(9.57)**	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	109
Ratio of expenses (%)	.99*	1.09*
Ratio of net investment income (loss) (%)	.49*	.48*
Portfolio turnover rate (%)	23*	15*

a For the six months ended June 30, 2002 (Unaudited).
b For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
c Based on average shares outstanding during the period.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending June 30, 2002 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Dreman Financial Services Portfolio

Fears of more terrorist attacks and accounting scandals caused nearly every segment of the stock market to decline over the past six months. Financial stocks, as a whole, weathered the storm better than most other segments of the market. The portfolio declined as well during the period, but fell much less than its benchmark, the S&P Financial Services Index, a gauge of performance for the financial companies within the S&P 500. We attribute the outperformance to our conservative portfolio which is not invested in many of the more speculative financial sub-sectors found within the benchmark. We intentionally kept the portfolio's exposure to brokerage and insurance stocks minimal, which helped performance as these types of stocks struggled in the difficult economic environment.

Our overweight position in regional banks helped performance as these stocks fared better than most other financials. Despite the tough environment, Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post strong, positive earnings, but their stock price performance slipped for the six-month period. We firmly believe that the setback is temporary and that these issues, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

We expect the markets to remain volatile as political and economic uncertainty remains. Although we're optimistic that we'll see more economic improvement in 2002, we believe the markets still have a long and volatile road to recovery. We intend to keep the portfolio defensively positioned until the timing of a full recovery becomes clearer. And as we find opportunities, we will continue to build our position in good financial stocks that we believe to be undervalued.

David N. Dreman
Lead Manager
Dreman Value Management LLC, Subadvisor to the Portfolio

S&P Financial Services Index, a capitalization-weighted price-only index representing nine financial groups and 53 financial companies.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Financial 97.6%
Banks 35.2%
Bank of America Corp.	96,473	6,787,840
Bank One Corp.	22,952	883,193
Banknorth Group, Inc.	38,600	1,004,372
Colonial BancGroup, Inc.	69,850	1,047,750
First Tennessee National Corp.	37,700	1,443,910
FleetBoston Financial Corp.	90,249	2,919,555
Golden West Financial Corp.	14,200	976,676
J.P. Morgan Chase & Co.	204,795	6,946,646
KeyCorp	184,775	5,044,358
National Bank of Canada	144,900	2,897,426
PNC Financial Services Group	55,150	2,883,242
Popular, Inc.	48,200	1,623,376
Provident Financial Group	24,215	702,477
U.S. Bancorp	162,200	3,787,370
Union Planters Corp.	85,762	2,776,116
Wachovia Corp.	106,300	4,058,534
Wells Fargo & Co.	51,500	2,578,090
		48,360,931
Consumer Finance 7.6%
American Express Co.	149,400	5,426,208
Citigroup, Inc.	130,600	5,060,750
		10,486,958
Insurance 22.1%
Allstate Corp.	39,705	1,468,291
American International Group, Inc.	246,973	16,850,968
Chubb Corp.	40,450	2,863,860
Jefferson-Pilot Corp.	12,212	573,964
Ohio Casualty Corp.*	128,000	2,675,200
Prudential Financial, Inc.*	39,000	1,301,040
Safeco Corp.	83,750	2,587,038
St. Paul Companies, Inc.	35,050	1,364,146
	Shares	Value ($)
Torchmark Corp.	16,850	643,670
		30,328,177
Other Financial Companies 32.7%
Allied Capital Corp.	62,700	1,420,154
Corrections Corp. of America*	6,945	120,149
Fannie Mae	145,940	10,763,075
Franklin Resources, Inc.	22,450	957,268
Freddie Mac	178,195	10,905,534
Goldman Sachs Group, Inc.	26,400	1,936,440
Marsh & McLennan Companies, Inc.	19,650	1,898,190
Merrill Lynch & Co., Inc.	48,200	1,952,100
Morgan Stanley	54,900	2,365,092
SLM Corp.	13,250	1,283,925
Washington Mutual, Inc.	304,380	11,295,542
		44,897,469
Service Industries 0.8%
Investment
Bear Stearns Companies, Inc.	18,740	1,146,888
Total Common Stocks (Cost $129,440,587)		135,220,423

Convertible Preferred Stocks 0.2%
Financial
Other Financial Companies
Corrections Corp. of America, PIK (Cost $195,020)	11,366	268,583

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,923,136)	1,923,136	1,923,136
Total Investment Portfolio - 100.0% (Cost $131,558,743) (a)		137,412,142

Notes to SVS Dreman Financial Services Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $132,131,724. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $5,280,418. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,242,955 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,962,537.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $131,558,743)	$ 137,412,142
Cash	10,000
Dividends receivable	138,304
Interest receivable	669
Receivable for Portfolio shares sold	217,615
Foreign taxes recoverable	561
Total assets	137,779,291
Liabilities
Payable for Portfolio shares redeemed	47,792
Accrued management fee	86,062
Other accrued expenses and payables	11,223
Total liabilities	145,077
Net assets, at value	$ 137,634,214
Net Assets
Net assets consist of: Undistributed net investment income	788,886
Net unrealized appreciation (depreciation) on: Investments	5,853,399
Foreign currency related transactions	21
Accumulated net realized gain (loss)	(3,157,433)
Paid-in capital	134,149,341
Net assets, at value	$ 137,634,214
Net Asset Value and redemption price per share ($137,634,214 / 12,839,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.72

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,643)	$ 1,339,695
Interest	44,234
Total Income	1,383,929
Expenses: Management fee	495,424
Custodian and accounting fees	20,772
Auditing	6,833
Legal	1,658
Trustees' fees and expenses	1,187
Reports to shareholders	4,551
Other	2,448
Total expenses, before expense reductions	532,873
Expense reductions	(159)
Total expenses, after expense reductions	532,714
Net investment income (loss)	851,215
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(58,174)
Foreign currency related transactions	341
(57,833)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,059,594)
Foreign currency related transactions	82
(1,059,512)
Net gain (loss) on investment transactions	(1,117,345)
Net increase (decrease) in net assets resulting from operations	$ (266,130)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 851,215	$ 1,136,754
Net realized gain (loss) on investment transactions	(57,833)	(2,725,357)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,059,512)	(1,708,058)
Net increase (decrease) in net assets resulting from operations	(266,130)	(3,296,661)
Distributions to shareholders from: Net investment income	(1,016,304)	(854,423)
Net realized gains	-	(328,624)
Portfolio share transactions: Proceeds from shares sold	33,879,450	73,966,750
Reinvestment of distributions	1,016,304	1,183,047
Cost of shares redeemed	(13,026,484)	(19,481,552)
Net increase (decrease) in net assets from Portfolio share transactions	21,869,270	55,668,245
Increase (decrease) in net assets	20,586,836	51,188,537
Net assets at beginning of period	117,047,378	65,858,841
Net assets at end of period (including undistributed net investment income of $788,886 and $953,975, respectively)	$ 137,634,214	$ 117,047,378
Other Information
Shares outstanding at beginning of period	10,853,999	5,713,070
Shares sold	3,081,890	6,837,995
Shares issued to shareholders in reinvestment of distributions	91,807	114,361
Shares redeemed	(1,188,401)	(1,811,427)
Net increase (decrease) in Portfolio shares	1,985,296	5,140,929
Shares outstanding at end of period	12,839,295	10,853,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.78	$ 11.53	$ 9.24	$ 9.78	$ 10.00
Income (loss) from investment operations: Net investment income	.07[d]	.14[d]	.19[d]	.18[d]	.04
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.71)	2.27	(.67)	(.26)
Total from investment operations	.02	(.57)	2.46	(.49)	(.22)
Less distributions from: Net investment income	(.08)	(.13)	(.15)	(.05)	-
Net realized gains on investment transactions	-	(.05)	(.02)	-	-
Total distributions	(.08)	(.18)	(.17)	(.05)	-
Net asset value, end of period	$ 10.72	$ 10.78	$ 11.53	$ 9.24	$ 9.78
Total Return (%)	.18**	(4.86)	27.04	(5.05)[e]	(2.20)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	117	66	27	16
Ratio of expenses before expense reductions (%)	.81*	.86	.91	1.04	1.73*
Ratio of expenses after expense reductions (%)	.81*	.86	.89	.99	.99*
Ratio of net investment income (loss) (%)	1.29*	1.31	2.01	1.75	1.29*
Portfolio turnover rate (%)	16*	22	13	13	6*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Dreman High Return Equity Portfolio

The markets remained extremely volatile this period. While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. The portfolio declined during the period, but lost less than its benchmark, the S&P 500 Index.

We believe our contrarian value investment philosophy is the reason for the outperformance. We found great companies to add that were trading at what we believed to be ridiculously low prices. While some of our new investments have gained, others continue to struggle. In each case, however, we remain enthusiastic. This is a great time for contrarian investors. We were also successful on the sell side, making timely liquidations in casino, technology and oil service stocks.

Many of the changes we made were wrapped around the Enron crisis - adding small positions in energy traders that were dragged down with Enron. Unlike Enron, trading is just part of their business. We also focused on adding to struggling pharmaceutical stocks. The portfolio's core sector concentration continues to be in financials, tobacco, energy and health care. However it is less concentrated than it has been in the recent past.

Although we've seen encouraging signs that the economy (and markets) may be recovering, we believe the road to recovery is going to be a long and volatile one. The good news is that this is the type of market where contrarian investors, like us, can find great opportunity. As investors remain risk averse, our low-P/E value style should continue to do well.

David N. Dreman
F. James Hutchinson
Co-Managers
Dreman Value Management LLC, Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 95.1%
Consumer Discretionary 8.4%
Department & Chain Stores 4.9%
Federated Department Stores, Inc.*	124,505	4,942,849
Gap, Inc.	1,412,420	20,056,364
Nordstrom, Inc.	81,175	1,838,614
		26,837,827
Specialty Retail 3.5%
Borders Group, Inc.*	478,950	8,812,680
Staples, Inc.*	332,425	6,548,773
Toys ''R'' Us, Inc.*	199,475	3,484,828
		18,846,281
Consumer Staples 22.3%
Alcohol & Tobacco 21.5%
Imperial Tobacco Group (ADR)	90,045	2,925,562
Philip Morris Companies, Inc.	1,192,320	52,080,538
R.J. Reynolds Tobacco Holdings, Inc.	481,423	25,876,486
Universal Corp.	261,570	9,599,619
UST, Inc.	764,440	25,990,960
		116,473,165
Food & Beverage 0.8%
Safeway, Inc.*	147,650	4,309,904
Durables 1.1%
Automobiles 1.0%
Ford Motor Co.	341,800	5,468,800
Telecommunications Equipment 0.1%
Nortel Networks Corp.*	181,670	263,422
Energy 15.6%
Oil & Gas Production 12.7%
BP PLC (ADR)	40,819	2,060,951
ChevronTexaco Corp.	211,505	18,718,206
Conoco, Inc.	882,520	24,534,056
Devon Energy Corp.	110,750	5,457,760
El Paso Corp.	595,550	12,274,286
Kerr-McGee Corp.	105,150	5,630,783
		68,676,042
Oil/Gas Transmission 2.6%
Dynegy, Inc. "A"	1,064,045	7,661,124
Williams Companies, Inc.	1,104,400	6,615,356
		14,276,480
Oilfield Services/Equipment 0.3%
GlobalSantaFe Corp.	37,700	1,031,095
	Shares	Value ($)
Nabors Industries Ltd.*	17,050	601,865
		1,632,960
Financial 26.8%
Banks 8.3%
Bank of America Corp.	131,731	9,268,593
Bank One Corp.	210,855	8,113,700
FleetBoston Financial Corp.	101,788	3,292,842
KeyCorp	347,855	9,496,442
PNC Financial Services Group	120,784	6,314,588
Wachovia Corp.	220,186	8,406,701
		44,892,866
Consumer Finance 0.4%
American Express Co.	60,800	2,208,256
Insurance 1.4%
Ohio Casualty Corp.*	38,955	814,160
Phoenix Companies, Inc.	18,765	344,338
Principal Financial Group, Inc.*	2,400	74,400
Safeco Corp.	80,015	2,471,663
St. Paul Companies, Inc.	97,405	3,791,003
		7,495,564
Other Financial Companies 16.7%
Corrections Corp. of America*	11,615	200,940
Fannie Mae	420,873	31,039,384
Freddie Mac	517,141	31,649,029
Washington Mutual, Inc.	762,575	28,299,158
		91,188,511
Health 13.8%
Health Industry Services 1.0%
Humana, Inc.*	366,030	5,721,049
Medical Supply & Specialty 0.2%
Zimmer Holdings, Inc.*	30,573	1,090,233
Pharmaceuticals 12.6%
Bristol-Myers Squibb Co.	899,085	23,106,485
Merck & Co., Inc.	397,820	20,145,605
Pharmacia Corp.	132,600	4,965,870
Schering-Plough Corp.	814,015	20,024,769
		68,242,729
Manufacturing 3.4%
Diversified Manufacturing 1.8%
Tyco International Ltd.	726,550	9,815,691
Electrical Products 1.6%
Emerson Electric Co.	164,600	8,807,746
	Shares	Value ($)
Service Industries 1.6%
Environmental Services
Transocean Sedco Forex, Inc.	154,200	4,803,330
Waste Management, Inc.	142,965	3,724,238
		8,527,568
Technology 2.1%
Electronic Components/Distributors 0.1%
Agere Systems, Inc. "A"*	3,400	4,761
Agere Systems, Inc. "B"*	83,456	125,179
Lucent Technologies, Inc.*	315,450	523,647
		653,587
Electronic Data Processing 2.0%
Apple Computer, Inc.*	256,425	4,543,851
Hewlett-Packard Co.	394,680	6,030,710
		10,574,561
	Shares	Value ($)
Utilities 0.0%
Natural Gas Distribution
NiSource, Inc.*	43,290	90,043
Total Common Stocks (Cost $572,157,703)		516,093,285

Convertible Preferred Stocks 0.1%
Financial
Other Financial Companies
Corrections Corp. of America, PIK (Cost $234,950)	13,693	323,577

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $26,241,521)	26,241,521	26,241,521
Total Investment Portfolio - 100.0% (Cost $598,634,174) (a)		542,658,383

Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $599,977,672. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $57,319,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,655,083 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $79,974,372.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At June 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	9/19/2002	15	3,817,388	3,716,250
Total unrealized depreciation on open futures contracts purchased				(101,138)

PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $598,634,174)	$ 542,658,383
Dividends receivable	1,503,298
Interest receivable	3,192
Receivable for Portfolio shares sold	601,546
Other assets - Margin Deposit	236,246
Total assets	545,002,665
Liabilities
Payable for Portfolio shares redeemed	760
Payable for daily variation margin on open futures contracts	3,825
Accrued management fee	341,847
Other accrued expenses and payables	47,591
Total liabilities	394,023
Net assets, at value	$ 544,608,642
Net Assets
Net assets consist of: Undistributed net investment income	4,800,054
Net unrealized appreciation (depreciation) on: Investments	(55,975,791)
Futures	(101,138)
Accumulated net realized gain (loss)	(2,547,239)
Paid-in capital	598,432,756
Net assets, at value	$ 544,608,642
Net Asset Value and redemption price per share ($544,608,642 / 56,466,043 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.64

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,740)	$ 6,734,009
Interest	416,515
Total Income	7,150,524
Expenses: Management fee	1,972,745
Custodian and accounting fees	78,816
Auditing	21,380
Legal	6,734
Trustees' fees and expenses	3,738
Reports to shareholders	18,062
Other	14,422
Total expenses, before expense reductions	2,115,897
Expense reductions	(194)
Total expenses, after expense reductions	2,115,703
Net investment income (loss)	5,034,821
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,055,170
Futures	(3,217,945)
(162,775)
Net unrealized appreciation (depreciation) during the period on: Investments	(66,719,874)
Futures	(314,258)
(67,034,132)
Net gain (loss) on investment transactions	(67,196,907)
Net increase (decrease) in net assets resulting from operations	$ (62,162,086)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 5,034,821	$ 4,856,646
Net realized gain (loss) on investment transactions	(162,775)	1,147,360
Net unrealized appreciation (depreciation) on investment transactions during the period	(67,034,132)	(2,441,513)
Net increase (decrease) in net assets resulting from operations	(62,162,086)	3,562,493
Distributions to shareholders from: Net investment income	(4,712,145)	(2,559,657)
Net realized gains	(1,736,054)	-
Portfolio share transactions: Proceeds from shares sold	173,215,894	283,269,260
Reinvestment of distributions	6,448,199	2,559,657
Cost of shares redeemed	(9,841,619)	(11,369,786)
Net increase (decrease) in net assets from Portfolio share transactions	169,822,474	274,459,131
Increase (decrease) in net assets	101,212,189	275,461,967
Net assets at beginning of period	443,396,453	167,934,486
Net assets at end of period (including undistributed net investment income of $4,800,054 and $4,477,378, respectively)	$ 544,608,642	$ 443,396,453
Other Information
Shares outstanding at beginning of period	41,005,810	15,588,218
Shares sold	15,791,838	26,260,433
Shares issued to shareholders in reinvestment of distributions	569,629	245,103
Shares redeemed	(901,234)	(1,087,944)
Net increase (decrease) in Portfolio shares	15,460,233	25,417,592
Shares outstanding at end of period	56,466,043	41,005,810

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.77	$ 8.96	$ 10.28	$ 10.00
Income (loss) from investment operations: Net investment income	.10[d]	.19[d]	.26[d]	.26[d]	.08
Net realized and unrealized gain (loss) on investment transactions	(1.13)	(.01)	2.25	(1.38)	.20
Total from investment operations	(1.03)	.18	2.51	(1.12)	.28
Less distributions from: Net investment income	(.10)	(.14)	(.20)	(.10)	-
Net realized gains on investment transactions	(.04)	-	(.50)	(.10)	-
Total distributions	(.14)	(.14)	(.70)	(.20)	-
Net asset value, end of period	$ 9.64	$ 10.81	$ 10.77	$ 8.96	$ 10.28
Total Return (%)	(9.80)**	1.69	30.52	(11.16)	2.80e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	545	443	168	113	59
Ratio of expenses before expense reductions (%)	.79*	.82	.85	.86	1.20*
Ratio of expenses after expense reductions (%)	.79*	.82	.84	.86	.87*
Ratio of net investment income (loss) (%)	1.87*	1.78	2.85	2.57	2.77*
Portfolio turnover rate (%)	17*	16	37	24	5*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C. assumed management of the portfolio in mid-January. Since then we have reduced total holdings to about 165 names from about 330. Over the next quarter, we hope to complete the restructuring - bringing total holdings to between 100 and 120 stocks broadly diversified across market sectors.

While volatility can be unsettling, the tumultuous market environment provided a great opportunity for us to deploy our contrarian value investment strategy. We found companies that were trading at what we believed to be unsustainably low prices. While some of our new investments soared, others continue to struggle. In each case, however, we remain enthusiastic. The portfolio gained over the last six months, performing in line with its benchmark, the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

We've found a great deal of value in independent power producers that had some exposure to energy trading and that have suffered in the wake of the Enron crisis. Although we fully recognize the short-run volatility here, when we look at the underlying assets of some of these companies and their earnings potential, we expect strong rebounds. We've also found opportunity in small bank stocks with strong earnings and no exposure to foreign debt. Consumer discretionary stocks is another area on which we've focused - increasing positions in retail, gaming and housing stocks.

We've seen encouraging signs that the economy (and broad markets) may be recovering. However, we believe the recovery is going to be a long volatile one. Small-cap value stocks have weathered the storm well - posting positive returns over the last two years. Some analysts believe the opportunity for continued outperformance of small value stocks is dwindling, but we believe there is still plenty of room for growth.

David N. Dreman
Nelson Woodward
Co-Managers
Dreman Value Management, LLC, Subadvisor to the Portfolio

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 97.4%
Construction 3.0%
Building Materials 0.8%
Florida Rock Industries, Inc.	69,130	2,475,545
Building Products 0.6%
EMCOR Group, Inc.*	22,800	1,338,360
Genlyte Group, Inc.*	15,400	625,702
		1,964,062
Homebuilding 1.6%
Ryland Group, Inc.	50,000	2,487,500
Standard Pacific Corp.	70,900	2,487,172
		4,974,672
Consumer Discretionary 13.5%
Apparel & Shoes 3.0%
K-Swiss, Inc. "A"	66,800	1,735,464
Phillips-Van Heusen Corp.	173,836	2,711,842
Skechers USA, Inc. "A"*	113,100	2,444,091
Tommy Hilfiger Corp.*	160,700	2,301,224
		9,192,621
Department & Chain Stores 4.2%
Burlington Coat Factory Warehouse Corp.	48,600	1,032,750
Cato Corp. "A"	58,900	1,313,470
Charming Shoppes, Inc.*	165,400	1,429,056
Deb Shops, Inc.	71,200	2,405,065
Dillard's, Inc.	25,200	662,508
Dress Barn, Inc.*	133,500	2,065,245
Longs Drug Stores Corp.	81,400	2,302,806
ShopKo Stores, Inc.*	82,000	1,656,400
		12,867,300
Hotels & Casinos 0.9%
Alliance Gaming Corp.*	21,700	265,174
Argosy Gaming Co.*	86,700	2,462,280
		2,727,454
Recreational Products 1.9%
Acclaim Entertainment, Inc.*	90,400	319,108
Multimedia Games, Inc.*	231,500	5,049,015
Winnebago Industries, Inc.	13,500	594,000
		5,962,123
Restaurants 1.0%
CBRL Group, Inc.	49,600	1,513,792
Ruby Tuesday, Inc.	87,700	1,701,380
		3,215,172
Specialty Retail 2.5%
Borders Group, Inc.*	201,100	3,700,240
	Shares	Value ($)
Fossil, Inc.*	19,400	398,864
Loew's Corp. - Carolina Group	91,200	2,466,960
The Topps Co., Inc.*	51,900	522,114
Toro Co.	11,200	636,608
		7,724,786
Consumer Staples 5.0%
Alcohol & Tobacco 0.8%
Schweitzer-Mauduit International, Inc.	16,900	415,740
Universal Corp.	56,800	2,084,560
		2,500,300
Consumer Electronic and Photographic 0.6%
York International Corp.	54,500	1,841,555
Food & Beverage 3.6%
Fresh Del Monte Produce, Inc.	60,200	1,505,000
J & J Snack Foods Corp.*	58,700	2,639,152
Jack in the Box, Inc.*	71,400	2,270,520
Lance, Inc.	96,200	1,402,596
Nash-Finch Co.	77,300	2,470,508
Pilgrim's Pride Corp.	50,100	701,400
		10,989,176
Durables 4.1%
Aerospace 2.4%
Curtiss-Wright Corp.	45,300	3,624,000
Kaman Corp. "A"	224,700	3,765,972
		7,389,972
Automobiles 1.5%
Borg-Warner Automotive, Inc.	47,300	2,732,048
Dura Automotive Systems, Inc.*	42,800	888,100
Oshkosh Truck Corp.	20,750	1,226,533
		4,846,681
Construction/Agricultural Equipment 0.2%
Terex Corp.*	23,600	530,764
Energy 9.0%
Engineering 1.0%
McDermott International, Inc.*	380,700	3,083,670
Oil & Gas Production 6.0%
Chesapeake Energy Corp.*	413,700	2,978,640
Denbury Resources, Inc.*	193,900	1,995,231
Noble Energy, Inc.	84,800	3,057,040
Ocean Energy, Inc.	10,900	236,203
Patina Oil & Gas Corp.	27,125	744,039
Penn Virginia Corp.	85,800	3,344,484
	Shares	Value ($)
Pioneer Natural Resources Co.*	30,000	781,500
St. Mary Land & Exploration Co.	89,200	2,134,467
Tesoro Petroleum Corp.*	245,700	1,904,175
Ultra Petroleum Corp.*	162,700	1,234,893
		18,410,672
Oil Companies 0.6%
Stone Energy Corp.*	46,999	1,891,710
Oil/Gas Transmission 1.4%
Dynegy, Inc. "A"	395,600	2,848,320
Williams Companies, Inc.	261,400	1,565,786
		4,414,106
Financial 33.3%
Banks 18.0%
Astoria Financial Corp.	114,900	3,682,545
BankAtlantic Bancorp., Inc. "A"	109,000	1,351,600
BankUnited Financial Corp. "A"*	12,900	247,035
Banner Corp.	60,140	1,488,465
BOK Financial Corp.	73,617	2,463,225
Coastal Bancorp., Inc.	69,300	2,200,968
Cullen\Frost Bankers, Inc.	68,400	2,458,980
Downey Financial Corp.	55,700	2,634,610
First Federal Capital Corp.	107,700	2,380,170
First Federal Financial Corp.*	85,500	2,479,500
First Financial Holdings, Inc.	10,300	331,145
First Indiana Corp.	85,925	1,870,587
First Republic Bank*	73,111	2,010,553
Flagstar Bancorp., Inc.	81,950	1,893,045
Flushing Financial Corp.	34,500	706,905
Fulton Financial Corp.	100,625	1,904,831
Glacier Bancorp., Inc.	114,700	2,810,150
Greater Bay Bancorp.	67,500	2,076,300
Independence Community Bank Corp.	62,000	1,781,260
Independent Bank Corp.	10,300	235,767
IndyMac Bancorp., Inc.*	103,900	2,356,452
International Bancshares Corp.	46,844	1,978,680
Irwin Financial Corp.	155,500	3,125,550
MAF Bancorp., Inc.	39,900	1,500,240
PFF Bancorp., Inc.	63,700	2,446,080
Provident Bankshares Corp.	72,200	1,710,418
R & G Financial Corp. "B"	20,300	481,313
Republic Bancorp., Inc.	26,840	400,990
The Trust Co. of New Jersey	41,500	1,066,509
Webster Financial Corp.	69,900	2,672,976
WSFS Financial Corp.	39,800	1,029,626
		55,776,475
	Shares	Value ($)
Insurance 4.5%
Alfa Corp.	155,000	1,813,500
AmerUS Group, Inc.	128,500	4,767,350
Commerce Group, Inc.	49,100	1,941,905
Harleysville Group, Inc.	34,300	950,796
National Western Life Insurance Co. "A"*	300	34,485
RLI Corp.	49,200	2,509,200
Selective Insurance Group, Inc.	69,300	1,963,269
		13,980,505
Other Financial Companies 3.2%
Allied Capital Corp.	227,700	5,157,405
NCO Group, Inc.*	79,400	1,729,332
Sky Financial Group, Inc.	94,900	2,007,135
SWS Group, Inc.	35,505	696,608
UMB Financial Corp.	9,240	433,079
		10,023,559
Real Estate 7.6%
America First Mortgage Investments, Inc. (REIT)	52,600	518,110
Annaly Mortgage Management, Inc. (REIT)	84,000	1,629,600
Anthracite Capital, Inc. (REIT)	45,300	600,225
Anworth Mortgage Asset Corp.	51,500	720,485
Apex Mortgage Capital, Inc.	91,200	1,365,264
Brandywine Realaty Trust (REIT)	30,000	777,000
CBL & Associates Properties, Inc. (REIT)	32,500	1,316,250
Crown American Realty Trust (REIT)	69,100	649,540
Health Care, Inc. (REIT)	105,900	3,171,705
Healthcare Realty Trust, Inc. (REIT)	94,300	3,017,600
Highwoods Properties, Inc. (REIT)	86,200	2,241,200
HRPT Properties Trust (REIT)	97,300	861,105
Meristar Hospitality Corp. (REIT)	43,400	661,850
Pan Pacific Retails Properties, Inc. (REIT)	29,500	1,008,310
Pennsylvania Real Estate Investment Trust (REIT)	20,100	544,911
Prentiss Properties Trust	97,900	3,108,325
Redwood Trust, Inc. (REIT)	42,500	1,338,750
		23,530,230
Health 4.2%
Biotechnology 0.6%
Bio-Rad Laboratories, Inc. "A"*	41,100	1,870,461
	Shares	Value ($)
Health Industry Services 1.4%
Mid Atlantic Medical Services, Inc.*	43,000	1,348,050
RehabCare Group, Inc.*	101,700	2,443,851
US Oncology, Inc.*	68,500	570,605
		4,362,506
Hospital Management 0.7%
Coventry Health Care, Inc.*	58,500	1,662,570
Triad Hospitals, Inc.*	10,270	435,243
		2,097,813
Medical Supply & Specialty 1.5%
Conmed Corp.*	38,100	850,773
Cooper Companies, Inc.	14,300	673,530
Dynacq International, Inc.*	116,700	1,644,303
INAMED Corp.*	16,100	430,192
Invacare Corp.	11,800	436,600
Polymedica Industries, Inc.*	24,300	620,622
		4,656,020
Manufacturing 5.7%
Chemicals 0.9%
Albermarle Corp.	90,800	2,792,100
Containers & Paper 0.6%
Greif Brothers Corp. "A"	60,500	2,018,341
Diversified Manufacturing 1.0%
Cascade Natural Gas Corp.	49,200	1,028,280
Myers Industries, Inc.	118,492	2,030,953
		3,059,233
Industrial Specialty 1.4%
General Cable Corp.	85,500	538,650
JAKKS Pacific, Inc.*	101,800	1,802,878
JLG Industries, Inc.	135,300	1,898,259
		4,239,787
Machinery/Components/Controls 1.0%
American Axle & Manufacturing Holdings, Inc.*	51,700	1,537,558
Asyst Technologies, Inc.*	56,200	1,143,670
CTB International Corp.	18,800	311,054
		2,992,282
Office Equipment/Supplies 0.7%
Checkpoint Systems, Inc.*	31,800	372,060
United Stationers, Inc.*	55,900	1,699,360
		2,071,420
Wholesale Distributors 0.1%
Owens & Minor, Inc.	28,100	555,256
	Shares	Value ($)
Metals and Minerals 2.9%
Steel & Metals
Precision Castparts Corp.	119,700	3,950,100
Quanex Corp.	59,200	2,587,040
Steel Dynamics, Inc.*	141,400	2,328,858
		8,865,998
Service Industries 2.6%
Environmental Services 0.3%
Harsco Corp.	26,200	982,500
Investment 0.5%
Raymond James Financial, Inc.	49,400	1,406,418
Miscellaneous Consumer Services 0.8%
Sovran Self Storage, Inc.	71,200	2,432,904
Printing/Publishing 1.0%
Consolidated Graphics, Inc.*	104,700	1,989,300
John H. Harland Co.	40,000	1,128,000
		3,117,300
Technology 3.3%
Computer Software 0.3%
Progress Software Corp.*	53,700	792,558
Diverse Electronic Products 0.1%
Cable Design Technologies Corp.*	20,250	207,563
EDP Peripherals 0.3%
Zoran Corp.*	45,300	1,037,823
Electronic Components/Distributors 0.5%
Adaptec, Inc.*	35,100	276,939
Imation Corp.*	45,900	1,365,984
		1,642,923
Office/Plant Automation 0.5%
CACI International, Inc. "A"*	36,500	1,393,935
Precision Instruments 1.6%
Moog, Inc.*	96,400	4,133,632
Zebra Technologies Corp. "A"*	19,900	959,578
		5,093,210
Transportation 2.6%
Trucking
Arkansas Best Corp.*	116,600	2,970,968
Roadway Corp.	55,000	1,976,150
USFreightways Corp.	81,000	3,067,470
		8,014,588
	Shares	Value ($)
Utilities 6.7%
Electric Utilities 5.3%
Anixter International, Inc.*	38,300	900,050
Black Hills Corp.	7,400	256,114
Cleco Corp.	10,200	223,380
Mirant Corp.*	936,600	6,837,180
PNM Resources, Inc.	10,500	254,100
Reliant Resources, Inc.*	664,400	5,813,500
WPS Resources Corp.	50,400	2,057,832
		16,342,156
Natural Gas Distribution 1.4%
NUI Corp.	70,400	1,936,000
Peoples Energy Corp.	59,600	2,173,016
South Jersey Industries, Inc.	4,100	138,375
		4,247,391

	Shares	Value ($)
Other 1.5%
iShares Russell 2000 Index Fund	51,000	4,623,150
Total Common Stocks (Cost $289,015,651)		301,228,746

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $7,924,657)	7,924,657	7,924,657
Total Investment Portfolio - 100.0% (Cost $296,940,308) (a)		309,153,403

Notes to SVS Dreman Small Cap Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $297,243,724. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $11,909,679. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,986,974 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,077,295.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $296,940,308)	$ 309,153,403
Receivable for investments sold	4,624,028
Dividends receivable	372,491
Interest receivable	739
Receivable for Portfolio shares sold	625,517
Total assets	314,776,178
Liabilities
Payable for investments purchased	5,809,734
Payable for Portfolio shares redeemed	7,169
Accrued management fee	187,593
Other accrued expenses and payables	22,652
Total liabilities	6,027,148
Net assets, at value	$ 308,749,030
Net Assets
Net assets consist of: Undistributed net investment income	1,195,473
Net unrealized appreciation (depreciation) on investments	12,213,095
Accumulated net realized gain (loss)	14,247,426
Paid-in capital	281,093,036
Net assets, at value	$ 308,749,030
Net Asset Value and redemption price per share ($308,749,030 / 21,922,519 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.08

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $791)	$ 2,061,198
Interest	113,686
Total Income	2,174,884
Expenses: Management fee	953,363
Custodian fees	7,118
Auditing	6,577
Legal	3,948
Trustees' fees and expenses	2,106
Reports to shareholders	23,305
Other	5,320
Total expenses, before expense reductions	1,001,737
Expense reductions	(913)
Total expenses, after expense reductions	1,000,824
Net investment income (loss)	1,174,060
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	18,055,978
Net unrealized appreciation (depreciation) during the period on investments	(8,365,522)
Net gain (loss) on investment transactions	9,690,456
Net increase (decrease) in net assets resulting from operations	$ 10,864,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 1,174,060	$ 935,250
Net realized gain (loss) on investment transactions	18,055,978	809,129
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,365,522)	19,332,255
Net increase (decrease) in net assets resulting from operations	10,864,516	21,076,634
Distributions to shareholders from: Net investment income	(910,198)	-
Portfolio share transactions: Proceeds from shares sold	117,521,394	110,669,303
Reinvestment of distributions	910,198	-
Cost of shares redeemed	(13,371,121)	(21,981,570)
Net increase (decrease) in net assets from Portfolio share transactions	105,060,471	88,687,733
Increase (decrease) in net assets	115,014,789	109,764,367
Net assets at beginning of period	193,734,241	83,969,874
Net assets at end of period (including undistributed net investment income of $1,195,473 and $931,611, respectively)	$ 308,749,030	$ 193,734,241
Other Information
Shares outstanding at beginning of period	14,668,207	7,479,350
Shares sold	8,127,339	9,043,257
Shares issued to shareholders in reinvestment of distributions	61,046	-
Shares redeemed	(934,073)	(1,854,400)
Net increase (decrease) in Portfolio shares	7,254,312	7,188,857
Shares outstanding at end of period	21,922,519	14,668,207

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27	$ 10.19
Income (loss) from investment operations: Net investment income	.06[c]	.09[c]	.02[c]	.07[c]	.09	.12
Net realized and unrealized gain (loss) on investment transactions	.86	1.89	.42	.23	(1.41)	2.06
Total from investment operations	.92	1.98	.44	.30	(1.32)	2.18
Less distributions from: Net investment income	(.05)	-	(.06)	(.10)	-	(.10)
Net realized gains on investment transactions	-	-	-	-	(.30)	-
Total distributions	(.05)	-	(.06)	(.10)	(.30)	(.10)
Net asset value, end of period	$ 14.08	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27
Total Return (%)	6.96**	17.63	4.05	2.80	(11.25)	21.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	194	84	95	102	76
Ratio of expenses before expense reductions (%)	.79*	.79	.82	.84	.80	.84
Ratio of expenses after expense reductions (%)	.79*	.79	.82	.83	.80	.84
Ratio of net investment income (loss) (%)	.92*	.77	.15	.69	1.15	1.18
Portfolio turnover rate (%)	101*	57	36	72	43	22

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Eagle Focused Large Cap Growth Portfolio

The U.S. equity markets continued to struggle during the first half of the year as virtually every major sector was down during the first six months of the year. Prompted by increasing global turmoil and dramatic examples of corporate fraud, investors remain skeptical of any strength in earnings or the economy. At its late June meeting, the Federal Reserve decided to leave the federal funds rate unchanged at 1.75 percent indicating that the risks to the U.S. economy were evenly balanced between economic weakness and inflation.

During the first half of 2002 the portfolio was down, while our benchmarks, the Russell 1000 Growth Index and the S&P 500 Index, were down as well. First-half performance places the portfolio in the second quartile of all large-cap growth variable underlying funds, according to Lipper.

While underweight in the Russell 1000 Growth Index for most of the period, our holdings in technology and health care still had a strong negative impact on our performance. In health care, while services and HMO stocks have held up reasonably well, biotech and pharmaceutical stocks have suffered due to lingering concerns about drug pipelines and patent expirations. Valuations and investor sentiment are currently at an all-time low in technology stocks as they too sold off sharply.

The portfolio benefited from relative strength in its consumer holdings, as consumer confidence remained resilient despite the slumping stock market. Although the consumer has been largely responsible for the economy's recent strength, we believe now is a prudent time to take profits in this sector and we did so during the second quarter. We remain overweight in the financial sector because we believe a modest recovery and a benign rate environment bode well for the group.

We believe the cloud of uncertainty stemming from the recent accounting and corporate fraud scandals will dissipate as soon as tougher criminal penalties and disclosure requirements are in place. While investor confidence has been understandably rattled, an improving economy should translate into better corporate earnings which, in turn, should translate into higher stock prices, since the disconnect between an improving economy and better earnings will not continue for long. Thus, in our view, this is an opportune time to buy world-class, large-cap growth stocks at very attractive prices, as we expect them to lead the way once the modest recovery now underway strengthens and proves its durability.

Ashi Parikh
Lead Manager
Eagle Asset Management, Inc., Subadvisor to the Portfolio

Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 94.8%
Communications 1.9%
Telephone/Communications
ADC Telecommunications, Inc.*	580,700	1,329,800
Consumer Discretionary 8.3%
Department & Chain Stores
Home Depot, Inc.	68,975	2,533,452
Wal-Mart Stores, Inc.	57,200	3,146,572
		5,680,024
Consumer Staples 6.4%
Alcohol & Tobacco 4.8%
Anheuser-Busch Companies, Inc.	33,500	1,675,000
Philip Morris Companies, Inc.	36,850	1,609,608
		3,284,608
Food & Beverage 1.6%
Kroger Co.*	56,050	1,115,395
Financial 19.8%
Consumer Finance 6.8%
American Express Co.	33,500	1,216,720
Capital One Finance Corp.	21,800	1,330,890
Citigroup, Inc.	54,266	2,102,808
		4,650,418
Insurance 1.2%
Travelers Property Casualty Corp.*	47,800	846,060
Other Financial Companies 11.8%
Fannie Mae	19,500	1,438,125
Freddie Mac	45,200	2,766,240
Goldman Sachs Group, Inc.	27,400	2,009,790
Lehman Brothers Holdings, Inc.	29,950	1,872,474
		8,086,629
Health 20.7%
Hospital Management 2.6%
HCA, Inc.	20,000	950,000
UnitedHealth Group, Inc.	9,000	823,950
		1,773,950
Medical Supply & Specialty 5.3%
Baxter International, Inc.*	25,950	1,153,478
Johnson & Johnson	25,300	1,322,178
Medtronic, Inc.	26,900	1,152,665
		3,628,321
	Shares	Value ($)
Pharmaceuticals 12.8%
Eli Lilly & Co.	23,100	1,302,840
Merck & Co., Inc.	38,000	1,924,320
Pfizer, Inc.	90,400	3,164,000
Pharmacia Corp.	41,250	1,544,813
Wyeth	16,850	862,720
		8,798,693
Manufacturing 2.9%
Diversified Manufacturing
General Electric Co.	67,200	1,952,160
Media 2.3%
Broadcasting & Entertainment 0.9%
Viacom, Inc. "B"*	14,400	638,928
Cable Television 1.4%
Comcast Corp. "A"*	39,700	946,448
Service Industries 3.2%
EDP Services 0.2%
Automatic Data Processing, Inc.	3,800	165,490
Miscellaneous Commercial Services 3.0%
United Parcel Service, Inc. "B"	33,850	2,090,238
Technology 29.3%
Computer Software 10.7%
Electronic Arts, Inc.*	16,300	1,076,615
Intuit, Inc.*	21,900	1,088,868
Microsoft Corp.*	94,700	5,180,090
		7,345,573
Diverse Electronic Products 1.7%
Applied Materials, Inc.*	60,800	1,156,416
EDP Peripherals 1.8%
Brocade Communications Systems, Inc.*	70,350	1,229,718
Electronic Components/Distributors 3.4%
Celestica, Inc.*	22,200	504,162
Cisco Systems, Inc.*	130,400	1,819,080
		2,323,242
Electronic Data Processing 3.0%
Dell Computer Corp.*	78,150	2,042,841
Semiconductors 8.7%
Intel Corp.	65,800	1,202,166
National Semiconductor Corp.*	44,650	1,302,441
Taiwan Semiconductor Manufacturing Co.	120,230	1,562,990
	Shares	Value ($)
Texas Instruments, Inc.	79,300	1,879,410
		5,947,007
Total Common Stocks (Cost $71,826,585)		65,031,959
	Shares	Value ($)
Cash Equivalents 5.2%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,531,078)	3,531,078	3,531,078
Total Investment Portfolio - 100.0% (Cost $75,357,663) (a)		68,563,037

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $77,581,849. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $9,018,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,220,537 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,239,349.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $75,357,663)	$ 68,563,037
Receivable for investments sold	686,170
Dividends receivable	30,853
Interest receivable	475
Receivable for Portfolio shares sold	364,496
Total assets	69,645,031
Liabilities
Payable for investments purchased	1,952,294
Payable for Portfolio shares redeemed	150
Accrued management fee	59,683
Other accrued expenses and payables	11,915
Total liabilities	2,024,042
Net assets, at value	$ 67,620,989
Net Assets
Net assets consist of: Accumulated net investment loss	(92,863)
Net unrealized appreciation (depreciation) on investments	(6,794,626)
Accumulated net realized gain (loss)	(16,236,475)
Paid-in capital	90,744,953
Net assets, at value	$ 67,620,989
Net Asset Value and redemption price per share ($67,620,989 / 8,638,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.83

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,860)	$ 233,381
Interest	30,547
Total Income	263,928
Expenses: Management fee	325,801
Custodian and accounting fees	21,186
Auditing	2,500
Legal	1,156
Trustees' fees and expenses	500
Reports to shareholders	4,000
Other	1,673
Total expenses, before expense reductions	356,816
Expense reductions	(25)
Total expenses, after expense reductions	356,791
Net investment income (loss)	(92,863)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,365,132)
Net unrealized appreciation (depreciation) during the period on investments	(7,910,687)
Net gain (loss) on investment transactions	(13,275,819)
Net increase (decrease) in net assets resulting from operations	$ (13,368,682)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30,2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (92,863)	$ (77,560)
Net realized gain (loss) on investment transactions	(5,365,132)	(8,258,294)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,910,687)	2,843,040
Net increase (decrease) in net assets resulting from operations	(13,368,682)	(5,492,814)
Portfolio share transactions: Proceeds from shares sold	25,726,191	40,803,744
Cost of shares redeemed	(4,844,215)	(3,343,405)
Net increase (decrease) in net assets from Portfolio share transactions	20,881,976	37,460,339
Increase (decrease) in net assets	7,513,294	31,967,525
Net assets at beginning of period	60,107,695	28,140,170
Net assets at end of period (including accumulated net investment loss of $92,863 at June 30, 2002)	$ 67,620,989	$ 60,107,695
Other Information
Shares outstanding at beginning of period	6,353,061	2,467,850
Shares sold	2,849,005	4,225,617
Shares redeemed	(563,219)	(340,406)
Net increase (decrease) in Portfolio shares	2,285,786	3,885,211
Shares outstanding at end of period	8,638,847	6,353,061

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.46	$ 11.40	$ 12.84	$ 10.00
Income (loss) from investment operations: Net investment income[d]	(.01)	(.02)	(.05)	-
Net realized and unrealized gain (loss) on investment transactions	(1.62)	(1.92)	(1.04)	2.84
Total from investment operations	(1.63)	(1.94)	(1.09)	2.84
Less distributions from: Net realized gains on investment transactions	-	-	(.35)	-
Total distributions	-	-	(.35)	-
Net asset value, end of period	$ 7.83	$ 9.46	$ 11.40	$ 12.84
Total Return (%)	(17.23)**	(17.02)	(9.02)[e]	28.40e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	60	28	3
Ratio of expenses before expense reductions (%)	1.04*	1.13	1.33	7.49*
Ratio of expenses after expense reductions (%)	1.04*	1.11	1.02	1.10*
Ratio of net investment income (loss) (%)	(.27)*	(.21)	(.37)	(.19)*
Portfolio turnover rate (%)	112*	98	323	336*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Focus Value+Growth Portfolio

Fears of more terrorist attacks and continued accounting scandals caused nearly all segments of the stock market to decline over the last six months. Scudder Focus Value+Growth Portfolio lost ground, falling further than its benchmark, the S&P 500 Index.

On April 8, 2002, Dreman Value Management, a firm specializing in contrarian value investing (buying out-of-favor stocks), took over management of the value portfolio. The team uses a disciplined investment strategy that emphasizes stocks of fundamentally sound companies with price-to-earnings ratios below that of the overall market. The team's approach also emphasizes stocks with below-average price-to-book and price-to-cash-flow ratios and those with above-average dividend yields. The new managers have completely restructured the value portfolio, choosing stocks that better complement their contrarian philosophy.

The portfolio's value managers used wild market volatility to build a portfolio of stocks beaten down by investor panic. The selection process led to concentrations in four market segments - financials, primarily Fannie Mae and Freddie Mac; health care, primarily large pharmaceutical stocks; energy and utilities companies, primarily those beaten down by the Enron crisis; and tobacco companies. Portfolio Manager David Dreman is enthusiastic about the portfolio, but over the last couple of months many of these new stocks struggled. He believes that when the market turns, this lineup should produce solid performance.

Concentration in the growth portfolio remains in consumer stocks, technology, health care and financials. Consumer cyclical stocks provided the strongest performance, with retailers leading the way. On the negative side, technology, health care and financials were among the hardest hit.

Both management teams believe that the economy has begun to recover, but don't expect a quick bounce-back. They believe it is unlikely the overall market will rebound until it is clear that corporate fundamentals and profitability are improving and that accounting and corporate governance issues have passed.

David N. Dreman
Lead Manager

F. James Hutchinson
Portfolio Manager

Spiros Segalas
Kathleen McCarragher
Co-Managers

Jennison Associates LLC
Dreman Value Management LLC (Subadvisor for the Growth Portion of the Portfolio)
(Subadvisor for the Value Portion of the Portfolio)

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 96.9%
Communications 0.8%
Telephone/Communications
BellSouth Corp.	30,150	949,725
Consumer Discretionary 15.8%
Department & Chain Stores 6.5%
Kohl's Corp.*	61,100	4,281,888
Lowe's Companies, Inc.	81,800	3,713,720
		7,995,608
Hotels & Casinos 2.7%
Marriott International, Inc. "A"	86,200	3,279,910
Recreational Products 2.4%
Harley-Davidson, Inc.	57,700	2,958,279
Specialty Retail 4.2%
Borders Group, Inc.*	35,100	645,840
Tiffany & Co.	89,600	3,153,920
Toys ''R'' Us, Inc.*	74,650	1,304,136
		5,103,896
Consumer Staples 10.9%
Alcohol & Tobacco 7.9%
Philip Morris Companies, Inc.	110,050	4,806,984
R.J. Reynolds Tobacco Holdings, Inc.	22,200	1,193,250
UST, Inc.	107,520	3,655,680
		9,655,914
Food & Beverage 3.0%
PepsiCo, Inc.	75,000	3,615,000
Energy 10.1%
Oil & Gas Production 4.4%
Devon Energy Corp.	64,800	3,193,344
El Paso Corp.	61,600	1,269,576
Kerr-McGee Corp.	17,200	921,060
		5,383,980
Oil/Gas Transmission 2.7%
Dynegy, Inc. "A"	261,100	1,879,920
Williams Companies, Inc.	234,100	1,402,259
		3,282,179
Oilfield Services/Equipment 3.0%
BJ Services Co.*	106,800	3,618,384
	Shares	Value ($)
Financial 26.7%
Banks 3.5%
Bank of America Corp.	23,900	1,681,604
J.P. Morgan Chase & Co.	68,200	2,313,344
Wachovia Corp.	6,700	255,806
		4,250,754
Consumer Finance 2.6%
Citigroup, Inc.	81,461	3,156,614
Insurance 2.8%
American International Group, Inc.	50,600	3,452,437
Other Financial Companies 17.8%
Fannie Mae	86,300	6,364,625
Freddie Mac	105,400	6,450,480
Merrill Lynch & Co., Inc.	134,400	5,443,200
Washington Mutual, Inc.	95,300	3,536,583
		21,794,888
Health 16.2%
Biotechnology 2.3%
Genentech, Inc.*	82,200	2,753,700
Medical Supply & Specialty 2.6%
Johnson & Johnson	60,000	3,135,600
Pharmaceuticals 11.3%
Bristol-Myers Squibb Co.	138,800	3,567,160
Merck & Co., Inc.	81,050	4,104,372
Pharmacia Corp.	31,900	1,194,655
Schering-Plough Corp.	77,700	1,911,420
Wyeth	60,300	3,087,360
		13,864,967
Manufacturing 2.4%
Diversified Manufacturing
Tyco International Ltd.	214,350	2,895,869
Media 2.8%
Broadcasting & Entertainment
Viacom, Inc. "B"*	78,300	3,474,171
Technology 10.5%
Computer Software 3.1%
Microsoft Corp.*	68,500	3,746,950
Electronic Components/Distributors 2.4%
Cisco Systems, Inc.*	214,000	2,985,300
	Shares	Value ($)
Electronic Data Processing 2.7%
Dell Computer Corp.*	127,300	3,327,621
Semiconductors 2.3%
Texas Instruments, Inc.	116,900	2,770,530
Utilities 0.7%
Electric Utilities
Mirant Corp.*	55,700	406,610
Reliant Resources, Inc.*	55,450	485,188
		891,798
Total Common Stocks (Cost $137,985,055)		118,344,074

	Shares	Value ($)
Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,848,344)	3,848,345	3,848,344
Total Investment Portfolio - 100.0% (Cost $141,833,399) (a)		122,192,418

Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $143,145,785. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $20,953,367. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,648,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,602,168.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $141,833,399)	$ 122,192,418
Cash	10,000
Receivable for investments sold	212,880
Dividends receivable	112,234
Interest receivable	1,411
Receivable for Portfolio shares sold	87,261
Total assets	122,616,204
Liabilities
Payable for investments purchased	914,425
Payable for Portfolio shares redeemed	27,651
Accrued management fee	85,842
Other accrued expenses and payables	32,885
Total liabilities	1,060,803
Net assets, at value	$ 121,555,401
Net Assets
Net assets consist of: Undistributed net investment income	242,543
Net unrealized appreciation (depreciation) on investments	(19,640,981)
Accumulated net realized gain (loss)	(15,250,415)
Paid-in capital	156,204,254
Net assets, at value	$ 121,555,401
Net Asset Value and redemption price per share ($121,555,401 / 11,097,662 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.95

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 813,874
Interest	53,665
Total Income	867,539
Expenses: Management fee	511,804
Custodian fees	5,854
Auditing	7,231
Legal	2,166
Trustees' fees and expenses	2,435
Reports to shareholders	28,452
Other	4,723
Total expenses, before expense reductions	562,665
Expense reductions	(26)
Total expenses, after expense reductions	562,639
Net investment income (loss)	304,900
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,255,487)
Net unrealized appreciation (depreciation) during the period on investments	(20,918,554)
Net gain (loss) on investment transactions	(23,174,041)
Net increase (decrease) in net assets resulting from operations	$ (22,869,141)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 304,900	$ 903,862
Net realized gain (loss) on investment transactions	(2,255,487)	(12,799,787)
Net unrealized appreciation (depreciation) on investment transactions during the period	(20,918,554)	(10,442,337)
Net increase (decrease) in net assets resulting from operations	(22,869,141)	(22,338,262)
Distributions to shareholders from: Net investment income	(658,082)	(914,441)
Net realized gains	-	(9,601,639)
Portfolio share transactions: Proceeds from shares sold	12,113,953	27,203,393
Reinvestment of distributions	658,082	10,516,080
Cost of shares redeemed	(7,494,731)	(18,238,788)
Net increase (decrease) in net assets from Portfolio share transactions	5,277,304	19,480,685
Increase (decrease) in net assets	(18,249,919)	(13,373,657)
Net assets at beginning of period	139,805,320	153,178,977
Net assets at end of period (including undistributed net investment income of $242,543 and $595,725, respectively)	$ 121,555,401	$ 139,805,320
Other Information
Shares outstanding at beginning of period	10,690,065	9,252,858
Shares sold	957,564	1,952,649
Shares issued to shareholders in reinvestment of distributions	49,742	768,798
Shares redeemed	(599,709)	(1,284,240)
Net increase (decrease) in Portfolio shares	407,597	1,437,207
Shares outstanding at end of period	11,097,662	10,690,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25	$ 11.46
Income (loss) from investment operations: Net investment income (loss)	.03[c]	.09[c]	.12[c]	.08[c]	.08	.12
Net realized and unrealized gain (loss) on investment transactions	(2.10)	(2.41)	(.73)	2.62	2.78	2.77
Total from investment operations	(2.07)	(2.32)	(.61)	2.70	2.86	2.89
Less distributions from: Net investment income	(.06)	(.10)	(.10)	(.10)	-	(.10)
Net realized gains on investment transactions	-	(1.05)	(1.70)	(.35)	(.40)	-
Total distributions	(.06)	(1.15)	(1.80)	(.45)	(.40)	(.10)
Net asset value, end of period	$ 10.95	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25
Total Return (%)	(15.90)**	(14.35)	(3.90)	16.52	20.17	25.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	140	153	172	152	69
Ratio of expenses before expense reductions (%)	.82*	.79	.81	.83	.78	.84
Ratio of expenses after expense reductions (%)	.82*	.79	.81	.82	.78	.84
Ratio of net investment income (loss) (%)	.45*	.64	.66	.46	.80	.95
Portfolio turnover rate (%)	140*	180	39	102	102	50

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Index 500 Portfolio

The performance of the SVS Index 500 Portfolio was hampered by broad stock market weakness during the first half of 2002. Stock prices came under pressure due to continuing credit concerns and corporate accounting practices. In addition, positive economic news was overshadowed by fears of terrorism, geopolitical instability, and questions about the reliability of corporate earnings reports.

Sectors with the highest level of economic sensitivity generally performed well, as investors gravitated to defensive sectors amid a challenging environment. As a result, basic materials and consumer staples provided the strongest returns for the period. On the negative side, information technology was the worst performing sector, accounting for a third of the loss in the S&P 500 Index. Telecommunications services, a sector where many companies appeared to be teetering on the brink of bankruptcy, also sustained heavy losses. Value, as a group, outperformed growth for the period. At the close of the first half, financials held the S&P 500's largest sector weighting. Information technology remained second, just ahead of health care and consumer discretionary.

Management expects market volatility to remain high over the second half of the year, and believes that the S&P 500 Index has the potential to provide negative returns for the third consecutive calendar year. If this occurs, it would be the first time it has done so since the beginning of World War II. However, the favorable performance of the U.S. economy, an expected rebound in corporate earnings, and continued low interest rates should set the stage for a gradual, sustainable long-term recovery.

Patrick Cannon
Lead Manager
Deutsche Investment Management Americas Inc.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 98.1%
Communications 4.3%
Cellular Telephone 0.5%
AT&T Wireless Services, Inc.*	72,389	423,476
Nextel Communications, Inc. "A"*	23,346	74,941
QUALCOMM, Inc.*	20,414	561,181
Sprint Corp. (PCS Group)*	24,620	110,051
		1,169,649
Telephone/Communications 3.8%
ADC Telecommunications, Inc.*	25,507	58,411
ALLTEL Corp.	8,947	420,509
AT&T Corp.	105,095	1,124,517
Avaya, Inc.*	7,237	35,823
BellSouth Corp.	51,867	1,633,811
CenturyTel, Inc.	3,933	116,024
Citizens Communications Co.*	5,700	47,652
JDS Uniphase Corp.*	40,132	107,955
Qwest Communications International, Inc.	47,396	132,709
SBC Communications, Inc.	90,883	2,771,932
Sprint Corp.	22,678	240,614
Verizon Communications, Inc.	73,310	2,943,397
		9,633,354
Construction 0.6%
Building Materials 0.0%
Vulcan Materials Co.	2,110	92,418
Building Products 0.3%
American Standard Companies, Inc.*	1,900	142,690
Georgia-Pacific Corp.	5,941	146,030
Masco Corp.	13,826	374,823
		663,543
Forest Products 0.2%
Louisiana-Pacific Corp.	1,880	19,909
Plum Creek Timber Co., Inc. (REIT)	4,000	122,800
Weyerhaeuser Co.	6,332	404,298
		547,007
Homebuilding 0.1%
KB Home	1,727	88,958
Pulte Homes, Inc.	1,995	114,673
		203,631
	Shares	Value ($)
Consumer Discretionary 9.0%
Apparel & Shoes 0.3%
Jones Apparel Group, Inc.*	3,766	141,225
Liz Claiborne, Inc.	2,466	78,419
NIKE, Inc. "B"	7,789	417,880
Reebok International Ltd.*	1,518	44,781
		682,305
Department & Chain Stores 6.5%
Bed Bath & Beyond, Inc.*	8,480	320,035
Best Buy Co., Inc.*	8,184	297,079
Costco Wholesale Corp.*	12,903	498,314
CVS Corp.	10,484	320,810
Dillard's, Inc.	2,751	72,324
Dollar General Corp.	10,012	190,528
Federated Department Stores, Inc.*	5,328	211,522
Gap, Inc.	22,984	326,373
Home Depot, Inc.	63,455	2,330,702
J.C. Penny Co., Inc.	7,067	155,615
Kohl's Corp.*	8,841	619,577
Lowe's Companies, Inc.	20,748	941,959
Nordstrom, Inc.	2,738	62,016
Sears, Roebuck & Co.	8,723	473,659
Target Corp.	24,729	942,175
The Limited, Inc.	14,781	314,835
The May Department Stores Co.	8,600	283,198
TJX Companies, Inc.	15,504	304,033
Wal-Mart Stores, Inc.	120,496	6,628,485
Walgreen Co.	28,479	1,100,144
		16,393,383
Home Furnishings 0.1%
Newell Rubbermaid, Inc.	7,246	254,045
Tupperware Corp.	909	18,898
		272,943
Hotels & Casinos 0.5%
Carnival Corp. "A"	16,747	463,724
Harrah's Entertainment, Inc.*	3,419	151,633
Hilton Hotels Corp.	10,840	150,676
Marriott International, Inc. "A"	7,055	268,443
Starwood Hotels & Resorts Worldwide, Inc.	4,763	156,655
		1,191,131
Recreational Products 0.4%
Brunswick Corp.	1,621	45,388
Harley-Davidson, Inc.	8,530	437,333
Hasbro, Inc.	3,827	51,894
	Shares	Value ($)
International Game Technology*	2,540	144,018
Mattel, Inc.	11,863	250,072
		928,705
Restaurants 0.7%
Darden Restaurants, Inc.	4,583	113,188
McDonald's Corp.	34,338	976,916
Starbucks Corp.*	11,380	282,793
Wendy's International, Inc.	3,311	131,877
YUM! Brands, Inc.	7,354	215,105
		1,719,879
Specialty Retail 0.5%
AutoZone, Inc.*	2,909	224,866
Big Lots, Inc.	3,292	64,787
Circuit City Stores - Circuit City Group	5,523	103,556
Family Dollar Stores, Inc.	4,379	154,360
Office Depot, Inc.*	7,203	121,010
RadioShack Corp.	4,170	125,350
Staples, Inc.*	13,693	269,752
Tiffany & Co.	3,500	123,200
Toys ''R'' Us, Inc.*	6,492	113,415
		1,300,296
Consumer Staples 9.1%
Alcohol & Tobacco 1.6%
Adolph Coors Co. "B"	1,368	85,226
Anheuser-Busch Companies, Inc.	24,418	1,220,900
Brown-Forman Corp. "B"	1,390	95,910
Philip Morris Companies, Inc.	57,635	2,517,497
UST, Inc.	3,811	129,574
		4,049,107
Consumer Electronic and Photographic 0.2%
Eastman Kodak Co.	7,159	208,828
Maytag Corp.	2,448	104,407
Whirlpool Corp.	1,899	124,119
		437,354
Consumer Specialties 0.0%
American Greeting Corp. "A"	2,700	44,982
Farming 0.1%
Archer Daniels Midland Co.	15,771	201,711
Food & Beverage 4.7%
Albertson's, Inc.	11,104	338,228
Campbell Soup Co.	10,099	279,338
Coca-Cola Co.	66,956	3,749,536
Coca-Cola Enterprises, Inc.	12,576	277,678
ConAgra, Inc.	15,722	434,713
General Mills, Inc.	9,627	424,358
H.J. Heinz Co.	10,259	421,645
Hershey Foods Corp.	3,876	242,250
	Shares	Value ($)
Kellogg Co.	11,982	429,675
Kroger Co.*	22,589	449,521
Pepsi Bottling Group, Inc.	8,300	255,640
PepsiCo, Inc.	47,440	2,286,608
Safeway, Inc.*	13,371	390,299
Sara Lee Corp.	22,806	470,716
Supervalu, Inc.	2,570	63,042
Unilever NV (New York shares)	16,126	1,044,965
William Wrigley Jr. Co.	5,570	308,300
Winn-Dixie Stores, Inc.	2,657	41,423
		11,907,935
Package Goods/Cosmetics 2.6%
Alberto-Culver Co. "B"	1,100	52,580
Avon Products, Inc.	6,053	316,209
Clorox Co.	6,330	261,746
Colgate-Palmolive Co.	15,451	773,323
Gillette Co.	29,589	1,002,179
International Flavors & Fragrances, Inc.	1,711	55,590
Kimberly-Clark Corp.	14,681	910,222
Procter & Gamble Co.	34,991	3,124,696
		6,496,545
Textiles 0.0%
VF Corp.	2,221	87,085
Durables 2.7%
Aerospace 1.3%
Boeing Co.	22,568	1,015,560
Goodrich Corp.	2,432	66,442
Lockheed Martin Corp.	12,244	850,958
Northrop Grumman Corp.	2,925	365,625
Rockwell Automation, Inc.	3,956	79,041
Rockwell Collins, Inc.	4,256	116,700
United Technologies Corp.	13,257	900,150
		3,394,476
Automobiles 0.8%
Cummins, Inc.	1,562	51,702
Dana Corp.	3,657	67,764
Delphi Automotive Systems Corp.	14,783	195,136
Ford Motor Co.	49,800	796,800
General Motors Corp.	14,834	792,877
Genuine Parts Co.	3,809	132,820
Navistar International Corp.	1,921	61,472
		2,098,571
Construction/Agricultural Equipment 0.4%
Caterpillar, Inc.	9,017	441,382
Deere & Co.	6,458	309,338
PACCAR, Inc.	3,723	165,264
		915,984
	Shares	Value ($)
Leasing Companies 0.0%
Ryder System, Inc.	2,252	61,007
Telecommunications Equipment 0.2%
Andrew Corp.*	3,680	52,734
CIENA Corp.*	14,000	58,660
Nortel Networks Corp.	88,712	128,632
Palm, Inc.*	18,778	33,049
Scientific-Atlanta, Inc.	4,568	75,144
Tellabs, Inc.*	13,324	84,208
		432,427
Tires 0.0%
Cooper Tire & Rubber Co.	1,149	23,612
Goodyear Tire & Rubber Co.	4,120	77,085
		100,697
Energy 7.9%
Engineering 0.0%
McDermott International, Inc.*	877	7,104
Oil & Gas Production 2.1%
Anadarko Petroleum Corp.	6,088	300,138
Apache Corp.	3,444	197,978
Burlington Resources, Inc.	5,814	220,932
ChevronTexaco Corp.	28,653	2,535,753
Conoco, Inc.	18,138	504,236
Devon Energy Corp.	4,031	198,648
El Paso Corp.	14,941	307,934
EOG Resources, Inc.	3,339	132,558
Kerr-McGee Corp.	2,170	116,204
Marathon Oil Corp.	9,222	250,101
Nisource, Inc.	6,451	140,825
Noble Corp.*	4,300	165,980
Occidental Petroleum Corp.	11,035	330,940
		5,402,227
Oil Companies 4.8%
Amerada Hess Corp.	2,376	196,020
Ashland, Inc.	1,115	45,158
Exxon Mobil Corp.	183,457	7,507,060
Phillips Petroleum Co.	10,919	642,923
Royal Dutch Petroleum Co. (New York shares)	58,485	3,232,466
Unocal Corp.	6,959	257,065
Xcel Energy, Inc.	12,287	206,053
		12,086,745
Oil/Gas Transmission 0.4%
Dynegy, Inc. "A"	11,284	81,245
Exelon Corp.	8,502	444,655
Kinder Morgan, Inc.	3,264	124,097
Sempra Energy	5,076	112,332
Sunoco, Inc.	1,902	67,768
	Shares	Value ($)
Williams Companies, Inc.	14,050	84,160
		914,257
Oilfield Services/Equipment 0.6%
Baker Hughes, Inc.	8,132	270,714
BJ Services Co.*	4,700	159,236
Halliburton Co.	10,591	168,821
Nabors Industries Ltd.*	4,298	151,719
Rowan Companies, Inc.	3,277	70,292
Schlumberger Ltd.	15,721	731,027
		1,551,809
Financial 19.1%
Banks 7.9%
AmSouth Bancorp.	8,145	182,285
Bank of America Corp.	41,309	2,906,501
Bank of New York Co., Inc.	20,079	677,666
Bank One Corp.	32,462	1,249,138
BB&T Corp.	12,042	464,821
Comerica, Inc.	5,346	328,244
Fifth Third Bancorp.	16,624	1,107,990
First Tennessee National Corp.	3,600	137,880
FleetBoston Financial Corp.	29,780	963,383
Golden West Financial Corp.	4,603	316,594
Huntington Bancshares, Inc.	4,610	89,526
J.P. Morgan Chase & Co.	53,248	1,806,172
KeyCorp	12,460	340,158
Marshall & Ilsley Corp.	4,800	148,464
MBNA Corp.	23,914	790,836
Mellon Financial Corp.	10,917	343,121
National City Corp.	16,770	557,603
Northern Trust Corp.	6,649	292,955
PNC Financial Services Group	8,437	441,086
Regions Financial Corp.	5,164	181,515
SouthTrust Corp.	9,938	259,581
State Street Corp.	9,190	410,793
SunTrust Banks, Inc.	8,395	568,509
U.S. Bancorp.	53,246	1,243,294
Union Planters Corp.	4,326	140,033
Wachovia Corp.	38,176	1,457,560
Wells Fargo & Co.	45,816	2,293,549
Zions Bancorp.	3,000	156,300
		19,855,557
Consumer Finance 3.1%
American Express Co.	35,475	1,288,452
Capital One Finance Corp.	5,651	344,994
Citigroup, Inc.	139,188	5,393,535
Household International, Inc.	11,999	596,350
Synovus Financial Corp.	6,982	192,145
		7,815,476
Insurance 4.4%
Ace Ltd.	6,600	208,560
	Shares	Value ($)
AFLAC, Inc.	14,412	461,184
Allstate Corp.	20,024	740,488
AMBAC Financial Group, Inc.	3,167	212,822
American International Group, Inc.	70,552	4,813,763
Aon Corp.	6,983	205,859
Chubb Corp.	4,687	331,840
CIGNA Corp.	4,084	397,863
Cincinnati Financial Corp.	3,781	175,930
Conseco, Inc.*	11,917	23,834
Hartford Financial Services Group, Inc.	7,064	420,096
Jefferson-Pilot Corp.	4,273	200,831
John Hancock Financial Services, Inc.	8,844	311,309
Lincoln National Corp.	5,801	243,642
MBIA, Inc.	4,025	227,533
MetLife, Inc.	20,300	584,640
MGIC Investment Corp.	2,477	167,941
Progressive Corp.	5,811	336,166
Providian Financial Corp.	8,314	48,886
Safeco Corp.	4,405	136,070
St. Paul Companies, Inc.	6,242	242,939
Torchmark Corp.	2,489	95,080
UnumProvident Corp.	5,716	145,472
XL Capital Ltd. "A"	3,400	287,980
		11,020,728
Other Financial Companies 3.4%
Charter One Financial, Inc.	6,467	222,337
Countrywide Credit Industries, Inc.	2,831	136,596
Fannie Mae	26,965	1,988,669
Franklin Resources, Inc.	7,490	319,374
Freddie Mac	19,345	1,183,914
Lehman Brothers Holdings, Inc.	6,291	393,313
Marsh & McLennan Companies, Inc.	7,711	744,883
Merrill Lynch & Co., Inc.	22,899	927,410
Morgan Stanley	29,534	1,272,325
SLM Corp.	4,243	411,147
T. Rowe Price Group, Inc.	3,853	126,687
Washington Mutual, Inc.	25,968	963,672
		8,690,327
Real Estate 0.3%
Equity Office Properties Trust (REIT)	11,900	358,190
Equity Residential (REIT)	6,900	198,375
Simon Property Group, Inc. (REIT)	3,200	117,888
		674,453
	Shares	Value ($)
Health 13.4%
Biotechnology 0.9%
Amgen, Inc.*	28,314	1,185,790
Biogen, Inc.*	4,425	183,328
Chiron Corp.*	5,700	201,210
Genzyme Corp. (General Division)*	5,200	100,048
Immunex Corp.*	14,900	332,866
MedImmune, Inc.*	6,248	164,947
PPL Corp.	3,079	101,853
		2,270,042
Health Industry Services 0.8%
Aetna, Inc.	3,550	170,294
Cardinal Health, Inc.	12,631	775,670
HEALTHSOUTH Corp.*	9,935	127,069
Humana, Inc.*	4,500	70,335
IMS Health, Inc.	7,316	131,322
McKesson Corp.	7,890	258,003
PerkinElmer, Inc.	3,520	38,896
Quintiles Transnational Corp.*	3,611	45,101
Wellpoint Health Networks, Inc.*	3,714	288,986
		1,905,676
Hospital Management 0.9%
HCA, Inc.	14,521	689,748
Health Management Associates, Inc.*	6,800	137,020
Manor Care, Inc.*	3,138	72,174
Tenet Healthcare Corp.*	9,215	659,333
UnitedHealth Group, Inc.	8,024	734,597
		2,292,872
Medical Supply & Specialty 3.3%
Applera Corp. - Applied Biosystems Group	4,941	96,300
Bausch & Lomb, Inc.	1,382	46,781
Baxter International, Inc.	16,918	752,005
Becton, Dickinson & Co.	6,659	229,403
Biomet, Inc.	8,012	217,285
Boston Scientific Corp.*	11,577	339,438
C.R. Bard, Inc.	1,558	88,152
Guidant Corp.*	7,567	228,750
Johnson & Johnson	81,344	4,251,037
Medtronic, Inc.	33,273	1,425,748
St. Jude Medical, Inc.*	2,115	156,193
Stryker Corp.	5,699	304,953
Waters Corp.*	3,000	80,100
Zimmer Holdings, Inc.*	4,673	166,639
		8,382,784
	Shares	Value ($)
Pharmaceuticals 7.5%
Abbott Laboratories	43,082	1,622,037
Allergan, Inc.	3,491	233,024
AmerisourceBergen Corp.	2,644	200,944
Bristol-Myers Squibb Co.	53,231	1,368,037
Eli Lilly & Co.	31,065	1,752,066
Forest Laboratories, Inc.*	4,510	319,308
King Pharmaceuticals, Inc.	6,398	142,356
Merck & Co., Inc.	61,009	3,089,496
Pfizer, Inc.	169,073	5,917,555
Pharmacia Corp.	35,905	1,344,642
Schering-Plough Corp.	40,847	1,004,836
Watson Pharmaceuticals, Inc.*	2,250	56,858
Wyeth	36,553	1,871,514
		18,922,673
Manufacturing 8.3%
Chemicals 1.3%
Dow Chemical Co.	24,491	842,001
E.I. du Pont de Nemours & Co.	28,090	1,247,196
Eastman Chemical Co.	2,243	105,197
Engelhard Corp.	2,600	73,632
Great Lakes Chemicals Corp.	800	21,192
Hercules, Inc.*	1,807	20,961
PPG Industries, Inc.	5,105	316,000
Praxair, Inc.	4,134	235,514
Rohm & Haas Co.	5,626	227,797
Sigma-Aldrich Corp.	2,368	118,755
		3,208,245
Containers & Paper 0.5%
Bemis Company, Inc.	856	40,660
Boise Cascade Corp.	1,869	64,537
International Paper Co.	12,852	560,090
MeadWestvaco Corp.	5,494	184,372
Pactiv Corp.*	4,498	107,052
Sealed Air Corp.*	1,895	76,312
Temple-Inland, Inc.	1,868	108,082
		1,141,105
Diversified Manufacturing 5.1%
3M Co.	10,410	1,280,417
Ball Corp.	1,600	66,368
Crane Co.	914	23,197
Dover Corp.	5,678	198,730
Eaton Corp.	2,116	153,939
Fortune Brands, Inc.	4,609	258,104
General Electric Co.	269,272	7,822,352
Honeywell International, Inc.	21,613	761,426
Illinois Tool Works, Inc.	8,818	602,269
ITT Industries, Inc.	2,919	206,081
	Shares	Value ($)
Leggett & Platt, Inc.	4,157	97,274
Loews Corp.	5,734	303,845
Textron, Inc.	3,643	170,857
Thermo Electron Corp.*	3,705	61,133
TRW, Inc.	3,700	210,826
Tyco International Ltd.	53,342	720,650
		12,937,468
Electrical Products 0.3%
American Power Conversion Corp.*	5,323	67,229
Cooper Industries, Inc. "A"	2,951	115,974
Emerson Electric Co.	12,062	645,438
Power-One, Inc.*	1,882	11,706
Thomas & Betts Corp.	1,227	22,822
		863,169
Hand Tools 0.2%
Black & Decker Corp.	2,594	125,031
Danaher Corp.	3,847	255,248
Snap-On, Inc.	893	26,513
Stanley Works	2,285	93,708
		500,500
Industrial Specialty 0.2%
Avery Dennison Corp.	3,215	201,741
Centex Corp.	1,984	114,655
Corning, Inc.	28,334	100,586
Pall Corp.	2,253	46,750
Sherwin-Williams Co.	4,604	137,798
		601,530
Machinery/Components/Controls 0.4%
Ingersoll-Rand Co. "A"	4,611	210,538
Johnson Controls, Inc.	2,615	213,410
Millipore Corp.	831	26,575
Parker-Hannifin Corp.	3,598	171,948
Pitney Bowes, Inc.	7,191	285,627
Visteon Corp.	2,094	29,735
		937,833
Office Equipment/Supplies 0.1%
Lexmark International, Inc.*	3,370	183,328
Xerox Corp.*	21,084	146,955
		330,283
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc.	6,585	332,345
Wholesale Distributors 0.1%
W.W. Grainger, Inc.	2,674	133,967
Media 3.2%
Advertising 0.2%
Interpublic Group of Companies, Inc.	9,799	242,623
Omnicom Group, Inc.	5,531	253,320
	Shares	Value ($)
TMP Worldwide, Inc.*	3,056	65,704
		561,647
Broadcasting & Entertainment 2.2%
AOL Time Warner, Inc.*	120,040	1,765,788
Clear Channel Communications, Inc.*	16,226	519,557
Univision Communications, Inc. "A"*	5,500	172,700
Viacom, Inc. "B"*	48,214	2,139,255
Walt Disney Co.	56,746	1,072,499
		5,669,799
Cable Television 0.3%
Comcast Corp. "A"*	26,640	635,098
Print Media 0.5%
Gannett Co., Inc.	7,732	586,859
Knight-Ridder, Inc.	1,834	115,450
Meredith Corp.	800	30,680
New York Times Co. "A"	3,961	203,992
Tribune Co.	8,888	386,628
		1,323,609
Metals and Minerals 0.9%
Precious Metals 0.3%
Barrick Gold Corp.	15,674	297,641
Freeport McMoRan Copper & Gold, Inc. "B"*	4,087	72,953
Newmont Mining Corp.	10,015	263,695
Placer Dome, Inc.	6,946	77,926
		712,215
Steel & Metals 0.6%
Alcan, Inc.	9,382	357,250
Alcoa, Inc.	23,497	778,926
Allegheny Technologies, Inc.	1,267	20,019
Inco Ltd.*	3,818	86,440
Nucor Corp.	2,176	141,527
Phelps Dodge Corp.	2,854	117,585
United States Steel Corp.	2,961	58,894
Worthington Industries, Inc.	1,426	25,811
		1,586,452
Service Industries 3.5%
EDP Services 1.0%
Automatic Data Processing, Inc.	17,438	759,425
Computer Sciences Corp.*	4,536	216,821
Electronic Data Systems Corp.	12,440	462,146
First Data Corp.	20,280	754,416
Fiserv, Inc.*	5,801	212,955
		2,405,763
Environmental Services 0.3%
Allied Waste Industries, Inc.*	4,039	38,774
Transocean SedeoForex, Inc.	8,024	249,948
	Shares	Value ($)
Waste Management, Inc.	17,182	447,591
		736,313
Investment 0.3%
Bear Stearns Companies, Inc.	2,885	176,562
Charles Schwab Corp.	37,521	420,235
Stilwell Financial, Inc.	5,856	106,579
		703,376
Miscellaneous Commercial Services 1.1%
Cendant Corp.*	27,166	431,396
Cintas Corp.	4,600	227,240
Concord EFS, Inc.*	14,514	437,452
Convergys Corp.*	4,647	90,524
Ecolab, Inc.	2,943	136,055
Fluor Corp.	1,825	71,084
Moody's Corp.	4,594	228,552
NCR Corp.*	2,494	86,292
Paychex, Inc.	10,848	339,434
Robert Half International, Inc.*	4,000	93,200
Sysco Corp.	18,824	512,389
Tektronix, Inc.*	1,524	28,514
		2,682,132
Miscellaneous Consumer Services 0.5%
Apollo Group, Inc. "A"*	4,800	189,168
H&R Block, Inc.	4,976	229,642
Sabre Holdings Corp.*	3,661	131,064
TXU Corp.	7,126	367,345
Yahoo! Inc.*	16,566	244,514
		1,161,733
Printing/Publishing 0.3%
Deluxe Corp.	2,009	78,130
Dow Jones & Co., Inc.	1,720	83,334
Equifax, Inc.	3,224	87,048
McGraw-Hill, Inc.	5,827	347,872
R.R. Donnelley & Sons Co.	2,064	56,863
		653,247
Technology 13.0%
Computer Software 4.4%
Adobe Systems, Inc.	6,970	198,645
Autodesk, Inc.	4,018	53,239
BMC Software, Inc.*	6,008	99,733
Citrix Systems, Inc.*	5,864	35,419
Computer Associates International, Inc.	15,365	244,150
Compuware Corp.*	11,946	72,512
Comverse Technologies, Inc.*	5,973	55,310
Intuit, Inc.*	6,000	298,320
Mercury Interactive Corp.*	2,790	64,058
Microsoft Corp.*	146,874	8,034,008
NVIDIA Corp.*	4,600	79,028
	Shares	Value ($)
Oracle Corp.*	150,725	1,427,366
Parametric Technology Corp.*	7,591	27,168
PeopleSoft, Inc.*	9,064	134,872
Rational Software Corp.*	6,300	51,723
Siebel Systems, Inc.*	12,359	175,745
		11,051,296
Diverse Electronic Products 0.9%
Applied Materials, Inc.*	43,706	831,288
Molex, Inc.	5,891	197,525
Motorola, Inc.	62,930	907,451
Solectron Corp.*	22,640	139,236
Teradyne, Inc.*	5,374	126,289
		2,201,789
EDP Peripherals 0.3%
EMC Corp.*	62,348	470,727
Network Appliance, Inc.*	9,612	119,285
Symbol Technologies, Inc.	7,150	60,775
VERITAS Software Corp.*	11,280	223,231
		874,018
Electronic Components/Distributors 1.5%
Advanced Micro Devices, Inc.*	10,895	105,899
Analog Devices, Inc.*	9,428	280,012
Applied Micro Circuits Corp.*	9,600	45,408
Broadcom Corp. "A"*	7,852	137,724
Cisco Systems, Inc.*	198,049	2,762,784
Gateway, Inc.*	8,277	36,750
Jabil Circuit, Inc.*	4,800	101,328
Lucent Technologies, Inc.*	93,169	154,661
PMC-Sierra, Inc.*	5,573	51,662
		3,676,228
Electronic Data Processing 2.8%
Apple Computer, Inc.*	10,591	187,673
Dell Computer Corp.*	69,947	1,828,415
Hewlett-Packard Co.	82,019	1,253,250
International Business Machines Corp.	46,263	3,330,936
Sun Microsystems, Inc.*	86,082	431,271
Unisys Corp.*	7,080	63,720
		7,095,265
Military Electronics 0.4%
General Dynamics Corp.	5,680	604,068
Raytheon Co.	10,597	431,828
		1,035,896
Office/Plant Automation 0.0%
Novell, Inc.*	9,975	32,020
Precision Instruments 0.1%
Agilent Technologies, Inc.*	12,148	287,300
Semiconductors 2.6%
Altera Corp.*	11,146	151,586
	Shares	Value ($)
Intel Corp.	180,728	3,301,901
KLA-Tencor Corp.*	5,295	232,927
Linear Technology Corp.	9,100	286,013
LSI Logic Corp.*	8,413	73,614
Maxim Integrated Products, Inc.*	8,190	313,923
Micron Technology, Inc.*	15,703	317,515
National Semiconductor Corp.*	5,301	154,630
Novellus Systems, Inc.*	4,401	149,634
QLogic Corp.*	2,841	108,242
Sanmina Corp.*	15,132	95,483
Texas Instruments, Inc.	46,395	1,099,562
Vitesse Semiconductor Corp.*	7,400	23,384
Xilinx, Inc.*	8,530	191,328
		6,499,742
Transportation 0.9%
Air Freight 0.2%
FedEx Corp.	8,096	432,326
Airlines 0.2%
AMR Corp.*	4,047	68,232
Delta Air Lines, Inc.	2,694	53,880
Southwest Airlines Co.	22,098	357,104
		479,216
Railroads 0.5%
Burlington Northern Santa Fe Corp.	9,279	278,370
CSX Corp.	6,574	230,419
Norfolk Southern Corp.	9,385	219,421
Union Pacific Corp.	7,405	468,588
		1,196,798
Utilities 2.2%
Electric Utilities 2.1%
AES Corp.*	15,171	82,227
Allegheny Energy, Inc.	2,610	67,208
Ameren Corp.	3,397	146,105
American Electric Power Co.	10,180	407,404
Calpine Corp.*	11,380	80,001
CINergy Corp.	4,349	156,521
CMS Energy Corp.	5,056	55,515
Consolidated Edison, Inc.	4,844	202,237
Constellation Energy Group, Inc.	3,610	105,917
Dominion Resources, Inc.	8,122	537,676
DTE Energy Co.	4,946	220,789
Duke Energy Corp.	22,528	700,621
Edison International*	10,067	171,139
Entergy Corp.	6,231	264,444
FirstEnergy Corp.	7,963	265,789
FPL Group, Inc.	5,408	324,426
Mirant Corp.*	12,465	90,995
	Shares	Value ($)
PG&E Corp.*	9,431	168,721
Pinnacle West Capital Corp.	1,308	51,666
Progress Energy, Inc.	5,323	276,849
Public Service Enterprise Group, Inc.	6,074	263,004
Southern Co.	19,798	542,465
TECO Energy, Inc.	5,400	133,650
		5,315,369
Natural Gas Distribution 0.1%
KeySpan Corp.	4,232	159,335
NICOR, Inc.	706	32,300
Peoples Energy Corp.	528	19,251
	Shares	Value ($)
Reliant Energy, Inc.	9,365	158,269
		369,155
Total Common Stocks (Cost $299,616,889)		247,183,102
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.66%**, 7/18/2002 (c) (Cost $619,513)	620,000	619,517

	Shares	Value ($)
Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,235,458)	4,235,458	4,235,458
Total Investment Portfolio - 100.0% (Cost $304,471,860) (a)		252,038,077

Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $307,498,482. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $55,460,405. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,888,905 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,349,310.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At June 30, 2002, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At June 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)
S&P 500 Index Future	9/19/2002	19	4,775,477	4,707,250
Total unrealized depreciation on open futures contracts				(68,227)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $304,471,860)	$ 252,038,077
Cash	10,000
Dividends receivable	289,114
Interest receivable	12,764
Receivable for Portfolio shares sold	148,491
Total assets	252,498,446
Liabilities
Payable for Portfolio shares redeemed	77,612
Payable for daily variation margin on open futures contracts	9,400
Accrued management fee	74,454
Other accrued expenses and payables	78,495
Total liabilities	239,961
Net assets, at value	$ 252,258,485
Net Assets
Net assets consist of: Undistributed net investment income	1,063,143
Net unrealized appreciation (depreciation) on: Investments	(52,433,783)
Futures	(68,227)
Accumulated net realized gain (loss)	(10,567,967)
Paid-in capital	314,265,319
Net assets, at value	$ 252,258,485
Net Asset Value and redemption price per share ($252,258,485 / 34,219,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.37

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,019)	$ 1,739,436
Interest	88,363
Total Income	1,827,799
Expenses: Management fee	497,970
Custodian and accounting fees	79,387
Auditing	24,922
Legal	4,016
Trustees' fees and expenses	3,410
Reports to shareholders	9,273
Registration fees	2,328
Other	5,799
Total expenses, before expense reductions	627,105
Expense reductions	(46)
Total expenses, after expense reductions	627,059
Net investment income (loss)	1,200,740
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,233,325)
Futures	(1,279,517)
(3,512,842)
Net unrealized appreciation (depreciation) during the period on: Investments	(34,539,879)
Futures	(115,966)
(34,655,845)
Net gain (loss) on investment transactions	(38,168,687)
Net increase (decrease) in net assets resulting from operations	$ (36,967,947)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 1,200,740	$ 1,225,136
Net realized gain (loss) on investment transactions	(3,512,842)	(5,793,468)
Net unrealized appreciation (depreciation) on investment transactions during the period	(34,655,845)	(11,091,590)
Net increase (decrease) in net assets resulting from operations	(36,967,947)	(15,659,922)
Distributions to shareholders from: Net investment income	(1,192,208)	(599,089)
Portfolio share transactions: Proceeds from shares sold	87,054,022	155,872,926
Reinvestment of distributions	1,192,208	599,089
Cost of shares redeemed	(17,137,222)	(23,292,796)
Net increase (decrease) in net assets from Portfolio share transactions	71,109,008	133,179,219
Increase (decrease) in net assets	32,948,853	116,920,208
Net assets at beginning of period	219,309,632	102,389,424
Net assets at end of period (including undistributed net investment income of $1,063,143 and $1,054,611, respectively)	$ 252,258,485	$ 219,309,632
Other Information
Shares outstanding at beginning of period	25,657,004	10,470,034
Shares sold	10,519,027	17,850,611
Shares issued to shareholders in reinvestment of distributions	139,930	70,710
Shares redeemed	(2,096,716)	(2,734,351)
Net increase (decrease) in Portfolio shares	8,562,241	15,186,970
Shares outstanding at end of period	34,219,245	25,657,004

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 8.55	$ 9.78	$ 10.96	$ 10.00
Income (loss) from investment operations: Net investment income[d]	.04	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(1.18)	(1.26)	(1.18)	.86
Total from investment operations	(1.14)	(1.18)	(1.08)	.96
Less distributions from: Net investment income	(.04)	(.05)	(.05)	-
Net realized gains on investment transactions	-	-	(.05)	-
Total distributions	(.04)	(.05)	(.10)	-
Net asset value, end of period	$ 7.37	$ 8.55	$ 9.78	$ 10.96
Total Return (%)	(13.41)**	(12.05)[e]	(9.93)[e]	9.55e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	219	102	32
Ratio of expenses before expense reductions (%)	.51*	.65	.88	.84*
Ratio of expenses after expense reductions (%)	.51*	.55	.54	.55*
Ratio of net investment income (loss) (%)	.97*	.88	.90	3.72*
Portfolio turnover rate (%)	1*	13	20	1*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS INVESCO Dynamic Growth Portfolio

For the six-month period ended June 30, 2002, the portfolio declined and underperformed its benchmark, the Russell Midcap Growth Index. We entered the period with the portfolio positioned somewhat aggressively, believing that investors would bid stocks higher as the economy improved. Although the economy has continued its recovery, investor sentiment remained extremely poor, and our strategy hindered performance. Rising uncertainty, whether its source was the economy, geopolitical tensions or corporate accounting fears, had investors feeling quite risk averse during the first half of the year. As such, money generally rotated out of investments believed to be more aggressive and into those deemed more defensive. This trend helped bonds at the expense of stocks, and value stocks at the expense of growth stocks.

Perhaps no sector was hurt more by the deteriorating sentiment than technology. During the period, the group's fundamentals remained depressed and negative earnings pre-announcements were common. Disappointments included Peoplesoft Inc. and Nvidia Corp. which we subsequently sold. The portfolio also experienced poor performance from its telecommunications stocks.

Meanwhile, the portfolio's consumer staples stocks performed well, benefiting from the market's preference for companies with relatively stable financial results. Energy also contributed positively to performance, supported by decreasing inventories of the underlying commodities.

While unnerving headlines dominated investor attention during the period, data revealed the economy continued to take steps toward recovery. Although risks exist, we continue to believe the economy is on track to record healthy growth during the year. We believe it is simply a matter of time before corporate profits start to reflect that improvement. Indeed, we think the second half of the year will witness upward corporate profit revisions and positive earnings surprises.

With this in mind, we continue to favor opportunities that we believe are best positioned to capitalize on the turn. We have maintained our overweight exposure to energy and consumer discretionary stocks, and have recalibrated our overweight financial services exposure, reducing the emphasis on market-sensitive financials. The portfolio also continues to be overweight in technology, as we believe the stronger companies in the sector continue to offer compelling long-term growth prospects, yet trade near the bottom of their historical price ranges. In our opinion, these values fully reflect extreme pessimism, and represent attractive risk/reward opportunities.

Timothy J. Miller
Lead Manager
INVESCO, Subadvisor to the Portfolio

Russell Midcap Growth Index is an index, including reinvested dividends, containing stocks from the Russell Midcap Index with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The stocks represented in this index may experience loss of invested principal and are subject to investment risk.

Investment Portfolio June 30, 2002 (Unaudited)

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)
Common Stocks 92.7%
Communications 1.0%
Cellular Telephone 0.2%
Nextel Partners, Inc.*	12,200	36,722
Telephone/Communications 0.8%
Entercom Communications Corp.*	4,300	197,370
Time Warner Telecom, Inc. "A"*	8,300	13,944
		211,314
Consumer Discretionary 9.7%
Apparel & Shoes 0.2%
Polo Ralph Lauren Corp.*	1,500	33,600
Department & Chain Stores 2.1%
Best Buy Co., Inc.*	5,200	188,760
Kohl's Corp.*	2,650	185,712
The Limited, Inc.	7,300	155,490
		529,962
Hotels & Casinos 2.9%
Harrah's Entertainment, Inc.*	10,000	443,500
Hotels.com "A"*	2,300	97,129
MGM Mirage, Inc.*	5,450	183,938
		724,567
Restaurants 1.3%
CBRL Group, Inc.	7,900	241,108
Starbucks Corp.*	3,800	94,430
		335,538
Specialty Retail 3.2%
Alcon, Inc.*	5,100	174,675
Barnes & Noble, Inc.*	1,300	34,359
Blockbuster, Inc.	4,800	129,120
CDW Computer Centers, Inc.*	7,150	334,692
Office Depot, Inc.*	6,500	109,200
Staples, Inc.*	1,400	27,580
		809,626
Consumer Staples 0.2%
Package Goods/Cosmetics
Estee Lauder Companies, Inc. "A"	1,700	59,840
Energy 6.1%
Oil & Gas Production 2.4%
Apache Corp.	3,430	197,156
Kerr-McGee Corp.	2,700	144,585
Noble Corp.*	4,000	154,400
	Shares	Value ($)
Pioneer Natural Resources Co.*	4,600	119,830
		615,971
Oil Companies 0.4%
Murphy Oil Corp.	1,200	99,000
Oilfield Services/Equipment 3.3%
BJ Services Co.*	7,900	267,652
GlobalSantaFe Corp.	1,700	46,495
Nabors Industries Ltd.*	3,400	120,020
Smith International, Inc.*	5,800	395,502
		829,669
Financial 11.6%
Banks 1.3%
Banknorth Group, Inc.	4,400	114,488
Northern Trust Corp.	4,600	202,676
		317,164
Consumer Finance 1.5%
Capital One Finance Corp.	3,800	231,990
Synovus Financial Corp.	5,500	151,360
		383,350
Insurance 3.3%
AMBAC Financial Group, Inc.	2,700	181,440
John Hancock Financial Services, Inc.	3,600	126,720
Nationwide Financial Services, Inc. "A"	7,100	280,450
Principal Financial Group, Inc.*	7,400	229,400
		818,010
Other Financial Companies 5.5%
A.G. Edwards, Inc.	2,800	108,836
Investment Technology Group, Inc.*	2,850	93,195
Legg Mason, Inc.	5,600	276,304
Lehman Brothers Holdings, Inc.	2,900	181,308
National Commerce Financial Corp.	2,600	68,380
SLM Corp.	2,300	222,870
TCF Financial Corp.	2,400	117,840
The BISYS Group, Inc.*	9,800	326,340
		1,395,073
Health 13.2%
Biotechnology 0.7%
IDEC Pharmaceuticals Corp.*	4,700	166,615
Health Industry Services 1.5%
First Health Group Corp.*	8,100	227,124
	Shares	Value ($)
McKesson Corp.	1,900	62,130
Wellpoint Health Networks, Inc.*	1,200	93,372
		382,626
Medical Supply & Specialty 4.2%
Laboratory Corp. of America Holdings*	7,900	360,635
St. Jude Medical, Inc.*	3,450	254,783
Varian Medical Systems, Inc.*	5,200	210,860
Zimmer Holdings, Inc.*	6,500	231,787
		1,058,065
Pharmaceuticals 6.8%
Allergan, Inc.	4,500	300,375
AmerisourceBergen Corp.	4,690	356,440
Forest Laboratories, Inc.*	8,600	608,880
Gilead Sciences, Inc.*	5,600	184,128
Teva Pharmaceutical Industries Ltd. (ADR)	4,000	267,120
		1,716,943
Manufacturing 6.3%
Chemicals 0.5%
Praxair, Inc.	2,500	142,425
Diversified Manufacturing 2.4%
Eaton Corp.	2,300	167,325
Illinois Tool Works, Inc.	2,500	170,750
ITT Industries, Inc.	1,600	112,960
SPX Corp.*	1,300	152,750
		603,785
Electrical Products 0.2%
AVX Corp.	3,100	50,623
Hand Tools 0.8%
Danaher Corp.	3,000	199,050
Machinery/Components/Controls 1.8%
Cooper Cameron Corp.*	5,600	271,152
Parker-Hannifin Corp.	3,700	176,823
		447,975
Office Equipment/Supplies 0.6%
Lexmark International, Inc.*	1,900	103,360
Polycom, Inc.*	4,200	50,358
		153,718
Media 7.0%
Advertising 2.2%
Lamar Advertising Co.*	8,600	320,006
Omnicom Group, Inc.	3,900	178,620
WPP Group PLC	5,600	47,478
		546,104
	Shares	Value ($)
Broadcasting & Entertainment 3.9%
Cox Radio, Inc. "A"*	3,800	91,580
Metro-Goldwyn-Mayer, Inc.*	10,300	120,510
Univision Communications, Inc. "A"*	7,400	232,360
USA Networks, Inc.*	16,100	377,545
Westwood One, Inc.*	4,500	150,390
		972,385
Cable Television 0.9%
Cablevision Systems Corp. - Rainbow Media Group*	7,544	66,010
EchoStar Communications Corp. "A"*	9,150	169,824
		235,834
Service Industries 10.9%
Asset Management 0.9%
Eaton Vance Corp.	3,700	115,440
Federated Investors, Inc. "B"	3,200	110,624
		226,064
EDP Services 0.7%
Affiliated Computer Services, Inc. "A"*	3,700	175,676
Investment 1.8%
Bear Stearns Companies, Inc.	2,600	159,120
E*TRADE Group, Inc.*	17,600	96,096
Neuberger Berman, Inc.	3,300	120,780
SEI Investments Co.	2,900	81,693
		457,689
Miscellaneous Commercial Services 2.3%
Accenture Ltd. "A"*	1,700	32,300
KPMG Consulting, Inc.*	20,700	307,602
Paychex, Inc.	7,400	231,546
		571,448
Miscellaneous Consumer Services 5.2%
Apollo Group, Inc. "A"*	5,500	216,755
Career Education Corp.*	1,900	85,500
eBay, Inc.*	7,150	440,583
Expedia, Inc.*	4,800	284,592
Robert Half International, Inc.*	11,950	278,435
		1,305,865
Technology 26.5%
Computer Software 7.0%
Adobe Systems, Inc.	7,700	219,450
BEA Systems, Inc.*	21,600	203,256
Check Point Software Technologies Ltd.*	3,400	46,104
Extreme Networks, Inc.*	16,850	164,625
Intuit, Inc.*	7,400	367,928
	Shares	Value ($)
Mercury Interactive Corp.*	6,800	156,128
Network Associates, Inc.*	2,600	50,102
PeopleSoft, Inc.*	11,200	166,656
Quest Software, Inc.*	5,400	78,462
Rational Software Corp.*	9,400	77,174
Siebel Systems, Inc.*	13,000	184,860
TIBCO Software, Inc.*	6,100	33,916
WebMethods, Inc.*	2,300	22,770
		1,771,431
Diverse Electronic Products 1.6%
Molex, Inc.	5,600	187,768
RF Micro Devices, Inc.*	13,700	104,394
Teradyne, Inc.*	5,300	124,550
		416,712
EDP Peripherals 2.8%
Brocade Communications Systems, Inc.*	12,300	215,004
Symantec Corp.*	8,100	266,085
VERITAS Software Corp.*	10,900	215,711
		696,800
Electronic Components/Distributors 2.5%
Analog Devices, Inc.*	5,150	152,955
Applied Micro Circuits Corp.*	7,800	36,894
Broadcom Corp. "A"*	3,600	63,144
Celestica, Inc.*	4,400	99,924
Flextronics International Ltd.*	6,700	47,771
Tech Data Corp.*	6,100	230,885
		631,573
Military Electronics 0.9%
L-3 Communications Holdings, Inc.*	4,100	221,400
Precision Instruments 0.8%
ASML Holding NV*	5,300	80,136
Finisar Corp.*	7,700	18,249
Lam Research Corp.*	5,800	104,284
		202,669
Semiconductors 10.9%
Altera Corp.*	12,600	171,360
Atmel Corp.*	8,300	51,958
	Shares	Value ($)
Cypress Semiconductor Corp.*	8,500	129,030
Emulex Corp.*	4,200	94,542
Fairchild Semiconductor Corp.*	4,800	116,640
Integrated Device Technology, Inc.*	4,400	79,816
KLA-Tencor Corp.*	4,500	197,955
Linear Technology Corp.	8,250	259,298
LSI Logic Corp.*	5,300	46,375
Maxim Integrated Products, Inc.*	7,600	291,308
Microchip Technology, Inc.*	12,550	344,247
Micron Technology, Inc.*	3,450	69,759
National Semiconductor Corp.*	5,900	172,103
Network Appliance, Inc.*	14,900	184,909
Novellus Systems, Inc.*	4,400	149,600
QLogic Corp.*	3,700	140,970
SunGard Data Systems, Inc.*	3,900	103,272
Vitesse Semiconductor Corp.*	3,400	10,744
Xilinx, Inc.*	5,800	130,094
		2,743,980
Other 0.2%
iShares Russell Midcap Growth Index Fund	100	5,720
iShares S&P Midcap Index Fund	400	40,664
		46,384
Total Common Stocks (Cost $25,432,961)		23,343,245

Warrants 0.1%
Service Industries
Miscellaneous Consumer Services
Expedia, Inc.* (Cost $11,200)	710	20,590

Cash Equivalents 7.2%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,818,487)	1,818,487	1,818,487
Total Investment Portfolio - 100.0% (Cost $27,262,648) (a)		25,182,322

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $27,403,389. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $2,221,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,276,745 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,497,812.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $27,262,648)	$ 25,182,322
Cash	10,000
Receivable for investments sold	265,526
Dividends receivable	7,962
Interest receivable	2,470
Receivable for Portfolio shares sold	39,230
Total assets	25,507,510
Liabilities
Payable for investments purchased	196,280
Payable for Portfolio shares redeemed	42
Accrued management fee	47,847
Other accrued expenses and payables	17,702
Total liabilities	261,871
Net assets, at value	$ 25,245,639
Net Assets
Net assets consist of: Accumulated net investment loss	(115,075)
Net unrealized appreciation (depreciation) on: Investments	(2,080,326)
Foreign related currency transactions	12
Accumulated net realized gain (loss)	(4,068,128)
Paid-in capital	31,509,156
Net assets, at value	$ 25,245,639
Net Asset Value and redemption price per share ($25,245,639 / 3,729,630 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.77

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net foreign taxes withheld of $152)	$ 30,148
Interest	21,842
Total Income	51,990
Expenses: Management fee	133,547
Custodian and accounting fees	31,167
Auditing	524
Legal	1,729
Other	98
Total expenses	167,065
Net investment income (loss)	(115,075)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,328,768)
Foreign related currency transactions	(1,178)
(3,329,946)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,695,635)
Foreign related currency transactions	12
(3,695,623)
Net gain (loss) on investment transactions	(7,025,569)
Net increase (decrease) in net assets resulting from operations	$ (7,140,644)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (115,075)	$ (25,882)
Net realized gain (loss) on investment transactions	(3,329,946)	(738,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,695,623)	1,615,309
Net increase (decrease) in net assets resulting from operations	(7,140,644)	851,245
Portfolio share transactions: Proceeds from shares sold	14,673,694	79,265,918
Cost of shares redeemed	(5,459,642)	(56,944,932)
Net increase (decrease) in net assets from Portfolio share transactions	9,214,052	22,320,986
Increase (decrease) in net assets	2,073,408	23,172,231
Net assets at beginning of period	23,172,231	(56,944,932)
Net assets at end of period (including accumulated net investment loss of $115,075 at June 30, 2002)	$ 25,245,639	$ 23,172,231
Other Information
Shares outstanding at beginning of period	2,632,079	-
Shares sold	1,772,990	9,384,584
Shares redeemed	(675,439)	(6,752,505)
Net increase (decrease) in Portfolio shares	1,097,551	2,632,079
Shares outstanding at end of period	3,729,630	2,632,079

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.00)	(1.18)[e]
Total from investment operations	(2.03)	(1.20)
Net asset value, end of period	$ 6.77	$ 8.80
Total Return (%)	(23.07)**	(12.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	23
Ratio of expenses before expense reductions (%)	1.25*	1.97*
Ratio of expenses after expense reductions (%)	1.25*	1.30*
Ratio of net investment income (loss) (%)	(.86)*	(.40)*
Portfolio turnover rate (%)	71*	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b For the six months ended June 30, 2002 (Unaudited).
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
e The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Janus Growth and Income Portfolio

While mixed messages and a stabilizing economy attempting to find its footing produced a sideways market at the start of 2002, investor confidence took a turn for the worse later in the year, as corporate scandals and terrorist threats sent stocks sharply lower. Against this backdrop, the portfolio lost ground during the six months ended June 30, 2002, yet outpaced its benchmark, the S&P 500 Index.

Given the extreme negativity surrounding the market, we maintained a flat and highly diversified portfolio. Furthermore, we continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off.

Still, some of our top holdings worked against us. Such was the case with General Electric, which gave ground as an uneven economy hampered sales at its short-cycle businesses. We were also disappointed with the performance of Comcast, which fell due to investor concerns surrounding its planned acquisition of AT&T Broadband.

Meanwhile, Anheuser-Busch moved along with nearly 50 percent of the U.S. beer market, having maintained substantial pricing power, marketing muscle and distribution strength amid a sluggish economy. U.S. Bancorp was another core holding that rewarded us with solid results. We bought shares in the stock after it slid in anticipation of rising credit defaults after September 11th. Since then, shares have bounced back nicely on the news that losses were less severe than initially expected.

Looking ahead, we are neither optimistic nor pessimistic regarding the market, only realistic. As a result, we'll continue to take it one day at a time, one company at a time.

E. Marc Pinto, Lead Manager
David J. Corkins, Lead Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Janus Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 78.3%
Communications 0.2%
Cellular Telephone
Nokia Oyj (ADR)	31,225	452,138
Consumer Discretionary 3.5%
Department & Chain Stores 0.6%
Target Corp.	30,715	1,170,242
Hotels & Casinos 1.5%
Fairmont Hotels & Resorts	46,826	1,205,176
Park Place Entertainment Corp.*	160,250	1,642,563
		2,847,739
Recreational Products 1.4%
Harley-Davidson, Inc.	11,045	566,277
Mattel, Inc.	105,435	2,222,570
		2,788,847
Consumer Staples 7.7%
Alcohol & Tobacco 1.7%
Anheuser-Busch Companies, Inc.	68,050	3,402,500
Food & Beverage 4.4%
Coca-Cola Enterprises, Inc.	100,415	2,217,163
H.J. Heinz Co.	17,850	733,635
Kroger Co.*	104,890	2,087,311
PepsiCo, Inc.	75,022	3,616,060
		8,654,169
Package Goods/Cosmetics 1.6%
Colgate-Palmolive Co.	15,415	771,521
Procter & Gamble Co.	25,320	2,261,076
		3,032,597
Durables 1.4%
Automobiles
Bayerische Motoren Werke AG	24,051	996,347
Delphi Automotive Systems Corp.	133,635	1,763,982
		2,760,329
Energy 6.1%
Oil & Gas Production 2.6%
Conoco, Inc.	100,600	2,796,680
Encana Corp.	74,104	2,283,810
		5,080,490
Oil Companies 3.1%
Exxon Mobil Corp.	146,040	5,975,957
	Shares	Value ($)
Oil/Gas Transmission 0.4%
Kinder Morgan, Inc.	22,090	839,862
Financial 23.9%
Banks 5.9%
Bank of America Corp.	25,890	1,821,620
J.P. Morgan Chase & Co.	129,725	4,400,272
U.S. Bancorp.	223,142	5,210,366
		11,432,258
Consumer Finance 6.1%
Citigroup, Inc.	195,133	7,561,408
Household International, Inc.	89,005	4,423,549
		11,984,957
Insurance 6.1%
AFLAC, Inc.	36,830	1,178,560
American International Group, Inc.	61,835	4,219,028
Chubb Corp.	2,685	190,098
CIGNA Corp.	15,645	1,524,136
John Hancock Financial Services, Inc.	47,120	1,658,624
MGIC Investment Corp.	27,415	1,858,737
Principal Financial Group, Inc.*	37,435	1,160,485
		11,789,668
Other Financial Companies 5.8%
Berkshire Hathaway, Inc. "B"*	1,203	2,687,502
Goldman Sachs Group, Inc.	27,340	2,005,389
Lehman Brothers Holdings, Inc.	4,000	250,080
Marsh & McLennan Companies, Inc.	49,345	4,766,727
T. Rowe Price Group, Inc.	45,760	1,504,589
		11,214,287
Health 5.5%
Medical Supply & Specialty 1.2%
Medtronic, Inc.	53,895	2,309,401
Pharmaceuticals 4.3%
Allergan, Inc.	30,570	2,040,548
Pfizer, Inc.	90,460	3,166,100
Wyeth	63,510	3,251,712
		8,458,360
Manufacturing 8.4%
Chemicals 2.0%
E.I. du Pont de Nemours & Co.	88,980	3,950,712
	Shares	Value ($)
Diversified Manufacturing 5.6%
3M Co.	14,980	1,842,542
General Electric Co.	156,780	4,554,459
Honeywell International, Inc.	125,965	4,437,747
		10,834,748
Hand Tools 0.8%
Stanley Works	36,055	1,478,616
Media 11.3%
Advertising 0.2%
Lamar Advertising Co.*	11,295	420,287
Broadcasting & Entertainment 6.9%
Clear Channel Communications, Inc.*	49,805	1,594,756
Liberty Media Corp. "A"*	480,490	4,804,900
USA Networks, Inc.*	70,805	1,660,377
Viacom, Inc. "B"*	94,115	4,175,883
Walt Disney Co.	60,540	1,144,206
		13,380,122
Cable Television 3.3%
Comcast Corp. "A"*	159,770	3,808,917
Comcast Corp. "A"*	5,910	143,022
Cox Communications, Inc. "A"*	91,245	2,513,800
		6,465,739
Print Media 0.9%
Gannett Co., Inc.	6,580	499,422
Valassis Communications, Inc.*	33,195	1,211,618
		1,711,040
Service Industries 2.9%
EDP Services 0.2%
Automatic Data Processing, Inc.	8,615	375,183
Investment 0.4%
Charles Schwab Corp.	68,650	768,880
Miscellaneous Commercial Services 2.3%
Accenture Ltd. "A"*	48,355	918,745
Fluor Corp.	61,795	2,406,915
Paychex, Inc.	38,987	1,219,903
		4,545,563
Technology 6.4%
Computer Software 3.4%
Ceridan Corp.*	72,150	1,369,407
Electronic Arts, Inc.*	16,290	1,075,955
Microsoft Corp.*	77,160	4,220,652
		6,666,014
	Shares	Value ($)
Electronic Data Processing 0.5%
Apple Computer, Inc.*	53,625	950,235
Military Electronics 0.5%
General Dynamics Corp.	9,005	957,682
Semiconductors 2.0%
Linear Technology Corp.	35,690	1,121,737
Maxim Integrated Products, Inc.*	70,420	2,699,199
		3,820,936
Utilities 1.0%
Electric Utilities
Duke Energy Corp.	59,720	1,857,292
Total Common Stocks (Cost $162,906,271)		152,376,850

Preferred Stocks 0.8%
Durables
Automobiles
Porsche AG, 0.0% (Cost $992,032)	3,367	1,603,634

Convertible Preferred Stocks 2.4%
Durables 1.1%
Automobiles
General Motors, 5.25%	83,205	2,173,148
Financial 1.3%
Other Financial Companies
Ford Cap Trust, 6.5%	46,320	2,598,089
Total Convertible Preferred Stocks (Cost $4,532,121)		4,771,237

	Principal Amount ($)	Value ($)
Convertible Bonds 0.6%
Media 0.1%
Advertising
Lamar Advertising Co., 5.25%, 9/15/2006*	125,000	125,908
Utilities 0.5%
Natural Gas Distribution
Reliant Energy, Inc., 2.0%, 9/15/2029*	36,887	937,999
Total Convertible Bonds (Cost $1,897,692)		1,063,907
	Principal Amount ($)	Value ($)
Corporate Bonds 1.9%
Communications 0.0%
CenturyTel, Inc., 8.375%, 10/15/2010	120,000	124,944
Consumer Discretionary 0.9%
Mattel, Inc.:
6.0%, 7/15/2003	85,000	85,592
6.125%, 7/15/2005	155,000	154,585
Wal-Mart Stores, 4.375%, 8/1/2003	1,575,000	1,608,892
		1,849,069
Energy 0.1%
Devon Energy Corp., Zero Coupon, 6/27/2020	215,000	106,705
Financial 0.5%
Merrill Lynch & Co.:
5.36%, 2/1/2007	340,000	343,808
6.15%, 1/26/2006	520,000	544,603
		888,411
Transportation 0.4%
Canadian National Railway, 6.625%, 4/15/2008	700,000	732,927
Total Corporate Bonds (Cost $3,598,877)		3,702,056
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 2.3%
U.S. Treasury Note:
3.0%, 1/31/2004	2,050,000	2,063,368
5.25%, 5/152004	2,370,000	2,477,086
Total U.S. Treasury Obligations (Cost $4,450,373)		4,540,454

	Shares	Value ($)
Cash Equivalents 13.7%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $26,598,876)	26,598,876	26,598,876
Total Investment Portfolio - 100.0% (Cost $204,976,242) (a)		194,657,014

Notes to SVS Janus Growth and Income Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $205,951,154. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $11,294,140. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,875,159 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,169,299.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $204,976,242)	$ 194,657,014
Receivable for investments sold	765,336
Dividends receivable	168,889
Interest receivable	114,761
Receivable for Portfolio shares sold	569,863
Foreign taxes recoverable	7,820
Total assets	196,283,683
Liabilities
Payable for investments purchased	3,100,295
Payable for Portfolio shares redeemed	133,517
Accrued management fee	153,899
Other accrued expenses and payables	20,778
Total liabilities	3,408,489
Net assets, at value	$ 192,875,194
Net Assets
Net assets consist of: Undistributed net investment income	331,284
Net unrealized appreciation (depreciation) on: Investments	(10,319,228)
Foreign currency related transactions	1,015
Accumulated net realized gain (loss)	(36,337,574)
Paid-in capital	239,199,697
Net assets, at value	$ 192,875,194
Net Asset Value and redemption price per share ($192,875,194 / 23,734,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.13

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,102)	$ 935,658
Interest	481,506
Total Income	1,417,164
Expenses: Management fee	909,044
Custodian and accounting fees	38,037
Auditing	9,209
Legal	3,268
Trustees' fees and expenses	1,492
Reports to shareholders	12,184
Other	4,094
Total expenses, before expense reductions	977,328
Expense reductions	(36)
Total expenses, after expense reductions	977,292
Net investment income (loss)	439,872
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,054,124)
Foreign currency related transactions	142
(9,053,982)
Net unrealized appreciation (depreciation) during the period on: Investments	(11,158,145)
Foreign currency related transactions	420
(11,157,725)
Net gain (loss) on investment transactions	(20,211,707)
Net increase (decrease) in net assets resulting from operations	$ (19,771,835)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 439,872	$ 1,159,831
Net realized gain (loss) on investment transactions	(9,053,982)	(21,704,906)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,157,725)	5,649,609
Net increase (decrease) in net assets resulting from operations	(19,771,835)	(14,895,466)
Distributions to shareholders from: Net investment income	(1,106,501)	(764,939)
Portfolio share transactions: Proceeds from shares sold	43,533,258	96,689,692
Reinvestment of distributions	1,106,501	764,939
Cost of shares redeemed	(9,734,961)	(7,406,683)
Net increase (decrease) in net assets from Portfolio share transactions	34,904,798	90,047,948
Increase (decrease) in net assets	14,026,462	74,387,543
Net assets at beginning of period	178,848,732	104,461,189
Net assets at end of period (including undistributed net investment income of $331,284 and $997,913, respectively)	$ 192,875,194	$ 178,848,732
Other Information
Shares outstanding at beginning of period	19,768,850	10,046,981
Shares sold	4,968,763	10,434,818
Shares issued to shareholders in reinvestment of distributions	123,081	83,812
Shares redeemed	(1,126,009)	(796,761)
Net increase (decrease) in Portfolio shares	3,965,835	9,721,869
Shares outstanding at end of period	23,734,685	19,768,850

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c,d]
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 10.40	$ 11.49	$ 10.00
Income (loss) from investment operations: Net investment income[e]	.02	.08	.12	-
Net realized and unrealized gain (loss) on investment transactions	(.89)	(1.36)	(1.16)	1.49
Total from investment operations	(.87)	(1.28)	(1.04)	1.49
Less distributions from: Net investment income	(.05)	(.07)	-	-
Net realized gains on investment transactions	-	-	(.05)	-
Total distributions	(.05)	(.07)	(.05)	-
Net asset value, end of period	$ 8.13	$ 9.05	$ 10.40	$ 11.49
Total Return (%)	(9.67)**	(12.28)	(9.18)[f]	14.93f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193	179	104	16
Ratio of expenses before expense reductions (%)	1.02*	1.05	1.10	2.58*
Ratio of expenses after expense reductions (%)	1.02*	1.05	1.01	1.10*
Ratio of net investment income (loss) (%)	.46*	.90	1.07	(.05)*
Portfolio turnover rate (%)	37*	48	39	53*

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
e Based on average shares outstanding during the period.
f Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Janus Growth Opportunities Portfolio

While many investors started the year encouraged that a recovery may already be under way, certain data points led some to believe the economy's recovery would be slow going. That sentiment continued into the second quarter as corporate spending remained restrained, and the recent stream of corporate misdeeds and fraudulent behavior heightened investor scrutiny.

Given this predominately negative bias, many stock prices, especially in the large-cap arena, dropped to lows not seen since September 21, soon after the stock markets reopened after the terrorist attacks. The portfolio also declined during the six months ended June 30, 2002, and underperformed its benchmark, the S&P 500 Index.

Among the portfolio's disappointments was Genentech, one of few profitable companies in the biotechnology industry. Shares of the biotech bellwether were punished when a couple of its drugs suffered setbacks in clinical trials. We sold our position in Comcast due to weakness we saw surrounding its planned acquisition of AT&T Broadband and weakness in the cable industry.

As company managements are likely to continue hoarding cash until some level of confidence is regained, we have consequently taken a slightly more defensive position over the last three months. Nonetheless, we believe the portfolio has solid upside exposure as well as the breadth and value to limit further losses.

E. Marc Pinto
Lead Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 95.7%
Communications 2.0%
Cellular Telephone
Nokia Oyj (ADR)	184,760	2,675,325
Consumer Discretionary 10.7%
Department & Chain Stores 7.4%
Costco Wholesale Corp.*	66,250	2,558,575
Home Depot, Inc.	112,090	4,117,066
Walgreen Co.	86,360	3,336,087
		10,011,728
Hotels & Casinos 2.3%
MGM Mirage, Inc.*	94,190	3,178,913
Recreational Products 1.0%
Harley-Davidson, Inc.	26,035	1,334,814
Consumer Staples 6.1%
Alcohol & Tobacco 2.9%
Anheuser-Busch Companies, Inc.	79,150	3,957,500
Food & Beverage 1.1%
H.J. Heinz Co.	35,485	1,458,434
Package Goods/Cosmetics 2.1%
Colgate-Palmolive Co.	57,340	2,869,867
Energy 2.8%
Oil & Gas Production
Anadarko Petroleum Corp.	77,220	3,806,946
Financial 19.0%
Banks 3.1%
Bank of New York Co., Inc.	124,725	4,209,469
Consumer Finance 4.9%
Citigroup, Inc.	172,613	6,688,754
Other Financial Companies 11.0%
Fannie Mae	87,525	6,454,969
Marsh & McLennan Companies, Inc.	18,590	1,795,794
Morgan Stanley	48,235	2,077,964
SLM Corp.	19,085	1,849,337
Washington Mutual, Inc.	76,440	2,836,688
		15,014,752
Health 17.0%
Biotechnology 3.9%
Amgen, Inc.*	28,840	1,207,814
	Shares	Value ($)
Genentech, Inc.*	122,410	4,100,735
		5,308,549
Health Industry Services 4.2%
McKesson Corp.	40,145	1,312,742
Wellpoint Health Networks, Inc.*	56,060	4,362,029
		5,674,771
Pharmaceuticals 8.9%
Pfizer, Inc.	219,462	7,681,170
Schering-Plough Corp.	73,300	1,803,180
Wyeth	52,135	2,669,312
		12,153,662
Manufacturing 5.7%
Diversified Manufacturing
General Electric Co.	131,150	3,809,908
Honeywell International, Inc.	109,875	3,870,896
		7,680,804
Media 12.7%
Broadcasting & Entertainment 11.3%
AOL Time Warner, Inc.*	90,425	1,330,152
Liberty Media Corp. "A"*	603,180	6,031,800
Metro-Goldwyn-Mayer, Inc.*	128,950	1,508,715
USA Networks, Inc.*	38,460	901,887
Viacom, Inc. "B"*	125,575	5,571,763
		15,344,317
Cable Television 1.4%
Cablevision Systems Corp. "A"*	96,315	911,140
Cablevision Systems Corp. - Rainbow Media Group*	108,077	945,674
		1,856,814
Service Industries 5.6%
EDP Services 2.0%
Automatic Data Processing, Inc.	61,845	2,693,350
Investment 1.7%
Charles Schwab Corp.	200,612	2,246,854
Miscellaneous Commercial Services 1.9%
Fluor Corp.	67,650	2,634,968
Technology 14.1%
Computer Software 5.1%
Microsoft Corp.*	101,915	5,574,751
	Shares	Value ($)
Oracle Corp.*	145,605	1,378,879
		6,953,630
Diverse Electronic Products 2.7%
Applied Materials, Inc.*	192,060	3,652,981
Electronic Components/Distributors 1.5%
Flextronics International Ltd.*	231,530	1,650,809
Lucent Technologies, Inc.*	268,340	445,444
		2,096,253
Precision Instruments 1.9%
ASML Holding NV*	167,800	2,537,136
	Shares	Value ($)
Semiconductors 2.9%
Linear Technology Corp.	70,085	2,202,772
Texas Instruments, Inc.	75,350	1,785,795
		3,988,567
Total Common Stocks (Cost $168,698,161)		130,029,158

Cash Equivalents 4.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $5,868,080)	5,868,080	5,868,080
Total Investment Portfolio - 100.0% (Cost $174,566,241) (a)		135,897,238

Notes to SVS Janus Growth Opportunities Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $174,630,228. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $38,732,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,619,566 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $42,352,556.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $174,566,241)	$ 135,897,238
Cash	10,000
Receivable for investments sold	1,456,922
Dividends receivable	42,475
Interest receivable	614
Receivable for Portfolio shares sold	171,487
Total assets	137,578,736
Liabilities
Payable for investments purchased	1,565,880
Payable for Portfolio shares redeemed	216,607
Accrued management fee	125,215
Other accrued expenses and payables	42,065
Total liabilities	1,949,767
Net assets, at value	$ 135,628,969
Net Assets
Net assets consist of: Accumulated net investment loss	(187,338)
Net unrealized appreciation (depreciation) on investments	(38,669,003)
Accumulated net realized gain (loss)	(62,462,667)
Paid-in capital	236,947,977
Net assets, at value	$ 135,628,969
Net Asset Value and redemption price per share ($135,628,969 / 22,436,603 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.04

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,184)	$ 599,181
Interest	78,610
Total Income	677,791
Expenses: Management fee	750,150
Custodian and accounting fees	87,557
Auditing	9,781
Legal	3,633
Trustees' fees and expenses	850
Reports to shareholders	8,830
Other	4,342
Total expenses, before expense reductions	865,143
Expense reductions	(14)
Total expenses, after expense reductions	865,129
Net investment income (loss)	(187,338)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(20,285,480)
Net unrealized appreciation (depreciation) during the period on investments	(20,146,666)
Net gain (loss) on investment transactions	(40,432,146)
Net increase (decrease) in net assets resulting from operations	$ (40,619,484)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (187,338)	$ (464,002)
Net realized gain (loss) on investment transactions	(20,285,480)	(39,346,805)
Net unrealized appreciation (depreciation) on investment transactions during the period	(20,146,666)	7,844
Net increase (decrease) in net assets resulting from operations	(40,619,484)	(39,802,963)
Portfolio share transactions: Proceeds from shares sold	20,602,525	74,073,402
Cost of shares redeemed	(8,250,799)	(9,413,990)
Net increase (decrease) in net assets from Portfolio share transactions	12,351,726	64,659,412
Increase (decrease) in net assets	(28,267,758)	24,856,449
Net assets at beginning of period	163,896,727	139,040,278
Net assets at end of period (including accumulated net investment loss of $187,338 at June 30, 2002)	$ 135,628,969	$ 163,896,727
Other Information
Shares outstanding at beginning of period	20,845,925	13,481,590
Shares sold	2,764,831	8,512,723
Shares redeemed	(1,174,153)	(1,148,388)
Net increase (decrease) in Portfolio shares	1,590,678	7,364,335
Shares outstanding at end of period	22,436,603	20,845,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.86	$ 10.31	$ 11.64	$ 10.00
Income (loss) from investment operations: Net investment income[d]	(.01)	(.03)	(.02)	-
Net realized and unrealized gain (loss) on investment transactions	(1.81)	(2.42)	(1.31)	1.64
Total from investment operations	(1.82)	(2.45)	(1.33)	1.64
Net asset value, end of period	$ 6.04	$ 7.86	$ 10.31	$ 11.64
Total Return (%)	(23.16)**	(23.76)	(11.42)[e]	16.43e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	164	139	17
Ratio of expenses before expense reductions (%)	1.10*	1.11	1.06	2.60*
Ratio of expenses after expense reductions (%)	1.10*	1.10	1.01	1.10*
Ratio of net investment income (loss) (%)	(.21)*	(.31)	(.20)	(.34)*
Portfolio turnover rate (%)	47*	34	14	1*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Management Summary June 30, 2002

SVS MFS Strategic Value Portfolio

The SVS MFS Strategic Value Fund underperformed its benchmark, the Russell 1000 Value Index, from May 1 through June 30, during the two-month period Deutsche Bank has had the fund.

The portfolio remained focused on companies with attractive valuations and prospects for improving earnings growth in stable businesses. As the economy continued to weaken and dampen corporate earnings, particularly those of widely held large-cap companies, strong stock selection across a broad range of industries benefited its performance. Investors continued to focus on companies in several undervalued industries such as specialty chemicals, packaging products, oil drillers, retail apparel, and aerospace and defense. Fortunately, investments in these areas were at the heart of the fund's strategy during the period and represented some of the largest holdings in the portfolio.

We increased the fund's exposure to basic materials stocks during the period because as industrial production picks up this year, we think this sector can see a rebound. Companies we added to in this sector or that remained substantial positions in the portfolio included packaging products manufacturer Owens-Illinois, industrial gas company Praxair, specialty chemical and health care company Akzo Nobel, aluminum manufacturer Alcoa, and paper manufacturer Bowater.

We think lower interest rates and positive pricing trends should continue to benefit diversified financial services firms and multi-line property and casualty insurance companies such as Hartford Financial Services and Chubb. We generally avoided banks, brokers, and asset managers because we believe the risk of downward earnings revisions remain a problem for many. However, banks such as FleetBoston Financial and Bank of America remained significant positions in the portfolio because they exhibited attractive yields, improving credit characteristics, and strong business fundamentals. In addition, Sears contributed to the portfolio's performance. The retailer was aided by new management that focused on trimming expenses and improving the company's bottom line.

One of the largest contributors to performance was Owens-Illinois. This worldwide manufacturer of glass and plastic packaging products performed well as cost-cutting initiatives helped boost earnings and the company said it expected lower energy costs, stronger pricing, and the inclusion of newly acquired operations in Canada to help its 2002 results. The stock received an additional boost as the market realized the company's asbestos liability was smaller than anticipated. Other strong contributors to performance during the period came from an eclectic mix of businesses, including Harrah's Entertainment in the hotel and gaming industry and BJ Services in the oilfield services industry.

Viacom was a disappointment during the period as investors continued to worry about the negative effects of the slowing economy on advertising spending. In our view, the stock remains attractive on a number of levels, including its attractive valuation, dominant franchise, and strong position in a broad range of industries. Another major disappointment during the period was Devon Energy. The company's stock price suffered along with the entire energy sector due to concerns about the sluggish global economy putting persistent pressure on energy prices. In contrast to this view, however, we think the stock is attractively valued and the company is taking the right steps to strengthen its business position by selling off non-core assets.

Kenneth J. Enright
Portfolio Manager
Massachusetts Financial Services Company, Subadvisor to the Portfolio

Russell 1000 Value measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Investment Portfolio June 30, 2002 (Unaudited)

SVS MFS Strategic Value Portfolio

	Shares	Value ($)
Common Stocks 96.2%
Communications 10.1%
Cellular Telephone 3.3%
AT&T Wireless Services, Inc.*	21,090	123,376
Telephone/Communications 6.8%
AT&T Corp.	3,930	42,051
Sprint Corp.	400	4,244
Telephone & Data Systems, Inc.	1,870	113,229
Verizon Communications, Inc.	2,390	95,959
		255,483
Construction 0.7%
Forest Products 0.5%
Aracruz Celulose SA (ADR)	980	19,600
Homebuilding 0.2%
Lennar Corp.	100	6,120
Consumer Discretionary 5.3%
Department & Chain Stores 5.1%
Sears, Roebuck & Co.	3,550	192,765
Hotels & Casinos 0.2%
Harrah's Entertainment, Inc.*	160	7,096
Consumer Staples 3.1%
Food & Beverage
Kroger Co.*	5,200	103,480
Safeway, Inc.*	390	11,384
		114,864
Durables 2.9%
Automobiles 0.7%
Delphi Automotive Systems Corp.	2,040	26,928
Construction/Agricultural Equipment 1.7%
Deere & Co.	1,360	65,144
Telecommunications Equipment 0.5%
Advanced Fibre Communications, Inc.*	1,030	17,036
Energy 15.2%
Oil & Gas Production 14.2%
Apache Corp.	1,110	63,803
Devon Energy Corp.	1,780	87,718
El Paso Corp.	2,330	48,021
Kerr-McGee Corp.	530	28,382
National Fuel Gas Co.	1,020	22,960
Nisource, Inc.	5,090	111,115
	Shares	Value ($)
Noble Corp.*	2,400	92,640
Occidental Petroleum Corp.	2,570	77,074
		531,713
Oilfield Services/Equipment 1.0%
BJ Services Co.*	1,150	38,962
Financial 19.7%
Banks 5.5%
Bank of America Corp.	560	39,402
FleetBoston Financial Corp.	2,800	90,580
Mellon Financial Corp.	1,230	38,659
PNC Financial Services Group	710	37,119
		205,760
Consumer Finance 1.5%
Citigroup, Inc.	1,440	55,800
Insurance 8.0%
Allstate Corp.	1,440	53,251
Chubb Corp.	540	38,232
CIGNA Corp.	710	69,168
Hartford Financial Services Group, Inc.	760	45,197
Nationwide Financial Services, Inc. "A"	960	37,920
St. Paul Companies, Inc.	1,430	55,656
		299,424
Other Financial Companies 4.7%
Freddie Mac	1,050	64,260
Merrill Lynch & Co., Inc.	1,670	67,635
Morgan Stanley	1,050	45,234
		177,129
Health 9.4%
Biotechnology 1.3%
Genzyme Corp. (General Division)*	2,540	48,869
Pharmaceuticals 8.1%
Bristol-Myers Squibb Co.	2,680	68,876
Merck & Co., Inc.	1,380	69,883
Pfizer, Inc.	2,470	86,450
Schering-Plough Corp.	3,210	78,966
		304,175
Manufacturing 10.7%
Chemicals 4.2%
Akzo Nobel NV	1,540	67,372
Georgia Gulf Corp.	870	23,003
Praxair, Inc.	1,140	64,946
		155,321
	Shares	Value ($)
Containers & Paper 3.3%
Bowater, Inc.	940	51,108
International Paper Co.	1,160	50,553
Owens-Illinois, Inc.*	1,500	20,610
		122,271
Diversified Manufacturing 1.7%
General Electric Co.	500	14,525
Tyco International Ltd.	3,710	50,122
		64,647
Machinery/Components/Controls 1.5%
Cooper Cameron Corp.*	1,170	56,651
Media 7.0%
Broadcasting & Entertainment 4.8%
Viacom, Inc. "B"*	4,070	180,586
Cable Television 2.2%
Comcast Corp. "A"*	3,500	82,005
Metals and Minerals 2.3%
Steel & Metals
Alcan, Inc. (ADR)	90	3,377
Alcan, Inc.	530	20,181
Alcoa, Inc.	1,870	61,991
		85,549
Service Industries 2.7%
Environmental Services 1.6%
Transocean Sedco Forex, Inc.	1,910	59,497
	Shares	Value ($)
Miscellaneous Commercial Services 1.1%
United Parcel Service, Inc. "B"	670	41,372
Technology 4.1%
Computer Software 2.4%
Oracle Corp.*	9,420	89,207
Diverse Electronic Products 1.7%
Motorola, Inc.	4,300	62,006
Utilities 3.0%
Electric Utilities
Calpine Corp.*	10,240	71,987
FirstEnergy Corp.	1,200	40,056
		112,043
Total Common Stocks (Cost $3,860,008)		3,601,399

Convertible Preferred Stocks 0.5%
Energy
Oil/Gas Transmission
Williams Companies, Inc., 9.0% (Cost $34,105)	1,690	19,756

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $121,914)	121,914	121,914
Total Investment Portfolio - 100.0% (Cost $4,016,027) (a)		3,743,069

Notes to SVS MFS Strategic Value Portfolio

* Non-income producing security.
(a) The cost for federal income tax purposes was $4,016,027. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $272,958. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $303,516.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $4,016,027)	$ 3,743,069
Receivable for investments sold	62,384
Dividends receivable	5,098
Interest receivable	417
Receivable for Portfolio shares sold	6,091
Total assets	3,817,059
Liabilities
Payable for investments purchased	83,336
Payable for Portfolio shares redeemed	6
Accrued management fee	4,580
Other accrued expenses and payables	959
Total liabilities	88,881
Net assets, at value	$ 3,728,178
Net Assets
Net assets consist of: Undistributed net investment income	3,101
Net unrealized appreciation (depreciation) on: Investments	(272,958)
Foreign currency related transactions	(17)
Accumulated net realized gain (loss)	(9,733)
Paid-in capital	4,007,785
Net assets, at value	$ 3,728,178
Net Asset Value and redemption price per share ($3,728,178 / 408,647 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.12

Statement of Operations for the two months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9)	$ 7,501
Interest	1,140
Total Income	8,641
Expenses: Management fee	4,580
Custodian and accounting fees	7,117
Auditing	791
Legal	50
Trustees' fees and expenses	43
Reports to shareholders	1,742
Other	229
Total expenses, before expense reductions	14,552
Expense reductions	(9,012)
Total expenses, after expense reductions	5,540
Net investment income (loss)	3,101
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(17,973)
Foreign currency related transactions	8,240
(9,733)
Net unrealized appreciation (depreciation) during the period on: Investments	(272,958)
Foreign currency related transactions	(17)
(272,975)
Net gain (loss) on investment transactions	(282,708)
Net increase (decrease) in net assets resulting from operations	$ (279,607)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended June 30, 2002[a]
Operations: Net investment income (loss)	$ 3,101
Net realized gain (loss)	(9,733)
Net unrealized appreciation (depreciation) on investment transactions during the period	(272,975)
Net increase (decrease) in net assets resulting from operations	(279,607)
Portfolio share transactions: Proceeds from shares sold	4,009,554
Cost of shares redeemed	(1,769)
Net increase (decrease) in net assets from Portfolio share transactions	4,007,785
Increase (decrease) in net assets	3,728,178
Net assets at beginning of period	-
Net assets at end of period (including undistributed net investment income of $3,101 at June 30, 2002)	$ 3,728,178
Other Information
Shares outstanding at beginning of period	-
Shares sold	408,831
Shares redeemed	(184)
Net increase in Portfolio shares	408,647
Shares outstanding at end of period	408,647

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.89)
Total from investment operations	(.88)
Net asset value, end of period	$ 9.12
Total Return (%)[c]	(8.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	3.02*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (loss) (%)	.64*
Portfolio turnover rate (%)	49*

a For the period from May 1, 2002 (commencement of operations) to June 30, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Oak Strategic Equity Portfolio

During the first half of 2002, the SVS Oak Strategic Equity Portfolio underperformed its benchmark, the S&P 500 Index. The portfolio remains primarily invested in three sectors; technology, health care and financials. We believe that remaining invested in concentrated sectors is one of the key ingredients for outperforming the benchmark in the long run.

On the economic front, economists generally expect 2-3 percent GDP growth for the second quarter, following a 6 percent gain in the first quarter, which was the fastest rate of growth in two years. Unemployment rates have likely stabilized at the 5.8 percent level, while recent payroll figures suggest that hiring has been increasing. Factory production activity improved at its fastest pace in more than two years. The consumer remains strong, illustrated by growth in home construction and related retail sales. Inflation is close to zero, providing excellent purchasing power, and productivity gains of 8.5 percent, well above historical norms. In spite of good news, the market declined.

Negative performance in the portfolio is attributed to overall market conditions rather than a specific sector. All primary sectors in the portfolio, health care, financial services and technology, showed negative returns. In each of these sectors there were companies within the portfolio that underperformed the index and also those that outperformed the index.

The company with the most significant decline was Advent Software which recently announced plans to offer their solutions on either a term or perpetual license basis. Although this announcement put significant downward pressure on Advent's stock price, we believe this is a positive decision, providing a more visible, recurring revenue stream going forward.

Juniper Networks has been under pressure due to the weak telecommunications environment, which was exacerbated by the WorldCom announcement. We believe Juniper is well positioned from a product and financial perspective. Their recently announced acquisition of Unisphere will add value by increasing distribution channels and expanding their products.

Companies in the portfolio that outperformed the index include Medtronic, AIG and Microsoft. These companies remain strong leaders within their markets.

In conclusion, pessimism abounds - for today. Eventually, there will be some good news, an overlooked point. We will return to a period of normalcy, marked by neither the excessive optimism of the late '90s nor the excessive pessimism of the current period. In a transition to normalcy, we expect the technology, financial services and health care sectors will out-perform as investors focus on growth opportunities rather than defensive safe havens.

James D. Oelschlager
Portfolio Manager, Oak Associates, Ltd.,
Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 97.0%
Durables 1.2%
Telecommunications Equipment
CIENA Corp.*	116,000	486,040
Financial 18.5%
Banks 4.7%
MBNA Corp.	59,000	1,951,130
Consumer Finance 4.1%
Citigroup, Inc.	44,000	1,705,000
Insurance 4.5%
American International Group, Inc.	27,800	1,896,794
Other Financial Companies 5.2%
Morgan Stanley	49,900	2,149,692
Health 18.9%
Health Industry Services 4.4%
Express Scripts, Inc. "A"*	37,000	1,854,070
Medical Supply & Specialty 5.2%
Medtronic, Inc.	50,500	2,163,925
Pharmaceuticals 9.3%
Eli Lilly & Co.	32,200	1,816,080
Pfizer, Inc.	58,700	2,054,500
		3,870,580
Manufacturing 1.8%
Containers & Paper
International Paper Co.	17,000	740,860
Service Industries 4.3%
Investment
Charles Schwab Corp.	160,000	1,792,000
	Shares	Value ($)
Technology 52.3%
Computer Software 6.3%
Advent Software, Inc.*	27,000	693,900
Microsoft Corp.*	35,000	1,914,500
		2,608,400
Diverse Electronic Products 5.0%
Applied Materials, Inc.*	110,400	2,099,808
EDP Peripherals 14.6%
Brocade Communications Systems, Inc.*	111,800	1,954,264
EMC Corp.*	292,600	2,209,130
VERITAS Software Corp.*	95,800	1,895,882
		6,059,276
Electronic Components/Distributors 8.2%
Cisco Systems, Inc.*	138,300	1,929,285
Juniper Networks, Inc.*	126,400	714,160
PMC-Sierra, Inc.*	82,700	766,629
		3,410,074
Semiconductors 18.2%
Intel Corp.	98,000	1,790,460
Linear Technology Corp.	64,900	2,039,807
Maxim Integrated Products, Inc.*	51,350	1,968,246
Vitesse Semiconductor Corp.*	53,000	167,480
Xilinx, Inc.*	72,200	1,619,446
		7,585,439
Total Common Stocks (Cost $53,983,927)		40,373,088

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,228,777)	1,228,777	1,228,777
Total Investment Portfolio - 100.0% (Cost $55,212,704) (a)		41,601,865

Notes to SVS Oak Strategic Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $55,212,773. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $13,610,908. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $264,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,875,731.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $55,212,704)	$ 41,601,865
Cash	10,000
Dividends receivable	22,045
Interest receivable	1,511
Receivable for Portfolio shares sold	67,968
Total assets	41,703,389
Liabilities
Payable for investments purchased	741,031
Payable for Portfolio shares redeemed	87
Accrued management fee	48,959
Other accrued expenses and payables	23,621
Total liabilities	813,698
Net assets, at value	$ 40,889,691
Net Assets
Net assets consist of: Accumulated net investment loss	(85,680)
Net unrealized appreciation (depreciation) on investments	(13,610,839)
Accumulated net realized gain (loss)	(3,982,519)
Paid-in capital	58,568,729
Net assets, at value	$ 40,889,691
Net Asset Value and redemption price per share ($40,889,691 / 7,787,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.25

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 128,473
Interest	16,888
Total Income	145,361
Expenses: Management fee	225,033
Custodian and accounting fees	3,853
Legal	2,186
Total expenses, before expense reductions	231,072
Expense reductions	(31)
Total expenses, after expense reductions	231,041
Net investment income (loss)	(85,680)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,660,795)
Net unrealized appreciation (depreciation) during the period on investments	(13,575,130)
Net gain (loss) on investment transactions	(17,235,925)
Net increase (decrease) in net assets resulting from operations	$ (17,321,605)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (85,680)	$ (51,124)
Net realized gain (loss) on investment transactions	(3,660,795)	(321,724)
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,575,130)	(35,709)
Net increase (decrease) in net assets resulting from operations	(17,321,605)	(408,557)
Portfolio share transactions: Proceeds from shares sold	26,465,089	44,874,963
Cost of shares redeemed	(12,038,773)	(681,426)
Net increase (decrease) in net assets from Portfolio share transactions	14,426,316	44,193,537
Increase (decrease) in net assets	(2,895,289)	43,784,980
Net assets at beginning of period	43,784,980	-
Net assets at end of period (including accumulated net investment loss of $85,680 at June 30, 2002)	$ 40,889,691	$ 43,784,980
Other Information
Shares outstanding at beginning of period	5,764,587	-
Shares sold	3,828,682	5,857,695
Shares redeemed	(1,805,704)	(93,108)
Net increase (decrease) in Portfolio shares	2,022,978	5,764,587
Shares outstanding at end of period	7,787,565	5,764,587

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.34)	(2.38)
Total from investment operations	(2.35)	(2.40)
Net asset value, end of period	$ 5.25	$ 7.60
Total Return (%)	(30.92)**	(24.00)[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	44
Ratio of expenses before expense reductions (%)	.98*	1.44*
Ratio of expenses after expense reductions (%)	.98*	1.15*
Ratio of net investment income (loss) (%)	(.37)*	(.43)*
Portfolio turnover rate (%)	27*	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b For the six months ended June 30, 2002 (Unaudited).
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Turner Mid Cap Growth Portfolio

With investor sentiment distinctly negative, the stock market is close to retracing the lows reached last September. During the six-month period ended June 30, 2002, several factors served to further weaken an already shaky market. Among the issues testing investors were disclosures of accounting improprieties and outright fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance and uncertainty surrounding terrorism threats and the conflict in the Middle East.

While all major market equity indexes posted negative returns for the quarter, growth stocks were the hardest hit. As a result, the SVS Turner Mid Cap Growth Portfolio fell and underperformed the Russell Midcap Growth Index. The portfolio continues to focus on companies that we believe will be earnings leaders over the long term, offering significant long-term growth potential. Those shares tend to have above-average valuations and have been largely out of favor. We think the environment for those stocks may improve, however, as the year progresses and it becomes more evident that earnings are gradually strengthening.

Much of the financial and economic news lately has been favorable and is cause for some optimism. For instance, the economy is growing, productivity is up, and many companies in the Russell Midcap Growth Index have reported first-quarter earnings that beat Wall Street analysts' consensus projections.

Contributing the most to performance were our health care holdings, with investments in specialty pharmaceutical, diagnostic services, and hospital management stocks performing well. Our holdings in consumer discretionary/services, technology and producer durables stocks detracted most from results. Technology-related consumer information services, broadband communications, data networking and semiconductor capital equipment stocks all dipped sharply. In absolute terms, our consumer staples holdings, part of a defensive sector that tends to do well in declining markets, generated the highest return, but a small weighting wasn't large enough to appreciably boost results.

The SVS Turner Mid Cap Growth Portfolio had limited exposure to consumer staples and was more heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the portfolio's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. We adhere to this approach because the performance advantage in the market may shift swiftly and unpredictably from sector to sector. Our sector neutral approach helps us avoid attempts to time the market and positions the portfolio in line with the benchmark.

We are currently emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery such as semiconductor, data storage, paper, software and retailing companies with strong brands.

Christopher K. McHugh
William C. McNeil
Robert E. Turner
Co-Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

Russell Midcap Growth Index is an index, including reinvested dividends, containing stocks from the Russell Midcap Index with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The stocks represented in this index may experience loss of invested principal and are subject to investment risk.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 92.6%
Consumer Discretionary 16.6%
Department & Chain Stores 2.6%
Bed Bath & Beyond, Inc.*	19,910	751,403
Dollar Tree Stores, Inc.*	12,210	481,196
The Limited, Inc.	23,900	509,070
		1,741,669
Home Furnishings 0.7%
Pier 1 Imports, Inc.	22,350	469,350
Hotels & Casinos 2.7%
Hilton Hotels Corp.	32,670	454,113
Hotels.com "A"*	6,960	293,921
MGM Mirage, Inc.*	12,930	436,388
Starwood Hotels & Resorts Worldwide, Inc.	18,840	619,648
		1,804,070
Restaurants 1.5%
Starbucks Corp.*	28,660	712,201
YUM! Brands, Inc.*	11,050	323,213
		1,035,414
Specialty Retail 9.1%
Amazon.com, Inc.*	28,190	458,088
AutoZone, Inc.*	4,170	322,341
Big Lots, Inc.	18,170	357,586
CDW Computer Centers, Inc.*	10,050	470,441
Circuit City Stores - Circuit City Group	26,110	489,563
Family Dollar Stores, Inc.	19,670	693,368
Hollywood Entertainment Corp.*	26,786	553,934
Michaels Stores, Inc.*	11,220	437,580
Office Depot, Inc.*	26,810	450,408
Sonic Automotive, Inc.*	16,160	416,120
Tiffany & Co.	18,380	646,976
Whole Foods Market, Inc.*	6,210	299,446
Williams-Sonoma, Inc.*	16,860	516,928
		6,112,779
Consumer Staples 2.3%
Food & Beverage
Kellogg Co.	10,710	384,061
Krispy Kreme Doughnuts, Inc.*	9,240	297,436
Pepsi Bottling Group, Inc.	15,800	486,640
Tyson Foods, Inc. "A"	24,430	378,909
		1,547,046
	Shares	Value ($)
Durables 0.5%
Aerospace
Alliant Techsystems, Inc.*	4,965	316,767
Energy 5.8%
Oil & Gas Production 2.0%
Burlington Resources, Inc.	8,060	306,280
Kerr-McGee Corp.	5,090	272,570
Pogo Producing Co.	11,230	366,323
XTO Energy, Inc.	18,080	372,448
		1,317,621
Oil Companies 0.9%
Murphy Oil Corp.	7,480	617,100
Oilfield Services/Equipment 2.9%
BJ Services Co.*	22,590	765,349
Nabors Industries Ltd.*	7,360	259,808
Tidewater, Inc.	10,770	354,548
Weatherford International Ltd.*	13,990	604,368
		1,984,073
Financial 6.7%
Banks 2.1%
Astoria Financial Corp.	9,430	302,232
Investors Financial Services Corp.	19,020	637,931
Zions Bancorp.	9,010	469,421
		1,409,584
Consumer Finance 1.0%
AmeriCredit Corp.*	23,100	647,955
Insurance 1.0%
Arthur J. Gallagher & Co.	9,780	338,877
Jefferson-Pilot Corp.	7,310	343,570
		682,447
Other Financial Companies 2.6%
Certegy, Inc.*	8,520	316,177
Legg Mason, Inc.	12,880	635,499
The BISYS Group, Inc.*	23,440	780,552
		1,732,228
Health 22.8%
Biotechnology 1.9%
IDEC Pharmaceuticals Corp.*	8,870	314,442
MedImmune, Inc.*	35,749	943,774
		1,258,216
Health Industry Services 4.6%
Anthem, Inc.*	13,820	932,574
	Shares	Value ($)
Express Scripts, Inc. "A"*	12,260	614,349
Laboratory Corp. of America Holdings*	13,350	609,428
Wellpoint Health Networks, Inc.*	12,350	960,954
		3,117,305
Hospital Management 2.3%
LifePoint Hospitals, Inc.*	8,680	315,171
Triad Hospitals, Inc.*	12,660	536,531
Universal Health Services, Inc. "B"*	14,030	687,470
		1,539,172
Medical Supply & Specialty 7.6%
Biomet, Inc.	23,120	627,014
DENTSPLY International, Inc.	17,030	628,577
Henry Schein, Inc.*	14,930	664,385
NBTY, Inc.*	19,980	309,290
Quest Diagnostics, Inc.*	9,300	800,265
St. Jude Medical, Inc.*	13,340	985,159
Varian Medical Systems, Inc.*	11,870	481,329
Zimmer Holdings, Inc.*	18,060	644,020
		5,140,039
Pharmaceuticals 6.4%
AmerisourceBergen Corp.	13,640	1,036,640
Caremark Rx, Inc.*	38,340	632,610
Cephalon, Inc.*	10,380	469,176
Gilead Sciences, Inc.*	23,550	774,324
King Pharmaceuticals, Inc.	25,173	560,099
Shire Pharmaceuticals Group PLC*	18,150	468,452
Trimeris, Inc.*	7,340	325,823
		4,267,124
Manufacturing 4.5%
Containers & Paper 1.5%
Boise Cascade Corp.	13,740	474,442
Bowater, Inc.	9,340	507,816
		982,258
Diversified Manufacturing 1.2%
Ball Corp.	9,920	411,482
SPX Corp.*	3,630	426,525
		838,007
Industrial Specialty 0.8%
Avery Dennison Corp.	8,130	510,158
Office Equipment/Supplies 1.0%
Lexmark International, Inc.*	12,490	679,456
Media 2.2%
Advertising 1.1%
Getty Images, Inc.*	20,650	449,551
	Shares	Value ($)
Lamar Advertising Co.*	8,440	314,052
		763,603
Broadcasting & Entertainment 1.1%
Cumulus Media, Inc. "A"*	22,770	313,771
Lin TV Corp. "A"*	14,630	395,595
		709,366
Service Industries 6.6%
EDP Services 1.7%
Affiliated Computer Services, Inc. "A"*	13,520	641,917
Fiserv, Inc.*	13,750	504,763
		1,146,680
Investment 1.2%
Bear Stearns Companies, Inc.	13,040	798,048
Miscellaneous Commercial Services 1.3%
Ecolab, Inc.	12,850	594,056
KPMG Consulting, Inc.*	19,140	284,420
		878,476
Miscellaneous Consumer Services 2.4%
Apollo Group, Inc. "A"*	20,155	794,309
Yahoo!, Inc.*	53,200	785,232
		1,579,541
Technology 23.7%
Computer Software 4.8%
DST Systems, Inc.*	10,060	459,843
Electronic Arts, Inc.*	12,050	795,903
Extreme Networks, Inc.*	44,710	436,817
Intuit, Inc.*	10,690	531,507
Mercury Interactive Corp.*	22,570	518,207
THQ, Inc.*	14,805	441,485
		3,183,762
Diverse Electronic Products 0.5%
Molex, Inc.	9,660	323,900
EDP Peripherals 3.0%
Brocade Communications Systems, Inc.*	56,690	990,941
Symantec Corp.*	19,250	632,363
VERITAS Software Corp.*	18,990	375,812
		1,999,116
Electronic Components/Distributors 5.6%
Broadcom Corp. "A"*	59,390	1,041,701
Jabil Circuit, Inc.*	23,700	500,307
Marvell Technology Group Ltd.*	20,300	403,767
PMC-Sierra, Inc.*	57,570	533,674
Tech Data Corp.*	13,730	519,681
	Shares	Value ($)
Vishay Intertechnology, Inc.*	35,670	784,740
		3,783,870
Military Electronics 0.6%
L-3 Communications Holdings, Inc.*	7,510	405,540
Precision Instruments 0.7%
Lam Research Corp.*	25,750	462,985
Semiconductors 8.5%
Emulex Corp.*	21,440	482,614
Fairchild Semiconductor Corp.*	24,970	606,771
Integrated Device Technology, Inc.*	25,690	466,017
KLA-Tencor Corp.*	20,430	898,716
Microchip Technology, Inc.*	24,310	666,823
National Semiconductor Corp.*	17,500	510,475
Novellus Systems, Inc.*	18,330	623,220
	Shares	Value ($)
QLogic Corp.*	20,990	799,719
SunGard Data Systems, Inc.*	25,140	665,707
		5,720,062
Utilities 0.9%
Electric Utilities
DTE Energy Co.	7,850	350,424
Edison International*	15,280	259,760
		610,184
Total Common Stocks (Cost $65,207,639)		62,114,971

Cash Equivalents 7.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,954,010)	4,954,010	4,954,010
Total Investment Portfolio - 100.0% (Cost $70,161,649) (a)		67,068,981

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $70,481,020. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $3,412,039. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,876,962 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,289,001.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $70,161,649)	$ 67,068,981
Cash	10,000
Receivable for investments sold	916,606
Dividends receivable	19,009
Interest receivable	362
Receivable for Portfolio shares sold	307,728
Total assets	68,322,686
Liabilities
Payable for investments purchased	3,399,312
Accrued management fee	72,431
Other accrued expenses and payables	51,084
Total liabilities	3,522,827
Net assets, at value	$ 64,799,859
Net Assets
Net assets consist of: Accumulated net investment loss	(283,460)
Net unrealized appreciation (depreciation) on investments	(3,092,668)
Accumulated net realized gain (loss)	(11,481,750)
Paid-in capital	79,657,737
Net assets, at value	$ 64,799,859
Net Asset Value and redemption price per share ($64,799,859 / 9,421,542 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.88

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 63,072
Interest	37,019
Total Income	100,091
Expenses: Management fee	310,656
Custodian and accounting fees	62,645
Auditing	2,216
Legal	3,736
Reports to shareholders	3,635
Other	754
Total expenses, before expense reductions	383,642
Expense reductions	(91)
Total expenses, after expense reductions	383,551
Net investment income (loss)	(283,460)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,455,878)
Net unrealized appreciation (depreciation) during the period on investments	(7,476,626)
Net gain (loss) on investment transactions	(15,932,504)
Net increase (decrease) in net assets resulting from operations	$ (16,215,964)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (283,460)	$ (86,000)
Net realized gain (loss) on investment transactions	(8,455,878)	(3,025,872)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,476,626)	4,383,958
Net increase (decrease) in net assets resulting from operations	(16,215,964)	1,272,086
Portfolio share transactions: Proceeds from shares sold	37,314,402	48,203,751
Cost of shares redeemed	(4,489,229)	(1,285,187)
Net increase (decrease) in net assets from Portfolio share transactions	32,825,173	46,918,564
Increase (decrease) in net assets	16,609,209	48,190,650
Net assets at beginning of period	48,190,650	-
Net assets at end of period (including accumulated net investment loss of $283,460 at June 30, 2002)	64,799,859	$ 48,190,650
Other Information
Shares outstanding at beginning of period	5,463,686	-
Shares sold	4,506,162	5,595,450
Shares redeemed	(548,306)	(131,764)
Net increase (decrease) in Portfolio shares	3,957,856	5,463,686
Shares outstanding at end of period	9,421,542	5,463,686

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.90)	(1.14)[d]
Total from investment operations	(1.94)	(1.18)
Net asset value, end of period	$ 6.88	$ 8.82
Total Return (%)	(22.00)**	(11.80)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	48
Ratio of expenses before expense reductions (%)	1.23*	1.82*
Ratio of expenses after expense reductions (%)	1.23*	1.30*
Ratio of net investment income (loss) (%)	(.91)*	(.76)*
Portfolio turnover rate (%)	218*	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b For the six months ended June 30, 2002 (Unaudited).
c Based on average shares outstanding during the period.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
e Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Effective May 1, 2002, the Trust commenced offering SVS MFS Strategic Value Portfolio. The Trust offers twenty-eight portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Government Securities Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
Scudder Blue Chip Portfolio	2,007,000	12/31/2006
	2,837,000	12/31/2008
	33,492,000	12/31/2009
Scudder Contrarian Value Portfolio	19,935,000	12/31/2008
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
Scudder Government Securities Portfolio	896,000	12/31/2007
Scudder Growth Portfolio	94,268,000	12/31/2009
Scudder High Yield Portfolio	6,999,000	12/31/2002
	2,026,000	12/31/2003
	12,052,000	12/31/2007
	16,113,000	12/31/2008
	21,982,000	12/31/2009
Scudder International Select Equity Portfolio	23,423,000	12/31/2009
Scudder Investment Grade Bond Portfolio	1,832,000	12/31/2008
Scudder New Europe Portfolio	130,000	12/31/2008
	3,820,000	12/31/2009
Scudder Small Cap Growth Portfolio	87,908,000	12/31/2009
Scudder Strategic Income Portfolio	177,000	12/31/2007
	153,000	12/31/2008
	103,000	12/31/2009
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,142,000	12/31/2009
Scudder Total Return Portfolio	57,276,000	12/31/2009
SVS Davis Venture Value Portfolio	129,000	12/31/2009
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
SVS Dreman Small Cap Value Portfolio	2,222,000	12/31/2007
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
SVS INVESCO Dynamic Growth Portfolio	317,000	12/31/2009
SVS Janus Growth and Income Portfolio	3,871,000	12/31/2008
	16,179,000	12/31/2009
SVS Janus Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
SVS Turner Mid Cap Growth Portfolio	2,401,000	12/31/2009

In addition, the Scudder Growth Portfolio inherited approximately $127,000 of capital losses from its merger with Scudder Variable Life Large Company Growth Portfolio, which may be applied against any realized net taxable capital gains in future years or until December 31, 2007, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from the period November 1, 2001 through December 31, 2001, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	456,000
Scudder Blue Chip Portfolio	512,000
Scudder Contrarian Value Portfolio	2,154,000
Scudder Global Blue Chip Portfolio	687,000
Scudder Growth Portfolio	2,103,000
Scudder High Yield Portfolio	6,509,000
Scudder International Select Equity Portfolio	2,750,000
Scudder New Europe Portfolio	988,000
Scudder Small Cap Growth Portfolio	5,840,000
Scudder Technology Growth Portfolio	8,267,000
SVS Davis Venture Value Portfolio	226,000
SVS Dreman Financial Services Portfolio	172,000
SVS Dreman High Return Equity Portfolio	371,000
SVS Dreman Small Cap Value Portfolio	1,211,000
SVS Eagle Focused Large Cap Growth Portfolio	3,800
SVS Focus Value+Growth Portfolio	1,947,000
SVS Index 500 Portfolio	258,000
SVS INVESCO Dynamic Growth Portfolio	62,000
SVS Janus Growth and Income Portfolio	5,715,000
SVS Janus Growth Opportunities Portfolio	8,403,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. For the purpose of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2001, the portfolios' components of distributable earnings on a tax basis are as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	222,093	-	8,642,000	(15,283,097)
Scudder Blue Chip Portfolio	721,603	-	38,336,000	16,373,801
Scudder Contrarian Value Portfolio	3,627,591	-	19,935,000	5,657,158
Scudder Global Blue Chip Portfolio	244,074	-	2,711,000	(1,834,012)
Scudder Government Securities Portfolio	11,004,884	-	896,000	708,472
Scudder Growth Portfolio	-	-	94,395,000	42,531,457
Scudder High Yield Portfolio	29,551,964	-	59,172,000	(84,459,754)
Scudder International Select Equity Portfolio	439,029	-	23,423,000	(7,807,964)
Scudder Investment Grade Bond Portfolio	4,940,352	-	1,832,000	(751,003)
Scudder Money Market Portfolio	5,516	-	-	-
Scudder New Europe Portfolio	-	-	3,950,000	(266,608)
Scudder Small Cap Growth Portfolio	-	-	87,908,000	5,272,838
Scudder Strategic Income Portfolio	755,627	-	433,000	16,748
Scudder Technology Growth Portfolio	207,899	-	102,755,000	(92,126,755)
Scudder Total Return Portfolio	21,322,704	-	57,276,000	63,401,977
SVS Davis Venture Value Portfolio	121,297	-	129,000	2,566,317
SVS Dreman Financial Services Portfolio	955,065	-	2,341,000	6,326,059
SVS Dreman High Return Equity Portfolio	4,480,022	1,523,210	-	9,156,942
SVS Dreman Small Cap Value Portfolio	935,792	-	2,222,000	20,171,892
SVS Eagle Focused Large Cap Growth Portfolio	-	-	8,361,000	(1,390,845)
SVS Focus Value+Growth Portfolio	601,041	-	9,619,000	(151,457)
SVS Index 500 Portfolio	1,055,536	-	3,715,000	(20,975,822)
SVS INVESCO Dynamic Growth Portfolio	-	-	317,000	1,255,951
SVS Janus Growth and Income Portfolio	999,003	-	20,050,000	(680,278)
SVS Janus Growth Opportunities Portfolio	-	-	33,678,000	(18,618,693)
SVS Oak Strategic Equity Portfolio	-	-	322,000	(35,778)
SVS Turner Mid Cap Growth Portfolio	-	-	2,401,000	3,758,994

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the portfolios are summarized as follows:

Portfolio	Distributions from ordinary income* ($)	Distributions from long-term capital gains ($)	Distributions from return of capital ($)
Scudder Aggressive Growth Portfolio	652,558	-	-
Scudder Blue Chip Portfolio	975,786	-	-
Scudder Contrarian Value Portfolio	3,893,591	-	-
Scudder Global Blue Chip Portfolio	297,369	743,424	-
Scudder Government Securities Portfolio	8,562,567	-	-
Scudder Growth Portfolio	587,343	43,022,245	217,806
Scudder High Yield Portfolio	37,937,710	-	-
Scudder International Select Equity Portfolio	13,846,611	10,560,974	-
Scudder Investment Grade Bond Portfolio	4,623,273	-	-
Scudder Money Market Portfolio	15,691,810	-	-
Scudder New Europe Portfolio	345,868	-	-
Scudder Small Cap Growth Portfolio	5,689,208	28,943,995	365,607
Scudder Strategic Income Portfolio	110,157	-	-
Scudder Technology Growth Portfolio	547,146	-	-
Scudder Total Return Portfolio	25,554,195	30,345,606	-
SVS Dreman Financial Services Portfolio	1,183,047	-	-
SVS Dreman High Return Equity Portfolio	2,559,657	-	-
SVS Focus Value+Growth Portfolio	914,441	9,601,639	-
SVS Index 500 Portfolio	599,089	-	-
SVS Janus Growth and Income Portfolio	764,939	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios except the Scudder Total Return Portfolio. All discounts and premiums for the Scudder Total Return Portfolio are accreted/amortized for financial reporting purposes only.

B. Investment Transactions

During the six months ended June 30, 2002, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	21,815,044	12,431,449
Scudder Blue Chip Portfolio	216,073,316	209,881,471
Scudder Contrarian Value Portfolio	113,488,389	94,820,822
Scudder Global Blue Chip Portfolio	8,602,170	2,676,832
Scudder Government Securities Portfolio: excluding direct U.S. Government obligations, short-term investments and mortgage dollar roll transactions	617,723,231	515,492,346
direct U.S. Government obligations	67,318,520	82,147,252
mortgage dollar roll transactions	199,795,719	187,986,191
Scudder Growth Portfolio	49,589,035	78,586,313
Scudder High Yield Portfolio	249,537,918	269,831,622
Scudder International Select Equity Portfolio	125,924,079	129,307,139
Scudder Investment Grade Bond Portfolio	248,511,418	199,598,718
Scudder New Europe Portfolio	29,979,816	22,414,079
Scudder Small Cap Growth Portfolio	50,832,344	53,247,217
Scudder Strategic Income Portfolio	19,364,071	741,599
Scudder Technology Growth Portfolio	118,251,852	72,080,518
Scudder Total Return Portfolio	621,386,592	630,719,532
SVS Davis Venture Value Portfolio	69,053,167	14,419,954
SVS Dreman Financial Services Portfolio	36,096,065	10,441,840
SVS Dreman High Return Equity Portfolio	224,188,080	41,467,347
SVS Dreman Small Cap Value Portfolio	233,088,780	125,599,765
SVS Eagle Focused Large Cap Growth Portfolio	56,167,221	36,637,503
SVS Focus Value+Growth Portfolio	99,723,415	91,901,606
SVS Index 500 Portfolio	76,249,484	1,265,466
SVS INVESCO Dynamic Growth Portfolio	17,843,732	8,683,604
SVS Janus Growth and Income Portfolio	70,901,407	30,039,683
SVS Janus Growth Opportunities Portfolio	54,247,364	34,767,817
SVS MFS Strategic Value Portfolio	4,174,356	262,270
SVS Oak Strategic Equity Portfolio	21,660,975	6,101,048
SVS Turner Mid Cap Growth Portfolio	95,177,465	63,960,057

For the six months ended June 30, 2002, transactions for written options were as follows for the Scudder Aggressive Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	1,231	90,211
Closed	-	-
Exercised	(541)	(51,028)
Expired	(690)	(39,183)
End of period	-	-

For the six months ended June 30, 2002, transactions for written options were as follows for the Scudder Small Cap Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	650	47,913
Closed	-	-
Exercised	-	-
Expired	(650)	(47,913)
End of period	-	-

For the six months ended June 30, 2002, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	648	111,452
Written	-	-
Closed	-	-
Exercised	-	-
Expired	(648)	(111,452)
End of period	-	-

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the portfolios. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Contrarian Value Portfolio	0.75%
Scudder Government Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Yield Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Investment Grade Bond Portfolio	0.60%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
Over $12.5 billion	0.62%

Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.75%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	1.00%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.95%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$200 million	0.440%
$200 million-$750 million	0.400%
$750 million-$2 billion	0.380%
$2 billion -$5 billion	0.365%
Over $5 billion	0.335%

Effective April 5, 2002, the sub-advisor agreement between the SVS Index 500 Portfolio and Deutsche Asset Management, Inc. was terminated and the investment management fee was lowered. The portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of SVS Index 500 Portfolio's average daily net assets.

The Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

The Advisor has agreed to limit its management fee to 0.85% and 0.70% for the Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio, respectively. Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate
Scudder Global Blue Chip Portfolio	234,317	35,148	0.85%
Scudder New Europe Portfolio	145,966	43,790	0.70%

In addition, the Advisor has temporarily agreed to absorb certain operating expenses of the Scudder New Europe Portfolio. Under these arrangements, the Advisor waived and absorbed expenses of $31,080, for the six months ended June 30, 2002.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
$250 million-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$1.5 billion	0.825%
$1.5 billion-$2.5 billion	0.800%
Over $2.5 billion	0.775%

Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the portfolio's average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate
SVS MFS Strategic Value Portfolio	4,580	2,890	0.35%

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisors, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the "growth" portion and, effective April 5, 2002, Dreman Value Management, L.L.C. serves as sub-advisor to the "value" portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. For the six months ended June 30, 2002, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Fees Waived by Advisor ($)	Unpaid at June 30, 2002 ($)
Scudder Aggressive Growth Portfolio	4,854	-	6,584
Scudder Global Blue Chip Portfolio	44,913	-	25,310
Scudder New Europe Portfolio	16,001	16,001	-
Scudder Technology Growth Portfolio	31,782	-	13,443
SVS Davis Venture Value Portfolio	17,454	-	810
SVS Dreman Financial Services Portfolio	15,547	-	1,369
SVS Dreman High Return Equity Portfolio	63,893	-	4,841
SVS Eagle Focused Large Cap Growth Portfolio	18,376	-	3,900
SVS Index 500 Portfolio	46,999	-	27,818
SVS INVESCO Dynamic Growth Portfolio	24,154	-	3,468
SVS Janus Growth and Income Portfolio	28,466	-	4,087
SVS Janus Growth Opportunities Portfolio	84,413	-	16,943
SVS MFS Strategic Value Portfolio	6,122	6,122	-
SVS Oak Strategic Equity Portfolio	3,034	-	982
SVS Turner Mid Cap Growth Portfolio	43,218	-	19,306

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the portfolios for the six months ended June 30, 2002 are reflected as interest income on the Statement of Operations as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	62,141
Scudder Blue Chip Portfolio	72,454
Scudder Contrarian Value Portfolio	284,754
Scudder Global Blue Chip Portfolio	6,690
Scudder Government Securities Portfolio	805,051
Scudder Growth Portfolio	57,287
Scudder High Yield Portfolio	121,961
Scudder International Select Equity Portfolio	2,955
Scudder Investment Grade Bond Portfolio	173,906
Scudder New Europe Portfolio	7,898
Scudder Small Cap Growth Portfolio	209,675
Scudder Strategic Income Portfolio	38,185
Scudder Technology Growth Portfolio	457,029
Scudder Total Return Portfolio	362,607
SVS Davis Venture Value Portfolio	156,332
SVS Dreman Financial Services Portfolio	44,234
SVS Dreman High Return Equity Portfolio	416,515
SVS Dreman Small Cap Value Portfolio	94,737
SVS Eagle Focused Large Cap Growth Portfolio	30,547
SVS Focus Value+Growth Portfolio	53,659
SVS Index 500 Portfolio	83,428
SVS INVESCO Dynamic Growth Portfolio	21,828
SVS Janus Growth and Income Portfolio	267,796
SVS Janus Growth Opportunities Portfolio	78,610
SVS MFS Strategic Value Portfolio	1,140
SVS Oak Strategic Equity Portfolio	16,888
SVS Turner Mid Cap Growth Portfolio	37,019

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the six months ended June 30, 2002, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	596
Scudder Blue Chip Portfolio	25
Scudder Contrarian Value Portfolio	23
Scudder Government Securities Portfolio	1,535
Scudder Growth Portfolio	17
Scudder High Yield Portfolio	340
Scudder International Select Equity Portfolio	136
Scudder Investment Grade Bond Portfolio	323
Scudder Money Market Portfolio	217
Scudder Small Cap Growth Portfolio	465
Scudder Strategic Income Portfolio	49
Scudder Technology Growth Portfolio	24
Scudder Total Return Portfolio	209
SVS Davis Venture Value Portfolio	45
SVS Dreman Financial Services Portfolio	159
SVS Dreman High Return Equity Portfolio	194
SVS Dreman Small Cap Value Portfolio	913
SVS Eagle Focused Large Cap Growth Portfolio	25
SVS Focus Value+Growth Portfolio	26
SVS Index 500 Portfolio	46
SVS Janus Growth and Income Portfolio	36
SVS Janus Growth Opportunities Portfolio	14
SVS Oak Strategic Equity Portfolio	31
SVS Turner Mid Cap Growth Portfolio	91

E. Commitments

As of June 30, 2002, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder Global Blue Chip Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	390,921,000	USD	3,055,383	7/22/02	(220,310)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
USD	1,023,901	JPY	124,061,000	7/22/02	15,659

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
EUR	404,209	USD	365,001	8/13/02	(35,314)
GBP	157,236	USD	228,778	7/31/02	(11,430)
EUR	386,473	USD	360,000	8/13/02	(22,750)
EUR	785,174	USD	734,138	8/13/02	(43,472)
EUR	784,719	USD	733,712	8/13/02	(43,447)
JPY	299,413,989	USD	2,408,801	7/2/02	(97,489)
CAD	941,514	USD	613,436	8/12/02	(7,254)
					(261,156)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	299,413,989	USD	2,519,896	8/2/02	9,529

Abbreviations:

USD	United States Dollars	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 60% and 38%, respectively.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 55% and 39%, respectively.

Scudder Contrarian Value Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding shares of the Portfolio, owning 91%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50% and 47%, respectively.

Scudder Government Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 44%, 30% and 17%, respectively.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 60%, 26% and 13%, respectively.

Scudder High Yield Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 42%, 34% and 22%, respectively.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 48%, 37% and 14%, respectively.

Scudder Investment Grade Bond Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 51% and 40%, respectively.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 38%, 37% and 23%, respectively.

Scudder New Europe Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 66% and 32%, respectively.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 36%, 32% and 29%, respectively.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50% and 46%, respectively.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 63% and 35%, respectively.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50%, 34% and 15%, respectively.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 72% and 27%, respectively.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 51% and 45%, respectively.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 35%, respectively.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 43%, 39% and 15%, respectively.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 64% and 33%, respectively.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 59%, 23% and 16%, respectively.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 63% and 35%, respectively.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 76% and 21%, respectively.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 62% and 36%, respectively.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 37%, respectively.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 39%, respectively.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 81% and 18%, respectively.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 78% and 21%, respectively.

G. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The following portfolios may borrow up to a maximum percentage of their net assets under the agreement:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Contrarian Value Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Yield Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Investment Grade Bond Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder New Europe Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

H. Subsequent Event

On July 24, 2002, the Board of Scudder Variable Series II approved an Agreement and Plan of Reorganization (the "Plan") between the Scudder New Europe Portfolio (the "Portfolio") and the Scudder International Select Equity Portfolio (the "Acquiring Portfolio").

The Plan provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio solely in exchange for shares of the Acquiring Portfolio.

The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the Portfolio. A Special Meeting (the "Meeting") of the shareholders of the Portfolio will be held on or about October 29, 2002 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Portfolio at that time.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective on or about November 4, 2002.

In the event shareholders of the Portfolio fail to approve the Plan, the Portfolio will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.

Shareholder Meeting Results

A Special Meeting of Shareholders of each portfolio of Scudder Variable Series II was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, MA 02110. At the meeting, the following matter was voted upon by the shareholders of each portfolio, voting separately (the resulting votes are presented below):

1. To approve a new investment management agreement for the portfolio with Deutsche Investment Management, Inc.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
Scudder Aggressive Growth Portfolio	6,843,137	154,804	150,928
Scudder Blue Chip Portfolio	18,903,013	361,150	888,095
Scudder Contrarian Value Portfolio	18,097,607	413,992	718,712
Scudder Global Blue Chip Portfolio	4,688,975	82,606	197,955
Scudder Government Securities Portfolio	23,838,660	572,730	1,253,989
Scudder Growth Portfolio	18,050,127	817,223	805,044
Scudder High Yield Portfolio	34,165,775	692,029	1,352,969
Scudder International Select Equity Portfolio (formerly Scudder International Research Portfolio)	12,255,770	293,119	424,557
Scudder Investment Grade Bond Portfolio	11,939,070	96,570	539,368
Scudder Money Market Portfolio	664,095,031	10,771,384	28,412,878
Scudder New Europe Portfolio	3,939,282	37,710	70,756
Scudder Small Cap Growth Portfolio	17,347,970	403,293	840,925
Scudder Strategic Income Portfolio	2,235,365	16,783	68,142
Scudder Technology Growth Portfolio	36,661,537	750,175	1,203,151
Scudder Total Return Portfolio	35,446,184	978,249	1,653,614
SVS Davis Venture Value Portfolio (formerly SVS Venture Value Portfolio)	13,968,694	189,019	295,930
SVS Dreman Financial Services Portfolio	11,096,168	214,927	341,847
SVS Dreman High Return Equity Portfolio	44,199,392	748,064	1,717,488
SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)	14,771,902	349,274	519,940
SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth Portfolio)	7,286,623	65,087	120,109
SVS Focus Value+Growth Portfolio	10,273,114	199,096	383,938
SVS Index 500 Portfolio	27,306,868	297,614	1,153,465
SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth Portfolio)	3,064,929	19,102	153,440
SVS Janus Growth and Income Portfolio (formerly SVS Growth and Income Portfolio)	19,783,052	303,444	1,252,143
SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities Portfolio)	20,365,637	573,552	890,221
SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity Portfolio)	6,545,181	138,899	218,241
SVS Turner Mid Cap Growth Portfolio (formerly SVS Mid Cap Growth Portfolio)	6,740,047	89,373	198,744

The following matter was voted upon by the shareholders of SVS Focus Value+Growth Portfolio, SVS Dreman Small Cap Value Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, with each portfolio voting separately:

2. To approve a new sub-advisory agreement between the portfolio's investment manager and Dreman Value Management, L.L.C.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
SVS Dreman Financial Services Portfolio	11,080,073	148,512	424,357
SVS Dreman High Return Equity Portfolio	44,127,643	594,237	1,943,064
SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)	14,628,197	304,115	708,804
SVS Focus Value+Growth Portfolio	10,283,486	159,075	413,587

The following matter was voted upon by the shareholders of SVS Focus Value+Growth Portfolio only:

3. To approve a new sub-advisory agreement between the portfolio's investment manager and Jennison Associates LLC.

Affirmative	Against	Abstain
10,244,306	177,021	434,821

The following matter was voted upon by the shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio, with each portfolio voting separately:

4. To approve a new sub-advisory agreement between the portfolio's investment manager and Janus Capital Corporation.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
SVS Growth and Income Portfolio	19,768,216	260,971	1,309,452
SVS Growth Opportunities Portfolio	20,267,337	552,259	1,009,814

The following matter was voted upon by the shareholders of Scudder International Research Portfolio, Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, with each portfolio voting separately:

5. To approve a new sub-advisory agreement between the portfolio's investment manager and Deutsche Asset Management Investment Services Limited.

Portfolio	Affirmative	Against	Abstain
Scudder International Research Portfolio	12,130,787	310,460	532,199
Scudder New Europe Portfolio	3,920,300	42,829	84,619
Scudder Strategic Income Portfolio	2,212,060	19,355	88,875

The following matter was voted upon by the shareholders of SVS Dynamic Growth Portfolio only:

6. To approve a new sub-advisory agreement between the portfolio's investment manager and INVESCO Funds.

Affirmative	Against	Abstain
3,065,797	10,442	161,232

The following matter was voted upon by the shareholders of SVS Focused Large Cap Growth Portfolio only:

7. To approve a new sub-advisory agreement between the portfolio's investment manager and Eagle Asset Management, Inc.

Affirmative	Against	Abstain
7,312,161	55,921	103,737

The following matter was voted upon by the shareholders of SVS Mid Cap Growth Portfolio only:

8. To approve a new sub-advisory agreement between the portfolio's investment manager and Turner Investment Partners, Inc.

Affirmative	Against	Abstain
6,759,989	49,058	219,117

The following matter was voted upon by the shareholders of SVS Strategic Equity Portfolio only:

9. To approve a new sub-advisory agreement between the portfolio's investment manager and Oak Associates, Ltd.

Affirmative	Against	Abstain
6,582,649	41,332	278,340

The following matter was voted upon by the shareholders of SVS Venture Value Portfolio only:

10. To approve a new sub-advisory agreement between the portfolio's investment manager and Davis Selected
Advisors, L.P.

Affirmative	Against	Abstain
13,972,065	60,997	420,581

A Special Meeting of Shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio was held on February 14, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, MA 02110. At the meeting, the following matter was voted upon by the shareholders of each portfolio, voting separately:

1. To approve a new sub-advisory agreement between the portfolio's investment manager and Janus Capital Corporation.

Portfolio	Affirmative	Against	Abstain
SVS Growth and Income Portfolio	17,314,548	307,995	960,931
SVS Growth Opportunities Portfolio	18,703,530	422,378	928,993

A Special Meeting of Shareholders of Scudder Small Cap Value Portfolio was held on January 17, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, MA 02110. At the meeting, the following matter was voted upon by the shareholders:

1. To approve a new sub-advisory agreement between the portfolio's investment manager and Dreman Value Management, L.L.C.

Affirmative	Against	Abstain
10,950,235	282,737	714,762

Notes

Notes

Notes

Notes

About the Fund's Advisor

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Manager:
Deutsche Investment Management Americas Inc.
222 South Riverside Plaza Chicago, IL 60606
(Tel) 800-778-1482

[Scudder Investments logo]

A Member of Deutsche Asset Management

[Deutsche Asset Management logo]

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.
SVS2-3 (8/31/02) 18197
Printed in the U.S.A.

PART C.    OTHER INFORMATION

Item 15.    Indemnification.

Article VIII of the Registrant’s Agreement and Declaration of Trust (Exhibit (1)(a)(1) and (2) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each of the Trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a Trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Registrant has purchased insurance policies insuring its officers and Trustees against certain liabilities which such officers and Trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and Trustees by way of indemnification against such liabilities, subject to certain deductibles.

On December 3, 2001, the majority owners of Zurich Scudder Investments, Inc. (“Scudder”) entered into a transaction agreement with Deutsche Bank whereby Deutsche Bank would acquire 100% of Scudder, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the Trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Item 16.    Exhibits.

(1)	(a)(1)
Amended and Restated Agreement and Declaration of Trust, dated April 24, 1998. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on April 28, 1998.)

(a)(2)
Certificate of Amendment to the Declaration of Trust, dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 29, 1999.)

(a)(3)
Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on September 1, 1999.)

(a)(4)
Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated July 14, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on September 1, 1999.)

(a)(5)
Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated September 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on October 29, 1999.)

(a)(6)	Redesignation of Series dated May 1, 2000. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on May 1, 2000.)

(a)(7)
Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated January 24, 2001. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on February 15, 2001.)

(a)(8)
Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(a)(9)	Redesignation of Series dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed February 15, 2001.)

(a)(10)
Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(a)(11)
Certificate of Amendment of Declaration of Trust, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on February 15, 2001.)

(a)(12)
Redesignation of Series for SVS Dreman Small Cap Value Portfolio, dated January 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 13, 2002.)

(a)(13)
Establishment and Designation of Classes of Shares of Beneficial Interest for SVS MFS Strategic Value Portfolio dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(a)(14)
Establishment and Designation of Class of Shares of Beneficial Interest dated November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(a)(15)	Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on April 27, 1995.)

(a)(16)
Amended and Restated Establishment and Designation of Series, on behalf of Kemper Aggressive Growth Portfolio and Kemper Technology Growth Portfolio, dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on August 31, 1999.)

(a)(17)
Amended and Restated Establishment and Designation of Series, on behalf of KVS Index 500 Portfolio, dated July 14, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on August 31, 1999.)

(a)(18)
Amended and Restated Establishment and Designation of Series, on behalf of KVS Growth Opportunities Portfolio, KVS Growth and Income Portfolio and KVS Focused Large Cap Growth Portfolio, dated September 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on October 29, 1999.)

(2)	(b)(1)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on April 27, 1995.)

	(b)(2)	Amended By-laws dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(3)		Inapplicable.

(4)		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A.

(5)		Inapplicable.

(6)	(d)(1)
Investment Management Agreement between the Registrant, on behalf of Scudder Aggressive Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(2)
Investment Management Agreement between the Registrant, on behalf of Scudder Blue Chip Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(3)
Investment Management Agreement between the Registrant, on behalf of Scudder Contrarian Value Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(4)
Investment Management Agreement between the Registrant, on behalf of Scudder Global Blue Chip Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(5)
Investment Management Agreement between the Registrant, on behalf of Scudder Government Securities Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(6)
Investment Management Agreement between the Registrant, on behalf of Scudder Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(7)
Investment Management Agreement between the Registrant, on behalf of Scudder High Yield Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(8)
Investment Management Agreement between the Registrant, on behalf of Scudder International Research Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(9)
Investment Management Agreement between the Registrant, on behalf of Scudder Investment Grade Bond Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(10)
Investment Management Agreement between the Registrant, on behalf of Scudder Money Market Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(11)
Investment Management Agreement between the Registrant, on behalf of Scudder New Europe Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(12)
Investment Management Agreement between the Registrant, on behalf of Scudder Small Cap Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(13)
Investment Management Agreement between the Registrant, on behalf of Scudder Strategic Income Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(14)
Investment Management Agreement between the Registrant, on behalf of Scudder Technology Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(15)
Investment Management Agreement between the Registrant, on behalf of Scudder Total Return Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(16)
Investment Management Agreement between the Registrant, on behalf of SVS Davis Venture Value Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(17)
Investment Management Agreement between the Registrant, on behalf of SVS Dreman Financial Services Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(18)
Investment Management Agreement between the Registrant, on behalf of SVS Dreman High Return Equity Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(19)
Investment Management Agreement between the Registrant, on behalf of SVS Dreman Small Cap Value Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(20)
Investment Management Agreement between the Registrant, on behalf of SVS Eagle Focused Large Cap Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(21)
Investment Management Agreement between the Registrant, on behalf of SVS Focus Value+Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(22)
Investment Management Agreement between the Registrant, on behalf of SVS Index 500 Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(23)
Investment Management Agreement between the Registrant, on behalf of SVS INVESCO Dynamic Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(24)
Investment Management Agreement between the Registrant, on behalf of SVS Janus Growth and Income Portfolio, and Deutsche Investment Management Americas Inc. dated
April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on Form N-1A filed on May 1, 2002.)

(d)(25)
Investment Management Agreement between the Registrant, on behalf of SVS Janus Growth Opportunities Portfolio, and Deutsche Investment Management Americas Inc. dated
April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(26)
Investment Management Agreement between the Registrant, on behalf of SVS Oak Strategic Equity Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(27)
Investment Management Agreement between the Registrant, on behalf of SVS Turner Mid Cap Growth Portfolio, and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on May 1, 2002.)

(d)(28)
Investment Management Agreement between the Registrant, on behalf of SVS MFS Strategic Value Portfolio, and Deutsche Investment Management Americas Inc. dated May 1, 2002. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(29)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Davis Select Advisors L.P., dated April 5, 2002, for SVS Davis Venture Value Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(30)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman Financial Services Value Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(31)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman High Return Equity Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(32)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman Small Cap Value Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(33)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Eagle Asset Management, L.L.C., dated April 5, 2002, for SVS Eagle Focused Large Cap Growth Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(34)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Jennison Associates, L.L.C., dated April 5, 2002, for SVS Focus Value+Growth Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(35)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Focus Value+Growth Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(36)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and INVESCO Funds Group, Inc., dated April 5, 2002, for SVS INVESCO Dynamic Growth Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(37)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Janus Capital Management L.L.C., dated April 5, 2002, for SVS Janus Growth and Income Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(38)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Janus Capital Management L.L.C., dated April 5, 2002, for SVS Janus Growth Opportunities Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(39)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Massachusetts Financial Services Company, dated May 1, 2002, for SVS MFS Strategic Value Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on
July 26, 2002.)

(d)(40)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Oak Associates, Ltd., dated April 5, 2002, for SVS Oak Strategic Equity Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(41)
Subadvisory Agreement between Deutsche Asset Management Americas Inc. and Turner Investment Partners, Inc., dated April 5, 2002, for SVS Turner Mid Cap Growth Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(d)(42)
Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Ltd., dated May 16, 2002, for Scudder International Select Equity Portfolio. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(7)	(e)
Underwriting and Distribution Services Agreement between Scudder Variable Series II and Scudder Distributors, Inc., dated April 8, 2002. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(8)		Inapplicable.

(9)	(g)(1)
Custody Agreement between the Registrant, on behalf of Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio, Kemper Growth Portfolio, Kemper Government Securities Portfolio, Kemper International Portfolio, Kemper Small Cap Growth Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Value+Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Contrarian Portfolio, Kemper Small Cap Value Portfolio, Kemper Blue Chip Portfolio and Kemper Global Income Portfolio, and Investors Fiduciary Trust Company, dated March 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on April 27, 1995.)

(g)(2)
Foreign Custodian Agreement between Chase Manhattan Bank and Kemper Investors Fund, dated January 2, 1990. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on April 27, 1995.)

(g)(3)
Custody Agreement between the Registrant, on behalf of KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio, and State Street Bank and Trust Company, dated April 24, 1998. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 12, 1999.)

(g)(4)
Custody Agreement between the Registrant, on behalf of Kemper International Growth and Income Portfolio and Kemper Global Blue Chip Portfolio, and Brown Brothers Harriman & Co., dated May 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 12, 1999.)

(g)(5)
Addendum to the Custody Agreement between the Registrant, on behalf of Kemper Aggressive Growth Portfolio and Kemper Technology Growth Portfolio, and State Street Bank and Trust Company, dated May 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 29, 1999.)

(10)	(m)	Rule 12b-1 Plan. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(10)	(n)	Rule 18f-3 Plan. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(11)		Opinion and Consent of Vedder, Price, Kaufman & Kammholz. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(12)		Form of Tax Opinion and Consent of Vedder, Price, Kaufman & Kammholz. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(13)	(h)(1)
Agency Agreement between Scudder Variable Series II and Scudder Investments Service Company, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 8, 2002.)

	(h)(2)	Supplement to Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 29, 1999.)

(h)(3)
Fund Accounting Services Agreements between the Registrant, on behalf of Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio, Kemper Growth Portfolio, Kemper Government Securities Portfolio, Kemper International Portfolio, Kemper Small Cap Growth Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Value+Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Value Portfolio, Kemper Small Cap Value Portfolio, Kemper Blue Chip Portfolio and Kemper Global Income Portfolio, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on
March 26, 1998.)

(h)(4)
Fund Accounting Services Agreement between the Registrant, on behalf of KVS Dreman High Return Equity Portfolio, KVS Dreman Financial Services Portfolio, Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 12, 1999.)

(h)(5)
Fund Accounting Services Agreement between the Registrant, on behalf of Kemper Aggressive Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 29, 1999.)

(h)(6)
Fund Accounting Services Agreement between the Registrant, on behalf of Kemper Technology Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on April 29, 1999.)

(h)(7)
Fund Accounting Services Agreement between the Registrant, on behalf of KVS Index 500 Portfolio (formerly, Kemper Index 500 Portfolio), and Scudder Fund Accounting Corporation, dated September 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on August 31, 1999.)

(h)(8)
Fund Accounting Services Agreement between the Registrant, on behalf of KVS Focused Large Cap Growth Portfolio, and Scudder Fund Accounting Corporation, dated October 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on February 25, 2000.)

(h)(9)
Fund Accounting Services Agreement between the Registrant, on behalf of KVS Growth and Income Portfolio, and Scudder Fund Accounting Corporation, dated October 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on February 25, 2000.)

(h)(10)
Fund Accounting Services Agreement between the Registrant, on behalf of KVS Growth Opportunities Portfolio, and Scudder Fund Accounting Corporation, dated October 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on February 25, 2000.)

(h)(11)
Amendment to Custodian Contract between State Street Bank and Trust Company and Kemper Variable Series, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2001.)

(h)(12)
Fund Accounting Services Agreement between the Registrant, on behalf of SVS Dynamic Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2001.)

(h)(13)
Fund Accounting Services Agreement between the Registrant, on behalf of SVS Mid Cap Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2001.)

(h)(14)
Fund Accounting Services Agreement between the Registrant, on behalf of SVS Strategic Equity Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2001.)

(h)(15)
Fund Accounting Services Agreement between the Registrant, on behalf of SVS Venture Value Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on April 30, 2001.)

(14)		Consent of Independent Auditors. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(15)		Inapplicable.

(16)		Powers of Attorney. (Incorporated by reference to the Registration Statement on Form N-14 filed on July 26, 2002.)

(17)		Form of Proxy is filed herein.

Item 17.    Undertakings.

(1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the registrant, in the City of Chicago and State of Illinois, on the 29th day of August, 2002.

SCUDDER VARIABLE SERIES II

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Title: President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ William F. Glavin, Jr. William F. Glavin, Jr.	President and Trustee	August 29, 2002
/s/ John W. Ballantine* John W. Ballantine	Trustee	August 29, 2002
/s/ Lewis A. Burnham* Lewis A. Burnham	Trustee	August 29, 2002
/s/ Donald L. Dunaway* Donald L. Dunaway	Trustee	August 29, 2002
/s/ James R. Edgar* James R. Edgar	Trustee	August 29, 2002
/s/ Paul K. Freeman* Paul K. Freeman	Trustee	August 29, 2002
/s/ Richard T. Hale* Richard T. Hale	Trustee	August 29, 2002
/s/ Robert B. Hoffman* Robert B. Hoffman	Trustee	August 29, 2002
/s/ Shirley D. Peterson* Shirley D. Peterson	Trustee	August 29, 2002
/s/ Fred B. Renwick* Fred B. Renwick	Trustee	August 29, 2002
/s/ William P. Sommers* William P. Sommers	Trustee	August 29, 2002
/s/ John G. Weithers*	Trustee	August 29, 2002
John G. Weithers
/s/ Gary L. French Gary L. French	Treasurer (Principal Financial and Accounting Officer)	August 29, 2002

*By: /s/ Caroline Pearson Caroline Pearson, Attorney-in-fact		August 29, 2002

*Executed	pursuant to powers of attorney filed herein as an exhibit to the Registrant’s Registration Statement on Form N-14.

SCUDDER VARIABLE SERIES II

EXHIBIT INDEX

Exhibit 17	Form of Proxy